                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7704

                              Schwab Capital Trust
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
       -------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip code)

                                 Randall W. Merk
                              Schwab Capital Trust
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB EQUITY INDEX FUNDS

      SEMIANNUAL REPORT
      April 30, 2004

      Schwab S&P 500 Fund

      Schwab 1000 Fund(R)

      Schwab Small-Cap
      Index Fund(R)

      Schwab Total Stock Market
      Index Fund(R)

      Schwab International
      Index Fund(R)


                                                           [CHARLES SCHWAB LOGO]

Five ways to put the power of the stock market in your portfolio--with some of the lowest expenses in the industry.

   IN THIS REPORT

     Management's Discussion ..............................................    2
        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ..............    5

     Schwab S&P 500 Fund
        Investor Shares: SWPIX Select Shares(R): SWPPX e.Shares(R): SWPEX

        The fund's goal is to track the total return of the S&P 500(R)
        Index. 1

        Performance and Fund Facts ...........    7
        Financial Statements .................   23

     Schwab 1000 Fund
        Investor Shares: SNXFX  Select Shares: SNXSX

        The fund's goal is to match the total return of the Schwab
        1000 Index(R).

        Performance and Fund Facts ...........   11
        Financial Statements .................   38

     Schwab Small-Cap Index Fund
        Investor Shares: SWSMX  Select Shares: SWSSX

        The fund's goal is to track the total return of small capitalization U.S. stocks, as measured by the Schwab
        Small-Cap Index(R).

        Performance and Fund Facts ...........   14
        Financial Statements .................   59

     Schwab Total Stock Market Index Fund
        Investor Shares: SWTIX  Select Shares: SWTSX

        The fund's goal is to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index. 2

        Performance and Fund Facts ...........   17
        Financial Statements .................   79

     Schwab International Index Fund
        Investor Shares: SWINX  Select Shares: SWISX

        The fund's goal is to track the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside the United States, as measured by the Schwab International Index(R).

        Performance and Fund Facts ...........   20
        Financial Statements .................  126

     Financial Notes ......................................................  137

     Fund Trustees ........................................................  141

     Glossary .............................................................  144

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

   1 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R) and
     500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

   2 Wilshire and Wilshire 5000 are registered service marks of Wilshire
     Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

When I look at the current economic trends, I see a lot of positive indicators. Corporate profits, revenues, capital spending and the employment numbers have been strong. With the GDP and capital spending also strong, we seem to be in the early stages of what could be a long-term economic recovery. However, even though stock market and economic cycles have historically been in synch, this now seems to be less certain.

The stock market, reflecting the uncertainty around the globe, has become increasingly volatile. Whether it's the war in Iraq or global terrorism, investors are exposed to frightening images over and over again throughout the day. This may play on investors' emotions, potentially contributing to the market's recent volatility.

Given this, and because it can be so difficult to fight your emotions, I believe it's more important than ever to stay diversified. By being diversified across and within all asset classes, you have an "all-weather" portfolio that can offer you some balance in any market climate. There are very obvious reasons why diversification is useful, but what I believe is its understated beauty is that it gives many of you the discipline you need to stick with a well thought out strategy.

I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe that mutual funds are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in the stock markets, this is perhaps more important than ever.

Overall, despite the likelihood of short-term market volatility, I maintain complete faith in the strength of the U. S. economy. I always have believed and continue to believe that the stock market is the best place for long-term investing, and that with a wise investing plan--and a well diversified portfolio--you will be well-positioned to meet your financial goals.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended April 30, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The stock market's continued recovery during the report period was welcome news to long-term investors, especially those of you who had suffered through declining share prices before then.

For years, investors sold stocks and stock mutual funds when the economy was weak or when geopolitical tensions heightened, despite the fact that stock and fund prices often were relatively cheap during those dark hours. Over the past year, however, I've spoken with many individual investors who benefited from sticking with their long-term asset-allocation plans. As a result, they were able to participate in the past year's stock market gains. They learned how difficult it is to successfully "time the market" and determine when to "be in cash." Many have given up this chase altogether and have benefited both financially and emotionally.

Given the ongoing geopolitical situation, however, it's quite understandable that many investors are nervous, and some are again acting more on their emotions than on sound investment principles. When you invest in SchwabFunds(R), you can be assured that our portfolio managers understand your concerns and are diligent in their approach to the investment process. Key to this is their knowledge of and adherence to each fund's objective and their vigilant focus on remaining true to it. In short, each of our portfolio manager's responsibility is to remain consistent in implementing their investment strategies, despite the market's fluctuations.

There's one more thing I want to address in this letter and that is, as of July 19, 2004, following a distinguished ten-year career at Schwab, Geri Hom, senior portfolio manager, has decided to retire. Jeff Mortimer, senior vice-president and chief investment officer, equities of Charles Schwab Investment Management, Inc., assumes Geri's responsibilities for overall management of the funds.

I expect these changes to be seamless to our shareholders, as SchwabFunds(R) has been and will continue to be managed by teams of seasoned professionals, who remain committed to their investing styles. We thank you for your trust in us as we help you reach your long- or short-term financial goals.

Sincerely,

/s/ Randall W. Merk


2 Schwab Equity Index Funds

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the funds. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Total Stock Market and International Index funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

THE ECONOMY AND THE MARKET

The economy, which had improved during the second half of 2003, picked up steam at the end of the year and continued to show signs of recovery through the current report period of November 1, 2003 through April 30, 2004. The securities market reflected the positive news through first-quarter 2004. During that time, the market started to bounce around a little, as evidenced by the volatility in the S&P 500(R) Index in February and March. Toward the end of the report period, in late April, the market fell precipitously and many of the funds' 2004 gains were lost. Nonetheless, its earlier performance was strong enough to push the broader market up 6.27% for the report period, as measured by the S&P 500(R) Index.

While the economy officially emerged from recession in 2001, the recovery didn't fully materialize until 2003. And it wasn't until late in 2003 when investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth. Capital spending showed signs of life amid rising corporate profits.

The economy continued to expand in 2004. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise, despite a mid-quarter pause in the upward trend in consumer confidence, and higher commodity prices were holding. Mortgage refinancing activity, while still significant, started to show signs of waning as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid growth.

On the currency front, the dollar rebounded from its lows, due to two reasons. First, the U. S. economy grew more than most other countries' economies did. The second reason is the expectation that interest rates will rise, which has served to stimulate inflows of foreign capital.

The Federal Reserve (Fed) left interest rates unchanged during the period. Inflation began to accelerate, alleviating Fed fears of possible deflation. Consequent expectations that the Fed would soon begin to raise interest rates weighed on markets toward the end of the period. Nevertheless, economic fundamentals remained sound. With delayed job growth underway, the economy was improving on all fronts. Strong


                                                     Schwab Equity Index Funds 3

MANAGEMENT'S DISCUSSION continued

      With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq.

personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq. Business profits exhibited another strong quarterly gain and investment in equipment and inventories remained healthy. In sum, it appeared that the economy, indeed, was back on track.

THE FUNDS

The equities market started off strong at the beginning of the period that ran from November 1, 2003 through April 30, 2004. Toward the middle of first-quarter 2004, however, the market, as evidenced by the S&P 500(R) Index, became fairly volatile and bounced around until the end of April, when it dropped precipitously, giving up some of its earlier gains. Nonetheless, performance of all of the Equity Index Funds was positive over the report period, closely tracking their benchmarks.

The S&P 500(R) Index closed at 1107.30, up 6.27% for the period. First-quarter earnings came in very strong. As of the end of April, 410 of the 500 companies in the index had reported earnings, which were an average 8.4% higher than analysts' estimates.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 6.27%  S&P 500(R) INDEX: measures U.S. large-cap stocks

 6.54%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

12.39% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

 1.25%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

                    Lehman Brothers
                    U.S. Aggregate             MSCI-EAFE(R)             Russell 2000(R)            S&P 500(R)
                      Bond Index                  Index                      Index                   Index
31-Oct-03                   0                         0                          0                       0
07-Nov-03               -0.63                      0.78                       2.82                    0.29
14-Nov-03                0.61                       1.8                       0.94                    0.08
21-Nov-03                0.86                      0.15                      -0.38                   -1.34
28-Nov-03                0.24                      2.22                       3.55                    0.88
05-Dec-03                0.95                       4.7                       2.14                    1.24
12-Dec-03                0.97                      5.04                        3.8                    2.48
19-Dec-03                 1.5                      6.46                       3.68                     3.9
26-Dec-03                1.53                      7.84                       5.21                    4.59
02-Jan-04                0.81                     10.98                        6.4                    5.85
09-Jan-04                2.16                     13.86                       9.14                    7.16
16-Jan-04                2.46                     12.31                      12.04                    8.89
23-Jan-04                2.33                     15.01                      13.13                    9.07
30-Jan-04                2.07                     11.77                      10.24                    8.12
06-Feb-04                2.35                     13.33                      10.89                    9.26
13-Feb-04                 2.8                     15.41                      11.12                    9.63
20-Feb-04                2.64                     15.13                      10.13                    9.49
27-Feb-04                3.18                     14.35                      11.23                    9.62
05-Mar-04                3.85                     16.17                       13.9                    10.8
12-Mar-04                4.12                     11.07                      10.77                    7.38
19-Mar-04                4.07                     13.01                       8.49                    6.36
26-Mar-04                3.88                     12.52                       8.91                     6.2
02-Apr-04                2.72                     16.39                      14.78                    9.47
09-Apr-04                2.62                     16.44                      13.73                    9.27
16-Apr-04                2.03                     15.04                      10.99                    8.83
23-Apr-04                1.51                     14.61                      12.39                    9.42
30-Apr-04                1.25                     12.39                       6.54                    6.27


These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


4 Schwab Equity Index Funds

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB S&P 500 FUND
Investor Shares ........................        6.06%
Select Shares ..........................        6.16%
e.Shares ...............................        6.13%
Benchmark ..............................        6.27%

Performance Details ....................    pages 7-9

SCHWAB 1000 FUND
Investor Shares ........................        5.84%
Select Shares ..........................        5.89%
Benchmark ..............................        6.04%

Performance Details ....................  pages 11-12

SCHWAB SMALL-CAP INDEX FUND
Investor Shares ........................        4.07%
Select Shares ..........................        4.14%
Benchmark ..............................        4.16%

Performance Details ....................  pages 14-15

SCHWAB TOTAL STOCK MARKET INDEX FUND
Investor Shares ........................        6.35%
Select Shares ..........................        6.41%
Benchmark ..............................        6.40%

Performance Details ....................  pages 17-18

SCHWAB INTERNATIONAL INDEX FUND
Investor Shares ........................       11.61%
Select Shares ..........................       11.68%
Benchmark ..............................       12.06%

Performance Details ....................  pages 20-21

In terms of performance, the top industry, as measured by the S&P 500(R) Index, was energy, up 22.44% for the period, due in part to the soaring price of a barrel of oil. Coming in second was telecommunications services, which was up 12.38%, followed by the consumer staples industry, which grew 10.42%. The worst performing industry over the period was information technology, which was down 3.96%.

THE SCHWAB S&P 500 FUND was up 6.06% for the period, closely tracking the S&P 500(R) Index. While small cap led the way up until April, "bigger became better," as small-cap stocks' edge was replaced by large-cap stocks. The best performing sector was energy, which was up 22.44% for the period. The worst performing sector was information technology, down 3.96%.

THE SCHWAB 1000 FUND was up 5.84%, closely tracking its benchmark, the Schwab 1000 Index(R). The best performing sector was energy, which was up 22.44% for the report period. The weakest sector was information technology, which was down 3.96%.

THE SCHWAB SMALL-CAP INDEX FUND was up 4.07% for the period, closely tracking its benchmark, the Schwab Small-Cap Index(R). Small-cap stocks were in favor for most of the period, but lost much of their first-quarter sheen in April, when the market started to favor larger-cap stocks. The top performing sector was energy, which was up 34.57% for the period. Within the sector, crude-oil producers returned the most. Conversely, the weakest sector was telecommunications services, which was down 22.65%. Because the fund was underweight, however, it negatively impacted returns by only 0.22%.

SCHWAB TOTAL STOCK MARKET INDEX FUND was up 6.35%, closely tracking its benchmark, the Wilshire 5000 Total Market Index. The fund benefited from its exposure to small-cap stocks, which led the market for most of the report period. The best performing sector was energy, followed by health care and telecommunications.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.


                                                     Schwab Equity Index Funds 5

MANAGEMENT'S DISCUSSION continued

THE SCHWAB INTERNATIONAL INDEX FUND closely tracked its benchmark, the Schwab International Index(R). All countries in the index contributed positively to results, with Sweden, Spain and Italy being the strongest performers. The sectors of strength included energy, which was up 20.05%, and the utilities sector, which was up 18.05%. The weakest sectors, information technology, up 6.84%, and materials, up 6.64%, were still in positive territory for the period.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


6 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                        Fund Category:
                                           Fund:        Benchmark:       MORNINGSTAR
                                         INVESTOR      S&P 500(R)         LARGE-CAP
                                          SHARES         INDEX             BLEND
6 MONTHS                                    6.06%            6.27%          5.47%
1 YEAR                                     22.36%           22.88%         21.73%
5 YEARS                                    -2.56%           -2.26%         -1.84%
SINCE INCEPTION: 5/1/96                     8.06%            8.48%          6.97%

                                                6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                          INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          5.86%      3.29%      22.13%      19.51%     -2.92%     -2.94%       7.68%       n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         4.19%      2.29%      14.83%      12.89%     -2.35%     -2.05%       6.85%       n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$18,601  INVESTOR SHARES
$19,187  S&P 500(R) INDEX

[LINE GRAPH]

               Investor      S&P 500(R)
                Shares         Index
01-May-96       $10,000       $10,000
31-May-96       $10,250       $10,257
30-Jun-96       $10,290       $10,296
31-Jul-96        $9,840        $9,841
31-Aug-96       $10,040       $10,049
30-Sep-96       $10,600       $10,613
31-Oct-96       $10,880       $10,906
30-Nov-96       $11,690       $11,731
31-Dec-96       $11,462       $11,498
31-Jan-97       $12,157       $12,216
28-Feb-97       $12,248       $12,312
31-Mar-97       $11,744       $11,808
30-Apr-97       $12,430       $12,511
31-May-97       $13,186       $13,272
30-Jun-97       $13,760       $13,867
31-Jul-97       $14,849       $14,969
31-Aug-97       $14,012       $14,131
30-Sep-97       $14,778       $14,904
31-Oct-97       $14,284       $14,406
30-Nov-97       $14,930       $15,073
31-Dec-97       $15,184       $15,332
31-Jan-98       $15,357       $15,502
28-Feb-98       $16,455       $16,620
31-Mar-98       $17,289       $17,471
30-Apr-98       $17,452       $17,647
31-May-98       $17,147       $17,344
30-Jun-98       $17,838       $18,048
31-Jul-98       $17,645       $17,857
31-Aug-98       $15,092       $15,278
30-Sep-98       $16,058       $16,257
31-Oct-98       $17,340       $17,579
30-Nov-98       $18,387       $18,645
31-Dec-98       $19,443       $19,718
31-Jan-99       $20,253       $20,543
28-Feb-99       $19,617       $19,904
31-Mar-99       $20,397       $20,700
30-Apr-99       $21,176       $21,501
31-May-99       $20,663       $20,994
30-Jun-99       $21,812       $22,159
31-Jul-99       $21,125       $21,467
31-Aug-99       $21,012       $21,360
30-Sep-99       $20,428       $20,775
31-Oct-99       $21,709       $22,090
30-Nov-99       $22,150       $22,539
31-Dec-99       $23,448       $23,866
31-Jan-00       $22,266       $22,668
29-Feb-00       $21,841       $22,239
31-Mar-00       $23,967       $24,414
30-Apr-00       $23,241       $23,679
31-May-00       $22,753       $23,194
30-Jun-00       $23,313       $23,767
31-Jul-00       $22,940       $23,396
31-Aug-00       $24,361       $24,849
30-Sep-00       $23,075       $23,537
31-Oct-00       $22,971       $23,438
30-Nov-00       $21,156       $21,591
31-Dec-00       $21,261       $21,697
31-Jan-01       $22,014       $22,467
28-Feb-01       $19,996       $20,418
31-Mar-01       $18,730       $19,124
30-Apr-01       $20,174       $20,610
31-May-01       $20,310       $20,748
30-Jun-01       $19,808       $20,244
31-Jul-01       $19,609       $20,045
31-Aug-01       $18,375       $18,790
30-Sep-01       $16,890       $17,272
31-Oct-01       $17,204       $17,602
30-Nov-01       $18,521       $18,952
31-Dec-01       $18,678       $19,119
31-Jan-02       $18,403       $18,840
28-Feb-02       $18,044       $18,476
31-Mar-02       $18,710       $19,171
30-Apr-02       $17,579       $18,009
31-May-02       $17,442       $17,876
30-Jun-02       $16,195       $16,603
31-Jul-02       $14,938       $15,310
31-Aug-02       $15,023       $15,409
30-Sep-02       $13,396       $13,734
31-Oct-02       $14,568       $14,943
30-Nov-02       $15,424       $15,823
31-Dec-02       $14,516       $14,894
31-Jan-03       $14,130       $14,504
28-Feb-03       $13,915       $14,286
31-Mar-03       $14,044       $14,425
30-Apr-03       $15,202       $15,614
31-May-03       $15,995       $16,436
30-Jun-03       $16,188       $16,647
31-Jul-03       $16,478       $16,940
31-Aug-03       $16,788       $17,270
30-Sep-03       $16,606       $17,087
31-Oct-03       $17,539       $18,054
30-Nov-03       $17,689       $18,213
31-Dec-03       $18,601       $19,167
31-Jan-04       $18,938       $19,520
29-Feb-04       $19,199       $19,791
31-Mar-04       $18,906       $19,493
30-Apr-04       $18,601       $19,187

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                     Schwab Equity Index Funds 7

SCHWAB S&P 500 FUND

SELECT SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]


                                                                        Fund Category:
                                           Fund:         Benchmark:      MORNINGSTAR
                                          SELECT         S&P 500(R)       LARGE-CAP
                                          SHARES           INDEX            BLEND
6 MONTHS                                   6.16%              6.27%         5.47%
1 YEAR                                    22.59%             22.88%        21.73%
5 YEARS                                   -2.40%             -2.26%        -1.84%
SINCE INCEPTION: 5/19/97                   5.53%              5.72%         4.95%

                                                6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                           SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          5.94%      3.29%      22.34%      19.51%     -2.81%     -2.94%       5.09%        n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         4.28%      2.29%      15.01%      12.89%     -2.25%     -2.05%       4.54%        n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$72,695  SELECT SHARES
$73,627  S&P 500(R) INDEX

[LINE GRAPH]

               Select     S&P 500(R)
               Shares       Index
19-May-97      $50,000     $50,000
31-May-97      $50,935     $50,930
30-Jun-97      $53,190     $53,212
31-Jul-97      $57,395     $57,442
31-Aug-97      $54,165     $54,225
30-Sep-97      $57,120     $57,191
31-Oct-97      $55,215     $55,281
30-Nov-97      $57,745     $57,841
31-Dec-97      $58,745     $58,836
31-Jan-98      $59,375     $59,489
28-Feb-98      $63,660     $63,778
31-Mar-98      $66,880     $67,043
30-Apr-98      $67,550     $67,720
31-May-98      $66,370     $66,556
30-Jun-98      $69,040     $69,258
31-Jul-98      $68,295     $68,524
31-Aug-98      $58,435     $58,629
30-Sep-98      $62,165     $62,387
31-Oct-98      $67,155     $67,459
30-Nov-98      $71,245     $71,547
31-Dec-98      $75,340     $75,668
31-Jan-99      $78,475     $78,831
28-Feb-99      $76,015     $76,379
31-Mar-99      $79,030     $79,434
30-Apr-99      $82,085     $82,509
31-May-99      $80,140     $80,561
30-Jun-99      $84,545     $85,033
31-Jul-99      $81,885     $82,380
31-Aug-99      $81,490     $81,968
30-Sep-99      $79,230     $79,721
31-Oct-99      $84,230     $84,767
30-Nov-99      $85,935     $86,491
31-Dec-99      $91,000     $91,585
31-Jan-00      $86,420     $86,987
29-Feb-00      $84,770     $85,341
31-Mar-00      $93,050     $93,687
30-Apr-00      $90,235     $90,867
31-May-00      $88,350     $89,004
30-Jun-00      $90,515     $91,203
31-Jul-00      $89,110     $89,780
31-Aug-00      $94,655     $95,356
30-Sep-00      $89,635     $90,322
31-Oct-00      $89,230     $89,942
30-Nov-00      $82,200     $82,855
31-Dec-00      $82,655     $83,261
31-Jan-01      $85,540     $86,217
28-Feb-01      $77,745     $78,354
31-Mar-01      $72,835     $73,386
30-Apr-01      $78,480     $79,088
31-May-01      $78,965     $79,618
30-Jun-01      $77,055     $77,683
31-Jul-01      $76,285     $76,922
31-Aug-01      $71,500     $72,107
30-Sep-01      $65,735     $66,280
31-Oct-01      $66,955     $67,546
30-Nov-01      $72,065     $72,727
31-Dec-01      $72,700     $73,367
31-Jan-02      $71,635     $72,296
28-Feb-02      $70,240     $70,901
31-Mar-02      $72,865     $73,567
30-Apr-02      $68,430     $69,108
31-May-02      $67,940     $68,597
30-Jun-02      $63,095     $63,713
31-Jul-02      $58,170     $58,750
31-Aug-02      $58,580     $59,132
30-Sep-02      $52,175     $52,704
31-Oct-02      $56,775     $57,342
30-Nov-02      $60,140     $60,719
31-Dec-02      $56,585     $57,155
31-Jan-03      $55,085     $55,658
28-Feb-03      $54,250     $54,823
31-Mar-03      $54,790     $55,355
30-Apr-03      $59,300     $59,916
31-May-03      $62,430     $63,073
30-Jun-03      $63,180     $63,881
31-Jul-03      $64,305     $65,005
31-Aug-03      $65,560     $66,273
30-Sep-03      $64,850     $65,570
31-Oct-03      $68,480     $69,281
30-Nov-03      $69,065     $69,891
31-Dec-03      $72,695     $73,553
31-Jan-04      $74,010     $74,907
29-Feb-04      $75,025     $75,948
31-Mar-04      $73,880     $74,801
30-Apr-04      $72,695     $73,627

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


8 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

e.SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's e.Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                        Fund Category:
                                                         Benchmark:      MORNINGSTAR
                                           Fund:         S&P 500(R)       LARGE-CAP
                                         e.SHARES          INDEX            BLEND
6 MONTHS                                    6.13%             6.27%         5.47%
1 YEAR                                     22.52%            22.88%        21.73%
5 YEARS                                    -2.47%            -2.26%        -1.84%
SINCE INCEPTION: 5/1/96                     8.16%             8.48%         6.97%

                                              6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                              --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                                     LARGE-CAP              LARGE-CAP              LARGE-CAP              LARGE-CAP
TOTAL RETURNS AFTER TAX                  e.SHARES      BLEND    e.SHARES      BLEND    e.SHARES      BLEND    e.SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)         5.91%       3.29%      22.27%      19.51%     -2.87%      -2.94%     7.74%        n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)        4.25%       2.29%      14.95%      12.89%     -2.30%      -2.05%     6.92%        n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's e.Shares, compared with a similar investment in its benchmark.

$18,738  e.SHARES
$19,187  S&P 500(R) INDEX

[LINE GRAPH]

                           S&P 500(R)
              e.Shares       Index
01-May-96     $10,000       $10,000
31-May-96     $10,250       $10,257
30-Jun-96     $10,290       $10,296
31-Jul-96      $9,840        $9,841
31-Aug-96     $10,050       $10,049
30-Sep-96     $10,600       $10,613
31-Oct-96     $10,890       $10,906
30-Nov-96     $11,710       $11,731
31-Dec-96     $11,473       $11,498
31-Jan-97     $12,179       $12,216
28-Feb-97     $12,270       $12,312
31-Mar-97     $11,766       $11,808
30-Apr-97     $12,452       $12,511
31-May-97     $13,209       $13,272
30-Jun-97     $13,794       $13,867
31-Jul-97     $14,873       $14,969
31-Aug-97     $14,036       $14,131
30-Sep-97     $14,803       $14,904
31-Oct-97     $14,318       $14,406
30-Nov-97     $14,964       $15,073
31-Dec-97     $15,227       $15,332
31-Jan-98     $15,390       $15,502
28-Feb-98     $16,490       $16,620
31-Mar-98     $17,336       $17,471
30-Apr-98     $17,499       $17,647
31-May-98     $17,193       $17,344
30-Jun-98     $17,886       $18,048
31-Jul-98     $17,692       $17,857
31-Aug-98     $15,136       $15,278
30-Sep-98     $16,103       $16,257
31-Oct-98     $17,397       $17,579
30-Nov-98     $18,446       $18,645
31-Dec-98     $19,504       $19,718
31-Jan-99     $20,316       $20,543
28-Feb-99     $19,679       $19,904
31-Mar-99     $20,459       $20,700
30-Apr-99     $21,240       $21,501
31-May-99     $20,737       $20,994
30-Jun-99     $21,878       $22,159
31-Jul-99     $21,199       $21,467
31-Aug-99     $21,086       $21,360
30-Sep-99     $20,501       $20,775
31-Oct-99     $21,795       $22,090
30-Nov-99     $22,227       $22,539
31-Dec-99     $23,536       $23,866
31-Jan-00     $22,350       $22,668
29-Feb-00     $21,924       $22,239
31-Mar-00     $24,057       $24,414
30-Apr-00     $23,328       $23,679
31-May-00     $22,850       $23,194
30-Jun-00     $23,401       $23,767
31-Jul-00     $23,037       $23,396
31-Aug-00     $24,462       $24,849
30-Sep-00     $23,172       $23,537
31-Oct-00     $23,068       $23,438
30-Nov-00     $21,247       $21,591
31-Dec-00     $21,364       $21,697
31-Jan-01     $22,110       $22,467
28-Feb-01     $20,092       $20,418
31-Mar-01     $18,821       $19,124
30-Apr-01     $20,271       $20,610
31-May-01     $20,407       $20,748
30-Jun-01     $19,903       $20,244
31-Jul-01     $19,703       $20,045
31-Aug-01     $18,463       $18,790
30-Sep-01     $16,971       $17,272
31-Oct-01     $17,297       $17,602
30-Nov-01     $18,610       $18,952
31-Dec-01     $18,768       $19,119
31-Jan-02     $18,492       $18,840
28-Feb-02     $18,141       $18,476
31-Mar-02     $18,810       $19,171
30-Apr-02     $17,674       $18,009
31-May-02     $17,536       $17,876
30-Jun-02     $16,282       $16,603
31-Jul-02     $15,019       $15,310
31-Aug-02     $15,114       $15,409
30-Sep-02     $13,468       $13,734
31-Oct-02     $14,647       $14,943
30-Nov-02     $15,507       $15,823
31-Dec-02     $14,593       $14,894
31-Jan-03     $14,216       $14,504
28-Feb-03     $14,000       $14,286
31-Mar-03     $14,129       $14,425
30-Apr-03     $15,294       $15,614
31-May-03     $16,092       $16,436
30-Jun-03     $16,297       $16,647
31-Jul-03     $16,578       $16,940
31-Aug-03     $16,890       $17,270
30-Sep-03     $16,707       $17,087
31-Oct-03     $17,656       $18,054
30-Nov-03     $17,807       $18,213
31-Dec-03     $18,727       $19,167
31-Jan-04     $19,066       $19,520
29-Feb-04     $19,328       $19,791
31-Mar-04     $19,033       $19,493
30-Apr-04     $18,738       $19,187

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                     Schwab Equity Index Funds 9

SCHWAB S&P 500 FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                      INVESTMENT STYLE
                Value       Blend      Growth
MARKET CAP
 Large           / /         /X/        / /
 Medium          / /         / /        / /
 Small           / /         / /        / /

STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                          501
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $89,407
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 20.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      3.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     2%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                        % OF
SECURITY                                                             NET ASSETS
--------------------------------------------------------------------------------
(1)  GENERAL ELECTRIC CO.                                               3.0%
--------------------------------------------------------------------------------
(2)  MICROSOFT CORP.                                                    2.7%
--------------------------------------------------------------------------------
(3)  EXXON MOBIL CORP.                                                  2.7%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                       2.6%
--------------------------------------------------------------------------------
(5)  CITIGROUP, INC.                                                    2.4%
--------------------------------------------------------------------------------
(6)  WAL-MART STORES, INC.                                              2.4%
--------------------------------------------------------------------------------
(7)  AMERICAN INTERNATIONAL GROUP, INC.                                 1.8%
--------------------------------------------------------------------------------
(8)  INTEL CORP.                                                        1.6%
--------------------------------------------------------------------------------
(9)  BANK OF AMERICA CORP.                                              1.6%
--------------------------------------------------------------------------------
(10) JOHNSON & JOHNSON                                                  1.6%
--------------------------------------------------------------------------------
     TOTAL                                                             22.4%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

31.7% CONSUMER NON-DURABLES
21.0% FINANCE
18.9% TECHNOLOGY
 7.1% MATERIALS & SERVICES
 6.3% ENERGY
 6.1% UTILITIES
 4.6% CAPITAL GOODS
 1.7% CONSUMER DURABLES
 1.6% TRANSPORTATION
 1.0% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


10 Schwab Equity Index Funds

SCHWAB 1000 FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                       Fund Category:
                                         Fund:        Benchmark:        MORNINGSTAR
                                       INVESTOR      SCHWAB 1000         LARGE-CAP
                                        SHARES         INDEX(R)            BLEND
6 MONTHS                                  5.84%            6.04%          5.47%
1 YEAR                                   22.99%           23.59%         21.73%
5 YEARS                                  -1.84%           -1.58%         -1.84%
10 YEARS                                 10.98%           11.40%          9.59%

                                                6 MONTHS                1 YEAR                5 YEARS               10 YEARS
                                                --------                ------                -------               --------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                          INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          5.66%      3.29%      22.79%      19.51%      -2.14%    -2.94%      10.53%      7.76%
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         4.02%      2.29%      15.21%      12.89%      -1.72%    -2.05%       9.53%      7.51%
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$28,363  INVESTOR SHARES
$29,450  SCHWAB 1000 INDEX(R)
$29,325  S&P 500(R) INDEX

[LINE GRAPH]

               Investor      Schwab 1000      S&P 500(R)
                Shares         Index(R)         Index
30-Apr-94       $10,000        $10,000         $10,000
31-May-94       $10,121        $10,122         $10,163
30-Jun-94        $9,847         $9,851          $9,914
31-Jul-94       $10,163        $10,174         $10,239
31-Aug-94       $10,592        $10,616         $10,658
30-Sep-94       $10,350        $10,374         $10,398
31-Oct-94       $10,552        $10,577         $10,631
30-Nov-94       $10,171        $10,198         $10,244
31-Dec-94       $10,293        $10,331         $10,395
31-Jan-95       $10,556        $10,597         $10,665
28-Feb-95       $10,973        $11,031         $11,080
31-Mar-95       $11,260        $11,327         $11,406
30-Apr-95       $11,538        $11,613         $11,742
31-May-95       $11,956        $12,043         $12,210
30-Jun-95       $12,275        $12,374         $12,494
31-Jul-95       $12,742        $12,840         $12,907
31-Aug-95       $12,840        $12,941         $12,939
30-Sep-95       $13,348        $13,469         $13,485
31-Oct-95       $13,283        $13,402         $13,437
30-Nov-95       $13,856        $13,992         $14,025
31-Dec-95       $14,061        $14,201         $14,296
31-Jan-96       $14,477        $14,633         $14,782
29-Feb-96       $14,692        $14,850         $14,920
31-Mar-96       $14,825        $14,994         $15,063
30-Apr-96       $15,074        $15,249         $15,284
31-May-96       $15,431        $15,618         $15,677
30-Jun-96       $15,390        $15,593         $15,737
31-Jul-96       $14,659        $14,853         $15,041
31-Aug-96       $15,058        $15,253         $15,358
30-Sep-96       $15,896        $16,108         $16,222
31-Oct-96       $16,220        $16,433         $16,669
30-Nov-96       $17,390        $17,624         $17,929
31-Dec-96       $17,096        $17,337         $17,574
31-Jan-97       $18,079        $18,341         $18,671
28-Feb-97       $18,146        $18,406         $18,818
31-Mar-97       $17,339        $17,603         $18,047
30-Apr-97       $18,272        $18,532         $19,123
31-May-97       $19,432        $19,729         $20,285
30-Jun-97       $20,239        $20,563         $21,194
31-Jul-97       $21,878        $22,223         $22,879
31-Aug-97       $20,827        $21,173         $21,598
30-Sep-97       $21,945        $22,311         $22,779
31-Oct-97       $21,222        $21,579         $22,018
30-Nov-97       $22,113        $22,499         $23,038
31-Dec-97       $22,553        $22,949         $23,434
31-Jan-98       $22,714        $23,126         $23,694
28-Feb-98       $24,387        $24,851         $25,402
31-Mar-98       $25,626        $26,137         $26,703
30-Apr-98       $25,890        $26,423         $26,973
31-May-98       $25,321        $25,845         $26,509
30-Jun-98       $26,340        $26,883         $27,585
31-Jul-98       $25,974        $26,507         $27,293
31-Aug-98       $22,094        $22,549         $23,352
30-Sep-98       $23,520        $24,024         $24,848
31-Oct-98       $25,388        $25,966         $26,869
30-Nov-98       $26,967        $27,587         $28,497
31-Dec-98       $28,678        $29,334         $30,138
31-Jan-99       $29,764        $30,448         $31,398
28-Feb-99       $28,763        $29,458         $30,421
31-Mar-99       $29,918        $30,632         $31,638
30-Apr-99       $31,133        $31,896         $32,863
31-May-99       $30,415        $31,169         $32,087
30-Jun-99       $31,929        $32,746         $33,868
31-Jul-99       $30,911        $31,703         $32,811
31-Aug-99       $30,612        $31,443         $32,647
30-Sep-99       $29,798        $30,508         $31,752
31-Oct-99       $31,767        $32,566         $33,762
30-Nov-99       $32,538        $33,326         $34,449
31-Dec-99       $34,701        $35,559         $36,478
31-Jan-00       $33,072        $33,903         $34,647
29-Feb-00       $33,081        $33,947         $33,991
31-Mar-00       $35,941        $36,900         $37,315
30-Apr-00       $34,588        $35,514         $36,192
31-May-00       $33,684        $34,590         $35,450
30-Jun-00       $34,588        $35,537         $36,326
31-Jul-00       $34,080        $34,992         $35,759
31-Aug-00       $36,389        $37,371         $37,980
30-Sep-00       $34,709        $35,645         $35,975
31-Oct-00       $34,416        $35,360         $35,824
30-Nov-00       $31,478        $32,346         $33,001
31-Dec-00       $31,851        $32,721         $33,162
31-Jan-01       $32,934        $33,812         $34,340
28-Feb-01       $29,882        $30,679         $31,208
31-Mar-01       $27,845        $28,592         $29,229
30-Apr-01       $30,116        $30,941         $31,500
31-May-01       $30,307        $31,144         $31,711
30-Jun-01       $29,639        $30,464         $30,941
31-Jul-01       $29,240        $30,065         $30,638
31-Aug-01       $27,376        $28,158         $28,720
30-Sep-01       $25,078        $25,798         $26,399
31-Oct-01       $25,641        $26,387         $26,903
30-Nov-01       $27,601        $28,408         $28,967
31-Dec-01       $27,947        $28,773         $29,222
31-Jan-02       $27,623        $28,446         $28,795
28-Feb-02       $27,089        $27,905         $28,239
31-Mar-02       $28,174        $29,032         $29,301
30-Apr-02       $26,644        $27,462         $27,526
31-May-02       $26,390        $27,205         $27,322
30-Jun-02       $24,483        $25,240         $25,377
31-Jul-02       $22,646        $23,351         $23,400
31-Aug-02       $22,786        $23,502         $23,552
30-Sep-02       $20,415        $21,060         $20,992
31-Oct-02       $22,086        $22,794         $22,839
30-Nov-02       $23,363        $24,115         $24,184
31-Dec-02       $22,024        $22,736         $22,765
31-Jan-03       $21,475        $22,182         $22,168
28-Feb-03       $21,121        $21,820         $21,836
31-Mar-03       $21,359        $22,067         $22,047
30-Apr-03       $23,061        $23,830         $23,864
31-May-03       $24,309        $25,138         $25,122
30-Jun-03       $24,619        $25,467         $25,443
31-Jul-03       $25,116        $25,988         $25,891
31-Aug-03       $25,630        $26,538         $26,396
30-Sep-03       $25,328        $26,238         $26,116
31-Oct-03       $26,799        $27,772         $27,594
30-Nov-03       $27,100        $28,089         $27,837
31-Dec-03       $28,354        $29,401         $29,296
31-Jan-04       $28,856        $29,933         $29,835
29-Feb-04       $29,268        $30,376         $30,250
31-Mar-04       $28,892        $29,991         $29,793
30-Apr-04       $28,363        $29,450         $29,325

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 11

SCHWAB 1000 FUND

SELECT SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                      Fund Category:
                                        Fund:        Benchmark:        MORNINGSTAR
                                       SELECT       SCHWAB 1000         LARGE-CAP
                                       SHARES         INDEX(R)            BLEND
6 MONTHS                                5.89%             6.04%           5.47%
1 YEAR                                 23.19%            23.59%          21.73%
5 YEARS                                -1.72%            -1.58%          -1.84%
SINCE INCEPTION: 5/19/97                6.04%             6.25%           4.95%


                                                6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                           SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)         5.70%       3.29%      22.96%      19.51%     -2.07%      -2.94%      5.65%       n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)        4.08%       2.29%      15.36%      12.89%     -1.65%      -2.05%      5.02%       n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$75,175  SELECT SHARES
$76,223  SCHWAB 1000 INDEX(R)
$73,627  S&P 500(R) INDEX

[LINE GRAPH]

               Select      Schwab 1000      S&P 500(R)
               Shares        Index(R)        Index
19-May-97      $50,000       $50,000        $50,000
31-May-97      $51,040       $51,064        $50,930
30-Jun-97      $53,180       $53,222        $53,212
31-Jul-97      $57,490       $57,518        $57,442
31-Aug-97      $54,750       $54,801        $54,225
30-Sep-97      $57,685       $57,746        $57,191
31-Oct-97      $55,785       $55,851        $55,281
30-Nov-97      $58,150       $58,233        $57,841
31-Dec-97      $59,325       $59,398        $58,836
31-Jan-98      $59,725       $59,855        $59,489
28-Feb-98      $64,145       $64,318        $63,778
31-Mar-98      $67,405       $67,648        $67,043
30-Apr-98      $68,100       $68,387        $67,720
31-May-98      $66,625       $66,893        $66,556
30-Jun-98      $69,305       $69,578        $69,258
31-Jul-98      $68,345       $68,606        $68,524
31-Aug-98      $58,140       $58,362        $58,629
30-Sep-98      $61,915       $62,179        $62,387
31-Oct-98      $66,825       $67,206        $67,459
30-Nov-98      $71,000       $71,400        $71,547
31-Dec-98      $75,505       $75,922        $75,668
31-Jan-99      $78,385       $78,805        $78,831
28-Feb-99      $75,750       $76,244        $76,379
31-Mar-99      $78,795       $79,282        $79,434
30-Apr-99      $82,015       $82,553        $82,509
31-May-99      $80,120       $80,671        $80,561
30-Jun-99      $84,110       $84,753        $85,033
31-Jul-99      $81,450       $82,052        $82,380
31-Aug-99      $80,665       $81,380        $81,968
30-Sep-99      $78,545       $78,960        $79,721
31-Oct-99      $83,725       $84,287        $84,767
30-Nov-99      $85,755       $86,255        $86,491
31-Dec-99      $91,470       $92,034        $91,585
31-Jan-00      $87,180       $87,747        $86,987
29-Feb-00      $87,225       $87,861        $85,341
31-Mar-00      $94,765       $95,504        $93,687
30-Apr-00      $91,200       $91,917        $90,867
31-May-00      $88,835       $89,525        $89,004
30-Jun-00      $91,220       $91,977        $91,203
31-Jul-00      $89,905       $90,566        $89,780
31-Aug-00      $95,990       $96,722        $95,356
30-Sep-00      $91,585       $92,255        $90,322
31-Oct-00      $90,810       $91,519        $89,942
30-Nov-00      $83,065       $83,717        $82,855
31-Dec-00      $84,050       $84,689        $83,261
31-Jan-01      $86,935       $87,511        $86,217
28-Feb-01      $78,875       $79,404        $78,354
31-Mar-01      $73,515       $74,002        $73,386
30-Apr-01      $79,515       $80,081        $79,088
31-May-01      $80,020       $80,608        $79,618
30-Jun-01      $78,280       $78,847        $77,683
31-Jul-01      $77,225       $77,815        $76,922
31-Aug-01      $72,325       $72,879        $72,107
30-Sep-01      $66,255       $66,771        $66,280
31-Oct-01      $67,745       $68,296        $67,546
30-Nov-01      $72,920       $73,526        $72,727
31-Dec-01      $73,845       $74,470        $73,367
31-Jan-02      $72,990       $73,622        $72,296
28-Feb-02      $71,600       $72,223        $70,901
31-Mar-02      $74,445       $75,140        $73,567
30-Apr-02      $70,445       $71,078        $69,108
31-May-02      $69,775       $70,413        $68,597
30-Jun-02      $64,710       $65,326        $63,713
31-Jul-02      $59,875       $60,436        $58,750
31-Aug-02      $60,245       $60,827        $59,132
30-Sep-02      $53,980       $54,506        $52,704
31-Oct-02      $58,420       $58,995        $57,342
30-Nov-02      $61,795       $62,414        $60,719
31-Dec-02      $58,255       $58,846        $57,155
31-Jan-03      $56,805       $57,410        $55,658
28-Feb-03      $55,865       $56,475        $54,823
31-Mar-03      $56,500       $57,115        $55,355
30-Apr-03      $61,025       $61,676        $59,916
31-May-03      $64,355       $65,062        $63,073
30-Jun-03      $65,175       $65,913        $63,881
31-Jul-03      $66,490       $67,261        $65,005
31-Aug-03      $67,875       $68,686        $66,273
30-Sep-03      $67,075       $67,908        $65,570
31-Oct-03      $70,990       $71,880        $69,281
30-Nov-03      $71,790       $72,699        $69,891
31-Dec-03      $75,105       $76,095        $73,553
31-Jan-04      $76,455       $77,473        $74,907
29-Feb-04      $77,550       $78,618        $75,948
31-Mar-04      $76,550       $77,622        $74,801
30-Apr-04      $75,175       $76,223        $73,627

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


12 Schwab Equity Index Funds

SCHWAB 1000 FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                      INVESTMENT STYLE
                Value      Blend      Growth
MARKET CAP
 Large           / /         /X/        / /
 Medium          / /         / /        / /
 Small           / /         / /        / /

STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                          996
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $79,389
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 21.0
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.9
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     3%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  GENERAL ELECTRIC CO.                                                2.6%
--------------------------------------------------------------------------------
(2)  MICROSOFT CORP.                                                     2.4%
--------------------------------------------------------------------------------
(3)  EXXON MOBIL CORP.                                                   2.4%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                        2.3%
--------------------------------------------------------------------------------
(5)  CITIGROUP, INC.                                                     2.1%
--------------------------------------------------------------------------------
(6)  WAL-MART STORES, INC.                                               2.1%
--------------------------------------------------------------------------------
(7)  AMERICAN INTERNATIONAL GROUP, INC.                                  1.6%
--------------------------------------------------------------------------------
(8)  INTEL CORP.                                                         1.4%
--------------------------------------------------------------------------------
(9)  BANK OF AMERICA CORP.                                               1.4%
--------------------------------------------------------------------------------
(10) JOHNSON & JOHNSON                                                   1.4%
--------------------------------------------------------------------------------
     TOTAL                                                              19.7%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

31.5% CONSUMER NON-DURABLES
22.5% FINANCE
18.2% TECHNOLOGY
 7.8% MATERIALS & SERVICES
 6.2% UTILITIES
 5.9% ENERGY
 4.4% CAPITAL GOODS
 1.9% CONSUMER DURABLES
 1.6% TRANSPORTATION

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                    Schwab Equity Index Funds 13

SCHWAB SMALL-CAP INDEX FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                      Benchmark:     Fund Catergory:
                                          Fund:         SCHWAB         MORNINGSTAR
                                        INVESTOR      SMALL-CAP         SMALL-CAP
                                         SHARES        INDEX(R)           BLEND
6 MONTHS                                   4.07%           4.16%           8.17%
1 YEAR                                    37.21%          37.51%          41.00%
5 YEARS                                    6.83%           7.05%          11.32%
10 YEARS                                   9.68%          10.59%          11.28%

                                                6 MONTHS                1 YEAR                5 YEARS               10 YEARS
                                                --------                ------                -------               --------
                                                   MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                          INVESTOR   SMALL-CAP   INVESTOR   SMALL-CAP   INVESTOR   SMALL-CAP   INVESTOR   SMALL-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          3.98%      6.10%      37.09%      38.77%      5.75%       9.99%      8.91%      9.27%
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         2.77%      4.41%      24.35%      25.79%      5.34%       9.14%      8.20%      8.91%
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$25,200  INVESTOR SHARES
$27,376  SCHWAB SMALL-CAP INDEX(R)
$25,458  RUSSELL 2000(R) INDEX

[LINE GRAPH]

                               Schwab       Russell
               Investor      Small-Cap      2000(R)
                Shares        Index(R)       Index
30-Apr-94       $10,000       $10,000       $10,000
31-May-94        $9,856        $9,842        $9,887
30-Jun-94        $9,569        $9,565        $9,554
31-Jul-94        $9,733        $9,763        $9,710
31-Aug-94       $10,390       $10,408       $10,251
30-Sep-94       $10,349       $10,349       $10,217
31-Oct-94       $10,318       $10,306       $10,176
30-Nov-94        $9,908        $9,918        $9,765
31-Dec-94       $10,090       $10,155       $10,026
31-Jan-95        $9,976        $9,990        $9,900
28-Feb-95       $10,337       $10,388       $10,312
31-Mar-95       $10,596       $10,604       $10,488
30-Apr-95       $10,833       $10,836       $10,721
31-May-95       $10,988       $10,977       $10,905
30-Jun-95       $11,495       $11,532       $11,471
31-Jul-95       $12,166       $12,207       $12,132
31-Aug-95       $12,382       $12,460       $12,383
30-Sep-95       $12,620       $12,704       $12,605
31-Oct-95       $12,083       $12,094       $12,041
30-Nov-95       $12,641       $12,675       $12,547
31-Dec-95       $12,880       $12,980       $12,878
31-Jan-96       $12,807       $12,947       $12,864
29-Feb-96       $13,295       $13,467       $13,266
31-Mar-96       $13,503       $13,701       $13,536
30-Apr-96       $14,251       $14,426       $14,260
31-May-96       $14,748       $14,920       $14,822
30-Jun-96       $14,198       $14,443       $14,213
31-Jul-96       $12,963       $13,277       $12,972
31-Aug-96       $13,752       $14,120       $13,726
30-Sep-96       $14,364       $14,639       $14,263
31-Oct-96       $14,105       $14,388       $14,043
30-Nov-96       $14,707       $14,961       $14,622
31-Dec-96       $14,875       $15,239       $15,005
31-Jan-97       $15,272       $15,599       $15,305
28-Feb-97       $14,740       $15,219       $14,934
31-Mar-97       $13,999       $14,478       $14,229
30-Apr-97       $14,104       $14,521       $14,269
31-May-97       $15,772       $16,299       $15,856
30-Jun-97       $16,533       $17,141       $16,536
31-Jul-97       $17,648       $18,119       $17,305
31-Aug-97       $17,982       $18,526       $17,701
30-Sep-97       $19,327       $19,980       $18,997
31-Oct-97       $18,482       $19,108       $18,163
30-Nov-97       $18,294       $18,934       $18,045
31-Dec-97       $18,697       $19,330       $18,361
31-Jan-98       $18,237       $19,026       $18,071
28-Feb-98       $19,681       $20,600       $19,406
31-Mar-98       $20,549       $21,528       $20,206
30-Apr-98       $20,654       $21,675       $20,317
31-May-98       $19,409       $20,401       $19,222
30-Jun-98       $19,440       $20,459       $19,262
31-Jul-98       $17,913       $18,885       $17,702
31-Aug-98       $14,418       $15,244       $14,264
30-Sep-98       $15,370       $16,200       $15,381
31-Oct-98       $16,102       $16,968       $16,009
30-Nov-98       $16,950       $17,848       $16,848
31-Dec-98       $18,029       $19,009       $17,890
31-Jan-99       $18,063       $19,092       $18,128
28-Feb-99       $16,553       $17,496       $16,660
31-Mar-99       $16,786       $17,831       $16,920
30-Apr-99       $18,107       $19,462       $18,436
31-May-99       $18,429       $19,802       $18,705
30-Jun-99       $19,449       $21,100       $19,551
31-Jul-99       $19,349       $20,934       $19,015
31-Aug-99       $18,772       $20,344       $18,311
30-Sep-99       $18,961       $20,517       $18,315
31-Oct-99       $19,316       $20,855       $18,390
30-Nov-99       $20,514       $22,158       $19,488
31-Dec-99       $22,391       $24,269       $21,694
31-Jan-00       $21,547       $23,362       $21,345
29-Feb-00       $24,403       $26,418       $24,869
31-Mar-00       $23,659       $25,726       $23,230
30-Apr-00       $22,491       $24,482       $21,831
31-May-00       $21,433       $23,295       $20,559
30-Jun-00       $23,248       $25,241       $22,351
31-Jul-00       $22,325       $24,261       $21,632
31-Aug-00       $24,570       $26,699       $23,282
30-Sep-00       $23,826       $25,885       $22,598
31-Oct-00       $23,414       $25,411       $21,590
30-Nov-00       $21,168       $22,992       $19,373
31-Dec-00       $23,227       $25,220       $21,037
31-Jan-01       $23,606       $25,559       $22,133
28-Feb-01       $21,823       $23,631       $20,681
31-Mar-01       $20,836       $22,563       $19,669
30-Apr-01       $22,506       $24,392       $21,208
31-May-01       $23,113       $25,046       $21,729
30-Jun-01       $24,139       $26,167       $22,479
31-Jul-01       $23,050       $25,004       $21,263
31-Aug-01       $22,405       $24,296       $20,576
30-Sep-01       $19,242       $20,873       $17,807
31-Oct-01       $20,217       $21,918       $18,848
30-Nov-01       $21,696       $23,534       $20,307
31-Dec-01       $23,019       $24,952       $21,560
31-Jan-02       $22,190       $24,024       $21,336
28-Feb-02       $21,401       $23,169       $20,751
31-Mar-02       $23,256       $25,191       $22,420
30-Apr-02       $23,137       $25,056       $22,624
31-May-02       $22,072       $23,910       $21,619
30-Jun-02       $20,914       $22,652       $20,547
31-Jul-02       $18,060       $19,552       $17,444
31-Aug-02       $18,152       $19,666       $17,401
30-Sep-02       $16,981       $18,395       $16,151
31-Oct-02       $17,455       $18,908       $16,670
30-Nov-02       $18,797       $20,362       $18,157
31-Dec-02       $17,847       $19,356       $17,145
31-Jan-03       $17,011       $18,399       $16,670
28-Feb-03       $16,439       $17,799       $16,167
31-Mar-03       $16,638       $18,021       $16,376
30-Apr-03       $18,366       $19,908       $17,928
31-May-03       $20,346       $22,047       $19,852
30-Jun-03       $20,705       $22,445       $20,211
31-Jul-03       $21,781       $23,629       $21,476
31-Aug-03       $22,845       $24,785       $22,460
30-Sep-03       $22,366       $24,275       $22,044
31-Oct-03       $24,213       $26,282       $23,896
30-Nov-03       $25,063       $27,213       $24,744
31-Dec-03       $25,587       $27,804       $25,247
31-Jan-04       $26,309       $28,568       $26,342
29-Feb-04       $26,417       $28,685       $26,579
31-Mar-04       $26,523       $28,811       $26,826
30-Apr-04       $25,200       $27,376       $25,458

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.


14 Schwab Equity Index Funds

SCHWAB SMALL-CAP INDEX FUND

SELECT SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                       Benchmark:     Fund Category:
                                           Fund:        SCHWAB         MORNINGSTAR
                                          SELECT       SMALL-CAP        SMALL-CAP
                                          SHARES        INDEX(R)          BLEND
6 MONTHS                                   4.14%            4.16%          8.17%
1 YEAR                                    37.33%           37.51%         41.00%
5 YEARS                                    6.96%            7.05%         11.32%
SINCE INCEPTION: 5/19/97                   7.77%            8.43%         10.01%

                                                6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                           SELECT    SMALL-CAP    SELECT    SMALL-CAP    SELECT    SMALL-CAP    SELECT    SMALL-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          4.03%       6.10%     37.18%      38.77%      5.84%       9.99%      6.73%       n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         2.84%       4.41%     24.46%      25.79%      5.42%       9.14%      6.24%       n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$84,120  SELECT SHARES
$87,745  SCHWAB SMALL-CAP INDEX(R)
$83,427  RUSSELL 2000(R) INDEX

[LINE CHART]

                            Schwab        Russell
               Select      Small-Cap      2000(R)
               Shares       Index(R)       Index
19-May-97      $50,000      $50,000       $50,000
31-May-97      $52,170      $52,242       $51,960
30-Jun-97      $54,690      $54,942       $54,189
31-Jul-97      $58,415      $58,075       $56,709
31-Aug-97      $59,485      $59,380       $58,008
30-Sep-97      $63,965      $64,039       $62,254
31-Oct-97      $61,205      $61,244       $59,521
30-Nov-97      $60,550      $60,687       $59,134
31-Dec-97      $61,920      $61,958       $60,169
31-Jan-98      $60,400      $60,983       $59,218
28-Feb-98      $65,175      $66,026       $63,594
31-Mar-98      $68,050      $69,002       $66,214
30-Apr-98      $68,430      $69,473       $66,578
31-May-98      $64,310      $65,391       $62,990
30-Jun-98      $64,415      $65,575       $63,122
31-Jul-98      $59,360      $60,531       $58,009
31-Aug-98      $47,790      $48,861       $46,744
30-Sep-98      $50,945      $51,924       $50,404
31-Oct-98      $53,365      $54,386       $52,460
30-Nov-98      $56,170      $57,207       $55,209
31-Dec-98      $59,775      $60,929       $58,627
31-Jan-99      $59,925      $61,193       $59,407
28-Feb-99      $54,925      $56,079       $54,595
31-Mar-99      $55,660      $57,152       $55,446
30-Apr-99      $60,070      $62,380       $60,414
31-May-99      $61,140      $63,470       $61,296
30-Jun-99      $64,555      $67,629       $64,067
31-Jul-99      $64,225      $67,099       $62,311
31-Aug-99      $62,315      $65,206       $60,006
30-Sep-99      $62,940      $65,762       $60,018
31-Oct-99      $64,115      $66,846       $60,264
30-Nov-99      $68,125      $71,021       $63,862
31-Dec-99      $74,390      $77,788       $71,091
31-Jan-00      $71,585      $74,879       $69,946
29-Feb-00      $81,065      $84,677       $81,495
31-Mar-00      $78,595      $82,458       $76,124
30-Apr-00      $74,755      $78,471       $71,541
31-May-00      $71,250      $74,666       $67,371
30-Jun-00      $77,265      $80,904       $73,245
31-Jul-00      $74,205      $77,761       $70,887
31-Aug-00      $81,655      $85,575       $76,295
30-Sep-00      $79,185      $82,968       $74,052
31-Oct-00      $77,820      $81,448       $70,749
30-Nov-00      $70,405      $73,694       $63,484
31-Dec-00      $77,230      $80,834       $68,937
31-Jan-01      $78,490      $81,923       $72,528
28-Feb-01      $72,565      $75,742       $67,770
31-Mar-01      $69,285      $72,319       $64,457
30-Apr-01      $74,875      $78,181       $69,497
31-May-01      $76,850      $80,277       $71,207
30-Jun-01      $80,300      $83,871       $73,663
31-Jul-01      $76,685      $80,145       $69,678
31-Aug-01      $74,540      $77,873       $67,427
30-Sep-01      $64,030      $66,902       $58,352
31-Oct-01      $67,265      $70,251       $61,765
30-Nov-01      $72,230      $75,432       $66,546
31-Dec-01      $76,610      $79,977       $70,652
31-Jan-02      $73,855      $77,001       $69,917
28-Feb-02      $71,230      $74,261       $68,001
31-Mar-02      $77,400      $80,744       $73,469
30-Apr-02      $77,005      $80,311       $74,137
31-May-02      $73,505      $76,636       $70,846
30-Jun-02      $69,655      $72,606       $67,332
31-Jul-02      $60,160      $62,669       $57,165
31-Aug-02      $60,465      $63,034       $57,022
30-Sep-02      $56,530      $58,961       $52,927
31-Oct-02      $58,105      $60,603       $54,626
30-Nov-02      $62,610      $65,263       $59,499
31-Dec-02      $59,485      $62,041       $56,185
31-Jan-03      $56,655      $58,974       $54,629
28-Feb-03      $54,795      $57,049       $52,979
31-Mar-03      $55,460      $57,761       $53,662
30-Apr-03      $61,255      $63,810       $58,749
31-May-03      $67,805      $70,666       $65,053
30-Jun-03      $69,000      $71,940       $66,231
31-Jul-03      $72,630      $75,736       $70,377
31-Aug-03      $76,170      $79,443       $73,600
30-Sep-03      $74,625      $77,805       $72,238
31-Oct-03      $80,775      $84,240       $78,307
30-Nov-03      $83,610      $87,223       $81,086
31-Dec-03      $85,415      $89,118       $82,732
31-Jan-04      $87,820      $91,568       $86,323
29-Feb-04      $88,180      $91,940       $87,100
31-Mar-04      $88,535      $92,345       $87,910
30-Apr-04      $84,120      $87,745       $83,427

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 15

SCHWAB SMALL-CAP INDEX FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                      INVESTMENT STYLE
                Value       Blend      Growth
MARKET CAP
 Large           / /         / /        / /
 Medium          / /         / /        / /
 Small           / /         /X/        / /

STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                          996
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                                $823
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 48.9
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    36%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  UNITEDGLOBALCOM, INC., CLASS A                                      0.4%
--------------------------------------------------------------------------------
(2)  MGI PHARMA, INC.                                                    0.3%
--------------------------------------------------------------------------------
(3)  UNITED DEFENSE INDUSTRIES, INC.                                     0.3%
--------------------------------------------------------------------------------
(4)  ONYX PHARMACEUTICALS, INC.                                          0.2%
--------------------------------------------------------------------------------
(5)  PEDIATRIX MEDICAL GROUP, INC.                                       0.2%
--------------------------------------------------------------------------------
(6)  ASK JEEVES, INC.                                                    0.2%
--------------------------------------------------------------------------------
(7)  HUGHES SUPPLY, INC.                                                 0.2%
--------------------------------------------------------------------------------
(8)  RESMED, INC.                                                        0.2%
--------------------------------------------------------------------------------
(9)  TULARIK, INC.                                                       0.2%
--------------------------------------------------------------------------------
(10) CATHAY BANCORP., INC.                                               0.2%
--------------------------------------------------------------------------------
     TOTAL                                                               2.4%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

21.1% MATERIALS & SERVICES
20.6% FINANCE
20.2% CONSUMER NON-DURABLES
16.6% TECHNOLOGY
 5.9% CAPITAL GOODS
 5.5% ENERGY
 4.0% CONSUMER DURABLES
 3.1% TRANSPORTATION
 2.9% UTILITIES
 0.1% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


16 Schwab Equity Index Funds

SCHWAB TOTAL STOCK MARKET INDEX FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                        Benchmark:      Fund Category:
                                        Fund:          WILSHIRE 5000      MORNINGSTAR
                                      INVESTOR         TOTAL MARKET        LARGE-CAP
                                       SHARES              INDEX             BLEND
6 MONTHS                                 6.35%                 6.40%         5.47%
1 YEAR                                  25.43%                26.07%        21.73%
3 YEARS                                 -0.73%                -0.61%        -3.12%
SINCE INCEPTION: 6/1/99                 -0.82%                -0.73%        -1.49%

                                                6 MONTHS                1 YEAR                3 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                          INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          6.20%       3.29%     25.26%      19.51%     -1.04%     -3.89%      -1.10%       n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         4.31%       2.29%     16.75%      12.89%     -0.79%     -3.18%      -0.86%       n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$9,603  INVESTOR SHARES
$9,644  WILSHIRE 5000 TOTAL MARKET INDEX

[LINE GRAPH]

                             Wilshire 5000
               Investor       Total Market
                Shares           Index
01-Jun-99      $10,000          $10,000
30-Jun-99      $10,515          $10,518
31-Jul-99      $10,165          $10,180
31-Aug-99      $10,070          $10,086
30-Sep-99       $9,820           $9,822
31-Oct-99      $10,435          $10,447
30-Nov-99      $10,790          $10,797
31-Dec-99      $11,605          $11,617
31-Jan-00      $11,108          $11,135
29-Feb-00      $11,374          $11,384
31-Mar-00      $12,022          $12,060
30-Apr-00      $11,399          $11,432
31-May-00      $11,012          $11,033
30-Jun-00      $11,484          $11,519
31-Jul-00      $11,258          $11,284
31-Aug-00      $12,077          $12,104
30-Sep-00      $11,520          $11,538
31-Oct-00      $11,294          $11,294
30-Nov-00      $10,179          $10,170
31-Dec-00      $10,371          $10,351
31-Jan-01      $10,746          $10,748
28-Feb-01       $9,724           $9,729
31-Mar-01       $9,066           $9,074
30-Apr-01       $9,815           $9,821
31-May-01       $9,911           $9,919
30-Jun-01       $9,754           $9,752
31-Jul-01       $9,587           $9,591
31-Aug-01       $9,010           $9,011
30-Sep-01       $8,206           $8,202
31-Oct-01       $8,408           $8,410
30-Nov-01       $9,046           $9,054
31-Dec-01       $9,211           $9,217
31-Jan-02       $9,093           $9,102
28-Feb-02       $8,915           $8,915
31-Mar-02       $9,308           $9,305
30-Apr-02       $8,874           $8,851
31-May-02       $8,766           $8,747
30-Jun-02       $8,169           $8,132
31-Jul-02       $7,516           $7,476
31-Aug-02       $7,567           $7,520
30-Sep-02       $6,816           $6,765
31-Oct-02       $7,327           $7,283
30-Nov-02       $7,740           $7,722
31-Dec-02       $7,320           $7,294
31-Jan-03       $7,139           $7,111
28-Feb-03       $7,010           $6,990
31-Mar-03       $7,098           $7,069
30-Apr-03       $7,656           $7,649
31-May-03       $8,105           $8,116
30-Jun-03       $8,229           $8,237
31-Jul-03       $8,415           $8,435
31-Aug-03       $8,611           $8,637
30-Sep-03       $8,513           $8,542
31-Oct-03       $9,030           $9,064
30-Nov-03       $9,164           $9,190
31-Dec-03       $9,566           $9,603
31-Jan-04       $9,769           $9,817
29-Feb-04       $9,910           $9,961
31-Mar-04       $9,811           $9,854
30-Apr-04       $9,603           $9,644

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 17

SCHWAB TOTAL STOCK MARKET INDEX FUND

SELECT SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                               Benchmark:            Fund Category:
                                           Fund:              WILSHIRE 5000            MORNINGSTAR
                                          SELECT              TOTAL MARKET              LARGE-CAP
                                          SHARES                  INDEX                   BLEND
6 MONTHS                                   6.41%                      6.40%               5.47%
1 YEAR                                    25.63%                     26.07%              21.73%
3 YEARS                                   -0.57%                     -0.61%              -3.12%
SINCE INCEPTION: 6/1/99                   -0.68%                     -0.73%              -1.49%

                                                6 MONTHS                1 YEAR                3 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                           SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)          6.24%       3.29%     25.43%      19.51%     -0.92%      -3.89%     -1.00%      n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         4.37%       2.29%     16.90%      12.89%     -0.68%      -3.18%     -0.76%      n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$48,345  SELECT SHARES
$48,221  WILSHIRE 5000 TOTAL MARKET INDEX

[LINE GRAPH]

                                Wilshire 5000
               Select            Total Market
               Shares               Index
01-Jun-99      $50,000           $50,000
30-Jun-99      $52,600           $52,590
31-Jul-99      $50,850           $50,902
31-Aug-99      $50,350           $50,428
30-Sep-99      $49,125           $49,112
31-Oct-99      $52,225           $52,236
30-Nov-99      $53,975           $53,986
31-Dec-99      $58,065           $58,083
31-Jan-00      $55,605           $55,673
29-Feb-00      $56,935           $56,920
31-Mar-00      $60,150           $60,301
30-Apr-00      $57,060           $57,159
31-May-00      $55,130           $55,164
30-Jun-00      $57,515           $57,597
31-Jul-00      $56,385           $56,422
31-Aug-00      $60,480           $60,518
30-Sep-00      $57,715           $57,692
31-Oct-00      $56,560           $56,469
30-Nov-00      $51,010           $50,850
31-Dec-00      $51,975           $51,755
31-Jan-01      $53,850           $53,738
28-Feb-01      $48,730           $48,643
31-Mar-01      $45,435           $45,370
30-Apr-01      $49,185           $49,104
31-May-01      $49,695           $49,595
30-Jun-01      $48,910           $48,761
31-Jul-01      $48,070           $47,957
31-Aug-01      $45,185           $45,055
30-Sep-01      $41,155           $41,009
31-Oct-01      $42,190           $42,051
30-Nov-01      $45,385           $45,268
31-Dec-01      $46,210           $46,083
31-Jan-02      $45,645           $45,511
28-Feb-02      $44,725           $44,574
31-Mar-02      $46,720           $46,526
30-Apr-02      $44,520           $44,256
31-May-02      $44,010           $43,734
30-Jun-02      $41,015           $40,659
31-Jul-02      $37,735           $37,378
31-Aug-02      $37,990           $37,598
30-Sep-02      $34,230           $33,827
31-Oct-02      $36,790           $36,415
30-Nov-02      $38,860           $38,611
31-Dec-02      $36,775           $36,472
31-Jan-03      $35,865           $35,553
28-Feb-03      $35,245           $34,952
31-Mar-03      $35,660           $35,347
30-Apr-03      $38,485           $38,245
31-May-03      $40,740           $40,582
30-Jun-03      $41,365           $41,183
31-Jul-03      $42,325           $42,175
31-Aug-03      $43,310           $43,187
30-Sep-03      $42,815           $42,708
31-Oct-03      $45,435           $45,318
30-Nov-03      $46,110           $45,952
31-Dec-03      $48,165           $48,015
31-Jan-04      $49,160           $49,086
29-Feb-04      $49,895           $49,803
31-Mar-04      $49,395           $49,269
30-Apr-04      $48,345           $48,221

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


18 Schwab Equity Index Funds

SCHWAB TOTAL STOCK MARKET INDEX FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                      INVESTMENT STYLE
                 Value      Blend      Growth
MARKET CAP
 Large           / /         /X/        / /
 Medium          / /         / /        / /
 Small           / /         / /        / /

STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                        3,088
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $70,892
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 21.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.8
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     0%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  GENERAL ELECTRIC CO.                                                2.3%
--------------------------------------------------------------------------------
(2)  MICROSOFT CORP.                                                     2.1%
--------------------------------------------------------------------------------
(3)  EXXON MOBIL CORP.                                                   2.1%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                        2.0%
--------------------------------------------------------------------------------
(5)  CITIGROUP, INC.                                                     1.9%
--------------------------------------------------------------------------------
(6)  WAL-MART STORES, INC.                                               1.8%
--------------------------------------------------------------------------------
(7)  AMERICAN INTERNATIONAL GROUP, INC.                                  1.4%
--------------------------------------------------------------------------------
(8)  INTEL CORP.                                                         1.2%
--------------------------------------------------------------------------------
(9)  BANK OF AMERICA CORP.                                               1.2%
--------------------------------------------------------------------------------
(10) JOHNSON & JOHNSON                                                   1.2%
--------------------------------------------------------------------------------
     TOTAL                                                              17.2%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

29.4% CONSUMER NON-DURABLES
22.0% FINANCE
17.6% TECHNOLOGY
10.2% MATERIALS & SERVICES
 6.1% ENERGY
 5.9% UTILITIES
 4.3% CAPITAL GOODS
 2.0% CONSUMER DURABLES
 1.7% TRANSPORTATION
 0.8% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Rounded to the nearest whole number. Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                    Schwab Equity Index Funds 19

SCHWAB INTERNATIONAL INDEX FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Investor Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                      Fund Category:
                                                     Benchmark:         MORNINGSTAR
                               Fund:                  SCHWAB              FOREIGN
                             INVESTOR              INTERNATIONAL         LARGE-CAP
                              SHARES                  INDEX(R)             BLEND
6 MONTHS                       11.61%                     12.06%          10.59%
1 YEAR                         36.46%                     37.78%          35.17%
5 YEARS                        -1.47%                     -0.92%          -0.51%
10 YEARS                        4.33%                      4.89%           4.51%

                                                6 MONTHS                1 YEAR                5 YEARS                10 YEARS
                                                --------                ------                -------                --------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                                      FOREIGN                FOREIGN                FOREIGN                FOREIGN
                                          INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP   INVESTOR   LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)         11.51%      8.15%      36.34%     32.58%      -1.82%     -1.72%      3.99%       2.96%
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         8.10%      5.51%      24.37%     21.46%      -1.39%     -1.02%      3.61%       3.11%
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark and an additional index.

$15,286  INVESTOR SHARES
$16,118  SCHWAB INTERNATIONAL INDEX(R)
$14,635  MSCI-EAFE(R) INDEX

[LINE GRAPH]

                                 Schwab
               Investor      International      MSCI-EAFE(R)
                Shares          Index(R)           Index
30-Apr-94      $10,000           $10,000          $10,000
31-May-94       $9,952            $9,909           $9,943
30-Jun-94      $10,029            $9,966          $10,083
31-Jul-94      $10,183           $10,141          $10,180
31-Aug-94      $10,462           $10,432          $10,421
30-Sep-94      $10,097           $10,073          $10,093
31-Oct-94      $10,471           $10,458          $10,429
30-Nov-94       $9,972            $9,938           $9,927
31-Dec-94      $10,026           $10,019           $9,990
31-Jan-95       $9,666            $9,726           $9,606
28-Feb-95       $9,744            $9,752           $9,579
31-Mar-95      $10,288           $10,399          $10,176
30-Apr-95      $10,658           $10,761          $10,559
31-May-95      $10,687           $10,721          $10,433
30-Jun-95      $10,580           $10,593          $10,251
31-Jul-95      $11,115           $11,216          $10,889
31-Aug-95      $10,745           $10,797          $10,474
30-Sep-95      $10,968           $11,060          $10,679
31-Oct-95      $10,823           $10,870          $10,391
30-Nov-95      $11,056           $11,175          $10,680
31-Dec-95      $11,451           $11,607          $11,111
31-Jan-96      $11,481           $11,644          $11,156
29-Feb-96      $11,500           $11,666          $11,194
31-Mar-96      $11,697           $11,883          $11,431
30-Apr-96      $11,982           $12,164          $11,764
31-May-96      $11,854           $12,021          $11,548
30-Jun-96      $11,943           $12,103          $11,612
31-Jul-96      $11,608           $11,789          $11,273
31-Aug-96      $11,717           $11,892          $11,298
30-Sep-96      $12,041           $12,242          $11,599
31-Oct-96      $12,021           $12,200          $11,480
30-Nov-96      $12,561           $12,766          $11,937
31-Dec-96      $12,495           $12,654          $11,783
31-Jan-97      $12,087           $12,233          $11,371
28-Feb-97      $12,266           $12,438          $11,557
31-Mar-97      $12,366           $12,522          $11,599
30-Apr-97      $12,455           $12,656          $11,660
31-May-97      $13,372           $13,585          $12,419
30-Jun-97      $14,120           $14,378          $13,104
31-Jul-97      $14,548           $14,767          $13,316
31-Aug-97      $13,492           $13,702          $12,321
30-Sep-97      $14,418           $14,562          $13,011
31-Oct-97      $13,262           $13,383          $12,011
30-Nov-97      $13,253           $13,331          $11,888
31-Dec-97      $13,408           $13,519          $11,992
31-Jan-98      $13,902           $14,066          $12,540
28-Feb-98      $14,709           $14,916          $13,345
31-Mar-98      $15,091           $15,307          $13,756
30-Apr-98      $15,193           $15,410          $13,864
31-May-98      $15,193           $15,373          $13,796
30-Jun-98      $15,324           $15,473          $13,901
31-Jul-98      $15,364           $15,573          $14,042
31-Aug-98      $13,469           $13,611          $12,302
30-Sep-98      $13,036           $13,165          $11,924
31-Oct-98      $14,326           $14,544          $13,167
30-Nov-98      $15,062           $15,363          $13,841
31-Dec-98      $15,533           $15,867          $14,388
31-Jan-99      $15,482           $15,782          $14,344
28-Feb-99      $15,136           $15,470          $14,003
31-Mar-99      $15,817           $16,181          $14,587
30-Apr-99      $16,459           $16,877          $15,178
31-May-99      $15,655           $16,026          $14,396
30-Jun-99      $16,255           $16,679          $14,958
31-Jul-99      $16,845           $17,299          $15,402
31-Aug-99      $16,997           $17,461          $15,459
30-Sep-99      $17,313           $17,759          $15,615
31-Oct-99      $18,238           $18,705          $16,200
30-Nov-99      $19,072           $19,518          $16,763
31-Dec-99      $20,754           $21,232          $18,268
31-Jan-00      $19,124           $19,691          $17,108
29-Feb-00      $19,391           $20,009          $17,568
31-Mar-00      $20,518           $21,145          $18,250
30-Apr-00      $19,411           $20,002          $17,290
31-May-00      $18,857           $19,415          $16,868
30-Jun-00      $19,565           $20,139          $17,527
31-Jul-00      $18,806           $19,359          $16,793
31-Aug-00      $19,145           $19,699          $16,939
30-Sep-00      $18,150           $18,681          $16,114
31-Oct-00      $17,565           $18,099          $15,734
30-Nov-00      $16,766           $17,284          $15,144
31-Dec-00      $17,103           $17,648          $15,681
31-Jan-01      $17,249           $17,837          $15,686
28-Feb-01      $15,770           $16,289          $14,513
31-Mar-01      $14,709           $15,161          $13,527
30-Apr-01      $15,719           $16,205          $14,457
31-May-01      $15,156           $15,600          $13,922
30-Jun-01      $14,511           $14,934          $13,349
31-Jul-01      $14,147           $14,573          $13,119
31-Aug-01      $13,740           $14,165          $12,814
30-Sep-01      $12,502           $12,882          $11,516
31-Oct-01      $12,721           $13,129          $11,811
30-Nov-01      $13,116           $13,540          $12,247
31-Dec-01      $13,213           $13,632          $12,319
31-Jan-02      $12,530           $12,922          $11,665
28-Feb-02      $12,624           $13,033          $11,746
31-Mar-02      $13,319           $13,720          $12,382
30-Apr-02      $13,361           $13,833          $12,464
31-May-02      $13,540           $14,028          $12,622
30-Jun-02      $12,993           $13,461          $12,120
31-Jul-02      $11,719           $12,147          $10,923
31-Aug-02      $11,687           $12,121          $10,898
30-Sep-02      $10,423           $10,812           $9,728
31-Oct-02      $11,024           $11,456          $10,250
30-Nov-02      $11,486           $11,962          $10,716
31-Dec-02      $11,148           $11,580          $10,356
31-Jan-03      $10,664           $11,093           $9,924
28-Feb-03      $10,449           $10,866           $9,696
31-Mar-03      $10,234           $10,652           $9,506
30-Apr-03      $11,201           $11,698          $10,438
31-May-03      $11,878           $12,399          $11,071
30-Jun-03      $12,159           $12,694          $11,338
31-Jul-03      $12,405           $12,983          $11,613
31-Aug-03      $12,599           $13,203          $11,893
30-Sep-03      $12,943           $13,571          $12,259
31-Oct-03      $13,695           $14,383          $13,023
30-Nov-03      $14,062           $14,766          $13,312
31-Dec-03      $15,176           $15,955          $14,352
31-Jan-04      $15,296           $16,098          $14,554
29-Feb-04      $15,636           $16,460          $14,890
31-Mar-04      $15,592           $16,421          $14,973
30-Apr-04      $15,286           $16,118          $14,635

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


20 Schwab Equity Index Funds

SCHWAB INTERNATIONAL INDEX FUND

SELECT SHARES PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund's Select Shares with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                     Fund Category:
                                                      Benchmark:       MORNINGSTAR
                                   Fund:                SCHWAB           FOREIGN
                                  SELECT            INTERNATIONAL       LARGE-CAP
                                  SHARES               INDEX(R)           BLEND
6 MONTHS                          11.68%                   12.06%         10.59%
1 YEAR                            36.79%                   37.78%         35.17%
5 YEARS                           -1.35%                   -0.92%         -0.51%
SINCE INCEPTION: 5/19/97           1.89%                    2.28%          2.01%

                                                6 MONTHS                1 YEAR                5 YEARS            SINCE INCEPTION
                                                --------                ------                -------            ---------------
                                                    MORNINGSTAR            MORNINGSTAR            MORNINGSTAR            MORNINGSTAR
                                                      FOREIGN                FOREIGN                FOREIGN                FOREIGN
                                           SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP    SELECT    LARGE-CAP
TOTAL RETURNS AFTER TAX                    SHARES      BLEND      SHARES      BLEND      SHARES      BLEND      SHARES      BLEND
------------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)         11.56%       8.15%     36.63%      32.58%     -1.75%      -1.72%      1.50%      n/a
------------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)         8.17%       5.51%     24.62%      21.46%     -1.32%      -1.02%      1.43%      n/a
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark and an additional index.

$56,935  SELECT SHARES
$58,470  SCHWAB INTERNATIONAL INDEX(R)
$58,034  MSCI-EAFE(R) INDEX

[LINE GRAPH]

                              Schwab
               Select      International      MSCI-EAFE(R)
               Shares         Index(R)          Index
19-May-97      $50,000        $50,000           $50,000
31-May-97      $49,375        $49,283           $49,248
30-Jun-97      $52,170        $52,161           $51,961
31-Jul-97      $53,755        $53,571           $52,803
31-Aug-97      $49,815        $49,706           $48,859
30-Sep-97      $53,240        $52,827           $51,595
31-Oct-97      $49,005        $48,550           $47,627
30-Nov-97      $48,970        $48,360           $47,141
31-Dec-97      $49,580        $49,042           $47,551
31-Jan-98      $51,405        $51,027           $49,725
28-Feb-98      $54,385        $54,111           $52,917
31-Mar-98      $55,800        $55,529           $54,547
30-Apr-98      $56,175        $55,905           $54,978
31-May-98      $56,175        $55,770           $54,708
30-Jun-98      $56,655        $56,133           $55,124
31-Jul-98      $56,845        $56,493           $55,681
31-Aug-98      $49,840        $49,376           $48,782
30-Sep-98      $48,240        $47,757           $47,284
31-Oct-98      $53,005        $52,763           $52,211
30-Nov-98      $55,725        $55,732           $54,885
31-Dec-98      $57,490        $57,561           $57,053
31-Jan-99      $57,305        $57,252           $56,881
28-Feb-99      $56,025        $56,122           $55,528
31-Mar-99      $58,585        $58,699           $57,843
30-Apr-99      $60,955        $61,225           $60,186
31-May-99      $57,980        $58,137           $57,086
30-Jun-99      $60,200        $60,507           $59,313
31-Jul-99      $62,385        $62,757           $61,074
31-Aug-99      $62,950        $63,342           $61,300
30-Sep-99      $64,115        $64,425           $61,919
31-Oct-99      $67,575        $67,857           $64,241
30-Nov-99      $70,660        $70,806           $66,470
31-Dec-99      $76,920        $77,025           $72,439
31-Jan-00      $70,880        $71,433           $67,839
29-Feb-00      $71,870        $72,588           $69,664
31-Mar-00      $76,050        $76,708           $72,367
30-Apr-00      $71,905        $72,561           $68,561
31-May-00      $69,895        $70,431           $66,888
30-Jun-00      $72,515        $73,058           $69,503
31-Jul-00      $69,740        $70,228           $66,591
31-Aug-00      $70,995        $71,462           $67,169
30-Sep-00      $67,310        $67,769           $63,898
31-Oct-00      $65,110        $65,658           $62,390
30-Nov-00      $62,185        $62,703           $60,050
31-Dec-00      $63,455        $64,024           $62,182
31-Jan-01      $63,955        $64,706           $62,201
28-Feb-01      $58,470        $59,090           $57,548
31-Mar-01      $54,570        $55,001           $53,641
30-Apr-01      $58,315        $58,788           $57,326
31-May-01      $56,230        $56,592           $55,205
30-Jun-01      $53,835        $54,175           $52,936
31-Jul-01      $52,485        $52,866           $52,020
31-Aug-01      $51,015        $51,386           $50,813
30-Sep-01      $46,385        $46,733           $45,666
31-Oct-01      $47,235        $47,628           $46,835
30-Nov-01      $48,700        $49,119           $48,563
31-Dec-01      $49,040        $49,452           $48,850
31-Jan-02      $46,540        $46,876           $46,256
28-Feb-02      $46,890        $47,279           $46,579
31-Mar-02      $49,430        $49,771           $49,099
30-Apr-02      $49,590        $50,183           $49,423
31-May-02      $50,255        $50,891           $50,051
30-Jun-02      $48,220        $48,833           $48,059
31-Jul-02      $43,525        $44,067           $43,316
31-Aug-02      $43,410        $43,973           $43,216
30-Sep-02      $38,715        $39,225           $38,575
31-Oct-02      $40,945        $41,560           $40,646
30-Nov-02      $42,665        $43,395           $42,491
31-Dec-02      $41,385        $42,009           $41,064
31-Jan-03      $39,625        $40,243           $39,351
28-Feb-03      $38,825        $39,419           $38,450
31-Mar-03      $38,025        $38,642           $37,697
30-Apr-03      $41,625        $42,438           $41,391
31-May-03      $44,140        $44,981           $43,899
30-Jun-03      $45,180        $46,051           $44,961
31-Jul-03      $46,140        $47,098           $46,050
31-Aug-03      $46,860        $47,898           $47,159
30-Sep-03      $48,140        $49,233           $48,612
31-Oct-03      $50,980        $52,179           $51,640
30-Nov-03      $52,300        $53,566           $52,787
31-Dec-03      $56,485        $57,881           $56,909
31-Jan-04      $56,935        $58,400           $57,712
29-Feb-04      $58,195        $59,711           $59,045
31-Mar-04      $58,035        $59,572           $59,376
30-Apr-04      $56,935        $58,470           $58,034

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc. Some funds in this category may not use tax-efficient strategies.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


                                                    Schwab Equity Index Funds 21

SCHWAB INTERNATIONAL INDEX FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]


                      INVESTMENT STYLE
                 Value      Blend      Growth
MARKET CAP
 Large           / /         /X/        / /
 Medium          / /         / /        / /
 Small           / /         / /        / /

TOP HOLDINGS 2

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  BP PLC                                                             3.1%
--------------------------------------------------------------------------------
(2)  VODAFONE GROUP PLC                                                 2.7%
--------------------------------------------------------------------------------
(3)  HSBC HOLDINGS PLC                                                  2.5%
--------------------------------------------------------------------------------
(4)  GLAXOSMITHKLINE PLC                                                2.0%
--------------------------------------------------------------------------------
(5)  TOTAL FINA ELF SA                                                  1.9%
--------------------------------------------------------------------------------
(6)  NOVARTIS AG, Registered                                            1.7%
--------------------------------------------------------------------------------
(7)  NESTLE SA, Registered                                              1.6%
--------------------------------------------------------------------------------
(8)  ROYAL DUTCH PETROLEUM CO.                                          1.6%
--------------------------------------------------------------------------------
(9)  TOYOTA MOTOR CORP.                                                 1.6%
--------------------------------------------------------------------------------
(10) ROYAL BANK OF SCOTLAND GROUP PLC                                   1.3%
--------------------------------------------------------------------------------
     TOTAL                                                             20.0%

STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                          359
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $52,737
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 22.8
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                                     1%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

27.1% FINANCE
23.4% MATERIALS & SERVICES
18.7% CONSUMER NON-DURABLES
10.7% UTILITIES
 7.6% TRANSPORTATION
 4.6% ENERGY
 2.8% TECHNOLOGY
 2.6% CONSUMER DURABLES
 2.5% CAPITAL GOODS

COUNTRY WEIGHTINGS % of Portfolio

This chart shows the fund's country composition as of the report date.

[PIE CHART]

27.4% UNITED KINGDOM
19.3% JAPAN
10.9% FRANCE
 8.3% SWITZERLAND
 7.1% GERMANY
 5.4% NETHERLANDS
 5.2% CANADA
 3.9% AUSTRALIA
 3.8% SPAIN
 8.7% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.

3 Not annualized.


22 Schwab Equity Index Funds

SCHWAB S&P 500 FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                    11/1/03-    11/1/02-    11/1/01-   11/1/00-    11/1/99-    11/1/98-
INVESTOR SHARES                                     4/30/04*    10/31/03    10/31/02   10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                16.36       13.79      16.45       22.15       21.17       17.05
                                                    --------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                               0.11        0.20       0.20        0.17        0.17        0.17
   Net realized and unrealized gains or losses         0.87        2.57      (2.68)      (5.70)       1.06        4.10
                                                    --------------------------------------------------------------------------------
   Total income or loss from investment operations     0.98        2.77      (2.48)      (5.53)       1.23        4.27
Less distributions:
   Dividends from net investment income               (0.21)      (0.20)     (0.18)      (0.17)      (0.18)      (0.15)
   Distributions from net realized gains                 --          --         --          --       (0.07)         --
                                                    --------------------------------------------------------------------------------
   Total distributions                                (0.21)      (0.20)     (0.18)      (0.17)      (0.25)      (0.15)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                      17.13       16.36      13.79       16.45       22.15       21.17
                                                    --------------------------------------------------------------------------------
Total return (%)                                       6.06 1     20.39     (15.32)     (25.11)       5.81       25.20

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.37 2      0.36       0.35        0.35        0.36 3      0.35
   Gross operating expenses                            0.45 2      0.46       0.46        0.46        0.52        0.62
   Net investment income                               1.31 2      1.45       1.21        0.95        0.81        1.01
Portfolio turnover rate                                   2 1         3          8           4           9           3
Net assets, end of period ($ x 1,000,000)             3,800       3,510      2,760       3,070       3,617       3,183

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 23

SCHWAB S&P 500 FUND

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-     11/1/98-
SELECT SHARES                                         4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.41        13.83        16.50        22.21        21.23        17.09
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.12         0.24         0.22         0.20         0.20         0.20
   Net realized and unrealized gains or losses           0.88         2.57        (2.69)       (5.71)        1.06         4.12
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.00         2.81        (2.47)       (5.51)        1.26         4.32
Less distributions:
   Dividends from net investment income                 (0.23)       (0.23)       (0.20)       (0.20)       (0.21)       (0.18)
   Distributions from net realized gains                   --           --           --           --        (0.07)          --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.23)       (0.23)       (0.20)       (0.20)       (0.28)       (0.18)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        17.18        16.41        13.83        16.50        22.21        21.23
                                                      ------------------------------------------------------------------------------
Total return (%)                                         6.16 1      20.62       (15.20)      (24.97)        5.94        25.42

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.19 2       0.19         0.19         0.19         0.20 3       0.19
   Gross operating expenses                              0.30 2       0.31         0.31         0.31         0.36         0.47
   Net investment income                                 1.49 2       1.63         1.37         1.11         0.98         1.17
Portfolio turnover rate                                     2 1          3            8            4            9            3
Net assets, end of period ($ x 1,000,000)               4,018        3,692        3,029        3,563        4,357        3,750

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.19% if certain non-routine expenses (proxy fees) had not been included.


24 See financial notes.

SCHWAB S&P 500 FUND

                                                           11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
e.SHARES                                                   4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       16.37       13.79       16.46       22.17       21.21       17.08
                                                          --------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                      0.12        0.23        0.23        0.20        0.20        0.20
   Net realized and unrealized gains or losses                0.87        2.56       (2.71)      (5.71)       1.04        4.09
                                                          --------------------------------------------------------------------------
   Total income or loss from investment operations            0.99        2.79       (2.48)      (5.51)       1.24        4.29
Less distributions:
   Dividends from net investment income                      (0.22)      (0.21)      (0.19)      (0.20)      (0.21)      (0.16)
   Distributions from net realized gains                        --          --          --          --       (0.07)         --
                                                          --------------------------------------------------------------------------
   Total distributions                                       (0.22)      (0.21)      (0.19)      (0.20)      (0.28)      (0.16)
                                                          --------------------------------------------------------------------------
Net asset value at end of period                             17.14       16.37       13.79       16.46       22.17       21.21
                                                          --------------------------------------------------------------------------
Total return (%)                                              6.13 1     20.55      (15.32)     (25.02)       5.84       25.28

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                     0.28 2      0.28        0.28        0.28        0.29 3      0.28
   Gross operating expenses                                   0.30 2      0.31        0.31        0.31        0.36        0.48
   Net investment income                                      1.40 2      1.54        1.28        1.02        0.88        1.08
Portfolio turnover rate                                          2 1         3           8           4           9           3
Net assets, end of period ($ x 1,000,000)                      254         246         220         304         441         435

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 25

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

                                                         COST           VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 99.8%     COMMON STOCK                               7,378,765       8,052,162
  0.1%     SHORT-TERM
           INVESTMENT                                     7,073           7,073
  0.0%     U.S. TREASURY
           OBLIGATIONS                                      844             844
--------------------------------------------------------------------------------
 99.9%     TOTAL INVESTMENTS                          7,386,682       8,060,079
  8.2%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                       663,201         663,201
 (8.1)%    OTHER ASSETS AND
           LIABILITIES, NET                                            (652,365)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                           8,070,915

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  99.8% of net assets

      AEROSPACE / DEFENSE 1.7%
      --------------------------------------------------------------------------
      The Boeing Co.  661,222                                             28,227
      Crane Co.  44,919                                                    1,384
      General Dynamics Corp.  156,982                                     14,697
      Goodrich Corp.  92,739                                               2,670
      Lockheed Martin Corp.  352,596                                      16,819
      Northrop Grumman Corp.  145,372                                     14,427
      Raytheon Co.  323,772                                               10,445
      Rockwell Automation, Inc.  147,698                                   4,828
      Rockwell Collins, Inc.  139,398                                      4,496
      Textron, Inc.  108,629                                               5,994
      United Technologies Corp.  401,913                                  34,669
                                                                         -------
                                                                         138,656
      AIR TRANSPORTATION 1.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  94,113                                          585
      FedEx Corp.  232,042                                                16,686
      Sabre Holdings Corp.  110,153                                        2,599
      Southwest Airlines Co.  614,218                                      8,771
      United Parcel Service, Inc.,
      Class B  880,769                                                    61,786
                                                                         -------
                                                                          90,427
      ALCOHOLIC BEVERAGES 0.5%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  28,531                                    1,875
      Anheuser-Busch Cos., Inc.  636,634                                  32,621
      Brown-Forman Corp., Class B  95,468                                  4,474
                                                                         -------
                                                                          38,970
      APPAREL 0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  100,343                                   3,673
      Liz Claiborne, Inc.  83,728                                          2,939
      Nike, Inc., Class B  207,117                                        14,902
      Reebok International Ltd.  47,859                                    1,741
      VF Corp.  84,078                                                     3,881
                                                                         -------
                                                                          27,136
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  56,866                                     1,216
      Cummins, Inc.  33,451                                                2,001
      Dana Corp.  115,009                                                  2,318
      Danaher Corp.  121,589                                              11,249
      Delphi Corp.  433,000                                                4,417
      Eaton' Corp.  118,896                                                7,060
      Ford Motor Co.  1,430,712                                           21,976
      General Motors Corp.  437,828                                       20,762
      Genuine Parts Co.  136,090                                           4,872
      Goodyear Tire & Rubber Co.  135,681                                  1,182
      Harley-Davidson, Inc.  236,933                                      13,344
    o Navistar International Corp.  54,800                                 2,474
      Visteon Corp.  99,156                                                1,077
                                                                         -------
                                                                          93,948
      BANKS 7.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  275,065                                            6,057
  (9) Bank of America Corp.  1,598,036                                   128,626
      The Bank of New York Co., Inc.  606,514                             17,674


26 See financial notes.

SCHWAB S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bank One Corp.  874,615                                             43,180
      BB&T Corp.  429,459                                                 14,812
      Comerica, Inc.  137,259                                              7,087
      Fifth Third Bancorp  440,705                                        23,648
      First Horizon National Corp.  96,900                                 4,260
      Huntington Bancshares, Inc.  179,750                                 3,847
      J.P. Morgan Chase & Co.  1,608,324                                  60,473
      KeyCorp, Inc.  329,765                                               9,794
      M&T Bank Corp.  93,704                                               7,965
      Marshall & Ilsley Corp.  177,996                                     6,545
      Mellon Financial Corp.  335,413                                      9,941
      National City Corp.  475,473                                        16,485
      North Fork Bancorp., Inc.  119,300                                   4,428
      Northern Trust Corp.  171,112                                        7,234
      PNC Financial Services Group,
      Inc.  215,427                                                       11,439
      Regions Financial Corp.  174,436                                     6,055
      SouthTrust Corp.  259,207                                            8,056
      State Street Corp.  264,511                                         12,908
      SunTrust Banks, Inc.  222,349                                       15,131
      Synovus Financial Corp.  235,632                                     5,624
      U.S. Bancorp  1,504,491                                             38,575
      Union Planters Corp.  149,052                                        4,143
      Wachovia Corp.  1,027,321                                           47,000
      Wells Fargo & Co.  1,321,957                                        74,638
      Zions Bancorp.  70,147                                               3,965
                                                                         -------
                                                                         599,590
      BUSINESS MACHINES & SOFTWARE 8.8%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  187,789                                         7,763
    o Apple Computer, Inc.  288,676                                        7,428
      Autodesk, Inc.  87,954                                               2,946
    o BMC Software, Inc.  176,808                                          3,059
    o Cisco Systems, Inc.  5,375,783                                     112,193
    o Compuware Corp.  296,522                                             2,268
    o Comverse Technology, Inc.  148,815                                   2,435
    o Dell, Inc.  2,000,832                                               69,449
    o EMC Corp.  1,895,155                                                21,150
    o Gateway, Inc.  290,537                                               1,400
      Hewlett-Packard Co.  2,383,978                                      46,964
      International Business Machines
      Corp.  1,328,593                                                   117,142
    o Lexmark International, Inc.,
      Class A  100,530                                                     9,094
 =(2) Microsoft Corp.  8,439,190                                         219,166
    o NCR Corp.  73,899                                                    3,303
    o Network Appliance, Inc.  270,447                                     5,036
    o Novell, Inc.  291,365                                                2,809
    o Oracle Corp.  4,090,649                                             45,897
      Pitney Bowes, Inc.  183,015                                          8,007
    o Siebel Systems, Inc.  384,366                                        3,951
    o Sun Microsystems, Inc.  2,575,758                                   10,045
    o Unisys Corp.  260,027                                                3,388
    o Xerox Corp.  625,160                                                 8,396
                                                                         -------
                                                                         713,289
      BUSINESS SERVICES 4.3%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  106,375                                                     5,159
    o Allied Waste Industries, Inc.  247,115                               3,111
    o Apollo Group, Inc., Class A  136,300                                12,387
      Automatic Data Processing,
      Inc.  463,682                                                       20,314
    o Cendant Corp.  787,454                                              18,647
    o Cintas Corp.  134,305                                                6,038
    o Citrix Systems, Inc.  130,566                                        2,487
      Computer Associates International,
      Inc.  456,066                                                       12,227
    o Computer Sciences Corp.  146,718                                     6,002
    o Convergys Corp.  110,751                                             1,608
      Deluxe Corp.  38,466                                                 1,589
    o eBay, Inc.  505,070                                                 40,315
      Electronic Data Systems Corp.  376,521                               6,886
      Equifax, Inc.  107,607                                               2,637
      First Data Corp.  693,388                                           31,473
    o Fiserv, Inc.  152,764                                                5,585
      H&R Block, Inc.  138,187                                             6,234
      IMS Health, Inc.  187,907                                            4,745
    o Interpublic Group of Cos., Inc.  325,157                             5,102
    o Intuit, Inc.  157,279                                                6,680
    o Mercury Interactive Corp.  70,943                                    3,019
    o Monster Worldwide, Inc.  87,965                                      2,253
      Omnicom Group, Inc.  147,364                                        11,717


                                                         See financial notes. 27

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      --------------------------------------------------------------------------
    o Parametric Technology Corp.  206,030                                   944
      Paychex, Inc.  297,062                                              11,074
    o PeopleSoft, Inc.  284,601                                            4,804
    o Robert Half International, Inc.  132,524                             3,614
    o Sungard Data Systems, Inc.  222,305                                  5,795
    o Symantec Corp.  245,302                                             11,051
      Tyco International Ltd.  1,562,900                                  42,902
    o Veritas Software Corp.  332,242                                      8,861
      Waste Management, Inc.  450,805                                     12,803
    o Yahoo!, Inc.  519,229                                               26,200
                                                                         -------
                                                                         344,263
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  179,301                              8,931
      Dow Chemical Co.  727,450                                           28,872
      E.I. du Pont de Nemours & Co.  781,438                              33,563
      Eastman Chemical Co.  59,183                                         2,519
      Ecolab, Inc.  198,798                                                5,924
      Great Lakes Chemical Corp.  38,937                                     978
    o Hercules, Inc.  82,003                                                 911
    o Monsanto Co.  209,498                                                7,246
      PPG Industries, Inc.  132,163                                        7,839
      Praxair, Inc.  253,588                                               9,269
      Rohm & Haas Co.  174,959                                             6,785
      Sigma-Aldrich Corp.  54,726                                          3,100
                                                                         -------
                                                                         115,937
      CONSTRUCTION 0.4%
      --------------------------------------------------------------------------
      Centex Corp.  97,736                                                 4,686
      Fluor Corp.  64,302                                                  2,454
      KB Home  36,866                                                      2,541
      Masco Corp.  352,973                                                 9,887
      Pulte Homes, Inc.  97,150                                            4,777
      The Sherwin-Williams Co.  114,364                                    4,352
      The Stanley Works  65,640                                            2,790
      Vulcan Materials Co.  78,918                                         3,649
                                                                         -------
                                                                          35,136
      CONSUMER DURABLES 0.2%
      --------------------------------------------------------------------------
      Black & Decker Corp.  62,086                                         3,592
      Leggett & Platt, Inc.  150,312                                       3,397
      Maytag Corp.  61,971                                                 1,729
      Newell Rubbermaid, Inc.  213,537                                     5,048
      Whirlpool Corp.  53,431                                              3,500
                                                                         -------
                                                                          17,266
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Ball Corp.  44,056                                                   2,908
      Bemis Co.  81,458                                                    2,200
    o Pactiv Corp.  122,064                                                2,801
    o Sealed Air Corp.  65,771                                             3,228
                                                                         -------
                                                                          11,137
      ELECTRONICS 5.4%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  632,138                                1,580
    o Advanced Micro Devices, Inc.  272,013                                3,868
    o Agilent Technologies, Inc.  370,875                                 10,017
    o Altera Corp.  294,881                                                5,901
      American Power Conversion
      Corp.  153,555                                                       2,865
      Analog Devices, Inc.  291,783                                       12,430
    o Andrew Corp.  120,024                                                2,034
    o Applied Materials, Inc.  1,317,642                                  24,021
    o Applied Micro Circuits Corp.  238,073                                1,050
    o Broadcom Corp., Class A  237,433                                     8,966
    o CIENA Corp.  365,772                                                 1,514
  (8) Intel Corp.  5,071,605                                             130,492
      ITT Industries, Inc.  72,010                                         5,710
    o Jabil Circuit, Inc.  157,319                                         4,152
    o JDS Uniphase Corp.  1,107,285                                        3,366
    o KLA-Tencor Corp.  155,010                                            6,459
      Linear Technology Corp.  243,108                                     8,662
    o LSI Logic Corp.  293,990                                             2,187
    o Lucent Technologies, Inc.  3,338,204                                11,250
      Maxim Integrated Products,
      Inc.  256,749                                                       11,808
    o Micron Technology, Inc.  477,135                                     6,499
      Molex, Inc.  146,907                                                 4,375
      Motorola, Inc.  1,834,252                                           33,475
    o National Semiconductor Corp.  139,054                                5,672
    o Novellus Systems, Inc.  119,539                                      3,462
    o Nvidia Corp.  125,865                                                2,585
      PerkinElmer, Inc.  97,208                                            1,871


28 See financial notes.

SCHWAB S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      --------------------------------------------------------------------------
    o PMC - Sierra, Inc.  133,386                                          1,621
    o Power-One, Inc.  62,573                                                538
    o QLogic Corp.  74,738                                                 2,017
      Qualcomm, Inc.  629,918                                             39,345
    o Sanmina - SCI Corp.  406,629                                         4,074
      Scientific - Atlanta, Inc.  117,199                                  3,796
    o Solectron Corp.  648,709                                             3,179
      Symbol Technologies, Inc.  178,827                                   2,146
      Tektronix, Inc.  65,499                                              1,939
    o Tellabs, Inc.  322,453                                               2,815
    o Teradyne, Inc.  148,524                                              3,027
      Texas Instruments, Inc.  1,355,447                                  34,022
    o Thermo Electron Corp.  127,063                                       3,710
    o Thomas & Betts Corp.  44,556                                         1,071
    o Waters Corp.  96,300                                                 4,155
    o Xilinx, Inc.  270,166                                                9,086
                                                                         -------
                                                                         432,812
      ENERGY: RAW MATERIALS 1.6%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  195,717                                   10,486
      Apache Corp.  252,380                                               10,567
      Baker Hughes, Inc.  264,086                                          9,687
    o BJ Services Co.  123,400                                             5,491
      Burlington Resources, Inc.  154,522                                 10,395
      Devon Energy Corp.  182,337                                         11,159
      EOG Resources, Inc.  90,133                                          4,439
      Halliburton Co.  344,508                                            10,266
    o Noble Corp.  103,457                                                 3,844
      Occidental Petroleum Corp.  302,110                                 14,260
    o Rowan Cos., Inc.  80,970                                             1,806
      Schlumberger Ltd.  459,787                                          26,911
      Valero Energy Corp.  99,400                                          6,338
                                                                         -------
                                                                         125,649
      FOOD & AGRICULTURE 3.9%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  505,107                                  8,870
      Campbell Soup Co.  322,209                                           8,903
      The Coca-Cola Co.  1,912,219                                        96,701
      Coca-Cola Enterprises, Inc.  359,639                                 9,710
      ConAgra Foods, Inc.  418,504                                        12,090
      General Mills, Inc.  295,030                                        14,383
      H.J. Heinz Co.  274,171                                             10,471
      Hershey Foods Corp.  101,553                                         9,027
      Kellogg Co.  322,527                                                13,836
      McCormick & Co., Inc.  106,601                                       3,641
      The Pepsi Bottling Group, Inc.  205,842                              6,025
      PepsiCo, Inc.  1,336,294                                            72,815
      Sara Lee Corp.  617,438                                             14,250
      Supervalu, Inc.  102,901                                             3,168
      Sysco Corp.  505,610                                                19,340
      Wm. Wrigley Jr. Co.  174,311                                        10,755
                                                                         -------
                                                                         313,985
      GOLD 0.2%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  338,551                                       12,662

      HEALTHCARE / DRUGS & MEDICINE 13.5%
      --------------------------------------------------------------------------
      Abbott Laboratories  1,221,333                                      53,763
      Allergan, Inc.  102,596                                              9,034
      AmerisourceBergen Corp.  89,453                                      5,178
    o Amgen, Inc.  1,006,839                                              56,655
    o Anthem, Inc.  108,740                                                9,632
      Applied Biosystems Group -
      Applera Corp.  161,833                                               3,005
      Bausch & Lomb, Inc.  39,537                                          2,484
      Baxter International, Inc.  475,802                                 15,059
      Becton Dickinson & Co.  198,976                                     10,058
    o Biogen Idec, Inc.  255,518                                          15,076
      Biomet, Inc.  201,056                                                7,942
    o Boston Scientific Corp.  641,532                                    26,425
      Bristol-Myers Squibb Co.  1,521,108                                 38,180
      C.R. Bard, Inc.  41,129                                              4,371
      Cardinal Health, Inc.  340,774                                      24,962
    o Caremark Rx, Inc.  349,244                                          11,822
    o Chiron Corp.  146,078                                                6,778
      Eli Lilly & Co.  877,927                                            64,800
    o Express Scripts, Inc.  60,000                                        4,640
    o Forest Laboratories, Inc.  287,240                                  18,521
    o Genzyme Corp.  177,186                                               7,718
      Guidant Corp.  243,874                                              15,367


                                                         See financial notes. 29

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      --------------------------------------------------------------------------
      HCA, Inc.  387,922                                                  15,761
      Health Management Associates, Inc.,
      Class A  190,429                                                     4,405
    o Humana, Inc.  124,343                                                2,026
 (10) Johnson & Johnson  2,321,356                                       125,423
    o King Pharmaceuticals, Inc.  187,724                                  3,238
      Manor Care, Inc.  71,759                                             2,328
      McKesson Corp.  227,183                                              7,465
    o Medco Health Solutions, Inc.  212,639                                7,527
    o Medimmune, Inc.  193,581                                             4,692
      Medtronic, Inc.  947,824                                            47,827
      Merck & Co., Inc.  1,738,242                                        81,697
      Mylan Laboratories, Inc.  209,700                                    4,804
  (4) Pfizer, Inc.  5,961,311                                            213,177
    o Quest Diagnostics  81,055                                            6,837
      Schering-Plough Corp.  1,148,084                                    19,207
    o St. Jude Medical, Inc.  134,142                                     10,230
      Stryker Corp.  157,897                                              15,621
    o Tenet Healthcare Corp.  360,505                                      4,240
      UnitedHealth Group, Inc.  488,166                                   30,012
    o Watson Pharmaceuticals, Inc.  83,237                                 2,964
    o WellPoint Health Networks,
      Inc.  123,422                                                       13,785
      Wyeth  1,043,082                                                    39,710
    o Zimmer Holdings, Inc.  190,692                                      15,227
                                                                       ---------
                                                                       1,089,673
      HOUSEHOLD PRODUCTS 2.4%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  70,426                                  3,321
      Avon Products, Inc.  185,527                                        15,584
      Clorox Co.  165,110                                                  8,549
      Colgate-Palmolive Co.  415,539                                      24,051
      The Gillette Co.  789,877                                           32,322
      International Flavors & Fragrances,
      Inc.  72,428                                                         2,626
    = Procter & Gamble Co.  1,009,813                                    106,788
                                                                       ---------
                                                                         193,241
      INSURANCE 5.1%
      --------------------------------------------------------------------------
      ACE Ltd.  220,000                                                    9,645
      Aetna, Inc.  121,847                                                10,083
      AFLAC, Inc.  401,064                                                16,937
      The Allstate Corp.  549,300                                         25,213
      AMBAC Financial Group, Inc.  83,554                                  5,765
  (7) American International Group,
      Inc.  2,040,650                                                    146,213
      AON Corp.  246,426                                                   6,422
      Chubb Corp.  146,077                                                10,079
      CIGNA Corp.  108,571                                                 7,004
      Cincinnati Financial Corp.  133,568                                  5,475
      Hartford Financial Services Group,
      Inc.  227,367                                                       13,888
      Jefferson-Pilot Corp.  110,614                                       5,485
      Lincoln National Corp.  141,597                                      6,355
      Loews Corp.  146,787                                                 8,515
      Marsh & McLennan Cos., Inc.  415,520                                18,740
      MBIA, Inc.  113,393                                                  6,678
      Metlife, Inc.  594,118                                              20,497
      MGIC Investment Corp.  77,579                                        5,711
    o Principal Financial Group, Inc.  250,724                             8,851
      The Progressive Corp.  170,968                                      14,963
      Prudential Financial, Inc.  423,600                                 18,613
      Safeco Corp.  108,621                                                4,756
      St. Paul Cos., Inc.  517,355                                        21,041
      Torchmark Corp.  90,710                                              4,720
      UnumProvident Corp.  230,026                                         3,577
      XL Capital Ltd., Class A  108,565                                    8,289
                                                                       ---------
                                                                         413,515
      MEDIA 3.6%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  483,722                                                       20,070
    o Comcast Corp., Class A  1,759,010                                   52,946
      Dow Jones & Co., Inc.  64,009                                        2,950
      Gannett Co., Inc.  213,769                                          18,529
      Knight-Ridder, Inc.  61,087                                          4,730
      The McGraw-Hill Cos., Inc.  148,062                                 11,676
      Meredith Corp.  39,218                                               1,998
      New York Times Co., Class A  117,850                                 5,399
      R.R. Donnelley & Sons Co.  167,196                                   4,919
    o Time Warner, Inc.  3,557,976                                        59,845
      Tribune Co.  258,439                                                12,374
    o Univision Communications, Inc.,
      Class A  251,484                                                     8,513
      Viacom, Inc., Class B  1,368,169                                    52,880
      The Walt Disney Co.  1,604,605                                      36,954
                                                                       ---------
                                                                         293,783


30 See financial notes.

SCHWAB S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MISCELLANEOUS 0.7%
      --------------------------------------------------------------------------
      3M Co.  612,276                                                     52,950

      MISCELLANEOUS FINANCE 7.8%
      --------------------------------------------------------------------------
      American Express Co.  1,003,981                                     49,145
      The Bear Stearns Cos., Inc.  81,229                                  6,510
      Capital One Financial Corp.  181,711                                11,908
    / The Charles Schwab Corp.  1,063,150                                 10,940
      Charter One Financial, Inc.  173,453                                 5,788
  (5) Citigroup, Inc.  4,025,639                                         193,593
      Countrywide Financial Corp.  217,331                                12,888
    o E*TRADE Group, Inc.  285,500                                         3,243
      Fannie Mae  758,727                                                 52,140
      Federated Investors, Inc.,
      Class B  85,300                                                      2,508
      Franklin Resources, Inc.  193,688                                   10,620
      Freddie Mac  537,902                                                31,413
      Golden West Financial Corp.  120,305                                12,645
      Goldman Sachs Group, Inc.  377,500                                  36,523
      Janus Capital Group, Inc.  186,007                                   2,827
      Lehman Brothers Holdings,
      Inc.  217,704                                                       15,979
      MBNA Corp.  1,001,693                                               24,421
      Merrill Lynch & Co., Inc.  759,334                                  41,179
      Moody's Corp.  116,409                                               7,510
      Morgan Stanley  858,439                                             44,115
    o Providian Financial Corp.  223,272                                   2,708
      SLM Corp.  351,683                                                  13,473
      T. Rowe Price Group, Inc.  99,307                                    5,092
      Washington Mutual, Inc.  701,921                                    27,649
                                                                         -------
                                                                         624,817
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  126,412                                    2,865
    o Electronic Arts, Inc.  234,756                                      11,883
      Fortune Brands, Inc.  112,791                                        8,600
      Hasbro, Inc.  133,312                                                2,518
      International Game Technology  272,552                              10,286
      Mattel, Inc.  335,693                                                5,694
      McDonald's Corp.  988,796                                           26,925
    o Starbucks Corp.  309,259                                            12,018
      Wendy's International, Inc.  89,337                                  3,484
    o Yum! Brands, Inc.  229,498                                           8,902
                                                                         -------
                                                                          93,175
      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc.  683,687                                                21,024
      Engelhard Corp.  95,939                                              2,786
      Freeport-McMoran Copper & Gold,
      Inc., Class B  134,615                                               4,106
    o Phelps Dodge Corp.  72,480                                           4,771
                                                                         -------
                                                                          32,687
      OIL: DOMESTIC 1.0%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  70,261                                           4,998
      Ashland, Inc.  53,145                                                2,546
      ConocoPhillips  533,248                                             38,021
      Kerr-McGee Corp.  77,570                                             3,796
      Marathon Oil Corp.  265,479                                          8,909
    o Nabors Industries Ltd.  115,107                                      5,106
      Sunoco, Inc.  59,302                                                 3,730
    o Transocean, Inc.  249,199                                            6,920
      Unocal Corp.  201,422                                                7,259
                                                                         -------
                                                                          81,285
      OIL: INTERNATIONAL 3.7%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  838,357                                        76,710
  (3) Exxon Mobil Corp.  5,126,147                                       218,117
                                                                         -------
                                                                         294,827
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Corning, Inc.  1,052,175                                            11,606
      Eastman Kodak Co.  224,974                                           5,802
                                                                         -------
                                                                          17,408
      PAPER & FOREST PRODUCTS 0.9%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  66,153                                          2,231
      Georgia-Pacific Corp.  197,318                                       6,926
      International Paper Co.  376,813                                    15,193
      Kimberly-Clark Corp.  391,300                                       25,611
    o Louisiana-Pacific Corp.  83,408                                      1,968
      MeadWestvaco Corp.  155,777                                          4,073
      Temple-Inland, Inc.  41,926                                          2,590
      Weyerhaeuser Co.  172,097                                           10,188
                                                                         -------
                                                                          68,780


                                                         See financial notes. 31

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PRODUCER GOODS & MANUFACTURING 4.8%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  55,900                                 5,880
      Avery Dennison Corp.  87,772                                         5,638
      Caterpillar, Inc.  271,101                                          21,073
      Cooper Industries Ltd., Class A  72,442                              3,978
      Deere & Co.  190,292                                                12,947
      Dover Corp.  157,706                                                 6,313
      Emerson Electric Co.  328,181                                       19,763
 =(1) General Electric Co.  7,972,970                                    238,790
      Honeywell International, Inc.  671,080                              23,206
      Illinois Tool Works, Inc.  242,165                                  20,877
      Ingersoll-Rand Co., Class A  136,964                                 8,841
      Johnson Controls, Inc.  147,168                                      8,074
    o Millipore Corp.  37,784                                              1,981
      Pall Corp.  96,974                                                   2,306
      Parker Hannifin Corp.  91,418                                        5,054
      Snap-On, Inc.  44,189                                                1,493
      W.W. Grainger, Inc.  72,199                                          3,783
                                                                         -------
                                                                         389,997
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.  292,277                                                       9,557
      CSX Corp.  167,740                                                   5,160
      Norfolk Southern Corp.  302,882                                      7,215
      Union Pacific Corp.  201,337                                        11,865
                                                                         -------
                                                                          33,797
      REAL PROPERTY 0.4%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A  72,500                                                 2,042
      Equity Office Properties Trust  314,006                              7,904
      Equity Residential  217,429                                          5,971
      Plum Creek Timber Co., Inc.  144,500                                 4,271
      ProLogis  142,400                                                    4,189
      Simon Property Group, Inc.  159,700                                  7,699
                                                                         -------
                                                                          32,076
      RETAIL 6.7%
      --------------------------------------------------------------------------
      Albertson's, Inc.  286,510                                           6,693
    o Autonation, Inc.  214,100                                            3,644
    o AutoZone, Inc.  68,977                                               6,040
    o Bed, Bath & Beyond, Inc.  234,687                                    8,712
      Best Buy Co., Inc.  255,472                                         13,859
    o Big Lots, Inc.  87,567                                               1,240
      Circuit City Stores, Inc.  158,574                                   1,852
    o Costco Wholesale Corp.  357,933                                     13,405
      CVS Corp.  311,627                                                  12,038
      Dillards, Inc., Class A  62,888                                      1,058
      Dollar General Corp.  260,124                                        4,880
      Family Dollar Stores, Inc.  132,990                                  4,274
      Federated Department Stores,
      Inc.  142,646                                                        6,990
      The Gap, Inc.  699,936                                              15,406
      Home Depot, Inc.  1,778,011                                         62,568
      J.C. Penney Co., Inc. Holding
      Co.  212,006                                                         7,179
    o Kohl's Corp.  267,771                                               11,190
    o Kroger Co.  581,385                                                 10,174
      Limited Brands, Inc.  363,498                                        7,503
      Lowe's Cos., Inc.  613,519                                          31,940
      The May Department Stores
      Co.  225,801                                                         6,955
      Nordstrom, Inc.  108,076                                             3,851
    o Office Depot, Inc.  243,533                                          4,264
      RadioShack Corp.  130,108                                            4,002
    o Safeway, Inc.  345,477                                               7,929
      Sears, Roebuck & Co.  174,110                                        6,973
    o Staples, Inc.  389,842                                              10,042
      Target Corp.  711,815                                               30,871
      Tiffany & Co.  113,553                                               4,429
      TJX Cos., Inc.  392,966                                              9,655
    o Toys 'R' Us, Inc.  166,616                                           2,574
 =(6) Wal-Mart Stores, Inc.  3,381,741                                   192,759
      Walgreen Co.  802,744                                               27,679
      Winn-Dixie Stores, Inc.  105,395                                       803
                                                                         -------
                                                                         543,431
      STEEL 0.1%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  60,584                                   619
      Nucor Corp.  62,905                                                  3,737


32 See financial notes.

SCHWAB S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      United States Steel Corp.  87,046                                    2,492
      Worthington Industries, Inc.  69,657                                 1,257
                                                                         -------
                                                                           8,105
      TELEPHONE 3.6%
      --------------------------------------------------------------------------
      Alltel Corp.  243,668                                               12,266
      AT&T Corp.  621,840                                                 10,665
    o AT&T Wireless Services, Inc.  2,134,931                             29,483
    o Avaya, Inc.  331,475                                                 4,535
      BellSouth Corp.  1,435,308                                          37,045
      CenturyTel, Inc.  113,133                                            3,267
    o Citizens Communications Co.  218,457                                 2,849
    o Nextel Communications, Inc.,
      Class A  860,271                                                    20,526
    o Qwest Communications International,
      Inc.  1,381,642                                                      5,554
      SBC Communications, Inc.  2,584,833                                 64,362
      Sprint Corp. (FON Group)  1,110,436                                 19,866
      Verizon Communications,
      Inc.  2,158,022                                                     81,444
                                                                         -------
                                                                         291,862
      TOBACCO 1.2%
      --------------------------------------------------------------------------
      Altria Group, Inc.  1,599,865                                       88,600
      R.J. Reynolds Tobacco Holdings,
      Inc.  67,900                                                         4,398
      UST, Inc.  127,974                                                   4,762
                                                                         -------
                                                                          97,760
      TRAVEL & RECREATION 0.6%
      --------------------------------------------------------------------------
      Brunswick Corp.  73,572                                              3,025
      Carnival Corp.  491,712                                             20,981
      Harrah's Entertainment, Inc.  86,097                                 4,579
      Hilton Hotels Corp.  296,097                                         5,179
      Marriott International, Inc., Class A  182,134                       8,589
      Starwood Hotels & Resorts
      Worldwide, Inc.  161,921                                             6,443
                                                                         -------
                                                                          48,796
      TRUCKING & FREIGHT 0.1%
      --------------------------------------------------------------------------
      Paccar, Inc.  134,955                                                7,620
      Ryder Systems, Inc.  50,813                                          1,869
                                                                         -------
                                                                           9,489
      UTILITIES: ELECTRIC & GAS 2.9%
      --------------------------------------------------------------------------
    o The AES Corp.  481,690                                               4,176
    o Allegheny Energy, Inc.  99,242                                       1,367
      Ameren Corp.  141,580                                                6,190
      American Electric Power Co.,
      Inc.  307,485                                                        9,360
    o Calpine Corp.  317,541                                               1,378
      Centerpoint Energy, Inc.  235,015                                    2,536
      Cinergy Corp.  140,058                                               5,314
    o CMS Energy Corp.  123,846                                            1,029
      Consolidated Edison, Inc.  175,470                                   7,231
      Constellation Energy Group,
      Inc.  132,786                                                        5,110
      Dominion Resources, Inc.  254,282                                   16,226
      DTE Energy Co.  134,383                                              5,244
      Duke Energy Corp.  708,612                                          14,923
    o Dynegy, Inc., Class A  291,051                                       1,153
      Edison International  255,377                                        5,976
      El Paso Corp.  502,325                                               3,521
      Entergy Corp.  178,608                                               9,752
      Exelon Corp.  258,396                                               17,297
      FirstEnergy Corp.  258,545                                          10,109
      FPL Group, Inc.  143,198                                             9,110
      KeySpan Corp.  126,365                                               4,568
      Kinder Morgan, Inc.  96,339                                          5,801
      Nicor, Inc.  35,789                                                  1,216
      NiSource, Inc.  204,355                                              4,120
      Peoples Energy Corp.  27,820                                         1,163
    o PG&E Corp.  328,320                                                  9,035
      Pinnacle West Capital Corp.  70,250                                  2,744
      PPL Corp.  138,648                                                   5,941
      Progress Energy, Inc.  193,355                                       8,270
      Public Service Enterprise
      Group, Inc.  185,439                                                 7,955
      Sempra Energy  178,781                                               5,676
      The Southern Co.  575,055                                           16,539
      TECO Energy, Inc.  142,669                                           1,816
      TXU Corp.  253,950                                                   8,670
      Williams Cos., Inc.  399,773                                         4,118
      Xcel Energy, Inc.  311,475                                           5,211
                                                                         -------
                                                                         229,845


                                                         See financial notes. 33

SCHWAB S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.1% of net assets

      Provident Institutional
      TempFund  7,072,638                                                 7,073

      SECURITY                                        FACE AMOUNT
         RATE, MATURITY DATE                          ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.0% of net assets

    = U.S. Treasury Bills,
         0.90%-0.92%, 06/17/04                               844            844

END OF INVESTMENTS.

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      8.2% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS  4.3%
      --------------------------------------------------------------------------
      American Express Credit Corp.
         1.07%, 05/13/04                                  16,235         16,235
      Bank of America
         1.05%, 09/20/04                                   9,486          9,486
      Canadian Imperial Bank Corp.
         1.72%, 05/25/05                                  18,682         18,678
         1.06%, 05/28/04                                  41,306         41,300
         1.04%, 01/31/05                                  35,113         35,108
      Concord Minutemen Capital
      Corp.
         1.04%, 05/20/04                                  20,215         20,198
      Credit Lyonnais
         1.08%, 09/30/04                                   5,490          5,490
      Crown Point Funding Corp.
         1.04%, 05/10/04                                  23,119         23,101
      Fairway Finance Corp.
         1.04%, 05/13/04                                     989            988
      Foreningssparbanken AB
         1.06%, 05/17/04                                  64,980         64,971
      General Electric Capital Corp.
         1.06%, 05/10/04                                  17,713         17,730
      Societe Generale
         1.14%, 05/03/04                                  11,658         11,655
      Svenska Handelsbanken
         1.39%, 10/27/04                                  19,082         19,080
      Westdeutsche Landesbank AG
         1.50%, 01/10/05                                  12,314         12,311
         1.05%, 09/23/04                                  18,694         18,690
         1.05%, 09/29/04                                  22,626         22,620
         1.05%, 10/12/04                                  11,613         11,612
                                                                        --------
                                                                        349,253

      SHORT-TERM INVESTMENT  0.5%
      --------------------------------------------------------------------------
      Deutche Bank, Time Deposit
         1.04%, 05/03/04                                  43,647         43,647

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES  3.4%
      --------------------------------------------------------------------------
      Institutional Money Market
         Trust  270,300,842                                             270,301

END OF COLLATERAL INVESTED FROM SECURITIES ON LOAN.


34 See financial notes.

SCHWAB S&P 500 FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $633,780 of securities on loan)                      $8,060,079 a
Collateral invested for securities on loan                            663,201
Receivables:
   Fund shares sold                                                     6,568
   Interest                                                                 7
   Dividends                                                            8,995
   Investments sold                                                    11,114
   Income from securities on loan                                          80
Prepaid expenses                                                 +        106
                                                                 -------------
TOTAL ASSETS                                                        8,750,150

LIABILITIES
------------------------------------------------------------------------------
Collateral invested for securities on loan                            663,201
Payables:
   Fund shares redeemed                                                 4,432
   Interest expense                                                         2
   Investments bought                                                  11,013
   Due to brokers for futures                                              72
   Investment adviser and administrator fees                               68
   Transfer agent and shareholder service fees                             44
Accrued expenses                                                 +        403
                                                                 -------------
TOTAL LIABILITIES                                                     679,235

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        8,750,150
TOTAL LIABILITIES                                                -    679,235
                                                                 -------------
NET ASSETS                                                         $8,070,915

NET ASSETS BY SOURCE
Capital received from investors                                     8,106,930
Net investment income not yet distributed                              34,390
Net realized capital losses                                          (743,692)
Net unrealized capital gains                                          673,287 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                   SHARES
SHARE CLASS            NET ASSETS      /      OUTSTANDING      =          NAV
Investor Shares        $3,799,523                 221,767              $17.13
Select Shares          $4,017,675                 233,799              $17.18
e.Shares                 $253,717                  14,806              $17.14

Unless stated, all numbers x 1,000.

a The fund paid $7,386,682 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                $366,220
    Sales/maturities         $144,385

  The fund's total security transactions with other SchwabFunds(R) during the period were $1,168.

b These derive from investments and futures. As of the report date, the fund had thirty-six open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate contract value of $9,955 and net unrealized losses of $110.

FEDERAL TAX DATA
----------------------------------------------------
PORTFOLIO COST                            $7,575,524

NET UNREALIZED GAINS AND LOSSES:
Gains                                     $1,787,522
Losses                                  + (1,302,967)
                                        ------------
                                            $484,555

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                              $80,917
Long-term capital gains                          $--

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                        Loss amount
   2008                                      $26,504
   2009                                       50,224
   2010                                      400,268
   2011                                 +     72,382
                                        ------------
                                            $549,378


                                                         See financial notes. 35

SCHWAB S&P 500 FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $66,060
Interest                                                                   44
Securities on loan                                                 +      627
                                                                   -----------
TOTAL INVESTMENT INCOME                                                66,731

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                              (112,970)
Net realized gains on futures contracts                            +      890
                                                                   -----------
NET REALIZED LOSSES                                                  (112,080)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                   512,732
Net unrealized losses on futures contracts                         +     (494)
                                                                   -----------
NET UNREALIZED GAINS                                                  512,238

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               6,845 a
Transfer agent and shareholder service fees:
   Investor Shares                                                      4,696 b
   Select Shares                                                        1,976 b
   e.Shares                                                               128 b
Trustees' fees                                                             26 c
Custodian fees                                                            101
Portfolio accounting fees                                                 553
Professional fees                                                          34
Registration fees                                                          81
Shareholder reports                                                       342
Interest expense                                                            7
Other expenses                                                     +       65
                                                                   -----------
Total expenses                                                         14,854
Expense reduction                                                  -    3,784 d
                                                                   -----------
NET EXPENSES                                                           11,070

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                66,731
NET EXPENSES                                                       -   11,070
                                                                   -----------
NET INVESTMENT INCOME                                                  55,661
NET REALIZED LOSSES                                                  (112,080) e
NET UNREALIZED GAINS                                               +  512,238 e
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                               $455,819

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.20% of the first
  $500 million and 0.17% of the assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, 0.05%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $878 from the investment adviser (CSIM) and $2,906 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, as follows:

                                % OF AVERAGE
  SHARE CLASS               DAILY NET ASSETS
  ------------------------------------------
  Investor Shares                       0.37
  Select Shares                         0.19
  e.Shares                              0.28

  This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $400,158.


36 See financial notes.

SCHWAB S&P 500 FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                            11/1/03-4/30/04  11/1/02-10/31/03
Net investment income                               $55,661           $99,392
Net realized losses                                (112,080)          (59,341)
Net unrealized gains                        +       512,238         1,201,943
                                            ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              455,819         1,241,994

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                      46,375            40,628
Select Shares                                        52,459            49,532
e.Shares                                    +         3,356             3,378
                                            ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME         $102,190           $93,538 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                                SHARES         VALUE     SHARES         VALUE
SHARES SOLD
Investor Shares                 28,062      $482,466     50,095      $730,445
Select Shares                   30,726       529,624     51,800       753,457
e.Shares                   +     2,097        36,208      4,668        67,061
                           ---------------------------------------------------
TOTAL SHARES SOLD               60,885    $1,048,298    106,563    $1,550,963

SHARES REINVESTED
Investor Shares                  2,680       $44,333      2,857       $39,062
Select Shares                    2,844        47,146      3,300        45,211
e.Shares                   +       182         3,018        224         3,062
                           ---------------------------------------------------
TOTAL SHARES REINVESTED          5,706       $94,497      6,381       $87,335

SHARES REDEEMED
Investor Shares                (23,530)    ($404,419)   (38,573)    ($558,964)
Select Shares                  (24,715)     (425,815)   (49,150)     (705,422)
e.Shares                   +    (2,480)      (42,659)    (5,869)      (84,347)
                           ---------------------------------------------------
TOTAL SHARES REDEEMED          (50,725)    ($872,893)   (93,592)  ($1,348,733) b

NET TRANSACTIONS IN
FUND SHARES                     15,866      $269,902     19,352      $289,565

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                               11/1/03-4/30/04             11/1/02-10/31/03
                             SHARES      NET ASSETS      SHARES    NET ASSETS
Beginning of period            454,506    $7,447,384    435,154    $6,009,363
Total increase           +      15,866       623,531     19,352     1,438,021 c
                         -----------------------------------------------------
END OF PERIOD                  470,372    $8,070,915    454,506    $7,447,384 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                        $93,538
  Long-term capital gains                    $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

                       CURRENT             PRIOR
                        PERIOD            PERIOD
   Investor Shares        $140              $236
   Select Shares           126               302
   e.Shares             +    7            +   22
                        ------            ------
TOTAL                     $273              $560

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $34,390 and $80,919 at the end of the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETTRACK PORTFOLIOS
   All Equity Portfolio                        2.5%
   Growth Portfolio                            1.8%
   Balanced Portfolio                          1.1%
   Conservative Portfolio                      0.5%


                                                         See financial notes. 37

SCHWAB 1000 FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-     11/1/98-
INVESTOR SHARES                                       4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  30.25        25.25        29.57        39.95        37.12        29.90
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.17         0.33         0.31         0.26         0.26         0.26
   Net realized and unrealized gains or losses           1.58         4.99        (4.36)      (10.40)        2.83         7.21
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.75         5.32        (4.05)      (10.14)        3.09         7.47

Less distributions:
   Dividends from net investment income                 (0.34)       (0.32)       (0.27)       (0.24)       (0.26)       (0.25)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        31.66        30.25        25.25        29.57        39.95        37.12
                                                      ------------------------------------------------------------------------------
Total return (%)                                         5.84 1      21.34       (13.87)      (25.50)        8.34        25.12

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.51 2       0.49         0.46         0.46         0.47 3       0.46
   Gross operating expenses                              0.51 2       0.51         0.52         0.51         0.51         0.51
   Net investment income                                 1.11 2       1.27         1.04         0.78         0.63         0.78
Portfolio turnover rate                                     3 1          5            9            8            9            3
Net assets, end of period ($ x 1,000,000)               4,226        3,974        3,223        3,852        5,083        4,925

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.46% if certain non-routine expenses (proxy fees) had not been included.


38 See Financial Notes.

SCHWAB 1000 FUND

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-     11/1/98-
SELECT SHARES                                         4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  30.27        25.26        29.58        39.98        37.16        29.93
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.20         0.37         0.35         0.31         0.29         0.30
   Net realized and unrealized gains or losses           1.57         4.99        (4.36)      (10.41)        2.84         7.22
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.77         5.36        (4.01)      (10.10)        3.13         7.52
Less distributions:
   Dividends from net investment income                 (0.38)       (0.35)       (0.31)       (0.30)       (0.31)       (0.29)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        31.66        30.27        25.26        29.58        39.98        37.16
                                                      ------------------------------------------------------------------------------
Total return (%)                                         5.89 1      21.52       (13.77)      (25.40)        8.46        25.29

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.36 2       0.35         0.35         0.35         0.36 3       0.35
   Gross operating expenses                              0.36 2       0.36         0.37         0.36         0.36         0.37
   Net investment income                                 1.26 2       1.41         1.15         0.89         0.74         0.89
Portfolio turnover rate                                     3 1          5            9            8            9            3
Net assets, end of period ($ x 1,000,000)               2,117        1,996        1,588        1,911        2,159        2,214

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 39

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

 ~  Security is valued at fair value (see Accounting Policies)

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 99.8%    COMMON STOCK                                  4,008,427     6,331,128
  0.1%    SHORT-TERM
          INVESTMENT                                        2,440         2,440
  0.0%    U.S. TREASURY
          OBLIGATIONS                                         364           365
--------------------------------------------------------------------------------
 99.9%    TOTAL INVESTMENTS                             4,011,231     6,333,933
 17.2%    COLLATERAL INVESTED
          FOR SECURITIES ON LOAN                        1,093,954     1,093,954
(17.1)%   OTHER ASSETS AND
          LIABILITIES, NET                                           (1,084,771)
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                            6,343,116

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.8% of net assets

      AEROSPACE / DEFENSE 1.5%
      --------------------------------------------------------------------------
      The Boeing Co.  453,182                                             19,346
      Crane Co.  31,950                                                      984
      General Dynamics Corp.  106,000                                      9,923
      Goodrich Corp.  62,992                                               1,814
    o L-3 Communications Holdings, Inc.  56,700                            3,501
      Lockheed Martin Corp.  243,784                                      11,628
      Northrop Grumman Corp.  100,297                                      9,954
      Raytheon Co.  225,200                                                7,265
      Rockwell Automation, Inc.  100,100                                   3,272
      Rockwell Collins, Inc.  94,900                                       3,061
      Textron, Inc.  72,900                                                4,023
      United Technologies Corp.  277,327                                  23,922
                                                                         -------
                                                                          98,693
      AIR TRANSPORTATION 1.0%
      --------------------------------------------------------------------------
    o AMR Corp.  85,500                                                      970
      FedEx Corp.  161,960                                                11,647
    o JetBlue Airways Corp.  54,500                                        1,509
      Sabre Holdings Corp.  77,000                                         1,816
      Southwest Airlines Co.  422,225                                      6,029
      United Parcel Service, Inc.,
      Class B  607,000                                                    42,581
                                                                         -------
                                                                          64,552
      ALCOHOLIC BEVERAGES 0.4%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  19,500                                    1,281
      Anheuser-Busch Cos., Inc.  439,000                                  22,494
      Brown-Forman Corp., Class B  64,956                                  3,044
    o Constellation Brands, Inc.,
      Class A  56,500                                                      1,872
                                                                         -------
                                                                          28,691
      APPAREL 0.4%
      --------------------------------------------------------------------------
    o Coach, Inc.  99,628                                                  4,244
      Jones Apparel Group, Inc.  67,700                                    2,478
      Liz Claiborne, Inc.  58,600                                          2,057
      Nike, Inc., Class B  142,700                                        10,267
      Reebok International Ltd.  31,600                                    1,149
    o Timberland Co., Class A  18,700                                      1,173
      VF Corp.  57,900                                                     2,673
                                                                         -------
                                                                          24,041
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
      --------------------------------------------------------------------------
    o American Axle & Manufacturing
      Holdings, Inc.  28,100                                               1,081
      ArvinMeritor, Inc.  36,800                                             761
      BorgWarner, Inc.  14,700                                             1,205
      Carlisle Cos., Inc.  16,600                                            984
      Cooper Tire & Rubber Co.  39,700                                       849


40 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Cummins, Inc.  22,600                                                1,352
      Dana Corp.  79,789                                                   1,609
      Danaher Corp.  82,300                                                7,614
      Delphi Corp.  300,600                                                3,066
      Donaldson Co., Inc.  46,600                                          1,278
      Eaton Corp.  81,400                                                  4,834
      Ford Motor Co.  986,570                                             15,154
      General Motors Corp.  302,734                                       14,356
      Gentex Corp.  41,200                                                 1,620
      Genuine Parts Co.  93,275                                            3,339
      Harley-Davidson, Inc.  164,500                                       9,265
      Lear Corp.  36,300                                                   2,200
    o Navistar International Corp.  36,800                                 1,662
      Oshkosh Truck Corp.  18,700                                            957
      Polaris Industries, Inc.   23,200                                      995
      Thor Industries, Inc.  30,800                                          858
                                                                         -------
                                                                          75,039
      BANKS 7.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  188,275                                            4,146
      Associated Banc-Corp.  39,325                                        1,610
      Bancorpsouth, Inc.  41,900                                             848
  (9) Bank of America Corp.  1,098,618                                    88,428
      Bank of Hawaii Corp.  29,950                                         1,309
      The Bank of New York Co., Inc.  416,900                             12,148
      Bank One Corp.  603,593                                             29,799
      Banknorth Group, Inc.  86,800                                        2,659
      BB&T Corp.  295,181                                                 10,181
      City National Corp.  26,300                                          1,621
      The Colonial BancGroup, Inc.  66,800                                 1,151
      Comerica, Inc.  93,974                                               4,852
      Commerce Bancorp, Inc. N.J.  40,600                                  2,315
      Commerce Bancshares, Inc.  36,690                                    1,647
      Compass Bancshares, Inc.  65,212                                     2,501
      Cullen/Frost Bankers, Inc.  27,900                                   1,208
      Doral Financial Corp.  57,900                                        1,899
      Fifth Third Bancorp  304,930                                        16,363
      First Horizon National Corp.  67,400                                 2,963
      First Midwest Bancorp, Inc. Illinois  24,900                           840
      FirstMerit Corp.  45,300                                             1,067
      FNB Corp.  24,740                                                      485
      Fulton Financial Corp.  58,087                                       1,197
      Greater Bay Bancorp  28,100                                            797
      Hibernia Corp., Class A  83,200                                      1,813
      Hudson City Bancorp, Inc.  102,400                                   3,461
      Hudson United Bancorp  24,100                                          861
      Huntington Bancshares, Inc.  122,735                                 2,626
      J.P. Morgan Chase & Co.  1,105,490                                  41,566
      KeyCorp, Inc.  226,746                                               6,734
      M&T Bank Corp.  64,301                                               5,466
      Marshall & Ilsley Corp.  121,370                                     4,463
      Mellon Financial Corp.  232,688                                      6,897
      Mercantile Bankshares Corp.  42,775                                  1,836
      National City Corp.  328,000                                        11,372
      National Commerce Financial
      Corp.  110,050                                                       2,926
      North Fork Bancorp., Inc.  81,300                                    3,018
      Northern Trust Corp.  118,150                                        4,995
      Park National Corp.  7,400                                             854
      Peoples Bank-Bridgeport  33,000                                      1,393
      PNC Financial Services Group,
      Inc.  148,830                                                        7,903
      Popular, Inc.  71,200                                                2,990
      Provident Financial Group, Inc.  26,300                              1,036
      Regions Financial Corp.  119,265                                     4,140
      Sky Financial Group, Inc.  49,530                                    1,184
      The South Financial Group, Inc.  31,700                                878
      SouthTrust Corp.  177,974                                            5,531
      State Street Corp.  181,200                                          8,843
      SunTrust Banks, Inc.  152,956                                       10,409
      Synovus Financial Corp.  161,962                                     3,866
      TCF Financial Corp.  38,000                                          1,883
      Trustmark Corp.  31,300                                                833
      U.S. Bancorp  1,031,253                                             26,441
      UCBH Holdings, Inc.  24,200                                            896
      Union Planters Corp.  101,100                                        2,811
      UnionBanCal Corp.  78,100                                            4,173
      Valley National Bancorp  52,919                                      1,368
      Wachovia Corp.  708,320                                             32,406


                                                         See financial notes. 41

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Wells Fargo & Co.  911,632                                          51,471
      Westamerica Bancorp.  17,600                                           855
      WestCorp., Inc.  27,300                                              1,204
      Whitney Holding Corp.  21,700                                          890
      Wilmington Trust Corp.  35,300                                       1,227
      Zions Bancorp.  48,300                                               2,730
                                                                         -------
                                                                         468,283
      BUSINESS MACHINES & SOFTWARE 8.2%
      --------------------------------------------------------------------------
    o 3Com Corp.  200,150                                                  1,233
      Adobe Systems, Inc.  125,500                                         5,188
    o Apple Computer, Inc.  198,800                                        5,115
    o Ascential Software Corp.  31,900                                       542
      Autodesk, Inc.  59,900                                               2,007
    o Avocent Corp.  25,200                                                  809
    o BEA Systems, Inc.  217,600                                           2,483
    o BMC Software, Inc.  121,300                                          2,098
    o Cisco Systems, Inc.  3,696,200                                      77,140
    o Compuware Corp.  206,100                                             1,577
    o Comverse Technology, Inc.  103,500                                   1,693
    o Dell, Inc.  1,379,400                                               47,879
      Diebold, Inc.  39,018                                                1,798
    o EMC Corp.  1,294,000                                                14,441
      Fair Isaac Corp.  38,925                                             1,313
    o Foundry Networks, Inc.  70,000                                         791
    o Gateway, Inc.  201,400                                                 971
      Hewlett-Packard Co.  1,642,040                                      32,348
      IKON Office Solutions, Inc.  78,600                                    875
    o Integrated Device Technology,
      Inc.  56,300                                                           757
      International Business Machines
      Corp.  914,300                                                      80,614
    o Juniper Networks, Inc.  208,700                                      4,566
    o Lexmark International, Inc.,
      Class A  69,000                                                      6,242
    o Maxtor Corp.  131,700                                                  857
      Microchip Technology, Inc.  111,200                                  3,116
 =(2) Microsoft Corp.  5,802,900                                         150,701
    o NCR Corp.  50,751                                                    2,268
    o Network Appliance, Inc.  185,000                                     3,445
    o Novell, Inc.  200,400                                                1,932
    o Oracle Corp.  2,816,014                                             31,596
    o Peregrine Systems, Inc.  2,104                                          42
      Pitney Bowes, Inc.  125,400                                          5,486
    o Sandisk Corp.  85,000                                                1,964
   ~o Seagate Escrow Security  126,560                                        36
    o Siebel Systems, Inc.  266,100                                        2,736
    o Storage Technology Corp.  59,400                                     1,560
    o Sun Microsystems, Inc.  1,757,600                                    6,855
    o Sybase, Inc.  51,900                                                   887
    o Tech Data Corp.  30,400                                              1,034
    o The Titan Corp.  43,700                                                839
      Total System Services, Inc.  105,500                                 2,342
    o Unisys Corp.  177,250                                                2,310
    o Xerox Corp.  424,750                                                 5,704
                                                                         -------
                                                                         518,190
      BUSINESS SERVICES 4.4%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  73,200                                                      3,550
    o Allied Waste Industries, Inc.  171,865                               2,164
    o Apollo Group, Inc., Class A  94,550                                  8,593
      Aramark Corp., Class B  53,800                                       1,539
      Automatic Data Processing,
      Inc.  316,800                                                       13,879
    o BearingPoint, Inc.  104,400                                          1,046
    o The BISYS Group, Inc.  63,500                                          921
    o Brocade Communications Systems,
      Inc.  138,200                                                          739
    o Career Education Corp.  53,700                                       3,437
      CDW Corp.  44,600                                                    2,787
    o Cendant Corp.  545,448                                              12,916
    o Ceridian Corp.  80,200                                               1,715
      Certegy, Inc.  34,800                                                1,245
    o Checkfree Corp.  42,800                                              1,286
    o ChoicePoint, Inc.  46,966                                            2,063
    o Cintas Corp.  91,700                                                 4,123
    o Citrix Systems, Inc.  88,000                                         1,676
    o Cognizant Technology Solutions
      Corp.  35,100                                                        1,519
      Computer Associates International,
      Inc.  312,579                                                        8,380


42 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Computer Sciences Corp.  100,496                                     4,111
    o Convergys Corp.  76,800                                              1,115
    o Copart, Inc.  47,700                                                   904
    o Corinthian Colleges, Inc.  47,400                                    1,451
    o Corporate Executive Board Co.  20,000                                1,033
      Deluxe Corp.  27,100                                                 1,120
    o DeVry, Inc.  37,600                                                  1,083
    o DST Systems, Inc.  44,800                                            1,978
    o Dun & Bradstreet Corp.  39,100                                       2,043
    o Earthlink, Inc.  85,700                                                789
    o eBay, Inc.  348,500                                                 27,817
    o Education Management Corp.  38,900                                   1,379
      Electronic Data Systems Corp.  257,600                               4,712
      Equifax, Inc.  74,700                                                1,831
      First Data Corp.  476,943                                           21,649
    o Fiserv, Inc.  103,889                                                3,798
      Friedman Billings Ramsey Group, Inc.,
      Class A  75,500                                                      1,397
    o Gartner, Inc., Class A  69,400                                         829
      Global Payments, Inc.  20,000                                          960
      GTECH Holdings Corp.  31,700                                         1,931
      H&R Block, Inc.  95,600                                              4,313
    o ICOS Corp.  33,800                                                   1,081
      IMS Health, Inc.  128,500                                            3,245
    o Interpublic Group of Cos., Inc.  222,350                             3,489
    o Intuit, Inc.  106,400                                                4,519
    o Invitrogen Corp.  27,500                                             1,986
    o Iron Mountain, Inc.  45,700                                          2,080
    o ITT Educational Services, Inc.  24,300                                 980
      Jack Henry & Associates, Inc.  47,900                                  871
    o Jacobs Engineering Group, Inc.  29,800                               1,243
    o Lamar Advertising Co.  46,600                                        1,913
      Manpower, Inc.  46,600                                               2,186
    o Mercury Interactive Corp.  48,200                                    2,051
    o Monster Worldwide, Inc.  60,500                                      1,549
      National Instruments Corp.  41,700                                   1,274
    o Network Associates, Inc.  86,600                                     1,358
      Omnicom Group, Inc.  103,900                                         8,261
      Paychex, Inc.  202,342                                               7,543
    o PeopleSoft, Inc.  201,106                                            3,395
    o Perot Systems Corp., Class A  59,700                                   795
    o Pixar, Inc.  29,600                                                  2,022
    o Polycom, Inc.  53,300                                                1,017
    o Red Hat, Inc.  94,600                                                2,148
      Republic Services, Inc.  84,900                                      2,447
      The Reynolds & Reynolds Co.,
      Class A  36,000                                                      1,028
    o Robert Half International, Inc.  91,800                              2,503
      The ServiceMaster Co.  158,400                                       1,921
    o Sirius Satellite Radio, Inc.  661,600                                2,183
    o Stericycle, Inc.  22,600                                             1,081
    o Sungard Data Systems, Inc.  154,200                                  4,020
    o Symantec Corp.  167,200                                              7,532
    o Synopsys, Inc.  83,400                                               2,229
    o VeriSign, Inc.  129,635                                              2,091
    o Veritas Software Corp.  231,279                                      6,168
      Viad Corp.  47,300                                                   1,181
      Waste Management, Inc.  314,375                                      8,928
    o WebMD Corp.  164,700                                                 1,448
    o Yahoo!, Inc.  357,606                                               18,045
                                                                         -------
                                                                         277,632
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  121,900                              6,072
      Airgas, Inc.  39,700                                                   879
    o Bio-Rad Laboratories, Inc.,
      Class A  13,600                                                        797
      Cabot Corp.  33,200                                                  1,122
    o Celgene Corp.  43,500                                                2,249
    o Cytec Industries, Inc.  21,000                                         826
      Dow Chemical Co.  500,752                                           19,875
      E.I. du Pont de Nemours &
      Co.  536,689                                                        23,051
      Eastman Chemical Co.  41,425                                         1,763
      Ecolab, Inc.  138,300                                                4,121
      Lubrizol Corp.  27,700                                                 881
      Lyondell Chemical Co.  94,900                                        1,552
    o Monsanto Co.  140,548                                                4,862
      PPG Industries, Inc.  91,100                                         5,403
      Praxair, Inc.  174,400                                               6,374
      Rohm & Haas Co.  119,414                                             4,631


                                                         See financial notes. 43

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RPM International, Inc.  62,100                                        936
      Sigma-Aldrich Corp.  37,100                                          2,101
      Valspar Corp.  27,100                                                1,346
                                                                         -------
                                                                          88,841
      CONSTRUCTION 0.7%
      --------------------------------------------------------------------------
      Centex Corp.  66,600                                                 3,194
      D.R. Horton, Inc.  126,433                                           3,641
      Florida Rock Industries, Inc.  23,100                                  919
      Fluor Corp.  44,100                                                  1,683
    o Hovnanian Enterprises, Inc.,
      Class A  32,400                                                      1,165
      KB Home  24,900                                                      1,716
      Lafarge North America, Inc.  37,000                                  1,637
      Lennar Corp., Class A  84,400                                        3,954
      Martin Marietta Materials, Inc.  26,200                              1,133
      Masco Corp.  248,400                                                 6,958
      MDC Holdings, Inc.  17,369                                           1,073
    o NVR, Inc.  3,900                                                     1,759
      Pulte Homes, Inc.  66,500                                            3,270
      The Ryland Group, Inc.  13,300                                       1,050
      The Sherwin-Williams Co.  78,100                                     2,972
      Standard-Pacific Corp.  17,700                                         893
      The Stanley Works  43,400                                            1,845
    o Toll Brothers, Inc.  39,200                                          1,551
      Vulcan Materials Co.  54,600                                         2,525
    o West Corp.  36,100                                                     882
                                                                         -------
                                                                          43,820
      CONSUMER DURABLES 0.3%
      --------------------------------------------------------------------------
      Black & Decker Corp.  41,650                                         2,410
      Ethan Allen Interiors, Inc.  20,000                                    832
      Furniture Brands International, Inc.  30,000                           844
      Hillenbrand Industries, Inc.  33,100                                 2,234
      Leggett & Platt, Inc.  103,000                                       2,328
      Maytag Corp.  42,050                                                 1,173
    o Mohawk Industries, Inc.  35,639                                      2,749
      Newell Rubbermaid, Inc.  147,209                                     3,480
    o United Rentals, Inc.  41,400                                           712
      Whirlpool Corp.  37,400                                              2,450
                                                                         -------
                                                                          19,212
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Ball Corp.  30,200                                                   1,993
      Bemis Co.  56,800                                                    1,534
    o Crown Holdings, Inc.  88,600                                           748
    o Owens-Illinois, Inc.  79,300                                         1,107
    o Pactiv Corp.  84,350                                                 1,936
    o Sealed Air Corp.  45,499                                             2,233
      Sonoco Products Co.  52,141                                          1,296
                                                                         -------
                                                                          10,847
      ELECTRONICS 5.3%
      --------------------------------------------------------------------------
    o Acxiom Corp.  45,600                                                 1,055
    o ADC Telecommunications, Inc.  431,800                                1,080
    o Adelphia Communications,
      Class A  75,707                                                         62
    o Advanced Fibre Communications,
      Inc.  46,700                                                           780
    o Advanced Micro Devices, Inc.  186,900                                2,658
    o Agere Systems, Inc., Class A  895,900                                2,025
    o Agilent Technologies, Inc.  257,000                                  6,942
    o Alliant Techsystems, Inc.  20,700                                    1,227
    o Altera Corp.  203,100                                                4,064
      American Power Conversion
      Corp.  106,600                                                       1,989
    o Amkor Technology, Inc.  93,300                                         754
    o Amphenol Corp., Class A  46,800                                      1,479
      Analog Devices, Inc.  199,000                                        8,477
    o Andrew Corp.  82,400                                                 1,397
    o Applied Materials, Inc.  904,000                                    16,480
    o Applied Micro Circuits Corp.  164,700                                  726
    o Arrow Electronics, Inc.  60,500                                      1,529
    o Atmel Corp.  252,900                                                 1,477
    o Avid Technology, Inc.  16,500                                          792
    o Avnet, Inc.  64,300                                                  1,391
      AVX Corp.  93,200                                                    1,323
    o Broadcom Corp., Class A  164,400                                     6,208
    o Cadence Design Systems,
      Inc.  141,050                                                        1,808
    o CIENA Corp.  254,200                                                 1,052
    o Cymer, Inc.  19,300                                                    617
    o Cypress Semiconductor Corp.  64,600                                    902
    o Emulex Corp.  44,500                                                   742
    o Energizer Holdings, Inc.  45,300                                     1,962


44 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Fairchild Semiconductor International,
      Inc., Class A  63,200                                                1,231
    o Getty Images, Inc.  30,300                                           1,654
      Harman International Industries,
      Inc.  35,200                                                         2,670
      Harris Corp.  35,800                                                 1,613
    o Integrated Circuit Systems, Inc.  38,600                               914
  (8) Intel Corp.  3,488,300                                              89,754
    o Interactive Data Corp.  49,800                                         833
    o International Rectifier Corp.  34,400                                1,364
      Intersil Corp., Class A  74,600                                      1,473
      ITT Industries, Inc.  49,400                                         3,917
    o Jabil Circuit, Inc.  107,100                                         2,826
    o JDS Uniphase Corp.  769,755                                          2,340
    o KLA-Tencor Corp.  104,400                                            4,350
    o Lam Research Corp.  69,900                                           1,548
      Linear Technology Corp.  169,500                                     6,039
    o LSI Logic Corp.  203,400                                             1,513
    o Lucent Technologies, Inc.  2,265,519                                 7,635
      Maxim Integrated Products, Inc.  178,229                             8,197
    o Micron Technology, Inc.  327,600                                     4,462
    o MKS Instruments, Inc.  27,800                                          534
      Molex, Inc.  102,121                                                 3,041
      Motorola, Inc.  1,252,586                                           22,860
    o National Semiconductor Corp.  96,700                                 3,944
    o Novellus Systems, Inc.  81,800                                       2,369
    o Nvidia Corp.  86,900                                                 1,785
    o Omnivision Technologies, Inc.  29,200                                  651
      PerkinElmer, Inc.  68,100                                            1,311
    o QLogic Corp.  50,700                                                 1,368
      Qualcomm, Inc.  431,100                                             26,927
    o Rambus, Inc.  52,600                                                   980
    o RF Micro Devices, Inc.  99,500                                         732
    o Sanmina-SCI Corp.  277,452                                           2,780
      Scientific-Atlanta, Inc.  81,400                                     2,637
    o Semtech Corp.  39,600                                                  832
    o Silicon Laboratories, Inc.  26,700                                   1,259
    o Solectron Corp.  448,400                                             2,197
      Symbol Technologies, Inc.  123,770                                   1,485
      Tektronix, Inc.  45,400                                              1,344
    o Tellabs, Inc.  223,900                                               1,955
    o Teradyne, Inc.  102,600                                              2,091
      Texas Instruments, Inc.  932,255                                    23,400
    o Thermo Electron Corp.  87,384                                        2,552
    o Varian Semiconductor Equipment
      Associates, Inc.  19,200                                               625
    o Vishay Intertechnology, Inc.  86,150                                 1,499
    o Waters Corp.  65,100                                                 2,809
    o Western Digital Corp.  110,500                                         893
    o Western Wireless Corp., Class A  45,400                                945
    o Xilinx, Inc.  185,600                                                6,242
    o Zebra Technologies Corp.,
      Class A  25,350                                                      1,858
                                                                         -------
                                                                         339,236
      ENERGY: RAW MATERIALS 1.4%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  134,680                                    7,216
      Apache Corp.  173,820                                                7,278
      Arch Coal, Inc.  28,300                                                866
      Baker Hughes, Inc.  181,520                                          6,658
    o BJ Services Co.  85,000                                              3,783
      Burlington Resources, Inc.  106,467                                  7,162
    o Cooper Cameron Corp.  28,900                                         1,397
      Devon Energy Corp.  126,716                                          7,755
      ENSCO International, Inc.  80,300                                    2,198
      EOG Resources, Inc.  61,800                                          3,044
    o FMC Technologies, Inc.  35,600                                         970
    o Forest Oil Corp.  28,700                                               753
    o Grant Prideco, Inc.  65,200                                            994
      Halliburton Co.  236,960                                             7,061
      Massey Energy Co.  40,500                                              949
    o Noble Corp.  71,800                                                  2,668
      Noble Energy, Inc.  30,500                                           1,406
      Occidental Petroleum Corp.  208,500                                  9,841
      Peabody Energy Corp.  33,100                                         1,552
    o Reliant Energy, Inc.  158,100                                        1,314
    o Rowan Cos., Inc.  56,000                                             1,249
    o Smith International, Inc.  53,800                                    2,946
      Tidewater, Inc.  32,500                                                917
    o Tom Brown, Inc.  24,500                                              1,173
      Valero Energy Corp.  68,488                                          4,367
    o Weatherford International Ltd.  69,900                               3,039
      Western Gas Resources, Inc.  17,900                                    975
                                                                         -------
                                                                          89,531


                                                         See financial notes. 45

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FOOD & AGRICULTURE 3.8%
      --------------------------------------------------------------------------
    o 7-Eleven, Inc.  59,900                                                 964
      Archer-Daniels-Midland Co.  346,836                                  6,090
      Campbell Soup Co.  220,200                                           6,084
      The Coca-Cola Co.  1,314,000                                        66,449
      Coca-Cola Enterprises, Inc.  244,100                                 6,591
      ConAgra Foods, Inc.  289,959                                         8,377
    o Dean Foods Co.  83,750                                               2,812
    o Del Monte Foods Co.  111,695                                         1,235
      General Mills, Inc.  202,250                                         9,860
      H.J. Heinz Co.  190,700                                              7,283
      Hershey Foods Corp.  69,700                                          6,196
      Hormel Foods Corp.  74,400                                           2,268
      The J.M. Smuckers Co.  26,800                                        1,402
      Kellogg Co.  220,900                                                 9,477
      Kraft Foods, Inc., Class A  150,100                                  4,940
      McCormick & Co., Inc.  74,500                                        2,545
      The Pepsi Bottling Group, Inc.  140,900                              4,124
      PepsiAmericas, Inc.  77,500                                          1,552
      PepsiCo, Inc.  919,060                                              50,080
    o Performance Food Group Co.  24,600                                     864
      Sara Lee Corp.  425,900                                              9,830
    o The Scotts Co., Class A  17,200                                      1,134
    o Smithfield Foods, Inc.  59,400                                       1,580
      Supervalu, Inc.  72,000                                              2,217
      Sysco Corp.  349,100                                                13,353
      Tootsie Roll Industries, Inc.  28,561                                  995
      Tyson Foods, Inc., Class A  188,082                                  3,525
      Wm. Wrigley Jr. Co.  122,500                                         7,558
                                                                         -------
                                                                         239,385
      GOLD 0.1%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  233,738                                        8,742

      HEALTHCARE / DRUGS & MEDICINE 13.1%
      --------------------------------------------------------------------------
      Abbott Laboratories  842,600                                        37,091
    o Accredo Health, Inc.  25,700                                           993
      Allergan, Inc.  69,900                                               6,155
      AmerisourceBergen Corp.  59,995                                      3,473
    o Amgen, Inc.  692,840                                                38,986
    o Amylin Pharmaceuticals, Inc.  50,200                                 1,124
    o Andrx Corp.  38,700                                                    885
    o Anthem, Inc.  74,100                                                 6,564
    o Apogent Technologies, Inc.  48,500                                   1,572
      Applied Biosystems Group -
      Applera Corp.  111,600                                               2,072
    o Barr Laboratories, Inc.  54,225                                      2,246
      Bausch & Lomb, Inc.  28,200                                          1,772
      Baxter International, Inc.  329,300                                 10,422
      Beckman Coulter, Inc.  33,000                                        1,843
      Becton Dickinson & Co.  136,300                                      6,890
    o Biogen Idec, Inc.  177,660                                          10,482
      Biomet, Inc.  137,100                                                5,415
    o Boston Scientific Corp.  441,384                                    18,181
      Bristol-Myers Squibb Co.  1,044,200                                 26,209
      C.R. Bard, Inc.  27,800                                              2,954
      Cardinal Health, Inc.  234,156                                      17,152
    o Caremark Rx, Inc.  239,356                                           8,102
    o Cephalon, Inc.  29,900                                               1,702
    o Charles River Laboratories International,
      Inc.  24,600                                                         1,132
    o Chiron Corp.  100,612                                                4,668
    o Community Health Systems, Inc.  52,900                               1,364
      Cooper Cos., Inc.  16,900                                              913
    o Covance, Inc.  33,300                                                1,124
    o Coventry Health Care, Inc.  48,300                                   2,021
    o Cytyc Corp.  58,900                                                  1,260
    o Dade Behring Holdings, Inc.  21,900                                  1,007
    o DaVita, Inc.  34,100                                                 1,743
      Dentsply International, Inc.  42,550                                 2,062
    o Edwards Lifesciences Corp.  31,700                                   1,092
      Eli Lilly & Co.  603,568                                            44,549
    o Endo Pharmaceutical Holdings,
      Inc.  70,700                                                         1,688
    o Express Scripts, Inc.  42,100                                        3,256
    o First Health Group Corp.  50,700                                       847
    o Forest Laboratories, Inc.  198,100                                  12,774
    o Gen-Probe, Inc.  25,800                                                860
    o Genzyme Corp.  120,200                                               5,236
    o Gilead Sciences, Inc.  115,100                                       7,002


46 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Guidant Corp.  168,772                                              10,634
      HCA, Inc.  267,772                                                  10,880
      Health Management Associates, Inc.,
      Class A  128,728                                                     2,977
    o Health Net, Inc.  60,900                                             1,549
    o Henry Schein, Inc.  23,400                                           1,649
    o Human Genome Sciences, Inc.  69,400                                    847
    o Humana, Inc.  86,500                                                 1,409
    o IDEXX Laboratories, Inc.  18,700                                     1,146
    o ImClone Systems, Inc.  40,300                                        2,695
    o Inamed Corp.  18,800                                                 1,106
    o IVAX Corp.  105,325                                                  2,243
 (10) Johnson & Johnson  1,593,520                                        86,098
    o King Pharmaceuticals, Inc.  129,266                                  2,230
    o Laboratory Corp. of America
      Holdings  80,300                                                     3,191
    o Lincare Holdings, Inc.  52,700                                       1,830
      Manor Care, Inc.  47,800                                             1,551
    o Martek Biosciences Corp.  14,800                                       940
      McKesson Corp.  156,228                                              5,134
    o Medco Health Solutions, Inc.  144,922                                5,130
      Medicis Pharmaceutical Corp.,
      Class A  29,400                                                      1,262
    o Medimmune, Inc.  132,750                                             3,218
      Medtronic, Inc.  654,100                                            33,006
      Merck & Co., Inc.  1,194,308                                        56,132
    o Millennium Pharmaceuticals,
      Inc.  161,620                                                        2,423
      Mylan Laboratories, Inc.  144,312                                    3,306
    o NBTY, Inc.  35,700                                                   1,327
    o Neurocrine Biosciences, Inc.  19,000                                 1,247
      Omnicare, Inc.  55,000                                               2,281
      Oxford Health Plans, Inc.  43,400                                    2,363
    o Pacificare Health Systems, Inc.  45,000                              1,609
    o Patterson Dental Co.  36,700                                         2,705
  (4) Pfizer, Inc.  4,099,512                                            146,599
    o Pharmaceutical Product Development,
      Inc.  30,100                                                           890
    o Pharmaceutical Resources, Inc.  18,300                                 738
    o Protein Design Labs, Inc.  50,300                                    1,231
    o Quest Diagnostics  55,700                                            4,698
    o Renal Care Group, Inc.  26,100                                       1,291
    o Respironics, Inc.  18,800                                              985
      Schering-Plough Corp.  790,600                                      13,227
      Select Medical Corp.  52,000                                           985
    o Sepracor, Inc.  45,600                                               2,180
    o St. Jude Medical, Inc.  94,500                                       7,207
    o Steris Corp.  37,300                                                   827
      Stryker Corp.  107,000                                              10,586
    o Techne Corp.  22,100                                                   861
    o Tenet Healthcare Corp.  249,409                                      2,933
    o Triad Hospitals, Inc.  40,500                                        1,377
      UnitedHealth Group, Inc.  337,592                                   20,755
      Universal Health Services,
      Class B  31,200                                                      1,370
      Valeant Pharmaceuticals
      International  44,600                                                1,030
    o Varian Medical Systems, Inc.  36,400                                 3,125
    o Watson Pharmaceuticals, Inc.  58,000                                 2,065
    o WellPoint Health Networks, Inc.  83,450                              9,321
      Wyeth  718,400                                                      27,350
    o Zimmer Holdings, Inc.  131,700                                      10,516
                                                                         -------
                                                                         833,148
      HOUSEHOLD PRODUCTS 2.2%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  47,250                                  2,228
      Avon Products, Inc.  126,400                                        10,618
      Church & Dwight Co., Inc.  21,700                                      975
      Clorox Co.  113,300                                                  5,867
      Colgate-Palmolive Co.  285,900                                      16,548
      The Estee Lauder Cos., Inc.,
      Class A  65,200                                                      2,980
      The Gillette Co.  544,810                                           22,294
      International Flavors & Fragrances,
      Inc.  50,200                                                         1,820
    = Procter & Gamble Co.  694,500                                       73,443
                                                                         -------
                                                                         136,773
      INSURANCE 4.9%
      --------------------------------------------------------------------------
      Aetna, Inc.  83,765                                                  6,932
      AFLAC, Inc.  277,000                                                11,698
    o Alleghany Corp.  4,020                                               1,055
    o Allmerica Financial Corp.  28,500                                      991
      The Allstate Corp.  379,348                                         17,412


                                                         See financial notes. 47

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      AMBAC Financial Group, Inc.  57,400                                  3,961
      American Financial Group, Inc.  39,200                               1,203
  (7) American International Group,
      Inc.  1,402,771                                                    100,509
      American National Insurance
      Co.  14,300                                                          1,348
      AON Corp.  168,312                                                   4,386
      Arthur J. Gallagher & Co.  48,400                                    1,560
      Brown & Brown, Inc.  36,900                                          1,439
      Chubb Corp.  102,700                                                 7,086
      CIGNA Corp.  75,300                                                  4,858
      Cincinnati Financial Corp.  90,420                                   3,706
    o CNA Financial Corp.  119,900                                         3,286
      Erie Indemnity Co., Class A  34,300                                  1,585
      Fidelity National Financial, Inc.  87,584                            3,206
      First American Corp.  42,000                                         1,139
      Hartford Financial Services Group,
      Inc.  156,700                                                        9,571
      HCC Insurance Holdings, Inc.  34,300                                 1,098
      Jefferson-Pilot Corp.  75,587                                        3,748
      Lincoln National Corp.  95,400                                       4,282
      Loews Corp.  99,400                                                  5,766
    o Markel Corp.  5,300                                                  1,553
      Marsh & McLennan Cos., Inc.  286,400                                12,917
      MBIA, Inc.  77,300                                                   4,552
      Mercury General Corp.  29,100                                        1,484
      Metlife, Inc.  409,800                                              14,138
      MGIC Investment Corp.  52,900                                        3,895
    o Mony Group, Inc.  25,400                                               786
      Nationwide Financial Services, Inc.,
      Class A  30,200                                                      1,039
      Odyssey Re Holdings Corp.  34,900                                      828
      Old Republic International Corp.  97,162                             2,256
      The PMI Group, Inc.  51,000                                          2,195
    o Principal Financial Group, Inc.  173,200                             6,114
      The Progressive Corp.  117,800                                      10,310
      Protective Life Corp.  36,900                                        1,327
      Prudential Financial, Inc.  291,900                                 12,826
      Radian Group, Inc.  50,300                                           2,339
      Reinsurance Group of America,
      Inc.  32,500                                                         1,262
      Safeco Corp.  74,300                                                 3,254
      St. Paul Cos., Inc.  356,822                                        14,512
      Stancorp Financial Group, Inc.  15,700                                 971
      Torchmark Corp.  60,700                                              3,159
      Transatlantic Holdings, Inc.  28,100                                 2,515
      Unitrin, Inc.  36,200                                                1,435
      UnumProvident Corp.  158,871                                         2,470
      W.R. Berkley Corp.  44,750                                           1,812
                                                                         -------
                                                                         311,774
      MEDIA 4.4%
      --------------------------------------------------------------------------
    o American Tower Corp., Class A  113,800                               1,417
      Belo Corp., Class A  61,400                                          1,748
    o Cablevision Systems Corp., NY Group,
      Class A  117,700                                                     2,569
      Clear Channel Communications,
      Inc.  332,129                                                       13,780
    o Comcast Corp., Class A  1,213,380                                   36,523
    o Cox Communications, Inc.,
      Class A  319,986                                                    10,460
    o The DIRECTV Group, Inc.  491,783                                     8,803
      Dow Jones & Co., Inc.  43,850                                        2,021
      The E.W. Scripps Co., Class A  43,375                                4,578
    o EchoStar Communications Corp.,
      Class A  132,000                                                     4,381
    o Emmis Communications Corp.,
      Class A  29,400                                                        688
    o Entercom Communications Corp.  27,500                                1,254
    o Fox Entertainment Group, Inc.,
      Class A  230,000                                                     6,406
      Gannett Co., Inc.  147,500                                          12,785
      Harte-Hanks, Inc.  46,900                                            1,124
    o InterActiveCorp  339,727                                            10,827
      John Wiley & Sons, Class A  33,100                                   1,013
      Knight-Ridder, Inc.  42,800                                          3,314
      Lee Enterprises, Inc.  24,000                                        1,147
      McClatchy Co., Class A  24,700                                       1,754
      The McGraw-Hill Cos., Inc.  104,750                                  8,261
      Media General, Inc., Class A  12,700                                   913
      Meredith Corp.  27,000                                               1,375
    o Metro-Goldwyn-Mayer, Inc.  132,655                                   2,788
      New York Times Co., Class A  79,826                                  3,657
    o PanAmSat Corp.  80,600                                               1,860
      R.R. Donnelley & Sons Co.  115,400                                   3,395


48 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Radio One, Inc., Class A  56,200                                     1,072
    o Time Warner, Inc.  2,446,330                                        41,147
      Tribune Co.  177,600                                                 8,504
    o Univision Communications, Inc.,
      Class A  172,910                                                     5,853
    o Valassis Communications, Inc.  28,000                                  865
      Viacom, Inc., Class B  942,279                                      36,419
      The Walt Disney Co.  1,101,121                                      25,359
      Washington Post, Class B  5,200                                      4,784
    o Westwood One, Inc.  53,600                                           1,583
    o XM Satellite Radio Holdings, Inc.,
      Class A  97,200                                                      2,329
                                                                         -------
                                                                         276,756
      MISCELLANEOUS 0.6%
      --------------------------------------------------------------------------
      3M Co.  420,900                                                     36,399

      MISCELLANEOUS FINANCE 8.5%
      --------------------------------------------------------------------------
      A.G. Edwards, Inc.  42,143                                           1,542
    o Affiliated Managers Group, Inc.  17,250                                840
      Allied Capital Corp.  68,500                                         1,625
      American Capital Strategies Ltd.  34,700                               911
      American Express Co.  693,900                                       33,966
    o AmeriCredit Corp.  84,000                                            1,362
    o Ameritrade Holding Corp.  226,600                                    2,774
      Astoria Financial Corp.  42,500                                      1,463
      The Bear Stearns Cos., Inc.  55,771                                  4,469
    o Berkshire Hathaway, Inc., Class A  620                              57,902
    o BOK Financial Corp.  30,686                                          1,199
      Capital One Financial Corp.  125,850                                 8,247
    / The Charles Schwab Corp.  730,497                                    7,517
      Charter One Financial, Inc.  119,404                                 3,984
      Chicago Mercantile Exchange  17,700                                  2,076
      CIT Group, Inc.  114,500                                             3,935
  (5) Citigroup, Inc.  2,769,201                                         133,171
      Countrywide Financial Corp.  148,119                                 8,783
    o E*TRADE Group, Inc.  196,400                                         2,231
      Eaton Vance Corp.  36,900                                            1,347
      Fannie Mae  523,200                                                 35,954
      Federated Investors, Inc.,
      Class B  58,250                                                      1,712
      Franklin Resources, Inc.  136,600                                    7,490
      Freddie Mac  369,900                                                21,602
      Golden West Financial Corp.  81,400                                  8,556
      Goldman Sachs Group, Inc.  260,300                                  25,184
      GreenPoint Financial Corp.  71,500                                   2,788
      Independence Community Bank
      Corp.  44,000                                                        1,603
      IndyMac Bancorp, Inc.  29,900                                          962
      International Bancshares Corp.  20,800                               1,109
      Investors Financial Services Corp.  35,100                           1,364
      Janus Capital Group, Inc.  129,200                                   1,964
      Jefferies Group, Inc.  29,200                                          996
    o Knight Trading Group, Inc.  61,500                                     715
      Legg Mason, Inc.  35,600                                             3,277
      Lehman Brothers Holdings, Inc.  147,570                             10,832
      Leucadia National Corp.  37,300                                      1,838
      MBNA Corp.  689,280                                                 16,805
      Merrill Lynch & Co., Inc.  522,600                                  28,341
      Moody's Corp.  79,900                                                5,154
      Morgan Stanley  589,910                                             30,315
      New York Community Bancorp,
      Inc.  145,182                                                        3,640
      Nuveen Investments, Inc., Class A  49,800                            1,276
    o Providian Financial Corp.  155,700                                   1,889
      Raymond James Financial, Inc.  39,150                                  983
      SEI Investments Co.  56,500                                          1,668
      SLM Corp.  243,750                                                   9,338
      Sovereign Bancorp., Inc.  164,100                                    3,279
      Student Loan Corp.  10,800                                           1,529
      T. Rowe Price Group, Inc.  66,700                                    3,420
      Waddell & Reed Financial, Inc.,
      Class A  44,200                                                        983
      Washington Federal, Inc.  41,229                                       963
      Washington Mutual, Inc.  484,410                                    19,081
      Webster Financial Corp.  24,500                                      1,066
      Wesco Financial Corp.  3,900                                         1,546
                                                                         -------
                                                                         538,566
      NON-DURABLES & ENTERTAINMENT 1.3%
      --------------------------------------------------------------------------
    o Activision, Inc.  71,400                                             1,075
      Applebee's International, Inc.  29,450                               1,142
    o Brinker International, Inc.  51,800                                  1,992
      CBRL Group, Inc.  26,600                                               999
    o The Cheesecake Factory  27,650                                       1,171


                                                         See financial notes. 49

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Darden Restaurants, Inc.  88,450                                     2,004
    o Electronic Arts, Inc.  161,700                                       8,185
      Fortune Brands, Inc.  78,200                                         5,963
      Hasbro, Inc.  93,687                                                 1,770
      International Game Technology  187,700                               7,084
      International Speedway Corp.,
      Class A  28,500                                                      1,201
    o Krispy Kreme Doughnuts, Inc.  32,300                                 1,050
      Lancaster Colony Corp.  19,200                                         793
    o Marvel Enterprises, Inc.  58,050                                     1,102
      Mattel, Inc.  230,520                                                3,910
      McDonald's Corp.  682,800                                           18,593
      Outback Steakhouse, Inc.  40,175                                     1,765
      Regis Corp.  23,500                                                  1,020
      Ruby Tuesday, Inc.  34,800                                           1,041
    o Service Corp. International  161,700                                 1,195
    o Starbucks Corp.  211,700                                             8,227
      Wendy's International, Inc.  61,200                                  2,387
    o Yum! Brands, Inc.  157,720                                           6,118
                                                                         -------
                                                                          79,787
      NON-FERROUS METALS 0.3%
      --------------------------------------------------------------------------
      Alcoa, Inc.  466,295                                                14,339
      Engelhard Corp.  67,387                                              1,957
      Freeport-McMoran Copper & Gold,
      Inc.,Class B  92,394                                                 2,818
    o Phelps Dodge Corp.  50,000                                           3,291
                                                                         -------
                                                                          22,405
      OIL: DOMESTIC 1.2%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  48,200                                           3,428
      Ashland, Inc.  36,900                                                1,768
      Chesapeake Energy Corp.  127,400                                     1,752
      ConocoPhillips  367,178                                             26,180
      Consol Energy, Inc.  48,200                                          1,380
      Diamond Offshore Drilling, Inc.  70,000                              1,579
      Kerr-McGee Corp.  54,002                                             2,642
      Marathon Oil Corp.  183,000                                          6,141
      Murphy Oil Corp.  49,340                                             3,380
    o Nabors Industries Ltd.  78,700                                       3,491
    o National-Oilwell, Inc.  45,700                                       1,276
    o Newfield Exploration Co.  30,100                                     1,586
      Patina Oil & Gas Corp.  36,800                                       1,023
    o Patterson-UTI Energy, Inc.  43,500                                   1,574
    o Pioneer Natural Resources Co.  63,400                                2,074
      Pogo Producing Co.  34,200                                           1,687
    o Pride International, Inc.  72,800                                    1,228
      Sunoco, Inc.  41,500                                                 2,610
    o Ultra Petroleum Corp.  39,900                                        1,310
      Unocal Corp.  138,834                                                5,004
    o Varco International, Inc.  52,400                                    1,084
    o Westport Resources Corp.  36,200                                     1,239
      XTO Energy, Inc.  123,666                                            3,302
                                                                         -------
                                                                          76,738
      OIL: INTERNATIONAL 3.2%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  575,346                                        52,644
  (3) Exxon Mobil Corp.  3,525,230                                       149,999
                                                                         -------
                                                                         202,643
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Corning, Inc.  716,041                                               7,898
      Eastman Kodak Co.  153,700                                           3,964
    o Ingram Micro, Inc., Class A  81,200                                    970
                                                                         -------
                                                                          12,832
      PAPER & FOREST PRODUCTS 0.8%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  46,400                                          1,565
      Bowater, Inc.  29,800                                                1,250
      Georgia-Pacific Corp.  136,388                                       4,787
      International Paper Co.  259,645                                    10,469
      Kimberly-Clark Corp.  269,360                                       17,630
    o Louisiana-Pacific Corp.  56,900                                      1,342


50 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MeadWestvaco Corp.  107,653                                          2,815
      Packaging Corp. of America  56,600                                   1,244
      Rayonier, Inc.  26,196                                               1,022
    o Smurfit-Stone Container Corp.  132,600                               2,279
      Temple-Inland, Inc.  29,200                                          1,804
      Weyerhaeuser Co.  119,900                                            7,098
                                                                         -------
                                                                          53,305
      PRODUCER GOODS & MANUFACTURING 4.6%
      --------------------------------------------------------------------------
    o AGCO Corp.  47,500                                                     914
    o American Standard Cos., Inc.  39,100                                 4,113
      Ametek, Inc.  36,000                                                   954
      Avery Dennison Corp.  59,300                                         3,809
      Blyth, Inc.  24,500                                                    797
      Briggs & Stratton Corp.  11,900                                        833
      Caterpillar, Inc.  188,200                                          14,629
      Cooper Industries Ltd., Class A  50,100                              2,751
      Deere & Co.  130,700                                                 8,893
      Dover Corp.  108,700                                                 4,351
      Emerson Electric Co.  227,700                                       13,712
      Fastenal Co.  40,800                                                 2,239
    o Fisher Scientific International,
      Inc.  33,700                                                         1,973
 =(1) General Electric Co.  5,480,300                                    164,135
      Graco, Inc.  37,050                                                  1,045
      Harsco Corp.  22,000                                                   958
      Herman Miller, Inc.  39,200                                          1,030
      HON Industries, Inc.  31,300                                         1,158
      Honeywell International, Inc.  464,363                              16,058
      Hubbell, Inc., Class B  32,138                                       1,444
      Illinois Tool Works, Inc.  167,242                                  14,418
      Ingersoll-Rand Co., Class A  93,100                                  6,010
      Johnson Controls, Inc.  101,400                                      5,563
    o Millipore Corp.  26,100                                              1,368
      Pall Corp.  67,133                                                   1,596
      Parker Hannifin Corp.  63,575                                        3,515
      Pentair, Inc.  26,400                                                1,573
      Precision Castparts Corp.  33,300                                    1,499
      Roper Industries, Inc.  19,200                                         932
      Snap-On, Inc.  31,350                                                1,059
    o SPX Corp.  40,800                                                    1,810
      Teleflex, Inc.  21,300                                                 972
      The Timken Co.  47,800                                               1,054
      W.W. Grainger, Inc.  48,900                                          2,562
      York International Corp.  21,500                                       843
                                                                         -------
                                                                         290,570
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.  199,053                                                       6,509
      CSX Corp.  114,900                                                   3,535
      Norfolk Southern Corp.  209,500                                      4,990
      Union Pacific Corp.  138,861                                         8,183
                                                                         -------
                                                                          23,217
      REAL PROPERTY 1.4%
      --------------------------------------------------------------------------
      AMB Property Corp.  43,900                                           1,330
      Annaly Mortgage Management,
      Inc.  61,400                                                         1,062
      Apartment Investment & Management
      Co., Class A  50,600                                                 1,425
      Archstone-Smith Trust  102,500                                       2,812
      Arden Realty, Inc.  34,500                                             974
      AvalonBay Communities, Inc.  38,200                                  1,896
      Boston Properties, Inc.  56,700                                      2,665
      BRE Properties, Class A  26,900                                        853
      Camden Property Trust  21,200                                          897
      CarrAmerica Realty Corp.  28,200                                       804
    o Catellus Development Corp.  55,398                                   1,194
      CBL & Associates Properties,
      Inc.  16,300                                                           819
      Centerpoint Properties Trust  12,400                                   894
      Chelsea Property Group, Inc.  23,400                                 1,193
      Cousins Properties, Inc.  26,100                                       734
      Crescent Real Estate Equity Co.  53,300                                825
      Developers Diversified Realty
      Corp.  46,400                                                        1,520
      Duke Realty Corp.  73,000                                            2,129
      Equity Office Properties Trust  214,400                              5,396
      Equity Residential  147,800                                          4,059
      Essex Property Trust, Inc.  12,300                                     750


                                                         See financial notes. 51

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Federal Realty Investment Trust  26,400                                979
      Forest City Enterprises, Inc.,
      Class A  26,750                                                      1,403
      General Growth Properties, Inc.  115,300                             3,126
      Health Care Property Investors,
      Inc.  69,600                                                         1,663
      Health Care Real Estate Investment
      Trust, Inc.  26,500                                                    846
      Healthcare Realty Trust, Inc.  23,000                                  825
      Hospitality Properties Trust  35,900                                 1,403
    o Host Marriott Corp.  171,300                                         2,038
      iStar Financial, Inc.  57,800                                        2,054
      Kimco Realty Corp.  59,300                                           2,534
      Liberty Property Trust  42,900                                       1,568
      The Macerich Co.  31,000                                             1,298
      Mack-Cali Realty Corp.  31,200                                       1,165
      The Mills Corp.  25,900                                              1,052
      New Plan Excel Realty Trust  52,500                                  1,178
      Pan Pacific Retail Properties,
      Inc.  21,700                                                           953
      Plum Creek Timber Co., Inc.  98,200                                  2,903
      ProLogis  96,608                                                     2,842
      Public Storage, Inc.  68,100                                         2,846
      Realty Income Corp.  20,400                                            780
      Regency Centers Corp.  32,100                                        1,217
      The Rouse Co.  55,100                                                2,386
      Shurgard Storage Centers, Inc.,
      Class A  24,500                                                        816
      Simon Property Group, Inc.  109,800                                  5,293
      SL Green Realty Corp.  21,300                                          869
      The St. Joe Co.  40,800                                              1,599
      Thornburg Mortgage, Inc.  38,700                                     1,002
      Trizec Properties, Inc.  81,000                                      1,160
      United Dominion Realty Trust, Inc.  68,100                           1,222
      Ventas, Inc.  43,000                                                   950
      Vornado Realty Trust  64,200                                         3,239
      Weingarten Realty Investment  43,950                                 1,271
                                                                         -------
                                                                          88,711
      RETAIL 6.6%
      --------------------------------------------------------------------------
    o 99 Cents Only Stores  38,766                                           766
    o Abercrombie & Fitch Co.,
      Class A  51,800                                                      1,629
    o Advance Auto Parts, Inc.  39,300                                     1,696
      Albertson's, Inc.  196,742                                           4,596
    o Amazon.com, Inc.  217,100                                            9,435
    o AnnTaylor Stores Corp.  24,300                                         985
    o Autonation, Inc.  147,500                                            2,510
    o AutoZone, Inc.  47,600                                               4,168
    o Barnes & Noble, Inc.  35,800                                         1,069
    o Bed, Bath & Beyond, Inc.  158,800                                    5,895
      Best Buy Co., Inc.  175,550                                          9,524
    o Big Lots, Inc.  62,800                                                 889
    o BJ's Wholesale Club, Inc.  37,500                                      909
      Borders Group, Inc.  41,600                                            997
    o Carmax, Inc.  55,600                                                 1,441
    o Chico's FAS, Inc.  46,800                                            1,906
      Circuit City Stores, Inc.  112,400                                   1,313
      Claire's Stores, Inc.  52,500                                        1,070
    o Costco Wholesale Corp.  247,508                                      9,269
      CVS Corp.  213,814                                                   8,260
      Dollar General Corp.  180,869                                        3,393
    o Dollar Tree Stores, Inc.  61,800                                     1,666
      Family Dollar Stores, Inc.  92,400                                   2,970
      Federated Department Stores,
      Inc.  96,900                                                         4,748
      Foot Locker, Inc.  76,900                                            1,846
      The Gap, Inc.  482,500                                              10,620
      Home Depot, Inc.  1,226,397                                         43,157
      J.C. Penney Co., Inc. Holding
      Co.  146,500                                                         4,960
    o Kohl's Corp.  184,300                                                7,702
    o Kroger Co.  401,630                                                  7,029
      Limited Brands, Inc.  250,568                                        5,172
      Lowe's Cos., Inc.  423,800                                          22,063
      The May Department Stores
      Co.  154,750                                                         4,766
      Michaels Stores, Inc.  35,900                                        1,796
    o The Neiman Marcus Group, Inc.,
      Class A  26,200                                                      1,274
      Nordstrom, Inc.  73,700                                              2,626
    o O'Reilly Automotive, Inc.  29,200                                    1,311
    o Office Depot, Inc.  168,048                                          2,943
    o Pacific Sunwear of California  42,000                                  902
      PETsMART, Inc.  76,800                                               2,127
      Pier 1 Imports, Inc.  47,800                                           988


52 See financial notes.

SCHWAB 1000 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RadioShack Corp.  88,132                                             2,711
    o Rent-A-Center, Inc.  45,750                                          1,339
    o Rite Aid Corp.  276,900                                              1,357
      Ross Stores, Inc.  81,600                                            2,489
    o Safeway, Inc.  237,180                                               5,443
    o Saks, Inc.  73,640                                                   1,060
      Sears, Roebuck & Co.  119,900                                        4,802
    o Staples, Inc.  265,560                                               6,841
      Talbots, Inc.  30,400                                                1,062
      Target Corp.  490,900                                               21,290
      Tiffany & Co.  78,600                                                3,065
      TJX Cos., Inc.  269,900                                              6,631
    o Toys 'R' Us, Inc.  114,580                                           1,770
    o Urban Outfitters, Inc.  21,300                                         983
 =(6) Wal-Mart Stores, Inc.  2,325,700                                   132,565
      Walgreen Co.  551,900                                               19,030
      Whole Foods Market, Inc.  32,200                                     2,576
    o Williams-Sonoma, Inc.  62,700                                        2,036
                                                                         -------
                                                                         419,436
      STEEL 0.1%
      --------------------------------------------------------------------------
      Nucor Corp.  41,900                                                  2,489
      United States Steel Corp.  60,860                                    1,742
      Worthington Industries, Inc.  46,100                                   832
                                                                         -------
                                                                           5,063
      TELEPHONE 3.6%
      --------------------------------------------------------------------------
      Adtran, Inc.  42,500                                                 1,042
      Alltel Corp.  169,367                                                8,526
      AT&T Corp.  425,617                                                  7,299
    o AT&T Wireless Services, Inc.  1,461,621                             20,185
    o Avaya, Inc.  223,600                                                 3,059
      BellSouth Corp.  983,400                                            25,382
      CenturyTel, Inc.  77,287                                             2,232
    o Citizens Communications Co.  152,518                                 1,989
    o Crown Castle International
      Corp.  118,000                                                       1,646
    o Level 3 Communications, Inc.  363,200                                1,028
    o Liberty Media Corp., Class A  1,449,300                             15,855
    o Nextel Communications, Inc.,
      Class A  591,800                                                    14,120
    o Nextel Partners, Inc., Class A  98,000                               1,308
    o NTL, Inc.  46,700                                                    2,651
    o Qwest Communications International,
      Inc.  948,647                                                        3,814
      SBC Communications, Inc.  1,776,628                                 44,238
    o Sonus Networks, Inc.  131,200                                          499
      Sprint Corp. (FON Group)  764,529                                   13,677
      Telephone & Data Systems, Inc.  30,900                               2,038
    o U.S. Cellular Corp.  46,100                                          1,580
      Verizon Communications, Inc.  1,487,393                             56,134
                                                                         -------
                                                                         228,302
      TOBACCO 1.1%
      --------------------------------------------------------------------------
      Altria Group, Inc.  1,100,300                                       60,935
      R.J. Reynolds Tobacco Holdings,
      Inc.  45,300                                                         2,934
      UST, Inc.  88,900                                                    3,308
                                                                         -------
                                                                          67,177
      TRAVEL & RECREATION 0.4%
      --------------------------------------------------------------------------
      Brunswick Corp.  49,100                                              2,019
    o Caesars Entertainment, Inc.  162,600                                 2,154
      Harrah's Entertainment, Inc.  59,200                                 3,148
      Hilton Hotels Corp.  203,467                                         3,559
      Mandalay Resort Group  34,900                                        2,005
      Marriott International, Inc.,
      Class A  124,000                                                     5,848
    o MGM MIRAGE  77,700                                                   3,559
      Starwood Hotels & Resorts Worldwide,
      Inc.  108,400                                                        4,313
      Station Casinos, Inc.  32,200                                        1,452
                                                                         -------
                                                                          28,057
      TRUCKING & FREIGHT 0.2%
      --------------------------------------------------------------------------
      C.H. Robinson Worldwide, Inc.  45,200                                1,855
      CNF, Inc.  26,700                                                      976
      Expeditors International Washington,
      Inc.  56,400                                                         2,267
    o J.B. Hunt Transport Services, Inc.  43,000                           1,361
      Paccar, Inc.  93,870                                                 5,300
      Ryder Systems, Inc.  34,500                                          1,269
    o Swift Transportation Co., Inc.  44,900                                 760
      Werner Enterprises, Inc.  42,800                                       856
    o Yellow Roadway Corp.  25,300                                           861
                                                                         -------
                                                                          15,505


                                                         See financial notes. 53

SCHWAB 1000 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      UTILITIES: ELECTRIC & GAS 3.0%
      --------------------------------------------------------------------------
    o The AES Corp.  334,106                                               2,897
      AGL Resources, Inc.  34,500                                            987
    o Allegheny Energy, Inc.  68,200                                         940
      Allete, Inc.  46,700                                                 1,613
      Alliant Energy Corp.  59,300                                         1,474
      Ameren Corp.  97,730                                                 4,273
      American Electric Power Co., Inc.  213,820                           6,509
      Aqua America, Inc.  49,675                                           1,016
    o Calpine Corp.  221,700                                                 962
      Centerpoint Energy, Inc.  164,217                                    1,772
      Cinergy Corp.  95,465                                                3,622
      Consolidated Edison, Inc.  120,900                                   4,982
      Constellation Energy Group, Inc.  89,750                             3,454
      Dominion Resources, Inc.  176,016                                   11,232
      DPL, Inc.  67,892                                                    1,196
      DTE Energy Co.  90,183                                               3,519
      Duke Energy Corp.  488,762                                          10,293
    o Dynegy, Inc., Class A  202,300                                         801
      Edison International  174,700                                        4,088
      El Paso Corp.  344,646                                               2,416
      Energen Corp.  19,400                                                  802
      Energy East Corp.  78,384                                            1,846
      Entergy Corp.  122,821                                               6,706
      Equitable Resources, Inc.  33,400                                    1,569
      Exelon Corp.  177,387                                               11,874
      FirstEnergy Corp.  176,898                                           6,917
      FPL Group, Inc.  100,600                                             6,400
      Great Plains Energy, Inc.  37,200                                    1,161
      Hawaiian Electric Industries, Inc.  20,200                           1,005
      KeySpan Corp.  85,334                                                3,085
      Kinder Morgan, Inc.  66,200                                          3,986
      MDU Resources Group, Inc.  60,800                                    1,362
      National Fuel Gas Co.  43,700                                        1,070
      Nicor, Inc.  23,700                                                    806
      NiSource, Inc.  140,880                                              2,840
      Northeast Utilities, Inc.  71,800                                    1,318
      NSTAR  28,400                                                        1,375
      OGE Energy Corp.  46,700                                             1,123
      Oneok, Inc.  54,800                                                  1,148
      Peoples Energy Corp.  19,700                                           823
      Pepco Holdings, Inc.  92,025                                         1,743
    o PG&E Corp.  222,458                                                  6,122
      Piedmont Natural Gas Co.  20,300                                       822
      Pinnacle West Capital Corp.  49,000                                  1,914
      PPL Corp.  95,220                                                    4,080
      Progress Energy, Inc.  131,400                                       5,620
      Public Service Enterprise Group, Inc.  126,100                       5,410
      Puget Energy, Inc.  50,600                                           1,111
      Questar Corp.  44,600                                                1,582
      SCANA Corp.  59,500                                                  2,047
      Sempra Energy  121,438                                               3,856
      The Southern Co.  394,700                                           11,352
      TECO Energy, Inc.  100,800                                           1,283
      TXU Corp.  173,712                                                   5,931
      Vectren Corp.  40,600                                                  980
      Westar Energy, Inc.  38,900                                            794
      Williams Cos., Inc.  277,909                                         2,862
      Wisconsin Energy Corp.  63,200                                       1,984
      WPS Resources Corp.  19,500                                            893
      Xcel Energy, Inc.  214,035                                           3,581
                                                                         -------
                                                                         189,229

      SHORT-TERM INVESTMENT
      0.1% of net assets

      Provident Institutional
      TempFund  2,440,442                                                  2,440

      SECURITY                                        FACE AMOUNT
          RATE, MATURITY DATE                         ($ x 1,000)

      U.S. TREASURY OBLIGATIONS
      0.0% of net assets

    = U.S. Treasury Bills,
          0.80%-0.92%, 06/17/04                               365            365

END OF INVESTMENTS.


54 See financial notes.

SCHWAB 1000 FUND

      SECURITY                                        FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      17.2% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 9.3%
      --------------------------------------------------------------------------
      American Express Credit Corp.
         1.07%, 05/13/04                                   15,081         15,081
      Bank of America
         1.05%, 09/20/04                                   34,844         34,844
      Canadian Imperial Bank Corp.
         1.72%, 05/25/05                                   59,330         59,317
         1.06%, 05/28/04                                   22,647         22,644
         1.04%, 01/31/05                                   23,854         23,851
      Concord Minutemen Capital Corp.
         1.04%, 05/20/04                                   29,100         29,076
      Credit Lyonnais
         1.08%, 09/30/04                                   26,570         26,570
      Crown Point Funding Corp.
         1.04%, 05/10/04                                   30,543         30,518
      Fairway Finance Corp.
         1.04%, 05/13/04                                   15,834         15,821
      Foreningssparbanken AB
         1.06%, 05/17/04                                   69,930         69,919
      General Electric Capital Corp.
         1.06%, 05/10/04                                   45,492         45,535
      Societe Generale
         1.14%, 05/03/04                                   56,681         56,670
      Svenska Handelsbanken
         1.39%, 10/27/04                                   47,558         47,554
      Westdeutsche Landesbank AG
         1.50%, 01/10/05                                   44,907         44,894
         1.05%, 09/23/04                                   22,032         22,028
         1.05%, 09/29/04                                   24,167         24,161
         1.05%, 10/12/04                                   22,273         22,271
                                                                         -------
                                                                         590,754

      SHORT-TERM INVESTMENT 1.1%
      --------------------------------------------------------------------------
      Deutche Bank, Time Deposit
         1.04%, 05/03/04                                   71,116         71,116

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 6.8%
      --------------------------------------------------------------------------
      Institutional Money Market
         Trust 432,083,687                                               432,084

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                         See financial notes. 55

SCHWAB 1000 FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value
   (including $1,043,194 of securities on loan)                      $6,333,933 a
Collateral invested for securities on loan                            1,093,954
Receivables:
   Fund shares sold                                                       4,533
   Interest                                                                   2
   Dividends                                                              6,726
   Investments sold                                                       6,920
   Income from securities on loan                                           110
Prepaid expenses                                                  +          87
                                                                  -------------
TOTAL ASSETS                                                          7,446,265

LIABILITIES
--------------------------------------------------------------------------------
Collateral invested for securities on loan                            1,093,954
Payables:
   Fund shares redeemed                                                   3,798
   Interest expense                                                           6
   Investments bought                                                     4,875
   Due to brokers for futures                                                44
   Investment adviser and administrator fees                                 79
   Transfer agent and shareholder service fees                               70
Accrued expenses                                                  +         323
                                                                  -------------
TOTAL LIABILITIES                                                     1,103,149

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          7,446,265
TOTAL LIABILITIES                                                 -   1,103,149
                                                                  -------------
NET ASSETS                                                           $6,343,116

NET ASSETS BY SOURCE
Capital received from investors                                       4,555,863
Net investment income not yet distributed                                21,736
Net realized capital losses                                            (557,080)
Net unrealized capital gains                                          2,322,597 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                         SHARES
SHARE CLASS                      NET ASSETS    /    OUTSTANDING   =         NAV
Investor Shares                  $4,226,208             133,484          $31.66
Select Shares                    $2,116,908              66,865          $31.66

  Unless stated, all numbers x 1,000.

a The fund paid $4,011,231 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases           $260,245
    Sales/maturities    $201,813

  The fund's total security transactions with other SchwabFunds(R) during the period were $52,421.

b These derive from investments and futures. As of the report date, the fund had twenty-two open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate contract value of $6,084 and net unrealized losses of $105.

FEDERAL TAX DATA
------------------------------------------------
PORTFOLIO COST                       $4,032,324

NET UNREALIZED GAINS AND LOSSES:
Gains                                $2,723,801
Losses                             +   (422,192)
                                   -------------
                                     $2,301,609

AS OF OCTOBER 31, 2003:

NET UNDISTRIBUTED EARNINGS:
Ordinary income                         $55,588
Long-term capital gains                     $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                   Loss amount
   2004                                    $844
   2005                                   2,606
   2006                                     650
   2007                                  11,853
   2009                                  97,811
   2010                                 250,410
   2011                            +    164,078
                                   -------------
                                       $528,252


56 See financial notes.

SCHWAB 1000 FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                               $50,145
Interest                                                                     26
Securities on loan                                                 +        728
                                                                   -------------
TOTAL INVESTMENT INCOME                                                  50,899

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (8,357)
Net realized gains on futures contracts                            +        315
                                                                   -------------
NET REALIZED LOSSES                                                      (8,042)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                     320,766
Net unrealized losses on futures contracts                         +       (211)
                                                                   -------------
NET UNREALIZED GAINS                                                    320,555

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 7,147 a
Transfer agent and shareholder service fees:
   Investor Shares                                                        5,262 b
   Select Shares                                                          1,054 b
Trustees' fees                                                               18 c
Custodian fees                                                               78
Portfolio accounting fees                                                   434
Professional fees                                                            33
Registration fees                                                            61
Shareholder reports                                                         317
Interest expense                                                              1
Other expenses                                                     +         25
                                                                   -------------
Total expenses                                                           14,430
Expense reduction                                                  -          6 d
                                                                   -------------
NET EXPENSES                                                             14,424

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  50,899
NET EXPENSES                                                       -     14,424
                                                                   -------------
NET INVESTMENT INCOME                                                    36,475
NET REALIZED LOSSES                                                      (8,042) e
NET UNREALIZED GAINS                                               +    320,555 e
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $348,988

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, as follows:

                         % OF AVERAGE
  SHARE CLASS        DAILY NET ASSETS
-------------------------------------
  Investor Shares                0.51
  Select Shares                  0.36

  This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $312,513.


                                                         See financial notes. 57

SCHWAB 1000 FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/03-4/30/04   11/1/02-10/31/03

Net investment income                                $36,475            $68,476
Net realized losses                                   (8,042)          (168,829)
Net unrealized gains                         +       320,555          1,141,148
                                             -----------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                      348,988          1,040,795

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                       45,314             40,944
Select Shares                                +        25,058             22,368
                                             -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $70,372            $63,312 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                                SHARES         VALUE      SHARES          VALUE
SHARES SOLD
Investor Shares                 12,379      $393,686      23,357       $623,574
Select Shares               +    6,203       197,356      14,563        384,508
                            ----------------------------------------------------
TOTAL SHARES SOLD               18,582      $591,042      37,920     $1,008,082

SHARES REINVESTED
Investor Shares                  1,365       $41,809       1,516        $38,050
Select Shares               +      698        21,363         766         19,200
                            ----------------------------------------------------
TOTAL SHARES REINVESTED          2,063       $63,172       2,282        $57,250

SHARES REDEEMED
Investor Shares                (11,617)    ($369,823)    (21,127)     ($560,404)
Select Shares               +  (5,969)      (189,524)    (12,277)      (323,765)
                            ----------------------------------------------------
TOTAL SHARES REDEEMED          (17,586)    ($559,347)    (33,404)     ($884,169) b

NET TRANSACTIONS
IN FUND SHARES                   3,059       $94,867       6,798       $181,163

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                                SHARES    NET ASSETS      SHARES     NET ASSETS
Beginning of period            197,290    $5,969,633     190,492     $4,810,987
Total increase              +    3,059       373,483       6,798      1,158,646 c
                            ----------------------------------------------------
END OF PERIOD                  200,349    $6,343,116     197,290     $5,969,633 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income             $63,312
  Long-term capital gains         $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                $129
  Select Shares               +    44
                              --------
  TOTAL                          $173
  PRIOR PERIOD:
  Investor Shares                $222
  Select Shares               +   163
                              --------
  TOTAL                          $385

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $21,736 and $55,633 at the end of the current period and prior period, respectively.


58 See financial notes.

SCHWAB SMALL-CAP INDEX FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-     11/1/98-
INVESTOR SHARES                                       4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  18.22        13.27        15.98        21.06        17.41        15.39
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.06         0.11         0.13         0.07         0.07         0.06
   Net realized and unrealized gains or losses           0.68         4.98        (2.17)       (2.76)        3.62         2.89
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.74         5.09        (2.04)       (2.69)        3.69         2.95
Less distributions:
   Dividends from net investment income                 (0.11)       (0.14)       (0.09)       (0.08)       (0.04)       (0.06)
   Distributions from net realized gains                   --           --        (0.58)       (2.31)          --        (0.87)
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.11)       (0.14)       (0.67)       (2.39)       (0.04)       (0.93)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        18.85        18.22        13.27        15.98        21.06        17.41
                                                      ------------------------------------------------------------------------------
Total return (%)                                         4.07 1      38.72       (13.66)      (13.66)       21.22        19.96

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.59 2       0.56         0.49         0.49         0.50 3       0.49
   Gross operating expenses                              0.59 2       0.60         0.60         0.61         0.66         0.79
   Net investment income                                 0.62 2       0.74         0.77         0.49         0.44         0.33
Portfolio turnover rate                                    36 1         34           44           49           54           41
Net assets, end of period ($ x 1,000,000)                 889          886          722          804          803          452

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 59

SCHWAB SMALL-CAP INDEX FUND

FINANCIAL HIGHLIGHTS

                                                            11/1/03-    11/1/02-    11/1/01-    11/1/00-     11/1/99-     11/1/98-
SELECT SHARES                                               4/30/04*    10/31/03    10/31/02    10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value at beginning of period                       18.25        13.28       16.00       21.09       17.44        15.41
                                                           -------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                      0.08         0.14        0.14        0.11        0.11         0.07
   Net realized and unrealized gains or losses                0.68         4.99       (2.18)      (2.78)       3.61         2.90
                                                           -------------------------------------------------------------------------
   Total income or loss from investment operations            0.76         5.13       (2.04)      (2.67)       3.72         2.97
Less distributions:
   Dividends from net investment income                      (0.14)       (0.16)      (0.10)      (0.11)      (0.07)       (0.07)
   Distributions from net realized gains                        --           --       (0.58)      (2.31)         --        (0.87)
                                                           -------------------------------------------------------------------------
   Total distributions                                       (0.14)       (0.16)      (0.68)      (2.42)      (0.07)       (0.94)
                                                           -------------------------------------------------------------------------
Net asset value at end of period                             18.87        18.25       13.28       16.00       21.09        17.44
                                                           -------------------------------------------------------------------------
Total return (%)                                              4.14 1      39.02      (13.62)     (13.56)      21.37        20.14

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                     0.42 2       0.41        0.38        0.38        0.39 3       0.38
   Gross operating expenses                                   0.44 2       0.45        0.45        0.46        0.51         0.65
   Net investment income                                      0.78 2       0.89        0.88        0.60        0.55         0.44
Portfolio turnover rate                                         36 1         34          44          49          54           41
Net assets, end of period ($ x 1,000,000)                      780          759         638         727         757          447

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.38% if certain non-routine expenses (proxy fees) had not been included.


60 See financial notes.

SCHWAB SMALL-CAP INDEX FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

 =  Collateral for open futures contracts

 ~  Security is valued at fair
    value (see Accounting Policies)

                                                            COST        VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
99.8%     COMMON STOCK                                   1,514,938    1,664,651
 0.1%     SHORT-TERM
          INVESTMENT                                         1,234        1,234
 0.0%     U.S. TREASURY OBLIGATION                             100          100
--------------------------------------------------------------------------------
99.9%     TOTAL INVESTMENTS                              1,516,272    1,665,985
 6.1%     COLLATERAL INVESTED
          FOR SECURITIES ON LOAN                           102,582      102,582
(6.0)%    OTHER ASSETS AND
          LIABILITIES, NET                                             (100,210)
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                            1,668,357


                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.8% of net assets

      AEROSPACE / DEFENSE 0.9%
      --------------------------------------------------------------------------
    o Armor Holdings, Inc.  67,800                                         2,240
    o DRS Technologies, Inc.  64,900                                       1,833
      EDO Corp.  48,900                                                    1,110
    = Engineered Support Systems,
      Inc.  62,150                                                         3,022
    o ESCO Technologies, Inc.  29,800                                      1,439
    o Esterline Technologies Corp.  52,100                                 1,290
      GenCorp, Inc.  109,000                                               1,157
    o Teledyne Technologies, Inc.  79,800                                  1,515
    o Veeco Instruments, Inc.  70,570                                      1,605
                                                                         -------
                                                                          15,211
      AIR TRANSPORTATION 1.1%
      --------------------------------------------------------------------------
    o AAR Corp.  79,000                                                      802
    o AirTran Holdings, Inc.  202,800                                      2,476
    o Alaska Air Group, Inc.  64,300                                       1,423
    o America West Holdings Corp.,
      Class B  86,800                                                        859
    o Atlantic Coast Airlines Holdings,
      Inc.  112,300                                                          736
    o Aviall, Inc.  78,200                                                 1,294
    o Continental Airlines, Inc.,
      Class B  160,300                                                     1,709
    o EGL, Inc.  115,300                                                   2,138
    o ExpressJet Holdings, Inc.  130,600                                   1,661
    o Frontier Airlines, Inc.  87,200                                        792
    o Mesa Air Group, Inc.  78,100                                           552
    o Northwest Airlines Corp.,
      Class A  209,400                                                     1,968
      SkyWest, Inc.  139,300                                               2,535
                                                                         -------
                                                                          18,945
      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
    o The Robert Mondavi Corp., Class A  24,400                              878

      APPAREL 1.6%
      --------------------------------------------------------------------------
    o Aeropostale, Inc.  136,350                                           2,998
      Brown Shoe Co., Inc.  42,700                                         1,562
      The Buckle, Inc.  50,850                                             1,389
      K-Swiss, Inc., Class A  85,300                                       1,664
      Kellwood Co.  64,200                                                 2,533
      Kenneth Cole Productions, Inc.,
      Class A  48,550                                                      1,679
      Oxford Industries, Inc.  38,100                                      1,485
      Phillips-Van Heusen Corp.  75,200                                    1,359
    o Quiksilver, Inc.  135,200                                            2,925
      Russell Corp.  78,300                                                1,302
    o Stage Stores, Inc.  45,700                                           1,794
      Stride Rite Corp.  97,300                                            1,044
    o The Warnaco Group, Inc.  110,000                                     2,104
      Wolverine World Wide, Inc.  95,400                                   2,565
                                                                         -------
                                                                          26,403
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.8%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B  70,300                                    2,102
      Arctic Cat, Inc.  50,000                                             1,188


                                                         See financial notes. 61

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bandag, Inc.  45,700                                                 1,990
    o CSK Auto Corp.  113,100                                              2,088
    o Fleetwood Enterprises, Inc.  93,200                                  1,351
    o Group 1 Automotive, Inc.  54,200                                     1,873
    o Keystone Automotive Industries,
      Inc.  37,200                                                           964
      Lithia Motors, Inc., Class A  36,400                                   940
      Modine Manufacturing Co.  82,700                                     2,274
    o Monaco Coach Corp.  70,000                                           1,825
      Sonic Automotive, Inc.  69,800                                       1,738
      Superior Industries International,
      Inc.  64,300                                                         2,191
    o TBC Corp.  52,500                                                    1,467
    o Tower Automotive, Inc.  139,600                                        715
=o(3) United Defense Industries, Inc.  125,200                             4,338
      Winnebago Industries, Inc.  79,800                                   2,301
                                                                         -------
                                                                          29,345
      BANKS 6.6%
      --------------------------------------------------------------------------
      Alabama National Bancorp  35,900                                     1,832
      Anchor Bancorp Wisconsin, Inc.  55,300                               1,343
      BancFirst Corp.  19,300                                              1,062
      BankAtlantic Bancorp, Inc.,
      Class A  132,100                                                     2,067
      Boston Private Financial
      Holdings, Inc.  64,100                                               1,494
      Brookline Bancorp, Inc.  143,800                                     2,036
      Capital City Bank Group, Inc.  32,750                                1,269
      Capitol Bancorp Ltd.  33,800                                           845
      Chemical Financial Corp.  56,687                                     1,942
      City Holding Co.  41,200                                             1,261
      Community Bank System, Inc.  64,400                                  1,310
      Community Banks, Inc.  30,135                                          925
      Community First Bankshares, Inc.  91,100                             2,932
      Community Trust Bancorp, Inc.  33,300                                  972
      Corus Bankshares, Inc.  67,500                                       2,548
      Dime Community Bancshares, Inc.  93,175                              1,593
      First Charter Corp.  71,400                                          1,474
      First Commonwealth Financial
      Corp.  145,100                                                       2,047
      First Federal Capital Corp.  55,400                                  1,420
      First Financial Bancorp  107,030                                     1,822
      First Financial Bancshares, Inc.  36,831                             1,516
      First Merchants Corp.  45,730                                        1,067
      First Niagra Financial Group, Inc.  202,777                          2,555
      First Republic Bank  34,500                                          1,314
      Firstfed America Bancorp, Inc.  45,400                               1,112
    o FirstFed Financial Corp.  40,100                                     1,621
      Frontier Financial Corp.  44,800                                     1,485
      Gold Banc Corp., Inc.  95,100                                        1,556
      Hancock Holding Co.  73,434                                          2,050
      Harbor Florida Bancshares, Inc.  57,000                              1,580
      Harleysville National Corp.  58,993                                  1,542
      Independent Bank Corp.  36,200                                         976
      Integra Bank Corp.  42,870                                             881
      Irwin Financial Corp.  67,500                                        1,596
    = MAF Bancorp., Inc.  79,725                                           3,257
      Main Street Banks, Inc.  46,900                                      1,266
      Mid-State Bancshares  56,800                                         1,277
      Midwest Banc Holdings, Inc.  43,300                                    985
      Movie Gallery, Inc.  78,700                                          1,528
      National Penn Bancshares, Inc.  59,010                               1,774
      NBT Bancorp., Inc.  79,400                                           1,661
      Net.B@nk, Inc.  113,600                                              1,226
      Oriental Financial Group  48,615                                     1,387
      PFF Bancorp, Inc.  41,100                                            1,539
      PrivateBancorp, Inc.  24,400                                         1,350
      Prosperity Bancshares, Inc.  50,700                                  1,175
      Provident Bankshares Corp.  58,694                                   1,653
      Republic Bancorp, Inc.  155,162                                      2,019
      Riggs National Corp.  70,900                                         1,283
      S&T Bancorp, Inc.  63,400                                            1,802
    o S1 Corp.  170,900                                                    1,377
      Sandy Spring Bancorp, Inc.  35,800                                   1,281
      Simmons First National Corp.,
      Class A  34,900                                                        907
    = Southwest Bancorp of Texas
      Inc.  82,700                                                         3,363
      Sterling Bancorp  37,000                                             1,022
      Sterling Bancshares, Inc.  106,950                                   1,359
    o Sterling Financial Corp.  49,500                                     1,634
      Suffolk Bancorp  27,100                                                892
      Susquehanna Bancshares, Inc.  96,675                                 2,262
      Texas Regional Bancshares, Inc.,
      Class A  71,419                                                      3,015
      Tompkins Trustco, Inc.  20,200                                         958
      The Trust Co. of New Jersey  43,500                                  1,610


62 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
      Trustco Bank Corp.  179,220                                           2,260
      UMB Financial Corp.  51,793                                           2,601
      Umpqua Holdings Corp.  68,400                                         1,296
      United Community Financial
      Corp.  67,200                                                           825
      Unizan Financial Corp.  53,600                                        1,305
      USB Holding Co., Inc.  48,100                                         1,013
      WesBanco, Inc.  47,000                                                1,340
      Wintrust Financial Corp.  46,800                                      2,223
                                                                          -------
                                                                          110,770
      BUSINESS MACHINES & SOFTWARE 2.3%
      ---------------------------------------------------------------------------
    o Adaptec, Inc.  263,000                                                2,057
    o Advanced Digital Information
      Corp.  155,600                                                        1,643
      Analogic Corp.  31,400                                                1,487
   =o Arbitron, Inc.  73,200                                                2,727
    o Artesyn Technologies, Inc.  96,000                                      884
      Black Box Corp.  42,500                                               2,165
    o Borland Software Corp.  195,400                                       1,612
    o Cray, Inc.  179,400                                                   1,112
    o Enterasys Networks, Inc.  513,600                                     1,079
    o FindWhat.com  53,000                                                  1,068
    o Imagistics International, Inc.  39,500                                1,599
    o Intergraph Corp.  87,221                                              2,199
    o InterVoice, Inc.  84,800                                              1,056
    o Interwoven, Inc.  99,050                                                831
    o Invision Technologies, Inc.  39,900                                   1,982
      Landamerica Financial Group, Inc.  44,100                             1,817
    o LTX Corp.  145,100                                                    1,586
    o McData Corp., Class A  286,000                                        1,524
    o Micromuse, Inc.  189,300                                              1,270
    o MICROS Systems, Inc.  43,000                                          1,886
    o Omnicell, Inc.  57,800                                                  797
    o PalmOne, Inc.  112,200                                                1,831
    o PTEK Holdings, Inc.  139,600                                          1,420
    o Scansource, Inc.  30,600                                              1,690
    o Zhone Technologies, Inc.  188,000                                       636
                                                                          -------
                                                                           37,958
      BUSINESS SERVICES 14.8%
      ---------------------------------------------------------------------------
    o Century Business Services, Inc.  204,415                                844
      ABM Industries, Inc.  118,400                                         2,186
    o Administaff, Inc.  63,900                                             1,118
    o Advent Software, Inc.  79,000                                         1,476
    o The Advisory Board Co.  37,400                                        1,294
      Advo, Inc.  72,650                                                    2,281
    o Agile Software Corp.  128,400                                           969
    o Alderwoods Group, Inc.  99,100                                        1,217
    o Altiris, Inc.  63,400                                                 1,604
    o American Management Systems,
      Inc.  103,000                                                         1,989
    o American Superconductor Corp.  67,400                                   851
    o AMN Healthcare Services, Inc.  69,633                                 1,134
    o Ansys, Inc.  36,200                                                   1,341
    o aQuantive, Inc.  148,700                                              1,494
    o Ariba, Inc.  657,200                                                  1,452
 o(6) Ask Jeeves, Inc.  113,300                                             4,019
    o Aspen Technology, Inc.  99,600                                          647
    o At Road, Inc.  129,600                                                1,091
    o Barra, Inc.  46,000                                                   1,879
      Bowne & Co., Inc.  81,700                                             1,383
    o Bright Horizons Family Solutions,
      Inc.  32,300                                                          1,433
   =o CACI International, Inc., Class A  69,700                             3,171
    o Catalina Marketing Corp.  125,900                                     2,087
      CDI Corp.  46,900                                                     1,513
    o Cell Genesys, Inc.  98,200                                            1,085
   =o Cerner Corp.  85,800                                                  3,674
    o Ciber, Inc.  145,100                                                  1,270
    o Clarent Corp.  105,200                                                    3
    o Connetics Corp.  79,000                                               1,537
    o CoStar Group, Inc.  43,500                                            1,715
    o Cross Country Healthcare, Inc.  76,900                                1,268
    o CSG Systems International, Inc.  127,700                              2,144
    o CuraGen Corp.  123,100                                                  714
    o Dendrite International, Inc.  97,950                                  1,679
    o Digital Insight Corp.  82,200                                         1,586
    o Digital River, Inc.  77,300                                           1,991
    o Digitas, Inc.  152,800                                                1,514
    o Diversa Corp.  106,600                                                1,015
    o Dot Hill Systems Corp.  107,300                                         805
    o E.piphany, Inc.  184,300                                                807
    o Echelon Corp.  99,800                                                 1,088
    o Eclipsys Corp.  113,700                                               1,604


                                                         See financial notes. 63

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
    o eFunds Corp.  114,700                                                 1,842
    o Embarcadero Technologies, Inc.  66,000                                  852
    o Encysive Pharmaceuticals, Inc.  126,600                               1,272
    o Epicor Software Corp.  106,400                                        1,363
    o eResearch Technology, Inc.  81,400                                    2,562
    o Euronet Worldwide, Inc.  66,800                                       1,298
    o Exelixis, Inc.  172,200                                               1,565
    o Exult, Inc.  262,100                                                  1,601
    o F5 Networks, Inc.  81,800                                             2,078
    o FileNet Corp.  91,100                                                 2,502
    o Forrester Research, Inc.  53,200                                        923
    o FTI Consulting, Inc.  101,900                                         1,676
      G&K Services, Inc., Class A  49,850                                   1,889
    o Global Imaging Systems, Inc.  53,700                                  1,859
      Grey Global Group, Inc.  3,120                                        2,262
    o Harris Interactive, Inc.  139,100                                     1,014
    o Heidrick & Struggles International,
      Inc.  45,300                                                          1,125
    o Hewitt Associates, Inc., Class A  73,200                              2,263
    o Identix, Inc.  207,432                                                1,319
    o IDT Corp.  49,400                                                       918
    o IDX Systems Corp.  68,100                                             2,159
    o InFocus Corp.  97,900                                                   800
    o Informatica Corp.  205,300                                            1,486
    o Infospace, Inc.  75,850                                               2,480
    o infoUSA, Inc.  129,500                                                1,177
    o Internap Network Services
      Corp.  595,400                                                        1,000
    o Internet Security Systems  121,300                                    1,612
    o JDA Software Group, Inc.  71,800                                        943
      John H. Harland Co.  67,600                                           2,083
    o Keane, Inc.  154,200                                                  2,190
    o Korn/Ferry International  90,700                                      1,359
    o Kroll, Inc.  101,600                                                  3,011
    o Labor Ready, Inc.  100,300                                            1,268
    o Lionbridge Technologies, Inc.  114,300                                1,031
   =o Macrovision Corp.  119,200                                            2,007
    o Magma Design Automation, Inc.  80,500                                 1,501
    o Manhattan Associates, Inc.  72,300                                    1,943
    o Mantech International Corp.,
      Class A  77,200                                                       1,938
    o Manugistics Group, Inc.  187,300                                      1,013
    o MAXIMUS, Inc.  51,700                                                 1,810
    o Mentor Graphics Corp.  164,500                                        2,729
    o MicroStrategy, Inc., Class A  30,400                                  1,460
    o Mindspeed Technologies, Inc.  237,100                                 1,219
    o MPS Group, Inc.  251,900                                              2,756
    o MRO Software, Inc.  60,800                                              810
      Nautilus Group, Inc.  78,549                                          1,263
    o Navigant Consulting, Inc.  108,800                                    1,907
    o NCO Group, Inc.  75,500                                               1,714
      NDCHealth Corp.  85,200                                               1,949
    o NeighborCare, Inc.  105,200                                           2,434
    o Netegrity, Inc.  86,100                                                 723
    o NetIQ Corp.  125,900                                                  1,619
      New England Business Service,
      Inc.  32,700                                                          1,135
      Newcastle Investment Corp.  83,200                                    2,223
    o NIC, Inc.  144,900                                                      755
    o Openwave Systems, Inc.  154,700                                       1,318
    o Opsware, Inc.  195,700                                                1,433
    o Orbital Sciences Corp.  118,900                                       1,531
    o Packeteer, Inc.  79,500                                                 958
    o Parametric Technology Corp.  642,500                                  2,943
    o Paxar Corp.  94,235                                                   1,553
    o PDI, Inc.  35,600                                                       910
    o Per-Se Technologies, Inc.  77,400                                       828
    o Pre-Paid Legal Services, Inc.  42,900                                 1,073
    o Priceline.com, Inc.  90,200                                           2,186
    o Progress Software Corp.  84,400                                       1,730
    o ProQuest Co.  68,200                                                  1,821
    o QAD, Inc.  82,400                                                       907
   =o R.H. Donnelley Corp.  74,900                                          3,392
    o RealNetworks, Inc.  386,900                                           2,225
    o Renaissance Learning, Inc.  74,400                                    1,681
    o Resources Connection, Inc.  55,000                                    2,217
    o Retek, Inc.  135,400                                                    945
      Roto-Rooter, Inc.  24,400                                             1,181
    o RSA Security, Inc.  145,100                                           2,325
    o SafeNet, Inc.  56,900                                                 1,223
    o Sapient Corp.  297,200                                                1,664
    o Seachange International, Inc.  67,400                                   783
    o Secure Computing Corp.  85,000                                          813


64 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Seebeyond Technology Corp.  207,000                                    791
    o Serena Software, Inc.  95,200                                        1,692
    o SonicWALL, Inc.  169,500                                             1,214
    o SourceCorp  39,800                                                   1,022
      Spartech Corp.  71,500                                               1,631
    o Spherion Corp.  148,000                                              1,458
    o SRA International, Inc., Class A  42,100                             1,580
      SS&C Technologies, Inc.  45,900                                      1,060
      The Standard Register Co.  70,500                                    1,039
      Startek, Inc.  33,400                                                1,084
      Strayer Education, Inc.  25,600                                      3,199
    o SupportSoft, Inc.  100,400                                             993
    o Symyx Technologies, Inc.  76,000                                     1,946
    o TeleTech Holdings, Inc.  184,400                                     1,127
    o Telik, Inc.  103,100                                                 2,420
    o Tetra Technologies, Inc.  52,200                                     1,248
    o Transaction Systems Architects, Inc.,
      Class A  88,300                                                      1,875
=o(9) Tularik, Inc.  160,000                                               3,947
   =o United Online, Inc.  154,300                                         2,561
    o URS Corp.  96,900                                                    2,503
    o Valueclick, Inc.  182,500                                            1,891
    o Verity, Inc.  93,000                                                 1,153
    o Vignette Corp.  632,000                                              1,100
    o Waste Connections, Inc.  68,600                                      2,763
    o Watson Wyatt & Co. Holdings  80,300                                  2,106
    o WebEx Communications, Inc.  103,900                                  2,332
    o webMethods, Inc.  129,000                                            1,109
    o Websense, Inc.  53,900                                               1,590
    o Wind River Systems, Inc.  196,200                                    1,836
    o Wireless Facilities, Inc.  151,600                                   1,454
    o Wynn Resorts Ltd.  83,800                                            3,346
                                                                         -------
                                                                         246,372
      CHEMICALS 2.1%
      --------------------------------------------------------------------------
      A. Schulman, Inc.  72,300                                            1,446
      Amcol International Corp.  70,700                                    1,189
      Arch Chemicals, Inc.  54,200                                         1,583
      Brady Corp., Class A  56,000                                         2,176
      Crompton Corp.  268,200                                              1,668
    o Entegris, Inc.  178,000                                              1,807
    o Ethyl Corp.  41,600                                                    775
      Ferro Corp.  100,300                                                 2,597
      Georgia Gulf Corp.  78,500                                           2,501
    o H.B. Fuller Co.  68,400                                              1,874
      MacDermid, Inc.  73,000                                              2,364
      Millennium Chemicals, Inc.  155,100                                  2,539
    o OM Group, Inc.  68,300                                               1,738
      PolyOne Corp.  221,100                                               1,512
    o Rogers Corp.  38,000                                                 2,269
      Rollins, Inc.  109,750                                               2,606
      Tredegar Corp.  92,100                                               1,224
    o Trex Co., Inc.  34,400                                               1,332
      WD-40 Co.  41,700                                                    1,266
                                                                         -------
                                                                          34,466
      CONSTRUCTION 1.9%
      --------------------------------------------------------------------------
      American Woodmark Corp.  18,900                                      1,213
    = Beazer Homes USA, Inc.  32,769                                       3,226
    o Ceradyne, Inc.  39,150                                               1,117
      Eagle Materials, Inc.  52,000                                        3,416
      ElkCorp  48,550                                                      1,346
    o EMCOR Group, Inc.  35,200                                            1,440
      Granite Construction, Inc.  100,925                                  2,003
    o Insituform Technologies, Inc.,
      Class A  65,500                                                      1,064
    o Integrated Electrical Services,
      Inc.  87,800                                                           856
      M/I Schottenstein Homes, Inc.  33,800                                1,442
    o Mastec, Inc.  119,400                                                  875
    o NCI Building Systems, Inc.  46,700                                   1,367
    o Palm Harbor Homes, Inc.  54,600                                      1,229
    o Quanta Services, Inc.  284,700                                       1,557
   =o Simpson Manufacturing Co.,
      Inc.  57,200                                                         2,984
    o Surebeam Corp., Class A  132,000                                         1
      Texas Industries, Inc.  50,700                                       1,709
    o USG Corp.  104,600                                                   1,488
      Walter Industries, Inc.  101,000                                     1,260
    o WCI Communities, Inc.  106,000                                       2,577
                                                                         -------
                                                                          32,170


                                                         See financial notes. 65

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONSUMER DURABLES 1.2%
      --------------------------------------------------------------------------
    o Champion Enterprises, Inc.  160,700                                  1,750
    o Genlyte Group, Inc.  31,500                                          1,806
    o Griffon Corp.  71,300                                                1,565
      Haverty Furniture Cos., Inc.  54,900                                   992
    o Helen of Troy Ltd.  68,400                                           2,274
      Kimball International, Inc., Class B  91,700                         1,354
    = La-Z-Boy, Inc.  126,400                                              2,634
    o Red Robin Gourmet Burgers, Inc.  39,600                              1,139
    o Select Comfort Corp.  81,300                                         1,971
      Thomas Industries, Inc.  40,700                                      1,374
      Toro Co.  58,700                                                     3,413
                                                                         -------
                                                                          20,272
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Greif, Inc., Class A  53,200                                         1,749
    o Silgan Holdings, Inc.  43,200                                        1,817
                                                                         -------
                                                                           3,566
      ELECTRONICS 8.7%
      --------------------------------------------------------------------------
    o Actel Corp.  61,100                                                  1,217
      Acuity Brands, Inc.  101,500                                         2,484
      Agilysys, Inc.  79,500                                                 933
    o Anixter International, Inc.  87,800                                  2,573
    o Arris Group, Inc.  211,300                                           1,264
    o Artisan Components, Inc.  55,000                                     1,287
    o Aspect Communications Corp.  139,100                                 1,646
    o Asyst Technologies, Inc.  113,700                                      752
    o ATMI, Inc.  74,700                                                   1,649
    o Avanex Corp.  317,400                                                  943
    o Axcelis Technologies, Inc.  238,700                                  2,509
      Belden, Inc.  63,000                                                 1,102
   =o Benchmark Electronics, Inc.  98,750                                  2,669
    o Biolase Technology, Inc.  53,400                                       688
   *o Bookham Technology Plc  1                                               --
    o Brooks Automation, Inc.  107,324                                     1,786
    o Bruker BioSciences Corp.  213,200                                    1,106
      C&D Technologies, Inc.  63,200                                         980
    o C-COR.net Corp.  102,100                                               927
    o Cable Design Technologies Corp.  103,375                               882
   =o Cabot Microelectronics Corp.  59,400                                 1,754
    o CCC Information Services Group,
      Inc.  65,200                                                         1,050
    o Celera Genomics Group -
      Applera Corp.  177,200                                               2,089
    o Cepheid, Inc.  89,000                                                  689
    o Checkpoint Systems, Inc.  90,500                                     1,454
    o ChipPAC, Inc., Class A  236,700                                      1,451
    o Cirrus Logic, Inc.  203,300                                          1,267
   =o CMGI, Inc.  973,300                                                  1,684
    o Coherent, Inc.  71,800                                               1,755
      Cohu, Inc.  52,700                                                     922
    o CommScope, Inc.  142,800                                             2,500
    o Comtech Telecommunications  34,900                                     565
    o Corvis Corp.  1,163,000                                              1,814
    o Cox Radio, Inc., Class A  101,300                                    2,098
    o Credence Systems Corp.  154,000                                      1,716
      CTS Corp.  88,800                                                    1,159
      Cubic Corp.  64,200                                                  1,515
    o Cyberonics  56,800                                                   1,346
    o Daktronics, Inc.  46,500                                               987
    o Dionex Corp.  50,300                                                 2,567
    o DSP Group, Inc.  69,000                                              1,710
    o Dupont Photomasks, Inc.  44,900                                        929
    o Electro Scientific Industries, Inc.  67,300                          1,376
    o ESS Technology, Inc.  93,600                                         1,003
    o Exar Corp.  98,500                                                   1,503
    o Excel Technology, Inc.  29,500                                         998
    o Faro Technologies, Inc.  33,400                                        596
    o FEI Co.  80,100                                                      1,600
    o FuelCell Energy, Inc.  114,800                                       1,892
    o Genesis Microchip, Inc.  78,700                                      1,183
    o Harmonic, Inc.  168,300                                              1,112
    o Hollywood Entertainment Corp.  146,400                               1,971
    o Hutchinson Technology, Inc.  62,300                                  1,532
    o Integrated Silicon Solutions, Inc.  81,200                           1,115
    o Intermagnetics General Corp.  41,314                                 1,013
    o Kopin Corp.  172,700                                                   860
    o Kulicke & Soffa Industries, Inc.  123,900                            1,230
   =o Lattice Semiconductor Corp.  271,800                                 1,935
    o Littelfuse, Inc.  52,100                                             2,001
   =o Macromedia, Inc.  163,100                                            3,360
    o Mattson Technology, Inc.  112,000                                    1,095
    o Mercury Computer Systems, Inc.  52,100                               1,167
      Methode Electronics, Class A  88,400                                 1,002
    o Microsemi Corp.  143,600                                             1,561


66 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o MRV Communications, Inc.  260,100                                      611
      MTS Systems Corp.  51,900                                            1,222
    o Mykrolis Corp.  99,900                                               1,454
    o Netopia, Inc.  56,600                                                  338
    o Newport Corp.  94,000                                                1,395
    o Oplink Communications, Inc.  359,900                                   691
      Park Electrochemical Corp.  48,950                                   1,154
    o Photon Dynamics, Inc.  40,000                                        1,240
    o Pinnacle Systems, Inc.  164,400                                      1,294
    o Pixelworks, Inc.  109,200                                            1,952
    o Plexus Corp.  105,300                                                1,514
    o Power Integrations, Inc.  72,700                                     1,791
    o Power-One, Inc.  200,700                                             1,726
    o Powerwave Technologies, Inc.  156,400                                1,059
    o Quantum Corp.  441,000                                               1,380
    o Rayovac Corp.  80,400                                                2,143
    o Remec, Inc.  147,300                                                   927
    o Rofin-Sinar Technologies, Inc.  35,100                                 813
    o Rudolph Technologies, Inc.  40,700                                     654
    o ScanSoft, Inc.  246,800                                              1,199
    o Silicon Image, Inc.  174,900                                         1,782
    o Silicon Storage Technology, Inc.  231,100                            3,062
    o Spectralink Corp.  46,600                                              587
    o Standard Microsystems Corp.  44,600                                  1,063
    o Stratex Networks, Inc.  207,800                                        679
    o Superconductor Technologies,
      Inc.  161,000                                                          225
    o Synaptics, Inc.  60,700                                              1,005
    o Technitrol, Inc.  97,100                                             2,065
    o Tekelec  150,400                                                     2,507
    o Terayon Communication Systems
      Corp.  185,600                                                         538
    o THQ, Inc.  92,650                                                    1,718
    o Transmeta Corp.  405,200                                             1,130
    o Triquint Semiconductor, Inc.  323,600                                1,777
    o TTM Technologies, Inc.  100,300                                      1,114
   =o Varian, Inc.  83,900                                                 3,443
    o Viasat, Inc.  63,500                                                 1,396
    o Vicor Corp.  100,900                                                 1,402
    o Wilson Greatbatch Technologies,
      Inc.  50,400                                                         1,739
    o Zoran Corp.  102,700                                                 1,698
                                                                         -------
                                                                         145,010
      ENERGY: RAW MATERIALS 2.9%
      --------------------------------------------------------------------------
    o Atwood Oceanics, Inc.  32,300                                        1,184
      Berry Petroleum Co., Class A  49,700                                 1,348
      Cabot Oil & Gas Corp.  78,500                                        2,802
      CARBO Ceramics, Inc.  36,600                                         2,367
    o Cimarex Energy Co.  101,200                                          2,792
    o Denbury Resources, Inc.  132,000                                     2,410
    o Grey Wolf, Inc.  437,000                                             1,739
    o Hanover Compressor Co.  179,700                                      2,210
    o Headwaters, Inc.  79,300                                             1,823
    o Hydril Co.  54,900                                                   1,398
    o KFX, Inc.  129,100                                                   1,303
    o Kirby Corp.  58,100                                                  2,004
    o McDermott International, Inc.  159,400                               1,317
      NL Industries, Inc.  115,200                                         1,499
    o Offshore Logistics, Inc.  55,800                                     1,225
    o Oil States International, Inc.  120,600                              1,633
      Penn Virginia Corp.  22,300                                          1,467
    o Plains Resources, Inc.  58,400                                       1,052
    o Prima Energy Corp.  31,900                                           1,184
    o Range Resources Corp.  136,500                                       1,708
    o Seacor Holdings, Inc.  44,250                                        1,836
    o Southwestern Energy Co.  86,200                                      2,168
    o Swift Energy Co.  66,000                                             1,432
    o TC Pipelines L.P.  39,500                                            1,283
    o Unit Corp.  106,000                                                  2,995
      USEC, Inc.  199,000                                                  1,369
    o W-H Energy Services, Inc.  67,600                                    1,242
      World Fuel Services Corp.  26,800                                    1,134
                                                                         -------
                                                                          47,924
      FOOD & AGRICULTURE 1.4%
      --------------------------------------------------------------------------
    o American Italian Pasta Co., Class A  42,800                          1,325
    o Chiquita Brands International, Inc.  97,000                          1,747
      Delta & Pine Land Co.  92,300                                        2,239
      Farmers Brothers Co.  3,160                                          1,153
    o Fisher Communications, Inc.  21,300                                  1,074
    o Hain Celestial Group, Inc.  84,800                                   1,679
      Interstate Bakeries  108,100                                         1,222
      Lance, Inc.  72,100                                                  1,090
    o Ralcorp Holdings, Inc.  66,566                                       2,317
      Sanderson Farms, Inc.  47,800                                        1,777


                                                         See financial notes. 67

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                       VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Sensient Technologies Corp.  113,700                                2,326
    o Tejon Ranch Co.  35,900                                             1,249
    o United Natural Foods, Inc.  92,800                                  2,325
    o VistaCare, Inc., Class A  39,300                                      990
    o Wild Oats Markets, Inc.  74,300                                     1,025
                                                                        -------
                                                                         23,538
      GOLD 0.0%
      -------------------------------------------------------------------------
      Royal Gold, Inc.  51,400                                              631

      HEALTHCARE / DRUGS & MEDICINE 12.1%
      -------------------------------------------------------------------------
    o aaiPharma, Inc.  68,950                                               439
   =o Abgenix, Inc.  213,000                                              3,466
    o Advanced Medical Optics, Inc.  70,800                               2,233
    o Advanced Neuromodulation Systems,
      Inc.  46,400                                                        1,264
    o Albany Molecular Research, Inc.  78,300                             1,270
    o Alexion Pharmaceuticals, Inc.  54,200                               1,221
      Alpharma, Inc., Class A  126,600                                    2,751
    o American Healthways, Inc.  77,100                                   1,868
    o American Medical Systems Holdings,
      Inc.  79,900                                                        2,074
    o AMERIGROUP Corp.  58,300                                            2,420
    o Amsurg Corp.  72,550                                                1,754
    o Antigenics, Inc.  97,800                                              933
    o Ariad Pharmaceuticals, Inc.  116,000                                1,318
      Arrow International, Inc.  105,600                                  3,160
    o Arthrocare Corp.  51,400                                            1,208
    o Atherogenics, Inc.  89,000                                          2,102
    o Atrix Labs, Inc.  53,100                                            1,602
    o Beverly Enterprises, Inc.  258,700                                  1,539
    o BioMarin Pharmaceuticals, Inc.  158,300                             1,095
    o Biosite, Inc.  36,500                                               1,446
      Cambrex Corp.  61,900                                               1,530
    o Centene Corp.  47,650                                               1,596
    o Cima Labs, Inc.  35,900                                             1,136
    o Conmed Corp.  69,900                                                1,725
    o Corvel Corp.  26,200                                                  814
    o Cubist Pharmaceuticals, Inc.  99,100                                  985
    o CV Therapeutics, Inc.  72,000                                       1,038
      Datascope Corp.  36,600                                             1,212
    o Dendreon Corp.  136,300                                             1,772
    = Diagnostic Products Corp.  69,500                                   2,965
    o Digene Corp.  46,500                                                1,651
    o Discovery Laboratories, Inc.  104,900                               1,220
    o DJ Orthopedics, Inc.  52,600                                        1,211
    o Encore Medical Corp.  105,900                                         831
    o Enzo Biochem, Inc.  74,261                                          1,081
    o Enzon Pharmaceuticals, Inc.  105,500                                1,531
    o Epix Medical, Inc.  54,600                                          1,339
    o First Horizon Pharmaceutical
      Corp.  86,600                                                       1,343
    o Genesis HealthCare Corp.  49,250                                    1,152
    o Genta, Inc.  184,600                                                1,584
    o Geron Corp.  96,900                                                   734
    o Haemonetics Corp.  60,000                                           1,694
    o HealthExtras, Inc.  80,700                                          1,027
    o ICU Medical, Inc.  33,800                                           1,128
    o Ii-Vi, Inc.  35,400                                                   874
    o Ilex Oncology, Inc.  94,700                                         2,196
    o Immucor, Inc.  47,500                                               1,171
    o Impax Laboratories, Inc.  140,300                                   2,920
    o Incyte Corp.  178,800                                               1,420
    o Inspire Pharmaceuticals, Inc.  78,900                               1,297
    o Integra LifeSciences Holdings
      Corp.  65,200                                                       2,086
    o InterMune, Inc.  76,700                                             1,131
    o Intuitive Surgical, Inc.  81,700                                    1,319
    = Invacare Corp.  74,900                                              2,983
    o Inveresk Research Group, Inc.  91,800                               2,602
    o Inverness Medical Innovations,
      Inc.  47,900                                                          903
    o Isis Pharmaceuticals, Inc.  137,600                                 1,000
    o Kindred Healthcare, Inc.  42,400                                    2,077
    o Kyphon, Inc.  95,200                                                2,390
      Landauer, Inc.  21,900                                                855
    o Lexicon Genetics, Inc.  155,600                                     1,099
   =o LifePoint Hospitals, Inc.  91,400                                   3,268
    o Ligand Pharmaceuticals, Inc.,
      Class B  176,800                                                    3,785
    o Medarex, Inc.  190,600                                              1,816
      Mentor Corp.  106,300                                               3,370
    o Merit Medical Systems, Inc.  62,054                                   975
=o(2) MGI Pharma, Inc.  84,200                                            5,205
      Mine Safety Appliances Co.  89,200                                  2,417
    o Myriad Genetics, Inc.  67,100                                       1,156


68 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                      VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
     o Nabi Biopharmaceuticals  135,800                                  2,220
     o Nektar Therapeutics  135,000                                      2,734
     o Noven Pharmaceuticals, Inc.  55,800                               1,096
     o NPS Pharmaceuticals, Inc.  89,400                                 2,239
       Oakley, Inc.  164,000                                             2,270
     o Ocular Sciences, Inc.  57,500                                     1,616
     o Odyssey HealthCare, Inc.  87,550                                  1,472
  o(4) Onyx Pharmaceuticals, Inc.  82,300                                4,059
     o Orthodontic Centers of America,
       Inc.  124,200                                                       891
       Owens & Minor, Inc.  93,000                                       2,260
     o Parexel International Corp.  64,200                               1,254
 =o(5) Pediatrix Medical Group, Inc.  56,300                             4,025
       Perrigo Co.  169,000                                              3,645
     o Pharmacopeia, Inc.  59,100                                        1,060
       PolyMedica Corp.  63,300                                          1,762
     o Priority Healthcare Corp.,
       Class B  105,200                                                  2,109
     o Province Healthcare Co.  118,700                                  1,898
     o PSS World Medical, Inc.  162,500                                  1,818
     o Regeneron Pharmaceuticals,
       Inc.  134,600                                                     1,687
     o RehabCare Group, Inc.  39,900                                       816
 =o(8) Resmed, Inc.  80,200                                              3,952
     o Serologicals Corp.  59,100                                        1,095
     o Sierra Health Services, Inc.  66,200                              2,459
     o Sola International, Inc.  76,600                                  1,572
     o Sunrise Senior Living, Inc.  48,100                               1,520
     o SuperGen, Inc.  88,000                                              723
     o SurModics, Inc.  43,200                                             967
     o Sybron Dental Specialties, Inc.  92,700                           2,711
     o Tanox, Inc.  105,900                                              1,806
     o Thoratec Corp.  136,600                                           1,859
     o Transkaryotic Therapies, Inc.  83,500                             1,213
     o United Surgical Partners International,
       Inc.  65,900                                                      2,387
     o United Therapeutics Corp.  52,700                                 1,297
     o US Oncology, Inc.  203,072                                        3,026
     o USANA Health Sciences, Inc.  45,800                               1,234
     o Ventana Medical Systems, Inc.  41,500                             2,054
     o Vertex Pharmaceuticals, Inc.  189,500                             1,637
     o Viasys Healthcare, Inc.  72,900                                   1,414
    =o Vicuron Pharmaceuticals, Inc.  131,400                            2,997
    =o Visx, Inc.  117,800                                               2,579
       West Pharmaceutical Services,
       Inc.  36,000                                                      1,397
     o Wright Medical Group, Inc.  79,700                                2,737
     o XOMA Ltd.  205,900                                                  883
                                                                       -------
                                                                       202,227
      HOUSEHOLD PRODUCTS 0.1%
      ------------------------------------------------------------------------
    o Elizabeth Arden, Inc.  59,500                                      1,303
    o Playtex Products, Inc.  151,700                                    1,124
                                                                       -------
                                                                         2,427
      INSURANCE 3.1%
      ------------------------------------------------------------------------
      Alfa Corp.  193,200                                                2,622
    o Argonaut Group, Inc.  66,700                                       1,234
      Baldwin & Lyons, Inc., Class B  36,100                             1,000
    o CNA Surety Corp.  103,500                                          1,127
      Commerce Group, Inc.  77,300                                       3,568
      Delphi Financial Group, Inc.,
      Class A  74,656                                                    2,998
      FBL Financial Group, Inc.,
      Class A  64,700                                                    1,723
    o Great American Financial Resources,
      Inc.  114,250                                                      1,822
      Harleysville Group, Inc.  72,100                                   1,370
      Hooper Holmes, Inc.  160,500                                         884
      Horace Mann Educators Corp.  103,800                               1,620
      Kansas City Life Insurance Co.  29,500                             1,180
      Liberty Corp.  45,700                                              2,052
    o Navigators Group, Inc.  31,100                                       810
    o Ohio Casualty Corp.  146,900                                       2,882
    o Philadelphia Consolidated
      Holding Co.  52,500                                                3,031
      Presidential Life Corp.  72,600                                    1,168
    o ProAssurance Corp.  69,796                                         2,368
      RLI Corp.  60,250                                                  2,094
      Selective Insurance Group, Inc.  65,300                            2,335
      State Auto Financial Corp.  95,400                                 2,677
      Sterling Financial Corp.  53,250                                   1,355
    o Stewart Information Services
      Corp.  42,400                                                      1,505
    o Triad Guaranty, Inc.  33,700                                       1,843
    o UICI  111,700                                                      1,934
      United Fire & Casualty Co.  24,800                                 1,087


                                                         See financial notes. 69

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued


                                                                      VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)
    o USI Holdings Corp.  113,400                                        1,718
      Zenith National Insurance Corp.  44,600                            1,923
                                                                       -------
                                                                        51,930
      MEDIA 2.2%
      ------------------------------------------------------------------------
    o Adolor Corp.  93,300                                               1,499
    o AMC Entertainment, Inc.  88,800                                    1,416
    o Applied Films Corp.  36,500                                          869
      Banta Corp.  61,300                                                2,727
      Blockbuster, Inc., Class A  89,100                                 1,475
    o CNET Networks, Inc.  344,500                                       2,935
    o Consolidated Graphics, Inc.  33,200                                1,239
    o Entravision Communications Corp.,
      Class A  143,400                                                   1,309
    o Gaylord Entertainment Co.  95,300                                  2,987
      Gray Television, Inc.  108,500                                     1,608
    o Information Holdings, Inc.  51,700                                 1,285
    o Insight Communications Co.  125,100                                1,140
    o Journal Register Co.  99,900                                       1,981
    o Lin TV Corp., Class A  63,900                                      1,437
    o Mediacom Communications
      Corp.  216,500                                                     1,578
    o Primedia, Inc.  626,600                                            1,830
      Pulitzer, Inc.  23,700                                             1,199
      Regal Entertainment Group,
      Class A  128,900                                                   2,809
    o Salem Communications Corp.,
      Class A  44,400                                                    1,324
    o Sinclair Broadcast Group, Inc.,
      Class A  109,100                                                   1,348
    o Spanish Broadcasting System,
      Class A  91,800                                                      892
    o Tivo, Inc.  179,800                                                1,260
    o Valuevision Media, Inc., Class A  89,200                           1,252
                                                                       -------
                                                                        37,399
      MISCELLANEOUS 0.3%
      ------------------------------------------------------------------------
    o Coinstar, Inc.  52,600                                               907
    o NetFlix, Inc.  124,200                                             3,141
    o Salix Pharmaceuticals Ltd.  52,800                                 1,633
                                                                       -------
                                                                         5,681
      MISCELLANEOUS FINANCE 5.4%
      ------------------------------------------------------------------------
      1st Source Corp.  50,200                                           1,237
      Amcore Financial, Inc.  59,850                                     1,696
    o Bankunited Financial Corp.,
      Class A  71,300                                                    1,884
      Blackrock, Inc.  43,400                                            2,700
    o Boca Resorts, Inc., Class A  96,800                                1,694
      Cash America International,
      Inc.  69,400                                                       1,485
=(10) Cathay Bancorp., Inc.  59,500                                      3,873
      Central Pacific Financial Co.  39,700                                996
      Charter Municipal Mortgage
      Acceptance Co.  103,800                                            2,033
    o The Commercial Capital Bancorp,
      Inc.  72,233                                                       1,276
      Commercial Federal Corp.  102,500                                  2,630
    o CompuCredit Corp.  114,100                                         1,891
    o Corrections Corp. of America  84,800                               3,090
      CVB Financial Corp.  117,974                                       2,421
    = Downey Financial Corp.  67,300                                     3,247
      East-West Bancorp, Inc.  58,200                                    3,278
    o eSpeed, Inc., Class A  75,100                                      1,322
      Fidelity Bankshares, Inc.  37,200                                  1,237
    o Financial Federal Corp.  44,700                                    1,399
      First Community Bancorp  37,800                                    1,291
      First Financial Corp.  33,700                                        994
      First Financial Holdings, Inc.  31,000                               884
      First Sentinel Bancorp., Inc.  63,291                              1,304
      Glacier Bancorp, Inc.  47,830                                      1,466
      Hudson River Bancorp  73,100                                       1,317
      IBERIABANK Corp.  16,700                                             952
      Independent Bank Corp.
      Michigan  48,420                                                   1,212
    o Investment Technology Group,
      Inc.  105,600                                                      1,513
   =o La Quinta Corp.  428,400                                           3,080
    o LabOne, Inc.  40,900                                               1,208
      LaBranche & Co., Inc.  144,200                                     1,409
      MB Financial, Inc.  65,100                                         2,295
      MCG Capital Corp.  94,000                                          1,511
    o Meritage Corp.  30,500                                             2,069
      The Midland Co.  43,700                                            1,158
    o National Western Life Insurance Co.,
      Class A  8,200                                                     1,192
    = New Century Financial Corp.  85,300                                3,619
      Northwest Bancorp, Inc.  116,249                                   2,398
    o Ocwen Financial Corp.  166,500                                     1,810


70 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Portfolio Recovery Associates, Inc. 37,700                           1,007
    o Saxon Capital, Inc. 68,900                                           1,499
      Seacoast Financial Services Corp. 61,700                             1,995
      United Community Banks, Inc. 84,300                                  2,016
 o(1) UnitedGlobalCom, Inc., Class A 935,000                               6,994
      Value Line, Inc. 24,700                                              1,588
      Waypoint Financial Corp. 81,400                                      2,107
    o World Acceptance Corp. 45,800                                          701
                                                                         -------
                                                                          89,978
      NON-DURABLES & ENTERTAINMENT 2.8%
      --------------------------------------------------------------------------
    o AFC Enterprises, Inc. 67,900                                         1,528
   =o CEC Entertainment, Inc. 92,850                                       3,173
      Churchill Downs, Inc. 32,700                                         1,194
    o CKE Restaurants, Inc. 138,900                                        1,458
    o Electronics Boutique Holdings
      Corp. 59,500                                                         1,610
    o Handleman Co. 57,500                                                 1,294
    o Hibbet Sporting Goods, Inc. 55,350                                   1,344
      IHOP Corp. 50,800                                                    1,887
    o Isle of Capri Casinos, Inc. 71,100                                   1,493
    o Jack in the Box, Inc. 87,400                                         2,367
      Landry's Restaurants, Inc. 66,200                                    2,216
    o Leapfrog Enterprises, Inc. 72,100                                    1,551
      Lone Star Steakhouse & Saloon,
      Inc. 51,600                                                          1,587
    o P.F. Chang's China Bistro, Inc. 61,100                               2,985
    o Papa John's International, Inc. 43,000                               1,438
    o Penn National Gaming, Inc. 96,100                                    2,834
    o Rare Hospitality International Inc. 81,350                           2,227
      Riviana Foods, Inc. 35,700                                             901
      Russ Berrie & Co., Inc. 49,100                                       1,401
    o Ryan's Family Steak Houses,
      Inc. 102,750                                                         1,864
    o Sotheby's Holdings, Inc.,
      Class A 150,700                                                      1,958
    o The Steak N Shake Co. 67,500                                         1,272
    o Stewart Enterprises, Inc.,
      Class A 254,100                                                      1,855
      The Topps Co., Inc. 100,400                                            897
      Triarc Cos., Class B 142,800                                         1,492
      Tupperware Corp. 140,800                                             2,637
                                                                         -------
                                                                          46,463
      NON-FERROUS METALS 0.7%
      --------------------------------------------------------------------------
    o Century Aluminum Co. 69,300                                          1,372
      Commercial Metals Co. 68,166                                         1,786
    o Hecla Mining Co. 270,500                                             1,550
      Minerals Technologies, Inc. 48,500                                   2,845
      Reliance Steel & Aluminum Co. 77,375                                 2,555
      Southern Peru Copper Corp. 33,500                                      972
                                                                         -------
                                                                          11,080
      OIL: DOMESTIC 2.4%
      --------------------------------------------------------------------------
    o CAL Dive International, Inc. 91,500                                  2,474
    o Comstock Resources, Inc. 83,400                                      1,697
    o Encore Acquisition Co. 73,000                                        2,172
    o Energy Partners Ltd. 79,800                                          1,117
      Frontier Oil Corp. 64,800                                            1,152
    o Global Industries Ltd. 250,100                                       1,501
      Holly Corp. 38,400                                                   1,290
    o KCS Energy, Inc. 117,400                                             1,411
    o Magnum Hunter Resources, Inc. 166,700                                1,712
    o Nuevo Energy Co. 46,900                                              1,618
    o Plains Exploration & Production
      Co. 97,900                                                           1,929
    o Quicksilver Resource, Inc. 59,200                                    2,572
    o Remington Oil & Gas Corp. 64,600                                     1,415
    o Spinnaker Exploration Co. 80,400                                     2,868
      St. Mary Land & Exploration Co. 67,700                               2,447
    o Stone Energy Corp. 63,340                                            3,116
    o Superior Energy Services, Inc. 180,700                               1,878
    o Tesoro Petroleum Corp. 158,100                                       3,211
    o Universal Compression Holdings,
      Inc. 74,800                                                          2,226
      Vintage Petroleum, Inc. 154,900                                      2,334
                                                                         -------
                                                                          40,140
      OPTICAL & PHOTO 0.1%
      --------------------------------------------------------------------------
    o August Technology Corp. 42,800                                         564
    o Photronics, Inc. 80,100                                              1,193
                                                                         -------
                                                                           1,757
      PAPER & FOREST PRODUCTS 0.7%
      --------------------------------------------------------------------------
    o Buckeye Technologies, Inc. 91,700                                      963
    o Caraustar Industries, Inc. 69,700                                      882
      Chesapeake Corp. 42,900                                                974


                                                         See financial notes. 71

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Glatfelter  108,400                                                  1,217
      Longview Fibre Co.  123,100                                          1,290
      Potlatch Corp.  69,200                                               2,621
      Rock-Tennessee Co., Class A  86,300                                  1,286
      Universal Forest Products, Inc.  42,000                              1,138
      Wausau-Mosinee Paper Corp.  125,725                                  1,764
                                                                         -------
                                                                          12,135
      PRODUCER GOODS & MANUFACTURING 5.9%
      --------------------------------------------------------------------------
    o Actuant Corp., Class A  56,400                                       1,928
    o Advanced Energy Industries, Inc.  80,100                             1,061
    o Aeroflex, Inc.  174,700                                              2,198
      Albany International Corp.,
      Class A  80,483                                                      2,455
      Applied Industrial Technologies,
      Inc.  47,700                                                         1,254
    = Aptargroup, Inc.  88,000                                             3,458
      Baldor Electric Co.  79,220                                          1,789
      Barnes Group, Inc.  56,300                                           1,534
      Clarcor, Inc.  60,650                                                2,670
    o Cuno, Inc.  41,400                                                   1,824
      Curtiss-Wright Corp.  49,300                                         2,322
      Federal Signal Corp.  116,900                                        2,128
      Franklin Electric Co., Inc.  25,000                                  1,506
    o Gardner Denver, Inc.  46,100                                         1,209
      Helix Technology Corp.  62,900                                       1,107
 =(7) Hughes Supply, Inc.  71,250                                          3,982
    = IDEX Corp.  79,600                                                   3,761
    o Ionics, Inc.  55,400                                                 1,278
    o Jacuzzi Brands, Inc.  181,000                                        1,582
    o Jarden Corp.  64,300                                                 2,392
      JLG Industries, Inc.  104,600                                        1,547
      Kaydon Corp.  67,700                                                 1,894
    = Kennametal, Inc.  87,400                                             3,772
   =o Kos Pharmaceuticals, Inc.  89,300                                    3,676
      Lennox International, Inc.  141,600                                  2,366
      Libbey, Inc.  33,591                                                   879
      Lincoln Electric Holdings, Inc.  97,600                              3,077
    o Lone Star Technologies, Inc.  68,900                                 1,412
      Manitowoc Co., Inc.  63,762                                          1,939
      Matthews International Corp.,
      Class A  78,400                                                      2,391
    o Maverick Tube Corp.  101,900                                         2,306
    o Moog, Inc., Class A  62,050                                          2,048
      MSC Industrial Direct Co.,
      Class A  98,500                                                      2,823
      NACCO Industries, Inc., Class A  14,250                              1,212
    o Oceaneering International, Inc.  58,200                              1,630
    o Plug Power, Inc.  175,800                                            1,366
      Regal Beloit  60,000                                                 1,201
    o Safeguard Scientifics, Inc.  295,800                                   769
      Sauer-Danfoss, Inc.  114,300                                         1,714
    o Sequa Corp., Class A  23,800                                         1,162
    o The Shaw Group, Inc.  146,500                                        1,758
    o Sonic Solutions, Inc.  53,100                                          956
      Steelcase, Inc., Class A  113,300                                    1,392
      Stewart & Stevenson Services,
      Inc.  70,900                                                         1,133
      Tecumseh Products Co., Class A  43,800                               1,703
      Tennant Co.  22,100                                                    877
    o Triumph Group, Inc.  37,200                                          1,196
    o Tyler Technologies, Inc.  101,000                                      953
    o Ultratech Stepper, Inc.  56,100                                        904
      Valmont Industries, Inc.  58,900                                     1,207
      Watsco, Inc.  62,500                                                 1,822
      Watts Water Technologies, Inc.,
      Class A  76,300                                                      1,869
      Woodward Governor Co.  25,600                                        1,596
                                                                         -------
                                                                          97,988
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
    o Genessee & Wyoming, Inc.,
      Class A  49,500                                                      1,141
    o Kansas City Southern Railway  151,600                                2,100
    o RailAmerica, Inc.  79,300                                              969
      Wabtec Corp.  105,421                                                1,718
                                                                         -------
                                                                           5,928
      REAL PROPERTY 5.2%
      --------------------------------------------------------------------------
    o Alexander's, Inc.  12,100                                            1,887
      Alexandria Real Estate Equities,
      Inc.  45,500                                                         2,585
      American Home Mortgage Investment
      Corp.  90,200                                                        2,140
      AMLI Residential Properties  61,600                                  1,559
      Anthracite Capital, Inc.  121,600                                    1,278
      Anworth Mortgage Asset Corp.  97,100                                 1,133


72 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bedford Property Investors, Inc.  40,200                             1,089
    = Brandywine Realty Trust  109,000                                     2,762
      Capital Automotive Real Estate
      Investment Trust  84,100                                             2,366
      Colonial Properties Trust  62,900                                    2,219
      Commercial Net Lease Realty  120,600                                 2,001
      Cornerstone Realty Income Trust,
      Inc.  136,200                                                        1,026
      Corporate Office Properties
      Trust SBI  71,200                                                    1,449
      EastGroup Properties, Inc.  50,100                                   1,450
      Entertainment Properties Trust  47,800                               1,599
      Equity Inns, Inc.  105,500                                             865
    o FelCor Lodging Trust, Inc.  142,500                                  1,425
      Gables Residential Trust  68,600                                     2,182
      Getty Realty Corp.  59,400                                           1,278
      Glenborough Realty Trust, Inc.  73,800                               1,387
      Glimcher Realty Trust  84,700                                        1,791
    o Homestore, Inc.  298,100                                             1,431
      IMPAC Mortgage Holdings,
      Inc.  149,200                                                        2,807
      Investors Real Estate Trust  91,900                                    882
    o Jones Lang LaSalle, Inc.  76,100                                     1,797
      Keystone Property Trust  75,100                                      1,528
      Kilroy Realty Corp.  67,500                                          2,116
      Koger Equity, Inc.  64,300                                           1,347
      Kramont Realty Trust  59,400                                           939
      LaSalle Hotel Properties  59,400                                     1,307
      Lexington Corp. Properties
      Trust  114,700                                                       2,121
      LNR Property Corp.  47,300                                           2,375
      Manufactured Home Communities,
      Inc.  55,600                                                         1,740
    o Meristar Hospitality Corp.  166,500                                    966
      MFA Mortgage Investments,
      Inc.  148,300                                                        1,321
      Mid-America Apartment Communities,
      Inc.  47,300                                                         1,525
      National Health Investors, Inc.  64,300                              1,541
      Novastar Financial, Inc.  57,500                                     1,866
      Parkway Properties, Inc.  26,700                                     1,060
      Post Properties, Inc.  94,200                                        2,533
      PS Business Parks, Inc.  51,400                                      1,951
      RAIT Investment Trust  55,900                                        1,345
      Ramco-Gershenson Properties  40,700                                    964
      Redwood Trust, Inc.  44,700                                          1,942
      Saul Centers, Inc.  39,300                                             983
      Senior Housing Properties
      Trust  153,000                                                       2,287
      Sovran Self Storage, Inc.  34,200                                    1,155
      Summit Properties, Inc.  75,600                                      1,711
      Sun Communities, Inc.  44,800                                        1,566
      Tanger Factory Outlet Centers  32,000                                1,222
      Taubman Centers, Inc.  121,700                                       2,373
      The Town & Country Trust  39,000                                       912
    o Trammell Crow Co.  90,900                                            1,228
      US Restaurant Properties, Inc.  55,700                                 889
                                                                         -------
                                                                          87,201
      RETAIL 3.6%
      --------------------------------------------------------------------------
    o A.C. Moore Arts & Crafts, Inc.  46,000                               1,253
      Aaron Rents, Inc.  79,200                                            2,294
    o Big 5 Sporting Goods Corp.  54,600                                   1,355
      Burlington Coat Factory Warehouse
      Corp.  108,340                                                       2,054
      Casey's General Stores, Inc.  121,500                                2,012
      The Cato Corp., Class A  50,300                                      1,007
    o Central Garden & Pet Co.  43,200                                     1,664
    o Charming Shoppes, Inc.  276,600                                      1,953
    o The Children's Place Retail Stores,
      Inc.  64,100                                                         1,688
      Christopher & Banks Corp.  91,450                                    1,636
    o Cost Plus, Inc.  52,000                                              1,882
    o The Dress Barn, Inc.  70,600                                         1,187
    o Drugstore.com, Inc.  174,400                                           807
    o Duane Reade, Inc.  59,500                                              993
    o The Finish Line, Class A  50,000                                     1,676
    o Guitar Center, Inc.  57,000                                          2,367
    o The Gymboree Corp.  73,400                                           1,296
    o Insight Enterprises, Inc.  113,350                                   1,897
    o Jo-Ann Stores, Inc.  53,610                                          1,516
      Longs Drug Stores Corp.  90,400                                      1,772
    o The Men's Wearhouse, Inc.  90,550                                    2,308
    o Payless Shoesource, Inc.  163,800                                    2,318
    o Petco Animal Supplies, Inc.  36,000                                  1,057
      Ruddick Corp.  112,600                                               2,297
    o School Specialty, Inc.  44,700                                       1,593
    o Sharper Image Corp.  35,700                                          1,091
    o ShopKo Stores, Inc.  72,200                                            957


                                                         See financial notes. 73

      SCHWAB SMALL-CAP INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Too, Inc.  82,800                                                    1,452
   =o Tractor Supply Co.  90,400                                           3,531
   =o United Stationers, Inc.  81,700                                      3,105
      Weis Markets, Inc.  65,400                                           2,296
    o West Marine, Inc.  49,500                                            1,439
   =o Zale Corp.  62,500                                                   3,495
                                                                         -------
                                                                          59,248
      STEEL 0.8%
      --------------------------------------------------------------------------
    o AK Steel Holding Corp.  261,700                                      1,230
      Allegheny Technologies, Inc.  194,400                                1,987
      Carpenter Technology Corp.  53,800                                   1,469
    o Cleveland-Cliffs, Inc.  25,600                                       1,213
      Gibraltar Steel Corp.  47,600                                        1,171
      Quanex Corp.  39,800                                                 1,624
      Schnitzer Steel Industries, Inc.,
      Class A  49,800                                                      1,308
    o Steel Dynamics, Inc.  115,200                                        2,773
                                                                         -------
                                                                          12,775
      TELEPHONE 1.3%
      --------------------------------------------------------------------------
    o Autobytel.com, Inc.  93,200                                            872
    o Commonwealth Telephone
      Enterprises, Inc.  53,700                                            2,237
    o Ditech Communications Corp.  80,000                                  1,150
    o Dobson Communications Corp.,
      Class A  275,600                                                       987
    o Equinix, Inc.  34,500                                                1,014
    o Extreme Networks, Inc.  286,600                                      1,585
    o Finisar Corp.  547,400                                                 969
    o General Communication, Inc.,
      Class A  137,600                                                     1,225
    o Inet Technologies, Inc.  96,000                                        946
      Inter-Tel, Inc.  60,400                                              1,446
   =o Interdigital Communications
      Corp.  134,100                                                       2,337
    o j2 Global Communications, Inc.  55,200                               1,278
    o Price Communications Corp.  132,000                                  2,088
    o Primus Telecommunications Group,
      Inc.  214,200                                                        1,193
      SureWest Communications  36,000                                        927
    o Time Warner Telecom, Inc.,
      Class A  122,000                                                       464
    o Utstarcom, Inc.  24,800                                                654
                                                                         -------
                                                                          21,372
      TOBACCO 0.3%
      --------------------------------------------------------------------------
      Schweitzer-Mauduit International,
      Inc.  36,600                                                         1,134
      Universal Corp.  59,900                                              3,009
      Vector Group Ltd.  94,176                                            1,558
                                                                         -------
                                                                           5,701
      TRAVEL & RECREATION 1.6%
      --------------------------------------------------------------------------
   ~o American Classic Voyages Co.  52,800                                    --
    o Argosy Gaming Co.  70,600                                            2,626
    o Aztar Corp.  82,600                                                  2,139
      Central Parking Corp.  87,300                                        1,667
    o Dick's Sporting Goods, Inc.  76,600                                  2,066
    o Dollar Thrifty Automotive Group,
      Inc.  59,400                                                         1,565
    o K2, Inc.  81,900                                                     1,201
      The Marcus Corp.  73,425                                             1,190
    o Multimedia Games, Inc.  66,400                                       1,479
    o Prime Hospitality Corp.  107,700                                     1,082
    o Scientific Games Corp.,
      Class A  150,700                                                     2,719
    o Shuffle Master, Inc.  58,500                                         1,916
    o Six Flags, Inc.  223,200                                             1,658
    o The Sports Authority, Inc.  60,100                                   2,304
    o Vail Resorts, Inc.  68,900                                           1,071
    o WMS Industries, Inc.  72,800                                         2,056
                                                                         -------
                                                                          26,739
      TRUCKING & FREIGHT 1.0%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  59,400                                          1,544
    o Forward Air Corp.  51,100                                            1,701
    o Knight Transportation, Inc.  90,700                                  2,336
    o Landstar Systems, Inc.  71,900                                       3,233
    o Old Dominion Freight Line  37,800                                    1,409
    o Pacer International, Inc.  90,100                                    1,694
      USF Corp.  65,900                                                    2,191
    o Wabash National Corp.  78,200                                        1,987
                                                                         -------
                                                                          16,095
      UTILITIES: ELECTRIC & GAS 2.2%
      --------------------------------------------------------------------------
      American States Water Co.  37,650                                      872
    o Aquila, Inc.  477,000                                                2,027
      Avista Corp.  117,700                                                1,989


74 See financial notes.

      SCHWAB SMALL-CAP INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Black Hills Corp.  77,700                                            2,377
      California Water Service Group  41,900                               1,195
      CH Energy Group, Inc.  37,000                                        1,713
      Cleco Corp.  115,100                                                 2,066
    o El Paso Electric Co.  116,100                                        1,643
      The Empire District Electric Co.  56,700                             1,180
      The Laclede Group, Inc.  45,300                                      1,250
      MGE Energy, Inc.  44,900                                             1,397
      New Jersey Resources Corp.  65,800                                   2,508
      Northwest Natural Gas Co.  62,000                                    1,823
      Otter Tail Corp.  62,100                                             1,637
      PNM Resources, Inc.  97,700                                          2,851
    o Sierra Pacific Resources  282,200                                    1,998
      South Jersey Industries  32,200                                      1,328
      Southwest Gas Corp.  82,300                                          1,876
      UIL Holdings Corp.  34,300                                           1,549
      Unisource Energy Corp.  81,380                                       1,988
    o Veritas DGC, Inc.  81,300                                            1,661
                                                                         -------
                                                                          36,928

      SECURITY                                     FACE AMOUNT          VALUE
         RATE, MATURITY DATE                       ($ x 1,000)       ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.1% of net assets

      Bank of America, London
      Time Deposit
         0.50%, 05/03/04                                 1,234             1,234

      U.S. TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill,
         0.91%, 06/17/04                                   100               100

END OF INVESTMENTS.

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      6.1% of net assets

      OTHER INVESTMENT COMPANIES 6.1%
      --------------------------------------------------------------------------
      Securities Lending Investment
      Fund 102,581,873                                                   102,582

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                         See financial notes. 75

SCHWAB SMALL-CAP INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value
   (including $95,916 of securities of loan)                        $1,665,985 a
Collateral invested for securities on loan                             102,582
Receivables:
   Fund shares sold                                                        851
   Dividends                                                               840
   Investments sold                                                      1,956
   Income from securities on loan                                           37
Prepaid expenses                                                 +          34
                                                                 --------------
TOTAL ASSETS                                                         1,772,285

LIABILITIES
-------------------------------------------------------------------------------
Collateral invested for securities on loan                             102,582
Payables:
   Fund shares redeemed                                                  1,149
   Interest expenses                                                         3
   Due to brokers for futures                                               12
   Investment adviser and administrator fees                                27
   Transfer agent and shareholder service fees                              16
Accrued expenses                                                 +         139
                                                                 --------------
TOTAL LIABILITIES                                                      103,928


NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         1,772,285
TOTAL LIABILITIES                                                -     103,928
                                                                 --------------
NET ASSETS                                                          $1,668,357

NET ASSETS BY SOURCE
Capital received from investors                                      1,582,275
Net investment income not yet distributed                                2,697
Net realized capital losses                                            (66,304)
Net unrealized capital gains                                           149,689 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                       SHARES
SHARE CLASS                  NET ASSETS     /     OUTSTANDING      =        NAV
Investor Shares                $888,605                47,149            $18.85
Select Shares                  $779,752                41,323            $18.87

  Unless stated, all numbers x 1,000.

a The fund paid $1,516,272 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                   $615,312
    Sales/maturities            $655,715

  The fund's total security transactions with other SchwabFunds(R) during the period were $53,451.

b These derive from investments and futures. As of the report date, the fund had four open Russell 2000 futures contracts due to expire on June 23, 2003, with an aggregate contract value of $1,120 and net unrealized losses of $24.

FEDERAL TAX DATA
------------------------------------------------------
PORTFOLIO COST                             $1,519,526

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $339,192
Losses                                    +  (192,733)
                                          ------------
                                             $146,459
AS OF OCTOBER 31, 2003:

NET UNDISTRIBUTED EARNINGS:
Ordinary income                                $7,747
Long-term capital gains                           $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                         Loss amount
   2010                                       $86,072
   2011                                   +   198,098
                                          ------------
                                             $284,170


76 See financial notes.

SCHWAB SMALL-CAP INDEX FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $10,084 a
Interest                                                                    6
Securities on loan                                                +       318
                                                                  -----------
TOTAL INVESTMENT INCOME                                                10,408

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                221,213
Net realized gains on futures contracts                           +       114
                                                                  -----------
NET REALIZED GAINS                                                    221,327

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                 (158,311)
Net unrealized losses on futures contracts                        +       (77)
                                                                  -----------
NET UNREALIZED LOSSES                                                (158,388)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               2,548 b
Transfer agent and shareholder service fees:
   Investor Shares                                                      1,161 c
   Select Shares                                                          401 c
Trustees' fees                                                              7 d
Custodian fees                                                             83
Portfolio accounting fees                                                 125
Professional fees                                                          23
Registration fees                                                          29
Shareholder reports                                                        90
Interest expense                                                            2
Other expenses                                                    +         9
                                                                  -----------
Total expenses                                                          4,478
Expense reduction                                                 -        67 e
                                                                  -----------
NET EXPENSES                                                            4,411

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                10,408
NET EXPENSES                                                      -     4,411
                                                                  -----------
NET INVESTMENT INCOME                                                   5,997
NET REALIZED GAINS                                                    221,327 f
NET UNREALIZED LOSSES                                             +  (158,388) f
                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $68,936


  Unless stated, all numbers x 1,000.

a An additional $1 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.33% of the first
  $500 million and 0.28% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the transfer agent and shareholder service agent
  (Schwab). It reflects a guarantee by the investment adviser (CSIM) and Schwab to limit the operating expenses of this fund through February 28, 2005, as follows:

                                  % OF AVERAGE
  SHARE CLASS                 DAILY NET ASSETS
  --------------------------------------------
  Investor Shares                         0.60
  Select Shares                           0.42

  This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $62,939.


                                                         See financial notes. 77

SCHWAB SMALL-CAP INDEX FUND

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                                 $5,997             $11,374
Net realized gains or losses                         221,327            (193,979)
Net unrealized gains or losses                +     (158,388)            656,467
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                68,936             473,862

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                        5,423               7,507
Select Shares                                 +        5,624               7,345
                                              ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $11,047             $14,852 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                11/1/03-4/30/04           11/1/02-10/31/03
                             SHARES          VALUE      SHARES             VALUE
SHARES SOLD
Investor Shares               4,060        $79,002       6,678          $101,578
Select Shares             +   4,058         78,789       6,760            99,820
                          ------------------------------------------------------
TOTAL SHARES SOLD             8,118       $157,791      13,438          $201,398

SHARES REINVESTED
Investor Shares                 270         $5,073         522            $7,085
Select Shares             +     278          5,234         503             6,844
                          ------------------------------------------------------
TOTAL SHARES REINVESTED         548        $10,307       1,025           $13,929

SHARES REDEEMED
Investor Shares              (5,813)     ($112,882)    (12,997)        ($188,682)
Select Shares             +  (4,616)       (90,040)    (13,679)         (200,308)
                          ------------------------------------------------------
TOTAL SHARES REDEEMED       (10,429)     ($202,922)    (26,676)        ($388,990) b

NET TRANSACTIONS
IN FUND SHARES               (1,763)      ($34,824)    (12,213)        ($173,663)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                11/1/03-4/30/04           11/1/02-10/31/03
                             SHARES     NET ASSETS      SHARES        NET ASSETS
Beginning of period          90,235     $1,645,292     102,448        $1,359,945
Total increase or
decrease                  +  (1,763)        23,065     (12,213)          285,347 c
                          ------------------------------------------------------
END OF PERIOD                88,472     $1,668,357      90,235        $1,645,292 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                         $14,852
  Long-term capital gains                     $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

                      CURRENT     PRIOR
                       PERIOD    PERIOD
  Investor Shares        $39        $70
  Select Shares       +   13     +   39
                      ------     ------
  TOTAL                  $52       $109

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $2,697 and $7,747 at the end of the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  All Equity Portfolio            6.7%
  Growth Portfolio                7.3%
  Balanced Portfolio              4.6%
  Conservative Portfolio          1.7%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II             0.4%


78 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-     6/1/99 1-
INVESTOR SHARES                                       4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 17.48        14.35        16.62        22.49        20.87        20.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                0.09         0.16         0.16         0.15         0.16         0.07
   Net realized and unrealized gains or losses          1.01         3.14        (2.27)       (5.87)        1.56         0.80
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations      1.10         3.30        (2.11)       (5.72)        1.72         0.87
Less distributions:
   Dividends from net investment income                (0.16)       (0.17)       (0.16)       (0.15)       (0.10)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       18.42        17.48        14.35        16.62        22.49        20.87
                                                      ------------------------------------------------------------------------------
Total return (%)                                        6.35 2      23.24       (12.86)      (25.55)        8.23         4.35 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.56 3       0.53         0.40         0.40         0.41 4       0.40 3
   Gross operating expenses                             0.56 3       0.59         0.62         0.65         0.67         0.91 3
   Net investment income                                1.03 3       1.18         1.11         0.94         0.76         0.92 3
Portfolio turnover rate                                    0 2,5        3            2            2            2            1 2
Net assets, end of period ($ x 1,000,000)                564          469          263          224          218          136

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.

5 Portfolio turnover rate was less than 1%.


                                                         See financial notes. 79

SCHWAB TOTAL STOCK MARKET INDEX FUND

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-     11/1/01-     11/1/00-     11/1/99-    6/1/99 1-
SELECT SHARES                                         4/30/04*     10/31/03     10/31/02     10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 17.52        14.37        16.65        22.52        20.89        20.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                0.10         0.20         0.19         0.18         0.17         0.07
   Net realized and unrealized gains or losses          1.02         3.14        (2.29)       (5.87)        1.56         0.82
                                                      -----------------------------------------------------------------------------
   Total income or loss from investment operations      1.12         3.34        (2.10)       (5.69)        1.73         0.89
Less distributions:
   Dividends from net investment income                (0.19)       (0.19)       (0.18)       (0.18)       (0.10)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       18.45        17.52        14.37        16.65        22.52        20.89
                                                      ------------------------------------------------------------------------------
Total return (%)                                        6.41 2      23.50       (12.81)      (25.40)        8.30         4.45 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.39 3       0.36         0.27         0.27         0.28 4       0.27 3
   Gross operating expenses                             0.41 3       0.44         0.47         0.50         0.52         0.74 3
   Net investment income                                1.20 3       1.35         1.24         1.07         0.89         1.05 3
Portfolio turnover rate                                    0 2,5        3            2            2            2            1 2
Net assets, end of period ($ x 1,000,000)                514          429          264          257          262          149

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.

5 Portfolio turnover rate was less than 1%.


80 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND
PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

 ~  Security is valued at fair value
    (see Accounting Policies)

                                                          COST          VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 99.3%     COMMON STOCK                                1,045,219      1,069,956
  0.7%     SHORT-TERM INVESTMENT                           7,865          7,865
  0.0%     U.S. TREASURY
           OBLIGATION                                        425            425
  0.0%     RIGHTS                                            130              9
  0.0%     PREFERRED STOCK                                     4              4
  0.0%     WARRANTS                                          286              1
--------------------------------------------------------------------------------
100.0%     TOTAL INVESTMENTS                           1,053,929      1,078,260
  8.2%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                         88,539         88,539
(8.2)%     OTHER ASSETS AND
           LIABILITIES, NET                                             (88,682)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                           1,078,117

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.3% of net assets

      AEROSPACE / DEFENSE 1.5%
      --------------------------------------------------------------------------
    o Aerosonic Corp.  300                                                     2
    o Armor Holdings, Inc.  3,000                                             99
      The Boeing Co.  68,800                                               2,938
      Crane Co.  5,000                                                       154
    o DRS Technologies, Inc.  1,382                                           39
      EDO Corp.  900                                                          20
      Engineered Support Systems, Inc.  2,475                                120
    o EnPro Industries, Inc.  920                                             18
    o ESCO Technologies, Inc.  1,400                                          68
    o Esterline Technologies Corp.  2,900                                     72
      GenCorp, Inc.  2,500                                                    27
      General Dynamics Corp.  15,700                                       1,470
      Goodrich Corp.  8,404                                                  242
      Heico Corp., Class A  2,486                                             31
      Kaman Corp., Class A  1,300                                             16
    o KVH Industries, Inc.  1,300                                             18
    o L-3 Communications Holdings, Inc.  6,600                               408
      Lockheed Martin Corp.  37,052                                        1,767
      Northrop Grumman Corp.  15,016                                       1,490
      Raytheon Co.  32,400                                                 1,045
      Rockwell Automation, Inc.  15,700                                      513
      Rockwell Collins, Inc.  13,100                                         423
    o SatCon Technology Corp.  900                                             2
    o Teledyne Technologies, Inc.  12,157                                    231
      Textron, Inc.  11,800                                                  651
    o Timco Aviation Services, Inc.  80                                       --
    o Transtechnology Corp.  500                                               4
    o Trimble Navigation Ltd.  5,700                                         143
      United Technologies Corp.  42,034                                    3,626
    o Veeco Instruments, Inc.  3,500                                          80
                                                                     -----------
                                                                          15,717
      AIR TRANSPORTATION 1.0%
      --------------------------------------------------------------------------
    o AAR Corp.  2,500                                                        25
    o AirTran Holdings, Inc.  5,800                                           71
    o Alaska Air Group, Inc.  1,900                                           42
    o AMR Corp.  12,000                                                      136
    o ATA Holdings Corp.  1,200                                                9
    o Atlantic Coast Airlines Holdings, Inc.  1,600                           11
    o Aviall, Inc.  2,500                                                     41
    o Continental Airlines, Inc., Class B  5,000                              53
      Delta Air Lines, Inc.  8,500                                            53
    o EGL, Inc.  4,150                                                        77
    o ExpressJet Holdings, Inc.  3,000                                        38
      FedEx Corp.  28,263                                                  2,032
    o Hawk Corp., Class A  1,800                                               8
    o JetBlue Airways Corp.  5,475                                           152
   ~o Kellstrom Industries, Inc.  600                                         --
    o MAIR Holdings, Inc.  1,100                                              10


                                                         See financial notes. 81

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Mesa Air Group, Inc.  1,300                                              9
    o Northwest Airlines Corp., Class A  6,500                                61
      Sabre Holdings Corp.  12,401                                           293
      SkyWest, Inc.  4,000                                                    73
      Southwest Airlines Co.  60,725                                         867
      United Parcel Service, Inc.,
      Class B  91,480                                                      6,417
                                                                         -------
                                                                          10,478
      ALCOHOLIC BEVERAGES 0.4%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  2,500                                       164
      Anheuser-Busch Cos., Inc.  65,000                                    3,331
      Brown-Forman Corp., Class B  9,912                                     464
    o Constellation Brands, Inc., Class A  8,800                             292
    o National Beverage Corp.  7,400                                          67
    o The Robert Mondavi Corp., Class A  2,500                                90
                                                                         -------
                                                                           4,408
      APPAREL 0.5%
      --------------------------------------------------------------------------
      Brown Shoe Co., Inc.  3,300                                            121
      The Buckle, Inc.  1,000                                                 27
    o Carter's, Inc.  2,500                                                   75
    ~ Casual Male Corp.  1,100                                                --
    o Coach, Inc.  13,504                                                    575
    o Columbia Sportswear Co.  4,350                                         232
    o Finlay Enterprises, Inc.  1,000                                         19
    o Guess?, Inc.  2,700                                                     42
      Haggar Corp.  1,200                                                     24
    o Hampshire Group Ltd.  1,000                                             30
      Jones Apparel Group, Inc.  12,156                                      445
      K-Swiss, Inc., Class A  2,400                                           47
      Kellwood Co.  2,900                                                    115
      Kenneth Cole Productions, Inc.,
      Class A  3,100                                                         107
      Liz Claiborne, Inc.  18,600                                            653
    o Maxwell Shoe Co., Inc., Class A  1,000                                  23
      Nike, Inc., Class B  20,700                                          1,489
      Oshkosh B'Gosh, Inc., Class A  1,200                                    28
      Phillips-Van Heusen Corp.  1,800                                        33
      Polo Ralph Lauren Corp.  3,500                                         121
    o Quiksilver, Inc.  2,000                                                 43
      Reebok International Ltd.  8,000                                       291
      Russell Corp.  2,600                                                    43
      Saucony, Inc., Class B  1,900                                           40
    o Skechers USA, Inc., Class A  6,500                                      80
    o Stage Stores, Inc.  1,200                                               47
    o Steven Madden Ltd.  1,800                                               34
      Stride Rite Corp.  2,900                                                31
      Superior Uniform Group, Inc.  1,600                                     26
      Tandy Brands Accessories, Inc.  1,000                                   13
    o Tarrant Apparel Group  1,700                                             4
    o Timberland Co., Class A  1,400                                          88
    o Unifi, Inc.  1,900                                                       5
      VF Corp.  15,000                                                       692
      Wolverine World Wide, Inc.  5,200                                      140
                                                                         -------
                                                                           5,783
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B  1,300                                        39
    o Aftermarket Technology Corp.  2,511                                     38
    o American Axle & Manufacturing
      Holdings, Inc.  5,300                                                  204
      ArvinMeritor, Inc.  4,900                                              101
      Bandag, Inc.  3,200                                                    139
      BorgWarner, Inc.  2,700                                                221
      Carlisle Cos., Inc.  3,600                                             213
      Cascade Corp.  4,400                                                    92
    o Collins & Aikman Corp.  1,400                                            9
      Cooper Tire & Rubber Co.  6,400                                        137
    o CSK Auto Corp.  3,500                                                   65
      Cummins, Inc.  3,900                                                   233
      Dana Corp.  40,800                                                     823
      Danaher Corp.  12,000                                                1,110
      Delphi Corp.  45,600                                                   465
      Donaldson Co., Inc.  8,800                                             241
    o Dura Automotive Systems, Inc.,
      Class A  12,100                                                        152
      Eaton Corp.  12,600                                                    748
      Federal Screw Works  250                                                 9
      Ford Motor Co.  148,736                                              2,285
      General Motors Corp.  45,386                                         2,152
      Gentex Corp.  2,300                                                     90
      Genuine Parts Co.  13,500                                              483
      Goodyear Tire & Rubber Co.  10,000                                      87
    o Group 1 Automotive, Inc.  1,400                                         48


82 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
      Harley-Davidson, Inc.  25,500                                         1,436
    o Keystone Automotive Industries, Inc.  1,800                              47
      Lear Corp.  5,800                                                       352
      Lithia Motors, Inc., Class A  700                                        18
    o MarineMax, Inc.  800                                                     23
    o Midas, Inc.  1,300                                                       24
      Modine Manufacturing Co.  3,700                                         102
    o Monaco Coach Corp.  1,200                                                31
    o Monro Muffler Brake, Inc.  1,050                                         25
      Myers Industries, Inc.  2,346                                            33
    o Navistar International Corp.  4,400                                     199
      Oshkosh Truck Corp.  4,500                                              230
      Polaris Industries, Inc.  3,200                                         137
    o Rush Enterprises, Inc., Class B  500                                      7
      Sonic Automotive, Inc.  1,400                                            35
      Standard Motor Products, Inc.  2,000                                     29
    o Stoneridge, Inc.  1,700                                                  26
      Superior Industries International, Inc.  800                             27
    o TBC Corp.  1,100                                                         31
      Thor Industries, Inc.  2,000                                             56
      Titan International, Inc.  800                                            7
    o Tower Automotive, Inc.  2,300                                            12
      United Auto Group, Inc.  1,000                                           31
    o United Defense Industries, Inc.  900                                     31
    o UQM Technologies, Inc.  1,500                                             5
      Visteon Corp.  5,451                                                     59
      Winnebago Industries, Inc.  2,600                                        75
                                                                          -------
                                                                           13,272
      BANKS 7.2%
      ---------------------------------------------------------------------------
      ABC Bancorp  1,500                                                       29
      Abigail Adams National Bancorp  500                                       8
      Alabama National Bancorp  1,600                                          82
      AmSouth Bancorp.  28,403                                                625
      Anchor Bancorp Wisconsin, Inc.  3,100                                    75
      Arrow Financial Corp.  963                                               28
      Associated Banc-Corp.  5,146                                            211
      BancFirst Corp.  500                                                     28
      Bancorpsouth, Inc.  7,612                                               154
      Bank Mutual Corp.  6,168                                                 65
  (9) Bank of America Corp.  164,259                                       13,221
      Bank of Hawaii Corp.  3,500                                             153
      The Bank of New York Co., Inc.  62,000                                1,807
      Bank One Corp.  90,200                                                4,453
      BankAtlantic Bancorp, Inc., Class A  2,200                               34
      Banknorth Group, Inc.  12,174                                           373
      BB&T Corp.  43,886                                                    1,514
      Berkshire Bancorp, Inc.  1,200                                           68
      Boston Private Financial
      Holdings, Inc.  2,129                                                    50
      Brookline Bancorp, Inc.  2,405                                           34
      Bryn Mawr Bank Corp.  1,400                                              29
      BSB Bancorp, Inc.  900                                                   34
      Camden National Corp.  700                                               21
      Capital City Bank Group, Inc.  1,500                                     58
    o Capital Crossing Bank  1,000                                             49
      Capitol Bancorp Ltd.  1,500                                              38
      Capitol Federal Financial  6,920                                        223
      Cascade Bancorp  2,655                                                   45
      Cavalry Bancorp, Inc.  500                                                8
      CCBT Financial Cos., Inc.  200                                            7
    o Central Coast Bancorp  1,464                                             26
      Century Bancorp, Inc., Class A  800                                      26
      Chemical Financial Corp.  1,318                                          45
      Chittenden Corp.  1,818                                                  55
      Citizens Banking Corp. Michigan  2,090                                   64
      Citizens South Banking Corp.  1,000                                      13
      City Holding Co.  1,800                                                  55
      City National Corp.  3,100                                              191
      The Colonial BancGroup, Inc.  10,100                                    174
      Columbia Bancorp  700                                                    20
      Columbia Banking Systems, Inc.  1,859                                    42
      Comerica, Inc.  13,496                                                  697
      Commerce Bancorp, Inc. N.J.  5,660                                      323
      Commerce Bancshares, Inc.  12,093                                       543
      Community Bank System, Inc.  1,400                                       28
      Community First Bankshares, Inc.  2,000                                  64
      Community Trust Bancorp, Inc.  2,261                                     66
      Compass Bancshares, Inc.  11,400                                        437
      Corus Bankshares, Inc.  1,000                                            38
      Cullen/Frost Bankers, Inc.  3,300                                       143
      Dime Community Bancshares, Inc.  3,375                                   58


                                                         See financial notes. 83

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
      Doral Financial Corp.  9,900                                            325
      Exchange National Bancshares, Inc.  750                                  23
      Fifth Third Bancorp  45,588                                           2,446
      First Bancorp Puerto Rico  2,100                                         77
      First Busey Corp., Class A  1,000                                        27
      First Charter Corp.  3,500                                               72
      First Citizens BancShares, Inc.,
      Class A  300                                                             37
      First Commonwealth Financial Corp.  2,100                                30
      First Federal Capital Corp.  2,500                                       64
      First Financial Bancorp  1,839                                           31
      First Financial Bancshares, Inc.  1,500                                  62
      First Horizon National Corp.  10,800                                    475
      First M & F Corp.  1,000                                                 34
      First Merchants Corp.  1,041                                             24
      First Midwest Bancorp, Inc. Illinois  3,125                             105
    o First National Bankshares of
      Florida, Inc.  5,939                                                    109
      First Niagra Financial Group, Inc.  3,104                                39
      First Oak Brook Bancshares, Inc.  1,500                                  44
      First of Long Island Corp.  2,000                                        93
      First Republic Bank  1,300                                               50
      Firstfed America Bancorp, Inc.  2,000                                    49
    o FirstFed Financial Corp.  2,900                                         117
      FirstMerit Corp.  7,300                                                 172
      FNB Corp.  2,639                                                         52
      Franklin Financial Corp. Tennessee  700                                  22
      Frontier Financial Corp.  700                                            23
      Fulton Financial Corp.  8,150                                           168
      GA Financial, Inc.  1,100                                                38
      Gold Banc Corp., Inc.  1,400                                             23
      Great Southern Bancorp, Inc.  700                                        35
      Greater Bay Bancorp  5,406                                              153
      Hancock Holding Co.  2,100                                               59
      Harbor Florida Bancshares, Inc.  1,100                                   30
      Harleysville National Corp.  1,102                                       29
      Hibernia Corp., Class A  16,900                                         368
      Home Federal Bancorp  800                                                22
      Horizon Financial Corp.  2,156                                           36
      Hudson City Bancorp, Inc.  19,100                                       646
      Hudson United Bancorp  5,740                                            205
      Huntington Bancshares, Inc.  18,290                                     391
      Independent Bank Corp.  1,000                                            27
      Integra Bank Corp.  1,225                                                25
      Interchange Financial Services
      Corp.  1,050                                                             24
    o Internet Capital Group, Inc.  7,000                                       2
      Irwin Financial Corp.  3,700                                             88
      J.P. Morgan Chase & Co.  167,080                                      6,282
      KeyCorp, Inc.  34,300                                                 1,019
      Lakeland Financial Corp.  1,100                                          34
      M&T Bank Corp.  8,962                                                   762
      MAF Bancorp., Inc.  1,648                                                67
      Main Street Banks, Inc.  1,000                                           27
      MainSource Financial Group, Inc.  1,575                                  34
      Marshall & Ilsley Corp.  19,150                                         704
      MASSBANK Corp.  1,500                                                    53
      Mellon Financial Corp.  35,800                                        1,061
      Mercantile Bankshares Corp.  5,574                                      239
      Merchants Bancshares, Inc.  750                                          21
      Mid-State Bancshares  3,500                                              79
      Midwest Banc Holdings, Inc.  1,300                                       30
      Movie Gallery, Inc.  4,025                                               78
      Nara Bancorp, Inc.  2,000                                                58
      National City Corp.  49,100                                           1,702
      National Commerce Financial
      Corp.  17,450                                                           464
      National Penn Bancshares, Inc.  906                                      27
      NBT Bancorp., Inc.  1,400                                                29
      Net.B@nk, Inc.  3,300                                                    36
      NewMil Bancorp, Inc.  1,000                                              29
      North Fork Bancorp., Inc.  11,000                                       408
      North Valley Bancorp  1,500                                              25
      Northern Trust Corp.  18,500                                            782
      OceanFirst Financial Corp.  1,050                                        23
      Old National Bancorp.  5,947                                            142
      Omega Financial Corp.  1,000                                             33
      Oriental Financial Group  1,512                                          43
      Park National Corp.  805                                                 93
      Patriot Bank Corp.  550                                                  15
      Pennfed Finance Services, Inc.  2,000                                    60
      Peoples Bank-Bridgeport  5,500                                          232
      Peoples Financial Corp.  3,000                                           54
      PFF Bancorp, Inc.  1,120                                                 42


84 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
      PNC Financial Services Group,
      Inc.  22,200                                                          1,179
      Popular, Inc.  13,400                                                   563
      Prosperity Bancshares, Inc.  2,400                                       56
      Provident Bankshares Corp.  2,382                                        67
      Provident Financial Group, Inc.  4,600                                  181
      Quaker City Bancorp, Inc.  1,250                                         68
      Regions Financial Corp.  16,900                                         587
      Republic Bancorp, Inc.  5,669                                            74
      Republic Bancorp, Inc., Class A  1,575                                   30
      Riggs National Corp.  2,000                                              36
      S&T Bancorp, Inc.  1,400                                                 40
    o S1 Corp.  12,930                                                        104
      Sandy Spring Bancorp, Inc.  2,900                                       104
      Seacoast Banking Corp. of Florida  1,980                                 39
      Second Bancorp., Inc.  900                                               27
      Shore Bancshares, Inc.  500                                              15
    o Silicon Valley Bancshares  2,200                                         76
      Simmons First National Corp.,
      Class A  1,000                                                           26
      Sky Financial Group, Inc.  7,376                                        176
      The South Financial Group, Inc.  5,500                                  152
      SouthTrust Corp.  26,054                                                810
      Southwest Bancorp of Texas, Inc.  1,500                                  61
      Southwest Bancorp, Inc.  3,300                                           54
      State Bancorp, Inc.  840                                                 19
      State Street Corp.  25,500                                            1,244
      Sterling Bancorp  1,523                                                  42
      Sterling Bancshares, Inc.  2,100                                         27
    o Sterling Financial Corp.  2,926                                          97
      Suffolk Bancorp  2,400                                                   79
    o Sun Bancorp, Inc. N.J.  3,307                                            65
      SunTrust Banks, Inc.  23,200                                          1,579
      Susquehanna Bancshares, Inc.  2,700                                      63
      SY Bancorp, Inc.  1,400                                                  31
      Synovus Financial Corp.  24,600                                         587
      TCF Financial Corp.  6,800                                              337
      Texas Regional Bancshares, Inc.,
      Class A  1,551                                                           65
      Timberland Bancorp, Inc.  1,000                                          22
      Tompkins Trustco, Inc.  770                                              36
      TriCo Bancshares  200                                                     7
      The Trust Co. of New Jersey  3,000                                      111
      Trustco Bank Corp.  2,857                                                36
      Trustmark Corp.  4,300                                                  114
      U.S. Bancorp  156,031                                                 4,001
      UCBH Holdings, Inc.  4,700                                              174
      UMB Financial Corp.  1,787                                               90
      Umpqua Holdings Corp.  343                                                7
      Union Bankshares Corp.  700                                              22
      Union Planters Corp.  15,950                                            443
      UnionBanCal Corp.  22,600                                             1,208
      United Bankshares, Inc.  4,400                                          132
      Unizan Financial Corp.  1,371                                            33
      USB Holding Co., Inc.  1,777                                             37
      Valley National Bancorp  6,757                                          175
      Wachovia Corp.  106,036                                               4,851
      Washington Trust Bancorp, Inc.  1,000                                    26
      Wells Fargo & Co.  137,577                                            7,768
      WesBanco, Inc.  3,200                                                    91
      West Coast Bancorp  1,200                                                26
      Westamerica Bancorp.  1,700                                              83
      WestCorp., Inc.  4,707                                                  208
      Whitney Holding Corp.  4,450                                            182
      Wilmington Trust Corp.  5,700                                           198
      Wintrust Financial Corp.  1,800                                          85
      WSFS Financial Corp.  1,000                                              48
      Zions Bancorp.  7,700                                                   435
                                                                          -------
                                                                           77,799
      BUSINESS MACHINES & SOFTWARE 7.4%
      ---------------------------------------------------------------------------
    o 3Com Corp.  17,900                                                      110
    o 3D Systems Corp.  1,400                                                  17
    o Adaptec, Inc.  5,700                                                     45
      Adobe Systems, Inc.  17,500                                             723
    o Advanced Digital Information Corp.  2,600                                27
      Analogic Corp.  5,200                                                   246
    o Apple Computer, Inc.  31,200                                            803
    o Arbitron, Inc.  2,120                                                    79
    o Artesyn Technologies, Inc.  1,100                                        10
    o Ascential Software Corp.  2,912                                          49
      Autodesk, Inc.  8,400                                                   281
    o Avici Systems, Inc.  375                                                  4
    o Avocent Corp.  13,963                                                   448
    o BEA Systems, Inc.  30,400                                               347

                                                         See financial notes. 85

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Black Box Corp.  5,200                                                 265
    o BMC Software, Inc.  19,000                                             329
    o Borland Software Corp.  3,000                                           25
    o Cisco Systems, Inc.  556,469                                        11,613
    o Cognitronics Corp.  2,600                                               10
    o Compuware Corp.  19,900                                                152
    o Comverse Technology, Inc.  13,400                                      219
    o Concurrent Computer Corp.  3,000                                         6
    o CoSine Communications, Inc.  730                                         4
    o Dell, Inc.  206,800                                                  7,178
      Diebold, Inc.  5,300                                                   244
    o Digital Lightwave, Inc.  1,300                                           1
    o EMC Corp.  194,186                                                   2,167
    o Enterasys Networks, Inc.  8,500                                         18
      Fair Isaac Corp.  7,744                                                261
    o Flow International Corp.  900                                            2
    o Foundry Networks, Inc.  9,300                                          105
    o Gateway, Inc.  11,800                                                   57
    o General Binding Corp.  500                                               7
    o Hanger Orthopedic Group, Inc.  5,400                                    88
      Hewlett-Packard Co.  246,916                                         4,864
      IKON Office Solutions, Inc.  8,500                                      95
    o Imagistics International, Inc.  2,840                                  115
    o Immersion Corp.  800                                                     4
    o Input/Output, Inc.  3,400                                               27
    o Integrated Device Technology, Inc.  4,200                               56
    o Intellisync Corp.  1,500                                                 4
    o Intergraph Corp.  9,700                                                245
    o Interland, Inc.  510                                                     2
      International Business Machines
      Corp.  136,850                                                      12,066
    o InterVoice, Inc.  1,678                                                 21
    o Interwoven, Inc.  5,925                                                 50
    o Invision Technologies, Inc.  1,500                                      75
      Iomega Corp.  12,400                                                    63
    o Juniper Networks, Inc.  33,065                                         723
      Landamerica Financial Group, Inc.  5,800                               239
    o Lantronix, Inc.  1,900                                                   3
    o Lawson Software, Inc.  8,000                                            57
    o Lexmark International, Inc.,
      Class A  10,900                                                        986
    o LTX Corp.  1,900                                                        21
    o Maxtor Corp.  17,748                                                   116
    o McData Corp., Class A  2,617                                            14
      Microchip Technology, Inc.  16,475                                     462
    o Micromuse, Inc.  2,900                                                  19
    o MICROS Systems, Inc.  5,500                                            241
 =(2) Microsoft Corp.  872,760                                            22,666
    o MIPS Technology, Inc., Class A  1,100                                    7
    o MSC.Software Corp.  1,800                                               17
    o NCR Corp.  11,900                                                      532
    o Network Appliance, Inc.  27,500                                        512
    o Novell, Inc.  25,600                                                   247
    o Oracle Corp.  420,000                                                4,712
    o PalmOne, Inc.  1,569                                                    26
    o PalmSource, Inc.  2,500                                                 52
    o Peregrine Systems, Inc.  144                                             3
      Pitney Bowes, Inc.  20,000                                             875
    o Precis, Inc.  1,200                                                      4
    o Printronix, Inc.  2,400                                                 33
    o Read-Rite Corp.  1,180                                                  --
    o Roxio, Inc.  724                                                         3
    o Sandisk Corp.  11,000                                                  254
    o Scansource, Inc.  600                                                   33
   ~o Seagate Escrow Security  7,500                                           2
    o Siebel Systems, Inc.  25,100                                           258
    o Silicon Graphics, Inc.  4,800                                            9
    o SoftBrands, Inc.  671                                                    1
    o Storage Technology Corp.  14,400                                       378
   ~o StorageNetworks, Inc.  2,100                                            --
    o Sun Microsystems, Inc.  248,230                                        968
    o Sybase, Inc.  19,036                                                   326
    o Tech Data Corp.  5,300                                                 180
    o The Titan Corp.  6,381                                                 123
      Total System Services, Inc.  16,300                                    362
    o Ultimate Electronics, Inc.  400                                          2
    o Unisys Corp.  25,600                                                   334
    o Versata, Inc.  9                                                        --
    o Vitria Technology, Inc.  925                                             3
    o Xerox Corp.  63,200                                                    849
    o Zhone Technologies, Inc.  1,000                                          3
                                                                         -------
                                                                          80,282


86 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BUSINESS SERVICES 5.3%
      --------------------------------------------------------------------------
    o 4Kids Entertainment, Inc.  3,500                                      76
      Aaron Rents, Inc., Class A  1,450                                     37
      ABM Industries, Inc.  4,900                                           90
    o Actuate Corp.  2,300                                                   8
    o Administaff, Inc.  2,800                                              49
    o Advent Software, Inc.  4,100                                          77
    o The Advisory Board Co.  1,000                                         35
      Advo, Inc.  4,050                                                    127
    o Aether Systems, Inc.  1,100                                            4
    o Affiliated Computer Services, Inc.,
      Class A  12,000                                                      582
    o Affymetrix, Inc.  2,300                                               70
    o Agile Software Corp.  1,900                                           14
    o Akamai Technologies, Inc.  8,938                                     106
    o The Allied Defense Group, Inc.  500                                   10
    o Allied Waste Industries, Inc.  26,600                                335
      Ambassadors International, Inc.  1,700                                22
    o America Online Latin America, Inc.,
      Class A  2,500                                                         2
    o American Locker Group, Inc.  500                                       6
    o American Management
      Systems, Inc.  4,200                                                  81
    o American Superconductor Corp.  700                                     9
    o AMN Healthcare Services, Inc.  4,110                                  67
    o Analysts International Corp.  2,400                                    7
      Angelica Corp.  2,500                                                 58
    o Ansoft Corp.  2,300                                                   32
    o answerthink, Inc.  1,700                                              12
    o Ansys, Inc.  1,700                                                    63
    o Anteon International Corp.  2,000                                     62
    o Apollo Group, Inc., Class A  14,550                                1,322
      Aramark Corp., Class B  9,300                                        266
    o Arena Pharmaceuticals, Inc.  800                                       5
    o Ariba, Inc.  9,200                                                    20
    o Art Technology Group, Inc.  2,200                                      3
    o Artistdirect, Inc.  1,000                                             --
    o Ask Jeeves, Inc.  4,400                                              156
    o Aspen Technology, Inc.  6,000                                         39
    o At Road, Inc.  4,400                                                  37
    o Atari, Inc.  1,600                                                     5
      Automatic Data Processing,
      Inc.  48,100                                                       2,107
    o Barra, Inc.  3,250                                                   133
    o BearingPoint, Inc.  7,100                                             71
    o BindView Development Corp.  1,700                                      5
    o The BISYS Group, Inc.  9,000                                         131
    o Blue Coat Systems, Inc.  340                                          15
    o Blue Martini Software, Inc.  285                                       1
    o Bottomline Technologies, Inc.  2,000                                  19
      Bowne & Co., Inc.  4,200                                              71
    o Braun Consulting, Inc.  1,300                                          4
    o Bright Horizons Family
      Solutions, Inc.  1,300                                                58
      The Brink's Co.  5,600                                               155
    o BroadVision, Inc.  1,090                                               4
    o Brocade Communications
      Systems, Inc.  21,000                                                112
    o BSQUARE Corp.  1,600                                                   2
    o CACI International, Inc., Class A  4,100                             187
    o Career Education Corp.  8,614                                        551
    o Carreker Corp.  3,700                                                 27
    o Casella Waste Systems, Inc.,
      Class A  2,500                                                        36
    o Catalina Marketing Corp.  5,900                                       98
    o Catapult Communications Corp.  1,600                                  30
      CDI Corp.  3,700                                                     119
      CDW Corp.  6,800                                                     425
    o Cell Genesys, Inc.  1,500                                             17
    o Cendant Corp.  80,220                                              1,900
    o Centra Software, Inc.  2,400                                           6
    o Ceridian Corp.  19,500                                               417
    o Cerner Corp.  1,700                                                   73
      Certegy, Inc.  4,150                                                 149
    o Charles River Associates, Inc.  2,500                                 81
    o Checkfree Corp.  5,400                                               162
    o Chindex International, Inc.  2,200                                    22
    o ChoicePoint, Inc.  6,900                                             303
    o Chordiant Software, Inc.  1,100                                        4
    o Ciber, Inc.  1,900                                                    17
    o Cintas Corp.  12,850                                                 578
    o Citrix Systems, Inc.  20,000                                         381
    o Clarent Corp.  1,545                                                  --
    o Clarus Corp.  1,200                                                   13
    o Click Commerce, Inc.  320                                              2
    o Closure Medical Corp.  3,400                                          88


                                                         See financial notes. 87

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Cognizant Technology Solutions
      Corp.  5,300                                                         229
    o Com21, Inc.  1,400                                                    --
    o Comarco, Inc.  500                                                     4
    o Commerce One, Inc.  730                                                1
      Computer Associates
      International, Inc.  47,226                                        1,266
    o Computer Sciences Corp.  16,238                                      664
    o Concord Communications, Inc.  1,600                                   20
    o Connetics Corp.  3,400                                                66
    o Convergys Corp.  10,500                                              152
    o Copart, Inc.  6,550                                                  124
    o Corillian Corp.  2,000                                                 9
    o Corinthian Colleges, Inc.  9,200                                     282
    o Corio, Inc.  1,400                                                     4
    o Cornell Cos., Inc.  2,100                                             25
    o Corporate Executive Board Co.  2,700                                 139
    o Correctional Services Corp.  2,000                                     5
    o CoStar Group, Inc.  800                                               32
      Courier Corp.  4,200                                                 171
    o Covansys Corp.  5,000                                                 70
    o Credit Acceptance Corp.  2,400                                        34
    o Cross Country Healthcare, Inc.  1,600                                 26
    o Cross Media Marketing Corp.  1,391                                    --
    o CSG Systems International, Inc.  5,400                                91
    o CuraGen Corp.  2,100                                                  12
   ~o CycleLogic, Inc.  2                                                   --
    o Daleen Technologies, Inc.  800                                        --
    o Datastream Systems, Inc.  1,300                                        9
      Deluxe Corp.  3,800                                                  157
    o Dendrite International, Inc.  3,600                                   62
    o DeVry, Inc.  4,800                                                   138
    o Digimarc Corp.  3,500                                                 40
    o Digital Insight Corp.  2,300                                          44
    o Digital River, Inc.  2,100                                            54
    o Digitalthink, Inc.  1,300                                              3
    o Digitas, Inc.  4,000                                                  40
    o Diversa Corp.  1,100                                                  10
   ~o Divine, Inc., Class A  161                                            --
    o DoubleClick, Inc.  10,737                                             87
    o DST Systems, Inc.  8,100                                             358
    o Dun & Bradstreet Corp.  16,000                                       836
    o Dyax Corp.  2,000                                                     28
    o E.piphany, Inc.  2,100                                                 9
    o Earthlink, Inc.  11,850                                              109
    o eBay, Inc.  52,924                                                 4,224
    o Echelon Corp.  3,700                                                  40
    o Eclipsys Corp.  1,800                                                 25
    o Edgewater Technology, Inc.  767                                        5
    o Education Management Corp.  5,900                                    209
    o eFunds Corp.  5,002                                                   80
      Electronic Data Systems Corp.  39,100                                715
    o eLoyalty Corp.  190                                                    1
    o Embarcadero Technologies, Inc.  2,900                                 37
    o Encysive Pharmaceuticals, Inc.  2,600                                 26
    o Engage, Inc.  4,900                                                   --
      Ennis Business Forms, Inc.  4,500                                     67
    o Entrust, Inc.  2,800                                                  13
    o EPIQ Systems, Inc.  1,550                                             22
    o ePresence, Inc.  2,700                                                11
      Equifax, Inc.  11,800                                                289
    o eResearch Technology, Inc.  3,750                                    118
    o Exelixis, Inc.  1,800                                                 16
    o Exponent, Inc.  3,000                                                 75
    o Exult, Inc.  4,100                                                    25
    o Ezenia!, Inc.  1,000                                                  --
    o F5 Networks, Inc.  3,300                                              84
      Factset Research Systems, Inc.  2,500                                 99
    o Falcon Products, Inc.  1,500                                           7
    o FalconStor Software, Inc.  1,200                                       8
    o Fargo Electronics, Inc.  2,000                                        19
    o FileNet Corp.  3,800                                                 104
    o First Consulting Group, Inc.  1,800                                   10
      First Data Corp.  71,932                                           3,265
    o Firstwave Technologies, Inc.  1,000                                    3
    o Fiserv, Inc.  15,300                                                 559
    o Five Star Quality Care, Inc.  135                                      1
    o Forrester Research, Inc.  4,100                                       71
    o Freemarkets, Inc.  3,300                                              23
      Friedman Billings Ramsey Group, Inc.,
      Class A  12,080                                                      224
    o FTI Consulting, Inc.  2,700                                           44


88 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
      G&K Services, Inc., Class A  3,700                                      140
    o Gartner, Inc., Class A  9,000                                           107
    o Genaissance Pharmaceuticals, Inc.  1,800                                  7
    o Genencor International, Inc.  14,000                                    203
   ~o GenesisIntermedia, Inc.  1,200                                           --
    o Gentiva Health Services, Inc.  3,250                                     48
   ~o Genuity, Inc., Class A  280                                              --
    o Geoworks Corp.  800                                                      --
    o Global Imaging Systems, Inc.  2,100                                      73
      Global Payments, Inc.  8,520                                            409
    o GP Strategies Corp.  1,500                                               10
      Grey Global Group, Inc.  200                                            145
      GTECH Holdings Corp.  4,700                                             286
      H&R Block, Inc.  21,300                                                 961
    o HA-LO Industries, Inc.  2,100                                            --
    o Hall, Kinion & Associates, Inc.  900                                      4
    o Heidrick & Struggles
      International, Inc.  3,100                                               77
    o Hewitt Associates, Inc., Class A  7,000                                 216
    o Hudson Highland Group, Inc.  360                                         11
    o Hyperion Solutions Corp.  2,850                                         109
    o I-Many, Inc.  1,300                                                       2
   ~o iBEAM Broadcasting Corp.  290                                            --
    o ICOS Corp.  2,700                                                        86
    o ICT Group, Inc.  500                                                      6
    o Identix, Inc.  1,600                                                     10
    o IDT Corp.  4,200                                                         78
    o IDX Systems Corp.  4,000                                                127
    o iGate Corp.  1,300                                                        7
      IMS Health, Inc.  19,300                                                487
    o InFocus Corp.  1,600                                                     13
    o Infonet Services Corp., Class B  11,200                                  21
    o Informatica Corp.  6,700                                                 49
    o Inforte Corp.  3,700                                                     40
    o Infospace, Inc.  3,872                                                  127
    o infoUSA, Inc.  2,300                                                     21
    o Innodata Corp.  2,400                                                     8
    o Interactive Intelligence, Inc.  1,000                                     5
    o Intercept, Inc.  1,500                                                   22
    o Internap Network Services Corp.  4,600                                    8
    o Internet Security Systems  4,600                                         61
    o Interpublic Group of Cos., Inc.  31,144                                 489
    o Intrado, Inc.  3,600                                                     62
    o Intuit, Inc.  16,715                                                    710
    o Invitrogen Corp.  3,629                                                 262
    o Iron Mountain, Inc.  6,525                                              297
    o The IT Group, Inc.  1,900                                                --
    o ITT Educational Services, Inc.  6,000                                   242
      Jack Henry & Associates, Inc.  6,300                                    115
    o Jacobs Engineering Group, Inc.  3,800                                   159
    o JDA Software Group, Inc.  2,000                                          26
      John H. Harland Co.  3,500                                              108
    o Kana Software, Inc.  528                                                  1
    o Keane, Inc.  3,960                                                       56
    o Keith Cos., Inc.  3,000                                                  43
      Kelly Services, Inc., Class A  3,200                                     95
    o Kinder Morgan Management LLC  3,151                                     117
    o Korn/Ferry International  3,600                                          54
    o Kroll, Inc.  1,900                                                       56
    o Kronos, Inc.  1,875                                                      68
    o Lamar Advertising Co.  6,700                                            275
    o Learning Tree International, Inc.  1,400                                 22
    o Liberate Technologies  5,900                                             17
    o Lightbridge, Inc.  2,200                                                 14
    o LookSmart Ltd.  2,400                                                     5
    o Luminex Corp.  800                                                        8
    o Macrovision Corp.  3,100                                                 52
    o Magma Design Automation, Inc.  1,700                                     32
    o Management Network Group, Inc.  2,400                                     7
    o Manhattan Associates, Inc.  1,300                                        35
      Manpower, Inc.  6,991                                                   328
    o Manugistics Group, Inc.  2,300                                           12
    o MAPICS, Inc.  1,000                                                       8
    o Mapinfo Corp.  525                                                        6
    o Marimba, Inc.  7,000                                                     57
    o Matria Healthcare, Inc.  1,200                                           23
    o Matrixone, Inc.  1,700                                                   10
    o MAXIMUS, Inc.  1,700                                                     60
    o Maxygen, Inc.  1,500                                                     16
    o MCSi, Inc.  1,248                                                        --
    o Mechanical Technology, Inc.  1,800                                       10


                                                         See financial notes. 89

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                         VALUE
      SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
    o Medical Staffing Network
      Holdings, Inc.  1,300                                                    10
    o MemberWorks, Inc.  4,500                                                133
    o Mentor Graphics Corp.  5,700                                             95
    o Mercury Interactive Corp.  3,300                                        140
    o Meta Group, Inc.  1,100                                                   6
    o MetaSolv, Inc.  2,800                                                     8
    o Metricom, Inc.  1,400                                                    --
    o Metro One Telecommunications  4,400                                       8
    o Michael Baker Corp.  500                                                  6
    o MicroStrategy, Inc., Class A  856                                        41
    o Microvision, Inc.  900                                                    8
    o Millenium Cell, Inc.  2,200                                               5
    o Mindspeed Technologies, Inc.  7,598                                      39
    o Moldflow Corp.  300                                                       3
    o Monster Worldwide, Inc.  9,800                                          251
    o MPS Group, Inc.  8,100                                                   89
    o MRO Software, Inc.  3,900                                                52
    o Multi-Color Corp.  750                                                   14
    o Napro Biotherapeutics, Inc.  1,200                                        3
    o Nassda Corp.  500                                                         3
      National Instruments Corp.  5,675                                       173
    o National Processing, Inc.  3,200                                         79
      Nautilus Group, Inc.  4,125                                              66
    o Navigant Consulting, Inc.  2,500                                         44
    o NCO Group, Inc.  2,701                                                   61
      NDCHealth Corp.  1,900                                                   43
    o NeighborCare, Inc.  12,500                                              289
    o Neoforma, Inc.  1,500                                                    20
    o Neon Systems, Inc.  2,400                                                 8
    o NeoRx Corp.  400                                                          1
   ~o Netcentives, Inc.  2,000                                                 --
    o Netegrity, Inc.  1,500                                                   13
    o NetIQ Corp.  7,704                                                       99
    o Netratings, Inc.  3,000                                                  36
    o Netscout Systems, Inc.  1,800                                            12
    o Netsolve, Inc.  1,600                                                    15
    o Network Associates, Inc.  11,945                                        187
    o Network Commerce, Inc.  140                                              --
      New England Business Service, Inc.  2,300                                80
      Newcastle Investment Corp.  2,200                                        59
    o NMS Communications Corp.  1,500                                          12
    o Nuance Communications, Inc.  1,000                                        5
    o NYFIX, Inc.  750                                                          4
      Omnicom Group, Inc.  14,300                                           1,137
    o On Assignment, Inc.  1,700                                                9
    o OneSource Information
      Services, Inc.  3,800                                                    33
    o Onyx Software Corp.  350                                                  1
    o Openwave Systems, Inc.  5,271                                            45
    o Opnet Technologies, Inc.  3,600                                          53
    o Opsware, Inc.  800                                                        6
    o Option Care, Inc.  1,500                                                 22
    o Orbital Sciences Corp.  2,600                                            34
    o Pac-West Telecomm, Inc.  1,900                                            2
    o Packeteer, Inc.  1,100                                                   13
    o Paradigm Genetics, Inc.  400                                             --
    o Parametric Technology Corp.  9,700                                       44
    o Paxar Corp.  2,300                                                       38
      Paychex, Inc.  29,900                                                 1,115
    o PC-Tel, Inc.  1,400                                                      16
    o PDI, Inc.  2,900                                                         74
    o Pec Solutions, Inc.  1,000                                               12
    o Pegasus Solutions, Inc.  3,900                                           42
    o PeopleSoft, Inc.  29,693                                                501
    o Per-Se Technologies, Inc.  10,000                                       107
    o Perot Systems Corp., Class A  9,100                                     121
    o Phoenix Technologies Ltd.  1,300                                          7
    o Pixar, Inc.  5,600                                                      382
    o PLATO Learning, Inc.  1,433                                              13
    o Polycom, Inc.  9,200                                                    176
      Pomeroy IT Solutions, Inc.  2,100                                        29
    o Portal Software, Inc.  1,220                                              7
    o Pre-Paid Legal Services, Inc.  3,600                                     90
    o PRG-Schultz International, Inc.  2,500                                   12
    o Priceline.com, Inc.  1,483                                               36
    o Progress Software Corp.  4,200                                           86
    o ProQuest Co.  1,700                                                      45
    o ProsoftTraining  900                                                      1
    o QRS Corp.  1,450                                                          8
    o Quality Systems, Inc.  900                                               39
    o Quest Software, Inc.  5,000                                              56
   ~o Quintus Corp.  1,500                                                      1


90 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Quixote Corp.  1,300                                                    25
    o Quovadx, Inc.  2,600                                                     6
    o R.H. Donnelley Corp.  2,000                                             91
    o Radiant Systems, Inc.  1,300                                             6
    o RealNetworks, Inc.  6,000                                               35
    o Red Hat, Inc.  7,100                                                   161
    o Redback Networks, Inc.  8,076                                           44
    o Register.com  1,296                                                      7
    o RemedyTemp, Inc., Class A  1,200                                        15
    o Renaissance Learning, Inc.  2,100                                       47
      Republic Services, Inc.  17,700                                        510
    o Resources Connection, Inc.  600                                         24
    o Retek, Inc.  3,843                                                      27
      The Reynolds & Reynolds Co.,
      Class A  5,000                                                         143
    o Robert Half International, Inc.  7,500                                 205
    o Ross Systems, Inc.  1,000                                               18
      Roto-Rooter, Inc.  1,200                                                58
      RPC, Inc.  3,400                                                        44
    o RSA Security, Inc.  5,000                                               80
    o Rural Cellular Corp., Class A  1,200                                    10
    o Saba Software, Inc.  500                                                 2
    o SafeNet, Inc.  2,770                                                    60
    o Sagent Technology, Inc.  1,500                                          --
    o Sapient Corp.  9,100                                                    51
    o Seachange International, Inc.  3,350                                    39
    o Secure Computing Corp.  3,200                                           31
    o Seebeyond Technology Corp.  3,100                                       12
    o Selectica, Inc.  1,900                                                   8
    o Sequenom, Inc.  1,600                                                    3
    o Serena Software, Inc.  4,600                                            82
      The ServiceMaster Co.  22,900                                          278
    o SFBC International, Inc.  1,000                                         37
    o Sirius Satellite Radio, Inc.  1,200                                      4
    o Sitel Corp.  2,800                                                       8
    o Sonic Foundry, Inc.  600                                                 1
   ~o SONICblue, Inc.  2,600                                                  --
    o SonicWALL, Inc.  4,900                                                  35
    o SourceCorp  3,600                                                       93
      Spartech Corp.  4,200                                                   96
    o Spherion Corp.  1,830                                                   18
    o SportsLine.com, Inc.  2,300                                              2
    o SPSS, Inc.  3,200                                                       46
      SS&C Technologies, Inc.  11,100                                        256
      The Standard Register Co.  4,100                                        60
      Startek, Inc.  1,400                                                    45
    o Stericycle, Inc.  2,200                                                105
    o Stratasys, Inc.  1,350                                                  28
      Strayer Education, Inc.  700                                            87
    o SumTotal Systems, Inc.  463                                              3
    o Sungard Data Systems, Inc.  23,900                                     623
    o SupportSoft, Inc.  4,800                                                47
    o Sycamore Networks, Inc.  18,200                                         67
    o Sylvan Learning Systems, Inc.  4,700                                   166
    o Symantec Corp.  28,400                                               1,279
    o Symyx Technologies, Inc.  1,300                                         33
    o Synopsys, Inc.  13,684                                                 366
    o Synplicity, Inc.  1,200                                                  9
      Syntel, Inc.  2,500                                                     50
      Talx Corp.  1,700                                                       40
    o Telecommunication Systems, Inc.,
      Class A  1,300                                                           7
    o TeleTech Holdings, Inc.  5,000                                          31
    o Tetra Tech, Inc.  12,031                                               200
    o Tetra Technologies, Inc.  3,700                                         88
    o TIBCO Software, Inc.  16,000                                           120
    o Tier Technologies, Inc., Class B  500                                    5
    o Transaction Systems Architects, Inc.,
      Class A  5,200                                                         110
    o TransAxis, Inc.  17                                                     --
    o TRC Cos., Inc.  1,350                                                   22
    o Trizetto Group, Inc.  5,900                                             40
    o Tularik, Inc.  5,100                                                   126
    o Tumbleweed Communications Corp.  2,000                                   8
    o Unify Corp.  1,200                                                       1
    o United Online, Inc.  6,150                                             102
    o Universal Access Global Holdings, Inc.  145                             --
    o Universal Electronics, Inc.  2,200                                      31
    o UNOVA, Inc.  5,600                                                      98
    o URS Corp.  4,200                                                       109
   ~o Usinternetworking, Inc.  1,100                                          --
    o VA Software Corp.  1,427                                                 3


                                                         See financial notes. 91

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Valueclick, Inc.  6,000                                                 62
    o Vastera, Inc.  2,000                                                     8
    o Ventiv Health, Inc.  2,233                                              31
    o Verint Systems, Inc.  2,500                                             67
    o VeriSign, Inc.  20,875                                                 337
    o Verisity Ltd.  4,500                                                    34
    o Veritas Software Corp.  35,024                                         934
    o Verity, Inc.  4,100                                                     51
    o Verso Technologies, Inc.  1,363                                          2
    o Vertel Corp.  900                                                       --
      Viad Corp.  14,500                                                     362
    o The viaLink Co.  700                                                    --
    o Viewpoint Corp.  2,000                                                   5
    o Vignette Corp.  8,948                                                   16
    o Volt Information Sciences, Inc.  2,100                                  54
    o Waste Connections, Inc.  1,000                                          40
    o Waste Industries USA, Inc.  1,500                                       16
      Waste Management, Inc.  48,100                                       1,366
    o WatchGuard Technologies, Inc.  1,800                                    13
    o Watson Wyatt & Co. Holdings  4,600                                     121
    o Wave Systems Corp., Class A  1,800                                       2
    o WebEx Communications, Inc.  2,500                                       56
    o WebMD Corp.  19,426                                                    171
    o webMethods, Inc.  1,921                                                 17
    o Websense, Inc.  2,500                                                   74
    o Weight Watchers International, Inc.  8,700                             339
    o Westaff, Inc.  2,000                                                     5
    o Wind River Systems, Inc.  3,160                                         30
    o Wireless Facilities, Inc.  1,800                                        17
    o Witness Systems, Inc.  2,100                                            30
    o WorldGate Communications, Inc.  2,000                                    3
    o Wynn Resorts Ltd.  4,000                                               160
    o Xybernaut Corp.  1,400                                                   2
    o Yahoo!, Inc.  53,072                                                 2,678
    o Zamba Corp.  2,000                                                       1
    o Zix Corp.  900                                                          14
                                                                         -------
                                                                          56,916
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      A. Schulman, Inc.  2,300                                                46
      Aceto Corp.  7,875                                                     108
    o AEP Industries, Inc.  400                                                5
      Air Products & Chemicals, Inc.  17,700                                 882
      Airgas, Inc.  5,000                                                    111
      Albemarle Corp.  4,500                                                 132
      Amcol International Corp.  5,000                                        84
      Arch Chemicals, Inc.  2,700                                             79
    o Bio-Rad Laboratories, Inc., Class A  1,000                              59
      Brady Corp., Class A  700                                               27
      Cabot Corp.  5,200                                                     176
      Calgon Carbon Corp.  2,300                                              14
    o Celgene Corp.  3,000                                                   155
      Crompton Corp.  8,924                                                   55
    o Cytec Industries, Inc.  7,400                                          291
      Dow Chemical Co.  76,266                                             3,027
      E.I. du Pont de Nemours & Co.  80,695                                3,466
      Eastman Chemical Co.  5,600                                            238
      Ecolab, Inc.  21,500                                                   641
    o Entegris, Inc.  6,000                                                   61
    o Ethyl Corp.  2,000                                                      37
      Ferro Corp.  4,200                                                     109
    o Foamex International, Inc.  2,600                                       10
      Georgia Gulf Corp.  3,300                                              105
      Great Lakes Chemical Corp.  3,600                                       90
    o H.B. Fuller Co.  2,000                                                  55
      Hawkins, Inc.  1,900                                                    23
    o Hercules, Inc.  8,500                                                   94
      IMC Global, Inc.  9,500                                                119
      Kronos Worldwide, Inc.  1,437                                           45
      Lubrizol Corp.  3,400                                                  108
      Lyondell Chemical Co.  4,600                                            75
      MacDermid, Inc.  3,800                                                 123
    o Matrixx Initiatives, Inc.  1,700                                        17
      Millennium Chemicals, Inc.  5,400                                       88
    o Monsanto Co.  21,645                                                   749
      Oil-Dri Corp. of America  400                                            7
      Olin Corp.  4,820                                                       83
    o OM Group, Inc.  3,400                                                   86
    o Omnova Solutions, Inc.  1,000                                            5
    o Oxigene, Inc.  900                                                       7
      Penford Corp.  2,700                                                    44
      PolyOne Corp.  3,200                                                    22
      PPG Industries, Inc.  14,100                                           836
      Praxair, Inc.  25,700                                                  939


92 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Rogers Corp.  300                                                       18
      Rohm & Haas Co.  26,753                                              1,037
      Rollins, Inc.  4,450                                                   106
      RPM International, Inc.  9,600                                         145
      Sigma-Aldrich Corp.  6,300                                             357
      Stepan Co.  1,200                                                       29
      Tredegar Corp.  2,600                                                   35
    o Trex Co., Inc.  500                                                     19
    o Uniroyal Technology Corp.  1,100                                        --
      Valspar Corp.  4,200                                                   208
      WD-40 Co.  1,600                                                        49
      Wellman, Inc.  5,400                                                    44
    o Zoltek Cos., Inc.  1,500                                                10
                                                                         -------
                                                                          15,590
      CONSTRUCTION 0.8%
      --------------------------------------------------------------------------
      American Woodmark Corp.  500                                            32
      Ameron International Corp.  3,400                                      102
      Apogee Enterprises, Inc.  2,000                                         22
    o Armstrong Holdings, Inc.  1,600                                          2
      Beazer Homes USA, Inc.  851                                             84
      Brookfield Homes Corp.  3,500                                          113
      Building Material Holding Corp.  4,000                                  66
    o Cavco Industries, Inc.  205                                              8
      Centex Corp.  8,200                                                    393
      Craftmade International, Inc.  2,800                                    64
      D.R. Horton, Inc.  18,453                                              531
    o Dominion Homes, Inc.  500                                               14
    o Dycom Industries, Inc.  5,399                                          127
      Eagle Materials, Inc.  3,381                                           222
      ElkCorp  3,450                                                          96
    o EMCOR Group, Inc.  900                                                  37
      Florida Rock Industries, Inc.  2,325                                    92
      Fluor Corp.  5,600                                                     214
    o Global Power Equipment Group,
      Inc.  1,000                                                              7
      Granite Construction, Inc.  4,850                                       96
    o Hovnanian Enterprises, Inc.,
      Class A  6,200                                                         223
    o Huttig Building Products, Inc.  811                                      5
    o Insituform Technologies, Inc.,
      Class A  1,300                                                          21
    o Integrated Electrical Services, Inc.  1,800                             18
      KB Home  3,900                                                         269
      Lafarge North America, Inc.  6,200                                     274
      Lennar Corp., Class A  14,490                                          679
    o Levitt Corp., Class A  550                                              13
      M/I Schottenstein Homes, Inc.  1,800                                    77
      Martin Marietta Materials, Inc.  4,200                                 182
      Masco Corp.  35,800                                                  1,003
    o Mastec, Inc.  5,350                                                     39
      MDC Holdings, Inc.  1,464                                               90
    o NCI Building Systems, Inc.  2,900                                       85
    o NVR, Inc.  500                                                         225
    o Palm Harbor Homes, Inc.  2,700                                          61
    o Performance Technologies, Inc.  1,600                                   21
      Pulte Homes, Inc.  11,372                                              559
    o Quanta Services, Inc.  8,900                                            49
      The Ryland Group, Inc.  3,400                                          268
    o SBA Communications Corp.  1,300                                          5
      The Sherwin-Williams Co.  10,500                                       400
    o Simpson Manufacturing Co., Inc.  1,600                                  83
    o Socket Communications, Inc.  800                                         2
      Standard-Pacific Corp.  2,400                                          121
      The Stanley Works  6,600                                               281
    o Surebeam Corp., Class A  2,711                                          --
    o Technical Olympic USA, Inc.  1,500                                      49
      Texas Industries, Inc.  1,000                                           34
    o Toll Brothers, Inc.  5,600                                             222
      United Mobile Homes, Inc.  1,600                                        23
    o USG Corp.  3,900                                                        55
      Vulcan Materials Co.  9,400                                            435
      Walter Industries, Inc.  1,900                                          24
    o WCI Communities, Inc.  3,800                                            92
    o WESCO International, Inc.  4,800                                        69
    o West Corp.  4,500                                                      110
    o Westell Technologies, Inc., Class A  2,560                              19
    o Yankee Candle Co., Inc.  3,700                                         100
                                                                         -------
                                                                           8,607
      CONSUMER DURABLES 0.4%
      --------------------------------------------------------------------------
    o Applica, Inc.  3,100                                                    35
      Black & Decker Corp.  7,100                                            411
    o Champion Enterprises, Inc.  2,200                                       24

                                                         See financial notes. 93

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Chromcraft Revington, Inc.  1,300                                       18
      Compx International, Inc.  800                                          11
      Ethan Allen Interiors, Inc.  4,200                                     175
      Flexsteel Industries, Inc.  600                                         13
      Furniture Brands International, Inc.  4,700                            132
    o Gemstar - TV Guide International,
      Inc.  21,160                                                           118
    o Genlyte Group, Inc.  1,600                                              92
    o Griffon Corp.  2,200                                                    48
      Haverty Furniture Cos., Inc.  4,200                                     76
    o Helen of Troy Ltd.  2,000                                               67
      Hillenbrand Industries, Inc.  5,800                                    392
    o Interface, Inc., Class A  3,300                                         28
      Isco, Inc.  200                                                          3
      Kimball International, Inc., Class B  3,600                             53
      La-Z-Boy, Inc.  5,800                                                  121
      Leggett & Platt, Inc.  16,200                                          366
      Maytag Corp.  7,100                                                    198
    o MITY Enterprises, Inc.  600                                             11
    o Mohawk Industries, Inc.  4,819                                         372
      National Presto Industries, Inc.  400                                   16
      Newell Rubbermaid, Inc.  21,400                                        506
   ~o Recoton Corp.  500                                                      --
    o Restoration Hardware, Inc.  1,700                                       10
    o Salton, Inc.  1,100                                                     10
      Skyline Corp.  100                                                       4
    ~ SLI, Inc.  1,600                                                        --
      Stanley Furniture Co., Inc.  2,600                                     104
      Sturm Ruger & Co., Inc.  1,100                                          12
      Thomas Industries, Inc.  3,200                                         108
      Toro Co.  800                                                           47
    o United Rentals, Inc.  5,900                                            101
      Virco Manufacturing Corp.  1,170                                         8
    o Water Pik Technologies, Inc.  195                                        3
      Whirlpool Corp.  7,500                                                 491
                                                                         -------
                                                                           4,184
      CONTAINERS 0.2%
      --------------------------------------------------------------------------
      Ball Corp.  6,300                                                      416
      Bemis Co.  6,400                                                       173
    o Crown Holdings, Inc.  3,600                                             30
      Greif, Inc., Class A  3,700                                            122
    o Mobile Mini, Inc.  600                                                  11
    o Mod-Pac Corp.  500                                                       4
   ~o Mod-Pac Corp., Class B  125                                              1
    o Owens-Illinois, Inc.  16,200                                           226
    o Packaging Dynamics Corp.  260                                            3
    o Pactiv Corp.  12,400                                                   285
    o Sealed Air Corp.  8,500                                                417
    o Silgan Holdings, Inc.  2,900                                           122
      Sonoco Products Co.  4,100                                             102
                                                                         -------
                                                                           1,912
      ELECTRONICS 5.6%
      --------------------------------------------------------------------------
   ~o ACT Manufacturing, Inc.  900                                            --
    o ACT Teleconferencing, Inc.  1,100                                        3
    o Actel Corp.  1,100                                                      22
      Acuity Brands, Inc.  17,200                                            421
    o Acxiom Corp.  25,700                                                   595
    o Adaptive Broadband Corp.  1,000                                         --
    o ADC Telecommunications, Inc.  28,220                                    71
    o ADE Corp.  3,100                                                        55
   ~o Adelphia Communications, Class A  6,301                                  5
    o Advanced Fibre Communications,
      Inc.  3,500                                                             58
    o Advanced Micro Devices, Inc.  26,500                                   377
    o Advanced Power Technology, Inc.  1,500                                  15
    o Agere Systems, Inc., Class A  70,116                                   158
    o Agilent Technologies, Inc.  39,317                                   1,062
      Agilysys, Inc.  1,600                                                   19
    o Airnet Communications Corp.  1,300                                       1
    o Alliance Fiber Optic Products, Inc.  2,100                               2
    o Alliance Semiconductor Corp.  1,200                                      7
    o Alliant Techsystems, Inc.  2,437                                       144
    o Altera Corp.  30,400                                                   608
    o American Physicians Capital, Inc.  2,500                                58
      American Power Conversion Corp.  16,600                                310
    o American Science & Engineering, Inc.  500                                7
    o American Technical Ceramics Corp.  500                                   4
    o AMIS Holdings, Inc.  2,500                                              36
    o Amkor Technology, Inc.  14,400                                         116
    o Amphenol Corp., Class A  8,800                                         278
    o Anadigics, Inc.  1,150                                                   5


94 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Analog Devices, Inc.  30,200                                         1,287
    o Anaren, Inc.  3,300                                                     49
    o Andrew Corp.  10,925                                                   185
    o Anixter International, Inc.  3,300                                      97
    o Applied Materials, Inc.  135,498                                     2,470
    o Applied Micro Circuits Corp.  12,238                                    54
    o Arris Group, Inc.  2,600                                                16
    o Arrow Electronics, Inc.  12,000                                        303
    o Artisan Components, Inc.  1,100                                         26
    o Aspect Communications Corp.  4,200                                      50
    o Astronics Corp.  1,250                                                   7
    o Asyst Technologies, Inc.  1,700                                         11
    o Atmel Corp.  37,900                                                    221
    o ATMI, Inc.  1,400                                                       31
    o Audiovox Corp., Class A  1,600                                          24
    o Avanex Corp.  2,100                                                      6
    o Avid Technology, Inc.  1,100                                            53
    o Avnet, Inc.  11,288                                                    244
      AVX Corp.  7,500                                                       106
    o Aware, Inc.  1,100                                                       4
    o Axcelis Technologies, Inc.  7,044                                       74
    o AXT, Inc.  800                                                           2
      Badger Meter, Inc.  1,000                                               42
      BEI Technologies, Inc.  3,700                                           78
      Bel Fuse, Inc., Class A  1,200                                          35
      Belden, Inc.  3,300                                                     58
    o Bell Microproducts, Inc.  1,000                                          7
    o Benchmark Electronics, Inc.  10,050                                    272
    o BioVeris Corp.  3,800                                                   47
   *o Bookham Technology PLC  3,364                                            5
      Boston Acoustics, Inc.  1,300                                           14
    o Broadcom Corp., Class A  23,700                                        895
    o Brooks Automation, Inc.  1,364                                          23
    o Bruker BioSciences Corp.  2,100                                         11
      C&D Technologies, Inc.  4,500                                           70
    o C-COR.net Corp.  4,600                                                  42
    o Cable Design Technologies Corp.  4,200                                  36
    o Cabot Microelectronics Corp.  660                                       19
    o Cadence Design Systems, Inc.  11,600                                   149
    o California Amplifier, Inc.  1,000                                        8
    o Captaris, Inc.  2,200                                                   12
    o CCC Information Services
      Group, Inc.  13,100                                                    211
    o Celera Genomics Group --
      Applera Corp.  5,600                                                    66
    o Celestica, Inc.  937                                                    16
    o Ceva, Inc.  433                                                          3
      Chase Corp.  100                                                         1
    o Checkpoint Systems, Inc.  4,600                                         74
    o ChipPAC, Inc., Class A  6,600                                           40
    o Chronimed, Inc.  600                                                     5
    o CIENA Corp.  17,294                                                     72
    o Cirrus Logic, Inc.  3,800                                               24
    o ClearOne Communications, Inc.  1,000                                     5
    o CMGI, Inc.  14,086                                                      24
    o Coherent, Inc.  1,800                                                   44
      Cohu, Inc.  1,100                                                       19
    o CommScope, Inc.  4,900                                                  86
    o Computer Network Technology
      Corp.  1,100                                                             7
    o Comtech Telecommunications  1,450                                       23
    o Conexant Systems, Inc.  25,046                                         109
    o Corvis Corp.  13,000                                                    20
    o Cox Radio, Inc., Class A  4,600                                         95
    o Credence Systems Corp.  1,700                                           19
    o Cree, Inc.  2,900                                                       54
      CTS Corp.  5,800                                                        76
      Cubic Corp.  1,200                                                      28
    o Cyberonics  3,700                                                       88
    o Cymer, Inc.  1,700                                                      54
    o Cypress Semiconductor Corp.  8,500                                     119
    o Daktronics, Inc.  5,600                                                119
    o DDi Corp.  8                                                            --
    o Diodes, Inc.  2,850                                                     62
    o Dionex Corp.  1,200                                                     61
    o DSP Group, Inc.  3,300                                                  82
    o Ducommun, Inc.  4,300                                                  101
    o Dupont Photomasks, Inc.  1,900                                          39
    o Dynamics Research Corp.  1,200                                          20
    o Electro Rent Corp.  5,100                                               52
    o Electro Scientific Industries, Inc.  1,300                              27
    o Electroglas, Inc.  900                                                   4
    o Electronics for Imaging  3,400                                          86


                                                         See financial notes. 95

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Emcore Corp.  1,500                                                      4
    o EMS Technologies, Inc.  1,000                                           18
    o Emulex Corp.  5,900                                                     98
    o Energizer Holdings, Inc.  6,333                                        274
    o Energy Conversion Devices, Inc.  600                                     7
    o Entrada Networks, Inc.  75                                              --
    o ESS Technology, Inc.  3,100                                             33
    o Exar Corp.  4,300                                                       66
    o Excel Technology, Inc.  600                                             20
    o Fairchild Semiconductor International, Inc.,
      Class A  8,600                                                         167
    o FEI Co.  1,500                                                          30
    o First Virtual Communications, Inc.  240                                 --
    o Flir Systems, Inc.  2,400                                              113
    o FormFactor, Inc.  2,500                                                 44
      Frequency Electronics, Inc.  500                                         7
    o FSI International, Inc.  1,300                                           8
    o FuelCell Energy, Inc.  1,200                                            20
    o General Cable Corp.  2,200                                              17
    o Genus, Inc.  500                                                         2
    o Gerber Scientific, Inc.  1,900                                          11
    o Getty Images, Inc.  4,600                                              251
    o Glenayre Technologies, Inc.  2,300                                       5
    o GTC Biotherapeutics, Inc.  1,800                                         3
      Harman International Industries, Inc.  6,800                           516
    o Harmonic, Inc.  6,342                                                   42
      Harris Corp.  7,000                                                    315
    o Harvard Bioscience, Inc.  500                                            4
      Hearst-Argyle Television, Inc.  3,700                                   97
    o Herley Industries, Inc.  4,000                                          83
    o HI/FN, Inc.  800                                                         7
    o Hollywood Entertainment Corp.  4,300                                    58
    o Hutchinson Technology, Inc.  17,100                                    420
    o Illumina, Inc.  1,500                                                   11
    o Integrated Circuit Systems, Inc.  5,400                                128
    o Integrated Silicon Solutions, Inc.  3,400                               47
  (8) Intel Corp.  523,032                                                13,458
    o Intelli-Check, Inc.  500                                                 3
    o Interactive Data Corp.  20,700                                         346
    o Intermagnetics General Corp.  1,371                                     34
    o International Rectifier Corp.  4,100                                   163
      Intersil Corp., Class A  9,864                                         195
    o Itron, Inc.  1,500                                                      32
      ITT Industries, Inc.  6,200                                            492
    o Ixia  5,200                                                             46
    o IXYS Corp.  900                                                          8
    o Jabil Circuit, Inc.  15,400                                            406
    o JDS Uniphase Corp.  112,424                                            342
      Keithley Instruments, Inc.  3,200                                       67
    o Kemet Corp.  6,700                                                      83
    o KLA-Tencor Corp.  15,000                                               625
    o Kopin Corp.  2,500                                                      12
    o Kulicke & Soffa Industries, Inc.  4,400                                 44
    o Lam Research Corp.  9,100                                              201
    o Lattice Semiconductor Corp.  4,600                                      33
    o LeCroy Corp.  900                                                       17
    o Lightpath Technologies, Inc., Class A  75                               --
      Linear Technology Corp.  25,000                                        891
    o Littelfuse, Inc.  4,500                                                173
    o Logicvision, Inc.  1,000                                                 3
    o Loral Space & Communications  1,390                                      1
    o LSI Logic Corp.  29,964                                                223
    o Lucent Technologies, Inc.  301,923                                   1,017
    o Macromedia, Inc.  4,500                                                 93
    o Mattson Technology, Inc.  4,100                                         40
      Maxim Integrated Products, Inc.  27,453                              1,263
    o Maxwell Technologies, Inc.  1,000                                       15
    o Measurement Specialties, Inc.  700                                      13
    o MEMC Electronic Materials, Inc.  16,300                                130
    o Mercury Computer Systems, Inc.  3,600                                   81
    o Mestek, Inc.  700                                                       13
    o Metawave Communications Corp.  1,900                                    --
      Methode Electronics, Class A  3,600                                     41
    o Micron Technology, Inc.  49,500                                        674
    o Microsemi Corp.  7,000                                                  76
    o Microtune, Inc.  2,200                                                   7
    o MKS Instruments, Inc.  1,700                                            33
      Mocon, Inc.  600                                                         5
      Molex, Inc.  16,125                                                    480
    o Monolithic System Technology,
      Inc.  1,200                                                              9
      Motorola, Inc.  189,155                                              3,452
    o MRV Communications, Inc.  4,307                                         10


96      See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MTS Systems Corp.  4,500                                               106
    o Mykrolis Corp.  3,021                                                   44
    o Nanogen, Inc.  1,500                                                     9
    o Nanometrics, Inc.  300                                                   4
    o National Semiconductor Corp.  14,600                                   596
    o Netopia, Inc.  2,100                                                    13
    o Newport Corp.  4,200                                                    62
    o Novellus Systems, Inc.  11,171                                         323
    o Novoste Corp.  1,600                                                     5
    o Nvidia Corp.  7,000                                                    144
    o Omnivision Technologies, Inc.  2,800                                    62
    o Oplink Communications, Inc.  4,600                                       9
    o Optical Communication Products, Inc.  500                                1
    o OSI Systems, Inc.  3,700                                                84
    o P-Com Inc.  520                                                         --
      Park Electrochemical Corp.  3,600                                       85
    o Parkervision, Inc.  400                                                  2
    o Paxson Communications Corp.  1,900                                       6
    o Pemstar, Inc.  1,600                                                     5
    o Pericom Semiconductor Corp.  1,400                                      15
      PerkinElmer, Inc.  8,977                                               173
    o Photon Dynamics, Inc.  3,400                                           105
    o Pinnacle Systems, Inc.  1,800                                           14
    o Pixelworks, Inc.  1,600                                                 29
    o Planar Systems, Inc.  3,700                                             45
    o Plantronics, Inc.  4,000                                               152
    o Plexus Corp.  1,700                                                     24
    o PLX Technology, Inc.  1,300                                             17
    o Powell Industries, Inc.  1,000                                          16
    o Power Integrations, Inc.  1,400                                         34
    o Power-One, Inc.  6,000                                                  52
    o Powerwave Technologies, Inc.  3,200                                     22
    o Proxim Corp., Class A  5,412                                             8
    o QLogic Corp.  7,022                                                    190
      Qualcomm, Inc.  63,800                                               3,985
    o Quantum Corp.  5,500                                                    17
    o QuickLogic Corp.  900                                                    3
    o Radisys Corp.  3,700                                                    69
    o Rambus, Inc.  8,200                                                    153
      Raven Industries, Inc.  1,400                                           45
    o Rayovac Corp.  2,800                                                    75
    o Remec, Inc.  2,500                                                      16
    o Rex Stores Corp.  1,875                                                 27
    o RF Micro Devices, Inc.  13,700                                         101
      Richardson Electronics Ltd.  1,300                                      14
    o Rofin-Sinar Technologies, Inc.  1,900                                   44
    o Rudolph Technologies, Inc.  500                                          8
    o Sanmina-SCI Corp.  41,316                                              414
    o SBS Technologies, Inc.  1,700                                           25
    o ScanSoft, Inc.  1,204                                                    6
      Scientific-Atlanta, Inc.  11,900                                       385
    o SCM Microsystems, Inc.  1,200                                            8
    o Seagate Technology  6,000                                               75
    o Semitool, Inc.  4,300                                                   47
    o Semtech Corp.  3,200                                                    67
    o Silicon Image, Inc.  2,000                                              20
    o Silicon Laboratories, Inc.  5,000                                      236
    o Silicon Storage Technology, Inc.  7,000                                 93
    o Siliconix, Inc.  8,100                                                 314
    o Sipex Corp.  1,600                                                       9
    o Sirenza Microdevices, Inc.  1,300                                        5
    o Skyworks Solutions, Inc.  5,689                                         49
    o Solectron Corp.  64,320                                                315
    o Somera Communications, Inc.  1,900                                       3
    o Spectralink Corp.  1,000                                                13
    o Spherix, Inc.  500                                                       3
    o Standard Microsystems Corp.  3,600                                      86
    o Stratex Networks, Inc.  2,800                                            9
    o Superconductor Technologies, Inc.  1,600                                 2
   ~o Superior Telecom, Inc.  1,124                                           --
    o Supertex, Inc.  1,400                                                   21
      Symbol Technologies, Inc.  19,437                                      233
    o Symmetricom, Inc.  8,450                                                68
    o Synaptics, Inc.  3,500                                                  58
    o Taser International, Inc.  6,000                                       194
    o Technitrol, Inc.  4,000                                                 85
    o Tekelec  8,700                                                         145
      Tektronix, Inc.  8,300                                                 246
    o TelCove  4,638                                                          --
    o Tellabs, Inc.  32,800                                                  286
    o Teradyne, Inc.  15,559                                                 317
    o Terayon Communication Systems
      Corp.  2,800                                                             8


                                                         See financial notes. 97

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Tessco Technologies, Inc.  900                                          13
    o Tessera Technologies, Inc.  3,000                                       53
      Texas Instruments, Inc.  140,897                                     3,537
    o Therma-Wave, Inc.  1,000                                                 3
    o Thermo Electron Corp.  26,550                                          775
    o Thomas & Betts Corp.  7,300                                            175
    o THQ, Inc.  1,950                                                        36
    o Three-Five Systems, Inc.  1,099                                          6
    o Tollgrade Communications, Inc.  3,600                                   44
    o Transmeta Corp.  4,500                                                  13
    o Transwitch Corp.  3,100                                                  5
    o Tripath Technology, Inc.  1,800                                          5
    o Triquint Semiconductor, Inc.  5,310                                     29
    o Troy Group, Inc.  2,000                                                  6
    o TTM Technologies, Inc.  4,400                                           49
    o Tweeter Home Entertainment
      Group, Inc.  1,100                                                       8
      United Industrial Corp.  1,200                                          25
      Unitil Corp.  600                                                       16
    o Valence Technology, Inc.  1,400                                          6
    o Varian Semiconductor Equipment
      Associates, Inc.  1,500                                                 49
    o Varian, Inc.  5,800                                                    238
    o Viasat, Inc.  3,500                                                     77
    o Vicor Corp.  4,200                                                      58
    o Virage Logic Corp.  1,400                                               11
    o Vishay Intertechnology, Inc.  11,781                                   205
    o Vitesse Semiconductor Corp.  6,986                                      30
    o Waters Corp.  8,700                                                    375
    o Western Digital Corp.  15,700                                          127
    o Western Wireless Corp., Class A  5,200                                 108
    o Wilson Greatbatch Technologies,
      Inc.  1,100                                                             38
    o WJ Communications, Inc.  2,300                                           7
    o Xicor, Inc.  1,000                                                      15
    o Xilinx, Inc.  27,600                                                   928
    o YDI Wireless, Inc.  100                                                 --
    o Zebra Technologies Corp.,
      Class A  4,250                                                         311
    o Zoran Corp.  1,761                                                      29
                                                                         -------
                                                                          60,159
      ENERGY: RAW MATERIALS 1.8%
      --------------------------------------------------------------------------
      Alliance Resource Partners L.P.  1,700                                  66
      Anadarko Petroleum Corp.  19,530                                     1,046
      Apache Corp.  28,372                                                 1,188
      APCO Argentina, Inc.  200                                                7
      Arch Coal, Inc.  3,500                                                 107
    o Atwood Oceanics, Inc.  1,200                                            44
      Baker Hughes, Inc.  28,300                                           1,038
      Berry Petroleum Co., Class A  2,000                                     54
    o BJ Services Co.  11,800                                                525
      Buckeye Partners L.P.  3,400                                           134
      Burlington Resources, Inc.  17,000                                   1,144
      Cabot Oil & Gas Corp.  14,400                                          514
      CARBO Ceramics, Inc.  3,000                                            194
    o Cimarex Energy Co.  3,122                                               86
    o Cooper Cameron Corp.  3,300                                            160
    o CREDO Petroleum Corp.  1,800                                            27
    o Denbury Resources, Inc.  4,900                                          89
      Devon Energy Corp.  18,680                                           1,143
      ENSCO International, Inc.  11,200                                      307
      Enterprise Products Partners L.P.  17,000                              356
      EOG Resources, Inc.  11,400                                            561
    o Evergreen Resources, Inc.  1,600                                        64
    o FMC Technologies, Inc.  4,591                                          125
    o Forest Oil Corp.  4,450                                                117
   ~o Friede Goldman Halter, Inc.  1,855                                      --
    o Grant Prideco, Inc.  3,600                                              55
    o Grey Wolf, Inc.  5,800                                                  23
      Halliburton Co.  36,700                                              1,094
    o Hanover Compressor Co.  5,600                                           69
    o Headwaters, Inc.  2,500                                                 57
      Helmerich & Payne, Inc.  4,800                                         130
    o Hydril Co.  2,500                                                       64
      Inergy L.P.  2,000                                                      46
      Joy Global, Inc.  8,600                                                226
    o Key Energy Services, Inc.  10,300                                      110
    o Kirby Corp.  3,800                                                     131
      Lufkin Industries, Inc.  500                                            16
      Massey Energy Co.  6,000                                               140
      Natural Resource Partners L.P.  2,000                                   74
      NL Industries, Inc.  5,300                                              69

98 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Noble Corp.  10,100                                                    375
      Noble Energy, Inc.  3,500                                              161
      Occidental Petroleum Corp.  30,600                                   1,444
    o Offshore Logistics, Inc.  3,600                                         79
    o Oil States International, Inc.  3,600                                   49
    o Parker Drilling Co.  2,800                                               9
      Peabody Energy Corp.  3,800                                            178
      Penn Virginia Resource
      Partners L.P.  2,500                                                    84
      Plains All American Pipeline L.P.  4,600                               150
    o Plains Resources, Inc.  4,000                                           72
    o Range Resources Corp.  5,400                                            68
    o Reliant Energy, Inc.  22,625                                           188
    o Rowan Cos., Inc.  3,400                                                 76
      Schlumberger Ltd.  47,500                                            2,780
    o Seacor Holdings, Inc.  1,250                                            52
    o Smith International, Inc.  7,400                                       405
    o Swift Energy Co.  2,500                                                 54
    o TC Pipelines L.P.  2,400                                                78
      Tidewater, Inc.  2,700                                                  76
    o Tom Brown, Inc.  3,200                                                 153
    o Unit Corp.  2,400                                                       68
      USEC, Inc.  3,000                                                       21
      Valero Energy Corp.  11,149                                            711
    o W-H Energy Services, Inc.  900                                          17
    o Weatherford International Ltd.  10,600                                 461
      Western Gas Resources, Inc.  2,000                                     109
    o Westmoreland Coal Co.  3,500                                            68
      World Fuel Services Corp.  3,000                                       127
    o Xanser Corp.  1,400                                                      3
                                                                         -------
                                                                          19,516
      FOOD & AGRICULTURE 3.6%
      --------------------------------------------------------------------------
    o 7-Eleven, Inc.  5,000                                                   80
    o American Italian Pasta Co., Class A  1,000                              31
      The Andersons, Inc.  1,500                                              28
      Archer-Daniels-Midland Co.  51,458                                     904
   ~o Aurora Foods, Inc.  2,500                                               --
      Bridgford Foods Corp.  300                                               2
      Bunge Ltd.  6,800                                                      252
    o Cadiz, Inc.  84                                                          1
      Campbell Soup Co.  35,400                                              978
    o Chiquita Brands International,
      Inc.  10,000                                                           180
      Coca-Cola Bottling Co. Consolidated  400                                21
      The Coca-Cola Co.  197,200                                           9,972
      Coca-Cola Enterprises, Inc.  37,200                                  1,004
      ConAgra Foods, Inc.  43,293                                          1,251
      Consolidated-Tomoka Land Co.  900                                       34
      Corn Products International, Inc.  7,800                               331
    o Dean Foods Co.  8,613                                                  289
    o Del Monte Foods Co.  8,931                                              99
      Delta & Pine Land Co.  2,000                                            49
    o Eden Bioscience Corp.  1,000                                             1
    o Embrex, Inc.  1,300                                                     16
      Fleming Cos., Inc.  3,400                                               --
      Flowers Foods, Inc.  19,515                                            478
      Fresh Brands, Inc.  1,800                                               16
      Fresh Del Monte Produce, Inc.  4,200                                    98
      General Mills, Inc.  31,300                                          1,526
    o Green Mountain Coffee Roasters,
      Inc.  900                                                               19
    o Griffen Land & Nurseries, Inc.  300                                      8
      H.J. Heinz Co.  27,900                                               1,066
    o Hain Celestial Group, Inc.  1,406                                       28
      Hershey Foods Corp.  10,700                                            951
      Hormel Foods Corp.  6,500                                              198
      Ingles Markets, Inc., Class A  300                                       3
      Interstate Bakeries  3,200                                              36
    o J & J Snack Foods Corp.  3,200                                         122
      The J.M. Smuckers Co.  2,438                                           128
    o John B. Sanfilippo & Son  5,000                                        157
      Kellogg Co.  34,400                                                  1,476
      Kraft Foods, Inc., Class A  17,500                                     576
      Lance, Inc.  1,900                                                      29
    o Lesco, Inc.  500                                                         7
      Lindsay Manufacturing Co.  800                                          19
      Marsh Supermarkets, Inc.,
      Class B  1,000                                                          13
    o Maui Land & Pineapple Co., Inc.  800                                    26
      McCormick & Co., Inc.  8,300                                           284
      MGP Ingredients, Inc.  1,700                                            46
    o Monterey Pasta Co.  700                                                  3
      Nash Finch Co.  1,700                                                   35
    o Neogen Corp.  625                                                       11

                                                         See financial notes. 99

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o The Pantry, Inc.  400                                                    8
    o Peet's Coffee & Tea, Inc.  1,800                                        39
      The Pepsi Bottling Group, Inc.  20,700                                 606
      PepsiAmericas, Inc.  13,200                                            264
      PepsiCo, Inc.  138,300                                               7,536
    o Performance Food Group Co.  1,900                                       67
      Pilgrim's Pride Corp., Class B  1,400                                   32
    o Ralcorp Holdings, Inc.  6,700                                          233
      Rocky Mountain Chocolate
      Factory, Inc.  1,500                                                    15
      Sanderson Farms, Inc.  5,250                                           195
      Sara Lee Corp.  64,378                                               1,486
    o The Scotts Co., Class A  2,800                                         185
      Seaboard Corp.  200                                                     65
      Sensient Technologies Corp.  2,300                                      47
    o Smart & Final, Inc.  2,700                                              31
    o Smithfield Foods, Inc.  6,300                                          168
    o Spartan Stores, Inc.  500                                                2
      Standard Commercial Corp.  1,100                                        20
      Supervalu, Inc.  18,087                                                557
      Sysco Corp.  52,036                                                  1,990
      Tasty Baking Co.  500                                                    5
    o Tejon Ranch Co.  674                                                    23
      Tootsie Roll Industries, Inc.  2,255                                    79
      Tyson Foods, Inc., Class A  27,840                                     522
    o United Natural Foods, Inc.  2,600                                       65
    o VistaCare, Inc., Class A  1,000                                         25
    o Wild Oats Markets, Inc.  3,800                                          52
      Wm. Wrigley Jr. Co.  16,600                                          1,024
    o Zapata Corp.  1,000                                                     59
                                                                         -------
                                                                          38,282
      GOLD 0.2%
      --------------------------------------------------------------------------
      Barrick Gold Corp.  5,565                                              107
    o Glamis Gold Ltd.  11,100                                               160
   ~o Golden Cycle Gold Corp.  600                                             8
    o Meridian Gold, Inc.  6,600                                              66
      Newmont Mining Corp.  34,651                                         1,296
      Royal Gold, Inc.  3,100                                                 38
                                                                         -------
                                                                           1,675
      HEALTHCARE / DRUGS & MEDICINE 13.0%
      --------------------------------------------------------------------------
    o 1-800 Contacts, Inc.  500                                                9
    o aaiPharma, Inc.  4,300                                                  27
      Abbott Laboratories  125,705                                         5,534
    o Abgenix, Inc.  7,100                                                   116
    o Abiomed, Inc.  800                                                       9
    o Accredo Health, Inc.  2,841                                            110
    o Aclara BioSciences, Inc.  2,400                                         10
    o Advanced Medical Optics, Inc.  2,400                                    76
    o Advanced Neuromodulation
      Systems, Inc.  1,050                                                    29
    o AeroGen, Inc.  640                                                       2
    o Alaris Medical Systems, Inc.  5,000                                     97
    o Albany Molecular Research, Inc.  1,600                                  26
    o Align Technology, Inc.  8,700                                          151
    o Alkermes, Inc.  3,100                                                   48
      Allergan, Inc.  9,400                                                  828
    o Alliance Imaging, Inc.  1,800                                            7
    o Alliance Pharmaceutical Corp.  220                                      --
    o Allscripts Healthcare Solutions, Inc.  1,900                            18
      Alpharma, Inc., Class A  3,700                                          80
    o Amedisys, Inc.  2,500                                                   75
    o America Service Group, Inc.  3,300                                     121
    o American Healthways, Inc.  3,100                                        75
    o American Medical Systems
      Holdings, Inc.  3,900                                                  101
    o AMERIGROUP Corp.  900                                                   37
      AmerisourceBergen Corp.  7,824                                         453
    o Amgen, Inc.  104,868                                                 5,901
    o Amsurg Corp.  4,800                                                    116
    o Amylin Pharmaceuticals, Inc.  2,300                                     52
    o Andrx Corp.  6,400                                                     146
    o Anthem, Inc.  14,417                                                 1,277
    o Antigenics, Inc.  1,400                                                 13
    o Aphton Corp.  800                                                        4
    o Apogent Technologies, Inc.  7,100                                      230
      Applied Biosystems Group --
      Applera Corp.  16,500                                                  306
    o Apria Healthcare Group, Inc.  10,500                                   303
    o Arqule, Inc.  8,800                                                     58
      Arrow International, Inc.  6,400                                       191

100 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Arthrocare Corp.  1,400                                                 33
    o Aspect Medical Systems, Inc.  3,700                                     62
    o Atrix Labs, Inc.  1,400                                                 42
    o AVANIR Pharmaceuticals, Class A  1,900                                   3
    o Avant Immunotherapeutics, Inc.  3,000                                    8
    o Avigen, Inc.  900                                                        4
    o Barr Laboratories, Inc.  8,781                                         364
      Bausch & Lomb, Inc.  3,400                                             214
      Baxter International, Inc.  50,118                                   1,586
      Beckman Coulter, Inc.  5,100                                           285
      Becton Dickinson & Co.  20,300                                       1,026
    o Beverly Enterprises, Inc.  8,800                                        52
    o BioCryst Pharmaceuticals, Inc.  1,400                                   12
    o Biogen Idec, Inc.  27,125                                            1,600
    o BioMarin Pharmaceuticals, Inc.  1,800                                   12
      Biomet, Inc.  20,125                                                   795
    o Biopure Corp.  1,200                                                     2
    o Biosite, Inc.  1,400                                                    55
    o Biosource International, Inc.  1,500                                    12
    o Bone Care International, Inc.  1,400                                    35
    o Boston Scientific Corp.  67,800                                      2,793
    o Bradley Pharmaceuticals, Inc.  1,700                                    45
      Bristol-Myers Squibb Co.  156,550                                    3,929
      C.R. Bard, Inc.  4,000                                                 425
    o Caliper Life Sciences, Inc.  700                                         5
      Cambrex Corp.  3,400                                                    84
      Cardinal Health, Inc.  36,160                                        2,649
    o Caremark Rx, Inc.  37,090                                            1,255
    o Cell Therapeutics, Inc.  1,400                                          12
    o Centene Corp.  500                                                      17
    o Cephalon, Inc.  3,500                                                  199
    o Cerus Corp.  500                                                         2
    o Charles River Laboratories
      International, Inc.  4,400                                             202
    o Chattem, Inc.  1,200                                                    32
    o Chiron Corp.  15,100                                                   701
    o Cholestech Corp.  1,700                                                 17
    o ChromaVision Medical Systems, Inc.  1,100                                1
    o Ciphergen Biosystems, Inc.  1,700                                       12
      CNS, Inc.  5,000                                                        53
    o Collagenex Pharmaceuticals, Inc.  3,000                                 31
    o Community Health Systems, Inc.  7,100                                  183
    o Conmed Corp.  1,700                                                     42
      Cooper Cos., Inc.  2,200                                               119
    o Corixa Corp.  1,802                                                     11
    o Corvel Corp.  1,900                                                     59
    o Covance, Inc.  5,800                                                   196
    o Coventry Health Care, Inc.  14,400                                     602
    o CryoLife, Inc.  750                                                      4
    o CTI Molecular Imaging, Inc.  2,000                                      30
    o Cubist Pharmaceuticals, Inc.  1,900                                     19
    o Curis, Inc.  3,140                                                      14
    o CV Therapeutics, Inc.  1,100                                            16
    o Cygnus, Inc.  600                                                       --
    o Cytogen Corp.  230                                                       3
    o Cytyc Corp.  7,800                                                     167
      D&K Healthcare Resources, Inc.  3,200                                   44
    o Dade Behring Holdings, Inc.  2,600                                     120
      Datascope Corp.  2,500                                                  83
    o DaVita, Inc.  16,500                                                   843
    o Deltagen, Inc.  2,200                                                   --
    o Dendreon Corp.  1,400                                                   18
      Dentsply International, Inc.  6,550                                    317
      Diagnostic Products Corp.  1,700                                        73
    o Digene Corp.  1,400                                                     50
    o DJ Orthopedics, Inc.  3,000                                             69
    o Durect Corp.  2,000                                                      8
    o Dynacq Healthcare, Inc.  3,616                                          20
    o Edwards Lifesciences Corp.  3,900                                      134
      Eli Lilly & Co.  90,400                                              6,672
    o Emisphere Technologies, Inc.  800                                        4
    o Endo Pharmaceutical Holdings,
      Inc.  10,500                                                           251
    o Enpath Medical, Inc.  3,000                                             34
    o Entremed, Inc.  1,200                                                    4
    o Enzo Biochem, Inc.  1,697                                               25
    o Enzon Pharmaceuticals, Inc.  4,400                                      64
    o Eon Labs, Inc.  2,400                                                  158
    o Express Scripts, Inc.  6,300                                           487
    o Eyetech Pharmaceuticals, Inc.  2,500                                    89
    o First Health Group Corp.  8,700                                        145
    o First Horizon Pharmaceutical Corp.  3,400                               53


                                                        See financial notes. 101

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Forest Laboratories, Inc.  27,500                                    1,773
    o Gen-Probe, Inc.  3,400                                                 113
    o Gene Logic, Inc.  1,300                                                  5
    o Genelabs Technologies, Inc.  800                                         2
    o Genentech, Inc.  18,200                                              2,235
    o Genesis HealthCare Corp.  6,250                                        146
    o Genta, Inc.  2,900                                                      25
    o Genzyme Corp.  15,232                                                  664
    o Geron Corp.  1,000                                                       8
    o Gilead Sciences, Inc.  14,060                                          855
      Guidant Corp.  25,816                                                1,627
    o Guilford Pharmaceuticals, Inc.  1,200                                    8
    o Haemonetics Corp.  3,700                                               104
      HCA, Inc.  39,100                                                    1,589
      Health Management Associates, Inc.,
      Class A  15,900                                                        368
    o Health Net, Inc.  16,600                                               422
      Healthcare Services Group  3,750                                        59
    o HealthExtras, Inc.  1,900                                               24
    o HealthTronics Surgical Services, Inc.  3,500                            25
    o Henry Schein, Inc.  2,300                                              162
    o Hologic, Inc.  2,600                                                    52
    o Human Genome Sciences, Inc.  5,100                                      62
    o Humana, Inc.  18,900                                                   308
    o ICU Medical, Inc.  550                                                  18
    o IDEXX Laboratories, Inc.  2,500                                        153
    o Ii-Vi, Inc.  1,900                                                      47
    o ImClone Systems, Inc.  4,435                                           297
    o Immucor, Inc.  1,125                                                    28
    o Immunogen, Inc.  1,500                                                  13
    o Immunomedics, Inc.  2,400                                               12
    o IMPAC Medical Systems, Inc.  3,000                                      73
    o Impax Laboratories, Inc.  1,600                                         33
    o Inamed Corp.  13,950                                                   821
    o Incyte Corp.  2,600                                                     21
    o Indevus Pharmaceuticals, Inc.  1,800                                    13
    o Inspire Pharmaceuticals, Inc.  1,300                                    21
    o Integra LifeSciences Holdings Corp.  1,100                              35
    o InterMune, Inc.  1,100                                                  16
    o Intuitive Surgical, Inc.  1,050                                         17
      Invacare Corp.  2,000                                                   80
    o Inveresk Research Group, Inc.  4,200                                   119
    o Isis Pharmaceuticals, Inc.  1,900                                       14
    o IVAX Corp.  14,750                                                     314
 (10) Johnson & Johnson  241,370                                          13,041
    o Kendle International, Inc.  2,700                                       22
    o Kindred Healthcare, Inc.  2,312                                        113
    o Kinetic Concepts, Inc.  2,500                                          121
    o King Pharmaceuticals, Inc.  18,516                                     319
    o Kosan Biosciences, Inc.  2,500                                          35
    o KV Pharmaceutical Co., Class A  2,700                                   65
    o Kyphon, Inc.  3,000                                                     75
    o Laboratory Corp. of America
      Holdings  12,800                                                       509
      Landauer, Inc.  1,100                                                   43
    o Large Scale Biology Corp.  2,400                                         5
    o Lexicon Genetics, Inc.  6,900                                           49
    o LifePoint Hospitals, Inc.  2,300                                        82
    o Ligand Pharmaceuticals, Inc.,
      Class B  2,300                                                          49
    o Lincare Holdings, Inc.  7,100                                          247
    o Magellan Health Services, Inc.  3,007                                   97
      Manor Care, Inc.  8,000                                                260
    o Maxim Pharmaceuticals, Inc.  2,400                                      19
      McKesson Corp.  22,900                                                 752
    o Med-Design Corp.  1,200                                                  3
    o Medarex, Inc.  3,000                                                    29
    o Medcath Corp.  1,500                                                    23
    o Medco Health Solutions, Inc.  21,138                                   748
    o Medical Action Industries, Inc.  2,500                                  48
    o Medicines Co.  1,700                                                    56
      Medicis Pharmaceutical Corp.,
      Class A  3,400                                                         146
    o Medimmune, Inc.  17,375                                                421
    o Medis Technologies Ltd.  1,110                                          14
    o MedQuist, Inc.  3,217                                                   44
      Medtronic, Inc.  98,474                                              4,969
      Mentor Corp.  3,000                                                     95
      Merck & Co., Inc.  180,052                                           8,462
      Meridian Bioscience, Inc.  5,000                                        55
    o Merit Medical Systems, Inc.  2,222                                      35
    o MGI Pharma, Inc.  1,900                                                117
    o Millennium Pharmaceuticals, Inc.  11,956                               179


102 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o MIM Corp.  1,500                                                        11
      Mine Safety Appliances Co.  2,700                                       73
    o Molecular Devices Corp.  8,100                                         159
    o Molina Healthcare, Inc.  2,500                                          89
      Mylan Laboratories, Inc.  45,000                                     1,031
    o Myogen, Inc.  2,500                                                     29
    o Myriad Genetics, Inc.  1,400                                            24
    o Nabi Biopharmaceuticals  2,800                                          46
    o National Healthcare Corp.  600                                          18
      Nature's Sunshine Products, Inc.  4,000                                 58
    o NBTY, Inc.  16,000                                                     595
    o Nektar Therapeutics  2,200                                              45
    o Neose Technologies, Inc.  500                                            5
    o Neurocrine Biosciences, Inc.  1,400                                     92
    o Neurogen Corp.  800                                                      8
    o Northfield Laboratories, Inc.  1,100                                    17
    o Noven Pharmaceuticals, Inc.  5,500                                     108
    o NPS Pharmaceuticals, Inc.  1,000                                        25
    o Nutraceutical International Corp.  5,000                               116
    o Nuvelo, Inc.  300                                                        3
      Oakley, Inc.  6,700                                                     93
    o Ocular Sciences, Inc.  1,500                                            42
    o Odyssey HealthCare, Inc.  2,250                                         38
      Omnicare, Inc.  7,500                                                  311
    o Onyx Pharmaceuticals, Inc.  1,800                                       89
    o OraSure Technologies, Inc.  1,500                                       13
    o Orchid BioSciences, Inc.  280                                            2
    o Orthodontic Centers of America, Inc.  2,112                             15
    o Oscient Pharmaceuticals Corp.  2,100                                    12
    o OSI Pharmaceuticals, Inc.  1,690                                       125
      Owens & Minor, Inc.  2,000                                              49
      Oxford Health Plans, Inc.  21,700                                    1,181
    o Pacificare Health Systems, Inc.  18,800                                672
    o Pain Therapeutics, Inc.  2,600                                          19
    o Parexel International Corp.  2,400                                      47
    o Patterson Dental Co.  5,300                                            391
    o Pediatrix Medical Group, Inc.  3,000                                   215
      Perrigo Co.  7,300                                                     157
  (4) Pfizer, Inc.  617,552                                               22,084
    o Pharmaceutical Product
      Development, Inc.  5,000                                               148
    o Pharmaceutical Resources, Inc.  1,900                                   77
    o Pharmacopeia, Inc.  1,300                                               23
    o Pharmacyclics, Inc.  1,100                                              13
    o Pharmion Corp.  2,500                                                   54
      PolyMedica Corp.  4,400                                                122
    o Pozen, Inc.  1,300                                                      15
    o Praecis Pharmaceuticals, Inc.  1,600                                     9
    o Priority Healthcare Corp., Class B  2,000                               40
    o Protein Design Labs, Inc.  4,100                                       100
    o Province Healthcare Co.  4,825                                          77
    o PSS World Medical, Inc.  5,800                                          65
    o QMed, Inc.  500                                                          5
    o Quest Diagnostics  7,410                                               625
    o Regeneration Technologies, Inc.  1,700                                  16
    o Regeneron Pharmaceuticals, Inc.  1,900                                  24
    o RehabCare Group, Inc.  4,000                                            82
    o Renal Care Group, Inc.  4,700                                          233
    o Res-Care, Inc.  4,500                                                   61
    o Resmed, Inc.  2,000                                                     99
    o Respironics, Inc.  1,900                                               100
    o Sangamo Biosciences, Inc.  1,200                                         8
    o Savient Pharmaceuticals, Inc.  2,300                                     9
      Schering-Plough Corp.  80,950                                        1,354
      Select Medical Corp.  7,500                                            142
    o Sepracor, Inc.  6,600                                                  316
    o Serologicals Corp.  1,200                                               22
    o Sierra Health Services, Inc.  11,700                                   435
    o Sola International, Inc.  2,700                                         55
    o SonoSite, Inc.  1,600                                                   34
    o Specialty Laboratories  700                                              7
    o St. Jude Medical, Inc.  14,800                                       1,129
    o Steris Corp.  6,100                                                    135
      Stryker Corp.  16,800                                                1,662
    o Sunrise Senior Living, Inc.  4,900                                     155
   ~o Sunrise Technologies
      International, Inc.  1,700                                              --
    o SuperGen, Inc.  900                                                      7
    o Sybron Dental Specialties, Inc.  4,633                                 136
    o Symbion, Inc.  2,500                                                    41
    o Tanox, Inc.  4,900                                                      84
    o Techne Corp.  3,800                                                    148
    o Tenet Healthcare Corp.  36,650                                         431
    o Theragenics Corp.  2,500                                                13


                                                        See financial notes. 103

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

    o Third Wave Technologies, Inc.  1,800                                     9
    o Thoratec Corp.  2,636                                                   36
    o Titan Pharmaceuticals, Inc.  800                                         3
    o TL Administration Corp.  900                                            --
    o Transgenomic, Inc.  1,200                                                2
    o Transkaryotic Therapies, Inc.  3,400                                    49
    o Triad Hospitals, Inc.  6,044                                           206
    o Trimeris, Inc.  500                                                      7
    o TriPath Imaging, Inc.  2,600                                            22
    o Tripos, Inc.  6,000                                                     35
    o United Surgical Partners
      International, Inc.  1,400                                              51
      UnitedHealth Group, Inc.  52,506                                     3,228
      Universal Health Services, Class B  4,000                              176
    o Urologix, Inc.  1,800                                                   22
    o US Oncology, Inc.  7,700                                               115
    o US Physical Therapy, Inc.  3,500                                        50
    o USANA Health Sciences, Inc.  1,000                                      27
    o Utah Medical Products, Inc.  2,500                                      64
      Valeant Pharmaceuticals
      International  5,400                                                   125
    o Varian Medical Systems, Inc.  4,700                                    403
    o Vaxgen, Inc.  3,100                                                     47
    o VCA Antech, Inc.  2,700                                                110
    o Ventana Medical Systems, Inc.  1,200                                    59
    o Vertex Pharmaceuticals, Inc.  3,144                                     27
    o Viasys Healthcare, Inc.  3,982                                          77
    o Vical, Inc.  1,600                                                       8
    o Viropharma, Inc.  1,000                                                  2
    o Visx, Inc.  3,100                                                       68
      Vital Signs, Inc.  1,900                                                61
    o Watson Pharmaceuticals, Inc.  7,732                                    275
    o WellPoint Health Networks, Inc.  12,680                              1,416
      West Pharmaceutical Services, Inc.  3,300                              128
    o Wright Medical Group, Inc.  1,700                                       58
      Wyeth  106,900                                                       4,070
    o XOMA Ltd.  2,400                                                        10
    o Young Innovations, Inc.  2,000                                          70
    o Zimmer Holdings, Inc.  20,300                                        1,621
    o Zymogenetics, Inc.  2,000                                               32
                                                                         -------
                                                                         139,847
      HOUSEHOLD PRODUCTS 1.9%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  4,950                                     233
      Avon Products, Inc.  19,500                                          1,638
      Church & Dwight Co., Inc.  3,300                                       148
      Clorox Co.  27,000                                                   1,398
      Colgate-Palmolive Co.  42,500                                        2,460
      The Estee Lauder Cos., Inc.,
      Class A  10,300                                                        471
      The Gillette Co.  81,400                                             3,331
      Inter Parfums, Inc.  675                                                15
      International Flavors &
      Fragrances, Inc.  4,400                                                160
      Nu Skin Enterprises, Inc., Class A  6,500                              154
    = Procter & Gamble Co.  104,200                                       11,019
                                                                         -------
                                                                          21,027
      INSURANCE 4.7%
      --------------------------------------------------------------------------
      21st Century Holding Co.  1,000                                         20
      21st Century Insurance Group  7,200                                     97
      Aetna, Inc.  14,800                                                  1,225
      AFLAC, Inc.  40,100                                                  1,693
      Alfa Corp.  4,800                                                       65
    o Alleghany Corp.  216                                                    57
    o Allmerica Financial Corp.  4,900                                       170
      The Allstate Corp.  56,374                                           2,588
      AMBAC Financial Group, Inc.  10,250                                    707
      American Financial Group, Inc.  5,500                                  169
  (7) American International
      Group, Inc.  212,222                                                15,206
    o American Medical Security
      Group, Inc.  5,600                                                     143
      American National Insurance Co.  1,300                                 122
    o AmerUs Group Co.  1,900                                                 73
      AON Corp.  25,500                                                      665
    o Arch Capital Group Ltd.  1,400                                          56
    o Argonaut Group, Inc.  2,400                                             44
      Arthur J. Gallagher & Co.  6,800                                       219
      Baldwin & Lyons, Inc., Class B  750                                     21
      Brown & Brown, Inc.  5,500                                             215
      Chubb Corp.  16,547                                                  1,142
      CIGNA Corp.  10,300                                                    664
      Cincinnati Financial Corp.  12,810                                     525
    o Clark, Inc.  1,700                                                      31


104 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o CNA Financial Corp.  18,200                                            499
    o CNA Surety Corp.  2,200                                                 24
      Commerce Group, Inc.  1,600                                             74
      Crawford & Co., Class B  1,600                                           8
      Delphi Financial Group, Inc., Class A  4,515                           181
      EMC Insurance Group, Inc.  1,200                                        30
      Erie Indemnity Co., Class A  5,500                                     254
      FBL Financial Group, Inc., Class A  2,090                               56
      Fidelity National Financial, Inc.  16,017                              586
      First American Corp.  7,800                                            212
      First United Corp.  2,200                                               50
    o FPIC Insurance Group, Inc.  400                                          9
      Fremont General Corp.  2,000                                            43
    o Great American Financial
      Resources, Inc.  2,800                                                  45
      Harleysville Group, Inc.  1,800                                         34
      Hartford Financial Services
      Group, Inc.  24,400                                                  1,490
      HCC Insurance Holdings, Inc.  2,100                                     67
      Hilb, Rogal & Hamilton Co.  2,000                                       72
      Hooper Holmes, Inc.   4,600                                             25
      Horace Mann Educators Corp.  1,800                                      28
      Independence Holding Co.  1,500                                         54
    o Infinity Property & Casualty Corp.  2,500                               78
      Jefferson-Pilot Corp.  10,100                                          501
      Liberty Corp.  1,000                                                    45
      Lincoln National Corp.  15,100                                         678
      Loews Corp.  15,000                                                    870
      Manulife Financial Corp.  26,551                                       976
    o Markel Corp.  300                                                       88
      Marsh & McLennan Cos., Inc.  43,000                                  1,939
      MBIA, Inc.  13,750                                                     810
      Mercury General Corp.  5,400                                           275
      Metlife, Inc.  62,000                                                2,139
      MGIC Investment Corp.  9,300                                           685
    o MIIX Group, Inc.  2,400                                                 --
    o Mony Group, Inc.  1,500                                                 46
    o National Medical Health Card
      Systems, Inc.  800                                                      22
      Nationwide Financial Services, Inc.,
      Class A  1,300                                                          45
    o Navigators Group, Inc.  1,500                                           39
      NYMAGIC, Inc.  2,100                                                    54
      Odyssey Re Holdings Corp.  2,900                                        69
    o Ohio Casualty Corp.  3,000                                              59
      Old Republic International Corp.  16,350                               380
    o Penn Treaty American Corp.  600                                          1
      Penn-America Group, Inc.  1,400                                         17
    o Philadelphia Consolidated
      Holding Co.  1,000                                                      58
      The Phoenix Cos., Inc.  4,500                                           57
      PMA Capital Corp., Class A  700                                          5
      The PMI Group, Inc.  8,100                                             349
      Presidential Life Corp.  1,000                                          16
    o Principal Financial Group, Inc.  25,400                                897
    o ProAssurance Corp.  1,670                                               57
      The Progressive Corp.  23,300                                        2,039
      Protective Life Corp.  5,500                                           198
      Prudential Financial, Inc.  45,500                                   1,999
      Radian Group, Inc.  9,202                                              428
      Reinsurance Group of America, Inc.  5,100                              198
      RLI Corp.  2,800                                                        97
      Safeco Corp.  10,000                                                   438
      Safety Insurance Group, Inc.  1,000                                     22
      SCPIE Holdings, Inc.  700                                                6
      Selective Insurance Group, Inc.  1,200                                  43
    o SNTL Corp. -- Litigation Trust
      Certificates  1,300                                                     --
      St. Paul Cos., Inc.  46,050                                          1,873
      Stancorp Financial Group, Inc.  2,500                                  155
      State Auto Financial Corp.  1,300                                       36
      Sterling Financial Corp.  1,250                                         32
    o Stewart Information Services Corp.  3,700                              131
      Torchmark Corp.  10,600                                                552
      Transatlantic Holdings, Inc.  5,150                                    461
    o Triad Guaranty, Inc.  1,700                                             93
    o UICI  2,500                                                             43
      United Fire & Casualty Co.  500                                         22
      Unitrin, Inc.  5,600                                                   222
      UnumProvident Corp.  23,914                                            372
    o USI Holdings Corp.  4,500                                               68
      W.R. Berkley Corp.  10,200                                             413
    o WellChoice, Inc.  2,500                                                106
      Zenith National Insurance Corp.  1,100                                  47
                                                                         -------
                                                                          51,107

                                                        See financial notes. 105

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MEDIA 4.0%
    ----------------------------------------------------------------------------
    o Acme Communications, Inc.  1,900                                        13
    o Adolor Corp.  1,700                                                     27
    o Advanced Marketing Services, Inc.  3,400                                34
    o AMC Entertainment, Inc.  5,400                                          86
    o America's Car Mart, Inc.  2,500                                         65
    o American Tower Corp., Class A  17,000                                  212
      Banta Corp.  2,700                                                     120
      Belo Corp., Class A  9,400                                             268
      Blockbuster, Inc., Class A  6,900                                      114
    o Cablevision Systems Corp., NY Group,
      Class A  18,800                                                        410
      Cadmus Communications Corp.  3,900                                      55
    o Carmike Cinemas, Inc.  2,500                                            94
    o Charter Communications, Inc.,
      Class A  20,300                                                         81
    o Citadel Broadcasting Corp.  2,500                                       43
      Clear Channel Communications,
      Inc.  49,721                                                         2,063
    o CNET Networks, Inc.  9,983                                              85
    o Comcast Corp., Class A  68,336                                       2,057
    o Comcast Corp., Special Class A  42,800                               1,241
    o Consolidated Graphics, Inc.  3,900                                     146
    o Cox Communications, Inc., Class A  47,135                            1,541
    o Crown Media Holdings, Inc.,
      Class A  6,000                                                          53
    o Cumulus Media, Inc., Class A  5,100                                    107
    o DAG Media, Inc.  2,500                                                  11
    o Daily Journal Corp.  500                                                17
    o DGSE Cos., Inc.  700                                                     2
    o The DIRECTV Group, Inc.  73,476                                      1,315
      Dow Jones & Co., Inc.  9,000                                           415
      The E.W. Scripps Co., Class A  6,000                                   633
    o EchoStar Communications Corp.,
      Class A  21,300                                                        707
    o Emmis Communications Corp.,
      Class A  4,300                                                         101
    o Entercom Communications Corp.  3,000                                   137
    o Entravision Communications Corp.,
      Class A  5,000                                                          46
    o Fox Entertainment Group, Inc.,
      Class A  33,750                                                        940
      Gannett Co., Inc.  21,000                                            1,820
    o Gaylord Entertainment Co.  2,625                                        82
    o GC Cos., Inc.  500                                                      --
      Gray Television, Inc.  5,600                                            83
      Gray Television, Inc., Class A  2,500                                   35
      Harte-Hanks, Inc.  8,100                                               194
      Hollinger International, Inc.  7,300                                   146
    o Information Holdings, Inc.  2,200                                       55
    o Insight Communications Co.  5,200                                       47
    o Integrity Media, Inc.  2,000                                            13
    o InterActiveCorp  52,117                                              1,661
      John Wiley & Sons, Class A  3,800                                      116
      Journal Communications, Inc.  5,000                                     88
    o Journal Register Co.  3,200                                             63
      Knight-Ridder, Inc.  5,700                                             441
      Lee Enterprises, Inc.  2,500                                           119
    o Lifeline Systems, Inc.  4,600                                           91
    o Lin TV Corp., Class A  3,300                                            74
    o Lynch Interactive Corp.  900                                            27
    o Martha Stewart Living Omnimedia,
      Class A  3,900                                                          40
      McClatchy Co., Class A  7,200                                          511
      The McGraw-Hill Cos., Inc.  17,300                                   1,364
      Media General, Inc., Class A  2,000                                    144
    o Mediacom Communications Corp.  7,600                                    55
      Meredith Corp.  6,000                                                  306
    o Merrimac Industries, Inc.  600                                           5
    o Metro-Goldwyn-Mayer, Inc.  13,134                                      276
    o Moscow CableCom Corp.  1,400                                            11
    o Network Equipment Technologies,
      Inc.  5,000                                                             43
      New York Times Co., Class A  13,200                                    605
    o Nexstar Broadcasting Group, Inc.  4,500                                 55
    o PanAmSat Corp.  15,400                                                 355
    o Playboy Enterprises, Inc., Class B  4,500                               59
      Pulitzer, Inc.  3,000                                                  152
    o Quipp, Inc.  900                                                        14
      R.R. Donnelley & Sons Co.  17,000                                      500
    o Radio One, Inc., Class A  9,500                                        181
   ~o Radio Unica Communications Corp.  300                                   --
      The Reader's Digest Association, Inc.,
      Class A  7,300                                                         105
      Regal Entertainment Group, Class A  4,200                               92


106 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Saga Communications, Inc., Class A  3,750                               71
    o Salem Communications Corp., Class A  900                                27
    o Scholastic Corp.  2,200                                                 62
    o Sinclair Broadcast Group, Inc.,
      Class A  4,800                                                          59
    o The Source Interlink Cos., Inc.  5,000                                  54
    o The Sportsman's Guide, Inc.  5,000                                     102
      Thomas Nelson, Inc.  3,300                                              86
    o Time Warner, Inc.  368,252                                           6,194
    o Tivo, Inc.  4,500                                                       32
      Tribune Co.  26,900                                                  1,288
    o Univision Communications, Inc.,
      Class A  25,510                                                        864
    o Valassis Communications, Inc.  5,900                                   182
    o Valuevision Media, Inc., Class A  1,400                                 20
      Viacom, Inc., Class B  141,512                                       5,469
      The Walt Disney Co.  164,650                                         3,792
      Washington Post, Class B  600                                          552
    o Westwood One, Inc.  7,200                                              213
    o XM Satellite Radio Holdings, Inc.,
      Class A  15,300                                                        367
                                                                         -------
                                                                          42,701
      MISCELLANEOUS 0.6%
      --------------------------------------------------------------------------
      3M Co.  65,000                                                       5,621
   ~o ANC Rental Corp.  3,037                                                 --
    o AT&T Latin America Corp., Class A  2,100                                --
   ~o Breakaway Solutions, Inc.  1,400                                        --
    o Coinstar, Inc.  5,200                                                   90
    o The Geo Group, Inc.  3,800                                              89
    o i2 Technologies, Inc.  15,300                                           17
   ~o Jupiter Media Metrix, Inc.  1,673                                       --
    o NetFlix, Inc.  6,000                                                   152
    o Nucentrix Broadband Networks,
      Inc.  2,100                                                              5
   ~o Scient, Inc.  624                                                       --
                                                                         -------
                                                                           5,974
      MISCELLANEOUS FINANCE 8.1%
      --------------------------------------------------------------------------
      1st Source Corp.  1,571                                                 39
    o A.B. Watley Group, Inc.  1,300                                          --
      A.G. Edwards, Inc.  5,900                                              216
    o Accredited Home Lenders
      Holding Co.  2,500                                                      73
   ~o Actrade Financial Technologies Ltd.  1,000                              --
      Advanta Corp., Class A  7,400                                          119
    o Affiliated Managers Group, Inc.  1,800                                  88
      Alliance Capital Management
      Holding L.P.  5,200                                                    173
      Allied Capital Corp.  11,015                                           261
      Amcore Financial, Inc.  1,200                                           34
      American Capital Strategies Ltd.  5,100                                134
      American Express Co.  105,150                                        5,147
    o AmeriCredit Corp.  12,300                                              199
    o Ameritrade Holding Corp.  34,300                                       420
      Asta Funding, Inc.  2,000                                               32
      Astoria Financial Corp.  7,000                                         241
      Bank of the Ozarks, Inc.  2,800                                         67
    o Bankunited Financial Corp., Class A  2,200                              58
      Banner Corp.  1,200                                                     31
    o Bay View Capital Corp.  5,061                                           11
      The Bear Stearns Cos., Inc.  13,620                                  1,092
    o Berkshire Hathaway, Inc., Class A  96                                8,965
      Berkshire Hills Bancorp, Inc.  1,400                                    47
      Blackrock, Inc.  400                                                    25
    o Boca Resorts, Inc., Class A  4,300                                      75
    o BOK Financial Corp.  3,437                                             134
    o BP Prudhoe Bay Royalty Trust  2,200                                     62
      Camco Financial Corp.  700                                              10
    o Capital Corp. of the West  1,050                                        39
      Capital One Financial Corp.  17,600                                  1,153
      Cash America International, Inc.  2,500                                 53
      Cathay Bancorp., Inc.  1,600                                           104
      Central Pacific Financial Co.  900                                      23
    / The Charles Schwab Corp.  108,620                                    1,118
      Charter Financial Corp.  900                                            32
      Charter Municipal Mortgage
      Acceptance Co.  3,900                                                   76
      Charter One Financial, Inc.  17,625                                    588
      Chesterfield Financial Corp.  1,500                                     42
      Chicago Mercantile Exchange  1,800                                     211
      CIT Group, Inc.  16,100                                                553
 =(5) Citigroup, Inc.  417,436                                            20,075
      Citizens First Bancorp, Inc.  700                                       16


                                                        See financial notes. 107

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Coastal Bancorp, Inc.  800                                              33
      Coastal Financial Corp.  2,509                                          37
    o The Commercial Capital
      Bancorp, Inc.  3,333                                                    59
      Commercial Federal Corp.  2,300                                         59
    o CompuCredit Corp.  4,400                                                73
    o Corrections Corp. of America  3,828                                    140
      Countrywide Financial Corp.  25,800                                  1,530
    o Cross Timbers Royalty Trust  1,500                                      42
      CVB Financial Corp.  3,382                                              69
      Downey Financial Corp.  2,000                                           97
    o DVI, Inc.  1,200                                                        --
    o E*TRADE Group, Inc.  30,035                                            341
      East-West Bancorp, Inc.  1,300                                          73
      Eaton Vance Corp.  5,800                                               212
    o eSpeed, Inc., Class A  3,300                                            58
      Fannie Mae  77,900                                                   5,353
      Federated Investors, Inc., Class B  9,950                              293
      Fidelity Bankshares, Inc.  1,933                                        64
    o Financial Federal Corp.  3,300                                         103
      Financial Industries Corp.  700                                          8
      First Financial Corp.  600                                              18
      First Financial Holdings, Inc.  1,400                                   40
      First Indiana Corp.  1,375                                              25
      First Place Financial Corp.  2,900                                      48
      First Sentinel Bancorp., Inc.  2,300                                    47
      Flagstar Bancorp., Inc.  4,500                                          92
      Flushing Financial Corp.  3,300                                         57
      Franklin Resources, Inc.  20,600                                     1,130
      Freddie Mac  55,500                                                  3,241
      Gabelli Asset Management, Inc.,
      Class A  700                                                            28
      Glacier Bancorp, Inc.  3,050                                            94
      Golden West Financial Corp.  11,900                                  1,251
      Goldman Sachs Group, Inc.  38,900                                    3,764
    o Golf Trust of America, Inc. L.P.  2,400                                  6
      GreenPoint Financial Corp.  12,150                                     474
    o Hawthorne Financial Corp.  1,050                                        35
      Heritage Financial Corp.  700                                           14
      Hudson River Bancorp  3,200                                             58
    o Hugoton Royalty Trust  3,300                                            72
      IBERIABANK Corp.  700                                                   40
      Independence Community
      Bank Corp.  6,600                                                      240
      Independent Bank Corp. Michigan  1,636                                  41
      IndyMac Bancorp, Inc.  3,400                                           109
    o Instinet Group, Inc.  1,200                                              8
      International Bancshares Corp.  1,877                                  100
      Interpool, Inc.  1,200                                                  20
    o Investment Technology Group, Inc.  4,750                                68
      Investors Financial Services Corp.  5,500                              214
    o ITLA Capital Corp.  700                                                 30
      Janus Capital Group, Inc.  19,200                                      292
      Jefferies Group, Inc.  4,100                                           140
    o Knight Trading Group, Inc.  9,700                                      113
    o La Quinta Corp.  13,000                                                 93
    o LabOne, Inc.  2,100                                                     62
      LaBranche & Co., Inc.  2,400                                            23
      Legg Mason, Inc.  4,200                                                387
      Lehman Brothers Holdings, Inc.  21,372                               1,569
      Leucadia National Corp.  5,136                                         253
    o Local Financial Corp.  2,000                                            44
    o Mail-Well, Inc.  1,300                                                   5
      MB Financial, Inc.  1,800                                               63
      MBNA Corp.  102,650                                                  2,503
      MCG Capital Corp.  4,700                                                76
      McGrath RentCorp  800                                                   25
    o Meritage Corp.  1,000                                                   68
      Merrill Lynch & Co., Inc.  77,300                                    4,192
      Metris Cos., Inc.  3,000                                                21
    o MicroFinancial, Inc.  1,900                                              6
      The Midland Co.  1,800                                                  48
      Moody's Corp.  13,300                                                  858
      Morgan Stanley  87,800                                               4,512
      MutualFirst Financial, Inc.  2,000                                      46
    o National Financial Partners Corp.  2,500                                78
    o National Western Life Insurance Co.,
      Class A  300                                                            44
      New Century Financial Corp.  3,600                                     153
      New York Community Bancorp,
      Inc.  22,697                                                           569
    o NextCard, Inc.  2,600                                                   --
    o North American Scientific, Inc.  700                                     6
      Northrim BanCorp, Inc.  2,500                                           54


108 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Northway Financial, Inc.  200                                            7
      Northwest Bancorp, Inc.  5,000                                         103
      Nuveen Investments, Inc., Class A  6,300                               161
      Oak Hill Financial, Inc.  1,000                                         32
    o Ocwen Financial Corp.  5,920                                            64
      PAB Bankshares, Inc.  700                                                9
      Pacific Capital Bancorp.  2,133                                         78
      Partners Trust Financial Group, Inc.  1,700                             46
      The Peoples Holding Co.  750                                            24
    o Piper Jaffray Cos.  1,450                                               70
      PMC Commercial Trust  1,500                                             20
    o Portfolio Recovery Associates, Inc.  2,000                              53
      Provident Financial Holdings  750                                       18
    o Providian Financial Corp.  23,900                                      290
      R&G Financial Corp., Class B  2,550                                     79
      Raymond James Financial, Inc.  6,900                                   173
      Resource America, Inc., Class A  2,000                                  39
      Santander BanCorp  4,260                                               128
    o Saxon Capital, Inc.  3,500                                              76
      Seacoast Financial Services Corp.  1,973                                64
      SEI Investments Co.  9,700                                             286
    o Siebert Financial Corp.  2,900                                          14
      SLM Corp.  37,300                                                    1,429
      Southern Financial Bancorp, Inc.  253                                   11
      Sovereign Bancorp., Inc.  25,936                                       518
      State Financial Services Corp.,
      Class A  2,000                                                          59
      Student Loan Corp.  1,700                                              241
      SWS Group, Inc.  1,141                                                  19
      T. Rowe Price Group, Inc.  10,700                                      549
    o Tarragon Realty Investors, Inc.  2,948                                  41
      TF Financial Corp.  700                                                 21
      United Community Banks, Inc.  3,750                                     90
    o UnitedGlobalCom, Inc., Class A  31,000                                 232
      Value Line, Inc.  300                                                   19
      W Holding Co., Inc.  7,803                                             133
      W.P. Carey & Co. LLC  4,100                                            111
      Waddell & Reed Financial, Inc.,
      Class A  7,250                                                         161
      Washington Federal, Inc.  7,220                                        169
      Washington Mutual, Inc.  73,578                                      2,898
      Waypoint Financial Corp.  4,151                                        107
      Webster Financial Corp.  3,012                                         131
    o Wellsford Real Properties, Inc.  1,400                                  26
      Wesco Financial Corp.  200                                              79
      Westwood Holdings Group, Inc.  285                                       5
    o WFS Financial, Inc.  4,100                                             183
      White Mountains Insurance
      Group, Inc.  200                                                       103
      Willow Grove Bancorp, Inc.  1,596                                       26
    o World Acceptance Corp.  2,500                                           38
                                                                         -------
                                                                          87,380
      NON-DURABLES & ENTERTAINMENT 1.4%
      --------------------------------------------------------------------------
    o The 3DO Co.  262                                                        --
    o A.T. Cross Co., Class A  2,400                                          14
      Action Performance Cos., Inc.  1,100                                    17
    o Activision, Inc.  11,175                                               168
    o AFC Enterprises, Inc.  1,000                                            22
    o American Greetings Corp., Class A  8,500                               174
      Applebee's International, Inc.  5,275                                  205
      Bob Evans Farms, Inc.  2,200                                            67
      Boyd Gaming Corp.  5,300                                               125
    o Boyds Collection Ltd.  2,200                                             6
    o Brinker International, Inc.  6,900                                     265
    o Buca, Inc.  1,100                                                        7
      CBRL Group, Inc.  3,300                                                124
    o CEC Entertainment, Inc.  2,025                                          69
    o Centillium Communications, Inc.  1,000                                   4
    o Championship Auto Racing
      Teams, Inc.  1,000                                                      --
    o The Cheesecake Factory  1,925                                           82
      Churchill Downs, Inc.  900                                              33
    o CKE Restaurants, Inc.  1,800                                            19
      Darden Restaurants, Inc.  13,300                                       301
    o Dave and Buster's, Inc.  1,700                                          32
    o Department 56, Inc.  3,300                                              53
      Dover Motorsports, Inc.  1,400                                           6
    o Drew Industries, Inc.  2,500                                            93
    o Electronic Arts, Inc.  25,200                                        1,276
    o Electronics Boutique
      Holdings Corp.  1,300                                                   35
    o Enesco Group, Inc.  1,100                                               14


                                                        See financial notes. 109

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Equity Marketing, Inc.  500                                              7
      The First Years, Inc.  4,000                                            68
      Fortune Brands, Inc.  17,700                                         1,350
    o Fossil, Inc.  2,962                                                     73
    o Handleman Co.  6,600                                                   149
      Hasbro, Inc.  14,500                                                   274
    o Hibbet Sporting Goods, Inc.  2,362                                      57
    o Hollywood Media Corp.  1,100                                             4
      IHOP Corp.  500                                                         19
      International Game Technology  29,100                                1,098
      International Speedway Corp.,
      Class A  3,245                                                         137
    o Isle of Capri Casinos, Inc.  9,400                                     197
    o Jack in the Box, Inc.  1,700                                            46
    o Krispy Kreme Doughnuts, Inc.  2,100                                     68
      Lancaster Colony Corp.  3,400                                          140
      Landry's Restaurants, Inc.  1,800                                       60
      Lone Star Steakhouse &
      Saloon, Inc.  4,400                                                    135
    o Luby's, Inc.  1,400                                                      7
    o Marvel Enterprises, Inc.  11,700                                       222
      Mattel, Inc.  34,300                                                   582
      McDonald's Corp.  100,800                                            2,745
    o Midway Games, Inc.  2,100                                               17
      Movado Group, Inc.  3,700                                              111
    o O'Charleys, Inc.  400                                                    8
      Oneida Ltd.  700                                                         1
      Outback Steakhouse, Inc.  7,000                                        308
    o P.F. Chang's China Bistro, Inc.  800                                    39
    o Panera Bread Co., Class A  800                                          33
    o Papa John's International, Inc.  1,700                                  57
    o Peco II, Inc.  1,200                                                     1
    o Penn National Gaming, Inc.  4,900                                      144
    o Rare Hospitality International Inc.  825                                23
    o RC2 Corp.  2,200                                                        60
      Regis Corp.  3,900                                                     169
      Riviana Foods, Inc.  1,200                                              30
      Ruby Tuesday, Inc.  3,100                                               93
      Russ Berrie & Co., Inc.  1,000                                          29
    o Ryan's Family Steak Houses, Inc.  2,250                                 41
    o SCP Pool Corp.  3,775                                                  152
    o Service Corp. International  24,100                                    178
    o Smith & Wollensky Restaurant
      Group, Inc.  900                                                         6
    o Sonic Corp.  1,875                                                      60
    o Sotheby's Holdings, Inc., Class A  2,938                                38
    o Starbucks Corp.  31,300                                              1,216
    o The Steak N Shake Co.  1,580                                            30
    o Stewart Enterprises, Inc., Class A  7,200                               53
    o Take-Two Interactive Software, Inc.  8,000                             231
      The Topps Co., Inc.  1,700                                              15
    o Trans World Entertainment Corp.  1,500                                  16
      Triarc Cos., Class B  4,400                                             46
      Tupperware Corp.  4,800                                                 90
      Wendy's International, Inc.  10,300                                    402
      World Wrestling Entertainment, Inc.  900                                12
    o Yum! Brands, Inc.  24,000                                              931
                                                                         -------
                                                                          15,289
      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
    o A.M. Castle & Co.  1,500                                                14
      Alcoa, Inc.  70,464                                                  2,167
    o Brush Engineered Materials, Inc.  3,600                                 58
    o Century Aluminum Co.  3,100                                             61
      Commercial Metals Co.  3,500                                            92
      Commonwealth Industries, Inc.  1,300                                    10
    o Encore Wire Corp.  2,000                                                55
      Engelhard Corp.  9,300                                                 270
    o Frankfort Tower Industries, Inc.  1,800                                 --
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  16,000                                                        488
    o Imco Recycling, Inc.  2,400                                             21
    o Kaiser Aluminum Corp.  2,000                                            --
      Minerals Technologies, Inc.  3,100                                     182
    o Mueller Industries, Inc.  1,700                                         57
    o Phelps Dodge Corp.  7,330                                              483
      Reliance Steel & Aluminum Co.  4,250                                   140
    o RTI International Metals, Inc.  4,000                                   59
      Southern Peru Copper Corp.  1,500                                       44
    o Stillwater Mining Co.  1,133                                            15
    o Titanium Metals Corp.  180                                              14
    o Wolverine Tube, Inc.  1,000                                             12
                                                                         -------
                                                                           4,242


110 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: DOMESTIC 1.4%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  6,400                                              455
      Ashland, Inc.  7,000                                                   335
    o CAL Dive International, Inc.  1,500                                     41
      Chesapeake Energy Corp.  13,600                                        187
    o Comstock Resources, Inc.  4,500                                         92
      ConocoPhillips  56,098                                               4,000
      Consol Energy, Inc.  5,800                                             166
      Crosstex Energy L.P.  2,000                                             52
      Diamond Offshore Drilling, Inc.  9,300                                 210
    o Enbridge Energy Management LLC  1,084                                   48
    o Encore Acquisition Co.  1,500                                           45
    o Energy Partners Ltd.  1,700                                             24
      Frontier Oil Corp.  3,600                                               64
    o Global Industries Ltd.  4,400                                           26
    o Gulf Island Fabrication, Inc.  2,800                                    63
    o Gulfmark Offshore, Inc.  1,600                                          24
    o Harvest Natural Resources, Inc.  6,000                                  99
      Holly Corp.  2,000                                                      67
    o Houston Exploration Co.  5,400                                         242
      Kaneb Services LLC  1,466                                               40
      Kerr-McGee Corp.  10,519                                               515
      Magellan Midstream Partners  1,200                                      62
    o Magnum Hunter Resources, Inc.  1,750                                    18
      Marathon Oil Corp.  29,000                                             973
      Markwest Energy Partners L.P.  500                                      19
    o Meridian Resource Corp.  3,100                                          20
      Murphy Oil Corp.  8,500                                                582
    o Nabors Industries Ltd.  11,817                                         524
    o National-Oilwell, Inc.  5,569                                          155
    o Newfield Exploration Co.  3,700                                        195
    o Nuevo Energy Co.  2,300                                                 79
    o OYO Geospace Corp.  300                                                  5
      Pacific Energy Partners L.P.  3,500                                     89
      Patina Oil & Gas Corp.  6,250                                          174
    o Patterson-UTI Energy, Inc.  6,600                                      239
    o Pioneer Natural Resources Co.  10,900                                  357
    o Plains Exploration & Production Co.  2,520                              50
      Pogo Producing Co.  6,300                                              311
    o Premcor, Inc.  2,600                                                    90
    o Pride International, Inc.  10,200                                      172
    o Quicksilver Resource, Inc.  1,400                                       61
    o Remington Oil & Gas Corp.  3,900                                        85
    o Spinnaker Exploration Co.  3,400                                       121
      St. Mary Land & Exploration Co.  3,700                                 134
    o Stone Energy Corp.  976                                                 48
      Sunoco Logistics Partners L.P.  2,000                                   66
      Sunoco, Inc.  5,500                                                    346
    o Superior Energy Services, Inc.  4,900                                   51
    o Syntroleum Corp.  4,000                                                 26
      TEPPCO Partners L.P.  4,000                                            150
    o Tesoro Petroleum Corp.  4,800                                           97
    o Transmontaigne, Inc.  1,600                                              8
    o Transocean, Inc.  25,231                                               701
    o Ultra Petroleum Corp.  6,500                                           213
    o Universal Compression
      Holdings, Inc.  2,900                                                   86
      Unocal Corp.  20,007                                                   721
      Valero L.P.  1,600                                                      78
    o Varco International, Inc.  7,140                                       148
      Vintage Petroleum, Inc.  10,500                                        158
    o Westport Resources Corp.  5,725                                        196
      XTO Energy, Inc.  19,457                                               519
                                                                         -------
                                                                          14,922
      OIL: INTERNATIONAL 2.9%
      --------------------------------------------------------------------------
    o ATP Oil & Gas Corp.  1,600                                              11
      ChevronTexaco Corp.  86,817                                          7,944
 =(3) Exxon Mobil Corp.  531,816                                          22,629
      GlobalSantaFe Corp.  19,155                                            505
                                                                         -------
                                                                          31,089
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o APA Optics, Inc.  1,000                                                  3
    o August Technology Corp.  1,300                                          17
    o BMC Industries, Inc.  2,100                                             --
    o Corning, Inc.  107,507                                               1,186
      CPI Corp.  400                                                           6
    o Drexler Technology Corp.  1,000                                         15
      Eastman Kodak Co.  26,000                                              671
    o Fischer Imaging Corp.  500                                               2
      Imation Corp.  2,000                                                    78
    o Ingram Micro, Inc., Class A  13,400                                    160

                                                        See financial notes. 111

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Lexar Media, Inc.  5,400                                                50
    o Meade Instruments Corp.  800                                             3
    o Photronics, Inc.  1,400                                                 21
   ~o Polaroid Corp.  3,800                                                   --
    o Robotic Vision Systems, Inc.  200                                        1
    o StockerYale, Inc.  500                                                   1
    o Zomax, Inc.  2,000                                                       8
    o Zygo Corp.  500                                                          5
                                                                         -------
                                                                           2,227
      PAPER & FOREST PRODUCTS 0.8%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  6,400                                             216
      Bowater, Inc.  2,300                                                    96
    o Buckeye Technologies, Inc.  1,200                                       13
      Chesapeake Corp.  1,000                                                 23
      CSS Industries, Inc.  900                                               30
      Deltic Timber Corp.  700                                                24
      Georgia-Pacific Corp.  44,365                                        1,557
      International Paper Co.  35,304                                      1,423
    o Kadant, Inc.  1                                                         --
      Kimberly-Clark Corp.  40,639                                         2,660
    o Louisiana-Pacific Corp.  4,800                                         113
      MeadWestvaco Corp.  11,674                                             305
      Packaging Corp. of America  6,000                                      132
      Potlatch Corp.  13,400                                                 508
      Rayonier, Inc.  1,592                                                   62
      Rock-Tennessee Co., Class A  2,000                                      30
    o Smurfit-Stone Container Corp.  10,900                                  187
      Temple-Inland, Inc.  4,400                                             272
      Wausau-Mosinee Paper Corp.  4,700                                       66
      Weyerhaeuser Co.  16,750                                               992
                                                                         -------
                                                                           8,709
      PRODUCER GOODS & MANUFACTURING 4.6%
      --------------------------------------------------------------------------
    o Aaon, Inc.  4,075                                                       81
    o Actuant Corp., Class A  2,840                                           97
    o Advanced Energy Industries, Inc.  3,900                                 52
    o Aeroflex, Inc.  5,400                                                   68
    o AGCO Corp.  3,762                                                       72
      Alamo Group, Inc.  500                                                   8
      Albany International Corp., Class A  3,918                             119
    o American Standard Cos., Inc.  4,800                                    505
      Ametek, Inc.  4,200                                                    111
      Applied Industrial Technologies, Inc.  2,900                            76
      Aptargroup, Inc.  2,200                                                 86
    o Astec Industries, Inc.  500                                              9
      Avery Dennison Corp.  9,700                                            623
    o AZZ, Inc.  700                                                          11
      Baldor Electric Co.  3,800                                              86
      Barnes Group, Inc.  700                                                 19
    o BE Aerospace, Inc.  1,100                                                7
      BHA Group Holdings, Inc.  1,500                                         48
    o Blount International, Inc.  1,200                                       14
      Blyth, Inc.  4,800                                                     156
      Briggs & Stratton Corp.  3,000                                         210
    o Cantel Medical Corp.  2,381                                             39
    o Capstone Turbine Corp.  2,600                                            7
      Caterpillar, Inc.  28,700                                            2,231
      CIRCOR International, Inc.  3,750                                       73
      Clarcor, Inc.  1,700                                                    75
      Cognex Corp.  2,900                                                     92
    o Columbus McKinnon Corp.  2,400                                          15
      Cooper Industries Ltd., Class A  7,200                                 395
    o Cuno, Inc.  1,300                                                       57
      Curtiss-Wright Corp.  800                                               38
    o CyberCare, Inc.  900                                                    --
    o Daisytek International Corp.  1,700                                     --
      Deere & Co.  19,200                                                  1,306
    o DiamondCluster International, Inc.,
      Class A  1,000                                                          10
      Dover Corp.  16,700                                                    669
    o DT Industries, Inc.  1,200                                              --
    o Duratek, Inc.  4,000                                                    52
      Emerson Electric Co.  35,000                                         2,108
    o Evergreen Solar, Inc.  1,000                                             3
    o The Fairchild Corp., Class A  3,100                                     15
      Fastenal Co.  6,600                                                    362
      Federal Signal Corp.  2,800                                             51
    o Fisher Scientific International, Inc.  4,900                           287
    o Flowserve Corp.  3,900                                                  83
    o FMC Corp.  3,100                                                       133
    o Foster Wheeler Ltd.  2,500                                               3

112 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Franklin Electric Co., Inc.  1,900                                     114
    o Gardner Denver, Inc.  2,700                                             71
 =(1) General Electric Co.  826,066                                       24,741
      The Gorman-Rupp Co.  2,300                                              60
      Graco, Inc.  7,012                                                     198
    o GrafTech International Ltd.  2,100                                      19
      Hardinge, Inc.  1,800                                                   22
      Harsco Corp.  3,100                                                    135
      Helix Technology Corp.  1,100                                           19
      Herman Miller, Inc.  5,700                                             150
    o Hexcel Corp.  2,000                                                     17
      HON Industries, Inc.  4,000                                            148
      Honeywell International, Inc.  68,962                                2,385
      Hubbell, Inc., Class B  3,800                                          171
      Hughes Supply, Inc.  1,300                                              73
    o Ibis Technology Corp.  800                                               6
      IDEX Corp.  2,100                                                       99
      Illinois Tool Works, Inc.  25,850                                    2,229
      Ingersoll-Rand Co., Class A  13,700                                    884
    o Ionics, Inc.  400                                                        9
    o Jacuzzi Brands, Inc.  2,000                                             17
    o Jarden Corp.  1,650                                                     61
      JLG Industries, Inc.  1,800                                             27
      Johnson Controls, Inc.  15,000                                         823
    o Juno Lighting, Inc.  1,429                                              46
      Kaydon Corp.  3,300                                                     92
      Kennametal, Inc.  4,000                                                173
      Knape & Vogt Manufacturing Co.  2,200                                   29
    o Kos Pharmaceuticals, Inc.  700                                          29
    o Ladish Co., Inc.  1,300                                                 12
      Lawson Products, Inc.  2,000                                            70
      Lennox International, Inc.  5,271                                       88
      Libbey, Inc.  1,500                                                     39
      Lincoln Electric Holdings, Inc.  3,900                                 123
    o Lone Star Technologies, Inc.  1,700                                     35
    o Magnetek, Inc.  1,500                                                   10
      Manitowoc Co., Inc.  1,300                                              40
    o Material Sciences Corp.  4,000                                          39
      Matthews International Corp.,
      Class A  1,900                                                          58
    o Maverick Tube Corp.  1,000                                              23
    o Merix Corp.  3,700                                                      58
    o Micrel, Inc.  6,800                                                     83
    o Middleby Corp.  3,500                                                  177
      Milacron, Inc.  2,300                                                    9
    o Millipore Corp.  5,100                                                 267
    o Modtech Holdings, Inc.  1,000                                            7
    o Moog, Inc., Class A  3,525                                             116
      MSC Industrial Direct Co., Class A  4,300                              123
      NACCO Industries, Inc., Class A  1,300                                 111
    o NATCO Group, Inc., Class A  1,200                                        9
      NN, Inc.  1,800                                                         21
      Nordson Corp.  4,000                                                   138
    o Oceaneering International, Inc.  3,800                                 106
      Pall Corp.  10,900                                                     259
    o Park-Ohio Holdings Corp.  2,600                                         29
      Parker Hannifin Corp.  8,500                                           470
      Penn Engineering &
      Manufacturing Corp.  1,000                                              17
      Pentair, Inc.  3,500                                                   209
    o Plug Power, Inc.  2,248                                                 17
    o Possis Medical, Inc.  1,100                                             28
      Precision Castparts Corp.  5,151                                       232
    o Presstek, Inc.  1,100                                                   12
      Regal Beloit  3,200                                                     64
    o Research Frontiers, Inc.  800                                            8
      Robbins & Myers, Inc.  1,400                                            31
      Roper Industries, Inc.  1,500                                           73
    o Safeguard Scientifics, Inc.  3,300                                       9
      Sauer-Danfoss, Inc.  3,800                                              57
    o Sequa Corp., Class A  2,800                                            137
    o The Shaw Group, Inc.  2,000                                             24
      Snap-On, Inc.  4,000                                                   135
    o SPX Corp.  8,610                                                       382
      Standex International Corp.  3,000                                      81
      Steelcase, Inc., Class A  3,500                                         43
      Stewart & Stevenson Services, Inc.  1,000                               16
    o Strattec Security Corp.  1,500                                          96
      Tecumseh Products Co., Class A  3,200                                  124
      Teleflex, Inc.  4,300                                                  196
      Tennant Co.  2,100                                                      83
    o Tenneco Automotive, Inc.  1,980                                         27


                                                        See financial notes. 113

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Terex Corp.  3,700                                                     122
      The Timken Co.  7,300                                                  161
      Trinity Industries, Inc.  1,100                                         33
    o Triumph Group, Inc.  1,200                                              39
    o Ultratech Stepper, Inc.  1,300                                          21
      Valhi, Inc.  8,600                                                     105
      Valmont Industries, Inc.  2,400                                         49
      W.W. Grainger, Inc.  7,300                                             383
      Watsco, Inc.  3,400                                                     99
      Watts Water Technologies, Inc.,
      Class A  1,500                                                          37
      Woodward Governor Co. 500                                               31
      X-Rite, Inc.  2,000                                                     27
      York International Corp.  3,800                                        149
                                                                         -------
                                                                          49,286
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Alexander & Baldwin, Inc.  5,600                                       177
      Burlington Northern Santa Fe
      Corp.  30,300                                                          991
      CSX Corp.  17,100                                                      526
      Florida East Coast Industries,
      Class A  3,600                                                         131
      GATX Corp.  4,000                                                       94
    o General Maritime Corp.  3,000                                           60
    o Greenbrier Cos., Inc.  1,600                                            27
    o Kansas City Southern Railway  5,050                                     70
      Maritrans, Inc.  2,500                                                  38
      Norfolk Southern Corp.  31,400                                         748
    o OMI Corp.  6,500                                                        65
      Overseas Shipholding Group  3,700                                      121
    o SCS Transportation, Inc.  4,100                                         94
      Union Pacific Corp.  19,500                                          1,149
      Wabtec Corp.  2,828                                                     46
                                                                         -------
                                                                           4,337
      REAL PROPERTY 1.7%
      --------------------------------------------------------------------------
    o Alexander's, Inc.  700                                                 109
      Alexandria Real Estate Equities, Inc.  2,500                           142
      AMB Property Corp.  7,300                                              221
      American Financial Realty Trust  3,500                                  52
      American Home Mortgage
      Investment Corp.  2,000                                                 47
      American Land Lease, Inc.  1,700                                        33
      American Mortgage Acceptance Co.  1,500                                 20
    o American Real Estate Partners L.P.  3,800                               64
    o American Realty Investors, Inc.  1,037                                   8
    o American Retirement Corp.  700                                           3
      AMLI Residential Properties  1,000                                      25
      Annaly Mortgage Management, Inc.  9,400                                163
      Anthracite Capital, Inc.  4,900                                         52
      Anworth Mortgage Asset Corp.  1,000                                     12
      Apartment Investment & Management Co.,
      Class A  7,400                                                         208
      Archstone-Smith Trust  15,285                                          419
      Arden Realty, Inc.  5,500                                              155
      AvalonBay Communities, Inc.  6,100                                     303
    o Avatar Holdings, Inc.  700                                              27
      Bedford Property Investors, Inc.  2,900                                 79
      Boston Properties, Inc.  7,400                                         348
      Brandywine Realty Trust  3,000                                          76
      BRE Properties, Class A  5,000                                         159
      Burnham Pacific Properties, Inc.  2,400                                 --
      Camden Property Trust  2,300                                            97
      Capital Automotive Real Estate
      Investment Trust  3,300                                                 93
      Capstead Mortgage Corp.  2,240                                          29
      CarrAmerica Realty Corp.  5,400                                        154
    o Catellus Development Corp.  7,189                                      155
      CBL & Associates Properties, Inc.  2,200                               111
      Centerpoint Properties Trust  1,800                                    130
      Chelsea Property Group, Inc.  4,000                                    204
      Colonial Properties Trust  2,500                                        88
      Commercial Net Lease Realty  3,320                                      55
      Cornerstone Realty Income
      Trust, Inc.  2,200                                                      17
      Corporate Office Properties
      Trust SBI  3,500                                                        71
      Correctional Properties Trust  1,600                                    42
      Cousins Properties, Inc.  2,700                                         76
      Crescent Real Estate Equity Co.  7,400                                 114
      Developers Diversified Realty Corp.  7,612                             249
      Duke Realty Corp.  10,490                                              306
      EastGroup Properties, Inc.  900                                         26


114 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Entertainment Properties Trust  2,700                                   90
      Equity Inns, Inc.  2,700                                                22
      Equity Office Properties Trust  32,738                                 824
      Equity One, Inc.  6,600                                                108
      Equity Residential  21,200                                             582
      Essex Property Trust, Inc.  2,600                                      158
      Federal Realty Investment Trust  5,200                                 193
    o FelCor Lodging Trust, Inc.  5,700                                       57
      First Industrial Realty Trust  2,600                                    88
      Forest City Enterprises, Inc., Class A  5,200                          273
      Gables Residential Trust  3,500                                        111
      General Growth Properties, Inc.  18,600                                504
      Getty Realty Corp.  2,000                                               43
      Glenborough Realty Trust, Inc.  2,900                                   55
      Glimcher Realty Trust  3,800                                            80
      Health Care Property
      Investors, Inc.  10,648                                                254
      Health Care Real Estate Investment
      Trust, Inc.  2,700                                                      86
      Healthcare Realty Trust, Inc.  2,400                                    86
      Heritage Property Investment Trust  4,000                              102
      Highwoods Properties, Inc.  3,100                                       70
      Home Properties, Inc.  2,500                                            93
    o Homestore, Inc.  4,200                                                  20
      Hospitality Properties Trust  6,000                                    234
    o Host Marriott Corp.  25,400                                            302
      HRPT Properties Trust  13,500                                          129
      IMPAC Mortgage Holdings, Inc.  4,800                                    90
      Innkeepers USA Trust  1,500                                             11
      iStar Financial, Inc.  9,390                                           334
    o Jones Lang LaSalle, Inc.  2,300                                         54
      Keystone Property Trust  1,300                                          26
      Kilroy Realty Corp.  2,300                                              72
      Kimco Realty Corp.  9,350                                              400
      Koger Equity, Inc.  2,700                                               57
      Kramont Realty Trust  1,400                                             22
      LaSalle Hotel Properties  1,000                                         22
      Lexington Corp. Properties Trust  3,000                                 55
      Liberty Property Trust  8,300                                          303
      LNR Property Corp.  1,200                                               60
      LTC Properties, Inc.  2,800                                             44
      The Macerich Co.  5,200                                                218
      Mack-Cali Realty Corp.  5,900                                          220
      Maguire Properties, Inc.  3,000                                         68
      Manufactured Home
      Communities, Inc.  3,000                                                94
    o Meristar Hospitality Corp.  2,200                                       13
      MFA Mortgage Investments, Inc.  5,500                                   49
      Mid-America Apartment
      Communities, Inc.  2,500                                                81
      The Mills Corp.  5,400                                                 219
      National Health Investors, Inc.  3,100                                  74
      National Health Realty, Inc.  2,300                                     38
      Nationwide Health Properties, Inc.  5,100                               92
      New Plan Excel Realty Trust  8,500                                     191
      Novastar Financial, Inc.  2,000                                         65
      Omega Healthcare Investors, Inc.  2,784                                 26
      Pan Pacific Retail Properties, Inc.  2,201                              97
      Parkway Properties, Inc.  500                                           20
      Pennsylvania Real Estate Investment
      Trust  2,500                                                            81
      Plum Creek Timber Co., Inc.  15,047                                    445
      Post Properties, Inc.  2,200                                            59
      Prentiss Properties Trust  2,700                                        87
    o Price Legacy Corp.  60                                                   1
      ProLogis  15,074                                                       443
      PS Business Parks, Inc.  3,000                                         114
      Public Storage, Inc.  10,900                                           456
      RAIT Investment Trust  3,300                                            79
      Ramco-Gershenson Properties  1,400                                      33
      Realty Income Corp.  2,300                                              88
      Reckson Associates Realty Corp.  5,300                                 126
      Redwood Trust, Inc.  2,500                                             109
      Regency Centers Corp.  5,700                                           216
      The Rouse Co.  7,900                                                   342
      Saul Centers, Inc.  2,100                                               53
      Senior Housing Properties Trust  4,950                                  74
   ~o Shelbourne Properties I  500                                             5
   ~o Shelbourne Properties III  500                                           3
      Shurgard Storage Centers, Inc.,
      Class A  3,000                                                         100
      Simon Property Group, Inc.  17,400                                     839
      SL Green Realty Corp.  4,200                                           171


                                                        See financial notes. 115

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Sovran Self Storage, Inc.  800                                          27
      The St. Joe Co.  5,300                                                 208
      Summit Properties, Inc.  3,300                                          75
      Sun Communities, Inc.  3,000                                           105
      Tanger Factory Outlet Centers  800                                      31
      Taubman Centers, Inc.  4,100                                            80
      Thornburg Mortgage, Inc.  5,300                                        137
      The Town & Country Trust  1,000                                         23
    o Trammell Crow Co.  2,800                                                38
      Trizec Properties, Inc.  12,700                                        182
      United Dominion Realty Trust, Inc.  9,400                              169
      Universal Health Realty Income  900                                     23
      Urstadt Biddle Properties, Inc.  500                                     7
      Urstadt Biddle Properties, Inc.,
      Class A  1,000                                                          14
      US Restaurant Properties, Inc.  1,000                                   16
      Ventas, Inc.  5,800                                                    128
      Vornado Realty Trust  10,500                                           530
      Washington Real Estate
      Investment Trust  3,100                                                 84
      Weingarten Realty Investment  7,975                                    231
                                                                         -------
                                                                          18,453
      RETAIL 6.2%
      --------------------------------------------------------------------------
    o 1-800-Flowers.com, Inc., Class A  3,700                                 37
    o 99 Cents Only Stores  3,066                                             61
    o A.C. Moore Arts & Crafts, Inc.  1,400                                   38
      Aaron Rents, Inc.  2,500                                                72
    o Abercrombie & Fitch Co., Class A  8,300                                261
    o Advance Auto Parts, Inc.  6,360                                        274
      Albertson's, Inc.  30,468                                              712
    o Alloy, Inc.  3,100                                                      15
    o Amazon.com, Inc.  33,700                                             1,465
    o American Eagle Outfitters, Inc.  5,050                                 130
    o AnnTaylor Stores Corp.  6,550                                          265
    o Arden Group, Inc., Class A  600                                         44
    o Asbury Automotive Group, Inc.  4,100                                    66
    o Autonation, Inc.  21,600                                               368
    o AutoZone, Inc.  8,900                                                  779
    o Barnes & Noble, Inc.  7,400                                            221
    o Bed, Bath & Beyond, Inc.  23,700                                       880
      Best Buy Co., Inc.  26,150                                           1,419
    o Big Lots, Inc.  11,100                                                 157
    o BJ's Wholesale Club, Inc.  6,100                                       148
      Blair Corp.  1,500                                                      39
      Borders Group, Inc.  9,000                                             216
    o Brightpoint, Inc.  1,650                                                18
    o Brookstone, Inc.  7,425                                                148
      Burlington Coat Factory
      Warehouse Corp.  2,500                                                  47
    o Carmax, Inc.  3,923                                                    102
      Casey's General Stores, Inc.  5,100                                     84
      The Cato Corp., Class A  1,200                                          24
    o Central Garden & Pet Co.  1,600                                         62
    o Charming Shoppes, Inc.  7,700                                           54
    o Chico's FAS, Inc.  6,650                                               271
    o The Children's Place Retail
      Stores, Inc.  1,800                                                     47
      Christopher & Banks Corp.  2,650                                        47
      Circuit City Stores, Inc.  12,500                                      146
      Claire's Stores, Inc.  16,000                                          326
    o Coldwater Creek, Inc.  4,075                                            84
    o Cole National Corp.  1,300                                              33
    o Cost Plus, Inc.  700                                                    25
    o Costco Wholesale Corp.  36,100                                       1,352
      CVS Corp.  31,000                                                    1,198
      DEB Shops, Inc.  1,600                                                  37
      Dillards, Inc., Class A  6,000                                         101
      Dollar General Corp.  27,775                                           521
    o Dollar Tree Stores, Inc.  8,650                                        233
    o The Dress Barn, Inc.  5,500                                             92
    o Duane Reade, Inc.  700                                                  12
    o Duckwall-ALCO Stores, Inc.  1,800                                       30
      Family Dollar Stores, Inc.  7,700                                      247
      Federated Department
      Stores, Inc.  22,400                                                 1,098
    o The Finish Line, Class A  1,800                                         60
      Foot Locker, Inc.  14,100                                              338
    o Footstar, Inc.  600                                                      3
      Fred's, Inc.  3,262                                                     61
      Friedman's, Inc., Class A  6,500                                        33
    o GameStop Corp., Class A  500                                             9
      The Gap, Inc.  71,400                                                1,572
    o Genesco, Inc.  4,300                                                    96


116 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Goody's Family Clothing, Inc.  5,000                                    62
    o Great Atlantic & Pacific Tea Co.  2,200                                 18
    o Guitar Center, Inc.  1,700                                              71
    o The Gymboree Corp.  3,100                                               55
      Home Depot, Inc.  184,500                                            6,493
    o HOT Topic, Inc.  6,300                                                 140
    o Insight Enterprises, Inc.  4,650                                        78
      J.C. Penney Co., Inc. Holding Co.  22,600                              765
    o Jo-Ann Stores, Inc.  3,795                                             107
    o Kirkland's, Inc.  1,000                                                 18
    o Kohl's Corp.  19,300                                                   807
    o Kroger Co.  55,800                                                     976
      Limited Brands, Inc.  42,144                                           870
    o Linens 'N Things, Inc.  4,800                                          156
      Longs Drug Stores Corp.  4,300                                          84
      Lowe's Cos., Inc.  63,700                                            3,316
      The May Department Stores Co.  24,000                                  739
    o The Men's Wearhouse, Inc.  2,400                                        61
      Michaels Stores, Inc.  4,900                                           245
    o The Neiman Marcus Group, Inc.,
      Class A  2,700                                                         131
    o Nobel Learning Communities, Inc.  500                                    3
      Nordstrom, Inc.  10,300                                                367
    o O'Reilly Automotive, Inc.  2,200                                        99
    o Office Depot, Inc.  26,000                                             455
    o Pacific Sunwear of California  9,975                                   214
    o Party City Corp.  3,800                                                 63
    o Pathmark Stores, Inc.  3,900                                            33
    o Payless Shoesource, Inc.  2,406                                         34
    o PC Connection, Inc.  3,000                                              20
      Pep Boys-Manny, Moe & Jack  2,500                                       69
    o Petco Animal Supplies, Inc.  2,500                                      73
      PETsMART, Inc.  7,600                                                  211
      Pier 1 Imports, Inc.  3,900                                             81
    o Pricesmart, Inc.  200                                                    1
      RadioShack Corp.  14,100                                               434
    o Rent-A-Center, Inc.  5,250                                             154
    o Retail Ventures, Inc.  700                                               5
    o Rite Aid Corp.  40,400                                                 198
      Ross Stores, Inc.  13,400                                              409
      Ruddick Corp.  3,100                                                    63
    o Safeway, Inc.  33,400                                                  767
    o Saks, Inc.  16,900                                                     243
    o School Specialty, Inc.  1,600                                           57
      Sears, Roebuck & Co.  21,200                                           849
    o Shoe Carnival, Inc.  1,200                                              16
    o ShopKo Stores, Inc.  8,900                                             118
      Spiegel, Inc., Class A  5,000                                           --
    o Staples, Inc.  41,200                                                1,061
      Talbots, Inc.  5,700                                                   199
      Target Corp.  74,600                                                 3,235
      Tiffany & Co.  13,000                                                  507
      TJX Cos., Inc.  40,400                                                 993
    o Too, Inc.  1,742                                                        31
    o Toys 'R' Us, Inc.  18,300                                              283
    o Tractor Supply Co.  4,000                                              156
    o Tuesday Morning Corp.  2,500                                            74
      Unifirst Corp.  3,900                                                  115
    o United Stationers, Inc.  2,900                                         110
    o Urban Outfitters, Inc.  3,200                                          148
 =(6) Wal-Mart Stores, Inc.  349,100                                      19,899
      Walgreen Co.  81,900                                                 2,824
      Weis Markets, Inc.  1,700                                               60
    o West Marine, Inc.  1,100                                                32
    o The Wet Seal, Inc., Class A  3,075                                      17
    o Whitehall Jewellers, Inc.  1,800                                        16
      Whole Foods Market, Inc.  6,100                                        488
    o Williams-Sonoma, Inc.  9,200                                           299
    o Winmark Corp.  1,200                                                    33
      Winn-Dixie Stores, Inc.  16,800                                        128
    o Zale Corp.  1,260                                                       70
                                                                         -------
                                                                          67,284
      STEEL 0.1%
      --------------------------------------------------------------------------
    o AK Steel Holding Corp.  4,027                                           19
      Allegheny Technologies, Inc.  6,350                                     65
      Ampco-Pittsburgh Corp.  2,800                                           36
      Carpenter Technology Corp.  2,500                                       68
      Gibraltar Steel Corp.  2,500                                            62
      Intermet Corp.  4,100                                                   17
    o International Steel Group, Inc.  2,500                                  73
      Nucor Corp.  5,500                                                     327
      Quanex Corp.  2,500                                                    102
      Roanoke Electric Steel Corp.  800                                       11


                                                        See financial notes. 117

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Ryerson Tull, Inc.  1,600                                               19
      Schnitzer Steel Industries, Inc.,
      Class A  1,650                                                          43
    o Steel Dynamics, Inc.  4,200                                            101
      Steel Technologies, Inc.  3,700                                         71
      United States Steel Corp.  9,900                                       283
      Worthington Industries, Inc.  7,200                                    130
                                                                         -------
                                                                           1,427
      TELEPHONE 3.3%
      --------------------------------------------------------------------------
      Adtran, Inc.  7,000                                                    172
    o Alamosa Holdings, Inc.  8,000                                           58
    o Alaska Communications Systems
      Group, Inc.  2,700                                                      19
      Alltel Corp.  23,935                                                 1,205
      Applied Signal Technology, Inc.  2,100                                  57
      AT&T Corp.  63,947                                                   1,097
    o AT&T Wireless Services, Inc.  219,734                                3,034
      Atlantic Tele-Network, Inc.  1,300                                      41
    o Avaya, Inc.  35,385                                                    484
      BellSouth Corp.  148,450                                             3,831
    o Carrier Access Corp.  2,500                                             27
    o Centennial Communications Corp.  8,000                                  48
      CenturyTel, Inc.  10,500                                               303
    o Cincinnati Bell, Inc.  18,568                                           73
    o Citizens Communications Co.  22,400                                    292
    o Commonwealth Telephone
      Enterprises, Inc.  9,400                                               392
    o Computer Access Technology Corp.  800                                    4
    o Copper Mountain Networks, Inc.  5,200                                   51
    o Covad Communications Group, Inc.  7,000                                 14
    o Crown Castle International Corp.  20,900                               292
      CT Communications, Inc.  4,500                                          56
   ~o CTC Communications Group, Inc.  1,550                                   --
      D&E Communications, Inc.  4,000                                         55
    o Ditech Communications Corp.  4,100                                      59
    o Equinix, Inc.  2,565                                                    75
    o Extreme Networks, Inc.  4,500                                           25
    o Finisar Corp.  7,900                                                    14
    o Global Crossing Ltd.  2,500                                             18
    o Goamerica, Inc.  1,800                                                  --
      Hickory Tech Corp.  6,100                                               65
    o ID Systems, Inc.  3,000                                                 27
    o Inet Technologies, Inc.  4,700                                          46
      Inter-Tel, Inc.  6,000                                                 144
    o Interdigital Communications Corp.  4,500                                78
    o ITC Deltacom, Inc.  1                                                   --
    o ITXC Corp.  1,600                                                        4
    o j2 Global Communications, Inc.  2,000                                   46
    o Level 3 Communications, Inc.  53,000                                   150
    o Liberty Media Corp., Class A  216,239                                2,366
   ~o McLeodUSA, Inc., Class A
      Escrow  21,892                                                          --
    o Net2Phone, Inc.  1,600                                                   6
   ~o Network Plus Corp.  2,000                                               --
    o Nextel Communications, Inc.,
      Class A  88,900                                                      2,121
    o Nextel Partners, Inc., Class A  12,700                                 169
      North Pittsburgh Systems, Inc.  3,500                                   63
    o Novatel Wireless, Inc.  160                                              2
    o NTL, Inc.  6,000                                                       341
      NWH, Inc.  2,500                                                        47
    o Occam Networks, Inc.  1,900                                             --
   ~o OmniSky Corp.  2,900                                                    --
    o Pegasus Communications Corp.  3,160                                     63
   ~o PentaStar Communications, Inc.  600                                     --
    o Price Communications Corp.  3,855                                       61
    o Primus Telecommunications
      Group, Inc.  7,500                                                      42
    o Qwest Communications
      International, Inc.  118,337                                           476
    o RCN Corp.  2,300                                                         1
      SBC Communications, Inc.  268,212                                    6,678
    o Sonus Networks, Inc.  19,400                                            74
      Sprint Corp. (FON Group)  114,250                                    2,044
      Sunrise Telecom, Inc.  2,000                                             6
    o Talk America Holdings, Inc.  5,000                                      45
      Telephone & Data Systems, Inc.  4,300                                  284
    o Time Warner Telecom, Inc., Class A  4,500                               17
    o Turnstone Systems, Inc.  1,600                                          --
    o U.S. Cellular Corp.  6,100                                             209
   ~o U.S. Wireless Corp.  400                                                --
    o Ulticom, Inc.  4,800                                                    45
    o Utstarcom, Inc.  1,200                                                  32
      Verizon Communications, Inc.  224,286                                8,464
      Warwick Valley Telephone Co.  2,100                                     52
                                                                         -------
                                                                          36,064


118 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TOBACCO 1.0%
      --------------------------------------------------------------------------
      Altria Group, Inc.  165,300                                          9,154
    o M & F Worldwide Corp.  1,200                                            15
      R.J. Reynolds Tobacco Holdings, Inc.  7,332                            475
      Schweitzer-Mauduit
      International, Inc.  5,800                                             180
      Universal Corp.  1,800                                                  90
      UST, Inc.  12,700                                                      473
      Vector Group Ltd.  1,227                                                20
                                                                         -------
                                                                          10,407
      TRAVEL & RECREATION 0.9%
      --------------------------------------------------------------------------
    o Alliance Gaming Corp.  3,000                                            75
    o Ambassadors Group, Inc.  1,700                                          40
    o Amerco, Inc.  900                                                       25
   ~o American Classic Voyages Co.  900                                       --
    o Ameristar Casinos, Inc.  1,700                                          54
    o Argosy Gaming Co.  1,600                                                60
    o Aztar Corp.  1,900                                                      49
    o Bally Total Fitness Holding Corp.  1,300                                 5
      Brunswick Corp.  13,900                                                571
    o Caesars Entertainment, Inc.  24,300                                    322
      Callaway Golf Co.  5,600                                                95
      Carnival Corp.  50,000                                               2,134
      Cedar Fair L.P.  5,300                                                 165
      Central Parking Corp.  1,600                                            31
      Choice Hotels International, Inc.  3,400                               153
    o Dick's Sporting Goods, Inc.  1,000                                      27
    o Dollar Thrifty Automotive Group, Inc.  3,500                            92
      Dover Downs Gaming &
      Entertainment, Inc.  1,480                                              17
    o Empire Resorts, Inc.  500                                                7
      Extended Stay America, Inc.  8,800                                     171
      Harrah's Entertainment, Inc.  9,900                                    527
      Hilton Hotels Corp.  30,426                                            532
    o Interstate Hotels & Resorts, Inc.  82                                   --
    o K2, Inc.  1,700                                                         25
    o Laidlaw International, Inc.  8,200                                     114
    o Lakes Entertainment, Inc.  900                                          20
      Mandalay Resort Group  4,100                                           236
      The Marcus Corp.  4,600                                                 75
      Marine Products Corp.  270                                               5
      Marriott International, Inc., Class A  18,700                          882
    o MGM MIRAGE  12,300                                                     563
    o MTR Gaming Group, Inc.  2,300                                           20
    o Multimedia Games, Inc.  1,500                                           33
    o Navigant International, Inc.  4,300                                     81
    o Prime Hospitality Corp.  4,300                                          43
    o Rent-Way, Inc.  3,200                                                   30
      Royal Caribbean Cruises Ltd.  15,300                                   620
    o Scientific Games Corp., Class A  6,500                                 117
    o Shuffle Master, Inc.  1,875                                             61
    o Six Flags, Inc.  7,500                                                  56
      Speedway Motorsports, Inc.  2,300                                       69
    o The Sports Authority, Inc.  370                                         14
      Starwood Hotels & Resorts
      Worldwide, Inc.  17,730                                                705
      Station Casinos, Inc.  4,650                                           210
    o Stellent, Inc.  1,100                                                    8
    o Vail Resorts, Inc.  3,800                                               59
    o WMS Industries, Inc.  1,500                                             42
                                                                         -------
                                                                           9,240
      TRUCKING & FREIGHT 0.3%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  1,100                                              29
      BancTrust Financial Group, Inc.  1,100                                  19
      C.H. Robinson Worldwide, Inc.  7,500                                   308
      CNF, Inc.  4,500                                                       164
   ~o Consolidated Freightways Corp.  2,700                                   --
      Expeditors International
      Washington, Inc.  8,100                                                326
    o Forward Air Corp.  3,600                                               120
      Heartland Express, Inc.  4,471                                         110
    o J.B. Hunt Transport Services, Inc.  6,500                              206
    o Knight Transportation, Inc.  1,800                                      46
    o Landstar Systems, Inc.  7,600                                          342
    o Old Dominion Freight Line  1,800                                        67
      Overnite Corp.  2,500                                                   60
      Paccar, Inc.  14,100                                                   796
    o Pacer International, Inc.  2,800                                        53
      Ryder Systems, Inc.  6,400                                             235
    o Swift Transportation Co., Inc.  5,970                                  101
      USF Corp.  1,300                                                        43


                                                        See financial notes. 119

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Wabash National Corp.  2,500                                            63
      Werner Enterprises, Inc.  5,832                                        117
    o Yellow Roadway Corp.  2,594                                             88
                                                                         -------
                                                                           3,293
      UTILITIES: ELECTRIC & GAS 2.9%
      --------------------------------------------------------------------------
    o The AES Corp.  50,096                                                  434
      AGL Resources, Inc.  4,300                                             123
    o Allegheny Energy, Inc.  8,000                                          110
      Allete, Inc.  8,200                                                    283
      Alliant Energy Corp.  9,300                                            231
      Ameren Corp.  15,100                                                   660
      American Electric Power Co., Inc.  31,320                              953
      American States Water Co.  950                                          22
      Aqua America, Inc.  3,671                                               75
      Atmos Energy Corp.  1,800                                               44
      Avista Corp.  3,800                                                     64
    o BayCorp Holdings Ltd.  6                                                --
      Black Hills Corp.  1,400                                                43
    o Calpine Corp.  12,300                                                   53
      Cascade Natural Gas Corp.  3,500                                        72
      Centerpoint Energy, Inc.  23,600                                       255
      Central Vermont Public Service
      Corp.  2,700                                                            54
      CH Energy Group, Inc.  1,900                                            88
      Cinergy Corp.  15,100                                                  573
      Cleco Corp.  3,400                                                      61
    o CMS Energy Corp.  5,000                                                 42
      Consolidated Edison, Inc.  17,000                                      701
      Constellation Energy Group, Inc.  16,800                               646
    o Covanta Energy Corp.  2,100                                             --
    o Distributed Energy Systems Corp.  1,400                                  5
      Dominion Resources, Inc.  26,610                                     1,698
      DPL, Inc.  11,452                                                      202
      DTE Energy Co.  13,801                                                 539
      Duke Energy Corp.  74,300                                            1,565
      Duquesne Light Holdings, Inc.  6,100                                   114
      Edison International  58,700                                         1,374
      El Paso Corp.  51,387                                                  360
    o El Paso Electric Co.  2,800                                             40
      Energen Corp.  2,600                                                   108
      Energy East Corp.  12,214                                              288
      Entergy Corp.  18,200                                                  994
      Equitable Resources, Inc.  4,400                                       207
      Exelon Corp.  27,237                                                 1,823
      FirstEnergy Corp.  25,717                                            1,006
      Florida Public Utilities Co.  1,066                                     22
      FPL Group, Inc.  14,700                                                935
      Great Plains Energy, Inc.  9,000                                       281
      Green Mountain Power Corp.  3,800                                       97
      Hawaiian Electric Industries, Inc.  2,600                              129
      Idacorp, Inc.  4,200                                                   125
      KeySpan Corp.  13,400                                                  484
      Kinder Morgan, Inc.  10,700                                            644
      The Laclede Group, Inc.  3,300                                          91
      MDU Resources Group, Inc.  10,950                                      245
      MGE Energy, Inc.  400                                                   12
      National Fuel Gas Co.  5,800                                           142
      New Jersey Resources Corp.  1,650                                       63
    o NewPower Holdings, Inc.  3,800                                           3
      Nicor, Inc.  3,000                                                     102
      NiSource, Inc.  22,864                                                 461
      Northeast Utilities, Inc.  10,124                                      186
      Northwest Natural Gas Co.  3,200                                        94
    o NRG Energy, Inc.  6,500                                                141
      NSTAR  3,867                                                           187
      NUI Corp.  2,500                                                        42
      OGE Energy Corp.  6,500                                                156
      Oneok, Inc.  7,400                                                     155
      Otter Tail Corp.  1,100                                                 29
      Peoples Energy Corp.  3,200                                            134
      Pepco Holdings, Inc.  5,000                                             95
    o PG&E Corp.  34,900                                                     960
      Piedmont Natural Gas Co.  1,600                                         65
      Pinnacle West Capital Corp.  6,800                                     266
      PNM Resources, Inc.  2,000                                              58
      PPL Corp.  15,000                                                      643
      Progress Energy, Inc.  18,659                                          798
      Public Service Enterprise Group,
      Inc.  19,000                                                           815
      Puget Energy, Inc.  7,500                                              165
      Questar Corp.  8,100                                                   287
      SCANA Corp.  7,905                                                     272
      Sempra Energy  19,175                                                  609
    o Sierra Pacific Resources  4,476                                         32


120 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      The Southern Co.  58,900                                             1,694
    o Southern Union Co.  3,010                                               59
      Southwest Gas Corp.  3,600                                              82
      TECO Energy, Inc.  5,600                                                71
      Texas Genco Holdings, Inc.  2,680                                       95
      TXU Corp.  26,400                                                      901
    o U.S. Energy Systems, Inc.  600                                           1
      UGI Corp.  5,100                                                       161
      UIL Holdings Corp.  6,200                                              280
      Unisource Energy Corp.  4,600                                          112
      Vectren Corp.  5,766                                                   139
      Westar Energy, Inc.  5,700                                             116
      WGL Holdings, Inc.  3,000                                               85
      Williams Cos., Inc.  42,360                                            436
      Wisconsin Energy Corp.  8,400                                          264
      WPS Resources Corp.  2,400                                             110
      Xcel Energy, Inc.  31,695                                              530
                                                                         -------
                                                                          31,071

      PREFERRED STOCK
      0.0% of net assets

      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Commercial Net Lease Realty  147                                         4

      WARRANTS
      0.0% of net assets

      AIR TRANSPORTATION 0.0%
      --------------------------------------------------------------------------
      Timco Aviation Services
      expires 02/28/07  160                                                   --

      BUSINESS MACHINES & SOFTWARE 0.0%
      --------------------------------------------------------------------------
      MicroStrategy, Inc.
      expires 06/24/04  57                                                    --

      BUSINESS SERVICES 0.0%
      --------------------------------------------------------------------------
      Redback Networks, Inc.
      expires 01/02/11  81                                                    --
      Redback Networks, Inc.
      expires 01/02/11  85                                                     1
                                                                         -------
                                                                               1
      ELECTRONICS 0.0%
      --------------------------------------------------------------------------
    ~ Pinnacle Holdings, Inc.
      expires 11/13/07  9                                                     --

      HEALTHCARE / DRUGS & MEDICINE 0.0%
      --------------------------------------------------------------------------
      Magellan Health Services, Inc.
      expires 01/05/11  7                                                     --

      NON-FERROUS METALS 0.0%
      --------------------------------------------------------------------------
      Metals USA, Inc. expires 10/31/07  97                                   --

      RIGHTS
      0.0% of net assets

      BUSINESS MACHINES & SOFTWARE 0.0%
      --------------------------------------------------------------------------
    o Comdisco Holding Co.  4,700                                              2

      BUSINESS SERVICES 0.0%
      --------------------------------------------------------------------------
    ~ Cell Pathways, Inc.
      expires 06/12/08  1,600                                                 --
    o Information Resources, Inc.  2,500                                       7
                                                                         -------
                                                                               7
      TELEPHONE 0.0%
      --------------------------------------------------------------------------
   ~o WilTel Communications, Inc.  4,800                                      --

      SHORT-TERM INVESTMENT
      0.7% of net assets

      Provident Institutional
      Temp Fund  7,865,111                                                 7,865

      SECURITY                                       FACE AMOUNT
         RATE, MATURITY DATE                         ($ x 1,000)

      U.S. TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill,
         0.92%, 06/17/04                                     425             425

END OF INVESTMENTS.


                                                        See financial notes. 121

SCHWAB TOTAL STOCK MARKET INDEX FUND

PORTFOLIO HOLDINGS continued

      SECURITY                                       FACE AMOUNT        VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      8.2% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 4.4%
      --------------------------------------------------------------------------
      American Express Credit Corp
         1.07%, 05/13/04                                   3,510           3,510
      Bank of America
         1.05%, 09/20/04                                   1,382           1,382
      Canadian Imperial Bank Corp.
         1.72%, 05/25/05                                     299             299
         1.06%, 05/28/04                                   2,911           2,911
         1.04%, 01/31/05                                   3,687           3,686
      Concord Minutemen Capital Corp.
         1.04%, 05/20/04                                   1,860           1,859
      Credit Lyonnais
         1.08%, 09/30/04                                   2,637           2,637
      Crown Point Funding Corp.
         1.04%, 05/10/04                                     720             719
      Fairway Finance Corp.
         1.04%, 05/13/04                                     153             153
      Foreningssparbanken AB
         1.06%, 05/17/04                                   7,696           7,695
      General Electric Capital Corp.
         1.06%, 05/10/04                                   3,709           3,711
      Societe Generale
         1.14%, 05/03/04                                   5,061           5,060
      Svenska Handelsbanken
         1.39%, 10/27/04                                   3,127           3,127
      Westdeutsche Landesbank AG
         1.05%, 09/23/04                                   2,936           2,936
         1.05%, 09/29/04                                   3,183           3,182
         1.05%, 10/12/04                                   4,228           4,227
                                                                         -------
                                                                          47,094
      SHORT-TERM INVESTMENT 0.6%
      --------------------------------------------------------------------------
      Deutche Bank, Time Deposit
         1.04%, 05/03/04                                   6,473           6,473

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 3.2%
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust 34,972,366                                                    34,972

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


122 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
   (including $84,157 of securities on loan)                       $1,078,260 a
Collateral invested for securities on loan                             88,539
Receivables:
   Fund shares sold                                                     1,170
   Interest                                                                 5
   Dividends                                                            1,090
   Income from securities on loan                                          16
Prepaid expenses                                                 +         56
                                                                 -------------
TOTAL ASSETS                                                        1,169,136

LIABILITIES
------------------------------------------------------------------------------
Collateral invested for securities on loan                             88,539
Payables:
   Fund shares redeemed                                                   328
   Investments bought                                                   1,984
   Due to brokers for futures                                              56
   Investment adviser and administrator fees                               16
   Transfer agent and shareholder service fees                             10
Accrued expenses                                                 +         86
                                                                 -------------
TOTAL LIABILITIES                                                      91,019

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        1,169,136
TOTAL LIABILITIES                                                -     91,019
                                                                 -------------
NET ASSETS                                                         $1,078,117

NET ASSETS BY SOURCE
Capital received from investors                                     1,071,820
Net investment income not yet distributed                               3,510
Net realized capital losses                                           (21,449)
Net unrealized capital gains                                           24,236 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                      SHARES
SHARE CLASS           NET ASSETS        /        OUTSTANDING      =       NAV
Investor Shares         $563,884                      30,620           $18.42
Select Shares           $514,233                      27,873           $18.45

  Unless stated, all numbers x 1,000.

a The fund paid $1,053,929 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases                     $130,616
  Sales/maturities                $4,525

  The fund's total security transactions with other SchwabFunds(R) during the period were $169.

b These derive from investments and futures. As of the report date, the fund had nine open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate contract value of $2,489 and net unrealized losses of $24 and thirteen open Russell 2000 futures due to expire on June 23, 2004 with an aggregate contract value of $3,639 and net unrealized losses of $71.

  FEDERAL TAX DATA
  ----------------------------------------------------
  PORTFOLIO COST                           $1,055,473
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                      $188,045
  Losses                                 +   (165,258)
                                         -------------
                                              $22,787
  AS OF OCTOBER 31, 2003:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                              $7,180
  Long-term capital gains                         $--

  UNUSED CAPITAL LOSSES:
  Expires 10/31 of:                       Loss amount
  2007                                            $18
  2008                                          3,413
  2009                                          2,000
  2010                                         11,486
  2011                                   +      4,577
                                         -------------
                                              $21,494


                                                        See financial notes. 123

SCHWAB TOTAL STOCK MARKET INDEX FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                              $8,003
Interest                                                                   30
Securities on loan                                               +         97
                                                                 ------------
TOTAL INVESTMENT INCOME                                                 8,130

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                    634
Net realized gains on futures contracts                          +        495
                                                                 -------------
NET REALIZED GAINS                                                      1,129

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    51,772
Net unrealized losses on futures contracts                       +       (281)
                                                                 -------------
NET UNREALIZED GAINS                                                   51,491

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,327 a
Transfer agent and shareholder service fees:
   Investor Shares                                                        663 b
   Select Shares                                                          247 b
Trustees' fees                                                              6 c
Custodian fees                                                             41
Portfolio accounting fees                                                  77
Professional fees                                                          20
Registration fees                                                          43
Shareholder reports                                                        56
Interest expense                                                            1
Other expenses                                                   +         15
                                                                 -------------
Total expenses                                                          2,496
Expense reduction                                                -         48 d
                                                                 -------------
NET EXPENSES                                                            2,448

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 8,130
NET EXPENSES                                                     -      2,448
                                                                 -------------
NET INVESTMENT INCOME                                                   5,682
NET REALIZED GAINS                                                      1,129 e
NET UNREALIZED GAINS                                             +     51,491 e
                                                                 -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $58,302

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $3 from the investment adviser (CSIM) and $45 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, as follows:

                            % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  --------------------------------------
  Investor Shares                   0.58
  Select Shares                     0.39

  This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $52,620.


124 See financial notes.

SCHWAB TOTAL STOCK MARKET INDEX FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                           11/1/03-4/30/04   11/1/02-10/31/03
Net investment income                               $5,682             $8,702
Net realized gains or losses                         1,129             (5,294)
Net unrealized gains                       +        51,491            155,552
                                           -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              58,302            158,960

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                      4,835              3,195
Select Shares                              +         4,522              3,512
                                           -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME          $9,357             $6,707 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                   11/1/03-4/30/04         11/1/02-10/31/03
                                SHARES         VALUE     SHARES         VALUE
SHARES SOLD
Investor Shares                  6,433      $119,062     12,774      $194,287
Select Shares               +    5,826       106,725     11,399       172,567
                            --------------------------------------------------
TOTAL SHARES SOLD               12,259      $225,787     24,173      $366,854

SHARES REINVESTED
Investor Shares                    237        $4,213        209        $2,984
Select Shares               +      222         3,956        203         2,911
                            --------------------------------------------------
TOTAL SHARES REINVESTED            459        $8,169        412        $5,895

SHARES REDEEMED
Investor Shares                 (2,913)     ($53,895)    (4,461)     ($68,649)
Select Shares               +   (2,670)      (49,477)    (5,507)      (85,326)
                            --------------------------------------------------
TOTAL SHARES REDEEMED           (5,583)    ($103,372)    (9,968)    ($153,975) b

NET TRANSACTIONS
IN FUND SHARES                   7,135      $130,584     14,617      $218,774

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                                SHARES    NET ASSETS     SHARES    NET ASSETS
Beginning of period             51,358      $898,588     36,741      $527,561
Total increase             +     7,135       179,529     14,617       371,027 c
                            --------------------------------------------------
END OF PERIOD                   58,493    $1,078,117     51,358      $898,588 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                 $6,707
  Long-term capital gains            $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                   $44
  Select Shares                +     25
                               ---------
  TOTAL                             $69

  PRIOR PERIOD:
  Investor Shares                   $76
  Select Shares                +    173
                               ---------
  TOTAL                            $249

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $3,510 and $7,185 at the end of the current period and prior period, respectively.


                                                        See financial notes. 125

SCHWAB INTERNATIONAL INDEX FUND

Financial Statements

FINANCIAL HIGHLIGHTS


                                                        11/1/03-     11/1/02-    11/1/01-    11/1/00-    11/1/99-     11/1/98-
INVESTOR SHARES                                         4/30/04*     10/31/03    10/31/02    10/31/01    10/31/00     10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   12.74        10.47       12.22       17.13       17.93        14.21
                                                       ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.11         0.23        0.21        0.15        0.20         0.19
   Net realized and unrealized gains or losses            1.35         2.25       (1.82)      (4.81)      (0.85)        3.66
                                                       ----------------------------------------------------------------------------
   Total income or loss from investment operations        1.46         2.48       (1.61)      (4.66)      (0.65)        3.85
Less distributions:
   Dividends from net investment income                  (0.23)       (0.21)      (0.14)      (0.25)      (0.15)       (0.13)
                                                       ----------------------------------------------------------------------------
Net asset value at end of period                         13.97        12.74       10.47       12.22       17.13        17.93
                                                       ----------------------------------------------------------------------------
Total return (%)                                         11.61 1      24.24      (13.34)     (27.58)      (3.69)       27.31

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.69 2       0.65        0.58        0.58        0.59 3       0.58
   Gross operating expenses                               0.72 2       0.74        0.76        0.75        0.82         0.99
   Net investment income                                  1.64 2       2.01        1.70        1.14        1.60         1.24
Portfolio turnover rate                                      1 1          7          13          18          16            5
Net assets, end of period ($ x 1,000,000)                  541          494         443         519         637          447

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (proxy fees) had not been included.


126 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND

                                                         11/1/03-    11/1/02-   11/1/01-     11/1/00-    11/1/99-     11/1/98-
SELECT SHARES                                            4/30/04*    10/31/03   10/31/02     10/31/01    10/31/00     10/31/99
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    12.75        10.47       12.23       17.14       17.96        14.23
                                                         ------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                   0.12         0.25        0.21        0.16        0.27         0.18
   Net realized and unrealized gains or losses             1.35         2.26       (1.82)      (4.80)      (0.91)        3.70
                                                         ------------------------------------------------------------------------
   Total income or loss from investment operations         1.47         2.51       (1.61)      (4.64)      (0.64)        3.88
Less distributions:
   Dividends from net investment income                   (0.25)       (0.23)      (0.15)      (0.27)      (0.18)       (0.15)
                                                         ------------------------------------------------------------------------
Net asset value at end of period                          13.97        12.75       10.47       12.23       17.14        17.96
                                                         ------------------------------------------------------------------------
Total return (%)                                          11.68 1      24.50      (13.31)     (27.45)      (3.65)       27.49

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                  0.50 2       0.49        0.47        0.47        0.48 3       0.47
   Gross operating expenses                                0.57 2       0.59        0.61        0.60        0.67         0.86
   Net investment income                                   1.83 2       2.19        1.81        1.25        1.71         1.57
Portfolio turnover rate                                       1 1          7          13          18          16            5
Net assets, end of period ($ x 1,000,000)                   680          629         536         616         700          449

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.47% if certain non-routine expenses (proxy fees) had not been included.


                                                        See financial notes. 127

SCHWAB INTERNATIONAL INDEX FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by country and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

                                                          COST          VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 99.1%     FOREIGN
           COMMON STOCK                                  1,037,463    1,208,745
  0.4%     FOREIGN
           PREFERRED STOCK                                   2,719        4,456
  0.0%     WARRANTS                                            724          635
  0.0%     RIGHTS                                               --           20
--------------------------------------------------------------------------------
 99.5%     TOTAL INVESTMENTS                             1,040,906    1,213,856
 16.4%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                          199,784      199,784
(15.9)%    OTHER ASSETS AND
           LIABILITIES, NET                                            (193,440)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                           1,220,200

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FOREIGN COMMON STOCK 99.1% of net assets

      AUSTRALIA 3.9%
      --------------------------------------------------------------------------
      Amcor Ltd.  170,097                                                    853
      AMP Ltd.  250,773                                                    1,045
      Australia & New Zealand Banking
      Group Ltd.  358,594                                                  4,809
      BHP Billiton Ltd.  727,139                                           6,023
      Coles Myer Ltd.  218,165                                             1,319
      Commonwealth Bank of
      Australia  245,112                                                   5,532
      Foster's Group Ltd.  374,154                                         1,321
      Insurance Australia Group Ltd.  337,549                              1,185
      Macquarie Bank Ltd.  41,612                                          1,041
      Macquarie Infrastructure Group  386,221                                767
      National Australia Bank Ltd.  296,328                                6,307
    o News Corp. Ltd.  292,452                                             2,697
      QBE Insurance Group Ltd.  125,449                                    1,056
      Rio Tinto Ltd.  60,818                                               1,429
      Suncorp-Metway Ltd.  107,619                                         1,041
      Telstra Corp. Ltd.  416,897                                          1,439
      Wesfarmers Ltd.  80,774                                              1,667
      Westpac Banking Corp.  346,721                                       4,375
      Woodside Petroleum Ltd.  101,251                                     1,209
      Woolworths Ltd.  202,146                                             1,723
                                                                         -------
                                                                          46,838
      BELGIUM 0.8%
      --------------------------------------------------------------------------
      Dexia  121,918                                                       2,005
      Electrabel SA  6,048                                                 1,986
      Fortis  201,153                                                      4,379
      Solvay SA  12,932                                                    1,084
                                                                         -------
                                                                           9,454
      CANADA 5.2%
      --------------------------------------------------------------------------
      Alcan, Inc.  62,405                                                  2,501
      Bank of Montreal  99,813                                             3,767
      Bank of Nova Scotia  198,704                                         5,079
      Barrick Gold Corp.  99,691                                           1,894
      BCE, Inc.  65,656                                                    1,317
    o Biovail Corp.  27,400                                                  520
      Bombardier, Inc., Class B  279,400                                   1,227
      Brascan Corp.  31,900                                                1,079
      Canadian Imperial Bank of
      Commerce  71,216                                                     3,479
      Canadian National Railway Co.  58,674                                2,206
      Canadian Natural Resources Ltd.  25,900                              1,420
      Canadian Pacific Railway Ltd.  32,300                                  716
      Enbridge, Inc.  33,700                                               1,229
      EnCana Corp.  91,017                                                 3,561
      George Weston Ltd.  11,500                                             767
      Imperial Oil Ltd.  24,010                                            1,050
    o Inco Ltd.  37,300                                                    1,064
      Loblaw Cos. Ltd.  21,098                                               901
      Magna International, Inc., Class A  16,447                           1,301
      Manulife Financial Corp.  91,650                                     3,379
      National Bank of Canada  36,900                                      1,194
    o Nortel Networks Corp.  784,900                                       2,962
      Petro-Canada  43,200                                                 1,904
      Placer Dome, Inc.  83,200                                            1,150


128 See financial notes.

      SCHWAB INTERNATIONAL INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Power Corp. of Canada  29,502                                        1,164
      Power Financial Corp.  26,300                                        1,067
      Royal Bank of Canada  127,717                                        5,660
      Sun Life Financial Services of
      Canada, Inc.  122,164                                                3,229
      Suncor Energy, Inc.  81,600                                          1,940
      Talisman Energy, Inc.  25,625                                        1,453
      Thomson Corp.  40,000                                                1,270
      TransCanada Corp.  94,561                                            1,867
                                                                         -------
                                                                          63,317
      DENMARK 0.6%
      --------------------------------------------------------------------------
      AP Moller-Maersk A/S  224                                            1,411
      Danske Bank A/S  103,537                                             2,327
      Novo-Nordisk A/S, Class B  50,724                                    2,410
      TDC A/S  23,628                                                        803
                                                                         -------
                                                                           6,951
      FRANCE 10.9%
      --------------------------------------------------------------------------
      Accor SA  37,106                                                     1,562
      Air Liquide SA  19,987                                               3,500
    o Alcatel SA, Class A  245,737                                         3,662
      Arcelor SA  74,513                                                   1,238
      Aventis SA  134,970                                                 10,282
      AXA  281,489                                                         5,929
      BNP Paribas  157,814                                                 9,478
      Bouygues  42,044                                                     1,436
    o Cap Gemini SA  21,739                                                  769
      Carrefour SA  112,519                                                5,221
      Cie Generale D'Optique Essilor
      International SA  19,882                                             1,163
      Compagnie de Saint-Gobain  60,643                                    3,062
      Credit Agricole SA  67,809                                           1,673
      European Aeronautic Defense &
      Space Co.  61,447                                                    1,554
    o France Telecom SA  209,724                                           5,061
      Groupe Danone  24,586                                                4,120
      L'oreal  66,705                                                      5,030
      Lafarge SA  33,456                                                   2,787
      Lagardere S.C.A.  24,730                                             1,490
      LVMH Moet-Hennessy Louis
      Vuitton SA  44,980                                                   3,170
      Michelin (C.G.D.E.), Class B  28,839                                 1,350
      Pernod-Ricard  11,468                                                1,448
      Peugeot SA  37,097                                                   1,993
      Pinault-Printemps-Redoute SA  12,173                                 1,256
      Renault SA  34,255                                                   2,556
      Sanofi-Synthelabo SA  73,956                                         4,699
      Schneider Electric SA  40,373                                        2,720
    o Societe Generale, Class A  65,700                                    5,474
    o Societe Television Francaise 1  26,048                                 805
    o STMicroelectronics NV  117,296                                       2,586
      Suez SA  155,587                                                     3,118
 o(5) Total Fina Elf SA  126,170                                          23,337
      Veolia Environnement  52,576                                         1,398
      Vinci SA  13,931                                                     1,356
    o Vivendi Universal SA  177,845                                        4,475
    * Vivendi Universal SA  54,392                                         1,345
                                                                         -------
                                                                         132,103
      GERMANY 7.1%
      --------------------------------------------------------------------------
      Adidas-Salomon AG  9,200                                             1,063
      Allianz AG  54,188                                                   5,750
      Altana AG  12,100                                                      770
      BASF AG  108,135                                                     5,579
      Bayer AG  128,045                                                    3,489
    o Bayerische Hypo-und
      Vereinsbank AG  66,874                                               1,161
      Commerzbank AG  88,400                                               1,524
      DaimlerChrysler AG  168,370                                          7,547
      Deutsche Bank AG  103,176                                            8,503
      Deutsche Boerse AG  19,400                                           1,067
      Deutsche Post AG  75,227                                             1,658
    o Deutsche Telekom AG  487,262                                         8,411
      E.ON AG  118,150                                                     7,832
    o Infineon Technologies AG  75,100                                       962
      Linde AG  14,312                                                       783
      Metro AG  29,214                                                     1,295
      Muenchener Rueckversicherungs
      AG  30,394                                                           3,287
      RWE AG  69,676                                                       3,024
      SAP AG  40,624                                                       6,160
      Schering AG  33,246                                                  1,748
      Siemens AG  157,090                                                 11,346
      ThyssenKrupp AG  63,966                                              1,110
      Volkswagen AG  46,293                                                2,039
                                                                         -------
                                                                          86,108


                                                        See financial notes. 129

      SCHWAB INTERNATIONAL INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      HONG KONG / CHINA 1.2%
      --------------------------------------------------------------------------
      Cheung Kong Holdings Ltd.  299,000                                   2,291
      CLP Holdings Ltd.  387,080                                           2,060
      Hang Seng Bank Ltd.  154,700                                         1,964
      Hong Kong & China Gas Co.  718,400                                   1,234
      HongKong Electric Holdings  277,756                                  1,221
      Hutchison Whampoa Ltd.  413,800                                      2,785
      Sun Hung Kai Properties Ltd.  265,694                                2,282
      Swire Pacific Ltd., Class A  190,000                                 1,242
                                                                         -------
                                                                          15,079
      ITALY 3.2%
      --------------------------------------------------------------------------
      Alleanza Assicurazioni SPA  100,995                                  1,117
      Assicurazioni Generali SPA  185,554                                  4,893
      Banca Intesa SPA  709,107                                            2,346
      Banco Popolare di Verona e
      Novara  75,422                                                       1,255
      Enel SPA  429,348                                                    3,423
      ENI-Ente Nazionale Idrocarburi
      SPA  514,100                                                        10,452
      Mediaset SPA  110,368                                                1,211
      Mediobanca SPA  95,210                                               1,104
      Riunione Adriatica di Sicurta
      SPA  60,519                                                          1,108
      Sanpaolo IMI SPA  189,885                                            2,215
    o Telecom Italia SPA  1,132,740                                        2,641
    o TIM SPA  753,178                                                     4,298
      UniCredito Italiano SPA  722,614                                     3,370
                                                                         -------
                                                                          39,433
      JAPAN 19.2%
      --------------------------------------------------------------------------
      Advantest Corp.  13,000                                                988
      Aeon Co. Ltd.  48,000                                                2,105
      Ajinomoto Co., Inc.  111,000                                         1,299
      Asahi Glass Co. Ltd.  146,000                                        1,545
      Asahi Kasei Corp.  250,000                                           1,366
      Bridgestone Corp.  126,000                                           2,133
      Canon, Inc.  162,000                                                 8,500
      Chubu Electric Power Co., Inc.  122,100                              2,545
      Dai Nippon Printing Co. Ltd.  117,000                                1,775
      Denso Corp.  92,000                                                  1,938
      East Japan Railway Co.  653                                          3,337
      Eisai Co. Ltd.  37,000                                                 945
      Fanuc Ltd.  24,300                                                   1,489
      Fuji Photo Film Co. Ltd.  92,000                                     2,960
      Fujisawa Pharmaceutical Co. Ltd.  47,000                             1,092
    o Fujitsu Ltd.  326,000                                                2,266
      Honda Motor Co. Ltd.  152,700                                        6,130
      Hoya Corp.  21,600                                                   2,337
      Ito-Yokado Co. Ltd.  68,000                                          2,828
    o Itochu Corp.  273,000                                                1,155
      Japan Tobacco, Inc.  126                                             1,007
      JFE Holdings, Inc.  94,000                                           2,108
      The Kansai Electric Power Co.  130,000                               2,275
      Kao Corp.  109,000                                                   2,603
      KDDI Corp. --                                                            3
      Keyence Corp.  5,900                                                 1,417
    o Kintetsu Corp.  305,830                                              1,097
      Kirin Brewery Co. Ltd.  127,000                                      1,259
      Komatsu Ltd.  193,000                                                1,100
      Konica Minolta Holdings, Inc.  81,000                                1,122
      Kyocera Corp.  31,500                                                2,606
      Kyushu Electric Power Co.  82,400                                    1,419
      Matsushita Electric Industrial
      Co. Ltd.  403,912                                                    5,933
      Millea Holdings, Inc.  284                                           4,040
      Mitsubishi Corp.  198,000                                            1,888
      Mitsubishi Electric Corp.  303,000                                   1,532
      Mitsubishi Estate Co. Ltd.  190,000                                  2,247
      Mitsubishi Heavy Industries
      Ltd.  565,000                                                        1,556
      Mitsubishi Tokyo Financial
      Group, Inc.  787                                                     7,003
      Mitsui & Co. Ltd.  239,000                                           1,971
      Mitsui Fudosan Co. Ltd.  142,000                                     1,563
      Mitsui Sumitomo Insurance Co.
      Ltd.  247,000                                                        2,326
    o Mizuho Financial Group, Inc.  1,155                                  5,463
      Murata Manufacturing Co. Ltd.  43,900                                2,880
      NEC Corp.  269,000                                                   2,113
      Nikko Cordial Corp.  240,000                                         1,366
      Nintendo Co. Ltd.  19,700                                            1,860
      Nippon Oil Corp.  250,000                                            1,377
      Nippon Steel Corp.  1,020,000                                        2,135
      Nippon Telegraph & Telephone
      Corp.  1,053                                                         5,534


130 See financial notes.

      SCHWAB INTERNATIONAL INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Nissan Motor Co. Ltd.  486,000                                       5,412
      Nitto Denko Corp.  28,000                                            1,555
      Nomura Holdings, Inc.  345,000                                       5,602
      NTT Data Corp.  284                                                  1,112
      NTT DoCoMo, Inc.  3,463                                              6,872
      OJI Paper Co. Ltd.  165,000                                          1,030
      Olympus Corp.  43,000                                                  834
      Omron Corp.  43,000                                                  1,048
      Osaka Gas Co. Ltd.  394,000                                          1,093
      Pioneer Corp.  31,000                                                  885
      Ricoh Co. Ltd.  118,000                                              2,352
      Rohm Co. Ltd.  21,000                                                2,620
      Sankyo Co. Ltd.  72,000                                              1,334
      Sanyo Electric Co. Ltd.  309,000                                     1,400
      Secom Co. Ltd.  38,500                                               1,650
      Sekisui House Ltd.  94,000                                             997
      Seven-Eleven Japan Co.  78,000                                       2,651
      Sharp Corp.  184,000                                                 3,318
      Shin-Etsu Chemical Co. Ltd.  68,900                                  2,785
      Shionogi & Co. Ltd.  61,000                                            960
      The Shizuoka Bank Ltd.  116,000                                        990
      SMC Corp.  11,000                                                    1,261
      Softbank Corp.  41,000                                               1,858
      Sompo Japan Insurance, Inc.  160,000                                 1,443
      Sony Corp.  168,500                                                  6,520
      Sumitomo Corp.  137,000                                              1,052
      Sumitomo Electric Industries
      Ltd.  131,000                                                        1,211
      Sumitomo Mitsui Financial
      Group, Inc.  764                                                     5,774
      Takeda Chemical Industries
      Ltd.  166,200                                                        6,702
      TDK Corp.  22,000                                                    1,571
      Tohoku Electric Power Co.  83,700                                    1,345
      The Tokyo Electric Power Co.,
      Inc.  230,300                                                        4,936
      Tokyo Electron Ltd.  28,000                                          1,705
      Tokyo Gas Co. Ltd.  507,000                                          1,879
      Toppan Printing Co. Ltd.  122,000                                    1,434
      Toshiba Corp.  566,000                                               2,600
  (9) Toyota Motor Corp.  530,500                                         19,181
    o UFJ Holdings, Inc.  686                                              4,243
      West Japan Railway Co.  225                                            875
      Yamanouchi Pharmaceutical Co.
      Ltd.  59,000                                                         1,967
      Yamato Transport Co. Ltd.  78,000                                    1,185
                                                                         -------
                                                                         234,778
      NETHERLANDS 5.4%
      --------------------------------------------------------------------------
      ABN -- Amro Holdings NV  298,017                                     6,481
      Aegon NV  259,846                                                    3,401
      Akzo Nobel NV  51,942                                                1,893
    o ASML Holding NV  93,364                                              1,486
      DSM NV  16,462                                                         789
      Heineken NV  39,259                                                  1,657
      ING Groep NV  340,404                                                7,296
    o Koninklijke Ahold NV  138,958                                        1,076
      Koninklijke Philips Electronics
      NV  255,925                                                          6,970
      Reed Elsevier NV  117,871                                            1,656
  (8) Royal Dutch Petroleum Co.  408,067                                  19,846
      Royal KPN NV  360,914                                                2,600
      TPG NV  67,143                                                       1,448
      Unilever NV  110,002                                                 7,246
      VNU NV  47,654                                                       1,333
      Wolters Kluwer NV  55,267                                              931
                                                                         -------
                                                                          66,109
      SINGAPORE 0.6%
      --------------------------------------------------------------------------
      DBS Group Holdings Ltd.  217,778                                     1,830
      Oversea-Chinese Banking
      Corp.  185,000                                                       1,316
      Singapore Press Holdings Co.
      Ltd.  74,666                                                           922
      Singapore Telecommunications
      Ltd.  1,180,696                                                      1,624
      United Overseas Bank Ltd.  237,000                                   1,908
                                                                         -------
                                                                           7,600
      SPAIN 3.7%
      --------------------------------------------------------------------------
      Altadis SA  57,998                                                   1,639
      Banco Bilbao Vizcaya
      Argentaria SA  587,573                                               7,755
      Banco Popular Espanol  29,001                                        1,600
      Banco Santander Central
      Hispano SA  834,597                                                  8,964
      Endesa SA  173,742                                                   3,185
      Gas Natural SDG SA  37,672                                             925


                                                        See financial notes. 131

      SCHWAB INTERNATIONAL INDEX FUND

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Iberdrola SA  149,580                                                2,950
      Inditex SA  47,334                                                   1,029
      Repsol YPF SA  178,984                                               3,770
      Telefonica SA  932,829                                              13,877
                                                                         -------
                                                                          45,694
      SWEDEN 1.8%
      --------------------------------------------------------------------------
      Electrolux AB, Series B  61,579                                      1,217
      Hennes & Mauritz AB, Series B  98,150                                2,403
      Nordea AB  453,696                                                   3,058
      Sandvik AB  44,107                                                   1,435
      Skandinaviska Enskilda Banken,
      Series A  85,410                                                     1,241
      Svenska Cellulosa AB, Series B  35,963                               1,410
      Svenska Handelsbanken AB,
      Series A  112,602                                                    2,174
    o Telefonaktiebolaget LM Ericsson,
      Class B  2,846,579                                                   7,713
      Volvo AB, Series B  40,445                                           1,384
                                                                         -------
                                                                          22,035
      SWITZERLAND 8.2%
      --------------------------------------------------------------------------
    o ABB Ltd.  204,408                                                    1,151
      Adecco SA, Registered  26,587                                        1,188
    o Ciba Specialty Chemicals AG  14,322                                    994
      Compangnie Financiere Richemont
      AG, Series A  102,430                                                2,635
      Credit Suisse Group  231,120                                         8,146
      Holcim Ltd.  30,865                                                  1,594
  (7) Nestle SA, Registered  79,293                                       20,059
  (6) Novartis AG, Registered  465,877                                    20,768
      Roche Holdings - Genus  138,238                                     14,500
      Serono SA, Series B  1,193                                             715
      Swiss Reinsurance, Registered  65,184                                4,288
      Swisscom AG, Registered  5,043                                       1,565
      Syngenta AG  20,323                                                  1,626
      UBS AG, Registered  231,176                                         16,430
    o Zurich Financial Services AG  28,547                                 4,513
                                                                         -------
                                                                         100,172
      UNITED KINGDOM 27.3%
      --------------------------------------------------------------------------
      Amvescap PLC  119,189                                                  786
      AstraZeneca PLC  333,267                                            15,585
      Aviva PLC  444,350                                                   4,342
      BAA PLC  211,384                                                     1,949
      BAE Systems PLC  605,069                                             2,251
      Barclays PLC  1,294,064                                             11,669
      BG Group PLC  679,151                                                3,923
      BHP Billiton PLC  472,369                                            3,774
      BOC Group PLC  97,556                                                1,568
      Boots Group PLC  162,117                                             1,757
  (1) BP PLC  4,327,143                                                   37,408
      British American Tobacco PLC  301,717                                4,575
      British Land Co. PLC  100,943                                        1,163
      British Sky Broadcasting PLC  246,398                                2,910
    o BT Group PLC  1,675,638                                              5,304
    o Cable & Wireless PLC  485,728                                        1,064
      Cadbury Schweppes PLC  396,080                                       3,150
      Carnival PLC  30,775                                                 1,379
      Centrica PLC  861,673                                                3,339
      Compass Group PLC  440,157                                           2,771
      Diageo PLC  614,379                                                  8,242
      Dixons Group PLC  356,181                                              981
      Emap PLC  52,220                                                       801
      Friends Provident PLC  333,413                                         834
  (4) GlaxoSmithKline PLC  1,165,815                                      24,126
      GUS PLC  205,342                                                     2,844
      Hanson Plc  150,209                                                  1,145
      HBOS PLC  747,598                                                    9,685
      Hilton Group PLC  287,543                                            1,267
  (3) HSBC Holdings PLC  2,119,648                                        30,372
      Imperial Tobacco Group PLC  142,051                                  3,146
      Intercontinental Hotels Group
      PLC  149,688                                                         1,399
      ITV PLC  564,218                                                     1,236
      J. Sainsbury PLC  268,529                                            1,326
      Kingfisher PLC  442,761                                              2,224
      Land Securities Group PLC  95,357                                    1,853
      Legal & General Group PLC  1,220,030                                 2,023
      Lloyds TSB Group PLC  1,097,042                                      8,200
      Man Group PLC  57,326                                                1,716
      Marks & Spencer Group PLC  443,141                                   2,171
      National Grid Transco PLC  616,442                                   4,676
      Next PLC  57,431                                                     1,421
      Pearson PLC  158,738                                                 1,852
      Prudential PLC  382,001                                              3,001


132 See financial notes.

      SCHWAB INTERNATIONAL INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Reckitt Benckiser PLC  111,099                                       2,888
      Reed Elsevier PLC  261,955                                           2,439
      Rentokil Initial PLC  364,152                                        1,214
      Reuters Group PLC  267,194                                           1,767
      Rio Tinto PLC  206,808                                               4,537
      Rolls-Royce Group PLC  14,830,900                                       15
      Rolls-Royce Group PLC  296,618                                       1,218
 (10) Royal Bank of Scotland Group
      PLC  547,776                                                        16,446
      SABMiller PLC  162,857                                               1,767
      Sage Group PLC  246,979                                                757
      Scottish & Newcastle PLC  145,929                                    1,063
      Scottish & Southern Energy
      PLC  173,758                                                         2,103
      Scottish Power PLC  382,227                                          2,598
      Severn Trent Water PLC  70,101                                         973
      Shell Transport & Trading Co.
      PLC  1,886,367                                                      13,013
      Smith & Nephew PLC  175,479                                          1,781
      Smiths Group PLC  107,917                                            1,337
      Tesco PLC  1,445,671                                                 6,377
      Unilever PLC  548,778                                                5,177
      United Utilities PLC  124,590                                        1,190
  (2) Vodafone Group PLC  13,328,748                                      32,382
      Wm. Morrison Supermarkets  215,328                                     914
      Wolseley PLC  111,522                                                1,634
      WPP Group PLC  230,860                                               2,276
                                                                         -------
                                                                         333,074
      FOREIGN PREFERRED STOCK
      0.4% of net assets

      AUSTRALIA 0.3%
      --------------------------------------------------------------------------
      News Corp. Ltd.  398,140                                             3,407

      GERMANY 0.1%
      --------------------------------------------------------------------------
      Henkel KGaA  12,100                                                  1,049

      WARRANTS
      0.0% of net assets

      FRANCE 0.0%
      --------------------------------------------------------------------------
    o Casino Guichard Perrachon SA,
      expires 12/15/05  1,026                                                  1
    o France Telecom-CVG Equant NV,
      expires 06/29/04  35,326                                               634
                                                                         -------
                                                                             635
      UNITED STATES 0.0%
      --------------------------------------------------------------------------
    o NTL, Inc., Series A,
      expires 01/13/11  48                                                    --

      RIGHTS
      0.0% of net assets

      SWEDEN 0.0%
      --------------------------------------------------------------------------
    o Electrolux AB,
      expires 06/01/04  61,579                                                20

END OF INVESTMENTS.

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      16.4% of net assets

      OTHER INVESTMENT COMPANIES 16.4%
      --------------------------------------------------------------------------
      Securities Lending Investment
      Fund  199,784,171                                                  199,784

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                        See financial notes. 133

SCHWAB INTERNATIONAL INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value
   (including $190,008 of securities on loan)                       $1,213,856 a
Collateral invested for securities on loan                             199,784
Foreign currency                                                            30 b
Receivables:
   Fund shares sold                                                        354
   Dividends                                                             6,891
   Investments sold                                                        229
   Income from securities on loan                                          248
   Dividend tax reclaim                                                    509
Prepaid expenses                                                 +          27
                                                                 --------------
TOTAL ASSETS                                                         1,421,928

LIABILITIES
-------------------------------------------------------------------------------
Collateral invested for securities on loan                             199,784
Cash overdraft                                                             695
Payables:
   Fund shares redeemed                                                    732
   Interest expense                                                          2
   Withholding taxes                                                       331
   Investment adviser and administrator fees                                24
   Transfer agent and shareholder service fees                              10
Accrued expenses                                                 +         150
                                                                 --------------
TOTAL LIABILITIES                                                      201,728

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         1,421,928
TOTAL LIABILITIES                                                -     201,728
                                                                 --------------
NET ASSETS                                                          $1,220,200

NET ASSETS BY SOURCE
Capital received from investors                                      1,352,144
Net investment income not yet distributed                                9,119
Net realized capital losses                                           (313,930)
Net unrealized capital gains                                           172,867

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                      SHARES
SHARE CLASS               NET ASSETS      /      OUTSTANDING     =         NAV
Investor Shares             $540,677                  38,700            $13.97
Select Shares               $679,523                  48,655            $13.97


  Unless stated, all numbers x 1,000.

a The fund paid $1,040,906 for these securities. Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases               $6,690
  Sales/maturities       $33,070

b The fund paid $30 for these currencies.

  FEDERAL TAX DATA
  -------------------------------------------------
  PORTFOLIO COST                        $1,045,873
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                   $254,877
  Losses                             +     (86,894)
                                     --------------
                                          $167,983

 AS OF OCTOBER 31, 2003:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                          $20,158
  Long-term capital gains                      $--

  UNUSED CAPITAL LOSSES:
  Expires 10/31 of:                    Loss amount
     2004                                   $1,743
     2005                                    1,837
     2006                                   11,905
     2007                                        7
     2008                                    3,669
     2009                                  130,942
     2010                                  112,722
     2011                            +      39,016
                                     --------------
                                          $301,841


134 See financial notes.

SCHWAB INTERNATIONAL INDEX FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $13,821 a
Interest                                                                   10
Securities on loan                                                +       334
                                                                  ------------
TOTAL INVESTMENT INCOME                                                14,165

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (6,723)
Net realized gains on foreign currency transactions               +        48
                                                                  ------------
NET REALIZED LOSSES                                                    (6,675)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                   126,487
Net unrealized losses on foreign currency transactions            +      (118)
                                                                  ------------
NET UNREALIZED GAINS                                                  126,369

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               2,435 b
Transfer agent and shareholder service fees:
   Investor Shares                                                        673 c
   Select Shares                                                          339 c
Trustees' fees                                                              5 d
Custodian fees                                                            205
Portfolio accounting fees                                                  90
Professional fees                                                          20
Registration fees                                                          21
Shareholder reports                                                        67
Interest expense                                                            2
Other expenses                                                    +        11
                                                                  ------------
Total expenses                                                          3,868
Expense reduction                                                 -       314 e
                                                                  ------------
NET EXPENSES                                                            3,554

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                14,165
NET EXPENSES                                                      -     3,554
                                                                  ------------
NET INVESTMENT INCOME                                                  10,611
NET REALIZED LOSSES                                                    (6,675) f
NET UNREALIZED GAINS                                              +   126,369 f
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $130,305

  Unless stated, all numbers x 1,000.

a An additional $1,675 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.43% of the first
  $500 million and 0.38% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $179 from the investment adviser (CSIM) and $135 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2005, as follows:

                         % OF AVERAGE
  SHARE CLASS        DAILY NET ASSETS
  -----------------------------------
  Investor Shares                0.69
  Select Shares                  0.50

  This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $119,694.


                                                        See financial notes. 135

SCHWAB INTERNATIONAL INDEX FUND

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                            11/1/03-4/30/04   11/1/02-10/31/03
Net Investment income                               $10,611            $21,074
Net realized losses                                  (6,675)           (37,839)
Net unrealized gains                        +       126,369            241,954
                                            -----------------------------------
INCREASE IN NET ASSETS
   FROM OPERATIONS                                  130,305            225,189

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                       9,070              9,001
Select Shares                               +        12,466             11,662
                                            -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME          $21,536            $20,663 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                11/1/03-4/30/04            11/1/02-10/31/03
                               SHARES         VALUE      SHARES         VALUE
SHARES SOLD
Investor Shares                 3,779       $52,590       5,440       $59,471
Select Shares               +   3,897        54,352       8,086        86,648
                            --------------------------------------------------
TOTAL SHARES SOLD               7,676      $106,942      13,526      $146,119

SHARES REINVESTED
Investor Shares                   629        $8,293         815        $8,329
Select Shares               +     884        11,650       1,072        10,936
                            --------------------------------------------------
TOTAL SHARES REINVESTED         1,513       $19,943       1,887       $19,265

SHARES REDEEMED
Investor Shares                (4,435)     ($61,681)     (9,803)    ($105,853)
Select Shares               +  (5,500)      (76,711)    (10,942)     (119,750)
                            --------------------------------------------------
TOTAL SHARES REDEEMED          (9,935)    ($138,392)    (20,745)    ($225,603) b

NET TRANSACTIONS
IN FUND SHARES                   (746)     ($11,507)     (5,332)     ($60,219)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                               SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period            88,101    $1,122,938      93,433      $978,631
Total increase or
decrease                    +    (746)       97,262      (5,332)      144,307 c
                            --------------------------------------------------
END OF PERIOD                  87,355    $1,220,200      88,101    $1,122,938 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 were:

  Ordinary Income            $20,663
  Long-term capital gains        $--

b The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD:
  Investor Shares                 $33
  Select Shares               +    14
                              -------
  TOTAL                           $47

  PRIOR PERIOD:
  Investor Shares                 $62
  Select Shares               +    46
                              -------
  TOTAL                          $108

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $9,119 and $20,044 at the end of the current period and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  All Equity Portfolio           11.3%
  Growth Portfolio               10.2%
  Balanced Portfolio              6.5%
  Conservative Portfolio          2.4%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II             0.5%


136 See financial notes.

SCHWAB EQUITY INDEX FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. Each of these companies is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report by trust.

THE FUNDS OFFER MULTIPLE SHARE CLASSES. For any given fund, shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. In addition, one share class, e.Shares, is available only to clients of Schwab Institutional(R), Charles Schwab Trust Company and certain tax-advantaged retirement plans, and can only be traded electronically.

                                   INVESTOR             SELECT
FUND                                SHARES              SHARES          e.SHARES
--------------------------------------------------------------------------------
S&P 500                                --                --                --
--------------------------------------------------------------------------------
SCHWAB 1000                            --                --
--------------------------------------------------------------------------------
SMALL-CAP INDEX                        --                --
--------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX               --                --
--------------------------------------------------------------------------------
INTERNATIONAL INDEX                    --                --
--------------------------------------------------------------------------------

For these funds, shares are bought and sold at net asset value (NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trusts may issue as many shares as necessary.

THE TRUSTS AND THEIR FUNDS

This list shows the trust containing each fund in this report, along with all other funds included in these trusts. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab YieldPlus Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate Tax-Free
     Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab GNMA Fund

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund
   Schwab Total Stock Market Index Fund
   Schwab International Index Fund
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund
   Schwab Balanced MarketMasters Fund
   Schwab Small-Cap MarketMasters Fund
   Schwab International MarketMasters Fund
   Schwab Core Equity Fund
   Schwab Dividend Equity Fund
   Schwab Small-Cap Equity Fund
   Schwab Hedged Equity Fund
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

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SCHWAB EQUITY INDEX FUNDS

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE SCHWAB INTERNATIONAL INDEX FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counter-parties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trusts, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total

SCHWAB EQUITY INDEX FUNDS

expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The funds also may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R), which seek to provide investors with allocated portfolios of Schwab index funds.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.


                                   AMOUNT                             WEIGHTED
                                OUTSTANDING         AVERAGE           AVERAGE
                                 AT 4/30/04        BORROWING*         INTEREST
FUND                            ($ x 1,000)       ($ x 1,000)         RATE* (%)
--------------------------------------------------------------------------------
SCHWAB
S&P 500 FUND                        --               8,866              1.37
--------------------------------------------------------------------------------
SCHWAB 1000                         --               1,742              1.34
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP
INDEX FUND                          --               1,110              1.49
--------------------------------------------------------------------------------
SCHWAB TOTAL STOCK
MARKET INDEX FUND                   --               7,006              1.40
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL
INDEX FUND                         695                 593              1.52
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales and foreign currency transactions.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

SCHWAB EQUITY INDEX FUNDS

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB EQUITY INDEX FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 4/30/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2     Chair, Trustee:                 Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.
7/29/37                 Family of Funds, 1989;          Charles Schwab Investment Management, Inc., Charles Schwab
                        Investments, 1991;              Holdings (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair,
                        Capital Trust, 1993;            CEO Schwab (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.;
                        Annuity Portfolios, 1994.       Director, U.S. Trust Corp., United States Trust Co. of New York,
                                                        Siebel Systems (software), Xsign, Inc. (electronic payment systems); Trustee, Stanford University. Until 5/04: Director, The Gap, Inc.
                                                        (clothing retailer). Until 2003: Co-CEO, The Charles Schwab Corp.
                                                        Until 2002: Director, Audiobase, Inc. (Internet audio solutions).
                                                        Until 5/02: Director, Vodaphone AirTouch PLC (telecommunications).
                                                        Until 7/01: Director, The Charles Schwab Trust Co.; TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB EQUITY INDEX FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        2003 (all trusts).              Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                                                 Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                        Corporation. Director, Wal-Mart Stores, eBay, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1,2    2002 (all trusts).              EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                                                 Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO                  President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                 (all trusts).                   EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                        Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                        9/02: President, CIO, American Century Investment Management;
                                                        Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                        American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                        and Quantitative Equity Portfolio Management, Twentieth Century
                                                        Investors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal            SVP, CFO, Charles Schwab Investment Management, Inc.; SVP,
3/7/51                  Financial Officer               The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                        (all trusts).                   Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment           SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer (all trusts).           Management, Inc.; CIO, The Charles Schwab Trust Co.
-----------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary (all trusts).         SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                 Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                        U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

2 Effective June 8, 2004, Jeffrey Lyons resigned as trustee from each of the trusts.

SCHWAB EQUITY INDEX FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).              Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                 First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                        (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                        (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                        Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                        2001: Special Advisor to the President, Stanford University. Until 2002:
                                                        Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                        Business Affairs, CFO, Stanford University.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;          CEO, Dorward & Associates (corporate management, marketing and
9/23/31                 Investments, 1991;              communications consulting). Until 1999: EVP, Managing Director,
                        Capital Trust, 1993;            Grey Advertising.
                        Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).              Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                                (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                        Properties (commercial real estate), Stratex Corp. (network equipment);
                                                        Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                        Member, executive committee, Pacific Stock & Options Exchange.
                                                        Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                        Dean, Haas School of Business, University of California, Berkeley.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;          Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;              services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).              Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                 Trustee, Rorento N.V. (investments -- Netherlands), Cooper Industries
                                                        (electrical products, tools and hardware); Member, audit committee,
                                                        Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                        Quaker State Co. (oil and gas).
-----------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;          Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;              Chair, CEO, North American Trust (real estate investment trust).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;          Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                 Investments, 1991;              and investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

SCHWAB EQUITY INDEX FUNDS

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
   Schwab YieldPlus Fund(R)
   Schwab Short-Term Bond Market Fund(TM)
   Schwab Total Bond Market Fund(TM)
   Schwab GNMA Fund(TM)
   Schwab Short/Intermediate Tax-Free Bond Fund(TM)
   Schwab Long-Term Tax-Free Bond Fund(TM)
   Schwab California Short/Intermediate
      Tax-Free Bond Fund(TM)
   Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

SCHWAB MARKETMASTERS FUNDS(R)

      SEMIANNUAL REPORT
      April 30, 2004

      Schwab U.S.
      MarketMasters Fund(TM)

      Schwab Balanced
      MarketMasters Fund(TM)

      Schwab Small-Cap
      MarketMasters Fund(TM)

      Schwab International
      MarketMasters Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four distinct funds, each combining the expertise of leading investment managers with Schwab's overall supervision.

   IN THIS REPORT

     Management's Discussion ...............................................   2

        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ..............................   5

     Schwab U.S. MarketMasters Fund
        Ticker Symbol: SWOGX

        The fund seeks capital growth.

        Performance and Fund Facts ...........................   7
        Financial Statements .................................  16

     Schwab Balanced MarketMasters Fund
        Ticker Symbol: SWOBX

        The fund seeks capital growth and income.

        Performance and Fund Facts ...........................   9
        Financial Statements .................................  24

     Schwab Small-Cap MarketMasters Fund
        Ticker Symbol: SWOSX

        The fund seeks long-term capital appreciation.

        Performance and Fund Facts ...........................  11
        Financial Statements .................................  41

     Schwab International MarketMasters Fund
        Investor Shares: SWOIX    Select Shares(R): SWMIX

        The fund seeks long-term capital appreciation.

        Performance and Fund Facts ...........................  13
        Financial Statements .................................  50

     Financial Notes .......................................................  63

     Fund Trustees .........................................................  68

     Glossary ..............................................................  71

Introducing Select Shares(R) for the Schwab MarketMasters Funds

On April 1, 2004 SchwabFunds(R) announced the availability of a new lower operating expense share class of the Schwab International MarketMasters Fund. The availability of this new share class came as good news to investors seeking exposure to international equities as well as those who already own the fund who were now eligible to lower their net operating expenses.

We are pleased to announce that effective June 1, 2004, Select Shares will become available for the U.S., Balanced and Small-Cap MarketMasters Funds. (See the table at right for specifics.)

The new Select Shares, have lower net operating expense and higher investment minimums compared with Investor Shares. (See the prospectus for additional information).

Select Shares are also available to current shareholders who have positions of $25,000 or greater in Investor Shares of one of the Schwab MarketMasters Funds. We encourage shareholders of Investor Shares to review their portfolio along with the fund's prospectus to see if they are eligible to exchange into Select Shares.

                                                                      INVESTMENT
SELECT SHARES                                          OER              MINIMUM
--------------------------------------------------------------------------------
U.S. MarketMasters Fund                               1.07%             $25,000

Balanced
MarketMasters Fund                                    0.95%             $25,000

Small-Cap
MarketMasters Fund                                    1.37%             $25,000

International
MarketMasters Fund                                    1.47%             $25,000

To learn more, please see the funds' prospectus at WWW.SCHWAB.COM/SCHWABFUNDS. Or, call 1-800-435-4000 to order a prospectus or to speak with a Schwab representative.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

When I look at the current economic trends, I see a lot of positive indicators. Corporate profits, revenues, capital spending and the employment numbers have been strong. With the GDP and capital spending also strong, we seem to be in the early stages of what could be a long-term economic recovery. However, even though stock market and economic cycles have historically been in synch, this now seems to be less certain.

The stock market, reflecting the uncertainty around the globe, has become increasingly volatile. Whether it's the war in Iraq or global terrorism, investors are exposed to frightening images over and over again throughout the day. This may play on investors' emotions, potentially contributing to the market's recent volatility.

Given this, and because it can be so difficult to fight your emotions, I believe it's more important than ever to stay diversified. By being diversified across and within all asset classes, you have an "all-weather" portfolio that can offer you some balance in any market climate. There are very obvious reasons why diversification is useful, but what I believe is its understated beauty is that it gives many of you the discipline you need to stick with a well thought out strategy.

I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe that mutual funds are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in the stock markets, this is perhaps more important than ever.

Overall, despite the likelihood of short-term market volatility, I maintain complete faith in the strength of the U. S. economy. I always have believed and continue to believe that the stock market is the best place for long-term investing, and that with a wise investing plan--and a well diversified portfolio--you will be well-positioned to meet your financial goals.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended April 30, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The stock market's continued recovery during the report period was welcome news to long-term investors, especially those of you who had suffered through declining share prices before then.

For years, investors sold stocks and stock mutual funds when the economy was weak or when geopolitical tensions heightened, despite the fact that stock and fund prices often were relatively cheap during those dark hours. Over the past year, however, I've spoken with many individual investors who benefited from sticking with their long-term asset-allocation plans. As a result, they were able to participate in the past year's stock market gains. They learned how difficult it is to successfully "time the market" and determine when to "be in cash." Many have given up this chase altogether and have benefited both financially and emotionally.

Given the ongoing geopolitical situation, however, it's quite understandable that many investors are nervous, and some are again acting more on their emotions than on sound investment principles. When you invest in SchwabFunds(R), you can be assured that our portfolio managers understand your concerns and are diligent in their approach to the investment process. Key to this is their knowledge of and adherence to each fund's objective, their vigilant focus on positive outcomes and management of the fund's risk. In short, each of our portfolio manager's responsibility is to remain consistent in implementing their investment strategies, despite the market's fluctuations.

No matter what type of investor you are or how much risk you are willing to carry, we have investment consultants who can help you develop an asset-allocation plan and we have portfolio managers who will use their rigorous discipline to help you meet your long- or short-term financial goals. Thank you for investing with us.

Sincerely,

/s/ Randall W. Merk


2 Schwab MarketMasters Funds

[PHOTO OF JEFFREY MORTIMER AND KIMBERLY FORMON]

JEFFREY MORTIMER, CFA, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1997, he worked for nine years in asset allocation and manager selection.

KIMBERLY FORMON, CFA, a director and portfolio manager of the investment adviser, co-manages the Schwab MarketMasters Funds. Prior to joining the firm in 1999, she worked for 10 years in equity and fixed-income analysis.

THE ECONOMY AND THE MARKET

The economy, which had improved during the second half of 2003, picked up steam at the end of the year and continued to show signs of recovery through the current report period of November 1, 2003 through April 30, 2004. The securities market reflected the positive news through first-quarter 2004. During that time, the market started to bounce around a little, as evidenced by the volatility in the S&P 500(R) Index in February and March. Toward the end of the report period, in late April, the market fell precipitously and many of the funds' 2004 gains were lost. Nonetheless, its earlier performance was strong enough to push the broader market up 6.27% for the report period, as measured by the S&P 500(R) Index.

While the economy officially emerged from recession in 2001, the recovery didn't fully materialize until 2003. And it wasn't until late in 2003 when investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth. Capital spending showed signs of life amid rising corporate profits.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 6.27%  S&P 500(R) INDEX: measures U.S. large-cap stocks

 6.54%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

12.39% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

 1.25%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

            Lehman Brothers
            U.S. Aggregate       MSCI-EAFE(R)   Russell 2000(R)     S&P 500(R)
              Bond Index            Index            Index            Index
31-Oct-03         0.00               0.00             0.00             0.00
07-Nov-03         0.63               0.78             2.82             0.29
14-Nov-03         0.61               1.80             0.94             0.08
21-Nov-03         0.86               0.15            -0.38            -1.34
28-Nov-03         0.24               2.22             3.55             0.88
05-Dec-03         0.95               4.70             2.14             1.24
12-Dec-03         0.97               5.04             3.80             2.48
19-Dec-03         1.50               6.46             3.68             3.90
26-Dec-03         1.53               7.84             5.21             4.59
02-Jan-04         0.81              10.98             6.40             5.85
09-Jan-04         2.16              13.86             9.14             7.16
16-Jan-04         2.46              12.31            12.04             8.89
23-Jan-04         2.33              15.01            13.13             9.07
30-Jan-04         2.07              11.77            10.24             8.12
06-Feb-04         2.35              13.33            10.89             9.26
13-Feb-04         2.80              15.41            11.12             9.63
20-Feb-04         2.64              15.13            10.13             9.49
27-Feb-04         3.18              14.35            11.23             9.62
05-Mar-04         3.85              16.17            13.90            10.80
12-Mar-04         4.12              11.07            10.77             7.38
19-Mar-04         4.07              13.01             8.49             6.36
26-Mar-04         3.88              12.52             8.91             6.20
02-Apr-04         2.72              16.39            14.78             9.47
09-Apr-04         2.62              16.44            13.73             9.27
16-Apr-04         2.03              15.04            10.99             8.83
23-Apr-04         1.51              14.61            12.39             9.42
30-Apr-04         1.25              12.39             6.54             6.27

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


                                                    Schwab MarketMasters Funds 3

MANAGEMENT'S DISCUSSION continued

      With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq.

The economy continued to expand in 2004. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise, despite a mid-quarter pause in the upward trend in consumer confidence, and higher commodity prices were holding. Mortgage refinancing activity, while still significant, started to show signs of waning as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid growth.

On the currency front, the dollar rebounded from its lows, due to two reasons. First, the U. S. economy grew more than most other countries' economies did. The second reason is the expectation that interest rates will rise, which has served to stimulate inflows of foreign capital.

The Federal Reserve (Fed) left interest rates unchanged during the period. Inflation began to accelerate, alleviating Fed fears of possible deflation. Consequent expectations that the Fed would soon begin to raise interest rates weighed on markets toward the end of the period. Nevertheless, economic fundamentals remained sound. With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq. Business profits exhibited another strong quarterly gain and investment in equipment and inventories remained healthy. In sum, it appeared that the economy, indeed, was back on track.

THE FUNDS

All four funds posted positive returns for the report period with the Schwab MarketMasters Balanced Fund outperforming its benchmark and category average. During the period, we remained in close contact with the funds' sub-advisors, and made adjustments to their allocations based on a combination of market conditions and daily cash flows. We maintained our small-cap bias, which led performance until the end of the report period and helped to position the funds to perform better. Toward the end of the report period, we shifted assets toward a growth bias in anticipation of what we believe will be the next market cycle.


4 Schwab MarketMasters Funds

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04, except where noted.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB U.S.
MARKETMASTERS FUND ................        4.53%
Benchmark .........................        6.27%
Fund Category 1 ...................        5.47%

Performance Details ...............       page 7

SCHWAB BALANCED
MARKETMASTERS FUND ................        4.75%
Benchmark .........................        4.26%
Fund Category 1 ...................        4.20%

Performance Details ...............       page 9

SCHWAB SMALL-CAP
MARKETMASTERS FUND ................        5.42%
Benchmark .........................        6.54%
Fund Category 1 ...................        8.17%

Performance Details ...............      page 11

SCHWAB INTERNATIONAL
MARKETMASTERS FUND
Investor Shares ...................       10.54%
Select Shares 2 ...................       -3.37%
Benchmark .........................       12.39%
Fund Category 1 ...................       10.59%

Performance Details ...............  pages 13-14

THE SCHWAB U.S. MARKETMASTERS FUND returned 4.53% versus 6.27% for the S&P 500(R) Index. With value the style in favor, sub-advisor Eagle Asset Management's growth bias hurt performance. Eagle's weak stock selection also contributed to its underperformance. Sub-advisor, Harris Associates LP, which focuses on large-cap value stocks, helped performance, as did sub-advisor TCW Investment Management Company, which focuses on small- to mid-cap value stocks. These two sub-advisors' performance helped to offset Eagle's growth orientation.

THE SCHWAB BALANCED MARKETMASTERS FUND outperformed its benchmark, the Balanced Blended Index (60% S&P 500(R) Index /40% Lehman Brothers Aggregate) by 0.49%. The fund was underweight in bonds throughout the report period, as we believed stocks would have a higher return potential. This overweight of stocks helped performance, as did sub-advisors Janus Capital Management LLC and Aronson+Johnson+Ortiz, LP. Janus performed particularly well, helped not only by strong stock selection but also by being overweight in top performing sectors such as energy and health care. On the fixed-income side, sub-advisor PIMCO also performed well. Eagle Asset Management, our growth manager, lagged for the period due to its style and stock selection.

THE SCHWAB SMALL CAP MARKETMASTERS FUND underperformed its benchmark, the Russell 2000(R) Index, by 1.12%. This was largely due to sub-advisor Veredus Asset Management, LLC, whose focus is on growth stocks. Small-cap growth lagged small-cap value over the report period, but Veredus also was hurt by poor stock selection, and by being underweight in top performing sectors, including consumer staples and health care. Two of the fund's sub-advisors, Tocqueville Asset Management, LP and TCW Investment Management Company performed well during the report period. Tocqueville did well due to a large overweight in the top performing energy sector. TCW gained ground due to strong stock selection. Both managers also were helped by their value focus.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

1 Source for category information: Morningstar, Inc.

2 Select Shares total return is for 4/2/04-4/30/04.


                                                    Schwab MarketMasters Funds 5

MANAGEMENT'S DISCUSSION continued

As of April 1, 2004, TAMRO Capital Partners LLC replaced sub-advisor Royce and Associates in the Schwab Small-Cap MarketMasters Fund. Royce's performance was strong, but the company decided to stop offering its sub-advisory services.

THE SCHWAB INTERNATIONAL MARKETMASTERS FUND performed in line with the category average. Compared to its benchmark, the MSCI-EAFE(R), the fund underperformed by 1.85% over the report period. Poor stock selection on the part of sub-advisors, William Blair & Co. and Artisan Partners negatively affected performance. Sub-advisor American Century did particularly well, thanks to excellent stock selection, its emphasis on small-cap stocks and its overweight position in Japanese stocks and emerging markets.

As in the U.S., value led the market during most of the report period.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


6 Schwab MarketMasters Funds

SCHWAB U.S. MARKETMASTERS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                             Fund Category:
                                           Benchmark:          MORNINGSTAR
                                           S&P 500(R)           LARGE-CAP
                                 FUND        INDEX                BLEND
6 MONTHS                         4.53%         6.27%              5.47%
1 YEAR                          26.25%        22.88%             21.73%
5 YEARS                          0.85%        -2.26%             -1.84%
SINCE INCEPTION: 11/18/96        6.03%         7.21%              6.06%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.


PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark.

$15,471   FUND
$16,799   S&P 500(R) INDEX

[LINE GRAPH]

                  Fund      S&P 500(R)
                              Index
 18-Nov-96       $10,000     $10,000
 30-Nov-96       $10,120     $10,271
 31-Dec-96       $10,077     $10,068
 31-Jan-97       $10,371     $10,696
 28-Feb-97       $10,310     $10,780
 31-Mar-97       $10,016     $10,338
 30-Apr-97       $10,229     $10,955
 31-May-97       $10,848     $11,621
 30-Jun-97       $11,274     $12,141
 31-Jul-97       $11,841     $13,106
 31-Aug-97       $11,547     $12,372
 30-Sep-97       $12,145     $13,049
 31-Oct-97       $11,760     $12,613
 30-Nov-97       $11,750     $13,197
 31-Dec-97       $11,927     $13,424
 31-Jan-98       $11,959     $13,573
 28-Feb-98       $12,622     $14,552
 31-Mar-98       $13,146     $15,297
 30-Apr-98       $13,242     $15,452
 31-May-98       $13,135     $15,186
 30-Jun-98       $13,306     $15,802
 31-Jul-98       $13,135     $15,635
 31-Aug-98       $11,639     $13,377
 30-Sep-98       $11,745     $14,235
 31-Oct-98       $12,216     $15,392
 30-Nov-98       $12,814     $16,325
 31-Dec-98       $13,734     $17,265
 31-Jan-99       $14,255     $17,987
 28-Feb-99       $13,712     $17,427
 31-Mar-99       $14,266     $18,124
 30-Apr-99       $14,830     $18,826
 31-May-99       $14,487     $18,381
 30-Jun-99       $15,118     $19,402
 31-Jul-99       $14,919     $18,796
 31-Aug-99       $14,896     $18,702
 30-Sep-99       $14,819     $18,190
 31-Oct-99       $15,560     $19,341
 30-Nov-99       $16,557     $19,734
 31-Dec-99       $18,630     $20,897
 31-Jan-00       $17,808     $19,848
 29-Feb-00       $19,681     $19,472
 31-Mar-00       $19,516     $21,376
 30-Apr-00       $18,086     $20,733
 31-May-00       $17,289     $20,308
 30-Jun-00       $18,263     $20,809
 31-Jul-00       $17,922     $20,485
 31-Aug-00       $18,997     $21,757
 30-Sep-00       $18,213     $20,608
 31-Oct-00       $17,580     $20,522
 30-Nov-00       $16,099     $18,905
 31-Dec-00       $16,401     $18,997
 31-Jan-01       $16,873     $19,672
 28-Feb-01       $15,516     $17,878
 31-Mar-01       $14,690     $16,744
 30-Apr-01       $15,855     $18,045
 31-May-01       $15,782     $18,166
 30-Jun-01       $15,634     $17,725
 31-Jul-01       $15,206     $17,551
 31-Aug-01       $14,557     $16,452
 30-Sep-01       $13,186     $15,123
 31-Oct-01       $13,569     $15,412
 30-Nov-01       $14,602     $16,594
 31-Dec-01       $14,979     $16,740
 31-Jan-02       $14,696     $16,496
 28-Feb-02       $14,324     $16,177
 31-Mar-02       $14,801     $16,785
 30-Apr-02       $14,146     $15,768
 31-May-02       $13,848     $15,652
 30-Jun-02       $12,716     $14,537
 31-Jul-02       $11,495     $13,405
 31-Aug-02       $11,570     $13,492
 30-Sep-02       $10,453     $12,025
 31-Oct-02       $11,138     $13,084
 30-Nov-02       $12,135     $13,854
 31-Dec-02       $11,316     $13,041
 31-Jan-03       $11,123     $12,699
 28-Feb-03       $10,959     $12,509
 31-Mar-03       $11,093     $12,630
 30-Apr-03       $12,254     $13,671
 31-May-03       $13,252     $14,391
 30-Jun-03       $13,475     $14,575
 31-Jul-03       $13,773     $14,832
 31-Aug-03       $14,250     $15,121
 30-Sep-03       $13,878     $14,961
 31-Oct-03       $14,801     $15,808
 30-Nov-03       $15,128     $15,947
 31-Dec-03       $15,679     $16,782
 31-Jan-04       $16,007     $17,091
 29-Feb-04       $16,185     $17,329
 31-Mar-04       $15,992     $17,067
 30-Apr-04       $15,471     $16,799

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab MarketMasters Funds 7

SCHWAB U.S. MARKETMASTERS FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

(GRAPHIC)

                                   INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  / /              /X/            / /
 Medium                 / /              / /            / /
 Small                  / /              / /            / /

TOP HOLDINGS 2

                                                                    % OF
SECURITY                                                         NET ASSETS
---------------------------------------------------------------------------
(1)  TIME WARNER, INC.                                                2.3%
---------------------------------------------------------------------------
(2)  PFIZER, INC.                                                     2.1%
---------------------------------------------------------------------------
(3)  CENDANT CORP.                                                    1.7%
---------------------------------------------------------------------------
(4)  CITIGROUP, INC.                                                  1.6%
---------------------------------------------------------------------------
(5)  FIRST DATA CORP.                                                 1.4%
---------------------------------------------------------------------------
(6)  INTERPUBLIC GROUP OF COS., INC.                                  1.4%
---------------------------------------------------------------------------
(7)  CARNIVAL CORP.                                                   1.4%
---------------------------------------------------------------------------
(8)  INTEL CORP.                                                      1.3%
---------------------------------------------------------------------------
(9)  THE GAP, INC.                                                    1.2%
---------------------------------------------------------------------------
(10) GENERAL ELECTRIC CO.                                             1.2%
---------------------------------------------------------------------------
     TOTAL                                                           15.6%

NUMBER OF HOLDINGS                                                    178
---------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                       $42,880
---------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                           25.3
---------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                2.4
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                              37%
---------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                    % OF
INVESTMENT MANAGER                 INVESTMENT STYLE              NET ASSETS
---------------------------------------------------------------------------
EAGLE ASSET                        Large-Cap Growth                  26.1%
MANAGEMENT, INC.
---------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.             Mid/Large-Cap                     21.3%
                                   Value
---------------------------------------------------------------------------
TCW INVESTMENT                     Small/Mid-Cap                     21.7%
MANAGEMENT COMPANY                 Blend
---------------------------------------------------------------------------
THORNBURG INVESTMENT               Large-Cap Blend                   27.2%
MANAGEMENT, INC.
---------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio 4

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

32.9% CONSUMER NON-DURABLES
24.6% TECHNOLOGY
15.0% FINANCE
12.2% MATERIALS & SERVICES
 4.8% ENERGY
 4.0% CAPITAL GOODS
 3.6% UTILITIES
 1.5% TRANSPORTATION
 1.4% CONSUMER DURABLES

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.

3 Not annualized.

4 Cash and cash equivalents are excluded.


8 Schwab MarketMasters Funds

SCHWAB BALANCED MARKETMASTERS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                           Benchmark:          Fund Category:
                                        BALANCED BLENDED    MORNINGSTAR MODERATE
                               FUND          INDEX              ALLOCATION
6 MONTHS                      4.75%                4.26%            4.20%
1 YEAR                       18.33%               14.14%           15.98%
5 YEARS                       3.54%                1.63%            1.56%
SINCE INCEPTION: 11/18/96     7.22%                7.49%            5.83%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and two additional indices.

$16,814  FUND
$17,130  BALANCED BLENDED INDEX
$16,799  S&P 500(R) INDEX
$16,384  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                                               Lehman Brothers
                              Balanced Blended   S&P 500(R)    U.S. Aggregate
                  Fund            Index            Index        Bond Index
   18-Nov-96    $10,000          $10,000          $10,000         $10,000
   30-Nov-96    $10,100          $10,191          $10,271         $10,071
   31-Dec-96    $10,059          $10,032          $10,068          $9,977
   31-Jan-97    $10,322          $10,420          $10,696         $10,008
   28-Feb-97    $10,271          $10,480          $10,780         $10,033
   31-Mar-97    $10,018          $10,175          $10,338          $9,922
   30-Apr-97    $10,200          $10,600          $10,955         $10,071
   31-May-97    $10,676          $11,027          $11,621         $10,166
   30-Jun-97    $11,041          $11,376          $12,141         $10,287
   31-Jul-97    $11,517          $12,042          $13,106         $10,565
   31-Aug-97    $11,284          $11,596          $12,372         $10,475
   30-Sep-97    $11,770          $12,046          $13,049         $10,630
   31-Oct-97    $11,527          $11,874          $12,613         $10,784
   30-Nov-97    $11,558          $12,226          $13,197         $10,834
   31-Dec-97    $11,719          $12,401          $13,424         $10,943
   31-Jan-98    $11,762          $12,547          $13,573         $11,084
   28-Feb-98    $12,251          $13,086          $14,552         $11,075
   31-Mar-98    $12,634          $13,506          $15,297         $11,112
   30-Apr-98    $12,688          $13,616          $15,452         $11,170
   31-May-98    $12,613          $13,527          $15,186         $11,276
   30-Jun-98    $12,783          $13,903          $15,802         $11,372
   31-Jul-98    $12,677          $13,826          $15,635         $11,396
   31-Aug-98    $11,581          $12,718          $13,377         $11,582
   30-Sep-98    $11,740          $13,326          $14,235         $11,853
   31-Oct-98    $12,092          $13,948          $15,392         $11,790
   30-Nov-98    $12,560          $14,487          $16,325         $11,857
   31-Dec-98    $13,311          $15,005          $17,265         $11,893
   31-Jan-99    $13,693          $15,424          $17,987         $11,977
   28-Feb-99    $13,224          $15,028          $17,427         $11,768
   31-Mar-99    $13,650          $15,422          $18,124         $11,832
   30-Apr-99    $14,130          $15,800          $18,826         $11,870
   31-May-99    $13,868          $15,521          $18,381         $11,766
   30-Jun-99    $14,326          $16,018          $19,402         $11,728
   31-Jul-99    $14,141          $15,691          $18,796         $11,679
   31-Aug-99    $14,119          $15,641          $18,702         $11,673
   30-Sep-99    $14,119          $15,456          $18,190         $11,808
   31-Oct-99    $14,664          $16,066          $19,341         $11,852
   30-Nov-99    $15,341          $16,261          $19,734         $11,851
   31-Dec-99    $16,742          $16,805          $20,897         $11,794
   31-Jan-00    $16,155          $16,276          $19,848         $11,755
   29-Feb-00    $17,353          $16,170          $19,472         $11,897
   31-Mar-00    $17,390          $17,204          $21,376         $12,054
   30-Apr-00    $16,534          $16,874          $20,733         $12,019
   31-May-00    $16,033          $16,663          $20,308         $12,013
   30-Jun-00    $16,705          $17,048          $20,809         $12,263
   31-Jul-00    $16,498          $16,951          $20,485         $12,375
   31-Aug-00    $17,341          $17,681          $21,757         $12,554
   30-Sep-00    $16,815          $17,165          $20,608         $12,633
   31-Oct-00    $16,424          $17,167          $20,522         $12,717
   30-Nov-00    $15,508          $16,468          $18,905         $12,925
   31-Dec-00    $15,879          $16,639          $18,997         $13,166
   31-Jan-01    $16,326          $17,102          $19,672         $13,380
   28-Feb-01    $15,502          $16,226          $17,878         $13,497
   31-Mar-01    $14,887          $15,641          $16,744         $13,564
   30-Apr-01    $15,669          $16,344          $18,045         $13,507
   31-May-01    $15,683          $16,449          $18,166         $13,588
   30-Jun-01    $15,530          $16,234          $17,725         $13,640
   31-Jul-01    $16,748          $16,284          $17,551         $13,945
   31-Aug-01    $14,873          $15,747          $16,452         $14,106
   30-Sep-01    $13,826          $15,057          $15,123         $14,269
   31-Oct-01    $14,133          $15,355          $15,412         $14,568
   30-Nov-01    $14,859          $15,977          $16,594         $14,367
   31-Dec-01    $15,090          $16,021          $16,740         $14,275
   31-Jan-02    $14,933          $15,932          $16,496         $14,390
   28-Feb-02    $14,733          $15,810          $16,177         $14,530
   31-Mar-02    $15,133          $16,061          $16,785         $14,289
   30-Apr-02    $14,919          $15,602          $15,768         $14,566
   31-May-02    $14,776          $15,586          $15,652         $14,690
   30-Jun-02    $14,219          $14,974          $14,537         $14,817
   31-Jul-02    $13,534          $14,347          $13,405         $14,997
   31-Aug-02    $13,734          $14,500          $13,492         $15,250
   30-Sep-02    $12,963          $13,648          $12,025         $15,497
   31-Oct-02    $13,348          $14,343          $13,084         $15,426
   30-Nov-02    $13,891          $14,849          $13,854         $15,421
   31-Dec-02    $13,659          $14,449          $13,041         $15,741
   31-Jan-03    $13,572          $14,227          $12,699         $15,755
   28-Feb-03    $13,528          $14,177          $12,509         $15,972
   31-Mar-03    $13,557          $14,255          $12,630         $15,959
   30-Apr-03    $14,210          $15,007          $13,671         $16,092
   31-May-03    $14,906          $15,593          $14,391         $16,391
   30-Jun-03    $15,051          $15,701          $14,575         $16,358
   31-Jul-03    $15,065          $15,656          $14,832         $15,809
   31-Aug-03    $15,428          $15,880          $15,121         $15,913
   30-Sep-03    $15,486          $15,947          $14,961         $16,335
   31-Oct-03    $16,051          $16,430          $15,808         $16,183
   30-Nov-03    $16,327          $16,532          $15,947         $16,222
   31-Dec-03    $16,829          $17,119          $16,782         $16,387
   31-Jan-04    $17,107          $17,363          $17,091         $16,518
   29-Feb-04    $17,386          $17,583          $17,329         $16,697
   31-Mar-04    $17,371          $17,476          $17,067         $16,822
   30-Apr-04    $16,814          $17,130          $16,799         $16,384


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Balanced Blended Index is composed of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.


                                                    Schwab MarketMasters Funds 9

SCHWAB BALANCED MARKETMASTERS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  BUNDES REPUBLIC OF DEUTSCHLAND                                      2.9%
     5.25%, 07/04/2010
--------------------------------------------------------------------------------
(2)  CITIGROUP, INC.                                                     2.0%
--------------------------------------------------------------------------------
(3)  BUNDES REPUBLIC OF DEUTSCHLAND                                      1.8%
     3.75%, 01/04/2009
--------------------------------------------------------------------------------
(4)  U.S. TREASURY NOTE 1.63%, 04/30/2005                                1.6%
--------------------------------------------------------------------------------
(5)  U.S. TREASURY NOTE 2.00%, 11/30/2004                                1.2%
--------------------------------------------------------------------------------
(6)  BANK OF AMERICA CORP.                                               1.1%
--------------------------------------------------------------------------------
(7)  U.S. TREASURY BILL 0.99%, 06/10/2004                                1.1%
--------------------------------------------------------------------------------
(8)  ROYAL BANK OF SCOTLAND 1.02%, 05/12/2004                            0.9%
--------------------------------------------------------------------------------
(9)  BARCLAYS U.S. FUNDING CORP. 1.02%, 05/21/2004                       0.9%
--------------------------------------------------------------------------------
(10) DANSKE CORP. 1.02%, 06/08/2004                                      0.9%
--------------------------------------------------------------------------------
     TOTAL                                                              14.4%

STATISTICS

NUMBER OF LONG HOLDINGS                                                    452
--------------------------------------------------------------------------------
NUMBER OF SHORT POSITIONS                                                    6
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $43,452
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                17.6
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                  129%
--------------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                         % OF
INVESTMENT MANAGER                          INVESTMENT STYLE          NET ASSETS
--------------------------------------------------------------------------------
ARONSON + JOHNSON +                         Large-Cap Value             30.3%
ORTIZ, LP
--------------------------------------------------------------------------------
EAGLE ASSET                                 Large-Cap Growth            17.6%
MANAGEMENT, INC.
--------------------------------------------------------------------------------
JANUS CAPITAL                               Mid-Cap Value               16.7%
MANAGEMENT LLC/
PERKINS, WOLF,
MCDONNELL AND
COMPANY, LLC
--------------------------------------------------------------------------------
PACIFIC INVESTMENT                          Total Return                30.9%
MANAGEMENT                                  Fixed-Income
COMPANY LLC
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Equity Securities

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

25.6% FINANCE
23.2% CONSUMER NON-DURABLES
15.1% TECHNOLOGY
11.9% MATERIALS & SERVICES
 9.2% ENERGY
 6.0% UTILITIES
 4.1% CAPITAL GOODS
 3.5% CONSUMER DURABLES
 1.4% TRANSPORTATION

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


10 Schwab MarketMasters Funds

SCHWAB SMALL-CAP MARKETMASTERS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                                 Fund Category:
                                                Benchmark:        MORNINGSTAR
                                              RUSSELL 2000(R)      SMALL-CAP
                                 FUND             INDEX              BLEND
6 MONTHS                        5.42%                6.54%            8.17%
1 YEAR                         50.71%               42.01%           41.00%
5 YEARS                         5.59%                6.66%           11.32%
SINCE INCEPTION: 9/16/97        5.37%                5.01%            7.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark.

$14,143  FUND
$13,829  RUSSELL 2000(R) INDEX

[LINE GRAPH]


                              Russell 2000(R)
                   Fund           Index
16-Sep-97         $10,000        $10,000
30-Sep-97         $10,260        $10,319
31-Oct-97          $9,930         $9,866
30-Nov-97          $9,770         $9,802
31-Dec-97          $9,886         $9,973
31-Jan-98          $9,701         $9,816
28-Feb-98         $10,277        $10,541
31-Mar-98         $10,781        $10,976
30-Apr-98         $10,832        $11,036
31-May-98         $10,359        $10,441
30-Jun-98         $10,411        $10,463
31-Jul-98          $9,896         $9,615
31-Aug-98          $8,271         $7,748
30-Sep-98          $8,435         $8,355
31-Oct-98          $8,754         $8,696
30-Nov-98          $9,238         $9,151
31-Dec-98          $9,946         $9,718
31-Jan-99         $10,101         $9,847
28-Feb-99          $9,563         $9,049
31-Mar-99         $10,029         $9,191
30-Apr-99         $10,773        $10,014
31-May-99         $10,752        $10,160
30-Jun-99         $11,311        $10,620
31-Jul-99         $11,228        $10,329
31-Aug-99         $10,938         $9,946
30-Sep-99         $10,990         $9,948
31-Oct-99         $11,414         $9,989
30-Nov-99         $12,272        $10,586
31-Dec-99         $13,714        $11,784
31-Jan-00         $13,339        $11,594
29-Feb-00         $15,171        $13,508
31-Mar-00         $14,496        $12,618
30-Apr-00         $13,178        $11,859
31-May-00         $12,482        $11,167
30-Jun-00         $14,003        $12,141
31-Jul-00         $13,478        $11,750
31-Aug-00         $14,924        $12,647
30-Sep-00         $14,164        $12,275
31-Oct-00         $13,146        $11,727
30-Nov-00         $11,325        $10,523
31-Dec-00         $12,156        $11,427
31-Jan-01         $12,795        $12,022
28-Feb-01         $11,698        $11,233
31-Mar-01         $10,879        $10,684
30-Apr-01         $11,927        $11,520
31-May-01         $12,325        $11,803
30-Jun-01         $12,674        $12,210
31-Jul-01         $12,168        $11,550
31-Aug-01         $11,590        $11,177
30-Sep-01         $10,012         $9,672
31-Oct-01         $10,518        $10,238
30-Nov-01         $11,421        $11,030
31-Dec-01         $12,144        $11,711
31-Jan-02         $11,951        $11,589
28-Feb-02         $11,612        $11,272
31-Mar-02         $12,520        $12,178
30-Apr-02         $12,471        $12,289
31-May-02         $12,060        $11,743
30-Jun-02         $11,164        $11,161
31-Jul-02          $9,469         $9,475
31-Aug-02          $9,323         $9,452
30-Sep-02          $8,476         $8,773
31-Oct-02          $8,694         $9,055
30-Nov-02          $9,481         $9,862
31-Dec-02          $8,997         $9,313
31-Jan-03          $8,864         $9,055
28-Feb-03          $8,585         $8,782
31-Mar-03          $8,573         $8,895
30-Apr-03          $9,384         $9,738
31-May-03         $10,668        $10,783
30-Jun-03         $10,946        $10,978
31-Jul-03         $11,600        $11,665
31-Aug-03         $12,314        $12,200
30-Sep-03         $12,193        $11,974
31-Oct-03         $13,416        $12,980
30-Nov-03         $13,913        $13,441
31-Dec-03         $14,276        $13,714
31-Jan-04         $14,942        $14,309
29-Feb-04         $15,075        $14,437
31-Mar-04         $15,075        $14,572
30-Apr-04         $14,143        $13,829

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab MarketMasters Funds 11

SCHWAB SMALL-CAP MARKETMASTERS FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                                   INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  / /              / /            / /
 Medium                 / /              / /            / /
 Small                  / /              /X/            / /

TOP HOLDINGS 2

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  CYTEC CORP.                                                         1.6%
--------------------------------------------------------------------------------
(2)  TOLL BROTHERS, INC.                                                 1.2%
--------------------------------------------------------------------------------
(3)  MARTEK BIOSCIENCES CORP.                                            1.1%
--------------------------------------------------------------------------------
(4)  THE CHICAGO MERCANTILE EXCHANGE                                     1.1%
--------------------------------------------------------------------------------
(5)  PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.                            1.1%
--------------------------------------------------------------------------------
(6)  KEANE, INC.                                                         1.0%
--------------------------------------------------------------------------------
(7)  HOOPER HOLMES, INC.                                                 1.0%
--------------------------------------------------------------------------------
(8)  GLOBAL INDUSTRY LTD.                                                0.9%
--------------------------------------------------------------------------------
(9)  CENTENE CORP.                                                       0.9%
--------------------------------------------------------------------------------
(10) O'CHARLEYS, INC.                                                    0.9%
--------------------------------------------------------------------------------
     TOTAL                                                              10.8%

STATISTICS

NUMBER OF HOLDINGS                                                          223
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                              $1,705
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 39.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.0
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                                    91%
--------------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                         % OF
INVESTMENT MANAGER                          INVESTMENT STYLE          NET ASSETS
--------------------------------------------------------------------------------
TAMRO CAPITAL PARTNERS                      Small-Cap Value             27.7%
LLC/ROYCE &
ASSOCIATES, LLC 4
--------------------------------------------------------------------------------
TCW INVESTMENT                              Small/Mid-Cap               14.3%
MANAGEMENT COMPANY                          Blend
--------------------------------------------------------------------------------
TOCQUEVILLE ASSET                           Small-Cap Blend             20.7%
MANAGEMENT LP
--------------------------------------------------------------------------------
VEREDUS ASSET                               Small-Cap Growth            33.6%
MANAGEMENT LLC
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio 5

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

 26.0%  MATERIALS & SERVICES
 22.1%  TECHNOLOGY
 21.9%  CONSUMER NON-DURABLES
  9.5%  ENERGY
  8.4%  FINANCE
  6.3%  CAPITAL GOODS
  3.5%  CONSUMER DURABLES
  1.8%  TRANSPORTATION
  0.5%  UTILITIES

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 10/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 This list is not a recommendation of any security by the investment adviser.

3 Not annualized.

4 Royce & Associates were replaced by TAMRO Capital Partners as of 4/1/04.

5 Cash and cash equivalents are excluded.


12 Schwab MarketMasters Funds

SCHWAB INTERNATIONAL MARKETMASTERS FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund's Investor Shares with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                           Benchmark:        Fund Category:
                          Fund:           MSCI-EAFE(R)     MORNINGSTAR FOREIGN
                     INVESTOR SHARES         INDEX           LARGE-CAP BLEND
6 MONTHS                      10.54%           12.39%              10.59%
1 YEAR                        47.43%           40.23%              35.17%
5 YEARS                        7.12%           -0.73%              -0.51%
SINCE INCEPTION: 10/16/96      9.25%            3.04%               3.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in a benchmark.

$19,497  INVESTOR SHARES
$12,539  MSCI-EAFE(R) INDEX

[LINE GRAPH]

                 Investor      MSCI-EAFE
                   Shares       Index(R)
16-Oct-96         $10,000        $10,000
31-Oct-96          $9,910         $9,836
30-Nov-96         $10,220        $10,228
31-Dec-96         $10,313        $10,096
31-Jan-97         $10,426         $9,742
28-Feb-97         $10,599         $9,902
31-Mar-97         $10,558         $9,938
30-Apr-97         $10,609         $9,991
31-May-97         $11,209        $10,641
30-Jun-97         $11,697        $11,227
31-Jul-97         $11,962        $11,409
31-Aug-97         $11,199        $10,557
30-Sep-97         $11,830        $11,148
31-Oct-97         $11,046        $10,291
30-Nov-97         $10,894        $10,186
31-Dec-97         $11,016        $10,274
31-Jan-98         $11,146        $10,744
28-Feb-98         $11,925        $11,434
31-Mar-98         $12,670        $11,786
30-Apr-98         $12,952        $11,879
31-May-98         $13,265        $11,821
30-Jun-98         $13,157        $11,911
31-Jul-98         $13,525        $12,031
31-Aug-98         $11,654        $10,540
30-Sep-98         $11,006        $10,217
31-Oct-98         $11,438        $11,281
30-Nov-98         $12,011        $11,859
31-Dec-98         $12,481        $12,327
31-Jan-99         $12,820        $12,290
28-Feb-99         $12,415        $11,998
31-Mar-99         $12,853        $12,498
30-Apr-99         $13,815        $13,004
31-May-99         $13,170        $12,335
30-Jun-99         $14,428        $12,816
31-Jul-99         $14,985        $13,196
31-Aug-99         $15,248        $13,245
30-Sep-99         $15,401        $13,379
31-Oct-99         $16,232        $13,881
30-Nov-99         $18,683        $14,362
31-Dec-99         $21,819        $15,652
31-Jan-00         $21,236        $14,658
29-Feb-00         $24,410        $15,052
31-Mar-00         $23,356        $15,636
30-Apr-00         $21,149        $14,814
31-May-00         $20,120        $14,452
30-Jun-00         $21,100        $15,018
31-Jul-00         $20,554        $14,388
31-Aug-00         $21,249        $14,513
30-Sep-00         $20,120        $13,806
31-Oct-00         $19,253        $13,481
30-Nov-00         $18,050        $12,975
31-Dec-00         $18,672        $13,436
31-Jan-01         $18,893        $13,440
28-Feb-01         $17,883        $12,434
31-Mar-01         $16,680        $11,590
30-Apr-01         $17,538        $12,386
31-May-01         $17,496        $11,928
30-Jun-01         $17,178        $11,438
31-Jul-01         $16,639        $11,240
31-Aug-01         $16,182        $10,979
30-Sep-01         $14,495         $9,867
31-Oct-01         $14,937        $10,120
30-Nov-01         $15,588        $10,493
31-Dec-01         $16,028        $10,555
31-Jan-02         $15,659         $9,994
28-Feb-02         $15,762        $10,064
31-Mar-02         $16,515        $10,609
30-Apr-02         $16,397        $10,679
31-May-02         $16,338        $10,815
30-Jun-02         $15,674        $10,384
31-Jul-02         $14,006         $9,359
31-Aug-02         $13,947         $9,338
30-Sep-02         $12,368         $8,335
31-Oct-02         $12,899         $8,782
30-Nov-02         $13,548         $9,181
31-Dec-02         $13,092         $8,873
31-Jan-03         $12,560         $8,503
28-Feb-03         $12,103         $8,308
31-Mar-03         $11,911         $8,145
30-Apr-03         $13,224         $8,943
31-May-03         $14,184         $9,485
30-Jun-03         $14,700         $9,715
31-Jul-03         $15,291         $9,950
31-Aug-03         $15,925        $10,190
30-Sep-03         $16,368        $10,504
31-Oct-03         $17,638        $11,158
30-Nov-03         $17,756        $11,406
31-Dec-03         $18,845        $12,296
31-Jan-04         $19,423        $12,470
29-Feb-04         $19,837        $12,758
31-Mar-04         $19,896        $12,829
30-Apr-04         $19,497        $12,539


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

  Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002 does not reflect the current strategy and may have been different if it did.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab MarketMasters Funds 13

SCHWAB INTERNATIONAL MARKETMASTERS FUND

SELECT SHARES PERFORMANCE as of 4/30/04

TOTAL RETURNS 1,2

This chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]

                                              Benchmark:         Fund Category:
                               Fund:         MSCI-EAFE(R)       MORNINGSTAR FOREIGN
                          SELECT SHARES         INDEX             LARGE-CAP BLEND
SINCE INCEPTION: 4/2/04          -3.37%           -3.51%              -3.96%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $25,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $25,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$24,157  SELECT SHARES
$24,122  MSCI-EAFE(R) INDEX

                   Select      MSCI-EAFE
                   Shares       Index(R)
 2-Apr-04         $25,000        $25,000
30-Apr-04         $24,157        $24,122

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab MarketMasters Funds

SCHWAB INTERNATIONAL MARKETMASTERS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  NESTLE SA                                                           1.4%
--------------------------------------------------------------------------------
(2)  DIAGEO PLC                                                          1.3%
--------------------------------------------------------------------------------
(3)  BAYERISCHE MOTOREN-WERKE AG                                         1.2%
--------------------------------------------------------------------------------
(4)  UNITED BANK OF SWITZERLAND AG                                       1.2%
--------------------------------------------------------------------------------
(5)  GLAXOSMITHKLINE PLC                                                 1.1%
--------------------------------------------------------------------------------
(6)  TESCO PLC                                                           1.0%
--------------------------------------------------------------------------------
(7)  EURONEXT N.V.                                                       1.0%
--------------------------------------------------------------------------------
(8)  BRITISH SKY BROADCASTING GROUP PLC                                  0.9%
--------------------------------------------------------------------------------
(9)  GRUPO TELEVISA SA DE CV                                             0.9%
--------------------------------------------------------------------------------
(10) CADBURY SCHWEPPES PLC                                               0.9%
--------------------------------------------------------------------------------
     TOTAL                                                              10.9%

STATISTICS

NUMBER OF HOLDINGS                                                          371
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $18,055
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 23.4
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.8
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    42%
--------------------------------------------------------------------------------

INVESTMENT MANAGERS AND ALLOCATIONS

                                                                         % OF
INVESTMENT MANAGER                          INVESTMENT STYLE          NET ASSETS
--------------------------------------------------------------------------------
AMERICAN CENTURY                            International                21.0%
INVESTMENT                                  Small Company
MANAGEMENT, INC.
--------------------------------------------------------------------------------
ARTISAN PARTNERS                            International                21.1%
LIMITED PARTNERSHIP                         Growth
--------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.                      International                29.1%
                                            Value
--------------------------------------------------------------------------------
WILLIAM BLAIR &                             International                26.2%
COMPANY, LLC                                Growth
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS % of Portfolio 3

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

 30.8%  MATERIALS & SERVICES
 23.3%  FINANCE
 18.2%  CONSUMER NON-DURABLES
  6.6%  CAPITAL GOODS
  6.6%  TECHNOLOGY
  5.0%  CONSUMER DURABLES
  5.0%  TRANSPORTATION
  4.1%  UTILITIES
  0.4%  ENERGY

COUNTRY WEIGHTINGS % of Portfolio 3

This chart shows the fund's country composition as of the report date.

[PIE CHART]

 19.7%  JAPAN
 17.9%  UNITED KINGDOM
  9.5%  SWITZERLAND
  8.2%  GERMANY
  6.9%  FRANCE
  4.0%  NETHERLANDS
  3.3%  CANADA
  2.5%  MEXICO
  2.5%  TAIWAN
 25.5%  OTHER

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.

3 Cash and cash equivalents are excluded.


                                                   Schwab MarketMasters Funds 15

SCHWAB U.S. MARKETMASTERS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   9.94        7.48        9.20       13.89       14.06       11.43
                                                      ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                        (0.04)      (0.01)       0.06        0.38        0.38        0.16
   Net realized and unrealized gains or losses           0.49        2.47       (1.68)      (3.21)       1.55        2.91
                                                      ----------------------------------------------------------------------------
   Total income or loss from investment operations       0.45        2.46       (1.62)      (2.83)        1.93       3.07
Less distributions:
   Dividends from net investment income                    --          --       (0.10)      (0.46)      (0.33)      (0.21)
   Distributions from net realized gains                   --          --          --       (1.40)      (1.77)      (0.23)
                                                      ----------------------------------------------------------------------------
   Total distributions                                     --          --       (0.10)      (1.86)      (2.10)      (0.44)
                                                      ----------------------------------------------------------------------------
Net asset value at end of period                        10.39        9.94        7.48        9.20       13.89       14.06
                                                      ----------------------------------------------------------------------------
Total return (%)                                         4.53 1     32.89      (17.92)     (22.81)      12.98       27.38

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.25 2      1.25        0.83 3,4    0.50 4      0.51 4,5    0.50 4
   Gross operating expenses                              1.39 2      1.42        1.16 4      0.89 4      0.89 4      0.93 4
   Net investment income or loss                        (0.21) 2    (0.12)       0.50        3.27        2.34        1.23
Portfolio turnover rate                                    37 1        97         390         145         179         284
Net assets, end of period ($ x 1,000,000)                 196         169         129         176         248         181

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.74% if certain non-routine expenses (proxy fees) had not been included.

4 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

5 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


16 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 91.8%     COMMON STOCK                                     156,983      179,634

  1.0%     FOREIGN COMMON
           STOCK                                              1,559        1,936

  0.3%     SHORT-TERM
           INVESTMENTS                                          639          639

  6.7%     OTHER INVESTMENTS                                 12,975       12,975
--------------------------------------------------------------------------------
 99.8%     TOTAL INVESTMENTS                                172,156      195,184

  0.2%     OTHER ASSETS AND
           LIABILITIES, NET                                                  487
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              195,671

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      COMMON STOCK 91.8% of net assets
      AIR TRANSPORTATION 0.8%
      --------------------------------------------------------------------------
      Southwest Airlines, Inc.  104,032                                    1,486

      APPAREL 0.5%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  26,465                                      969

      BANKS 3.2%
      --------------------------------------------------------------------------
      Bank of America Corp.  6,700                                           539
      Bank of New York Co., Inc.  57,700                                   1,681
      BankNorth Group, Inc.  25,300                                          775
      Mellon Financial Corp.  23,900                                         709
      North Fork Bancorp, Inc.  23,200                                       861
      Wells Fargo & Co.  24,600                                            1,389
      Zions Bancorp.  7,400                                                  418
                                                                         -------
                                                                           6,372
      BUSINESS MACHINES & SOFTWARE 4.2%
      --------------------------------------------------------------------------
    o Cisco Systems, Inc.  74,150                                          1,548
    o Dell Computer Corp.  35,800                                          1,243
    o EMC Corp.  54,980                                                      614
      Hewlett Packard Co.  67,000                                          1,320
    o Maxtor Corp.  88,400                                                   575
      Microsoft Corp.  55,400                                              1,439
    o Siebel Systems, Inc.  35,250                                           362
    o Tech Data Corp.  11,100                                                377
    o Unisys Corp.  51,900                                                   676
                                                                         -------
                                                                           8,154
      BUSINESS SERVICES 9.3%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.
      17,500                                                                 849
  (3) Cendant Corp.  136,650                                               3,236
    o CheckFree Corp.  13,300                                                400
    o DigitalNet Holdings, Inc.  2,800                                        66
    o Doubleclick, Inc.  63,400                                              512
    o eBay, Inc.  9,850                                                      786
    o Eclipsys Corp.  50,700                                                 715
  (5) First Data Corp.  60,650                                             2,753
    o FTI Consulting, Inc.  31,900                                           525
 o(6) Interpublic Group of Cos., Inc.
      175,200                                                              2,749
    o Lamar Advertising Co.  9,850                                           404
    o Network Associates, Inc.  59,200                                       928
    o Nortel Networks Corp.  93,250                                          349
      Reynolds & Reynolds Co., Class A
      27,000                                                                 771
    o Sirius Satellite Radio, Inc.  71,700                                   237
    o Veritas Software Corp.  21,000                                         560
      Waste Management, Inc.  70,000                                       1,988
    o WebMD Corp.  31,450                                                    276
                                                                         -------
                                                                          18,104
      CHEMICAL 0.4%
      --------------------------------------------------------------------------
    o Entegris, Inc.  40,050                                                 407
      Rohm & Haas Co.  9,800                                                 380
                                                                         -------
                                                                             787


                                                         See financial notes. 17

SCHWAB U.S. MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONSUMER DURABLES 1.1%
      --------------------------------------------------------------------------
      Leggett & Platt, Inc.  29,900                                          676
      Maytag Corp.  22,800                                                   636
    o Tempur-Pedic International, Inc.  52,350                               817
                                                                         -------
                                                                           2,129
      ELECTRONICS 13.8%
      --------------------------------------------------------------------------
    o Agere Systems, Inc., Class B  305,900                                  664
    o Agilent Technologies, Inc.  18,150                                     490
    o Alliant Techsystems, Inc.  13,400                                      795
    o Altera Corp.  11,650                                                   233
      Anixter International, Inc.  27,800                                    815
    o Applied Materials, Inc.  60,550                                      1,104
    o Applied Micro Circuits Corp.  131,300                                  579
    o Arrow Electronics, Inc.  40,400                                      1,021
    o Celestica, Inc.  55,600                                                977
    o Cox Radio, Inc.  20,350                                                422
    o Cypress Semiconductor Corp.  29,150                                    407
    o Fairchild Semiconductor Corp.  69,000                                1,343
  (8) Intel Corp.  97,900                                                  2,519
    o Jabil Circuit, Inc.  27,650                                            730
    o LAM Research Corp.  54,550                                           1,208
    o LSI Logic Corp.  135,900                                             1,011
    o National Semiconductor Corp.  9,300                                    379
    o Nextel Communications, Inc., Class A
      45,900                                                               1,095
    o Novellus Systems, Inc.  17,900                                         518
    o NVIDIA Corp.  21,700                                                   446
      PerkinElmer, Inc.  41,450                                              798
      Qualcomm, Inc.  1,000                                                   63
      Seagate Technology  33,100                                             414
      Tektronix, Inc.  27,200                                                805
    o Teradyne, Inc.  57,600                                               1,174
      Texas Instruments, Inc.  61,000                                      1,531
    o Thermo Electron Corp.  28,500                                          832
    o Ultra Clean Holdings, Inc.  46,500                                     346
    o Uniphase Corp.  194,800                                                592
    o Varian, Inc.  17,200                                                   706
    o Vishay Intertechnology, Inc.  46,900                                   816
    o Waters Corp.  50,000                                                 2,158
                                                                         -------
                                                                          26,991
      ENERGY: RAW MATERIALS 1.1%
      --------------------------------------------------------------------------
    o Cooper Cameron Corp.  21,200                                         1,025
      Devon Energy Corp.  13,500                                             826
      ENSCO International, Inc.  14,300                                      392
                                                                         -------
                                                                           2,243
      FOOD & AGRICULTURE 1.0%
      --------------------------------------------------------------------------
      The Pepsi Bottling Group, Inc.  70,000                               2,049

      HEALTHCARE / DRUGS & MEDICINE 12.5%
      --------------------------------------------------------------------------
      Abbott Laboratories  17,100                                            753
      Allergan, Inc.  7,850                                                  691
    o Amgen, Inc.  11,750                                                    661
    o Anthem, Inc.  11,900                                                 1,054
    o Apogent Technologies, Inc.  1,950                                       63
      Baxter International, Inc.  50,000                                   1,583
      Beckman Coulter, Inc.  12,300                                          687
    o Boston Scientific Corp.  5,900                                         243
    o Caremark Rx, Inc.  57,950                                            1,962
    o Charles River Laboratories, Inc.  21,900                             1,007
    o Edwards Lifesciences Corp.  22,100                                     762
    o Genentech, Inc.  2,250                                                 276
    o Genzyme Corp.  36,075                                                1,571
    o Guidant Corp.  30,000                                                1,890
      Health Management Associates, Inc.
      79,500                                                               1,839
    o Health Net, Inc.  38,150                                               971
      Johnson & Johnson, Inc.  25,550                                      1,381
  (2) Pfizer, Inc.  116,900                                                4,180
    o Quest Diagnostic, Inc.  10,200                                         860
    o St. Jude Medical, Inc.  7,200                                          549
    o Univision Communications, Inc.  12,400                                 420
      Wyeth  17,700                                                          674
    o Zimmer Holdings, Inc.  4,600                                           367
                                                                         -------
                                                                          24,444
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Procter & Gamble Co.  2,850                                            301

      INSURANCE 3.6%
      --------------------------------------------------------------------------
      Aetna, Inc.  2,450                                                     203
      AON Corp.  56,700                                                    1,478


18 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Assurant, Inc.  17,500                                                 426
      Lincoln National Corp.  25,500                                       1,144
      Marsh & McLennan Cos., Inc.  35,200                                  1,587
      Old Republic International Corp.  26,900                               625
      St. Paul Cos., Inc.  39,000                                          1,586
                                                                         -------
                                                                           7,049
      MEDIA 9.1%
      --------------------------------------------------------------------------
    o Cablevision Systems New York Group,
      Class A  90,000                                                      1,965
      Clear Channel Communications, Inc.
      20,400                                                                 846
    o Comcast Corp., Class A  59,600                                       1,728
    o Directv Group, Inc.  79,111                                          1,416
    o EchoStar Communications Corp.  18,700                                  621
    o Entercom Communications Corp.  9,900                                   452
    o Fox Entertainment Group, Inc., Class A
      40,200                                                               1,120
      Gannett, Inc.  8,700                                                   754
    o InterActive Corp.  33,080                                            1,054
      Readers Digest Association, Inc.  46,200                               662
      The Walt Disney Co.  51,300                                          1,181
 o(1) Time Warner, Inc.  271,300                                           4,563
      Viacom, Inc., Class B  28,600                                        1,105
    o Westwood One, Inc.  9,350                                              276
                                                                         -------
                                                                          17,743
      MISCELLANEOUS FINANCE 6.7%
      --------------------------------------------------------------------------
  (4) Citigroup, Inc.  63,100                                              3,035
      Countrywide Credit Industries, Inc.  6,849                             406
    o EoTRADE Group, Inc.  80,200                                            911
      Fannie Mae  28,400                                                   1,952
      Merrill Lynch & Co., Inc.  12,200                                      662
    o Piper Jaffray Cos., Inc.  4,450                                        215
      Sovereign Bancorp, Inc.  100,000                                     1,998
      T.Rowe Price Group, Inc.  21,100                                     1,082
      The Goldman Sachs Group, Inc.  9,150                                   883
      Washington Mutual, Inc.  50,200                                      1,977
                                                                         -------
                                                                          13,121
      NON-DURABLES & ENTERTAINMENT 4.0%
      --------------------------------------------------------------------------
    o American Greetings Corp., Class A
      37,800                                                                 775
      Darden Restaurants, Inc.  42,500                                       963
    o Electronic Arts, Inc.  21,600                                        1,093
    o EMCOR Group, Inc.  22,600                                              924
      International Game Technology, Inc.
      10,900                                                                 411
      McDonalds Corp.  65,000                                              1,770
    o Yum! Brands, Inc.  50,000                                            1,940
                                                                         -------
                                                                           7,876
      OIL: DOMESTIC 3.2%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  26,200                                           1,864
      Exxon Mobil Corp.  31,200                                            1,327
    o Pride International, Inc.  18,000                                      304
    o Transocean, Inc.  40,900                                             1,136
      Unocal Corp.  46,700                                                 1,683
                                                                         -------
                                                                           6,314
      PRODUCER GOODS & MANUFACTURING 4.0%
      --------------------------------------------------------------------------
      Caterpillar, Inc.  5,600                                               435
      Deere & Co.  18,500                                                  1,259
      Dover Corp.  13,600                                                    544
      Emerson Electric Co.  15,200                                           915
 (10) General Electric Co.  79,450                                         2,380
      Grainger, Inc.  19,200                                               1,006
      Pall Corp.  22,600                                                     538
      York International Corp.  18,600                                       729
                                                                         -------
                                                                           7,806
      RAILROADS 0.6%
      --------------------------------------------------------------------------
      Union Pacific Corp.  20,600                                          1,214

      REAL PROPERTY 0.2%
      --------------------------------------------------------------------------
      Boston Properties, Inc.  6,700                                         315

      RETAIL 7.0%
      --------------------------------------------------------------------------
    o American Eagle Outfitters, Inc.  41,000                              1,053
    o Costco Cos., Inc.  50,000                                            1,873
      Family Dollar Stores, Inc.  18,700                                     601
      Home Depot, Inc.  16,800                                               591
      J.C. Penny Co., Inc.  37,700                                         1,277
      Lowe's Cos., Inc.  25,400                                            1,322
      Talbots, Inc.  23,500                                                  821
      Target Corp.  30,300                                                 1,314


                                                         See financial notes. 19

SCHWAB U.S. MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
  (9) The Gap, Inc.  110,000                                               2,421
      Tiffany & Co.  40,000                                                1,560
      Wal-Mart Stores, Inc.  16,750                                          955
                                                                         -------
                                                                          13,788
      TELEPHONE 2.5%
      --------------------------------------------------------------------------
      Alltel Corp.  33,200                                                 1,671
    o Liberty Media Corp., Class A  190,000                                2,079
    o NII Holdings, Inc.  30,600                                           1,071
                                                                         -------
                                                                           4,821
      TRAVEL & RECREATION 2.0%
      --------------------------------------------------------------------------
  (7) Carnival Corp.  63,400                                               2,705
      Harrah's Entertainment, Inc.  14,350                                   763
      Starwood Hotel & Resorts Worldwide, Inc.
      9,700                                                                  386
                                                                         -------
                                                                           3,854
      UTILITIES: ELECTRIC & GAS 0.9%
      --------------------------------------------------------------------------
      Dominion Resources, Inc.  26,700                                     1,704

      FOREIGN COMMON STOCK 1.0% of net assets

      SOUTH KOREA 0.4%
      --------------------------------------------------------------------------
      Samsung Electronics Co. Ltd. Preferred
      1,800                                                                  854

      UNITED KINGDOM 0.6%
      --------------------------------------------------------------------------
      Lloyds TSB Group PLC  144,800                                        1,082

      SECURITY                                        FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.3% of net assets

      U.S. GOVERNMENT SECURITIES 0.3%
      --------------------------------------------------------------------------
      U.S. Treasury Bills
    =    0.88%, 06/17/04                                       40             40
    =    0.92%, 06/17/04                                      600            599
                                                                         -------
                                                                             639

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 6.7% of net assets

      OTHER INVESTMENT COMPANIES 6.7%
      --------------------------------------------------------------------------
    = Provident Institutional Funds--
      TempCash  3,092,032                                                  3,092
    = Provident Institutional Funds--
      TempFund  9,882,955                                                  9,883
                                                                         -------
                                                                          12,975

END OF INVESTMENTS.


20 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004, unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                          $195,184 a
Receivables:
   Fund shares sold                                                         90
   Dividends                                                               241
   Investments sold                                                      1,624
Prepaid expenses                                                   +        28
                                                                   ------------
TOTAL ASSETS                                                           197,167

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    111
   Investments bought                                                    1,273
   Due to brokers for futures                                               46
   Investment adviser and administrator fees                                24
   Transfer agency and shareholder service fees                              3
Accrued expenses                                                   +        39
                                                                   ------------
TOTAL LIABILITIES                                                        1,496

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                           197,167
TOTAL LIABILITIES                                                  -     1,496
                                                                   ------------
NET ASSETS                                                            $195,671

NET ASSETS BY SOURCE
Capital received from investors                                        227,468
Net investment loss                                                       (194)
Net realized capital losses                                            (54,608)
Net unrealized capital gains                                            23,005 b

NET ASSET VALUE (NAV)
                          SHARES
NET ASSETS     /     OUTSTANDING     =      NAV
  $195,671                18,829         $10.39

  Unless stated, all numbers x 1,000.

a The fund paid $172,156 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases                            $79,531
     Sales/maturities                     $63,469

b These derive from investments, foreign currency transactions and futures. As of the report date, the fund had twenty-three open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate net contract value of 6,360 and a net unrealized loss of $21.

FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                           $173,706

NET UNREALIZED GAINS AND LOSSES:
Gains                                     $26,804
Losses                               +     (5,326)
                                     -------------
                                          $21,478
AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $--
Long-term capital gains                       $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:
                                     Loss amount:
   2009                                   $27,772
   2010                                    34,385
   2011                              +        604
                                     -------------
                                          $62,761


See financial notes. 21

SCHWAB U.S. MARKETMASTERS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                               $ 982 a
Interest                                                           +        3
                                                                   -----------
TOTAL INVESTMENT INCOME                                                   985

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  8,900
Net realized gains of futures contracts                                   689
Net realized losses on foreign currency                            +      (12)
                                                                   -----------
NET REALIZED GAINS                                                      9,577

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                   (2,055)
Net unrealized losses on futures contracts                               (190)
Net unrealized losses on foreign currency                          +       (2)
                                                                   -----------
NET UNREALIZED LOSSES                                                  (2,247)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 943 b
Transfer agent and shareholder service fees                               236 c
Trustees' fees                                                              3 d
Custodian and portfolio accounting fees                                    62
Professional fees                                                          19
Registration fees                                                          10
Shareholder reports                                                        37
Other expenses                                                     +        2
                                                                   -----------
Total expenses                                                          1,312
Expense reduction                                                  -      133 e
                                                                   -----------
NET EXPENSES                                                            1,179

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   985
NET EXPENSES                                                       -    1,179
                                                                   -----------
NET INVESTMENT LOSS                                                      (194)
NET REALIZED GAINS                                                      9,577 f
NET UNREALIZED LOSSES                                              +   (2,247) f
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $ 7,136

  Unless stated, all numbers x 1,000.

a An additional $1 was withheld for foreign taxes.

b Calculated as 1.00% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.25% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $7,330.


22 See financial notes.

SCHWAB U.S. MARKETMASTERS FUND

Statements of
CHANGES IN NET ASSETS
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     11/1/02-10/31/03
Net investment loss                                  ($194)               ($170)
Net realized gains                                   9,577                   30
Net unrealized gains or losses             +        (2,247)              40,130
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              $7,136              $39,990

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04            11/1/02-10/31/03
                               SHARES           VALUE      SHARES         VALUE
Shares sold                     4,026         $42,764       3,184       $28,358
Shares redeemed              + (2,162)        (22,848)     (3,420)      (28,461)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          1,864         $19,916        (236)        ($103)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04            11/1/02-10/31/03
                               SHARES      NET ASSETS      SHARES    NET ASSETS
Beginning of period            16,965        $168,619      17,201      $128,732
Total increase or decrease   +  1,864          27,052        (236)       39,887 a
                             ----------------------------  ----------  ---------
END OF PERIOD                  18,829        $195,671      16,965      $168,619 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

b Includes net investment loss in the amount of $194 at the end of the current period.


                                                         See financial notes. 23

SCHWAB BALANCED MARKETMASTERS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-     11/1/02-    11/1/01-     11/1/00-     11/1/99-     11/1/98-
                                                      4/30/04*     10/31/03    10/31/02     10/31/01     10/31/00     10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  11.07         9.35       10.12        13.44        13.44        11.36
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.04         0.12        0.20         0.43         0.45         0.27
   Net realized and unrealized gains or losses           0.48         1.75       (0.73)       (2.12)        1.18         2.11
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.52         1.87       (0.53)       (1.69)        1.63         2.38
Less distributions:
   Dividends from net investment income                 (0.13)       (0.15)      (0.24)       (0.52)       (0.35)       (0.30)
   Distributions from net realized gains                   --           --          --        (1.11)       (1.28)          --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.13)       (0.15)      (0.24)       (1.63)       (1.63)       (0.30)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        11.46        11.07        9.35        10.12        13.44        13.44
                                                      ------------------------------------------------------------------------------
Total return (%)                                         4.75 1      20.25       (5.55)      (13.95)       12.00        21.28

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.10 2       1.10        0.76 3,4     0.50 4       0.51 4,5     0.50 4
   Gross operating expenses                              1.31 2       1.33        1.10 4       0.89 4       0.90 4       0.95 4
   Net investment income                                 0.70 2       1.13        1.89         3.67         3.18         2.20
Portfolio turnover rate                                   129 1        256         380           95          114          244
Net assets, end of period ($ x 1,000,000)                 128          109          97          118          153          122

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (proxy fees) had not been included.

4 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

5 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


24 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

 *  American Depositary Receipt

 +  Credit-enhanced security

 @  Collateral for Short Sales

 ~  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                  COST/PROCEEDS          VALUE
HOLDINGS BY CATEGORY                                ($x1,000)          ($x1,000)
--------------------------------------------------------------------------------
 62.9%     COMMON STOCK                               72,634             80,241

  5.5%     FOREIGN GOVERNMENT
           SECURITIES                                  6,990              7,033

  3.8%     U.S. GOVERNMENT
           SECURITIES                                  4,927              4,888

  2.4%     CORPORATE BONDS                             2,841              3,020

  1.9%     MUNICIPAL BONDS                             2,508              2,466

  1.6%     AGENCY MORTGAGE-
           BACKED SECURITIES                           2,092              2,077

  1.0%     NON-AGENCY MORTGAGE-
           BACKED SECURITIES                           1,266              1,265

 19.3%     SHORT-TERM
           INVESTMENTS                                24,672             24,672

  6.2%     OTHER INVESTMENTS                           7,889              7,889

  0.0%     OPTIONS                                         2                  2
--------------------------------------------------------------------------------
104.6%     TOTAL INVESTMENTS                         125,821            133,553

 (8.8%)    SHORT SALES                               (11,405)           (11,254)

 (0.1%)    OPTIONS WRITTEN                              (214)              (115)

  4.3%     OTHER ASSETS AND
           LIABILITIES, NET                                               5,435
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                             127,619

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 62.9% of net assets

      ALCOHOLIC BEVERAGES 0.3%
      --------------------------------------------------------------------------
    @ Coors (Adolph) Co., Class B  5,100                                     335

      APPAREL 0.4%
      --------------------------------------------------------------------------
    @ Jones Apparel Group, Inc.  4,100                                       150
   @o Timberland Co., Class A  5,000                                         314
                                                                        --------
                                                                             464
      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 1.3%
      --------------------------------------------------------------------------
   @= Autoliv, Inc.  9,400                                                   400
    @ Ford Motor Co.  22,900                                                 352
    = Genuine Parts Co.  8,800                                               315
   *= Magna International, Inc.  3,200                                       253
    @ SPX Corp.  3,500                                                       155
   @o United Defense Industries, Inc.  4,800                                 166
                                                                        --------
                                                                           1,641
      BANKS 5.2%
      --------------------------------------------------------------------------
@=(6) Bank of America Corp.  18,100                                        1,457
    = Brookline Bancorp, Inc.  14,100                                        200
    = Compass Bancshares, Inc.  6,000                                        230
   @* Doral Financial Corp.  10,350                                          339
    @ J.P. Morgan Chase & Co.  12,700                                        478
    @ Keycorp  15,400                                                        457
    = Mercantile Bankshares Corp.  5,400                                     232
    @ National City Corp.  15,100                                            524
    = National Commerce Financial Corp.
      8,600                                                                  229
    = Peoples Bank  3,400                                                    143
   @= PNC Financial Services Corp.  10,500                                   558
    = Southtrust Corp.  7,600                                                236
    @ UnionBanCal Corp.  6,400                                               342
    @ Wachovia Corp.  17,300                                                 791
    @ Westcorp  3,500                                                        154
    = Wilmington Trust Co.  3,800                                            132
    @ Zions Bancorp.  2,500                                                  141
                                                                        --------
                                                                           6,643
      BUSINESS MACHINES & SOFTWARE 2.6%
      --------------------------------------------------------------------------
    = 3Com Corp.  22,700                                                     140
   =o Advanced Digital Information Corp.  2,400                               25


                                                         See financial notes. 25

SCHWAB BALANCED MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
   @= Autodesk, Inc.  8,900                                                  298
  @=o Cisco Systems, Inc.  38,450                                            802
   =o Dell Computer Corp.  15,750                                            547
   =o EMC Corp.  24,200                                                      270
   =o Integrated Device Technology, Inc.
      10,300                                                                 139
   =o Maxtor Corp.  19,300                                                   126
    = Microsoft Corp.  24,300                                                631
   @o NCR Corp.  800                                                          36
   =o Siebel Systems, Inc.  15,450                                           159
   =o Xerox Corp.  10,000                                                    134
                                                                         -------
                                                                           3,307
      BUSINESS SERVICES 3.6%
      --------------------------------------------------------------------------
   @o Accenture Ltd.  14,300                                                 340
   @= Cendant Corp.  41,900                                                  992
   =o Check Point Software
      Technologies Ltd.  6,900                                               162
   =o CheckFree Corp.  5,200                                                 156
    @ Deluxe Corp.  7,400                                                    306
   =o DigitalNet Holdings, Inc.  1,000                                        24
   =o Ebay, Inc.  3,900                                                      311
    = First Data Corp.  5,250                                                238
    = H&R Block, Inc.  1,400                                                  63
   =o IDT Corp.  7,900                                                       147
   =o Internet Security Systems, Inc.  9,500                                 126
   =o Jacobs Engineering Group, Inc.  2,400                                  100
   =o Lamar Advertising Co.  4,500                                           185
   =o Netiq Corp.  10,000                                                    129
   =o Nortel Networks Corp.  41,550                                          155
   @o Polycom, Inc.  5,100                                                    97
   =o Priority Healthcare Corp., Class B  7,400                              148
    = Republic Services, Inc., Class A  8,100                                234
   =o Sirius Satellite Radio, Inc.  31,500                                   104
    = The ServiceMaster Co.  11,400                                          138
   =o Veritas Software Corp.  8,400                                          224
   =o Verity, Inc.  6,300                                                     78
   =o WebMD Corp.  13,800                                                    121
   =o Wireless Facilities, Inc.  6,200                                        60
                                                                         -------
                                                                           4,638
      CHEMICAL 0.5%
      --------------------------------------------------------------------------
    = Air Products & Chemicals, Inc.  3,400                                  169
   =o Entegris, Inc.  17,250                                                 175
    = Lubrizol Corp.  7,500                                                  239
                                                                         -------
                                                                             583
      CONSTRUCTION 1.6%
      --------------------------------------------------------------------------
    @ D.R. Horton, Inc.  13,200                                              380
    = Fluor Corp.  2,700                                                     103
   @o Hovnanian Enterprises, Inc.  5,000                                     180
    @ KB Home  4,100                                                         283
   @o NVR, Inc.  600                                                         271
    = Pulte Corp.  4,200                                                     206
    = Standard Pacific Corp.  2,000                                          101
    @ The Ryland Group, Inc.  3,900                                          308
    @ The Stanley Works  5,300                                               225
                                                                         -------
                                                                           2,057
      CONSUMER DURABLES 0.7%
      --------------------------------------------------------------------------
    = Hillenbrand Industries, Inc.  4,300                                    290
    = La-Z-Boy Chair Co.  8,000                                              167
   @o Rent-A-Center, Inc.  3,000                                              88
   =o Tempur-Pedic International, Inc.  23,200                               362
                                                                         -------
                                                                             907
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
    @ Ball Corp.  2,200                                                      145

      ELECTRONICS 5.3%
      --------------------------------------------------------------------------
   =o Agilent Technologies, Inc.  8,050                                      218
   =o Altera Corp.  5,100                                                    102
   =o American Power Conversion Corp.
      9,000                                                                  168
   =o Applied Materials, Inc.  26,600                                        485
   =o Applied Micro Circuits Corp.  58,450                                   258
   @o Arrow Electronics, Inc.  6,700                                         169
   @o Avnet, Inc.  10,200                                                    221
   =o Cox Radio, Inc.  9,050                                                 187
   =o Cypress Semiconductor Corp.  12,750                                    178
   =o Fairchild Semiconductor Corp.  30,450                                  593
    = Intel Corp.  42,550                                                  1,095
   =o Jabil Circuit, Inc.  12,450                                            329
   =o LAM Research Corp.  23,950                                             530
   =o LSI Logic Corp.  27,400                                                204
    @ Motorola, Inc.  7,800                                                  142


26 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
   =o Newport Corp.  4,200                                                    62
   =o NVIDIA Corp.  9,500                                                    195
   =o Pinnacle Systems, Inc.  18,600                                         146
   @o Plantronics, Inc.  5,600                                               213
   =o QLogic Corp.  2,300                                                     62
    = Qualcomm, Inc.  600                                                     38
    @ Scientific Atlanta, Inc.  9,800                                        317
   =o Synopsys, Inc.  5,700                                                  152
    = Texas Instruments, Inc.  9,200                                         231
   =o Ultra Clean Holdings, Inc.  15,050                                     112
   =o Uniphase Corp.  85,500                                                 260
   =o Zoran Corp  4,000                                                       66
                                                                         -------
                                                                           6,733
      ENERGY: RAW MATERIALS 2.0%
      --------------------------------------------------------------------------
    = Anadarko Petroleum Corp.  2,400                                        129
    = Arch Coal, Inc.  4,300                                                 132
    = Burlington Resources, Inc.  2,000                                      134
    @ Canadian Natural Resources Ltd.  2,900                                 160
   =o Cooper Cameron Corp.  4,000                                            193
    = Devon Energy Corp.  2,800                                              171
    = EOG Resources, Inc.  4,400                                             217
   =o Forest Oil Corp.  6,900                                                181
    @ Hewlett Packard Co.  7,600                                             150
    = Joy Global, Inc.  5,300                                                139
   =o Key Energy Group, Inc.  13,500                                         144
    = Noble Energy, Inc.  3,100                                              143
    @ Occidental Petroleum Corp.  9,100                                      429
    @ Valero Energy Corp.  2,700                                             172
   =o Weatherford International Ltd.  1,400                                   61
                                                                         -------
                                                                           2,555
      FOOD & AGRICULTURE 1.4%
      --------------------------------------------------------------------------
    @ Agrium, Inc.  19,800                                                   246
   @= Bunge Ltd.  8,200                                                      304
    = Fresh del Monte Produce, Inc.  4,400                                   103
    = H.J. Heinz Co.  5,100                                                  195
   @= Supervalu, Inc.  19,100                                                588
    @ Tyson Foods, Inc.  22,500                                              421
                                                                         -------
                                                                           1,857
      HEALTHCARE / DRUGS & MEDICINE 6.0%
      --------------------------------------------------------------------------
    = Abbott Laboratories  7,600                                             334
    = Allergan, Inc.  3,400                                                  299
   =o Amgen, Inc.  5,150                                                     290
   @o Apogent Technologies, Inc.  11,900                                     386
    @ Bausch & Lomb, Inc.  2,800                                             176
   =o Boston Scientific Corp.  2,550                                         105
    @ Bristol-Meyers Squibb Co.  6,900                                       173
   =o Caremark Rx, Inc.  10,900                                              369
   =o Covance, Inc.  4,300                                                   145
   =o Cytec Corp.  7,400                                                     158
   =o Genentech, Inc.  1,200                                                 147
   =o Genzyme Corp.  5,800                                                   253
    = HCA, Inc.  2,200                                                        89
    = Invacare Corp.  1,800                                                   72
    = Johnson & Johnson, Inc.  11,450                                        619
   @o King Pharmaceuticals, Inc.  11,700                                     202
   =o Laboratory Corporation of America
      5,200                                                                  207
   =o Lifepoint Hospitals, Inc.  3,600                                       129
    = Manor Care, Inc.  5,200                                                169
    = McKesson Corp.  7,550                                                  248
    @ Merck & Co., Inc.  6,700                                               315
    = Mylan Laboratories, Inc.  8,550                                        196
    = Omnicare, Inc.  4,200                                                  174
   @o Pacificare Health Systems, Inc.  4,100                                 147
    = Pfizer, Inc.  27,750                                                   992
   =o Province Healthcare Co.  8,200                                         131
   =o St. Jude Medical, Inc.  3,500                                          267
   =o Steris Corp.  11,200                                                   248
   =o Univision Communications, Inc.  5,600                                  189
    = Wyeth  7,950                                                           303
   =o Zimmer Holdings, Inc.  2,100                                           168
                                                                         -------
                                                                           7,700
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
    = Procter & Gamble Co.  1,450                                            153

      INSURANCE 3.1%
      --------------------------------------------------------------------------
   @= Aetna, Inc.  4,900                                                     406
    @ Allstate Corp.  11,900                                                 546
    = Cincinnati Financial Corp.  5,670                                      232


                                                         See financial notes. 27

SCHWAB BALANCED MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    = Everest Reinsurance Group Ltd.  1,500                                  128
    @ Fidelity National Financial, Inc.  10,037                              367
    @ First American Financial Corp.  6,200                                  168
    @ Fremont General Corp.  11,300                                          244
    = Lincoln National Corp.  2,000                                           90
    @ Loews Corp.  3,600                                                     209
    = Mercury General Corp.  3,100                                           158
    = Old Republic International Corp.  12,750                               296
    @ PMI Group, Inc.  8,400                                                 361
    @ Principal Financial Group, Inc.  11,300                                399
    @ RenaissanceRe Holdings Ltd.  2,900                                     153
    @ Torchmark Corp.  4,300                                                 224
                                                                         -------
                                                                           3,981
      MEDIA 3.3%
      --------------------------------------------------------------------------
    = Belo Corp., Class A  4,600                                             131
    = Clear Channel Communications, Inc.
      9,050                                                                  376
   =o Comcast Corp., Class A  10,050                                         291
   =o EchoStar Communications Corp.  8,250                                   274
   =o Entercom Communications Corp.  4,450                                   203
    = Gannett, Inc.  3,950                                                   342
   @= McGraw Hill Cos., Inc.  5,100                                          402
   @o PanAmSat Corp.  7,900                                                  182
    = The Walt Disney Co.  19,200                                            442
  @=o Time Warner, Inc.  45,800                                              770
   =o Tom Brown, Inc.  4,800                                                 230
    = Viacom, Inc., Class B  12,900                                          499
   =o Westwood One, Inc.  3,850                                              114
                                                                         -------
                                                                           4,256
      MISCELLANEOUS FINANCE 7.7%
      --------------------------------------------------------------------------
    @ A.G. Edwards, Inc.  9,000                                              329
   @= Astoria Financial Corp.  12,000                                        413
   =o Berkshire Hathaway, Inc., Class B  126                                 393
    = CIT Group, Inc.  7,600                                                 261
@=(2) Citigroup, Inc.  54,150                                              2,604
    @ Countrywide Credit Industries, Inc.  7,800                             462
    = Federated Investors, Inc.  5,500                                       162
    @ Flagstar Bancorp, Inc.  9,400                                          192
    @ Franklin Resources, Inc.  4,600                                        252
    @ GreenPoint Financial Corp.  4,400                                      172
    = Home Properties of New York, Inc.
      5,500                                                                  205
    @ Independence Community Bank Corp.
      4,100                                                                  149
    @ IndyMac Bankcorp., Inc.  9,500                                         305
   @= IPC Holdings Ltd.  12,800                                              471
    @ LNR Property Corp.  3,000                                              151
    @ MBNA Corp.  8,400                                                      205
    @ MDC Holdings, Inc.  4,400                                              272
    = Merrill Lynch & Co., Inc.  5,550                                       301
    @ Morgan Stanley  6,600                                                  339
    = Provident Financial Services, Inc.  8,500                              153
    = SEI Investments Co.  3,700                                             109
    @ The Bear Stearns Cos., Inc.  4,900                                     393
    = The Goldman Sachs Group, Inc.  4,200                                   405
    = Waddell & Reed Financial, Inc.  6,600                                  147
    = Washington Federal, Inc.  15,820                                       370
    @ Washington Mutual, Inc.  12,000                                        473
    @ Webster Financial Corp.  3,600                                         157
                                                                         -------
                                                                           9,845
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
   @o Activision, Inc.  17,850                                               269
   =o American Greetings Corp., Class A
      7,400                                                                  152
   =o Brinker International, Inc.  5,800                                     223
    @ Darden Restaurants, Inc.  14,100                                       319
   @o Energizer Holdings, Inc.  4,200                                        182
    @ Hasbro, Inc.  2,300                                                     43
    = International Game Technology, Inc.
      3,950                                                                  149
   =o Mattel, Inc.  8,600                                                    146
                                                                         -------
                                                                           1,483
      NON-FERROUS METALS 0.6%
      --------------------------------------------------------------------------
    @ Alcan Aluminum Ltd.  3,600                                             145
    @ Engelhard Corp.  11,300                                                328
   @o Inco Ltd.  6,100                                                       175
   @o Phelps Dodge Corp.  2,000                                              132
                                                                         -------
                                                                             780
      OIL: DOMESTIC 3.0%
      --------------------------------------------------------------------------
    @ Amerada Hess Corp.  5,200                                              370
   =o Cal Dive International, Inc.  6,600                                    178
    @ Chevron Corp.  3,700                                                   339
    @ Conoco Phillips  11,200                                                799


28 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
   @= Marathon Oil Corp.  16,600                                             557
   =o National Oilwell, Inc.  2,900                                           81
   =o Newfield Exploration Co.  4,100                                        216
  @=o Precision Drilling Corp.  6,500                                        311
    @ Sunoco, Inc.  6,400                                                    403
   @= Teekay Shipping Corp.  6,600                                           401
   =o Varco International, Inc.  6,200                                       128
                                                                         -------
                                                                           3,783
      OIL: INTERNATIONAL 0.5%
      --------------------------------------------------------------------------
    @ Exxon Mobil Corp.  12,200                                              519
    = Global SantaFe Corp.  4,400                                            116
                                                                         -------
                                                                             635
      OPTICAL & PHOTO 0.3%
      --------------------------------------------------------------------------
    = Imation Corp.  2,900                                                   113
   @o Ingram Micro, Inc., Class A  18,900                                    226
                                                                         -------
                                                                             339
      PAPER & FOREST PRODUCTS 0.5%
      --------------------------------------------------------------------------
    @ Louisiana-Pacific Corp.  11,800                                        278
    = Rayonier, Inc.  5,575                                                  218
    = Temple-Inland, Inc.  2,300                                             142
                                                                         -------
                                                                             638
      PRODUCER GOODS & MANUFACTURING 2.1%
      --------------------------------------------------------------------------
    = Albany International Corp. Class A  800                                 24
    = Caterpillar, Inc.  2,500                                               194
    = Emerson Electric Co.  6,750                                            407
    = Federal Signal Corp.  4,700                                             86
    = General Electric Co.  35,250                                         1,056
    @ Grainger, Inc.  7,800                                                  409
    = Harsco Corp.  2,400                                                    104
    @ Hon Industries, Inc.  2,900                                            107
   =o Mettler-Toledo International, Inc.  2,300                              103
    = Pentair, Inc.  800                                                      48
    = Trinity Industries, Inc.  3,700                                        112
                                                                         -------
                                                                           2,650
      RAILROAD & SHIPPING 0.2%
      --------------------------------------------------------------------------
    @ Burlington Northern Santa Fe Corp.
      3,000                                                                   98
   =o Kansas City Southern Industries, Inc.
      9,300                                                                  129
                                                                         -------
                                                                             227
      REAL PROPERTY 0.3%
      --------------------------------------------------------------------------
    = Plum Creek Timber Co., Inc.  3,300                                      97
    = Prentiss Properties Trust  5,500                                       176
    = Weingarten Realty Investors  3,000                                      87
                                                                         -------
                                                                             360
      RETAIL 2.6%
      --------------------------------------------------------------------------
   @o Ann Taylor Stores Corp.  3,800                                         154
   =o Big Lots, Inc.  12,300                                                 174
   @o BJ's Wholesale Club, Inc.  8,200                                       199
    @ Claire's Stores, Inc.  7,800                                           159
    = CVS Corp.  4,600                                                       178
    = Family Dollar Stores, Inc.  8,500                                      273
   @o Federated Department Stores, Inc.
      9,200                                                                  451
    = Home Depot, Inc.  7,700                                                271
   @o Kroger Co.  21,300                                                     373
  @=o Safeway, Inc.  13,100                                                  301
    = Talbots, Inc.  3,300                                                   115
   @o Radio Shack Corp.  4,300                                               132
   =o Toys `R' Us, Inc.  11,400                                              176
    = Wal-Mart Stores, Inc.  7,500                                           427
                                                                         -------
                                                                           3,383
      STEEL 0.4%
      --------------------------------------------------------------------------
    @ Nucor Corp.  5,700                                                     339
   =o Steel Dynamics, Inc.  6,200                                            149
                                                                         -------
                                                                             488
      TELEPHONE 2.0%
      --------------------------------------------------------------------------
    = Alltel Corp.  5,200                                                    262
    @ BellSouth Corp.  26,100                                                674
   =o Liberty Media Corp., Class A  15,700                                   172
   @o NII Holdings, Inc.  4,500                                              157
    @ SBC Communications, Inc.  15,600                                       388
    @ Telephone & Data Systems, Inc.  4,500                                  297
    @ Verizon Communications, Inc.  15,600                                   589
                                                                         -------
                                                                           2,539
      TOBACCO 0.5%
      --------------------------------------------------------------------------
    @ Altria Group, Inc.  3,100                                              172
    @ R.J. Reynolds Tobacco Holdings, Inc.
      6,400                                                                  415
                                                                         -------
                                                                             587


                                                         See financial notes. 29

SCHWAB BALANCED MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRAVEL & RECREATION 0.9%
      --------------------------------------------------------------------------
   @o Brunswick Corp.  7,800                                                 321
  *=o Fairmont Hotels & Resorts, Inc.  7,000                                 173
    = Harrah's Entertainment, Inc.  6,500                                    346
    @ Mandalay Resort Group  2,600                                           149
   @o MGM MIRAGE  4,000                                                      183
                                                                         -------
                                                                           1,172
      TRUCKING & FREIGHT 0.7%
      --------------------------------------------------------------------------
   =o CNF, Inc.  5,200                                                       190
   =o Laidlaw International, Inc.  18,800                                    260
    @ Ryder Systems, Inc.  8,800                                             324
    = U.S. Freightways Corp.  4,600                                          153
                                                                         -------
                                                                             927
      UTILITIES: ELECTRIC & GAS 1.9%
      --------------------------------------------------------------------------
    @ Alliant Energy Corp.  6,000                                            149
    @ Constellation Energy Group, Inc.  5,100                                196
   @o Edison International  17,300                                           405
    @ Entergy Corp.  2,400                                                   131
    @ Exelon Corp.  2,100                                                    141
    @ Northeast Utilities  13,200                                            242
    = Oneok, Inc.  5,900                                                     124
    @ Sempra Energy  6,300                                                   200
    @ Texas Genco Holdings, Inc.  6,900                                      244
    @ TXU Corp.  7,900                                                       270
    @ Wisconsin Energy Corp.  6,400                                          201
    @ Xcel Energy, Inc.  8,800                                               147
                                                                         -------
                                                                           2,450

      SECURITY                                       FACE AMOUNT        VALUE
          RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      FOREIGN GOVERNMENT SECURITIES
      5.5% of net assets

      Bundes Republic of Deutschland
 ~(1) Series 00
         5.25%, 07/04/10                                   2,800           3,646
 ~(3) Series 99
         3.75%, 01/04/09                                   1,900           2,320
    ~ UK Treasury Gilt
         5.00%, 09/07/14                                     600           1,067
                                                                         -------
                                                                           7,033
      U.S. GOVERNMENT SECURITIES 3.8% of net assets

      U.S. Treasury Bond
         7.50%, 11/15/16                                     450             559
    @    5.50%, 08/15/28                                     100             102
    @    5.38%, 02/15/31                                      60              61
      U.S. Treasury Note
 @(5)    2.00%, 11/30/04                                   1,500           1,507
    @    1.75%, 12/31/04                                     500             501
  (4)    1.63%, 04/30/05                                   2,000           2,001
    @ U.S. Treasury Stripped Bond
         0.00%, 11/15/16                                     300             157
                                                                         -------
                                                                           4,888
      CORPORATE BONDS 2.4% of net assets

      FIXED-RATE OBLIGATIONS 1.9%
      --------------------------------------------------------------------------
    @ AT&T Corp.
         8.50%, 11/15/31                                      90              96
      Centerpoint Energy
      Series B
         8.13%, 07/15/05                                     100             106
      DaimlerChrysler NA Holding
         7.40%, 01/20/05                                     400             415
    @ El Paso Corp.
         7.80%, 08/01/31                                     100              79
         7.75%, 01/15/32                                     150             118
      Federal Republic of Brazil
      Series C
         8.00%, 04/15/14                                     352             325
    @ Ford Motor Co.
         8.90%, 01/15/32                                     500             557
      Pemex Project Funding Master Trust
         9.13%, 10/13/10                                     250             294
      PP&L Capital Funding
      Series C
         7.75%, 04/15/05                                     100             105
    @ Republic of Panama
         9.38%, 01/16/23                                     250             263
                                                                         -------
                                                                           2,358
      VARIABLE-RATE OBLIGATIONS 0.5%
      --------------------------------------------------------------------------
      Alcan, Inc., 144A
         1.43%, 06/08/04                                     200             200
    @ Entergy Gulf States, 144A
         2.01%, 06/18/04                                     200             201


30 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

      SECURITY                                       FACE AMOUNT        VALUE
          RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      Federal Republic of Brazil
      Series EI
         2.06%, 10/15/04                                      64              61
      PG&E Corp.
         1.81%, 07/06/04                                     200             200
                                                                         -------
                                                                             662
      MUNICIPAL BONDS 1.9% of net assets

      FIXED-RATE OBLIGATIONS 1.5%
      --------------------------------------------------------------------------
      California State
      Revenue Anticipation Note Warrant,
      Series A
         2.00%, 06/16/04                                     300             300
    @ Golden State, California
      Securitization Corp.
      Revenue Bond, Series 2003-A-1
         6.25%, 06/01/33                                     250             234
   @+ Massachusetts State Water Resource
      Authority
      General Revenue Bond, Series 2002J
         5.00%, 08/01/32                                     250             250
    @ Tobacco Settlement Financing Corp.
      of Rhode Island
      Revenue Bond, Series 2002A
         6.25%, 06/01/42                                     500             439
   @+ Triborough, New York Bridge &
      Tunnel Authority
      Revenue Bond, Series 2002B
         5.00%, 11/15/32                                     750             743
                                                                         -------
                                                                           1,966
      VARIABLE-RATE OBLIGATIONS 0.4%
      --------------------------------------------------------------------------
      Missouri Higher Education Loan
      Authority
      Student Loan Revenue Bond,
      Series 2001UU
         1.11%, 05/04/04                                     500             500

      AGENCY MORTGAGE-BACKED SECURITIES
      1.6% of net assets

      COLLATERALIZED MORTGAGE OBLIGATIONS 0.3%
      --------------------------------------------------------------------------
      Fannie Mae
      Series 2003-3 Class PA
         4.50%, 08/25/09                                     176             179
      Freddie Mac
      Series 2535 Class DT
         5.00%, 09/15/16                                     198             203
      Series 2504 Class B
         6.00%, 08/15/26                                      29              29
                                                                         -------
                                                                             411
      U.S. GOVERNMENT AGENCY MORTGAGES 1.3%
      --------------------------------------------------------------------------
      Fannie Mae
      Pool# 535846
         6.00%, 04/01/16                                      60              62
      Pool# 662469
         5.00%, 09/01/17                                     289             291
      Pool# 703711
         5.00%, 02/01/18                                     144             145
      Pool# 555454
         6.00%, 03/01/18                                      42              44
      Pool# 555602
         5.00%, 06/01/18                                      83              84
      Pool# 757506
         5.00%, 02/01/19                                     248             250
      ARM Pool# 606116
         4.75%, 09/01/31                                      44              46
      Pool# 732153
         4.50%, 07/01/33                                     171             161
      Pool# 733910
         4.50%, 08/01/33                                     216             203
      Freddie Mac
      Pool# C90580
         6.00%, 09/01/22                                     369             380
                                                                         -------
                                                                           1,666
      NON-AGENCY MORTGAGE-BACKED SECURITIES
      1.0% of net assets

      FIXED-RATE OBLIGATIONS 0.4%
      --------------------------------------------------------------------------
      Bank of America Mortgage Securities
      Series 2004-2 Class 5A1
         6.50%, 10/25/19                                     332             343
      Residential Funding Mortgage
      Security I
      Series 2003-S9 Class A1
         6.50%, 03/25/32                                     140             143
                                                                         -------
                                                                             486
      VARIABLE-RATE OBLIGATIONS 0.6%
      --------------------------------------------------------------------------
      Bear Stearns Adjustable Rate
      Mortgage Trust
      Series 2002-9 Class 2A
         5.30%, 05/01/04                                     135             136


                                                         See financial notes. 31

SCHWAB BALANCED MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

      SECURITY                                       FACE AMOUNT        VALUE
          RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      Series 2002-11 Class 1A1
         5.68%, 05/01/04                                     149             150
      Series 2002-5 Class 6A
         6.05%, 05/01/04                                      68              68
      Structured Asset Securities Corp.
      Series 2002-13 Class 2A1
         1.59%, 05/25/04                                     343             344
      Wells Fargo Mortgage Backed
      Securities Trust
      Series 2002-E Class 2A1
         5.22%, 05/01/04                                      80              81
                                                                         -------
                                                                             779
      SHORT-TERM INVESTMENTS 19.3% of net assets

      U.S. GOVERNMENT SECURITIES 3.5%
      --------------------------------------------------------------------------
      Fannie Mae
         1.00%, 06/09/04                                     200             200
      U.S. Treasury Bills
    =    0.93%, 06/03/04                                     215             215
    =    0.94%, 06/03/04                                      60              60
         1.02%, 06/03/04                                     800             799
  (7)    0.99%, 06/10/04                                   1,400           1,399
    =    0.89%, 06/17/04                                      10              10
    =    0.92%, 06/17/04                                     600             599
    =    0.94%, 06/17/04                                     270             270
         0.96%, 06/17/04                                     900             899
                                                                         -------
                                                                           4,451
      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 15.8%
      --------------------------------------------------------------------------
      Alcon Capital Corp., Section 4(2)
         1.12%, 08/26/04                                     400             398
      Altria Group, Inc.
         1.80%, 10/29/04                                     350             350
      AMRO N.A. Finance, Inc.
         1.03%, 06/11/04                                     700             699
      ANZ (Delaware), Inc.
         1.02%, 06/10/04                                     900             899
         1.03%, 06/22/04                                     300             299
      Barclays U.S. Funding Corp.
  (9)    1.02%, 05/21/04                                   1,100           1,099
         1.03%, 06/08/04                                     100             100
      CBA (Delaware) Finance, Inc.
         1.03%, 05/10/04                                   1,000           1,000
         1.02%, 06/09/04                                     200             200
      CDC Commercial Corp.,
      Section 4(2)
         1.05%, 07/07/04                                   1,000             998
      Danske Corp.
         1.03%, 05/12/04                                     100             100
 (10)    1.02%, 06/08/04                                   1,100           1,099
      Euro Investment Bank
         1.01%, 06/15/04                                   1,100           1,098
         1.02%, 06/15/04                                     100             100
      General Electric Capital Corp.
         1.05%, 07/07/04                                     100             100
         1.04%, 07/08/04                                     100             100
         1.06%, 07/12/04                                     900             898
      HBOS Treasury Services PLC
         1.03%, 06/21/04                                     200             200
         1.06%, 07/16/04                                     900             898
      KFW International Finance,
      Section 4(2)
         1.11%, 08/20/04                                   1,000             997
         1.11%, 08/23/04                                     800             797
      Nestle Capital Corp. Section 4(2)
         1.02%, 05/06/04                                     700             700
  (8) Royal Bank of Scotland
         1.02%, 05/12/04                                   1,100           1,100
      Shell Finance, PLC
         1.02%, 05/12/04                                     800             800
      Svenska Handelsbanken, Inc.
         1.03%, 05/24/04                                   1,100           1,099
      Swedish National Housing Finance,
      Section 4(2)
         1.06%, 07/16/04                                   1,000             998
      Toyota Motor Credit
         1.04%, 06/08/04                                     800             799
      UBS Finance, Inc.
         1.03%, 06/10/04                                   1,000             999
         1.02%, 06/24/04                                     200             200
      Westpac Capital Corp.
         1.02%, 06/04/04                                     200             200
         1.09%, 08/12/04                                     900             897
                                                                         -------
                                                                          20,221

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 6.2% of net assets

      OTHER INVESTMENT COMPANIES 6.2%
      --------------------------------------------------------------------------
    = Provident Institutional Funds--
      TempCash  1,463,709                                                  1,464
    = Provident Institutional Funds--
      TempFund  6,425,232                                                  6,425
                                                                         -------
                                                                           7,889

32 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

                                                       NUMBER OF        VALUE
      SECURITY DESCRIPTION                             CONTRACTS     ($ x 1,000)
      OPTIONS 0.0% of net assets

      PUT OPTIONS 0.0%
      --------------------------------------------------------------------------
      U.S. Treasury Note Futures,
      Strike Price 97, Expires 05/21/04                      105               2

      RUIX Index Futures,
      Strike Price 104.50,
      Expires 05/24/04                                        23              --

      3 Month Euro Euribor Futures,
      Strike Price 96, Expires 12/13/04                       11              --

      3 Month Euro Euribor Futures,
      Strike Price 95.875,
      Expires 12/13/04                                         5              --

      90 Day LIBOR Futures,
      Strike Price 91.75, Expires 12/15/04                     5              --

      90 Day LIBOR Futures,
      Strike Price 91, Expires 03/16/05                        3              --
                                                                         -------
                                                                               2

END OF INVESTMENTS.

      SECURITY                                       FACE AMOUNT        VALUE
          RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      SHORT SALES 8.8% of net assets

      U.S. GOVERNMENT SECURITIES 8.8%
      --------------------------------------------------------------------------
      U.S. Treasury Note
         4.38%, 05/15/07                                     500             521
         4.00%, 11/15/12                                   1,100           1,072
         3.88%, 02/15/13                                   4,800           4,618
         3.63%, 05/15/13                                   3,200           3,020
         4.25%, 08/15/13                                     200             197
         4.00%, 02/15/14                                   1,900           1,826
                                                                         -------
                                                                          11,254

                                                       NUMBER OF        VALUE
      SECURITY DESCRIPTION                             CONTRACTS     ($ x 1,000)
      OPTIONS WRITTEN 0.1% of net assets

      CALL OPTIONS 0.1%
      --------------------------------------------------------------------------
      3 Month LIBOR, Strike Price
      3.80, Expires 10/07/04                                  50               1

      3 Month LIBOR, Strike Price
      4.00, Expires 10/31/05                                  70               4

      3 Month LIBOR, Strike Price
      5.00, Expires 01/07/05                                 370              91

      U.S. Treasury Note Futures, Strike
      Price 115, Expires 05/21/04                             11               0

      U.S. Treasury Note Futures, Strike
      Price 115, Expires 08/27/04                              5               2

      U.S. Treasury Note Futures, Strike
      Price 116, Expires 05/21/04                              1              --
                                                                         -------
                                                                              98
      PUT OPTIONS 0.0%
      --------------------------------------------------------------------------
      3 Month LIBOR, Strike Price
      6.00, Expires 10/07/04                                  50               2

      3 Month LIBOR, Strike Price
      7.00, Expires 01/07/05                                 370               7

      3 Month LIBOR, Strike Price
      7.00, Expires 10/31/05                                  70               7

      U.S. Treasury Note Futures, Strike
      Price 107, Expires 05/21/04                             17               1
                                                                         -------
                                                                              17

END OF SHORT SALES AND OPTIONS WRITTEN.


                                                         See financial notes. 33

SCHWAB BALANCED MARKETMASTERS FUND

In addition to the above, the fund held the following at 4/30/04.
All numbers x 1,000.

SWAP AGREEMENTS

                                                          Notional       Unrealized
                                                           Amount      Gains/(Losses)
BRITISH POUNDS

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 4.25%, expires 03/17/05,
Morgan Stanley                                               4,500               (26)

EUROPEAN EURO

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 5.00%, expires 06/16/04,
UBS AG                                                       2,300               (92)

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 4.00%, expires 03/15/05,
Barclays Bank                                                  300                 1

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 4.00%, expires 12/21/05,
Goldman Sachs                                                1,200                (8)

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 4.00%, expires 12/21/05,
Barclays Bank                                                1,100                (5)

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 4.00%, expires 03/15/05,
JP Morgan Chase                                                800                (2)

Receive variable rate payments of
6 month LIBOR, Pay fixed rate
payments of 5.00%, expires 06/16/04,
Morgan Stanley                                                 100                --

U.S. DOLLARS
Credit Default

Eii Lilly & Co. Rate 0.16%,
expires 12/20/08, Barclays Bank PLC                            100                --

Johnson & Johnson, Inc. Rate 0.11%,
expires 12/20/08, Lehman Brothers, Inc.                        100                --

Eaton Corp. Rate 0.28%,
expires 12/20/08, Citibank N.A.                                100                --

Whirlpool Corp. Rate 0.29%,
expires 12/20/08, Lehman Brothers, Inc.                        100                --

Home Depot, Inc. Rate 0.12%,
expires 12/20/08, Lehman Brothers, Inc.                        100                --


34 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

All numbers x 1,000 except number of futures contracts.

SWAP AGREEMENTS (CONTINUED)

                                                          Notional       Unrealized
                                                           Amount      Gains/(Losses)
Fedex Corp. Rate 0.29%,
expires 12/20/08, Citibank N.A.                                100                --

Allstate Corp. Rate 0.26%,
expires 12/20/08, Morgan Stanley                               100                --

Wal-mart Stores, Inc. Rate 0.14%,
expires 12/20/08, Citibank N.A.                                200                --

Ingersoll-Rand Co. Ltd. Rate 0.32%,
expires 12/20/08, Merrill Lynch                                100                --

Emerson Electric Co. Rate 0.21%,
expires 12/20/08, Morgan Stanley                               100                --

AutoZone, Inc. Rate 0.35%,
expires 12/20/08, UBS, AG                                      200                 1

Radioshack Corp. Rate 0.35%,
expires 12/20/08, Lehman Brothers, Inc.                        100                --

Masco Corp. Rate 0.30,
expires 12/20/08, Lehman Brothers, Inc.                        100                --

Discount

Spread Lock Rate 0.3150%,
expires 06/21/04, Goldman Sachs Capital Markets, L.P.          700                --

Spread Lock Rate 0.3775%,
expires 06/21/04, Goldman Sachs Capital Markets, L.P.          200                 2

Spread Lock Rate 0.3175%,
expires 06/23/04, Goldman Sachs Capital Markets, L.P.          700                --

Spread Lock Rate 0.3775%,
expires 06/23/04, Goldman Sachs Capital Markets, L.P.          700                 5
                                                                               ------
                                                                                (124)

FUTURES CONTRACTS

                                            Number of     Contract       Unrealized
                                            Contracts      Value       Gains/(Losses)
S&P 500 Index, Long
expires 06/18/04                                   19        5,254               (17)

90 Day Eurodollar, Long
expires 03/16/09                                    1          235                --

90 Day Eurodollar, Long
expires 06/16/08                                    1          236                --

90 Day Eurodollar, Long
expires 09/15/08                                    1          236                --

90 Day Eurodollar, Long
expires 12/15/08                                    1          236                --

90 Day Eurodollar, Long
expires 06/13/05                                    2          484                (1)


                                                         See financial notes. 35

SCHWAB BALANCED MARKETMASTERS FUND

All numbers x 1,000 except number of futures contracts.

FUTURES CONTRACTS (CONTINUED)

                                                    Number of             Contract              Unrealized
                                                    Contracts              Value               Gains/(Losses)
90 Day Eurodollar, Long
expires 06/18/07                                            2                  475                        (1)

90 Day Eurodollar, Long
expires 12/13/04                                            2                  489                        (3)

10 Year, Long
U.S. Treasury Note,
expires 06/21/04                                          204               22,542                      (539)

10 Year, Long
U.S. Treasury Note,
expires 09/21/04                                           34                3,709                       (63)

20 Year, Short
U.S. Treasury Note,
expires 06/21/04                                            2                  214                        10

90 Day LIBOR, Long
expires 06/17/04                                            1                  212                        (2)

90 Day LIBOR, Long
expires 03/16/05                                            3                  631                       (10)

90 Day LIBOR, Long
expires 09/15/04                                            1                  211                        (2)

90 Day LIBOR, Long
expires 12/15/04                                            5                1,053                        (4)

3 Month, Long
Eurodollar LIBOR,
expires, 06/13/05                                           3                  874                        (4)

3 Month, Long
Eurodollar LIBOR,
expires, 12/13/04                                           8                2,342                        --

10 Year, Long
Eurobond,
expires, 06/08/04                                           8                1,094                       (20)

5 Year, Long
Euro-Bobl,
expires 06/08/04                                           13                1,737                       (21)
                                                                                                       ------
                                                                                                        (677)

FORWARD FOREIGN CURRENCY CONTRACTS

                                           Amount of                           Amount of
                      Currency to         Currency to      Currency to        Currency to       Unrealized
Expiration Date       be Received         be Received      be Delivered       be Delivered     Gains/(Losses)
05/10/2004           European Euro                153      U.S. Dollars                184                --
05/10/2004           U.S. Dollars                 157      European Euro               132                (1)
05/18/2004           Japanese Yen              53,381      U.S. Dollars                484                --
05/19/2004           Chilean Pesos             10,964      U.S. Dollars                 18                (1)


36 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

All numbers x 1,000 except number of futures contracts.

FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

                                           Amount of                           Amount of
                      Currency to         Currency to      Currency to        Currency to       Unrealized
Expiration Date       be Received         be Received      be Delivered       be Delivered     Gains/(Losses)
05/19/2004           Russian Ruble                257      U.S. Dollars                  9                --
05/24/2004           Brazilian Real                27      U.S. Dollars                  9                --
05/24/2004           Hong Kong Dollars             70      U.S. Dollars                  9                --
05/24/2004           Peru New Sol                  35      U.S. Dollars                 10                --
05/24/2004           Singapore Dollars             15      U.S. Dollars                  9                --
05/24/2004           Slovakian Koruna             329      U.S. Dollars                 10                --
05/24/2004           South African Rand            67      U.S. Dollars                 10                (1)
05/24/2004           South Korean Won          10,481      U.S. Dollars                  9                --
05/24/2004           Taiwanese Dollars            298      U.S. Dollars                  9                --
05/26/2004           Mexican Pesos                177      U.S. Dollars                 16                --
05/26/2004           U.S. Dollars                  16      British Pounds                9                --
06/17/2004           Russian Ruble                257      U.S. Dollars                  9                --
06/18/2004           Brazilian Real                27      U.S. Dollars                  9                --
06/18/2004           Chilean Pesos              5,454      U.S. Dollars                  9                --
06/18/2004           Hong Kong Dollars             70      U.S. Dollars                  9                --
06/18/2004           Mexican Pesos                101      U.S. Dollars                  9                --
06/18/2004           Singapore Dollars             15      U.S. Dollars                  9                --
06/18/2004           South Korean Won          10,620      U.S. Dollars                  9                --
06/18/2004           Taiwanese Dollars            299      U.S. Dollars                  9                --
06/21/2004           India Rupee                  543      U.S. Dollars                 12                --
06/21/2004           India Rupee                  814      U.S. Dollars                 18                --
06/21/2004           Peru New Sol                  63      U.S. Dollars                 18                --
06/21/2004           Slovakian Koruna             602      U.S. Dollars                 18                --
06/21/2004           South African Rand           123      U.S. Dollars                 18                --
07/26/2004           Brazilian Real                27      U.S. Dollars                  9                --
07/26/2004           Hong Kong Dollars            125      U.S. Dollars                 16                --
07/26/2004           Singapore Dollars             27      U.S. Dollars                 16                --
07/26/2004           South Korean Won          18,576      U.S. Dollars                 16                --
09/08/2004           China Renminbi             6,077      U.S. Dollars                750               (10)
                                                                                                       ------
                                                                                                         (13)


                                                         See financial notes. 37

SCHWAB BALANCED MARKETMASTERS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004, unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $133,553 a
Foreign currency                                                            202 b
Receivables:
   Fund shares sold                                                         147
   Dividends                                                                 75
   Interest                                                                 339
   Due from brokers for futures                                              86
   Investments sold                                                       7,852
   Investments sold short                                                11,535
Prepaid expenses                                                    +         8
                                                                    ------------
TOTAL ASSETS                                                            153,797

LIABILITIES
--------------------------------------------------------------------------------
Securities sold short at value                                           11,254 c
Options written, at value                                                   115 d
Swap agreements at fair value                                               135 e
Unrealized losses on forward foreign currency contracts                      13
Payables:
   Fund shares redeemed                                                     209
   Investments bought                                                    14,240
   Due to brokers for futures                                                38
   Interest on short sales                                                  131
   Investment adviser and administrator fees                                  5
   Transfer agency and shareholder service fees                               2
Accrued expenses                                                    +        36
                                                                    ------------
TOTAL LIABILITIES                                                        26,178

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            153,797
TOTAL LIABILITIES                                                   -    26,178
                                                                    ------------
NET ASSETS                                                             $127,619

NET ASSETS BY SOURCE
Capital received from investors                                         132,058
Net investment income not yet distributed                                   132
Net realized capital losses                                             (11,716) f
Net unrealized capital gains                                              7,145 f

NET ASSET VALUE (NAV)
                           SHARES
NET ASSETS     /      OUTSTANDING    =      NAV
  $127,619                 11,140        $11.46

  All numbers x 1,000 except number of written option contracts.

a The fund paid $125,821 for these securities which includes certain restricted but deemed liquid 144A and section 4(2) securities worth $5,289 or 4.1% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $99,192
    Sales/maturities             $80,612

  The fund's long-term government security transactions were:

    Purchases                    $27,849
    Sales/maturities             $44,842

b The fund paid $182 for this currency.

c The proceeds for securities sold short is $11,405.

d    OPTIONS            NUMBER         PREMIUMS
     WRITTEN         OF CONTRACTS      RECEIVED
------------------------------------------------
  Beginning of
     period                   940          $182
  Options written             279            56
  Options closed               (5)           (4)
  Options expired            (200)          (20)
  Options
     exercised       +         --            --
                     ---------------------------
  End of period             1,014          $214

e The fund received $11 to enter into these swap agreements.

f These derive from investments, short sales, options, foreign currency transactions, futures and swap agreements.

FEDERAL TAX DATA
------------------------------------------------
PORTFOLIO COST                         $126,350

NET UNREALIZED GAINS AND LOSSES:
Gains                                    $9,613
Losses                             +     (2,410)
                                   -------------
                                         $7,203
AS OF OCTOBER 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                          $1,062
Long-term capital gains                     $--

CAPITAL LOSSES UTILIZED                    $511

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                  Loss amount:
  2009                                   $8,981
  2010                             +      9,116
                                   ------------
                                        $18,097


38 See financial notes.

SCHWAB BALANCED MARKETMASTERS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $641 a
Interest                                                              +     456
                                                                      ----------
TOTAL INVESTMENT INCOME                                                   1,097

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    5,619
Net realized losses on short sales                                         (285)
Net realized gains on foreign currency transactions                          42
Net realized gains on option contracts                                       20
Net realized gains on futures contracts                                   1,385
Net realized gains on swap agreements                                 +     205
                                                                      ----------
NET REALIZED GAINS                                                        6,986

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (1,706)
Net unrealized gains on short sales                                         224
Net unrealized losses on foreign currency transactions                      (62)
Net unrealized gains on option contracts                                     75
Net unrealized losses on futures contracts                                 (838)
Net unrealized losses on swap agreements                              +    (134)
                                                                      ----------
NET UNREALIZED LOSSES                                                    (2,441)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   518 b
Transfer agent and shareholder service fees                                 153 c
Trustees' fees                                                                3 d
Custodian and portfolio accounting fees                                      78
Professional fees                                                            18
Registration fees                                                             9
Shareholder reports                                                          17
Other expenses                                                        +       3
                                                                      ----------
Total expenses                                                              799
Expense reduction                                                     -     128 e
                                                                      ----------
NET EXPENSES                                                                671

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,097
NET EXPENSES                                                          -     671
                                                                      ----------
NET INVESTMENT INCOME                                                       426
NET REALIZED GAINS                                                        6,986 f
NET UNREALIZED LOSSES                                                 +  (2,441) f
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $4,971

  Unless stated, all numbers x 1,000.

a An additional $1 was withheld for foreign taxes.

b Calculated as 0.85% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $4,545.


                                                         See financial notes. 39

SCHWAB BALANCED MARKETMASTERS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report period. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                                  $426              $1,126
Net realized gains                                    6,986                 917
Net unrealized gains or losses              +        (2,441)             16,449
                                            ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                       4,971              18,492

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $1,360              $1,516 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   11/1/03-4/30/04           11/1/02-10/31/03
                                SHARES         VALUE      SHARES          VALUE
Shares sold                      2,333       $27,061       1,150        $11,825
Shares reinvested                  112         1,273         151          1,431
Shares redeemed               + (1,148)      (13,299)     (1,851)       (18,430)
                              --------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                           1,297       $15,035        (550)       ($5,174)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                                SHARES    NET ASSETS      SHARES     NET ASSETS
Beginning of period              9,843      $108,973      10,393        $97,171
Total increase or decrease    +  1,297        18,646        (550)        11,802 b
                              --------------------------------------------------
END OF PERIOD                   11,140      $127,619       9,843       $108,973 c

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary income                     $1,516
  Long-term capital gains                $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $132 and $1,066 at the end of the current period and prior period, respectively.


40 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                       4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   11.08        7.18        8.73       12.27       11.04        8.51
                                                       ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                         (0.06)      (0.09)       0.04        0.41        0.39        0.24
   Net realized and unrealized gains or losses            0.66        3.99       (1.54)      (2.68)       1.30        2.34
                                                       ----------------------------------------------------------------------------
   Total income or loss from investment operations        0.60        3.90       (1.50)      (2.27)       1.69        2.58
Less distributions:
   Dividends from net investment income                     --       (0.00) 1    (0.03)      (0.55)      (0.46)      (0.05)
   Distributions from net realized gains                    --          --       (0.02)      (0.72)         --          --
                                                       ----------------------------------------------------------------------------
   Total distributions                                      --          --       (0.05)      (1.27)      (0.46)      (0.05)
                                                       ----------------------------------------------------------------------------
Net asset value at end of period                         11.68       11.08        7.18        8.73       12.27       11.04
                                                       ----------------------------------------------------------------------------
Total return (%)                                          5.42 2     54.32      (17.34)     (19.99)      15.17       30.38

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 1.55 3       1.55       0.93 4,5    0.50 5      0.51 5,6    0.50 5
   Gross operating expenses                               1.76 3       1.80       1.31 5      0.91 5      0.92 5      1.01 5
   Net investment income or loss                         (1.10) 3     (0.98)      0.06        4.17        2.86        2.23
Portfolio turnover rate                                     91 2         94        324         172         128         145
Net assets, end of period ($ x 1,000,000)                  138          115         81         111         162         123

* Unaudited.

1 Per-share amount was less than $0.01.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.84% if certain non-routine expenses (proxy fees) had not been included.

5 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

6 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 41

SCHWAB SMALL-CAP MARKETMASTERS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for futures contracts

 *  American Depositary Receipt

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 92.8%     COMMON STOCK                                    123,699      128,152

  0.3%     SHORT-TERM INVESTMENTS                              350          350

  6.5%     OTHER INVESTMENTS                                 9,015        9,015
--------------------------------------------------------------------------------
 99.6%     TOTAL INVESTMENTS                               133,064      137,517

  0.4%     OTHER ASSETS AND LIABILITIES, NET                                526
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                             138,043

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 92.8% of net assets

      AIR TRANSPORTATION 1.2%
      --------------------------------------------------------------------------
    o Continental Airlines, Inc.  66,260                                     706
      SkyWest, Inc.  31,940                                                  581
      Southwest Airlines, Inc.  23,500                                       336
                                                                         -------
                                                                           1,623
      APPAREL 1.2%
      --------------------------------------------------------------------------
    o Aeropostale, Inc.  21,450                                              472
      Jones Apparel Group, Inc.  12,385                                      453
    o Jos. A. Bank Clothiers, Inc.  12,900                                   406
      OshKosh B'Gosh, Inc.  13,400                                           310
                                                                         -------
                                                                           1,641
      AUTOMOBILE PRODUCTS / MOTOR VEHICLES 0.9%
      --------------------------------------------------------------------------
    o CSK Auto Corp.  48,590                                                 897
    o Tower Automotive  59,300                                               304
                                                                         -------
                                                                           1,201
      BANKS 0.9%
      --------------------------------------------------------------------------
      BankNorth Group, Inc.  11,800                                          361
      Mellon Financial Corp.  10,200                                         302
      North Fork Bancorp, Inc.  10,800                                       401
      Zions Bancorp.  3,500                                                  198
                                                                         -------
                                                                           1,262
      BUSINESS MACHINES & SOFTWARE 1.6%
      --------------------------------------------------------------------------
    o 3Com Corp.  124,650                                                    768
    o Ascential Software Corp.  17,700                                       301
    o Computer Horizons Corp.  111,600                                       412
    o Maxtor Corp.  41,500                                                   270
    o Tech Data Corp.  5,200                                                 177
    o Unisys Corp.  24,300                                                   316
                                                                         -------
                                                                           2,244
      BUSINESS SERVICES 13.7%
      --------------------------------------------------------------------------
    o Agile Software Corp.  33,800                                           255
    o Akamai Technologies, Inc.  47,800                                      565
      Analogic Corp.  19,340                                                 916
    o Ciber, Inc.  69,090                                                    605
    o Credence Systems Corp.  35,700                                         398
    o Digimarc Corp.  35,570                                                 401
    o Doubleclick, Inc.  114,110                                             921
    o Eclipsys Corp.  61,530                                                 868
    o eFunds Corp.  23,850                                                   383
    o Exult, Inc.  47,300                                                    289
    o InFocus Corp.  34,200                                                  279
    o Internet Security Systems, Inc.  51,070                                679
    o Interpublic Group of Cos., Inc.  25,800                                405
    o Intevac, Inc.  30,200                                                  303
    o Ivillage, Inc.  43,800                                                 280
 o(6) Keane, Inc.  99,800                                                  1,417
    o Navigant Cunsulting, Inc.  22,200                                      389
    o Network Associates, Inc.  27,600                                       433
    o Packeteer, Inc.  49,400                                                595
    o Performance Food Group Co.  23,290                                     818
    o Polycom, Inc.  43,800                                                  836
    o Priority Healthcare Corp., Class B  37,000                             742
      Reynolds & Reynolds Co., Class A  12,600                               360
    o RSA Security, Inc.  42,200                                             676
    o SafeNet, Inc.  38,400                                                  826


42 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Standard Register Co.  23,200                                          342
    o SupportSoft, Inc.  24,000                                              237
    o Tetra Technologies, Inc.  19,050                                       455
    o Tibco Software, Inc.  68,540                                           514
    o Tier Technologies, Inc.  59,100                                        608
      Vastera, Inc.  83,500                                                  330
    o Watson Wyatt & Co. Holdings  36,450                                    956
    o WebEx Communications, Inc.  38,800                                     871
                                                                         -------
                                                                          18,952
      CHEMICAL 1.1%
      --------------------------------------------------------------------------
      Airgas, Inc.  22,400                                                   496
      Olin Corp.  16,700                                                     288
    o OM Group, Inc.  20,300                                                 517
      Rohm & Haas Co.  4,500                                                 175
                                                                         -------
                                                                           1,476
      CONSTRUCTION 5.7%
      --------------------------------------------------------------------------
      Beazer Homes USA, Inc.  10,000                                         984
      D.R. Horton, Inc.  26,250                                              756
    o EMCOR Group, Inc.  10,550                                              431
      Hovnanian Enterprises, Inc.  24,600                                    885
      Martin Marietta Materials, Inc.  12,130                                525
    o NCI Building Systems, Inc.  17,850                                     522
      Pulte Corp.  6,500                                                     320
      Standard Pacific Corp.  20,800                                       1,049
  (2) Toll Brothers, Inc.  40,200                                          1,591
    o WCI Communities, Inc.  32,200                                          783
                                                                         -------
                                                                           7,846
      CONSUMER DURABLES 0.9%
      --------------------------------------------------------------------------
      Leggett & Platt, Inc.  14,000                                          316
      Maytag Corp.  10,700                                                   299
    * Natuzzi S.P.A.  46,000                                                 499
    o Tempur-Pedic International, Inc.  10,500                               164
                                                                         -------
                                                                           1,278
      CONTAINERS 0.7%
      --------------------------------------------------------------------------
    o Mobile Mini, Inc.  53,400                                            1,028

      ELECTRONICS 9.5%
      --------------------------------------------------------------------------
    o Agere Systems, Inc., Class B  142,700                                  310
    o Alliant Techsystems, Inc.  6,300                                       374
      Anixter International, Inc.  13,000                                    381
    o Arrow Electronics, Inc.  19,000                                        480
      C & D Technologies, Inc.  59,700                                       925
    o Captaris, Inc.  48,300                                                 267
    o Celestica, Inc.  26,200                                                461
      Cohu, Inc.  7,000                                                      123
    o DSP Group, Inc.  28,900                                                716
    o Electro Scientific Industries, Inc.  20,400                            417
    o Electronics For Imaging, Inc.  20,700                                  525
    o General Cable Corp.  124,660                                           960
    o LSI Logic Corp.  34,700                                                258
    o National Semiconductor Corp.  4,325                                    176
    o Novellus Systems, Inc.  8,300                                          240
      PerkinElmer, Inc.  19,400                                              373
    o Powerwave Technologies, Inc.  73,200                                   496
    o Radisys Corp.  25,000                                                  467
    o Rofin-Sinar Technologies, Inc.  22,900                                 531
      Seagate Technology  15,300                                             191
    o Silicon Image, Inc.  48,800                                            497
    o Tekelec  44,700                                                        745
      Tektronix, Inc.  12,600                                                373
    o Teradyne, Inc.  27,000                                                 550
    o Thermo Electron Corp.  13,300                                          388
    o TRC Cos., Inc.  27,600                                                 451
    o Triquint Semiconductor, Inc.  50,500                                   277
    o Varian, Inc.  8,000                                                    328
    o Vicor Corp.  34,000                                                    473
    o Vishay Intertechnology, Inc.  21,700                                   378
                                                                         -------
                                                                          13,131
      ENERGY: RAW MATERIALS 2.7%
      --------------------------------------------------------------------------
    o Cooper Cameron Corp.  9,900                                            479
      Devon Energy Corp.  6,100                                              373
      ENSCO International, Inc.  6,700                                       184
      Joy Global, Inc.  24,900                                               654
    o Key Energy Group, Inc.  51,800                                         552
    o Offshore Logistics, Inc.  46,750                                     1,026
      Tidewater, Inc.  18,300                                                516
                                                                         -------
                                                                           3,784
      FOOD & AGRICULTURE 2.7%
      --------------------------------------------------------------------------
      American Italian Pasta Co. Class A
      24,580                                                                 761


                                                         See financial notes. 43

SCHWAB SMALL-CAP MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Delta & Pineland Co.  28,150                                           683
    o Hain Celestial Group, Inc.  54,320                                   1,076
      Sensient Technologies Corp.  36,930                                    756
    o VistaCare, Inc., Class A  18,400                                       463
                                                                         -------
                                                                           3,739
      GOLD 0.4%
      --------------------------------------------------------------------------
    o Kinross Gold Corp.  48,891                                             270
    o Meridian Gold, Inc.  26,200                                            260
                                                                         -------
                                                                             530
      HEALTHCARE / DRUGS & MEDICINE 14.5%
      --------------------------------------------------------------------------
    o Accredo Heath, Inc.  23,100                                            893
    o Andrx Corp. 30,880                                                     707
    o Apogent Technologies, Inc.  900                                         29
    o Applera Corp. - Celera Genomics Group
      37,210                                                                 439
    o Arthrocare Corp.  22,300                                               524
      Beckman Coulter, Inc.  5,700                                           318
    o Biolase Technology Corp.  16,600                                       214
    o Cardiodynamics International Corp.
      99,500                                                                 582
 o(9) Centene Corp.  38,142                                                1,278
    o Charles River Laboratories, Inc.  10,300                               474
    o Cholestech Corp.  71,425                                               699
    o Community Health Systems, Inc.  20,120                                 519
 o(1) Cytec Corp.  103,500                                                 2,215
    o Edwards Lifesciences Corp.  10,400                                     358
    o Enzon, Inc.  45,000                                                    653
    o Eon Labs, Inc.  6,400                                                  421
      Health Management Associates, Inc.
      10,400                                                                 241
    o Health Net, Inc.  17,900                                               455
    o Human Genome Sciences, Inc.  43,100                                    526
    o Incyte Corp.  64,980                                                   516
    o Intuitive Surgical, Inc.  28,200                                       455
    o Ivax Corp.  39,250                                                     836
 o(3) Martek Biosciences Corp.  24,400                                     1,549
    o Medquist, Inc.  45,740                                                 622
    o Perrigo Co.  39,900                                                    861
  (5) Pharmaceutical Product Development,
      Inc.  50,420                                                         1,491
    o Province Healthcare Co.  27,900                                        446
    o Quest Diagnostic, Inc.  4,600                                          388
    o Theragenics Corp.  53,100                                              278
    o Wright Medical Group, Inc.  29,700                                   1,020
                                                                         -------
                                                                          20,007
      INSURANCE 2.2%
      --------------------------------------------------------------------------
    o Alleghany Corp.  2,256                                                 592
    o Assurant, Inc.  8,100                                                  198
    o FPIC Insurance Group, Inc.  26,160                                     578
  (7) Hooper Holmes, Inc.  256,670                                         1,414
      Old Republic International Corp.  12,500                               290
                                                                         -------
                                                                           3,072
      MEDIA 1.0%
      --------------------------------------------------------------------------
    o Emmis Communications Corp.  30,240                                     708
    o Raindance Communications, Inc.
      119,200                                                                261
      Readers Digest Association, Inc.  21,500                               308
    o Salem Communications Corp. Class A
      4,300                                                                  128
                                                                         -------
                                                                           1,405
      MISCELLANEOUS 0.9%
      --------------------------------------------------------------------------
    o Sierra Wireless, Inc.  52,400                                        1,171

      MISCELLANEOUS FINANCE 4.5%
      --------------------------------------------------------------------------
    o Accredited Home Lenders Holding Co.
      31,600                                                                 916
      Countrywide Credit Industries, Inc.
      3,000                                                                  178
    o Knight Trading Group, Inc.  95,000                                   1,104
      MDC Holdings, Inc.  17,953                                           1,109
    o Piper Jaffray Cos., Inc.  1,960                                         95
    o Portfolio Recovery Associates, Inc.
      29,400                                                                 785
      Raymond James Financial, Inc.  20,100                                  505
  (4) The Chicago Mercantile Exchange
      13,000                                                               1,525
                                                                         -------
                                                                           6,217
      NON-DURABLES & ENTERTAINMENT 4.2%
      --------------------------------------------------------------------------
    o California Pizza Kitchen, Inc.  42,000                                 882
      Darden Restaurants, Inc.  19,800                                       449
    o Hibbett Sporting Goods, Inc.  3,000                                     73


44 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Marvel Enterprises, Inc.  40,800                                       775
o(10) O' Charleys, Inc.  65,750                                            1,242
    o P.F. Chang's China Bistro, Inc.  18,000                                879
    o Ryans Family Steak House, Inc.  46,570                                 845
      Tupperware Corp.  31,700                                               594
                                                                         -------
                                                                           5,739
      NON-FERROUS METALS 0.9%
      --------------------------------------------------------------------------
    o Century Aluminum Co.  13,300                                           263
      Commercial Metals Co.  22,100                                          579
    o RTI International Metals, Inc.  25,900                                 380
                                                                         -------
                                                                           1,222
      OIL: DOMESTIC 6.0%
      --------------------------------------------------------------------------
      Chesapeake Energy Corp.  36,400                                        501
    o Comstock Resources, Inc.  35,100                                       714
    o Core Laboratories N.V.  25,500                                         580
 o(8) Global Industry Ltd.  214,800                                        1,289
    o National Oilwell, Inc.  29,700                                         829
    o Patterson Energy, Inc.  32,200                                       1,165
    o Pioneer Natural Resouces Co.  26,900                                   880
    o Plains Exploration & Production Co.
      30,040                                                                 592
    o Pride International, Inc.  8,300                                       140
    o Spinnaker Exploration Co.  30,375                                    1,083
    o Transocean, Inc.  18,100                                               503
                                                                         -------
                                                                           8,276
      PHARMACEUTICAL PREPARATIONS 0.2%
      --------------------------------------------------------------------------
    o Collagenex Pharmaceuticals  22,500                                     229

      PRODUCER GOODS & MANUFACTURING 6.5%
      --------------------------------------------------------------------------
      Baldor Electric Co.  38,500                                            869
      Dover Corp.  5,800                                                     232
    o Flowserve Corp.  35,600                                                761
    o GrafTech International Ltd.  83,400                                    740
      Grainger, Inc.  8,900                                                  466
    o Ionics, Inc.  16,800                                                   388
      Nordson Corp.  9,400                                                   325
    o Oceaneering International, Inc.  40,000                              1,120
      Pall Corp.  34,650                                                     824
    o Safeguard Scientifics, Inc.  204,300                                   531
      Steelcase, Inc., Class A  48,500                                       596
      Teleflex, Inc.  20,310                                                 927
      The Manitowoc Co., Inc.  29,750                                        905
      York International Corp.  8,700                                        341
                                                                         -------
                                                                           9,025
      REAL PROPERTY 1.8%
      --------------------------------------------------------------------------
    o FelCor Lodging Trust, Inc.  79,900                                     799
      Innkeepers USA Trust  139,530                                        1,067
      Post Properties, Inc.  20,830                                          560
                                                                         -------
                                                                           2,426
      RETAIL 2.9%
      --------------------------------------------------------------------------
    o American Eagle Outfitters, Inc.  19,300                                496
    o Big 5 Sporting Goods Corp.  8,400                                      209
    o Genesco, Inc.  43,740                                                  973
      J.C. Penny Co., Inc.  17,100                                           579
      Longs Drug Stores Co.  41,450                                          812
      Talbots, Inc.  10,700                                                  374
    o Wetseal, Inc., Class A  103,090                                        568
                                                                         -------
                                                                           4,011
      STEEL 0.8%
      --------------------------------------------------------------------------
    o AK Steel Holding Corp.  91,600                                         431
    o Cleveland Cliffs, Inc.  9,200                                          436
      Schnitzer Steel Industries, Inc., Class A
      11,500                                                                 302
                                                                         -------
                                                                           1,169
      TELEPHONE 0.4%
      --------------------------------------------------------------------------
    o Commonwealth Telephone Enterprises,
      Inc.  7,600                                                            317
    o Talk America Holdings, Inc.  31,900                                    284
                                                                         -------
                                                                             601
      TRAVEL & RECREATION 1.8%
      --------------------------------------------------------------------------
      Carnival Corp.  6,100                                                  260
      Central Parking Corp.  37,850                                          723
      Choice Hotels International, Inc.  8,300                               373
      Starwood Hotel & Resorts Worldwide, Inc.
      4,500                                                                  179
    o Vail Resorts, Inc.  60,910                                             947
                                                                         -------
                                                                           2,482


                                                         See financial notes. 45

SCHWAB SMALL-CAP MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRUCKING & FREIGHT 0.5%
      --------------------------------------------------------------------------
    o Overnite Corp.  27,600                                                 662

      UTILITIES: ELECTRIC & GAS 0.5%
      --------------------------------------------------------------------------
      Williams Cos., Inc.  68,300                                            703

      SECURITY                                        FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.3% of net assets

      U.S. GOVERNMENT SECURITIES 0.3%
      --------------------------------------------------------------------------
    = U.S. Treasury Bills
         0.92%, 06/17/04                                      350            350

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 6.5% of net assets

      OTHER INVESTMENT COMPANIES 6.5%
      --------------------------------------------------------------------------
    = Provident Institutional Funds--
      TempCash  2,001,918                                                  2,002
    = Provident Institutional Funds--
      TempFund  7,013,353                                                  7,013
                                                                         -------
                                                                           9,015


END OF INVESTMENTS.



All numbers x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                          Number of    Contract     Unrealized
                                          Contracts     Value     Gains/(Losses)
S&P 500 Index, Long
expires, 06/18/04                                 3         830             (30)

Russell 2000 Index, Long
expires, 06/18/04                                13       3,639             (92)
                                                                  --------------
                                                                           (122)


46 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004, unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $137,517 a
Receivables:
   Fund shares sold                                                          33
   Dividends                                                                 22
   Investments sold                                                       1,605
Prepaid expenses                                                    +        10
                                                                    ------------
TOTAL ASSETS                                                            139,187

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     116
   Investments bought                                                       932
   Due to brokers for futures                                                44
   Investment adviser and administrator fees                                  9
   Transfer agency and shareholder service fees                               2
Accrued expenses                                                    +        41
                                                                    ------------
TOTAL LIABILITIES                                                         1,144

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            139,187
TOTAL LIABILITIES                                                   -     1,144
                                                                    ------------
NET ASSETS                                                             $138,043

NET ASSETS BY SOURCE
Capital received from investors                                         134,139
Net investment loss                                                        (734)
Net realized capital gains                                                  307
Net unrealized capital gains                                              4,331 b

NET ASSET VALUE (NAV)

                          SHARES
NET ASSETS     /     OUTSTANDING      =         NAV
  $138,043                11,815             $11.68

  Unless stated, all numbers x 1,000.

a The fund paid $133,064 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                     $123,350
    Sales/maturities              $110,914

b These derive from investments and futures.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $133,354
NET UNREALIZED GAINS AND LOSSES:
Gains                                      $11,627
Losses                                 +    (7,464)
                                       ------------
                                            $4,163

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                                $--
Long-term capital gains                        $--

CAPITAL LOSSES UTILIZED                     $3,062

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                     Loss amount:
   2009                                    $12,029
   2010                                +    10,153
                                       ------------
                                           $22,182


                                                         See financial notes. 47

SCHWAB SMALL-CAP MARKETMASTERS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $303 a
Interest                                                             +        2
                                                                     -----------
TOTAL INVESTMENT INCOME                                                     305

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                   22,867
Net realized gains on futures contracts                              +      403
                                                                     -----------
NET REALIZED GAINS                                                       23,270

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                    (16,903)
Net unrealized losses on futures contracts                           +     (157)
                                                                     -----------
NET UNREALIZED LOSSES                                                   (17,060)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   872 b
Transfer agent and shareholder service fees                                 168 c
Trustees' fees                                                                3 d
Custodian and portfolio accounting fees                                      82
Professional fees                                                            17
Registration fees                                                             8
Shareholder reports                                                          28
Other expenses                                                       +        2
                                                                     -----------
Total expenses                                                            1,180
Expense reduction                                                    -      141 e
                                                                     -----------
NET EXPENSES                                                              1,039

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     305
NET EXPENSES                                                         -    1,039
                                                                     -----------
NET INVESTMENT LOSS                                                        (734)
NET REALIZED GAINS                                                       23,270 f
NET UNREALIZED LOSSES                                                +  (17,060) f
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $5,476

  Unless stated, all numbers x 1,000.

a An additional $1 was withheld for foreign taxes.

b Calculated as 1.30% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e This reduction was made by the investment advisor (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.55% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $6,210.


48 See financial notes.

SCHWAB SMALL-CAP MARKETMASTERS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report period. All numbers x 1,000 except footnote. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     11/1/02-10/31/03
Net investment loss                                  ($734)               ($886)
Net realized gains                                  23,270                2,970
Net unrealized gains or losses             +       (17,060)              38,944
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,476               41,028

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   $--                   $3 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES          VALUE     SHARES           VALUE
Shares sold                     2,940        $35,702      1,528         $14,258
Shares reinvested                  --             --          0*              3
Shares redeemed             +  (1,505)       (18,182)    (2,500)        (21,725)
                            ----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          1,435        $17,520       (972)        ($7,464)


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES     NET ASSETS     SHARES      NET ASSETS
Beginning of period            10,380       $115,047     11,352         $81,486
Total increase or decrease  +   1,435         22,996       (972)         33,561 b
                            ----------------------------------------------------
END OF PERIOD                  11,815       $138,043     10,380        $115,047 c


* Amount was less than 500 shares.

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary income                      $ 3
  Long-term capital gains              $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment loss in the amount of $734 at the end of the current period.


                                                         See financial notes. 49

SCHWAB INTERNATIONAL MARKETMASTERS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                         11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
INVESTOR SHARES                                          4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.95        8.74        10.80      15.53       14.84       10.58
                                                         ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                           (0.00) 1     0.03        0.10        0.73        0.53        0.11
   Net realized and unrealized gains or losses              1.26        3.18       (1.43)      (3.90)       2.49        4.28
                                                         ---------------------------------------------------------------------------
   Total income or loss from investment operations          1.26        3.21       (1.33)      (3.17)       3.02        4.39
Less distributions:
   Dividends from net investment income                    (0.04)      (0.00) 1    (0.07)      (0.77)      (0.49)      (0.13)
   Distributions from net realized gains                      --          --       (0.66)      (0.79)      (1.84)         --
                                                         ---------------------------------------------------------------------------
   Total distributions                                     (0.04)         --       (0.73)      (1.56)      (2.33)      (0.13)
                                                         ---------------------------------------------------------------------------
Net asset value at end of period                           13.17       11.95        8.74       10.80       15.53       14.84
                                                         ---------------------------------------------------------------------------
Total return (%)                                           10.54 2     36.74      (13.65)     (22.41)      18.61       41.92

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
     Net operating expenses                                 1.65 3      1.65        0.99 4,5    0.50 5      0.51 5,6    0.50 5
     Gross operating expenses                               1.89 3      1.92        1.32 5      0.88 5      0.90 5      0.97 5
     Net investment income or loss                         (0.11) 3     0.33        0.60        5.13        1.94        0.94
Portfolio turnover rate                                       42 2        99         158          51          80         249
Net assets, end of period ($ x 1,000,000)                    466         302         206         215         278         104

* Unaudited.

1 Per-share amount was less than $0.01.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.93% if certain non-routine expenses (proxy fees) had not been included.

5 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

6 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


50 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND

                                                   4/2/04 1-
SELECT SHARES                                      4/30/04*
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period               13.64
                                                   -----------------------------
Loss from investment operations:
   Net investment income                              0.02
   Net realized and unrealized losses                (0.48)
                                                   -----------------------------
   Total loss from investment operations             (0.46)
                                                   -----------------------------
Net asset value at end of period                     13.18
                                                   -----------------------------
Total return (%)                                     (3.37) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio to average net assets:
   Net operating expenses                             1.47 3
   Gross operating expenses                           1.99 3
   Net investment income                              3.86 3
Portfolio turnover rate                                 42 2
Net assets, end of period ($ x 1,000,000)               20

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 51

SCHWAB INTERNATIONAL MARKETMASTERS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by country and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 *  American Depositary Receipt

 =  Collateral for open futures contracts

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 93.8%      FOREIGN COMMON
            STOCK                                        392,937        456,093

  0.3%      SHORT-TERM
            INVESTMENTS                                    1,498          1,498

  8.1%      OTHER INVESTMENTS                             39,121         39,121
--------------------------------------------------------------------------------
102.2%      TOTAL INVESTMENTS                            433,556        496,712

(2.2%)      OTHER ASSETS AND
            LIABILITIES, NET                                            (10,544)
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                            486,168

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      FOREIGN COMMON STOCKS 93.8% of net assets

      AUSTRALIA 2.1%
      --------------------------------------------------------------------------
      Australia and New Zeland Banking Group
      Ltd.  244,000                                                        3,272
      Bendigo Bank Ltd.  61,700                                              443
      Billabong International Ltd.  70,500                                   387
      Commonwealth Bank of Australia
      28,550                                                                 644
      John Fairfax Holdings Ltd.  1,002,000                                2,424
      Macquarie Bank Ltd.  50,700                                          1,269
      Perpetual Trustees Australia Ltd.  13,000                              385
      Sigma Co. Ltd.  82,100                                                 459
      Toll Holdings Ltd.  130,200                                            977
                                                                         -------
                                                                          10,260
      AUSTRIA 0.4%
      --------------------------------------------------------------------------
      Erste Bank der Oesterreichischen
      Sparkassen AG  12,850                                                1,923

      BELGIUM 0.5%
      --------------------------------------------------------------------------
    o Icos Vision Systems Corp. N.V.  25,154                                 757
      Interbrew SA  52,000                                                 1,562
                                                                         -------
                                                                           2,319
      BRAZIL 0.8%
      --------------------------------------------------------------------------
      Banco Bradesco SA  100                                                   4
      Banco Bradesco SA Preferred  4,575                                      --
      Banco Itau SA Preffered  9,147,150                                     726
      Confeccoes Guararapes SA  21,305                                        69
    * Eregli Demir Ve Celik Fabrik  18,361,503                               521
      Gerdau SA  2                                                            --
   *o Petroleo Brasileiro SA  12,800                                         370
    * Telemig Celular Participacoes SA  37,207                             1,139
   *o Telesp Celular Participacoes SA  111,800                               797
      Usiminas SA  43,130                                                    432
                                                                         -------
                                                                           4,058
      CANADA 3.1%
      --------------------------------------------------------------------------
    o Alimentation Couche-Tard, Inc.  33,900                                 577
    o CanWest Global Communications Corp.
      42,200                                                                 366
    o Cognos, Inc.  23,200                                                   728
      Corus Entertainment, Inc.  31,900                                      637
      Encana Corp.  45,300                                                 1,772
    o Extendicare, Inc., Class A  161,315                                  1,748
      Home Capital Group, Inc., Class B
      74,992                                                               1,276
    o MacDonald, Dettwiler and Associates Ltd.
      12,450                                                                 244
      Manulife Financial Corp.  67,400                                     2,485
      Peyto Energy Trust  71,388                                           1,505
    o Precision Drilling Corp.  15,400                                       731
    o Research in Motion Ltd.  7,400                                         644
    o Shoppers Drug Mart Corp.  25,800                                       570
   *o Sierra Wireless, Inc.  21,698                                          485
      Suncor Energy, Inc.  52,000                                          1,237
                                                                         -------
                                                                          15,005


52 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CHILE 0.3%
      --------------------------------------------------------------------------
    * LanChile SA  42,800                                                    822
      S.A.C.I. Falabella SA  219,700                                         400
                                                                         -------
                                                                           1,222
      CHINA 0.1%
      --------------------------------------------------------------------------
      Zhejiang Expressway Co. Ltd.  770,000                                  481

      CROATIA 0.1%
      --------------------------------------------------------------------------
      Molson, Inc., Class A  13,000                                          296

      DENMARK 0.5%
      --------------------------------------------------------------------------
      A P Moller - Maersk A/S  20                                            126
      Bryggerigruppen A/S  7,585                                             525
      H. Lundbeck A/S  6,500                                                 132
      Novo Nordisk A/S  17,500                                               832
    o TopDanmark Development A/S  16,773                                     986
                                                                         -------
                                                                           2,601
      EGYPT 0.1%
      --------------------------------------------------------------------------
      Orascom Construction Industries  36,500                                565

      ESTONIA 0.1%
      --------------------------------------------------------------------------
      Hansabank Ltd.  38,800                                                 297

      FINLAND 0.9%
      --------------------------------------------------------------------------
      Metso Oyj  171,100                                                   2,098
      Nokian Renkaat Oyj  22,095                                           1,854
      Perlos Oyj  50,814                                                     503
                                                                         -------
                                                                           4,455
      FRANCE 6.5%
      --------------------------------------------------------------------------
    o Accor SA  2,300                                                         97
      Aventis SA  49,600                                                   3,779
      Banque National de Paris  39,800                                     2,390
      Christian Dior SA  20,300                                            1,275
      Credit Agricole SA  20,360                                             502
    o Hermes International  6,400                                          1,275
      Ipsos  13,237                                                        1,362
    o JC Decaux SA  150,000                                                3,147
      M6 Metropole Television  15,400                                        448
    o Michelin (C.G.D.E.), Class B  33,500                                 1,568
      Mr. Bricolage SA  9,900                                                324
    o Neopost SA  78,100                                                   4,308
    o Orpea  23,100                                                          532
      Pernod-Ricard  18,375                                                2,319
      Publicis Groupe SA  98,500                                           2,952
      Rodriguez Group  5,800                                                 319
      Total SA, Class B  9,000                                             1,665
      Trader Classified Media N.V.  35,558                                   392
    o Vivendi Universal SA  117,000                                        2,944
                                                                         -------
                                                                          31,598
      GERMANY 7.7%
      --------------------------------------------------------------------------
      Allianz AG  29,895                                                   3,172
      AWD Holding AG  26,976                                                 907
      Balda AG  57,409                                                       544
 o(3) Bayerische Motoren-Werke AG
      135,200                                                              5,830
    o DAB Bank AG  64,453                                                    564
      Deutsche Boerse AG  74,600                                           4,103
    o Deutsche Telekom AG  104,500                                         1,804
      DIS Deutscher Industrie Service AG
      21,675                                                                 572
      GFK AG  34,976                                                       1,183
      Grenskeleasing AG  28,714                                            1,103
      Henkel KGaA 45,800                                                   3,667
      Henkel KGaA - VORZUG  22,762                                         1,972
      Linde AG  29,000                                                     1,586
      MPC Muenchmeyer Petersen Capital AG
      19,393                                                               1,038
      Muenchener Rueckversicherungs-
      Gesellschaft AG  24,979                                              2,701
      ProSiebenSat.1 Media AG Preffered
      25,300                                                                 497
    o ProSiebenSat.1 Media AG Rights  16,600                                   8
      Puma AG  3,480                                                         801
      SAP AG  18,900                                                       2,866
    o SBS Broadcasting SA  47,622                                          1,500
    o Techem AG  35,724                                                      782
                                                                         -------
                                                                          37,200
      GREECE 0.8%
      --------------------------------------------------------------------------
      Coca-Cola Hellenic Bottling Co. SA
      48,700                                                               1,291
      EFG Eurobanck Ergasias  3,500                                           75


                                                         See financial notes. 53

SCHWAB INTERNATIONAL MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Folli-Follie SA  18,900                                                566
      Germanos SA  62,052                                                  1,672
      National Bank of Greece SA  7,800                                      232
                                                                         -------
                                                                           3,836
      HONG KONG 1.9%
      --------------------------------------------------------------------------
      Anhui Conch Cement Co. Ltd.
      1,084,000                                                            1,154
      China Insurance International Holdings
      Co. Ltd.  720,000                                                      346
      China Mobile Ltd.  117,300                                             310
      Citic Pacific Ltd.  202,800                                            497
      CNOOC Ltd.  1,793,000                                                  649
      Convenience Retail Asia Ltd.  176,000                                   58
      Esprit Holdings Ltd.  216,500                                          888
      Giordano International Ltd.  1,436,000                                 824
      Global Bio-Chem Technology Group Co.
      Ltd.  798,000                                                          583
      Global Bio-Chem Technology Warrants
      90,000                                                                  --
      Hong Kong & China Gas Co. Ltd.
      213,600                                                                367
      Li & Fung Ltd.  416,200                                                648
    o Sinopec Beijing Yanhua Petrochemical
      Co. Ltd.  3,100,000                                                    904
      Techtronic Industries Co. Ltd.  677,500                              1,815
                                                                         -------
                                                                           9,043
      INDIA 1.4%
      --------------------------------------------------------------------------
    * HDFC Bank Ltd.  29,300                                                 850
      Hughes Software Systems Ltd.  68,400                                   792
      Industrial Development Bank of India Ltd.
      754,700                                                              1,006
    * Infosys Technologies Ltd.  17,350                                    1,405
      Lupin Ltd.  61,100                                                   1,109
      Mahindra & Mahindra Ltd.  68,800                                       726
      Wockhardt Ltd.  137,700                                                992
                                                                         -------
                                                                           6,880
      INDONESIA 0.2%
      --------------------------------------------------------------------------
    o PT Bank Rakyat Indonesia  2,442,500                                    480
      PT Unilever Indonesia Tbk  1,221,500                                   511
                                                                         -------
                                                                             991
      IRELAND 1.2%
      --------------------------------------------------------------------------
      Anglo Irish Bank Corp. PLC  8,400                                      137
      Anglo Irish Bank Corp. PLC  47,900                                     784
      Bank of Ireland  324,000                                             3,927
      Grafton Group PLC  61,900                                              464
      Paddy Power PLC  38,956                                                446
                                                                         -------
                                                                           5,758
      ISRAEL 0.5%
      --------------------------------------------------------------------------
   *o Check Point Software Technologies Ltd.
      9,500                                                                  222
   *o Orbotech Ltd.  49,761                                                1,051
    * Teva Pharmaceutical Industries Ltd.
      19,800                                                               1,219
                                                                         -------
                                                                           2,492
      ITALY 2.1%
      --------------------------------------------------------------------------
      Banco Popolare di Verona e Novara Scrl
      236,200                                                              3,930
      Credito Emiliano SPA  71,800                                           515
      Eni SPA  9,500                                                         193
      Merloni Elettrodomestici SPA  29,700                                   525
      Pirelli & C. Real Estate SPA  14,700                                   517
      Saipem SPA  99,015                                                     928
      San Paolo IMI SPA  135,000                                           1,575
    o Unicredito Italiano SPA  483,000                                     2,252
                                                                         -------
                                                                          10,435
      JAPAN 18.5%
      --------------------------------------------------------------------------
      AEON Co. Ltd.  2,300                                                   101
      Aeon Credit Service Co. Ltd.  12,200                                   775
      Aeon Mall Co. Ltd  9,400                                               519
      All Nippon Airways Co. Ltd.  82,000                                    249
      Arealink Co. Ltd.  109                                               1,472
      Arnest One Corp.  12,100                                               379
      Askul Corp.  9,400                                                     649
      Canon, Inc.  2,000                                                     105
      Cawachi Ltd.  1,000                                                     48
    o Cawachi Ltd. W/I  1,000                                                 41
    o Chiyoda Corp.  104,000                                                 628
      Credit Saison Co. Ltd.  26,100                                         764
    o Cyber Agent Ltd.  174                                                1,447
      Cybernet Systems Co. Ltd.  453                                       1,580
      Daiwa Securities Group, Inc.  176,000                                1,324


54 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Diamond City Co. Ltd.  31,400                                        1,189
      East Japan Railway Co.  195                                            997
      en-Japan, Inc.  151                                                    530
      EPS Co. Ltd  198                                                       924
      Fast Retailing Co. Ltd.  20,000                                      1,559
      First Juken Co. Ltd W/I  18,067                                        434
      First Juken Co. Ltd.  16,567                                           441
      Fuji Television Network, Inc.  104                                     269
    o Fuji Television Network, Inc. W/I  29                                   76
      GEO Co. Ltd.  116                                                      426
    o GEO Co. Ltd. W/I  206                                                  756
      Geomatec Co. Ltd.  19,000                                              792
      Goldcrest Co. Ltd.  14,500                                             866
      Hino Motors Ltd.  214,300                                            1,272
      Honda Motor Co. Ltd.  58,900                                         2,364
      Hoya Corp.  13,000                                                   1,407
      Index Corp.  93                                                        536
      Japan Airlines System Corp.  209,000                                   623
      Japan Telecom Holdings Co. Ltd.  397                                   935
      Kappa Create Co. Ltd.  3,500                                           426
    o Kennedy-Wilson Japan  146                                              725
      Keyence Corp.  9,400                                                 2,257
      Koha Co. Ltd.  6,700                                                   276
      Komatsu Electronic Metals Co. Ltd.
      52,500                                                                 695
      Komatsu Ltd.  36,600                                                   209
      Matsui Securities Co. Ltd  15,800                                      521
      Meitec Corp.  79,000                                                 2,785
      Misumi Corp.  18,700                                                   661
      Mitsubishi Tokyo Financial Group, Inc.
      299                                                                  2,661
      Nakanishi, Inc.  5,000                                                 313
      Nidec Corp.  12,700                                                  1,371
      Nihon Dempa Kogyo Co. Ltd.  27,500                                     630
      Nikko Cordial Corp.  364,600                                         2,075
      Nintendo Co. Ltd.  6,100                                               576
      Nippon Broadcasting System, Inc.  2,550                                143
      Nitori Co. Ltd.  9,980                                                 645
      Nitto Denko Corp.  28,400                                            1,578
      NIWS Co. Ltd.  575                                                   1,860
      Nomura Holdings, Inc.  72,300                                        1,174
      Okinawa Cellular Telephone Co.  190                                  1,928
    o Olympus Optical Co. Ltd.  30,000                                       582
      Oracle Corp. Japan  10,100                                             568
      Orix Corp.  20,600                                                   2,184
      Park24 Co. Ltd.  15,100                                                510
    o Pasona, Inc.  50                                                       648
      Phoenix Electric Co. Ltd  16,900                                       660
      Pioneer Corp.  39,000                                                1,113
      Point, Inc.  64,560                                                  2,159
      Promise Co. Ltd.  20,500                                             1,356
      Sanei-International Co. Ltd.  39,920                                 2,026
      Sawai Pharmaceutical Co. Ltd.  10,500                                  399
      Seven-Eleven Japan Co. Ltd.  3,000                                     102
      Sharp Corp.  124,000                                                 2,236
      Shinsei Bank Ltd.  143,000                                             963
      Showa Shinku Co. Ltd.  42,800                                          911
      Sk-Electronics Co. Ltd.  131                                         1,804
      SMC Corp.  16,800                                                    1,926
      Sparx Asset Management Co. Ltd.  126                                   965
      Sugi Pharmacy Co. Ltd.  11,700                                         469
      Sumitomo Mitsui Financial Group, Inc.
      126                                                                    952
      Sumitomo Trust and Banking Co. Ltd.
      462,200                                                              2,781
      Sysmex Corp.  61,000                                                 1,622
    o Take and Give Needs Co. Ltd.  28                                       360
      Take and Give Needs Co. Ltd. W/I  128                                1,670
      Takeda Chemical Industries Ltd.  99,000                              3,992
      Tamron Co. Ltd.  29,400                                              1,492
      The Bank of Yokohama Ltd.  174,300                                     952
      The Fuji Fire & Marine Insurance Co. Ltd.
      9,500                                                                   24
      The Goodwill Group, Inc.  113                                          444
      Tokyo Broadcasting System, Inc.  25,300                                504
      Tokyu Corp.  146,100                                                   729
      Toto Ltd.  89,000                                                      952
    o UFJ Holdings, Inc.  127                                                786
      USS Co. Ltd.  5,630                                                    476
      Yamato Transport Co. Ltd.  39,400                                      599
                                                                         -------
                                                                          89,902
      MEXICO 2.4%
      --------------------------------------------------------------------------
      America Mobil SA de CV  1,024,600                                    1,734
    o Consorcio ARA SA de CV  111,200                                        302
    o Corporacion Geo SA, Series B  119,218                                  685


                                                         See financial notes. 55

SCHWAB INTERNATIONAL MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    * Fomento Economico Mexicano SA de CV
      44,300                                                               1,937
    * Grupo Aeroportuario del Sureste SA de CV
      23,858                                                                 466
 *(9) Grupo Televisa SA de CV  102,400                                     4,464
      Wal-Mart de Mexico SA de CV, Series V
      646,200                                                              1,890
                                                                         -------
                                                                          11,478
      NETHERLANDS 3.8%
      --------------------------------------------------------------------------
      AKZO Nobel N.V.  104,000                                             3,790
    o ASM Lithography Holding N.V.  98,500                                 1,568
    o ASML Holding N.V.  10,800                                              168
  (7) Euronext N.V.  161,800                                               4,707
      Fortis N.V.  126,920                                                 2,766
    o Heineken Holding N.V. Class A  65,000                                2,397
    o Koninklijke Ahold N.V.  87,200                                         675
      Ordina Beheer N.V.  120,478                                          1,336
    o Qiagen N.V.  27,700                                                    336
    o Versatel Telecom International N.V.
      232,102                                                                498
                                                                         -------
                                                                          18,241
      NORWAY 0.8%
      --------------------------------------------------------------------------
      Ekornes ASA  63,360                                                  1,275
    o Tandberg Television ASA  306,261                                     1,830
      Telenor ASA  140,600                                                   924
                                                                         -------
                                                                           4,029
      POLAND 0.1%
      --------------------------------------------------------------------------
      Bank Polska Kasa Opieki Grupa Pekao
      SA  16,900                                                             526

      PORTUGAL 0.3%
      --------------------------------------------------------------------------
      Impresa Sociedade Gestora de
      Participacoes SA  322,134                                            1,622

      RUSSIA 0.5%
      --------------------------------------------------------------------------
    * Lukoil Holding Co.  8,900                                              969
    * Mobile Telesystems  2,300                                              248
    * Sibneft  3,200                                                         100
    * Uralsvyazinform  163,505                                             1,194
                                                                         -------
                                                                           2,511
      SINGAPORE 1.9%
      --------------------------------------------------------------------------
      Accord Customer Care Solutions Ltd.
      4,836,000                                                            1,862
      Cosco Investments  2,813,520                                         1,240
      DBS Group Holdings Ltd.  117,200                                       985
      MFS Technology Ltd.  1,381,000                                         942
      Noble Group Ltd.  69,000                                               132
      Osim International Ltd.  423,600                                       291
      Singapore Airlines Ltd.  10,800                                         69
      Singapore Telecommunications Ltd.
      659,600                                                                907
      Unisteel Technology Ltd.  399,000                                      296
      United Overseas Bank Ltd.  238,000                                   1,916
      Venture International  53,000                                          595
                                                                         -------
                                                                           9,235
      SOUTH AFRICA 0.3%
      --------------------------------------------------------------------------
      Edgars Consolidated Stores Ltd.  26,000                                499
    o MTN Group Ltd.  152,500                                                638
      Network Healthcare Holdings Ltd.
      521,800                                                                371
                                                                         -------
                                                                           1,508
      SOUTH KOREA 2.1%
      --------------------------------------------------------------------------
      Hyundai Motor Co. Ltd.  28,600                                       1,091
    o Kookmin Bank  23,700                                                   885
    o Kumho Electric, Inc.  30,700                                         1,565
      Samsung Electronics Co. Ltd.  660                                      182
      Samsung Electronics Co. Ltd. Preffered
      7,060                                                                3,351
      SK Telecom Co. Ltd.  19,200                                          3,273
                                                                         -------
                                                                          10,347
      SPAIN 1.7%
      --------------------------------------------------------------------------
      Aldeasa SA  37,491                                                   1,083
      Altadis SA  26,004                                                     735
      Banco Popular Espanol SA  14,100                                       778
      Grupo Ferrovial SA  19,300                                             770
      Inditex SA  18,100                                                     393
      Prisa-Promotora de Informaciones SA
      87,800                                                               1,565
      Repsol YPF  71,000                                                   1,495
      Telefonica SA  94,553                                                1,407
                                                                         -------
                                                                           8,226


56 See financial notes.

   SCHWAB INTERNATIONAL MARKETMASTERS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SWEDEN 1.1%
      --------------------------------------------------------------------------
    o Ericsson Telefonab LM AB, Class B
      618,000                                                              1,675
   *o Erricson Telefonab LM SP  35,900                                       958
      Gunnebo AB  20,000                                                     484
    o Oriflame Cosmetics SA  2,000                                            62
    o Q-Med AB  67,999                                                     1,949
    o Transcom WorldWide SA  66,265                                          260
                                                                         -------
                                                                           5,388
      SWITZERLAND 8.9%
      --------------------------------------------------------------------------
    o Actelion Holdings Ltd.  4,900                                          538
      Clariant AG  133,605                                                 1,695
      Credit Swisse Group  108,300                                         3,817
      Givaudan AG  7,050                                                   3,507
      Julius Baer Holding AG, Class B  2,640                                 713
    o Logitech International SA  12,850                                      557
      Lonza Group AG  75,400                                               3,640
    o Micronas Semiconductor Holding AG
      7,883                                                                  367
  (1) Nestle SA  27,657                                                    6,996
      Novartis AG  94,500                                                  4,213
    o PubliGroupe SA  2,806                                                  901
    o Roche Holding AG Genusschein  13,400                                 1,405
      Schweizerische Rueckversicherung
      9,300                                                                  612
      Serono SA, Class B  3,699                                            2,217
    o SEZ Holding AG  57,250                                               1,828
      Swatch Group AG  15,700                                              2,086
      Syngenta AG  31,700                                                  2,537
  (4) United Bank of Switzerland AG  81,550                                5,796
                                                                         -------
                                                                          43,425
      TAIWAN 2.3%
      --------------------------------------------------------------------------
    o Career Technology (MFG.) Co. Ltd.
      807,000                                                              1,482
      Chicony Electronics Co. Ltd.  402,000                                  793
    * Chunghwa Telecom Co. Ltd.  55,400                                      924
    o Eva Airways Corp.  927,015                                             378
      Hon Hai Precision Industry Co. Ltd.
      197,000                                                                777
    o King Yuan Electronics Co. Ltd.
      1,135,000                                                            1,401
      MediaTek, Inc.  45,000                                                 429
      Min Aik Technology Co. Ltd.  340,000                                   742
      Novatek Microelectronics Corp. Ltd.
      197,000                                                                777
      Optimax Technology Corp.  403,000                                    1,674
      Optimax Technology Rights  28,665                                       --
    o Powertech Technology, Inc.  682,000                                  1,314
      Premier Image Technology Corp.
      165,000                                                                263
      Quanta Computer, Inc.  171,400                                         361
                                                                         -------
                                                                          11,315
      THAILAND 0.7%
      --------------------------------------------------------------------------
      Advanced Info Service Public Co. Ltd.
      37,300                                                                  82
    o Bangkok Bank Public Co. Ltd.  203,800                                  499
      Banpu Public Co. Ltd.  282,100                                         917
      Land and House Public Co. Ltd.
      1,330,100                                                              369
      The Siam Industrial Credit Public Co. Ltd.
      3,768,200                                                              659
      Tisco Financial Public Co. Ltd.  379,900                               280
    o Total Access Communication Public Co.
      Ltd.  183,000                                                          461
                                                                         -------
                                                                           3,267
      TURKEY 0.3%
      --------------------------------------------------------------------------
    * Dogan Yayin Holding A/S  148,952,595                                   496
      Enka Insaat ve Sanayi A/S  23,617,936                                  458
      Otokar Otobus Karoseri Sanayi A/S
      116,598,138                                                            559
                                                                         -------
                                                                           1,513
      UNITED KINGDOM 16.8%
      --------------------------------------------------------------------------
      3I Group PLC  53,400                                                   571
    o Acambis PLC  67,700                                                    382
      Aegis Group PLC  968,000                                             1,549
      Allied Domecq PLC  44,553                                              355
      Associated British Ports Holdings PLC
      382,500                                                              2,991
      BG Group PLC  439,200                                                2,537
      BP PLC  66,200                                                         572
  (8) British Sky Broadcasting Group PLC
      383,898                                                              4,534
 (10) Cadbury Schweppes PLC  557,800                                       4,437
      Capital Group PLC  194,600                                           1,070


                                                         See financial notes. 57

SCHWAB INTERNATIONAL MARKETMASTERS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Carnival PLC  26,000                                                 1,165
    o Cattles PLC  81,600                                                    502
      Compass Group PLC  528,300                                           3,326
    o CSR PLC  219,314                                                     1,015
  (2) Diageo PLC  474,100                                                  6,360
    o Enodis PLC  1,515,000                                                2,472
      French Connection Group PLC  198,642                                 1,562
      Galen Holdings PLC  45,600                                             645
  (5) GlaxoSmithKline PLC  252,000                                         5,215
      HBOS PLC  169,300                                                    2,193
      Imperial Chemical Industries PLC
      457,060                                                              1,777
      ITV PLC  1,238,802                                                   2,713
      J. Sainsbury PLC  198,000                                              978
      Kesa Electricals PLC  130,160                                          651
      Kingfisher PLC  427,863                                              2,149
      Man Group PLC  34,900                                                1,045
      Marks & Spencer Group PLC  450,900                                   2,209
      McCarthy & Stone PLC  37,600                                           384
      Michael Page Group PLC  1,097,500                                    3,372
    o Mothercare PLC  172,808                                              1,033
    o Orascom Telecommunications  47,500                                     443
      Pearson PLC  23,700                                                    277
      Premier Farnell PLC  163,200                                           729
      Reckitt Benkiser PLC  78,497                                         2,041
      Reed Elsevier PLC  430,000                                           4,003
      RTL Group SA  7,960                                                    487
      Savills PLC  118,029                                                   996
      Signet Group PLC  1,340,000                                          2,751
      Smith & Nephew PLC  158,900                                          1,613
      Standard Chartered PLC  110,000                                      1,686
  (6) Tesco PLC  1,135,000                                                 5,007
      Whatman PLC  137,084                                                   492
    o Wolfson Microelectronics PLC  330,185                                1,556
                                                                         -------
                                                                          81,845

      SECURITY                                      FACE AMOUNT         VALUE
        RATE, MATURITY DATE                         ($ x 1,000)      ($ x 1,000)
      SHORT-TERM INVESTMENTS 0.3% of net assets

      U.S. GOVERNMENT SECURITIES 0.3%
      --------------------------------------------------------------------------
    = U.S. Treasury Bills
         0.92%, 06/17/04                                  1,500            1,498

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENTS 8.1% of net assets

      OTHER INVESTMENT COMPANIES 7.0%
      --------------------------------------------------------------------------
      Provident Institutional Funds--
      TempCash  9,713,161                                                  9,713
      Provident Institutional Funds--
      TempFund  24,346,247                                                24,347
                                                                         -------
                                                                          34,060
      OTHER 1.1%
      --------------------------------------------------------------------------
      PNC Bank--Money Market
      Account  5,061,008                                                   5,061

END OF INVESTMENTS.


58 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND

In addition to the above, the fund held the following at 4/30/04.
All numbers x 1,000.

FOREIGN CURRENCY CONTRACTS

                                           Amount of                                      Amount of
                     Currency to          Currency to            Currency to             Currency to         Unrealized
Expiration Date      be Received          be Received            be Delivered            be Delivered      Gains/(Losses)
05/03/2004          U.S. Dollars                   77         Australian Dollars                  107                 --
05/03/2004          U.S. Dollars                   17         European Euro                        14                 --
05/03/2004          European Euro                  99         U.S. Dollars                        118                  1
05/04/2004          U.S. Dollars                  304         Australian Dollars                  424                 (2)
05/04/2004          U.S. Dollars                   37         European Euro                        31                 --
05/04/2004          British Pounds                 30         U.S. Dollars                         53                 --
05/04/2004          European Euro                 100         U.S. Dollars                        119                 --
05/04/2004          British Pounds                 14         U.S. Dollars                         25                 --
05/04/2004          European Euro                   2         U.S. Dollars                          2                 --
05/04/2004          Thailand Bhat                 498         U.S. Dollars                         13                 --
05/05/2004          U.S. Dollars                   16         Australian Dollars                   22                 --
05/05/2004          U.S. Dollars                   18         European Euro                        15                 --
05/05/2004          British Pounds                231         U.S. Dollars                        410                 (1)
05/05/2004          European Euro                 239         U.S. Dollars                        286                 --
05/06/2004          Japanese Yen               49,888         U.S. Dollars                        455                 (3)
05/06/2004          British Pounds                  7         U.S. Dollars                         12                 --
05/06/2004          Japanese Yen                4,411         U.S. Dollars                         40                 --
05/06/2004          Thailand Bhat                  63         U.S. Dollars                         16                 --
05/07/2004          Japanese Yen               30,242         U.S. Dollars                        275                 (1)
05/10/2004          Japanese Yen               24,943         U.S. Dollars                        226                 --
                                                                                                                  ------
                                                                                                                      (6)


                                                         See financial notes. 59

SCHWAB INTERNATIONAL MARKETMASTERS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004, unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $496,712 a
Foreign currency                                                            280 b
Receivables:
   Fund shares sold                                                       1,472
   Dividends                                                              1,503
   Foreign tax reclaims                                                     238
   Investments sold                                                       8,336
Unrealized appreciation on foreign currency contracts                         1
Prepaid expenses                                                    +       109
                                                                    ------------
TOTAL ASSETS                                                            508,651

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     177
   Investments bought                                                    22,064
   Due to brokers for futures                                                70
   Investment adviser and administrator fees                                 32
   Transfer agency and shareholder service fees                               6
   Withholding taxes                                                          1
Unrealized depreciation on foreign currency contracts                         7
Accrued expenses                                                    +       126
                                                                    ------------
TOTAL LIABILITIES                                                        22,483

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            508,651
TOTAL LIABILITIES                                                   -    22,483
                                                                    ------------
NET ASSETS                                                             $486,168

NET ASSETS BY SOURCE
Capital received from investors                                         506,464
Distributions in excess of net investment income                           (699)
Net realized capital losses                                             (82,695) c
Net unrealized capital gains                                             63,098 c

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                      SHARES
SHARE CLASS            NET ASSETS       /        OUTSTANDING        =        NAV
Investor Shares          $465,788                     35,365              $13.17
Select Shares             $20,380                      1,547              $13.18

  Unless stated, all numbers x 1,000.

a The fund paid $433,556 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                     $293,749
    Sales/maturities              $152,422

b The fund paid $280 for these currencies.

c These derive from investments, foreign currency transactions and futures. As of the report date, the fund has thirty-five open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate net contract value of $9,678 and a net unrealized loss of $51.

FEDERAL TAX DATA
-----------------------------------------------
PORTFOLIO COST                        $436,404

NET UNREALIZED GAINS AND LOSSES:
Gains                                  $68,226
Losses                            +     (7,918)
                                  -------------
                                       $60,308
AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                         $1,008
Long-term capital gains                    $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                 Loss amount:
  2009                                 $40,326
  2010                                  53,351
  2011                            +      3,747
                                  -------------
                                       $97,424


60 See financial notes.

SCHWAB INTERNATIONAL MARKETMASTERS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $3,064 a
Interest                                                             +        4
                                                                     ----------
TOTAL INVESTMENT INCOME                                                   3,068

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                   16,923
Net realized losses on foreign currency transactions                       (539)
Net realized gains on futures sold                                   +      734
                                                                     ----------
NET REALIZED GAINS                                                       17,118

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      16,504
Net unrealized losses on foreign currency transactions                      (52)
Net unrealized losses on futures contracts                           +     (194)
                                                                     ----------
NET UNREALIZED GAINS                                                     16,258

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 2,761 b
Transfer agent and shareholder service fees:
   Investor Shares                                                          491 c
   Select Shares                                                              2 c
Trustees' fees                                                                3 d
Custodian and portfolio accounting fees                                     372
Professional fees                                                            22
Registration fees                                                            14
Shareholder reports                                                          52
Other expenses                                                       +       15
                                                                     ----------
Total expenses                                                            3,732
Expense reduction                                                    -      479 e
                                                                     ----------
NET EXPENSES                                                              3,253

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   3,068
NET EXPENSES                                                         -    3,253
                                                                     ----------
NET INVESTMENT LOSS                                                        (185)
NET REALIZED GAINS                                                       17,118 f
NET UNREALIZED GAINS                                                 +   16,258 f
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $33,191

  Unless stated, all numbers x 1,000.

a An additional $442 was withheld for foreign taxes.

b Calculated as 1.40% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.15% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $478 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005 for Investors Shares and February 28, 2006 for Select Shares, as follows:

                                    % OF AVERAGE
  SHARE CLASS                   DAILY NET ASSETS
  ----------------------------------------------
  Investor Shares                           1.65
  Select Shares                             1.47

  This limit doesn't include interest, taxes and certain non-routine expenses.

f These add up to a net gain on investments of $33,376


                                                         See financial notes. 61

SCHWAB INTERNATIONAL MARKETMASTERS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report period. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment income or loss                         ($185)               $740
Net realized gains or losses                         17,118              (6,081)
Net unrealized gains                        +        16,258              80,329
                                            ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                      33,191              74,988

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                       1,007                  14
Select Shares                               +            --                  --
                                            ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $1,007                 $14 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 11/1/03-4/30/04             11/1/02-10/31/03
                             SHARES           VALUE       SHARES          VALUE
SHARES SOLD
Investor Shares              13,318        $173,530        6,539        $66,048
Select Shares            +    1,550          21,012           --             --
                         -------------------------------------------------------
TOTAL SHARES SOLD            14,868        $194,542        6,539        $66,048

SHARES REINVESTED
Investor Shares                  77            $938            2            $13
Select Shares            +       --              --           --             --
                         -------------------------------------------------------
TOTAL SHARES REINVESTED          77            $938            2            $13

SHARES REDEEMED
Investor Shares              (3,306)       ($43,442)      (4,801)      ($44,770)
Select Shares            +       (3)            (43)          --             --
                         -------------------------------------------------------
TOTAL SHARES REDEEMED        (3,309)       ($43,485)      (4,801)      ($44,770) b

NET TRANSACTIONS IN
FUND SHARES                  11,636        $151,995        1,740        $21,291

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                 11/1/03-4/30/04             11/1/02-10/31/03
                             SHARES      NET ASSETS       SHARES     NET ASSETS
Beginning of period          25,276        $301,989       23,536       $205,724
Total increase           +   11,636         184,179        1,740         96,265 c
                         -------------------------------------------------------
END OF PERIOD                36,912        $486,168       25,276       $301,989 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions paid for the prior period are:

  Ordinary income             $14
  Long-term capital gains     $--

b The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchases:

  CURRENT PERIOD
  Investor Shares             $52
  Select Shares         +      --
                        ---------
  TOTAL                       $52

  PRIOR PERIOD
  Investor Shares             $52
  Select Shares         +      --
                        ---------
  TOTAL                       $52

  Dollar amounts are net of the redemption fees.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributions in excess of net investment income in the amount of $699 at the end of the current period and undistributed net investment income in the amount of $493 at the end of the prior period.


62 See financial notes.

SCHWAB MARKETMASTERS FUNDS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

Prior to June 3, 2002, each fund invested in a mix of actively managed mutual funds. The transition to their current names and multi-manager strategy began on June 3, 2002.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund
   Schwab Total Stock Market Index Fund
   Schwab International Index Fund
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund
   Schwab Balanced MarketMasters Fund
   Schwab Small-Cap MarketMasters Fund
   Schwab International MarketMasters Fund
   Schwab Core Equity Fund
   Schwab Dividend Equity Fund
   Schwab Small-Cap Equity Fund
   Schwab Hedged Equity Fund
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

SCHWAB INTERNATIONAL MARKETMASTER FUND OFFERS TWO SHARE CLASSES: Investor Shares and Select Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab U.S. MarketMaster Fund, Schwab Balanced MarketMaster Fund and Small-Cap MarketMaster Fund each offers one share class.

Shares are bought and sold at net asset value (NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the funds could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in

SCHWAB MARKETMASTERS FUNDS

trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the funds must give the broker a deposit of cash and/or securities (the "initial margin") whenever they enter into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The funds record the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELLING SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE SCHWAB BALANCED MARKETMASTERS FUND AND SCHWAB INTERNATIONAL MARKETMASTERS FUND INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Similar to futures, forwards are agreements directly between two parties, however forwards are not publicly traded.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the terms of the swap are specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six month period.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

The Credit Swap or "Credit Default Swap" is a bilateral financial contract in which one counterparty (the Protection Buyer) pays a periodic fee, typically expressed in basis points on the notional amount, in return for a Contingent Payment by the Protection Seller following a Credit Event of a Reference Entity.

SCHWAB MARKETMASTERS FUNDS

The definitions of a Credit Event and the settlement mechanism used to determine the Contingent Payment are flexible and determined by negotiation between the counterparties at the inception of the transaction.

THE FUNDS ARE AUTHORIZED TO WRITE AND PURCHASE PUT AND CALL OPTIONS. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a fund pays a premium whether or not the option is exercised. The funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist.

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

The adviser is responsible for compensating each fund's investment managers.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales, foreign currency transactions and paydown gains and losses.

SCHWAB MARKETMASTERS FUNDS

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO QUOTED VALUE IS READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the funds' Board of Trustees.

- BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SWAP AGREEMENTS: each open contract is valued at fair value using guidelines adopted by the funds' Board of Trustees, using a formula that varies with the specific terms of the agreement.

- OPTIONS: open contracts are valued at their last quoted sale price or in the case of swaptions (options on swaps) at fair value, that varies with the specific terms of the underlying swap agreement.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued or dividends paid on securities sold short are recorded as an expense on the fund's records.

OPTIONS purchased are recorded as assets and written options are recorded as liabilities to the extent of premiums paid or received. Each fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

SWAP premiums paid are recorded as assets and premiums received are recorded as liabilities.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain

SCHWAB MARKETMASTERS FUNDS

foreign security dividends on the day they learn of the ex-dividend date.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB MARKETMASTERS FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 4/30/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chair, Trustee:              Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc. Charles
7/29/37                Family of Funds, 1989;       Schwab Investment Management, Inc., Charles Schwab Holdings (UK); CEO,
                       Investments, 1991;           Director, Charles Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings,
                       Capital Trust, 1993;         Inc. I, Schwab International Holdings, Inc.; Director, U.S. Trust Corp.,
                       Annuity Portfolios, 1994.    United States Trust Co. of New York, Siebel Systems (software), Xsign, Inc.
                                                    (electronic payment systems); Trustee, Stanford University. Until 5/04:
                                                    Director, The Gap, Inc. (clothing retailer). Until 2003: Co-CEO, The Charles
                                                    Schwab Corp. Until 2002: Director, Audiobase, Inc. (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch PLC
                                                    (telecommunications). Until 7/01: Director, The Charles Schwab Trust Co.;
                                                    TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETMASTERS FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1       2003 (all trusts).           Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The Charles Schwab
3/21/54                                             Corporation. Until 1999: EVP, The Charles Schwab Corporation. Director, Wal-Mart
                                                    Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1,2   2002 (all trusts).           EVP, Asset Management Products and Services, Charles Schwab & Co., Inc. Until
2/22/55                                             9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD         MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK        President, CEO               President, CEO, Charles Schwab Investment Management, Inc; EVP, Charles Schwab &
7/25/54                (all trusts).                Co., Inc.; Director, Charles Schwab Worldwide Funds PLC, Charles Schwab Asset
                                                    Management (Ireland) Ltd. Until 9/02: President, CIO, American Century
                                                    Investment Management; Director, American Century Cos., Inc. Until 6/01: CIO,
                                                    Fixed Income, American Century Cos., Inc. Until 1997: SVP, Director, Fixed
                                                    Income and Quantitative Equity Portfolio Management, Twentieth Century
                                                    Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG          Treasurer, Principal         SVP, CFO, Charles Schwab Investment Management, Inc.; SVP, The Charles Schwab
3/7/51                 Financial Officer            Trust Co.; Director, Charles Schwab Asset Management (Ireland) Ltd., Charles
                       (all trusts).                Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment        SVP, Chief Investment Officer, Director, Charles Schwab Investment Management,
4/5/55                 Officer (all trusts).        Inc.; CIO, The Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).      SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab Investment
3/13/61                                             Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S. Securities and
                                                    Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

2 Effective June 8, 2004, Jeffrey Lyons resigned as trustee from each of the trusts.

SCHWAB MARKETMASTERS FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).           Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America First Cos.,
8/13/60                                             (venture capital/fund management), Redwood Trust, Inc. (mortgage finance),
                                                    Stanford Hospitals and Clinics, SRI International (research), PMI Group, Inc.
                                                    (mortgage insurance), Lucile Packard Children's Hospital, Laudus Trust, Laudus
                                                    Variable Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                    University. Until 2002: Director, LookSmart, Ltd. (Internet infrastructure).
                                                    Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;       CEO, Dorward & Associates (corporate management, marketing and communications
9/23/31                Investments, 1991;           consulting). Until 1999: EVP, Managing Director, Grey Advertising.
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).           Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                            (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties
                                                    (commercial real estate), Stratex Corp. (network equipment); Public Governor,
                                                    Laudus Trust, Laudus Variable Insurance Trust; Member, executive committee,
                                                    Pacific Stock & Options Exchange. Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998: Dean, Haas School of Business, University of
                                                    California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;       Chair, CEO, Director, Semloh Financial, Inc. (international financial services
5/15/31                Investments, 1991;           and investment advice).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).           Chair, CEO, Founder, Smith Graham & Co. (investment advisors); Trustee, Rorento
9/28/50                                             N.V. (investments -- Netherlands), Cooper Industries (electrical products, tools and hardware); Member, audit committee, Northern Border Partners, L.P. (energy).
                                                    Until 2002: Director, Pennzoil-Quaker State Co. (oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;       Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chair, CEO,
6/28/38                Investments, 1991;           North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;       Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and investments).
8/18/43                Investments, 1991;
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

SCHWAB MARKETMASTERS FUNDS

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3
Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13563-06

SCHWAB MARKETTRACK PORTFOLIOS(R)

      SEMIANNUAL REPORT
      April 30, 2004

      Schwab MarketTrack
      All Equity Portfolio(TM)

      Schwab MarketTrack
      Growth Portfolio(TM)

      Schwab MarketTrack
      Balanced Portfolio(TM)

      Schwab MarketTrack
      Conservative Portfolio(TM)


                                                           [CHARLES SCHWAB LOGO]

Four portfolios that combine the power of indexing with the benefits of asset allocation.

   IN THIS REPORT

     Management's Discussion ..............................................   2
        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance .............................   5

     Schwab MarketTrack All Equity Portfolio
        Ticker Symbol: SWEGX

        The portfolio seeks high capital growth through an all-stock portfolio.

        Performance and Fund Facts ..........................   6
        Financial Statements ................................  14

     Schwab MarketTrack Growth Portfolio
        Ticker Symbol: SWHGX

        The portfolio seeks high capital growth with less volatility than an all-stock portfolio.

        Performance and Fund Facts ..........................   8
        Financial Statements ................................  19

     Schwab MarketTrack Balanced Portfolio
        Ticker Symbol: SWBGX

        The portfolio seeks both capital growth and income.

        Performance and Fund Facts ..........................  10
        Financial Statements ................................  31

     Schwab MarketTrack Conservative Portfolio
        Ticker Symbol: SWCGX

        The portfolio seeks income and more growth potential than an all-bond portfolio.

        Performance and Fund Facts ..........................  12
        Financial Statements ................................  43

     Financial Notes ......................................................  55

     Fund Trustees ........................................................  59

     Glossary .............................................................  62

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

When I look at the current economic trends, I see a lot of positive indicators. Corporate profits, revenues, capital spending and the employment numbers have been strong. With the GDP and capital spending also strong, we seem to be in the early stages of what could be a long-term economic recovery. However, even though stock market and economic cycles have historically been in synch, this now seems to be less certain.

The stock market, reflecting the uncertainty around the globe, has become increasingly volatile. Whether it's the war in Iraq or global terrorism, investors are exposed to frightening images over and over again throughout the day. This may play on investors' emotions, potentially contributing to the market's recent volatility.

Given this, and because it can be so difficult to fight your emotions, I believe it's more important than ever to stay diversified. By being diversified across and within all asset classes, you have an "all-weather" portfolio that can offer you some balance in any market climate. There are very obvious reasons why diversification is useful, but what I believe is its understated beauty is that it gives many of you the discipline you need to stick with a well thought out strategy.

I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe that mutual funds are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in the stock markets, this is perhaps more important than ever.

Overall, despite the likelihood of short-term market volatility, I maintain complete faith in the strength of the U. S. economy. I always have believed and continue to believe that the stock market is the best place for long-term investing, and that with a wise investing plan--and a well diversified portfolio--you will be well-positioned to meet your financial goals.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended April 30, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The stock market's continued recovery during the report period was welcome news to long-term investors, especially those of you who had suffered through declining share prices before then.

For years, investors sold stocks and stock mutual funds when the economy was weak or when geopolitical tensions heightened, despite the fact that stock and fund prices often were relatively cheap during those dark hours. Over the past year, however, I've spoken with many individual investors who benefited from sticking with their long-term asset-allocation plans. As a result, they were able to participate in the past year's stock market gains. They learned how difficult it is to successfully "time the market" and determine when to "be in cash." Many have given up this chase altogether and have benefited both financially and emotionally.

Given the ongoing geopolitical situation, however, it's quite understandable that many investors are nervous, and some are again acting more on their emotions than on sound investment principles. When you invest in SchwabFunds(R), you can be assured that our portfolio managers understand your concerns and are diligent in their approach to the investment process. Key to this is their knowledge of and adherence to each fund's objective and their vigilant focus on remaining true to it. In short, each of our portfolio manager's responsibility is to remain consistent in implementing their investment strategies, despite the market's fluctuations.

There's one more thing I want to address in this letter and that is, as of July 19, 2004, following a distinguished ten-year career at Schwab, Geri Hom, senior portfolio manager, has decided to retire. Jeff Mortimer, senior vice-president and chief investment officer, equities of Charles Schwab Investment Management, Inc., assumes Geri's responsibilities for overall management of the funds.

I expect these changes to be seamless to our shareholders, as SchwabFunds(R) has been and will continue to be managed by teams of seasoned professionals, who remain committed to their investing styles. We thank you for your trust in us as we help you reach your long- or short-term financial goals.

Sincerely,

/s/ Randall W. Merk


2 Schwab MarketTrack Portfolios

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]


GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

KIMON DAIFOTIS, CFA, a senior vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 18 years in research and asset management.

THE ECONOMY AND THE MARKET

The economy, which had improved during the second half of 2003, picked up steam at the end of the year and continued to show signs of recovery through the current report period of November 1, 2003 through April 30, 2004. The securities market reflected the positive news through first-quarter 2004. During that time, the market started to bounce around a little, as evidenced by the volatility in the S&P 500(R) Index in February and March. Toward the end of the report period, in late April, the market fell precipitously and many of the funds' 2004 gains were lost. Nonetheless, its earlier performance was strong enough to push the broader market up 6.27% for the report period, as measured by the S&P 500(R) Index.

While the economy officially emerged from recession in 2001, the recovery didn't fully materialize until 2003. And it wasn't until late in 2003 when investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth. Capital spending showed signs of life amid rising corporate profits.

The economy continued to expand in 2004. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise, despite a mid-quarter pause in the upward trend in consumer confidence, and higher commodity prices were holding. Mortgage refinancing activity, while still significant, started to show signs of waning as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid growth.

On the currency front, the dollar rebounded from its lows, due to two reasons. First, the U. S. economy grew more than most other countries' economies did. The second reason is the expectation that interest rates will rise, which has served to stimulate inflows of foreign capital.

The Federal Reserve (Fed) left interest rates unchanged during the period. Inflation began to accelerate, alleviating Fed fears of possible deflation. Consequent expectations that the Fed would soon begin to raise interest rates weighed on markets toward the end of the period. Nevertheless, economic fundamentals remained sound. With delayed job growth underway, the economy was improving on all fronts. Strong


                                                 Schwab MarketTrack Portfolios 3

MANAGEMENT'S DISCUSSION continued

      With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq.

personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq. Business profits exhibited another strong quarterly gain and investment in equipment and inventories remained healthy. In sum, it appeared that the economy, indeed, was back on track.

THE FUNDS

The equities market started off strong at the beginning of the period that ran from November 1, 2003 through April 30, 2004. Toward the middle of first-quarter 2004, however, the market, as evidenced by the S&P 500(R) Index, became fairly volatile and bounced around until the end of April, when it dropped precipitously, giving up some of its earlier gains. Nonetheless, performance of all of the Market Track portfolios was positive over the report period, closely tracking their benchmark.

The S&P 500(R) Index closed at 1107.30, up 6.27% for the period. First-quarter earnings came in very strong. As of the end of April, 410 of the 500 companies in the index had reported earnings, which were an average 8.4% higher than analysts' estimates.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 6.27%  S&P 500(R) INDEX: measures U.S. large-cap stocks

 6.54%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

12.39% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

 1.25%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

 0.43% THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

[LINE GRAPH]

                    Lehman Brothers                                Russell                                     Three-Month
                     U.S. Aggregate         MSCI-EAFE(R)           2000(R)            S&P 500(R)              U.S. Treasury
                       Bond Index              Index                Index               Index                Bills (T-Bills)
31-Oct-03                 0.00                  0.00                 0.00                0.00                      0.00
07-Nov-03                -0.63                  0.78                 2.82                0.29                      0.02
14-Nov-03                 0.61                  1.80                 0.94                0.08                      0.04
21-Nov-03                 0.86                  0.15                -0.38               -1.34                      0.06
28-Nov-03                 0.24                  2.22                 3.55                0.88                      0.08
05-Dec-03                 0.95                  4.70                 2.14                1.24                      0.09
12-Dec-03                 0.97                  5.04                 3.80                2.48                      0.11
19-Dec-03                 1.50                  6.46                 3.68                3.90                      0.13
26-Dec-03                 1.53                  7.84                 5.21                4.59                      0.15
02-Jan-04                 0.81                 10.98                 6.40                5.85                      0.13
09-Jan-04                 2.16                 13.86                 9.14                7.16                      0.15
16-Jan-04                 2.46                 12.31                12.04                8.89                      0.17
23-Jan-04                 2.33                 15.01                13.13                9.07                      0.19
30-Jan-04                 2.07                 11.77                10.24                8.12                      0.20
06-Feb-04                 2.35                 13.33                10.89                9.26                      0.22
13-Feb-04                 2.80                 15.41                11.12                9.63                      0.24
20-Feb-04                 2.64                 15.13                10.13                9.49                      0.25
27-Feb-04                 3.18                 14.35                11.23                9.62                      0.27
05-Mar-04                 3.85                 16.17                13.90               10.80                      0.28
12-Mar-04                 4.12                 11.07                10.77                7.38                      0.30
19-Mar-04                 4.07                 13.01                 8.49                6.36                      0.32
26-Mar-04                 3.88                 12.52                 8.91                6.20                      0.34
02-Apr-04                 2.72                 16.39                14.78                9.47                      0.36
09-Apr-04                 2.62                 16.44                13.73                9.27                      0.37
16-Apr-04                 2.03                 15.04                10.99                8.83                      0.39
23-Apr-04                 1.51                 14.61                12.39                9.42                      0.41
30-Apr-04                 1.25                 12.39                 6.54                6.27                      0.43

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


4 Schwab MarketTrack Portfolios

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB MARKETTRACK
ALL EQUITY PORTFOLIO ................    7.04%
Benchmark ...........................    7.30%

Performance Details .................   page 6

SCHWAB MARKETTRACK
GROWTH PORTFOLIO ....................    5.70%
Benchmark ...........................    6.09%

Performance Details .................   page 8

SCHWAB MARKETTRACK
BALANCED PORTFOLIO ..................    4.46%
Benchmark ...........................    4.66%

Performance Details .................  page 10

SCHWAB MARKETTRACK
CONSERVATIVE PORTFOLIO ..............    3.29%
Benchmark ...........................    3.49%

Performance Details .................  page 12

In terms of performance, the top industry, as measured by the S&P 500(R) Index was energy, up 22.44% for the period, due in part to the soaring price of a barrel of oil. Coming in a close second was telecommunications services, which was up 12.38%, followed by the consumer staples industry, which grew 10.42%. The worst performing industry was information technology, which was down 3.96%.

Although bonds didn't fare nearly as well as equities, performance was still positive, up 1.25%, as measured by the Lehman Brothers Aggregate Index. This differential is not unusual, given that we appeared to be in the midst of an economic recovery during the period. When the economy is strong and job growth is robust, investors expect to see inflation, which leads to higher interest rates and ultimately brings down prices for bonds.

THE SCHWAB MARKET TRACK ALL EQUITY PORTFOLIO was the top performer of the four funds, largely due to its allocation to the equity groups that saw the biggest returns. Performance for the period was up 7.04%, closely tracking its benchmark. The fund's 30% allocation to international stocks, along with its 25% allocation to small-cap stocks, which led the market for most of the report period, were key to strong performance.

THE SCHWAB MARKET TRACK GROWTH PORTFOLIO also did well. It was up 5.70%, closely tracking its benchmark. Fund performance was helped by exposure to the strong performing international sector and small-cap stocks. The difference in the fund's performance compared to the All Equity Portfolio was due to its fixed-income allocation.

THE SCHWAB MARKET TRACK BALANCED PORTFOLIO and the SCHWAB MARKET TRACK CONSERVATIVE PORTFOLIO, with even greater exposure to fixed income, came in third and fourth, respectively. Nonetheless, they both were up for the report period. The balanced fund, with 35% allocated to bonds, was up 4.46%, while the conservative portfolio, with 55% of the fund in fixed-income, was up 3.29%.

  All portfolio and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the portfolios' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares. Small company stocks are subject to greater volatility than other asset categories. Foreign securities can involve risks such as political and economic instability and currency risk.

  Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


                                                 Schwab MarketTrack Portfolios 5

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                  Benchmark:      Fund Category:
                                                  ALL EQUITY       MORNINGSTAR
                                                  COMPOSITE         LARGE-CAP
                                   PORTFOLIO        INDEX             BLEND
6 MONTHS                               7.04%           7.30%           5.47%
1 YEAR                                29.91%          30.40%          21.73%
5 YEARS                               -0.08%           1.91%          -1.84%
SINCE INCEPTION: 5/19/98               1.39%            n/a            0.91%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and an additional index.

$10,854  PORTFOLIO
$11,828  ALL EQUITY COMPOSITE INDEX
$10,787  S&P 500(R) INDEX

[LINE GRAPH]

                                          All Equity
                                          Composite          S&P 500(R)
                     Portfolio              Index              Index
20-May-98             $10,000                                 $10,000
31-May-98              $9,850              $10,000             $9,751
30-Jun-98             $10,050              $10,112            $10,147
31-Jul-98              $9,810               $9,895            $10,039
31-Aug-98              $8,330               $8,339             $8,590
30-Sep-98              $8,610               $8,574             $9,140
31-Oct-98              $9,280               $9,139             $9,883
30-Nov-98              $9,800               $9,649            $10,482
31-Dec-98             $10,303              $10,165            $11,086
31-Jan-99             $10,483              $10,335            $11,549
28-Feb-99             $10,041               $9,912            $11,190
31-Mar-99             $10,383              $10,224            $11,638
30-Apr-99             $10,896              $10,761            $12,088
31-May-99             $10,664              $10,609            $11,803
30-Jun-99             $11,197              $11,181            $12,458
31-Jul-99             $11,137              $11,111            $12,069
31-Aug-99             $11,056              $10,990            $12,009
30-Sep-99             $11,006              $10,869            $11,680
31-Oct-99             $11,539              $11,273            $12,419
30-Nov-99             $11,971              $11,818            $12,672
31-Dec-99             $12,885              $12,870            $13,418
31-Jan-00             $12,162              $12,346            $12,744
29-Feb-00             $12,498              $12,935            $12,503
31-Mar-00             $13,159              $13,476            $13,726
30-Apr-00             $12,610              $12,902            $13,313
31-May-00             $12,223              $12,550            $13,040
30-Jun-00             $12,752              $13,074            $13,362
31-Jul-00             $12,386              $12,812            $13,154
31-Aug-00             $13,098              $13,549            $13,971
30-Sep-00             $12,477              $13,032            $13,233
31-Oct-00             $12,274              $12,757            $13,177
30-Nov-00             $11,378              $11,864            $12,139
31-Dec-00             $11,736              $12,396            $12,198
31-Jan-01             $11,996              $12,674            $12,632
28-Feb-01             $10,967              $11,732            $11,480
31-Mar-01             $10,302              $10,991            $10,752
30-Apr-01             $11,081              $11,818            $11,587
31-May-01             $11,061              $11,848            $11,665
30-Jun-01             $10,925              $11,662            $11,381
31-Jul-01             $10,655              $11,402            $11,270
31-Aug-01             $10,187              $10,926            $10,564
30-Sep-01              $9,179               $9,799             $9,711
31-Oct-01              $9,418              $10,108             $9,896
30-Nov-01             $10,000              $10,738            $10,655
31-Dec-01             $10,205              $11,009            $10,749
31-Jan-02              $9,887              $10,757            $10,592
28-Feb-02              $9,728              $10,612            $10,388
31-Mar-02             $10,258              $11,176            $10,778
30-Apr-02              $9,972              $10,947            $10,125
31-May-02              $9,855              $10,828            $10,050
30-Jun-02              $9,293              $10,197             $9,335
31-Jul-02              $8,380               $9,190             $8,607
31-Aug-02              $8,402               $9,205             $8,663
30-Sep-02              $7,585               $8,331             $7,722
31-Oct-02              $8,062               $8,787             $8,401
30-Nov-02              $8,529               $9,277             $8,896
31-Dec-02              $8,118               $8,840             $8,374
31-Jan-03              $7,817               $8,572             $8,154
28-Feb-03              $7,645               $8,371             $8,032
31-Mar-03              $7,656               $8,368             $8,110
30-Apr-03              $8,355               $9,070             $8,778
31-May-03              $8,925               $9,674             $9,241
30-Jun-03              $9,075               $9,839             $9,359
31-Jul-03              $9,323              $10,117             $9,524
31-Aug-03              $9,559              $10,410             $9,710
30-Sep-03              $9,538              $10,366             $9,607
31-Oct-03             $10,140              $11,024            $10,150
30-Nov-03             $10,333              $11,242            $10,240
31-Dec-03             $10,875              $11,777            $10,776
31-Jan-04             $11,071              $12,027            $10,975
29-Feb-04             $11,223              $12,215            $11,127
31-Mar-04             $11,136              $12,181            $10,959
30-Apr-04             $10,854              $11,828            $10,787

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portion allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks. Source: Morningstar, Inc.


6 Schwab MarketTrack Portfolios

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                                   INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  / /              /X/            / /
 Medium                 / /              / /            / /
 Small                  / /              / /            / /

STATISTICS

NUMBER OF HOLDINGS                                                           5
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $56,260
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                28.2
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.5
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    5%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  SCHWAB S&P 500 FUND Select Shares                                    44.9%
--------------------------------------------------------------------------------
(2)  SCHWAB INTERNATIONAL INDEX FUND                                      30.2%
     Select Shares
--------------------------------------------------------------------------------
(3)  SCHWAB SMALL-CAP INDEX FUND Select Shares                            24.5%
--------------------------------------------------------------------------------
     TOTAL                                                                99.6%

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

44.9% LARGE-CAP STOCKS
30.2% INTERNATIONAL STOCKS
24.5% SMALL-CAP STOCKS
 0.4% SHORT-TERM INVESTMENTS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio's holdings as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                 Schwab MarketTrack Portfolios 7

SCHWAB MARKETTRACK GROWTH PORTFOLIO

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                  Benchmark:    Fund Category:
                                                   GROWTH         MORNINGSTAR
                                                  COMPOSITE        MODERATE
                                 PORTFOLIO          INDEX         ALLOCATION
6 MONTHS                             5.70%             6.09%         4.20%
1 YEAR                              23.31%            24.37%        15.98%
5 YEARS                              1.25%             2.78%         1.56%
SINCE INCEPTION: 11/20/95            7.43%              n/a          7.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$18,327  PORTFOLIO
$18,660  GROWTH COMPOSITE INDEX
$21,126  S&P 500(R) INDEX
$17,385  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                  Growth                         Lehman Brothers
                                Composite        S&P 500(R)      U.S. Aggregate
                Portfolio         Index            Index           Bond Index
20-Nov-95        $10,000                          $10,000           $10,000
30-Nov-95        $10,080         $10,000          $10,104           $10,076
31-Dec-95        $10,292         $10,176          $10,299           $10,217
31-Jan-96        $10,442         $10,337          $10,649           $10,285
29-Feb-96        $10,533         $10,463          $10,748           $10,106
31-Mar-96        $10,623         $10,592          $10,852           $10,035
30-Apr-96        $10,803         $10,872          $11,011            $9,979
31-May-96        $10,954         $11,042          $11,294            $9,959
30-Jun-96        $10,934         $10,995          $11,337           $10,092
31-Jul-96        $10,523         $10,564          $10,836           $10,120
31-Aug-96        $10,733         $10,820          $11,064           $10,102
30-Sep-96        $11,184         $11,207          $11,686           $10,278
31-Oct-96        $11,324         $11,275          $12,009           $10,506
30-Nov-96        $11,896         $11,771          $12,917           $10,686
31-Dec-96        $11,784         $11,751          $12,661           $10,587
31-Jan-97        $12,008         $12,025          $13,451           $10,620
28-Feb-97        $12,028         $12,017          $13,557           $10,646
31-Mar-97        $11,692         $11,734          $13,001           $10,528
30-Apr-97        $12,038         $11,939          $13,776           $10,686
31-May-97        $12,793         $12,661          $14,614           $10,787
30-Jun-97        $13,313         $13,148          $15,268           $10,916
31-Jul-97        $14,087         $13,831          $16,482           $11,210
31-Aug-97        $13,618         $13,442          $15,559           $11,115
30-Sep-97        $14,301         $14,119          $16,410           $11,280
31-Oct-97        $13,853         $13,603          $15,862           $11,443
30-Nov-97        $14,098         $13,684          $16,597           $11,496
31-Dec-97        $14,259         $13,829          $16,882           $11,612
31-Jan-98        $14,410         $13,935          $17,070           $11,761
28-Feb-98        $15,220         $14,712          $18,300           $11,751
31-Mar-98        $15,738         $15,275          $19,237           $11,791
30-Apr-98        $15,846         $15,419          $19,432           $11,852
31-May-98        $15,576         $15,178          $19,097           $11,965
30-Jun-98        $15,868         $15,329          $19,873           $12,067
31-Jul-98        $15,555         $15,077          $19,662           $12,092
31-Aug-98        $13,729         $13,207          $16,823           $12,289
30-Sep-98        $14,194         $13,539          $17,901           $12,577
31-Oct-98        $15,080         $14,238          $19,357           $12,510
30-Nov-98        $15,760         $14,890          $20,530           $12,581
31-Dec-98        $16,422         $15,534          $21,712           $12,619
31-Jan-99        $16,718         $15,757          $22,620           $12,709
28-Feb-99        $16,103         $15,199          $21,916           $12,486
31-Mar-99        $16,576         $15,601          $22,793           $12,555
30-Apr-99        $17,224         $16,268          $23,675           $12,595
31-May-99        $16,916         $16,058          $23,116           $12,484
30-Jun-99        $17,586         $16,744          $24,399           $12,444
31-Jul-99        $17,465         $16,663          $23,638           $12,392
31-Aug-99        $17,355         $16,520          $23,520           $12,386
30-Sep-99        $17,290         $16,408          $22,875           $12,530
31-Oct-99        $17,982         $16,900          $24,323           $12,576
30-Nov-99        $18,520         $17,568          $24,817           $12,575
31-Dec-99        $19,602         $18,820          $26,279           $12,514
31-Jan-00        $18,730         $18,198          $24,960           $12,473
29-Feb-00        $19,155         $18,934          $24,487           $12,624
31-Mar-00        $20,049         $19,595          $26,882           $12,791
30-Apr-00        $19,389         $18,907          $26,073           $12,754
31-May-00        $18,931         $18,490          $25,539           $12,747
30-Jun-00        $19,635         $19,173          $26,169           $13,012
31-Jul-00        $19,233         $18,886          $25,761           $13,131
31-Aug-00        $20,206         $19,788          $27,361           $13,321
30-Sep-00        $19,456         $19,204          $25,917           $13,405
31-Oct-00        $19,255         $18,887          $25,808           $13,493
30-Nov-00        $18,148         $17,882          $23,774           $13,715
31-Dec-00        $18,660         $18,581          $23,891           $13,970
31-Jan-01        $19,052         $18,964          $24,739           $14,198
28-Feb-01        $17,758         $17,867          $22,483           $14,321
31-Mar-01        $16,938         $16,977          $21,057           $14,393
30-Apr-01        $17,955         $17,986          $22,693           $14,332
31-May-01        $18,001         $18,036          $22,845           $14,418
30-Jun-01        $17,851         $17,818          $22,290           $14,473
31-Jul-01        $17,574         $17,561          $22,072           $14,797
31-Aug-01        $16,973         $17,010          $20,690           $14,967
30-Sep-01        $15,667         $15,624          $19,018           $15,141
31-Oct-01        $16,037         $16,063          $19,382           $15,457
30-Nov-01        $16,823         $16,830          $20,868           $15,244
31-Dec-01        $17,086         $17,154          $21,052           $15,147
31-Jan-02        $16,706         $16,852          $20,744           $15,269
28-Feb-02        $16,492         $16,695          $20,344           $15,417
31-Mar-02        $17,157         $17,368          $21,109           $15,161
30-Apr-02        $16,753         $17,137          $19,830           $15,456
31-May-02        $16,623         $17,013          $19,683           $15,587
30-Jun-02        $15,863         $16,233          $18,282           $15,723
31-Jul-02        $14,652         $14,962          $16,858           $15,913
31-Aug-02        $14,747         $15,020          $16,967           $16,182
30-Sep-02        $13,619         $13,908          $15,123           $16,444
31-Oct-02        $14,307         $14,502          $16,454           $16,368
30-Nov-02        $14,984         $15,155          $17,423           $16,363
31-Dec-02        $14,440         $14,635          $16,400           $16,702
31-Jan-03        $14,030         $14,281          $15,970           $16,717
28-Feb-03        $13,825         $14,044          $15,731           $16,948
31-Mar-03        $13,849         $14,035          $15,883           $16,934
30-Apr-03        $14,863         $15,003          $17,192           $17,075
31-May-03        $15,720         $15,846          $18,098           $17,392
30-Jun-03        $15,913         $16,062          $18,330           $17,358
31-Jul-03        $16,167         $16,347          $18,652           $16,774
31-Aug-03        $16,517         $16,742          $19,016           $16,885
30-Sep-03        $16,529         $16,757          $18,815           $17,332
31-Oct-03        $17,338         $17,589          $19,879           $17,171
30-Nov-03        $17,616         $17,877          $20,054           $17,212
31-Dec-03        $18,352         $18,590          $21,105           $17,388
31-Jan-04        $18,645         $18,928          $21,494           $17,527
29-Feb-04        $18,866         $19,193          $21,792           $17,716
31-Mar-04        $18,780         $19,174          $21,463           $17,849
30-Apr-04        $18,327         $18,660          $21,126           $17,385

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. Source: Morningstar, Inc.


8 Schwab MarketTrack Portfolios

SCHWAB MARKETTRACK GROWTH PORTFOLIO

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

                                  INVESTMENT STYLE
                        Value            Blend           Growth
MARKET CAP
 Large                   / /              /X/             / /
 Medium                  / /              / /             / /
 Small                   / /              / /             / /

STATISTICS

NUMBER OF HOLDINGS                                                         505
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $58,094
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                28.1
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.6
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    5%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)   SCHWAB S&P 500 FUND Select Shares                                   23.9%
--------------------------------------------------------------------------------
(2)   SCHWAB INTERNATIONAL INDEX FUND                                     20.1%
      Select Shares
--------------------------------------------------------------------------------
(3)   SCHWAB SMALL-CAP INDEX FUND
      Select Shares                                                       19.7%
--------------------------------------------------------------------------------
(4)   SCHWAB TOTAL BOND MARKET FUND                                       15.2%
--------------------------------------------------------------------------------
(5)   GENERAL ELECTRIC CO.                                                 0.5%
--------------------------------------------------------------------------------
(6)   MICROSOFT CORP.                                                      0.4%
--------------------------------------------------------------------------------
(7)   EXXON MOBIL CORP.                                                    0.4%
--------------------------------------------------------------------------------
(8)   PFIZER, INC.                                                         0.4%
--------------------------------------------------------------------------------
(9)   CITIGROUP, INC.                                                      0.4%
--------------------------------------------------------------------------------
(10)  WAL-MART STORES, INC.                                                0.4%
--------------------------------------------------------------------------------
      TOTAL                                                               81.4%

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

40.0%  LARGE-CAP STOCKS
20.1%  INTERNATIONAL STOCKS
19.7%  SMALL-CAP STOCKS
15.2%  BONDS
 5.0%  SHORT-TERM INVESTMENTS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the portfolio based on a ten-factor model for value and growth characteristics. The portfolio's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the portfolio's holdings as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                 Schwab MarketTrack Portfolios 9

SCHWAB MARKETTRACK BALANCED PORTFOLIO

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                Benchmark:       Fund Category:
                                                 BALANCED         MORNINGSTAR
                                                COMPOSITE           MODERATE
                               PORTFOLIO          INDEX            ALLOCATION
6 MONTHS                           4.46%             4.66%            4.20%
1 YEAR                            17.51%            18.02%           15.98%
5 YEARS                            2.57%             3.62%            1.56%
SINCE INCEPTION: 11/20/95          7.17%              n/a             7.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$17,960  PORTFOLIO
$18,389  BALANCED COMPOSITE INDEX
$21,126  S&P 500(R) INDEX
$17,385  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                 Balanced                        Lehman Brothers
                                 Composite      S&P 500(R)        U.S. Aggregate
                 Portfolio         Index          Index             Bond Index
20-Nov-95         $10,000                        $10,000             $10,000
30-Nov-95         $10,080         $10,000        $10,104             $10,076
31-Dec-95         $10,270         $10,158        $10,299             $10,217
31-Jan-96         $10,390         $10,296        $10,649             $10,285
29-Feb-96         $10,410         $10,351        $10,748             $10,106
31-Mar-96         $10,460         $10,426        $10,852             $10,035
30-Apr-96         $10,581         $10,615        $11,011              $9,979
31-May-96         $10,691         $10,745        $11,294              $9,959
30-Jun-96         $10,711         $10,736        $11,337             $10,092
31-Jul-96         $10,410         $10,420        $10,836             $10,120
31-Aug-96         $10,551         $10,615        $11,064             $10,102
30-Sep-96         $10,912         $10,955        $11,686             $10,278
31-Oct-96         $11,082         $11,069        $12,009             $10,506
30-Nov-96         $11,534         $11,490        $12,917             $10,686
31-Dec-96         $11,415         $11,444        $12,661             $10,587
31-Jan-97         $11,589         $11,675        $13,451             $10,620
28-Feb-97         $11,589         $11,670        $13,557             $10,646
31-Mar-97         $11,334         $11,414        $13,001             $10,528
30-Apr-97         $11,620         $11,617        $13,776             $10,686
31-May-97         $12,183         $12,172        $14,614             $10,787
30-Jun-97         $12,593         $12,554        $15,268             $10,916
31-Jul-97         $13,217         $13,150        $16,482             $11,210
31-Aug-97         $12,849         $12,859        $15,559             $11,115
30-Sep-97         $13,391         $13,386        $16,410             $11,280
31-Oct-97         $13,125         $13,078        $15,862             $11,443
30-Nov-97         $13,309         $13,165        $16,597             $11,496
31-Dec-97         $13,443         $13,302        $16,882             $11,612
31-Jan-98         $13,582         $13,409        $17,070             $11,761
28-Feb-98         $14,149         $13,971        $18,300             $11,751
31-Mar-98         $14,523         $14,383        $19,237             $11,791
30-Apr-98         $14,608         $14,498        $19,432             $11,852
31-May-98         $14,448         $14,347        $19,097             $11,965
30-Jun-98         $14,672         $14,501        $19,873             $12,067
31-Jul-98         $14,469         $14,310        $19,662             $12,092
31-Aug-98         $13,262         $13,010        $16,823             $12,289
30-Sep-98         $13,668         $13,369        $17,901             $12,577
31-Oct-98         $14,309         $13,860        $19,357             $12,510
30-Nov-98         $14,800         $14,361        $20,530             $12,581
31-Dec-98         $15,281         $14,859        $21,712             $12,619
31-Jan-99         $15,523         $15,056        $22,620             $12,709
28-Feb-99         $15,028         $14,585        $21,916             $12,486
31-Mar-99         $15,369         $14,902        $22,793             $12,555
30-Apr-99         $15,820         $15,391        $23,675             $12,595
31-May-99         $15,567         $15,216        $23,116             $12,484
30-Jun-99         $16,018         $15,691        $24,399             $12,444
31-Jul-99         $15,930         $15,590        $23,638             $12,392
31-Aug-99         $15,842         $15,472        $23,520             $12,386
30-Sep-99         $15,853         $15,413        $22,875             $12,530
31-Oct-99         $16,337         $15,774        $24,323             $12,576
30-Nov-99         $16,711         $16,222        $24,817             $12,575
31-Dec-99         $17,420         $17,047        $26,279             $12,514
31-Jan-00         $16,823         $16,620        $24,960             $12,473
29-Feb-00         $17,150         $17,133        $24,487             $12,624
31-Mar-00         $17,815         $17,676        $26,882             $12,791
30-Apr-00         $17,353         $17,208        $26,073             $12,754
31-May-00         $17,037         $16,918        $25,539             $12,747
30-Jun-00         $17,601         $17,457        $26,169             $13,012
31-Jul-00         $17,364         $17,312        $25,761             $13,131
31-Aug-00         $18,085         $18,024        $27,361             $13,321
30-Sep-00         $17,612         $17,666        $25,917             $13,405
31-Oct-00         $17,499         $17,477        $25,808             $13,493
30-Nov-00         $16,812         $16,816        $23,774             $13,715
31-Dec-00         $17,241         $17,382        $23,891             $13,970
31-Jan-01         $17,569         $17,736        $24,739             $14,198
28-Feb-01         $16,713         $17,000        $22,483             $14,321
31-Mar-01         $16,162         $16,387        $21,057             $14,393
30-Apr-01         $16,877         $17,105        $22,693             $14,332
31-May-01         $16,936         $17,188        $22,845             $14,418
30-Jun-01         $16,842         $17,051        $22,290             $14,473
31-Jul-01         $16,748         $16,964        $22,072             $14,797
31-Aug-01         $16,350         $16,587        $20,690             $14,967
30-Sep-01         $15,447         $15,612        $19,018             $15,141
31-Oct-01         $15,798         $16,010        $19,382             $15,457
30-Nov-01         $16,314         $16,560        $20,868             $15,244
31-Dec-01         $16,483         $16,772        $21,052             $15,147
31-Jan-02         $16,239         $16,591        $20,744             $15,269
28-Feb-02         $16,105         $16,490        $20,344             $15,417
31-Mar-02         $16,519         $16,921        $21,109             $15,161
30-Apr-02         $16,288         $16,783        $19,830             $15,456
31-May-02         $16,227         $16,712        $19,683             $15,587
30-Jun-02         $15,691         $16,126        $18,282             $15,723
31-Jul-02         $14,838         $15,212        $16,858             $15,913
31-Aug-02         $14,972         $15,322        $16,967             $16,182
30-Sep-02         $14,156         $14,522        $15,123             $16,444
31-Oct-02         $14,680         $14,979        $16,454             $16,368
30-Nov-02         $15,204         $15,505        $17,423             $16,363
31-Dec-02         $14,860         $15,167        $16,400             $16,702
31-Jan-03         $14,548         $14,909        $15,970             $16,717
28-Feb-03         $14,436         $14,777        $15,731             $16,948
31-Mar-03         $14,473         $14,786        $15,883             $16,934
30-Apr-03         $15,284         $15,580        $17,192             $17,075
31-May-03         $16,008         $16,309        $18,098             $17,392
30-Jun-03         $16,145         $16,466        $18,330             $17,358
31-Jul-03         $16,207         $16,555        $18,652             $16,774
31-Aug-03         $16,494         $16,877        $19,016             $16,885
30-Sep-03         $16,619         $16,972        $18,815             $17,332
31-Oct-03         $17,193         $17,570        $19,879             $17,171
30-Nov-03         $17,393         $17,793        $20,054             $17,212
31-Dec-03         $17,986         $18,349        $21,105             $17,388
31-Jan-04         $18,215         $18,633        $21,494             $17,527
29-Feb-04         $18,419         $18,865        $21,792             $17,716
31-Mar-04         $18,393         $18,872        $21,463             $17,849
30-Apr-04         $17,960         $18,389        $21,126             $17,385

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-caps stocks, 15% foreign stocks, 35% bonds and 5% cash. Source: Morningstar, Inc.


10 Schwab MarketTrack Portfolios

SCHWAB MARKETTRACK BALANCED PORTFOLIO

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)   SCHWAB TOTAL BOND MARKET FUND                                     35.4%
--------------------------------------------------------------------------------
(2)   SCHWAB S&P 500 FUND Select Shares                                 17.3%
--------------------------------------------------------------------------------
(3)   SCHWAB INTERNATIONAL INDEX FUND                                   15.1%
      Select Shares
--------------------------------------------------------------------------------
(4)   SCHWAB SMALL-CAP INDEX FUND
      Select Shares                                                     14.6%
--------------------------------------------------------------------------------
(5)   GENERAL ELECTRIC CO.                                               0.4%
--------------------------------------------------------------------------------
(6)   MICROSOFT CORP.                                                    0.3%
--------------------------------------------------------------------------------
(7)   EXXON MOBIL CORP.                                                  0.3%
--------------------------------------------------------------------------------
(8)   PFIZER, INC.                                                       0.3%
--------------------------------------------------------------------------------
(9)   CITIGROUP, INC.                                                    0.3%
--------------------------------------------------------------------------------
(10)  WAL-MART STORES, INC.                                              0.3%
--------------------------------------------------------------------------------
      TOTAL                                                             84.3%

STATISTICS

NUMBER OF HOLDINGS                                                         505
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    7%

ASSET CLASS WEIGHTINGS % of Portfolio

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

35.5% BONDS
29.9% LARGE-CAP STOCKS
15.1% INTERNATIONAL STOCKS
14.6% SMALL-CAP STOCKS
 4.9% SHORT-TERM INVESTMENTS

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                                Schwab MarketTrack Portfolios 11

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

PERFORMANCE AS OF 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the portfolio with a benchmark and the portfolio's Morningstar category.

[BAR CHART]

                                                         Benchmark:             Fund Category:
                                                       CONSERVATIVE              MORNINGSTAR
                                                         COMPOSITE               CONSERVATIVE
                                   PORTFOLIO               INDEX                  ALLOCATION
6 MONTHS                              3.29%                3.49%                    2.96%
1 YEAR                               11.91%               12.50%                    9.31%
5 YEARS                               3.73%                4.39%                    3.12%
SINCE INCEPTION: 11/20/95             6.76%                 n/a                     7.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in a benchmark and two additional indices.

$17,390  PORTFOLIO
$17,714  CONSERVATIVE COMPOSITE INDEX
$21,126  S&P 500(R) INDEX
$17,385  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                   Conservative
                                    Composite           S&P 500(R)       Lehman Brothers U.S.
Date              Portfolio           Index               Index          Aggregate Bond Index
----              ---------           -----               -----          --------------------
20-Nov-95          $10,000                               $10,000               $10,000
30-Nov-95          $10,080            $10,000            $10,104               $10,076
31-Dec-95          $10,237            $10,150            $10,299               $10,217
31-Jan-96          $10,337            $10,261            $10,649               $10,285
29-Feb-96          $10,297            $10,239            $10,748               $10,106
31-Mar-96          $10,287            $10,266            $10,852               $10,035
30-Apr-96          $10,337            $10,371            $11,011                $9,979
31-May-96          $10,378            $10,450            $11,294                $9,959
30-Jun-96          $10,439            $10,483            $11,337               $10,092
31-Jul-96          $10,256            $10,286            $10,836               $10,120
31-Aug-96          $10,337            $10,412            $11,064               $10,102
30-Sep-96          $10,643            $10,692            $11,686               $10,278
31-Oct-96          $10,818            $10,837            $12,009               $10,506
30-Nov-96          $11,179            $11,174            $12,917               $10,686
31-Dec-96          $11,070            $11,115            $12,661               $10,587
31-Jan-97          $11,174            $11,275            $13,451               $10,620
28-Feb-97          $11,184            $11,283            $13,557               $10,646
31-Mar-97          $10,965            $11,078            $13,001               $10,528
30-Apr-97          $11,206            $11,257            $13,776               $10,686
31-May-97          $11,604            $11,649            $14,614               $10,787
30-Jun-97          $11,896            $11,938            $15,268               $10,916
31-Jul-97          $12,413            $12,421            $16,482               $11,210
31-Aug-97          $12,160            $12,200            $15,559               $11,115
30-Sep-97          $12,540            $12,591            $16,410               $11,280
31-Oct-97          $12,455            $12,446            $15,862               $11,443
30-Nov-97          $12,603            $12,516            $16,597               $11,496
31-Dec-97          $12,698            $12,640            $16,882               $11,612
31-Jan-98          $12,829            $12,759            $17,070               $11,761
28-Feb-98          $13,189            $13,112            $18,300               $11,751
31-Mar-98          $13,418            $13,387            $19,237               $11,791
30-Apr-98          $13,484            $13,478            $19,432               $11,852
31-May-98          $13,431            $13,424            $19,097               $11,965
30-Jun-98          $13,595            $13,553            $19,873               $12,067
31-Jul-98          $13,484            $13,441            $19,662               $12,092
31-Aug-98          $12,774            $12,670            $16,823               $12,289
30-Sep-98          $13,139            $12,992            $17,901               $12,577
31-Oct-98          $13,530            $13,277            $19,357               $12,510
30-Nov-98          $13,843            $13,626            $20,530               $12,581
31-Dec-98          $14,166            $13,960            $21,712               $12,619
31-Jan-99          $14,348            $14,114            $22,620               $12,709
28-Feb-99          $13,950            $13,735            $21,916               $12,486
31-Mar-99          $14,200            $13,966            $22,793               $12,555
30-Apr-99          $14,475            $14,288            $23,675               $12,595
31-May-99          $14,269            $14,131            $23,116               $12,484
30-Jun-99          $14,521            $14,409            $24,399               $12,444
31-Jul-99          $14,452            $14,332            $23,638               $12,392
31-Aug-99          $14,395            $14,252            $23,520               $12,386
30-Sep-99          $14,464            $14,262            $22,875               $12,530
31-Oct-99          $14,766            $14,492            $24,323               $12,576
30-Nov-99          $14,986            $14,772            $24,817               $12,575
31-Dec-99          $15,398            $15,258            $26,279               $12,514
31-Jan-00          $15,022            $14,986            $24,960               $12,473
29-Feb-00          $15,269            $15,344            $24,487               $12,624
31-Mar-00          $15,738            $15,729            $26,882               $12,791
30-Apr-00          $15,442            $15,420            $26,073               $12,754
31-May-00          $15,229            $15,235            $25,539               $12,747
30-Jun-00          $15,667            $15,659            $26,169               $13,012
31-Jul-00          $15,584            $15,612            $25,761               $13,131
31-Aug-00          $16,085            $16,107            $27,361               $13,321
30-Sep-00          $15,835            $15,926            $25,917               $13,405
31-Oct-00          $15,787            $15,827            $25,808               $13,493
30-Nov-00          $15,462            $15,500            $23,774               $13,715
31-Dec-00          $15,815            $15,944            $23,891               $13,970
31-Jan-01          $16,087            $16,249            $24,739               $14,198
28-Feb-01          $15,594            $15,848            $22,483               $14,321
31-Mar-01          $15,297            $15,488            $21,057               $14,393
30-Apr-01          $15,732            $15,915            $22,693               $14,332
31-May-01          $15,807            $15,997            $22,845               $14,418
30-Jun-01          $15,770            $15,928            $22,290               $14,473
31-Jul-01          $15,820            $15,988            $22,072               $14,797
31-Aug-01          $15,632            $15,804            $20,690               $14,967
30-Sep-01          $15,107            $15,221            $19,018               $15,141
31-Oct-01          $15,410            $15,570            $19,382               $15,457
30-Nov-01          $15,675            $15,866            $20,868               $15,244
31-Dec-01          $15,759            $15,968            $21,052               $15,147
31-Jan-02          $15,643            $15,884            $20,744               $15,269
28-Feb-02          $15,592            $15,859            $20,344               $15,417
31-Mar-02          $15,759            $16,056            $21,109               $15,161
30-Apr-02          $15,682            $16,053            $19,830               $15,456
31-May-02          $15,695            $16,048            $19,683               $15,587
30-Jun-02          $15,384            $15,685            $18,282               $15,723
31-Jul-02          $14,875            $15,121            $16,858               $15,913
31-Aug-02          $15,045            $15,275            $16,967               $16,182
30-Sep-02          $14,575            $14,806            $15,123               $16,444
31-Oct-02          $14,903            $15,090            $16,454               $16,368
30-Nov-02          $15,243            $15,459            $17,423               $16,363
31-Dec-02          $15,125            $15,333            $16,400               $16,702
31-Jan-03          $14,926            $15,168            $15,970               $16,717
28-Feb-03          $14,913            $15,145            $15,731               $16,948
31-Mar-03          $14,939            $15,151            $15,883               $16,934
30-Apr-03          $15,539            $15,746            $17,192               $17,075
31-May-03          $16,113            $16,334            $18,098               $17,392
30-Jun-03          $16,193            $16,433            $18,330               $17,358
31-Jul-03          $16,059            $16,322            $18,652               $16,774
31-Aug-03          $16,286            $16,564            $19,016               $16,885
30-Sep-03          $16,501            $16,764            $18,815               $17,332
31-Oct-03          $16,837            $17,117            $19,879               $17,171
30-Nov-03          $16,971            $17,277            $20,054               $17,212
31-Dec-03          $17,402            $17,692            $21,105               $17,388
31-Jan-04          $17,593            $17,918            $21,494               $17,527
29-Feb-04          $17,785            $18,118            $21,792               $17,716
31-Mar-04          $17,802            $18,164            $21,463               $17,849
30-Apr-04          $17,390            $17,714            $21,126               $17,385

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Portfolio expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2 The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash. Source:
  Morningstar, Inc.


12 Schwab MarketTrack Portfolios

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  SCHWAB TOTAL BOND MARKET FUND                                      55.6%
--------------------------------------------------------------------------------
(2)  SCHWAB S&P 500 FUND Select Shares                                  14.5%
--------------------------------------------------------------------------------
(3)  SCHWAB INTERNATIONAL INDEX FUND Select Shares                       9.9%
--------------------------------------------------------------------------------
(4)  SCHWAB SMALL-CAP INDEX FUND  Select Shares                          9.6%
--------------------------------------------------------------------------------
(5)  GENERAL ELECTRIC CO.                                                0.2%
--------------------------------------------------------------------------------
(6)  MICROSOFT CORP.                                                     0.1%
--------------------------------------------------------------------------------
(7)  EXXON MOBIL CORP.                                                   0.1%
--------------------------------------------------------------------------------
(8)  PFIZER, INC.                                                        0.1%
--------------------------------------------------------------------------------
(9)  CITIGROUP, INC.                                                     0.1%
--------------------------------------------------------------------------------
(10) WAL-MART STORES, INC.                                               0.1%
--------------------------------------------------------------------------------
     TOTAL                                                              90.3%

STATISTICS

NUMBER OF HOLDINGS                                                        505
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   7%
--------------------------------------------------------------------------------

ASSET CLASS WEIGHTINGS % OF PORTFOLIO

This chart shows the portfolio's asset class composition as of the report date.

[PIE CHART]

55.7% BONDS
20.0% LARGE-CAP STOCKS
 9.9% INTERNATIONAL STOCKS
 9.6% SMALL-CAP STOCKS
 4.8% SHORT-TERM INVESTMENTS

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                                Schwab MarketTrack Portfolios 13

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   9.43        7.60        9.06       12.06       11.48        9.28
                                                     -------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.11        0.09        0.05        0.22        0.04        0.03
   Net realized and unrealized gains or losses           0.55        1.85       (1.32)      (2.99)       0.69        2.22
                                                     -------------------------------------------------------------------------------
   Total income or loss from investment operations       0.66        1.94       (1.27)      (2.77)       0.73        2.25
Less distributions:
   Dividends from net investment income                 (0.09)      (0.09)      (0.05)      (0.22)      (0.05)      (0.05)
   Distributions from net realized gains                   --       (0.02)      (0.14)      (0.01)      (0.10)         --
                                                     -------------------------------------------------------------------------------
   Total distributions                                  (0.09)      (0.11)      (0.19)      (0.23)      (0.15)      (0.05)
                                                     -------------------------------------------------------------------------------
   Net asset value at end of period                     10.00        9.43        7.60        9.06       12.06       11.48
                                                     -------------------------------------------------------------------------------
Total return (%)                                         7.04 1     25.77      (14.40)     (23.27)       6.37       24.34

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 2                              0.50 3      0.50        0.50        0.50        0.57 4      0.54
   Gross operating expenses 2                            0.75 3      0.76        0.77        0.77        0.84        0.97
   Net investment income                                 1.07 1      1.10        0.58        1.93        0.05        0.13
Portfolio turnover rate                                     5 1        10          15           5           3           6
Net assets, end of period ($ x 1,000,000)                 456         427         353         405         441         203

* Unaudited.

1 Not annualized.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
  The income received by the portfolio from underlying funds is reduced by those expenses.

3 Annualized.

4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.


14 See financial notes.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top holding

 =  Collateral for open futures contracts

 /  Issuer is affiliated with the fund's adviser

                                                        COST            VALUE
HOLDINGS BY CATEGORY                                 ($ x 1,000)     ($ x 1,000)
--------------------------------------------------------------------------------
 99.6%    OTHER INVESTMENT
          COMPANIES                                      478,451         453,921

  0.4%    SHORT-TERM
          INVESTMENT                                       1,532           1,532

  0.0%    U.S. TREASURY
          OBLIGATION                                         110             110
--------------------------------------------------------------------------------
100.0%    TOTAL INVESTMENTS                              480,093         455,563

  0.0%    OTHER ASSETS AND
          LIABILITIES, NET                                                    23
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                               455,586

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES
      99.6% of net assets

 /(2) Schwab International Index Fund,
          Select Shares  9,861,453                                       137,764
=/(1) Schwab S&P 500 Fund,
          Select Shares  11,904,834                                      204,526
 /(3) Schwab Small-Cap Index Fund,
      Select Shares  5,915,803                                           111,631
                                                                         -------
                                                                         453,921

      SECURITY                                       FACE AMOUNT        VALUE
           RATE, MATURITY DATE                       ($ x 1,000)     ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.4% of net assets

      Bank of America, London
      Time Deposit
           0.50%, 05/03/04                                 1,532           1,532

      U.S. TREASURY OBLIGATION
      0.0% of net assets
    = U.S. Treasury Bill,
           0.91%, 06/17/04                                   110             110

END OF INVESTMENTS.


                                                         See financial notes. 15

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                         $455,563 a
Receivables:
  Fund shares sold                                                        288
Prepaid expenses                                                   +       21
                                                                   -----------
TOTAL ASSETS                                                          455,872

LIABILITIES
------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                    158
  Investments bought                                                       50
  Due to brokers for futures                                               12
  Investment adviser and administrator fees                                 5
  Transfer agent and shareholder service fees                               6
Accrued expenses                                                   +       55
                                                                   -----------
TOTAL LIABILITIES                                                         286

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          455,872
TOTAL LIABILITIES                                                  -      286
                                                                   -----------
NET ASSETS                                                           $455,586

NET ASSETS BY SOURCE
Capital received from investors                                       514,957
Distributions in excess of net investment income                         (776)
Net realized capital losses                                           (34,046)
Net unrealized capital losses                                         (24,549) b

NET ASSET VALUE (NAV)


                                SHARES
NET ASSETS        /        OUTSTANDING      =            NAV
  $455,586                      45,570                $10.00

Unless stated, all numbers x 1,000.

a The fund paid $480,093 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $26,772
    Sales/maturities             $23,815

  Percent of fund shares of other Schwab funds owned at the end of the report period:

SCHWAB EQUITY INDEX FUNDS

S&P 500 Fund                                2.5%
Small-Cap Index Fund                        6.7%
International Index Fund                   11.3%

b These derive from investments and futures. As of the report date, the fund had six open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate contract value of $1,659 and net unrealized losses of $19.

FEDERAL TAX DATA
-------------------------------------------------------
PORTFOLIO COST                                 $488,475

NET UNREALIZED GAINS AND LOSSES:
Gains                                           $12,716
Losses                                    +     (45,628)
                                          -------------
                                               $(32,912)

AS OF DECEMBER 31, 2003:
UNDISTRIBUTED EARNINGS:

Ordinary income                                    $--
Long-term capital gains                            $--

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                         Loss amount:
   2011                                        $11,058
   2012                                   +     13,010
                                          ------------
                                               $24,068


16 See financial notes.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                              $6,042
Interest                                                           +        4
                                                                   -----------
TOTAL INVESTMENT INCOME                                                 6,046

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (1,479)
Net realized gains on futures contracts                            +      160
                                                                   -----------
NET REALIZED LOSSES                                                    (1,319)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    26,609
Net unrealized losses on futures contracts                         +      (72)
                                                                   -----------
NET UNREALIZED GAINS                                                   26,537

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,007 a
Transfer agent and shareholder service fees                               572 b
Trustees' fees                                                              4 c
Custodian fees                                                             18
Portfolio accounting fees                                                  31
Professional fees                                                          16
Registration fees                                                           9
Shareholder reports                                                        56
Other expenses                                                     +        3
                                                                   -----------
Total expenses                                                          1,716
Expense reduction                                                  -      572 d
                                                                   -----------
NET EXPENSES                                                            1,144

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 6,046
NET EXPENSES                                                       -    1,144
                                                                   -----------
NET INVESTMENT INCOME                                                   4,902
NET REALIZED LOSSES                                                    (1,319) e
NET UNREALIZED GAINS                                               +   26,537 e
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $30,120

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $25,218.


                                                         See financial notes. 17

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                                $4,902              $4,133
Net realized losses                                  (1,319)            (10,097)
Net unrealized gains                        +        26,537              94,425
                                            ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                      30,120              88,461

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  4,156               3,978
Distributions from net realized gains       +            --                 837
                                            ------------------------------------
TOTAL DISTRIBUTIONS PAID                             $4,156              $4,815 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     11/1/03-4/30/04         11/1/02-10/31/03
                                   SHARES        VALUE      SHARES        VALUE
Shares sold                         4,541      $45,912       7,189      $58,084
Shares reinvested                     409        4,002         618        4,696
Shares redeemed              +     (4,710)     (47,553)     (8,992)     (72,607)
                             ---------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                           240       $2,361      (1,185)     ($9,827)


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                   11/1/03-4/30/04           11/1/02-10/31/03
                                   SHARES   NET ASSETS      SHARES   NET ASSETS
Beginning of period                45,330     $427,261      46,515     $353,442
Total increase or
decrease                     +        240       28,325      (1,185)      73,819 b
                             ---------------------------------------------------
END OF PERIOD                      45,570     $455,586      45,330     $427,261 c

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 12/31/03 are:

  Ordinary Income                                 $4,156
  Long-term capital gains                            $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $776 and $1,522 at the end of the current period and the prior period, respectively.


18 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO

Financial Statements

FINANCIAL HIGHLIGHTS

                                                         11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                         4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     14.36       12.05       13.88       17.22       16.37       13.96
                                                         ---------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                    0.19        0.18        0.19        0.41        0.22        0.18
   Net realized and unrealized gains or losses              0.63        2.33       (1.62)      (3.22)       0.94        2.48
                                                         ---------------------------------------------------------------------------
   Total income or loss from investment operations          0.82        2.51       (1.43)      (2.81)       1.16        2.66
Less distributions:
   Dividends from net investment income                    (0.21)      (0.20)      (0.24)      (0.44)      (0.18)      (0.22)
   Distributions from net realized gains                      --          --       (0.16)      (0.09)      (0.13)      (0.03)
                                                         ---------------------------------------------------------------------------
   Total distributions                                     (0.21)      (0.20)      (0.40)      (0.53)      (0.31)      (0.25)
                                                         ---------------------------------------------------------------------------
Net asset value at end of period                           14.97       14.36       12.05       13.88       17.22       16.37
                                                         ---------------------------------------------------------------------------
Total return (%)                                            5.70 1     21.18      (10.78)     (16.71)       7.08       19.24

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 2                                 0.50 3      0.50        0.50        0.50        0.57 4      0.58
   Gross operating expenses 2                               0.73 3      0.74        0.75        0.74        0.82        0.91
   Net investment income                                    1.19 1      1.48        1.35        2.58        1.32        1.21
Portfolio turnover rate                                        5 1         9          21          10          12           7
Net assets, end of period ($ x 1,000,000)                    617         578         510         511         566         428

* Unaudited.

1 Not annualized.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
  The income received by the portfolio from underlying funds is reduced by those expenses.

3 Annualized.

4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 19

SCHWAB MARKETTRACK GROWTH PORTFOLIO

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

                                                           COST         VALUE
HOLDINGS BY CATEGORY                                   ($ x 1,000)   ($ x 1,000)
--------------------------------------------------------------------------------
 78.9%    OTHER INVESTMENT
          COMPANIES                                        465,025       487,056

 16.1%    COMMON STOCK                                      64,443        99,350

  5.0%    SHORT-TERM
          INVESTMENTS                                       30,887        30,887
--------------------------------------------------------------------------------
100.0%    TOTAL INVESTMENTS                                560,355       617,293

  0.0%    OTHER ASSETS AND
          LIABILITIES, NET                                                  (115)
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                               617,178

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 16.1% of net assets

      AEROSPACE / DEFENSE 0.3%
      --------------------------------------------------------------------------
      The Boeing Co.  8,078                                                  345
      Crane Co.  300                                                           9
      General Dynamics Corp. 2,000                                           187
      Goodrich Corp.  1,100                                                   32
      Lockheed Martin Corp.  4,300                                           205
      Northrop Grumman Corp. 1,796                                           178
      Raytheon Co. 3,900                                                     126
      Rockwell Automation, Inc.  1,900                                        62
      Rockwell Collins, Inc.  1,900                                           61
      Textron, Inc.  1,500                                                    83
      United Technologies Corp. 5,000                                        432
                                                                         -------
                                                                           1,720
      AIR TRANSPORTATION 0.2%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  1,300                                             8
      FedEx Corp.  2,920                                                     210
      Sabre Holdings Corp.  1,283                                             30
      Southwest Airlines Co.  7,480                                          107
      United Parcel Service, Inc.,
      Class B  10,818                                                        759
                                                                         -------
                                                                           1,114
      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  400                                          26
      Anheuser-Busch Cos., Inc.  7,800                                       400
      Brown-Forman Corp., Class B  1,204                                      56
                                                                         -------
                                                                             482
      APPAREL 0.1%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  1,200                                        44
      Liz Claiborne, Inc.  1,200                                              42
      Nike, Inc., Class B   2,500                                            180
      Reebok International Ltd.  500                                          18
      VF Corp.  1,200                                                         56
                                                                         -------
                                                                             340
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.2%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  700                                           15
      Cummins, Inc.  400                                                      24
      Dana Corp.  1,578                                                       32
      Danaher Corp.  1,400                                                   129
      Delphi Corp.  5,743                                                     59
      Eaton Corp.  1,400                                                      83
      Ford Motor Co.   18,103                                                278
      General Motors Corp.  5,425                                            257
      Genuine Parts Co.    1,800                                              64
      Goodyear Tire & Rubber Co.  1,600                                       14
      Harley-Davidson, Inc.  3,000                                           169
    o Navistar International Corp.  700                                       32
      Visteon Corp.  1,558                                                    17
                                                                         -------
                                                                           1,173
      BANKS 1.2%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  3,300                                                 73
      Bank of America Corp.  19,562                                        1,575
      The Bank of New York Co., Inc.  7,300                                  213


20 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bank One Corp.  10,875                                                 537
      BB&T Corp.  5,300                                                      183
      Comerica, Inc.  1,700                                                   88
      Fifth Third Bancorp  5,369                                             288
      First Horizon National Corp.  1,200                                     53
      Huntington Bancshares, Inc.  2,262                                      48
      J.P. Morgan Chase & Co.  19,960                                        750
      KeyCorp, Inc.  4,400                                                   131
      M&T Bank Corp.  1,198                                                  102
      Marshall & Ilsley Corp.  2,056                                          76
      Mellon Financial Corp.  4,100                                          121
      National City Corp.  6,100                                             211
      North Fork Bancorp., Inc.  1,600                                        59
      Northern Trust Corp.  2,200                                             93
      PNC Financial Services Group, Inc.  2,800                              149
      Regions Financial Corp.  2,100                                          73
      SouthTrust Corp.  3,400                                                106
      State Street Corp.  3,300                                              161
      SunTrust Banks, Inc.  2,800                                            190
      Synovus Financial Corp.  2,750                                          66
      U.S. Bancorp  18,662                                                   478
      Union Planters Corp.  1,950                                             54
      Wachovia Corp.  12,884                                                 589
      Wells Fargo & Co.  16,415                                              927
      Zions Bancorp.  900                                                     51
                                                                         -------
                                                                           7,445
      BUSINESS MACHINES & SOFTWARE 1.4%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  2,400                                              99
    o Apple Computer, Inc.  3,200                                             82
      Autodesk, Inc.  1,200                                                   40
    o BMC Software, Inc.  2,400                                               41
    o Cisco Systems, Inc.  66,500                                          1,388
    o Compuware Corp.  3,600                                                  28
    o Comverse Technology, Inc.  1,400                                        23
    o Dell, Inc.  24,600                                                     854
    o EMC Corp.  23,186                                                      259
    o Gateway, Inc.  3,100                                                    15
      Hewlett-Packard Co.  29,903                                            589
      International Business Machines
      Corp.  16,500                                                        1,455
    o Lexmark International, Inc., Class A  1,300                            118
  (6) Microsoft Corp.  104,200                                             2,706
    o NCR Corp.  1,000                                                        45
    o Network Appliance, Inc.  3,400                                          63
    o Novell, Inc.  3,200                                                     31
    o Oracle Corp.  50,648                                                   568
      Pitney Bowes, Inc.  2,300                                              101
    o Siebel Systems, Inc.  4,300                                             44
    o Sun Microsystems, Inc.  30,800                                         120
    o Unisys Corp.  3,100                                                     40
    o Xerox Corp.  7,800                                                     105
                                                                         -------
                                                                           8,814
      BUSINESS SERVICES 0.7%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  671                                                            33
    o Allied Waste Industries, Inc.  3,100                                    39
    o Apollo Group, Inc., Class A  1,700                                     154
      Automatic Data Processing, Inc.  5,700                                 250
    o Cendant Corp.  9,532                                                   226
    o Cintas Corp.  1,638                                                     74
    o Citrix Systems, Inc.  1,800                                             34
      Computer Associates International,
      Inc.  5,625                                                            151
    o Computer Sciences Corp.  1,680                                          69
    o Convergys Corp.  1,354                                                  20
      Deluxe Corp.  700                                                       29
    o eBay, Inc.  6,268                                                      500
      Electronic Data Systems Corp.  4,600                                    84
      Equifax, Inc.  1,200                                                    29
      First Data Corp.  8,688                                                394
    o Fiserv, Inc.  1,800                                                     66
      H&R Block, Inc.  1,700                                                  77
      IMS Health, Inc.  2,300                                                 58
    o Interpublic Group of Cos., Inc.  3,700                                  58
    o Intuit, Inc.  1,972                                                     84
    o Mercury Interactive Corp.  800                                          34
    o Monster Worldwide, Inc.  954                                            24
      Omnicom Group, Inc.  1,800                                             143
    o Parametric Technology Corp.  2,700                                      12
      Paychex, Inc.  3,600                                                   134
    o PeopleSoft, Inc.  3,600                                                 61
    o Robert Half International, Inc.  1,700                                  46
    o Sungard Data Systems, Inc.  2,725                                       71
    o Symantec Corp.  2,800                                                  126


                                                         See financial notes. 21

SCHWAB MARKETTRACK GROWTH PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Tyco International Ltd.  19,303                                        530
    o Veritas Software Corp.  4,200                                          112
      Waste Management, Inc.  5,517                                          157
    o Yahoo!, Inc.  6,300                                                    318
                                                                         -------
                                                                           4,197
      CHEMICALS 0.2%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  2,300                                  115
      Dow Chemical Co.  8,994                                                357
      E.I. du Pont de Nemours & Co.  9,592                                   412
      Eastman Chemical Co.  800                                               34
      Ecolab, Inc.  2,800                                                     83
      Great Lakes Chemical Corp.  600                                         15
    o Hercules, Inc.  900                                                     10
    o Monsanto Co.  2,493                                                     86
      PPG Industries, Inc.  1,500                                             89
      Praxair, Inc.  3,200                                                   117
      Rohm & Haas Co.  2,205                                                  86
      Sigma-Aldrich Corp.  600                                                34
                                                                         -------
                                                                           1,438
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Centex Corp.  1,200                                                     57
      Fluor Corp.  800                                                        30
      KB Home  400                                                            28
      Masco Corp.  4,700                                                     132
      Pulte Homes, Inc.  1,400                                                69
      The Sherwin-Williams Co.  1,200                                         46
      The Stanley Works  600                                                  25
      Vulcan Materials Co.  800                                               37
                                                                         -------
                                                                             424
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp.  900                                               52
      Leggett & Platt, Inc.  2,000                                            45
      Maytag Corp.  900                                                       25
      Newell Rubbermaid, Inc.  2,745                                          65
      Whirlpool Corp.  800                                                    53
                                                                         -------
                                                                             240
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp.  400                                                         26
      Bemis Co.  1,000                                                        27
    o Pactiv Corp.  1,500                                                     35
    o Sealed Air Corp.  882                                                   43
                                                                         -------
                                                                             131
      ELECTRONICS 0.8%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  6,000                                     15
    o Advanced Micro Devices, Inc.  2,840                                     40
    o Agilent Technologies, Inc.  4,437                                      120
    o Altera Corp.  3,680                                                     74
      American Power Conversion Corp.  1,725                                  32
      Analog Devices, Inc.  3,400                                            145
    o Andrew Corp.  1,550                                                     26
    o Applied Materials, Inc.  16,200                                        295
    o Applied Micro Circuits Corp.  2,862                                     13
    o Broadcom Corp., Class A  2,900                                         109
    o CIENA Corp.  3,200                                                      13
      Intel Corp.  62,800                                                  1,616
      ITT Industries, Inc.  900                                               71
    o Jabil Circuit, Inc.  1,998                                              53
    o JDS Uniphase Corp.  12,589                                              38
    o KLA-Tencor Corp.  1,800                                                 75
      Linear Technology Corp.  3,000                                         107
    o LSI Logic Corp.  3,000                                                  22
    o Lucent Technologies, Inc.  40,092                                      135
      Maxim Integrated Products, Inc.  3,100                                 143
    o Micron Technology, Inc.  5,400                                          74
      Molex, Inc.  1,875                                                      56
      Motorola, Inc.  22,631                                                 413
    o National Semiconductor Corp.  1,700                                     69
    o Novellus Systems, Inc.  1,325                                           38
    o Nvidia Corp.  1,400                                                     29
      PerkinElmer, Inc.  1,000                                                19
    o PMC -- Sierra, Inc.  1,600                                              19
    o Power-One, Inc.  400                                                     3
    o QLogic Corp.  869                                                       23
      Qualcomm, Inc.  7,600                                                  475
    o Sanmina-SCI Corp.  5,000                                                50
      Scientific-Atlanta, Inc  1,600                                          52
    o Solectron Corp.  7,900                                                  39
      Symbol Technologies, Inc.  1,908                                        23
      Tektronix, Inc.  900                                                    27
    o Tellabs, Inc.  4,000                                                    35


22 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Teradyne, Inc.  1,700                                                   35
      Texas Instruments, Inc.  16,800                                        422
    o Thermo Electron Corp.  1,300                                            38
    o Thomas & Betts Corp.  481                                               12
    o Waters Corp.  1,300                                                     56
    o Xilinx, Inc.  3,200                                                    108
                                                                         -------
                                                                           5,257
      ENERGY: RAW MATERIALS 0.2%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  2,418                                        130
      Apache Corp.  3,308                                                    138
      Baker Hughes, Inc.  2,960                                              109
    o BJ Services Co.  1,500                                                  67
      Burlington Resources, Inc.  1,905                                      128
      Devon Energy Corp.  2,300                                              141
      EOG Resources, Inc.  1,128                                              56
      Halliburton Co.  4,158                                                 124
    o Noble Corp.  1,300                                                      48
      Occidental Petroleum Corp.  3,600                                      170
    o Rowan Cos., Inc.  600                                                   13
      Schlumberger Ltd.  5,700                                               334
      Valero Energy Corp.  1,200                                              76
                                                                         -------
                                                                           1,534
      FOOD & AGRICULTURE 0.6%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  6,532                                      115
      Campbell Soup Co.  4,200                                               116
      The Coca-Cola Co.  23,800                                            1,204
      Coca-Cola Enterprises, Inc.  4,000                                     108
      ConAgra Foods, Inc.  4,900                                             141
      General Mills, Inc.  3,576                                             174
      H.J. Heinz Co.  3,400                                                  130
      Hershey Foods Corp.  1,200                                             107
      Kellogg Co.  3,900                                                     167
      McCormick & Co., Inc.  1,400                                            48
      The Pepsi Bottling Group, Inc.  2,832                                   83
      PepsiCo, Inc.  16,460                                                  897
      Sara Lee Corp.  7,600                                                  175
      Supervalu, Inc.  1,400                                                  43
      Sysco Corp.  6,200                                                     237
      Wm. Wrigley Jr. Co.  2,200                                             136
                                                                         -------
                                                                           3,881
      GOLD 0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  4,201                                            157

      HEALTHCARE / DRUGS & MEDICINE 2.2%
      --------------------------------------------------------------------------
      Abbott Laboratories  15,300                                            673
      Allergan, Inc.  1,300                                                  114
      AmerisourceBergen Corp.  1,000                                          58
    o Amgen, Inc.  12,488                                                    703
    o Anthem, Inc.  1,351                                                    120
      Applied Biosystems Group --
      Applera Corp.  2,000                                                    37
      Bausch & Lomb, Inc.  600                                                38
      Baxter International, Inc.  5,600                                      177
      Becton Dickinson & Co.  2,600                                          131
    o Biogen Idec, Inc.  3,125                                               184
      Biomet, Inc.  2,475                                                     98
    o Boston Scientific Corp.  8,148                                         336
      Bristol-Myers Squibb Co.  19,000                                       477
      C.R. Bard, Inc.  400                                                    42
      Cardinal Health, Inc.  4,100                                           300
    o Caremark Rx, Inc.  3,570                                               121
    o Chiron Corp.  1,800                                                     84
      Eli Lilly & Co.  10,900                                                805
    o Express Scripts, Inc.  800                                              62
    o Forest Laboratories, Inc.  3,400                                       219
    o Genzyme Corp.  2,100                                                    91
      Guidant Corp.  3,000                                                   189
      HCA, Inc.  5,000                                                       203
      Health Management Associates, Inc.,
      Class A  2,400                                                          56
    o Humana, Inc.  1,400                                                     23
      Johnson & Johnson  28,554                                            1,543
    o King Pharmaceuticals, Inc.  2,133                                       37
      Manor Care, Inc.  1,100                                                 36
      McKesson Corp.  2,654                                                   87
    o Medco Health Solutions, Inc.  2,641                                     93
    o Medimmune, Inc.  2,400                                                  58
      Medtronic, Inc.  11,800                                                595
      Merck & Co., Inc.  21,600                                            1,015
      Mylan Laboratories, Inc.  2,600                                         60
  (8) Pfizer, Inc.  73,476                                                 2,627
    o Quest Diagnostics  1,101                                                93

                                                         See financial notes. 23

SCHWAB MARKETTRACK GROWTH PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Schering-Plough Corp.  14,100                                          236
    o St. Jude Medical, Inc.  1,750                                          133
      Stryker Corp.  1,892                                                   187
    o Tenet Healthcare Corp.  4,650                                           55
      UnitedHealth Group, Inc.  6,000                                        369
    o Watson Pharmaceuticals, Inc.  1,000                                     36
    o WellPoint Health Networks, Inc.  1,400                                 156
      Wyeth  13,100                                                          499
    o Zimmer Holdings, Inc.  2,300                                           184
                                                                         -------
                                                                          13,440
      HOUSEHOLD PRODUCTS 0.4%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  900                                        42
      Avon Products, Inc.  2,400                                             201
      Clorox Co.  2,200                                                      114
      Colgate-Palmolive Co.  5,300                                           307
      The Gillette Co.  9,700                                                397
      International Flavors & Fragrances,
      Inc.  1,100                                                             40
      Procter & Gamble Co.  12,500                                         1,322
                                                                         -------
                                                                           2,423
      INSURANCE 0.8%
      --------------------------------------------------------------------------
      ACE Ltd.  2,500                                                        110
      Aetna, Inc.  1,424                                                     118
      AFLAC, Inc.  5,200                                                     220
      The Allstate Corp.  7,000                                              321
      AMBAC Financial Group, Inc.  1,015                                      70
      American International Group,
      Inc.  25,251                                                         1,809
      AON Corp.  2,625                                                        68
      Chubb Corp.  1,700                                                     117
      CIGNA Corp.  1,400                                                      90
      Cincinnati Financial Corp.  1,890                                       78
      Hartford Financial Services Group,
      Inc.  2,700                                                            165
      Jefferson-Pilot Corp.  1,412                                            70
      Lincoln National Corp.  1,900                                           85
      Loews Corp.  1,900                                                     110
      Marsh & McLennan Cos., Inc.  5,200                                     235
      MBIA, Inc.  1,350                                                       80
      Metlife, Inc.  7,310                                                   252
      MGIC Investment Corp.  900                                              66
    o Principal Financial Group, Inc.  3,065                                 108
      The Progressive Corp.  2,100                                           184
      Prudential Financial, Inc.  5,200                                      229
      Safeco Corp.  1,100                                                     48
      St. Paul Cos., Inc.  6,454                                             262
      Torchmark Corp.  1,100                                                  57
      UnumProvident Corp.  2,349                                              37
      XL Capital Ltd., Class A  1,300                                         99
                                                                         -------
                                                                           5,088

      MEDIA 0.6%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  6,017                                                            250
    o Comcast Corp., Class A  21,843                                         657
      Dow Jones & Co., Inc.  800                                              37
      Gannett Co., Inc.  2,700                                               234
      Knight-Ridder, Inc.  900                                                70
      The McGraw-Hill Cos., Inc.  1,900                                      150
      Meredith Corp.  500                                                     25
      New York Times Co., Class A  1,400                                      64
      R.R. Donnelley & Sons Co.  2,100                                        62
    o Time Warner, Inc.  44,150                                              743
      Tribune Co.  3,100                                                     148
    o Univision Communications, Inc.,
      Class A  3,104                                                         105
      Viacom, Inc., Class B  16,981                                          656
      The Walt Disney Co.  19,619                                            452
                                                                         -------
                                                                           3,653
      MISCELLANEOUS 0.1%
      --------------------------------------------------------------------------
      3M Co.  7,600                                                          657

      MISCELLANEOUS FINANCE 1.2%
      --------------------------------------------------------------------------
      American Express Co.  12,400                                           607
      The Bear Stearns Cos., Inc.  882                                        71
      Capital One Financial Corp.  2,100                                     138
    / The Charles Schwab Corp.  13,042                                       134
      Charter One Financial, Inc.  2,315                                      77
  (9) Citigroup, Inc.  49,792                                              2,395
      Countrywide Financial Corp.  2,649                                     157
    o E*TRADE Group, Inc.  3,500                                              40
      Fannie Mae  9,400                                                      646
      Federated Investors, Inc., Class B  1,100                               32


24 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Franklin Resources, Inc.  2,500                                        137
      Freddie Mac  6,600                                                     385
      Golden West Financial Corp.  1,400                                     147
      Goldman Sachs Group, Inc.  4,579                                       443
      Janus Capital Group, Inc.  2,200                                        33
      Lehman Brothers Holdings, Inc.  2,600                                  191
      MBNA Corp.  12,550                                                     306
      Merrill Lynch & Co., Inc.  9,400                                       510
      Moody's Corp.  1,500                                                    97
      Morgan Stanley  10,600                                                 545
    o Providian Financial Corp.  2,900                                        35
      SLM Corp.  4,500                                                       172
      T. Rowe Price Group, Inc.  1,200                                        62
      Washington Mutual, Inc.  8,882                                         350
                                                                         -------
                                                                           7,710
      NON-DURABLES & ENTERTAINMENT 0.2%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  1,800                                         41
    o Electronic Arts, Inc.  2,866                                           145
      Fortune Brands, Inc.  1,400                                            107
      Hasbro, Inc.  1,650                                                     31
      International Game Technology  3,400                                   128
      Mattel, Inc.  4,150                                                     71
      McDonald's Corp.  12,400                                               338
    o Starbucks Corp.  3,560                                                 138
      Wendy's International, Inc.  1,000                                      39
    o Yum! Brands, Inc.  3,120                                               121
                                                                         -------
                                                                           1,159
      NON-FERROUS METALS 0.1%
      --------------------------------------------------------------------------
      Alcoa, Inc.  8,472                                                     260
      Engelhard Corp.  1,300                                                  38
      Freeport-McMoran Copper & Gold,
      Inc., Class B  1,700                                                    52
    o Phelps Dodge Corp.  810                                                 53
                                                                         -------
                                                                             403
      OIL: DOMESTIC 0.2%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  1,000                                               71
      Ashland, Inc.  800                                                      38
      ConocoPhillips  6,546                                                  467
      Kerr-McGee Corp.  869                                                   43
      Marathon Oil Corp.  3,100                                              104
    o Nabors Industries Ltd.  1,400                                           62
      Sunoco, Inc.  900                                                       57
    o Transocean, Inc.  2,945                                                 82
      Unocal Corp.  2,400                                                     86
                                                                         -------
                                                                           1,010
      OIL: INTERNATIONAL 0.6%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  10,327                                            945
  (7) Exxon Mobil Corp.  63,158                                            2,687
                                                                         -------
                                                                           3,632
      OPTICAL & PHOTO 0.0%
      --------------------------------------------------------------------------
    o Corning, Inc.  12,300                                                  136
      Eastman Kodak Co.  3,100                                                80
                                                                         -------
                                                                             216
      PAPER & FOREST PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  700                                                24
      Georgia-Pacific Corp.  2,228                                            78
      International Paper Co.  4,846                                         195
      Kimberly-Clark Corp.  4,960                                            325
    o Louisiana-Pacific Corp.  600                                            14
      MeadWestvaco Corp.  1,970                                               52
      Temple-Inland, Inc.  600                                                37
      Weyerhaeuser Co.  2,300                                                136
                                                                         -------
                                                                             861
      PRODUCER GOODS & MANUFACTURING 0.8%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  700                                       74
      Avery Dennison Corp.  1,200                                             77
      Caterpillar, Inc.  3,300                                               257
      Cooper Industries Ltd., Class A  900                                    49
      Deere & Co.  2,300                                                     156
      Dover Corp.  2,000                                                      80
      Emerson Electric Co.  4,000                                            241
  (5) General Electric Co.  98,400                                         2,947
      Honeywell International, Inc.  8,437                                   292
      Illinois Tool Works, Inc.  3,000                                       259
      Ingersoll-Rand Co., Class A  1,650                                     106
      Johnson Controls, Inc.  1,800                                           99
    o Millipore Corp.  400                                                    21
      Pall Corp.  1,000                                                       24


                                                         See financial notes. 25

SCHWAB MARKETTRACK GROWTH PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Parker Hannifin Corp.  1,150                                            64
      Snap-On, Inc.  600                                                      20
      W.W. Grainger, Inc.  900                                                47
                                                                         -------
                                                                           4,813

      RAILROAD & SHIPPING 0.1%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  3,800                              124
      CSX Corp.  2,200                                                        68
      Norfolk Southern Corp.  3,600                                           86
      Union Pacific Corp.  2,500                                             147
                                                                         -------
                                                                             425

      REAL PROPERTY 0.1%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A  900                                                       25
      Equity Office Properties Trust  3,900                                   98
      Equity Residential  2,600                                               72
      Plum Creek Timber Co., Inc.  1,700                                      50
      ProLogis  1,700                                                         50
      Simon Property Group, Inc.  1,700                                       82
                                                                         -------
                                                                             377
      RETAIL 1.1%
      --------------------------------------------------------------------------
      Albertson's, Inc.  3,538                                                83
    o Autonation, Inc.  3,000                                                 51
    o AutoZone, Inc.  800                                                     70
    o Bed, Bath & Beyond, Inc.  2,800                                        104
      Best Buy Co., Inc.  3,150                                              171
    o Big Lots, Inc.  1,100                                                   15
      Circuit City Stores, Inc.  2,000                                        23
    o Costco Wholesale Corp.  4,400                                          165
      CVS Corp.  3,900                                                       151
      Dillards, Inc., Class A  500                                             8
      Dollar General Corp.  3,303                                             62
      Family Dollar Stores, Inc.  1,700                                       55
      Federated Department Stores, Inc.  1,700                                83
      The Gap, Inc.  8,300                                                   183
      Home Depot, Inc.  21,900                                               771
      J.C. Penney Co., Inc. Holding Co.  2,500                                85
    o Kohl's Corp.  3,200                                                    134
    o Kroger Co.  7,200                                                      126
      Limited Brands  4,994                                                  103
      Lowe's Cos., Inc.  7,600                                               396
      The May Department Stores Co.  2,800                                    86
      Nordstrom, Inc.  1,300                                                  46
    o Office Depot, Inc.  3,300                                               58
      RadioShack Corp.  1,900                                                 58
    o Safeway, Inc.  4,200                                                    96
      Sears, Roebuck & Co.  2,100                                             84
    o Staples, Inc.  4,750                                                   122
      Target Corp.  8,800                                                    382
      Tiffany & Co.  1,400                                                    55
      TJX Cos., Inc.  5,200                                                  128
    o Toys `R' Us, Inc.  2,600                                                40
 (10) Wal-Mart Stores, Inc.  41,700                                        2,377
      Walgreen Co.  9,900                                                    341
      Winn-Dixie Stores, Inc.  1,500                                          11
                                                                         -------
                                                                           6,723
      STEEL 0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  735                                        8
      Nucor Corp.  900                                                        53
      United States Steel Corp.  900                                          26
      Worthington Industries, Inc.  900                                       16
                                                                         -------
                                                                             103
      TELEPHONE 0.6%
      --------------------------------------------------------------------------
      Alltel Corp.  3,100                                                    156
      AT&T Corp.  7,358                                                      126
    o AT&T Wireless Services, Inc.  26,561                                   367
    o Avaya, Inc.  4,132                                                      56
      BellSouth Corp.  17,800                                                459
      CenturyTel, Inc.  1,350                                                 39
    o Citizens Communications Co.  2,576                                      34
    o Nextel Communications, Inc.,
      Class A  10,600                                                        253
    o Qwest Communications International,
      Inc.  15,773                                                            63
      SBC Communications, Inc.  32,336                                       805
      Sprint Corp. (FON Group)  13,000                                       233
      Verizon Communications, Inc.  26,758                                 1,010
                                                                         -------
                                                                           3,601
      TOBACCO 0.2%
      --------------------------------------------------------------------------
      Altria Group, Inc.  19,800                                           1,096
      R.J. Reynolds Tobacco Holdings, Inc.  900                               58
      UST, Inc.  1,600                                                        60
                                                                         -------
                                                                           1,214


26 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO


                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRAVEL & RECREATION 0.1%
      --------------------------------------------------------------------------
      Brunswick Corp.  900                                                    37
      Carnival Corp.  6,100                                                  260
      Harrah's Entertainment, Inc.  1,200                                     64
      Hilton Hotels Corp.  3,600                                              63
      Marriott International, Inc., Class A  2,200                           104
      Starwood Hotels & Resorts Worldwide,
      Inc.  1,900                                                             75
                                                                         -------
                                                                             603
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc.  1,575                                                     89
      Ryder Systems, Inc.  400                                                15
                                                                         -------
                                                                             104
      UTILITIES: ELECTRIC & GAS 0.5%
      --------------------------------------------------------------------------
    o The AES Corp.  6,000                                                    52
    o Allegheny Energy, Inc.  1,070                                           15
      Ameren Corp.  1,800                                                     79
      American Electric Power Co., Inc.  3,860                               117
    o Calpine Corp.  2,700                                                    12
      Centerpoint Energy, Inc.  2,949                                         32
      Cinergy Corp.  1,600                                                    61
    o CMS Energy Corp.  1,000                                                  8
      Consolidated Edison, Inc.  2,100                                        87
      Constellation Energy Group, Inc.  1,700                                 65
      Dominion Resources, Inc.  3,078                                        196
      DTE Energy Co.  1,400                                                   55
      Duke Energy Corp.  8,852                                               186
    o Dynegy, Inc., Class A  3,100                                            12
      Edison International  3,200                                             75
      El Paso Corp.  5,006                                                    35
      Entergy Corp.  2,400                                                   131
      Exelon Corp.  3,112                                                    208
      FirstEnergy Corp.  3,195                                               125
      FPL Group, Inc.  1,900                                                 121
      KeySpan Corp.  1,300                                                    47
      Kinder Morgan, Inc.  1,107                                              67
      Nicor, Inc.  500                                                        17
      NiSource, Inc.  2,646                                                   53
      Peoples Energy Corp.  200                                                8
    o PG&E Corp.  4,000                                                      110
      Pinnacle West Capital Corp.  800                                        31
      PPL Corp.  1,800                                                        77
      Progress Energy, Inc.  2,475                                           106
      Public Service Enterprise Group, Inc.  2,300                            99
      Sempra Energy  2,103                                                    67
      The Southern Co.  7,200                                                207
      TECO Energy, Inc.  1,300                                                17
      TXU Corp.  2,767                                                        94
      Williams Cos., Inc.  5,000                                              52
      Xcel Energy, Inc.  3,850                                                64
                                                                         -------
                                                                           2,788
      OTHER INVESTMENT COMPANIES
      78.9% of net assets
 /(2) Schwab International Index
      Fund, Select Shares  8,896,011                                     124,277
 /(1) Schwab S&P 500 Fund,
      Select Shares  8,593,881                                           147,643
 /(3) Schwab Small-Cap Index
      Fund, Select Shares  6,429,321                                     121,321
 /(4) Schwab Total Bond
      Market Fund  9,428,618                                              93,815
                                                                       ---------
                                                                         487,056
      SHORT-TERM INVESTMENTS
      5.0% of net assets

    / Schwab Value Advantage
      Money Fund, Investor
      Shares  30,348,590                                                  30,349


      SECURITY                                         FACE AMOUNT
         RATE, MATURITY DATE                           ($ x 1,000)
      Bank of America, London
      Time Deposit
         0.50%, 05/03/04                                538                  538
                                                                         -------
                                                                          30,887

END OF INVESTMENTS.


                                                         See financial notes. 27

SCHWAB MARKETTRACK GROWTH PORTFOLIO

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $617,293 a
Receivables:
  Fund shares sold                                                          164
  Dividends                                                                 128
  Investments sold                                                          337
Prepaid expenses                                                   +         12
                                                                   -------------
TOTAL ASSETS                                                            617,934

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                      604
  Investments bought                                                         77
  Investment adviser and administrator fees
  Transfer agent and shareholder service fees
Accrued expenses                                                   +         59
                                                                   -------------
TOTAL LIABILITIES                                                           756

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            617,934
TOTAL LIABILITIES                                                  -        756
                                                                   -------------
NET ASSETS                                                             $617,178

NET ASSETS BY SOURCE
Capital received from investors                                         583,119
Net investment income not yet distributed                                   569
Net realized capital losses                                             (23,448)
Net unrealized capital gains                                             56,938

NET ASSET VALUE (NAV)

                                SHARES
NET ASSETS        /        OUTSTANDING      =            NAV
  $617,178                      41,230                $14.97

  Unless stated, all numbers x 1,000.

a The fund paid $560,355 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $42,417
    Sales/maturities             $30,340

  The fund's total security transactions with other SchwabFunds(R) during the period were $37.

  Percent of fund shares of other Schwab funds owned at the end of the report period:

SCHWAB EQUITY INDEX FUNDS

S&P 500 Fund                               1.8%
Small-Cap Index Fund                       7.3%
International Index Fund                  10.2%

SCHWAB BOND FUNDS
Total Bond Market Fund                     8.9%

SCHWAB MONEY FUNDS
Value Advantage
   Money Fund                              0.1%


FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                            $566,756

NET UNREALIZED GAINS AND LOSSES:

Gains                                      $79,247
Losses                                 +   (28,710)
                                       -----------
                                           $50,537

AS OF OCTOBER 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                             $1,500
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
 2010                                       $1,799
 2011                                  +    16,367
                                       -----------
                                           $18,166


28 See financial notes.

SCHWAB MARKETTRACK GROWTH PORTFOLIO

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $8,850
Interest                                                              +       3
                                                                      ----------
TOTAL INVESTMENT INCOME                                                   8,853

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (1,069)
Net realized gains received from underlying funds                     +   1,577
                                                                      ----------
NET REALIZED GAINS                                                          508

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      24,679

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,320 a
Transfer agent and shareholder service fees                                 767 b
Trustees' fees                                                                4 c
Custodian fees                                                               20
Portfolio accounting fees                                                    41
Professional fees                                                            18
Registration fees                                                            11
Shareholder reports                                                          45
Other expenses                                                        +       5
                                                                      ----------
Total expenses                                                            2,231
Expense reduction                                                     -     698 d
                                                                      ----------
NET EXPENSES                                                              1,533

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   8,853
NET EXPENSES                                                          -   1,533
                                                                      ----------
NET INVESTMENT INCOME                                                     7,320
NET REALIZED GAINS                                                          508 e
NET UNREALIZED GAINS                                                  +  24,679 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $32,507


  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $25,187.


                                                         See financial notes. 29

SCHWAB MARKETTRACK GROWTH PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     11/1/02-10/31/03
Net investment income                               $7,320               $7,781
Net realized gains or losses                           508              (13,734)
Net unrealized gains                       +        24,679              107,668
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              32,507              101,715

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $8,251               $8,524 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    11/1/03-4/30/04           11/1/02-10/31/03
                                 SHARES         VALUE      SHARES         VALUE
Shares sold                       4,392      $ 66,500       5,664       $72,375
Shares reinvested                   547         8,044         694         8,339
Shares redeemed              +   (3,927)      (59,335)     (8,438)     (105,988)
                             ---------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                       1,012       $15,209      (2,080)     ($25,274)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    11/1/03-4/30/04          11/1/02-10/31/03
                                 SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period              40,218      $577,713      42,298      $509,796
Total increase or
decrease                     +    1,012        39,465      (2,080)       67,917 b
                             ---------------------------------------------------
END OF PERIOD                    41,230      $617,178      40,218      $577,713 c


  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income              $8,524
  Long-term capital gains         $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $569 and $1,500 at the end of the current period and prior period, respectively.


30 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             13.78       12.05       13.47       15.53       14.85       13.39
                                                ------------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                            0.23        0.25        0.32        0.45        0.36        0.29
   Net realized and unrealized gains or losses      0.38        1.77       (1.22)      (1.92)       0.69        1.57
                                                ------------------------------------------------------------------------------------
   Total income or loss from investment
     operations                                     0.61        2.02       (0.90)      (1.47)       1.05        1.86
Less distributions:
   Dividends from net investment income            (0.29)      (0.29)      (0.40)      (0.49)      (0.28)      (0.33)
   Distributions from net realized gains              --          --       (0.12)      (0.10)      (0.09)      (0.07)
                                                ------------------------------------------------------------------------------------
   Total distributions                             (0.29)      (0.29)      (0.52)      (0.59)      (0.37)      (0.40)
                                                ------------------------------------------------------------------------------------
Net asset value at end of period                   14.10       13.78       12.05       13.47       15.53       14.85
                                                ------------------------------------------------------------------------------------
Total return (%)                                    4.46 1     17.12       (7.08)      (9.72)       7.11       14.18

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 2                         0.50 3      0.50        0.50        0.50        0.57 4      0.58
   Gross operating expenses 2                       0.73 3      0.74        0.74        0.74        0.82        0.91
   Net investment income                            1.59 1      1.98        2.35        3.31        2.46        2.25
Portfolio turnover rate                                7 1        17          31          21          18           7
Net assets, end of period ($ x 1,000,000)            528         516         462         497         510         403

* Unaudited.

1 Not annualized.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
  The income received by the portfolio from underlying funds is reduced by those expenses.

3 Annualized.

4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 31

SCHWAB MARKETTRACK BALANCED PORTFOLIO

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 82.4%      OTHER INVESTMENT
            COMPANIES                                     413,963        435,013

 12.6%      COMMON STOCK                                   41,306         66,720

  4.9%      SHORT-TERM
            INVESTMENTS                                    25,970         25,970
--------------------------------------------------------------------------------
 99.9%      TOTAL INVESTMENTS                             481,239        527,703

  0.1%      OTHER ASSETS AND
            LIABILITIES, NET                                                 616
--------------------------------------------------------------------------------
100.0%      TOTAL NET ASSETS                                             528,319

                                                                        VALUE
SECURITY AND NUMBER OF SHARES                                        ($ x 1,000)
COMMON STOCK 12.6% of net assets

      AEROSPACE / DEFENSE 0.2%
      --------------------------------------------------------------------------
      The Boeing Co.  5,484                                                  234
      Crane Co.  200                                                           6
      General Dynamics Corp.  1,300                                          122
      Goodrich Corp.  700                                                     20
      Lockheed Martin Corp.  2,900                                           138
      Northrop Grumman Corp.  1,128                                          112
      Raytheon Co.  2,600                                                     84
      Rockwell Automation, Inc.  1,200                                        39
      Rockwell Collins, Inc.  1,200                                           39
      Textron, Inc.  1,000                                                    55
      United Technologies Corp.  3,300                                       285
                                                                         -------
                                                                           1,134
      AIR TRANSPORTATION 0.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  900                                               6
      FedEx Corp.  1,960                                                     141
      Sabre Holdings Corp.  922                                               22
      Southwest Airlines Co.  5,137                                           73
      United Parcel Service, Inc., Class B  7,385                            518
                                                                         -------
                                                                             760
      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  200                                          13
      Anheuser-Busch Cos., Inc.  5,400                                       277
      Brown-Forman Corp., Class B  804                                        37
                                                                         -------
                                                                             327
      APPAREL 0.0%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  800                                          29
      Liz Claiborne, Inc.  800                                                28
      Nike, Inc., Class B  1,700                                             122
      Reebok International Ltd.  300                                          11
      VF Corp.  800                                                           37
                                                                         -------
                                                                             227
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  400                                            9
      Cummins, Inc.  300                                                      18
      Dana Corp.  1,085                                                       22
      Danaher Corp.  1,000                                                    92
      Delphi Corp.  3,884                                                     40
      Eaton Corp.  1,000                                                      59
      Ford Motor Co.  12,185                                                 187
      General Motors Corp.  3,650                                            173
      Genuine Parts Co.  1,150                                                41
      Goodyear Tire & Rubber Co.  1,000                                        9
      Harley-Davidson, Inc.  2,000                                           113
    o Navistar International Corp.  400                                       18
      Visteon Corp.  1,047                                                    11
                                                                         -------
                                                                             792
      BANKS 0.9%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  2,600                                                 57
      Bank of America Corp.  13,143                                        1,058
      The Bank of New York Co., Inc.  4,900                                  143


32  See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bank One Corp.  7,157                                                  353
      BB&T Corp.  3,600                                                      124
      Comerica, Inc.  1,100                                                   57
      Fifth Third Bancorp  3,658                                             196
      First Horizon National Corp.  800                                       35
      Huntington Bancshares, Inc.  1,597                                      34
      J.P. Morgan Chase & Co.  13,266                                        499
      KeyCorp, Inc.  2,600                                                    77
      M&T Bank Corp.  800                                                     68
      Marshall & Ilsley Corp.  1,344                                          50
      Mellon Financial Corp.  2,800                                           83
      National City Corp.  4,100                                             142
      North Fork Bancorp., Inc.  1,100                                        41
      Northern Trust Corp.  1,400                                             59
      PNC Financial Services Group, Inc.  1,900                              101
      Regions Financial Corp.  1,400                                          49
      SouthTrust Corp.  2,200                                                 68
      State Street Corp.  2,200                                              107
      SunTrust Banks, Inc.  1,900                                            129
      Synovus Financial Corp.  1,900                                          45
      U.S. Bancorp  12,554                                                   322
      Union Planters Corp.  1,350                                             38
      Wachovia Corp.  8,536                                                  391
      Wells Fargo & Co.  10,835                                              612
      Zions Bancorp.  600                                                     34
                                                                         -------
                                                                           4,972
      BUSINESS MACHINES & SOFTWARE 1.1%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  1,600                                              66
    o Apple Computer, Inc.  2,200                                             57
      Autodesk, Inc.  800                                                     27
    o BMC Software, Inc.  1,600                                               28
    o Cisco Systems, Inc.  44,600                                            931
    o Compuware Corp.  2,400                                                  18
    o Comverse Technology, Inc.  1,000                                        16
    o Dell, Inc.  16,500                                                     573
    o EMC Corp.  15,562                                                      174
    o Gateway, Inc.  2,100                                                    10
      Hewlett-Packard Co.  19,724                                            388
      International Business Machines
      Corp.  11,100                                                          979
    o Lexmark International, Inc., Class A  800                               72
  (6) Microsoft Corp.  69,800                                              1,813
    o NCR Corp.  600                                                          27
    o Network Appliance, Inc.  2,000                                          37
    o Novell, Inc.  2,200                                                     21
    o Oracle Corp.  34,000                                                   381
      Pitney Bowes, Inc.  1,600                                               70
    o Siebel Systems, Inc.  3,000                                             31
    o Sun Microsystems, Inc.  20,800                                          81
    o Unisys Corp.  2,100                                                     27
    o Xerox Corp.  5,200                                                      70
                                                                         -------
                                                                           5,897
      BUSINESS SERVICES 0.5%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  465                                                            23
    o Allied Waste Industries, Inc.  2,100                                    26
    o Apollo Group, Inc., Class A  1,100                                     100
      Automatic Data Processing, Inc.  3,900                                 171
    o Cendant Corp.  6,415                                                   152
    o Cintas Corp.  1,102                                                     50
    o Citrix Systems, Inc.  1,200                                             23
      Computer Associates International,
      Inc.  3,825                                                            103
    o Computer Sciences Corp.  1,090                                          45
    o Convergys Corp.  869                                                    13
      Deluxe Corp.  500                                                       21
    o eBay, Inc.  4,208                                                      336
      Electronic Data Systems Corp.  3,100                                    57
      Equifax, Inc.  900                                                      22
      First Data Corp.  5,704                                                259
    o Fiserv, Inc.  1,200                                                     44
      H&R Block, Inc.  1,200                                                  54
      IMS Health, Inc.  1,500                                                 38
    o Interpublic Group of Cos., Inc.  2,500                                  39
    o Intuit, Inc.  1,327                                                     56
    o Mercury Interactive Corp.  500                                          21
    o Monster Worldwide, Inc.  666                                            17
      Omnicom Group, Inc.  1,200                                              95
    o Parametric Technology Corp.  1,800                                       8
      Paychex, Inc.  2,475                                                    92
    o PeopleSoft, Inc.  2,400                                                 40
    o Robert Half International, Inc.  1,200                                  33
    o Sungard Data Systems, Inc.  1,832                                       48
    o Symantec Corp.  1,998                                                   90


                                                         See financial notes. 33

SCHWAB MARKETTRACK BALANCED PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Tyco International Ltd.  12,949                                        355
    o Veritas Software Corp.  2,600                                           69
      Waste Management, Inc.  3,712                                          105
    o Yahoo!, Inc.  4,200                                                    212
                                                                         -------
                                                                           2,817
      CHEMICALS 0.2%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  1,500                                   75
      Dow Chemical Co.  6,049                                                240
      E.I. du Pont de Nemours & Co.  6,484                                   278
      Eastman Chemical Co.  600                                               26
      Ecolab, Inc.  2,000                                                     60
      Great Lakes Chemical Corp.  400                                         10
    o Hercules, Inc.  700                                                      8
    o Monsanto Co.  1,727                                                     60
      PPG Industries, Inc.  1,200                                             71
      Praxair, Inc.  2,000                                                    73
      Rohm & Haas Co.  1,421                                                  55
      Sigma-Aldrich Corp.  500                                                28
                                                                         -------
                                                                             984
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Centex Corp.  800                                                       38
      Fluor Corp.  500                                                        19
      KB Home  300                                                            21
      Masco Corp.  3,000                                                      84
      Pulte Homes, Inc.  800                                                  39
      The Sherwin-Williams Co.  1,100                                         42
      The Stanley Works  600                                                  26
      Vulcan Materials Co.  700                                               32
                                                                         -------
                                                                             301
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp.  600                                               35
      Leggett & Platt, Inc.  1,300                                            29
      Maytag Corp.  600                                                       17
      Newell Rubbermaid, Inc.  1,872                                          44
      Whirlpool Corp.  500                                                    33
                                                                         -------
                                                                             158
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp.  400                                                         26
      Bemis Co.  600                                                          16
    o Pactiv Corp.  1,000                                                     23
    o Sealed Air Corp.  621                                                   31
                                                                         -------
                                                                              96
      ELECTRONICS 0.7%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  5,000                                     12
    o Advanced Micro Devices, Inc.  2,040                                     29
    o Agilent Technologies, Inc.  2,917                                       79
    o Altera Corp.  2,546                                                     51
      American Power Conversion Corp.  1,175                                  22
      Analog Devices, Inc.  2,300                                             98
    o Andrew Corp.  1,025                                                     17
    o Applied Materials, Inc.  10,900                                        199
    o Applied Micro Circuits Corp.  1,928                                      8
    o Broadcom Corp., Class A  2,000                                          75
    o CIENA Corp.  2,100                                                       9
      Intel Corp.  42,300                                                  1,088
      ITT Industries, Inc.  600                                               48
    o Jabil Circuit, Inc.  1,341                                              35
    o JDS Uniphase Corp.  8,464                                               26
    o KLA-Tencor Corp.  1,200                                                 50
      Linear Technology Corp.  2,000                                          71
    o LSI Logic Corp.  2,000                                                  15
    o Lucent Technologies, Inc.  26,905                                       91
      Maxim Integrated Products, Inc.  2,100                                  97
    o Micron Technology, Inc.  3,600                                          49
      Molex, Inc.  1,250                                                      37
      Motorola, Inc.  14,770                                                 270
    o National Semiconductor Corp.  1,100                                     45
    o Novellus Systems, Inc.  900                                             26
    o Nvidia Corp.  900                                                       18
      PerkinElmer, Inc.  600                                                  12
    o PMC -- Sierra, Inc.  1,100                                              13
    o Power-One, Inc.  240                                                     2
    o QLogic Corp.  585                                                       16
      Qualcomm, Inc.  5,100                                                  319
    o Sanmina-SCI Corp.  3,400                                                34
      Scientific-Atlanta, Inc.  1,000                                         32
    o Solectron Corp.  5,300                                                  26
      Symbol Technologies, Inc.  1,284                                        15
      Tektronix, Inc.  500                                                    15
    o Tellabs, Inc.  2,700                                                    24
    o Teradyne, Inc.  1,100                                                   22


34  See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Texas Instruments, Inc.  11,300                                        284
    o Thermo Electron Corp.  900                                              26
    o Thomas & Betts Corp.  381                                                9
    o Waters Corp.  900                                                       39
    o Xilinx, Inc.  2,100                                                     71
                                                                         -------
                                                                           3,524
      ENERGY: RAW MATERIALS 0.2%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  1,510                                         81
      Apache Corp.  2,048                                                     86
      Baker Hughes, Inc.  2,250                                               83
    o BJ Services Co.  1,000                                                  45
      Burlington Resources, Inc.  1,410                                       95
      Devon Energy Corp.  1,500                                               92
      EOG Resources, Inc.  759                                                37
      Halliburton Co.  2,974                                                  89
    o Noble Corp.  900                                                        33
      Occidental Petroleum Corp.  2,400                                      113
    o Rowan Cos., Inc.  600                                                   13
      Schlumberger Ltd.  3,900                                               228
      Valero Energy Corp.  800                                                51
                                                                         -------
                                                                           1,046
      FOOD & AGRICULTURE 0.5%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  4,446                                       78
      Campbell Soup Co.  2,800                                                77
      The Coca-Cola Co.  15,800                                              799
      Coca-Cola Enterprises, Inc.  2,700                                      73
      ConAgra Foods, Inc.  3,300                                              95
      General Mills, Inc.  2,392                                             117
      H.J. Heinz Co.  2,300                                                   88
      Hershey Foods Corp.  800                                                71
      Kellogg Co.  2,700                                                     116
      McCormick & Co., Inc.  900                                              31
      The Pepsi Bottling Group, Inc.  1,826                                   53
      PepsiCo, Inc.  11,070                                                  603
      Sara Lee Corp.  5,100                                                  118
      Supervalu, Inc.  900                                                    28
      Sysco Corp.  4,400                                                     168
      Wm. Wrigley Jr. Co.  1,600                                              99
                                                                         -------
                                                                           2,614
      GOLD 0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  2,754                                            103

      HEALTHCARE / DRUGS & MEDICINE 1.7%
      --------------------------------------------------------------------------
      Abbott Laboratories  10,200                                            449
      Allergan, Inc.  900                                                     79
      AmerisourceBergen Corp.   700                                           41
    o Amgen, Inc.  8,340                                                     469
    o Anthem, Inc.  926                                                       82
      Applied Biosystems Group --
      Applera Corp.  1,400                                                    26
      Bausch & Lomb, Inc.  400                                                25
      Baxter International, Inc.  3,800                                      120
      Becton Dickinson & Co.  1,800                                           91
    o Biogen Idec, Inc.  2,150                                               127
      Biomet, Inc.  1,575                                                     62
    o Boston Scientific Corp.  5,248                                         216
      Bristol-Myers Squibb Co.  12,800                                       321
      C.R. Bard, Inc.  300                                                    32
      Cardinal Health, Inc.  2,775                                           203
    o Caremark Rx, Inc.  2,408                                                82
    o Chiron Corp.  1,200                                                     56
      Eli Lilly & Co.  7,400                                                 546
    o Express Scripts, Inc.  500                                              39
    o Forest Laboratories, Inc.  2,400                                       155
    o Genzyme Corp.  1,400                                                    61
      Guidant Corp.  2,000                                                   126
      HCA, Inc.  3,400                                                       138
      Health Management Associates, Inc.,
      Class A  1,600                                                          37
    o Humana, Inc.  800                                                       13
      Johnson & Johnson  19,272                                            1,041
    o King Pharmaceuticals, Inc.  1,388                                       24
      Manor Care, Inc.  500                                                   16
      McKesson Corp.  1,773                                                   58
    o Medco Health Solutions, Inc.  1,784                                     63
    o Medimmune, Inc.  1,400                                                  34
      Medtronic, Inc.  7,800                                                 394
      Merck & Co., Inc.  14,500                                              682
      Mylan Laboratories, Inc.  1,700                                         39
  (8) Pfizer, Inc.  49,386                                                 1,766
    o Quest Diagnostics  735                                                  62


                                                         See financial notes. 35

SCHWAB MARKETTRACK BALANCED PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Schering-Plough Corp.  9,500                                           159
    o St. Jude Medical, Inc.  1,060                                           81
      Stryker Corp.  1,273                                                   126
    o Tenet Healthcare Corp.  3,150                                           37
      UnitedHealth Group, Inc.  4,100                                        252
    o Watson Pharmaceuticals, Inc.  600                                       21
    o WellPoint Health Networks, Inc.  1,000                                 112
      Wyeth  8,800                                                           335
    o Zimmer Holdings, Inc.  1,500                                           120
                                                                         -------
                                                                           9,018
      HOUSEHOLD PRODUCTS 0.3%
      --------------------------------------------------------------------------
      Alberto-Culver Co.,  Class B 600                                        28
      Avon Products, Inc.  1,500                                             126
      Clorox Co.  1,300                                                       67
      Colgate-Palmolive Co.  3,600                                           209
      The Gillette Co.  6,700                                                274
      International Flavors & Fragrances, Inc.  800                           29
      Procter & Gamble Co.  8,400                                            888
                                                                         -------
                                                                           1,621
      INSURANCE 0.7%
      --------------------------------------------------------------------------
      ACE Ltd.  1,700                                                         74
      Aetna, Inc.  1,034                                                      86
      AFLAC, Inc.  3,300                                                     139
      The Allstate Corp.  4,700                                              216
      AMBAC Financial Group, Inc.  684                                        47
      American International Group, Inc.  16,942                           1,214
      AON Corp.  2,025                                                        53
      Chubb Corp.  1,200                                                      83
      CIGNA Corp.  1,000                                                      64
      Cincinnati Financial Corp.  1,260                                       52
      Hartford Financial Services Group, Inc.  1,800                         110
      Jefferson-Pilot Corp.  1,050                                            52
      Lincoln National Corp.  1,300                                           58
      Loews Corp.  1,200                                                      70
      Marsh & McLennan Cos., Inc.  3,600                                     162
      MBIA, Inc.  1,050                                                       62
      Metlife, Inc.  4,986                                                   172
      MGIC Investment Corp.  700                                              52
    o Principal Financial Group, Inc.  2,329                                  82
      The Progressive Corp.  1,500                                           131
      Prudential Financial, Inc.  3,500                                      154
      Safeco Corp.  800                                                       35
      St. Paul Cos., Inc.  4,241                                             172
      Torchmark Corp.  800                                                    42
      UnumProvident Corp.  1,657                                              26
      XL Capital Ltd., Class A  800                                           61
                                                                         -------
                                                                           3,469
      MEDIA 0.5%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  4,080                                                            169
    o Comcast Corp., Class A  14,661                                         441
      Dow Jones & Co., Inc.  600                                              28
      Gannett Co., Inc.  1,700                                               147
      Knight-Ridder, Inc.  600                                                47
      The McGraw-Hill Cos., Inc.  1,200                                       95
      Meredith Corp.  300                                                     15
      New York Times Co., Class A  1,100                                      51
      R.R. Donnelley & Sons Co.  1,400                                        41
    o Time Warner, Inc.  29,650                                              499
      Tribune Co.  2,100                                                     101
    o Univision Communications, Inc.,
      Class A  2,048                                                          69
      Viacom, Inc., Class B  11,418                                          441
      The Walt Disney Co.  13,217                                            304
                                                                         -------
                                                                           2,448
      MISCELLANEOUS 0.1%
      --------------------------------------------------------------------------
      3M Co.  5,000                                                          432

      MISCELLANEOUS FINANCE 1.0%
      --------------------------------------------------------------------------
      American Express Co.  8,300                                            406
      The Bear Stearns Cos., Inc.  602                                        48
      Capital One Financial Corp.  1,500                                      98
    / The Charles Schwab Corp.  8,783                                         90
      Charter One Financial, Inc.  1,620                                      54
  (9) Citigroup, Inc.  33,476                                              1,610
      Countrywide Financial Corp.  1,749                                     104
    o E*TRADE Group, Inc.  2,400                                              27
      Fannie Mae  6,300                                                      433
      Federated Investors, Inc., Class B  700                                 21
      Franklin Resources, Inc.  1,700                                         93
      Freddie Mac  4,500                                                     263
      Golden West Financial Corp.  1,000                                     105
      Goldman Sachs Group, Inc.  3,079                                       298


36 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Janus Capital Group, Inc.  1,400                                        21
      Lehman Brothers Holdings, Inc.  1,800                                  132
      MBNA Corp.  8,268                                                      202
      Merrill Lynch & Co., Inc.  6,300                                       342
      Moody's Corp.  1,000                                                    65
      Morgan Stanley  7,010                                                  360
    o Providian Financial Corp.  1,900                                        23
      SLM Corp.  3,000                                                       115
      T. Rowe Price Group, Inc.  800                                          41
      Washington Mutual, Inc.  5,974                                         235
                                                                         -------
                                                                           5,186
      NON-DURABLES & ENTERTAINMENT 0.1%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  1,350                                         31
    o Electronic Arts, Inc.  1,792                                            91
      Fortune Brands, Inc.  1,000                                             76
      Hasbro, Inc.  1,275                                                     24
      International Game Technology  2,100                                    79
      Mattel, Inc.  2,825                                                     48
      McDonald's Corp.  8,100                                                220
    o Starbucks Corp.  2,440                                                  95
      Wendy's International, Inc.  800                                        31
    o Yum! Brands, Inc.  2,060                                                80
                                                                         -------
                                                                             775
      NON-FERROUS METALS 0.1%
      --------------------------------------------------------------------------
      Alcoa, Inc.  5,648                                                     174
      Engelhard Corp.  800                                                    23
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  1,100                                                          34
    o Phelps Dodge Corp.  540                                                 35
                                                                         -------
                                                                             266
      OIL: DOMESTIC 0.1%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  600                                                 43
      Ashland, Inc.  500                                                      24
      ConocoPhillips  4,324                                                  308
      Kerr-McGee Corp.  621                                                   30
      Marathon Oil Corp.  2,100                                               71
    o Nabors Industries Ltd.  1,000                                           44
      Sunoco, Inc.  600                                                       38
    o Transocean, Inc.  2,016                                                 56
      Unocal Corp.  1,600                                                     58
                                                                         -------
                                                                             672
      OIL: INTERNATIONAL 0.5%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  6,895                                             631
  (7) Exxon Mobil Corp.  42,420                                            1,805
                                                                        --------
                                                                           2,436
      OPTICAL & PHOTO 0.0%
      -------------------------------------------------------------------------
    o Corning, Inc.  8,300                                                    91
      Eastman Kodak Co.  2,000                                                52
                                                                         -------
                                                                             143
      PAPER & FOREST PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  600                                                20
      Georgia-Pacific Corp.  1,496                                            52
      International Paper Co.  3,166                                         128
      Kimberly-Clark Corp.  3,380                                            221
    o Louisiana-Pacific Corp.  700                                            17
      MeadWestvaco Corp.  1,279                                               33
      Temple-Inland, Inc.  400                                                25
      Weyerhaeuser Co.  1,400                                                 83
                                                                         -------
                                                                             579
      PRODUCER GOODS & MANUFACTURING 0.6%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  500                                       53
      Avery Dennison Corp.  700                                               45
      Caterpillar, Inc.  2,300                                               179
      Cooper Industries Ltd., Class A  600                                    33
      Deere & Co.  1,500                                                     102
      Dover Corp.  1,400                                                      56
      Emerson Electric Co.  2,800                                            169
  (5) General Electric Co.  66,100                                         1,980
      Honeywell International, Inc.  5,700                                   197
      Illinois Tool Works, Inc.  2,000                                       172
      Ingersoll-Rand Co., Class A  1,100                                      71
      Johnson Controls, Inc.  1,200                                           66
    o Millipore Corp.  200                                                    10
      Pall Corp.  800                                                         19
      Parker Hannifin Corp.  700                                              39
      Snap-On, Inc.  350                                                      12
      W.W. Grainger, Inc.  600                                                31
                                                                         -------
                                                                           3,234


                                                         See financial notes. 37

SCHWAB MARKETTRACK BALANCED PORTFOLIO

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RAILROAD & SHIPPING 0.1%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  2,500                               82
      CSX Corp.  1,500                                                        46
      Norfolk Southern Corp.  2,500                                           60
      Union Pacific Corp.  1,700                                             100
                                                                         -------
                                                                             288
      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A  600                                                            17
      Equity Office Properties Trust  2,600                                   65
      Equity Residential  1,700                                               47
      Plum Creek Timber Co., Inc.  1,200                                      36
      ProLogis  1,200                                                         35
      Simon Property Group, Inc.  1,100                                       53
                                                                         -------
                                                                             253
      RETAIL 0.9%
      --------------------------------------------------------------------------
      Albertson's, Inc.  2,671                                                62
    o Autonation, Inc.  2,000                                                 34
    o AutoZone, Inc.  500                                                     44
    o Bed, Bath & Beyond, Inc.  1,800                                         67
      Best Buy Co., Inc.  2,100                                              114
    o Big Lots, Inc.  700                                                     10
      Circuit City Stores, Inc.  1,400                                        16
    o Costco Wholesale Corp.  3,000                                          112
      CVS Corp.  2,600                                                       100
      Dillards, Inc., Class A  700                                            12
      Dollar General Corp.  2,202                                             41
      Family Dollar Stores, Inc.  1,100                                       35
      Federated Department Stores, Inc.  1,100                                54
      The Gap, Inc.  5,662                                                   125
      Home Depot, Inc.  14,700                                               517
      J.C. Penney Co., Inc. Holding Co.  1,700                                58
    o Kohl's Corp.  2,200                                                     92
    o Kroger Co.  5,300                                                       93
      Limited Brands, Inc.  3,388                                             70
      Lowe's Cos., Inc.  5,000                                               260
      The May Department Stores Co.  2,100                                    65
      Nordstrom, Inc.  900                                                    32
    o Office Depot, Inc.  2,500                                               44
      RadioShack Corp.  1,300                                                 40
    o Safeway, Inc.  2,800                                                    64
      Sears, Roebuck & Co.  1,600                                             64
    o Staples, Inc.  3,050                                                    79
      Target Corp.  5,800                                                    252
      Tiffany & Co.  950                                                      37
      TJX Cos., Inc.  3,600                                                   88
    o Toys `R' Us, Inc.  1,200                                                18
 (10) Wal-Mart Stores, Inc.  28,000                                        1,596
      Walgreen Co.  6,600                                                    228
      Winn-Dixie Stores, Inc.  1,200                                           9
                                                                         -------
                                                                           4,532
      STEEL 0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  492                                        5
      Nucor Corp.  600                                                        36
      United States Steel Corp.  700                                          20
      Worthington Industries, Inc.  300                                        5
                                                                         -------
                                                                              66
      TELEPHONE 0.5%
      --------------------------------------------------------------------------
      Alltel Corp.  2,100                                                    106
      AT&T Corp.  4,941                                                       85
    o AT&T Wireless Services, Inc.  17,825                                   246
    o Avaya, Inc.  2,775                                                      38
      BellSouth Corp.  11,900                                                307
      CenturyTel, Inc.  900                                                   26
    o Citizens Communications Co.  1,732                                      23
    o Nextel Communications, Inc.,
      Class A  7,200                                                         172
    o Qwest Communications International,
      Inc.  10,622                                                            43
      SBC Communications, Inc.  21,788                                       542
      Sprint Corp. (FON Group)  8,750                                        156
      Verizon Communications, Inc.  17,836                                   673
                                                                         -------
                                                                           2,417
      TOBACCO 0.2%
      --------------------------------------------------------------------------
      Altria Group, Inc.  13,200                                             731
      R.J. Reynolds Tobacco Holdings, Inc.  600                               39
      UST, Inc.  1,100                                                        41
                                                                         -------
                                                                             811


38 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRAVEL & RECREATION 0.1%
      --------------------------------------------------------------------------
      Brunswick Corp.  600                                                    24
      Carnival Corp.  4,100                                                  175
      Harrah's Entertainment, Inc.  700                                       37
      Hilton Hotels Corp.  2,500                                              44
      Marriott International, Inc., Class A  1,500                            71
      Starwood Hotels & Resorts Worldwide,
      Inc.  1,200                                                             48
                                                                         -------
                                                                             399
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc.  1,050                                                     59
      Ryder Systems, Inc.  400                                                15
                                                                         -------
                                                                              74
      UTILITIES: ELECTRIC & GAS 0.3%
      --------------------------------------------------------------------------
    o The AES Corp.  3,200                                                    28
    o Allegheny Energy, Inc.  720                                             10
      Ameren Corp.  1,200                                                     53
      American Electric Power Co., Inc.  2,580                                79
    o Calpine Corp.  1,800                                                     8
      Centerpoint Energy, Inc.  1,924                                         21
      Cinergy Corp.  1,000                                                    38
    o CMS Energy Corp.  700                                                    6
      Consolidated Edison, Inc.  1,500                                        62
      Constellation Energy Group, Inc.  1,000                                 39
      Dominion Resources, Inc.  2,167                                        139
      DTE Energy Co.  1,000                                                   39
      Duke Energy Corp.  5,952                                               125
    o Dynegy, Inc., Class A  2,100                                             8
      Edison International  2,200                                             52
      El Paso Corp.  3,222                                                    23
      Entergy Corp.  1,500                                                    82
      Exelon Corp.  2,162                                                    145
      FirstEnergy Corp.  2,030                                                79
      FPL Group, Inc.  1,300                                                  83
      KeySpan Corp.  900                                                      33
      Kinder Morgan, Inc.  745                                                45
      Nicor, Inc.  300                                                        10
      NiSource, Inc.  1,651                                                   33
      Peoples Energy Corp.  200                                                8
    o PG&E Corp.  2,700                                                       74
      Pinnacle West Capital Corp.  600                                        23
      PPL Corp.  1,000                                                        43
      Progress Energy, Inc.  1,593                                            68
      Public Service Enterprise Group, Inc.  1,500                            64
      Sempra Energy  1,360                                                    43
      The Southern Co.  4,500                                                129
      TECO Energy, Inc.  900                                                  11
      TXU Corp.  2,122                                                        72
      Williams Cos., Inc.  3,000                                              31
      Xcel Energy, Inc.  2,585                                                43
                                                                         -------
                                                                           1,849

      OTHER INVESTMENT COMPANIES
      82.4% of net assets

 /(3) Schwab International Index
      Fund, Select Shares  5,705,881                                      79,711
 /(2) Schwab S&P 500 Fund,
      Select Shares  5,316,923                                            91,345
 /(4) Schwab Small-Cap Index Fund,
      Select Shares  4,074,034                                            76,877
 /(1) Schwab Total Bond
      Market Fund  18,802,000                                            187,080
                                                                       ---------
                                                                         435,013

      SHORT-TERM INVESTMENTS
      4.9% of net assets

    / Schwab Value Advantage
      Money Fund, Investor
      Shares 25,017,469                                                  25,017

      SECURITY                                        FACE AMOUNT
         RATE, MATURITY DATE                          ($ x 1,000)
      Bank of America, London
      Time Deposit
        0.50%, 05/03/04                                       953            953
                                                                       ---------
                                                                          25,970

END OF INVESTMENTS.


                                                         See financial notes. 39

SCHWAB MARKETTRACK BALANCED PORTFOLIO

Statement of
ASSETS AND LIABILITIES

As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                         $527,703 a
Receivables:
   Fund shares sold                                                       135
   Dividends                                                               98
   Investments sold                                                       547
Prepaid expenses                                                  +        16
                                                                  ------------
TOTAL ASSETS                                                          528,499

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    67
   Investments bought                                                      51
   Investment adviser and administrator fees                                6
   Transfer agent and shareholder service fees                              7
Accrued expenses                                                  +        49
                                                                  ------------
TOTAL LIABILITIES                                                         180
NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          528,499
TOTAL LIABILITIES                                                 -       180
                                                                  ------------
NET ASSETS                                                           $528,319

NET ASSETS BY SOURCE
Capital received from investors                                       499,362
Net investment income not yet distributed                               1,546
Net realized capital losses                                           (19,053)
Net unrealized capital gains                                           46,464

NET ASSET VALUE (NAV)

                                SHARES
NET ASSETS        /        OUTSTANDING      =           NAV
  $528,319                      37,464               $14.10

  Unless stated, all numbers x 1,000.

a The fund paid $481,239 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

      Purchases                 $34,356
      Sales/maturities          $36,356

  The fund's total security transactions with other SchwabFunds(R) during the period were $16.

  Percent of fund shares of other Schwab funds owned at the end of the report period:

SCHWAB EQUITY INDEX FUNDS

S&P 500 Fund                         1.1%
Small-Cap Index Fund                 4.6%
International Index Fund             6.5%

SCHWAB BOND FUNDS
Total Bond Market Fund              17.8%

SCHWAB MONEY FUNDS
Value Advantage
  Money Fund                         0.1%

FEDERAL TAX DATA
-----------------------------------------------
PORTFOLIO COST                         $489,494
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $54,332
Losses                              +   (16,123)
                                    -----------
                                        $38,209
AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                          $3,839
Long-term capital gains                     $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                   Loss amount
                2010                       $303
                2011                +    11,862
                                    -----------
                                        $12,165


40 See financial notes.

SCHWAB MARKETTRACK BALANCED PORTFOLIO

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                              $9,799
Interest                                                          +         4
                                                                  ------------
TOTAL INVESTMENT INCOME                                                 9,803

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                  (446)
Net realized gains received from underlying funds                 +     3,264
                                                                  ------------
NET REALIZED GAINS                                                      2,818

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    11,603

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,158 a
Transfer agent and shareholder service fees                               663 b
Trustees' fees                                                              4 c
Custodian fees                                                             21
Portfolio accounting fees                                                  36
Professional fees                                                          17
Registration fees                                                          16
Shareholder reports                                                        25
Other expenses                                                    +         5
                                                                  ------------
Total expenses                                                          1,945
Expense reduction                                                 -       620 d
                                                                  ------------
NET EXPENSES                                                            1,325

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 9,803
NET EXPENSES                                                      -     1,325
                                                                  ------------
NET INVESTMENT INCOME                                                   8,478
NET REALIZED GAINS                                                      2,818 e
NET UNREALIZED GAINS                                              +    11,603 e
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $22,899

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $14,421.


                                                         See financial notes. 41

SCHWAB MARKETTRACK BALANCED PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000
Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                           11/1/03-4/30/04   11/1/02-10/31/03
Net investment income                               $8,478             $9,483
Net realized gains or losses                         2,818             (9,182)
Net unrealized gains                       +        11,603             75,317
                                           -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              22,899             75,618

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income               $10,771            $11,180 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                               SHARES          VALUE     SHARES         VALUE
Shares sold                     4,211        $60,108      6,802       $85,681
Shares reinvested                 746         10,391        904        10,796
Shares redeemed              + (4,971)       (70,675)    (8,594)     (107,008)
                             -------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                       (14)         ($176)      (888)     ($10,531)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                               SHARES     NET ASSETS     SHARES    NET ASSETS
Beginning of period            37,478       $516,367     38,366      $462,460
Total increase or
decrease                     +    (14)        11,952       (888)       53,907 b
                             -------------------------------------------------
END OF PERIOD                  37,464       $528,319     37,478      $516,367 c

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                  $11,180
  Long-term capital gains              $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $1,546 and $3,839 at the end of the current period and prior period, respectively.


42 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                        4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   12.53        11.37       12.22       13.12       12.73       12.11
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.26         0.29        0.40        0.49        0.47        0.41
   Net realized and unrealized gains or losses            0.15         1.16       (0.78)      (0.80)       0.41        0.68
                                                        ----------------------------------------------------------------------------
   Total income or loss from investment operations        0.41         1.45       (0.38)      (0.31)       0.88        1.09
Less distributions:
   Dividends from net investment income                  (0.26)       (0.29)      (0.41)      (0.50)      (0.46)      (0.40)
   Distributions from net realized gains                    --           --       (0.06)      (0.09)      (0.03)      (0.07)
                                                        ----------------------------------------------------------------------------
   Total distributions                                   (0.26)       (0.29)      (0.47)      (0.59)      (0.49)      (0.47)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                         12.68        12.53       11.37       12.22       13.12       12.73
                                                        ----------------------------------------------------------------------------
Total return (%)                                          3.29 1      12.98       (3.29)      (2.39)       6.92        9.13

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses 2                               0.50 3       0.50        0.50        0.50        0.57 4      0.57
   Gross operating expenses 2                             0.75 3       0.75        0.76        0.77        0.84        0.92
   Net investment income                                  1.99 1       2.44        3.17        3.85        3.58        3.28
Portfolio turnover rate                                      7 1         17          32          15          16           8
Net assets, end of period ($ x 1,000,000)                  292          289         263         211         194         167

* Unaudited.

1 Not annualized.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.
  The income received by the portfolio from underlying funds is reduced by those expenses.

3 Annualized.

4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 43

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 /  Issuer is affiliated with the fund's adviser


                                                           COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
89.7%    OTHER INVESTMENT
         COMPANIES                                         247,689       261,752

 5.3%    COMMON STOCK                                       11,808        15,645

 4.8%    SHORT-TERM
         INVESTMENTS                                        13,948        13,948
--------------------------------------------------------------------------------
99.8%    TOTAL INVESTMENTS                                 273,445       291,345

 0.2%    OTHER ASSETS AND
         LIABILITIES, NET                                                    541
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                                291,886

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 5.3% of net assets

      AEROSPACE / DEFENSE 0.1%
      --------------------------------------------------------------------------
      The Boeing Co.  1,246                                                   53
      Crane Co.  150                                                           5
      General Dynamics Corp.  300                                             28
      Goodrich Corp.  200                                                      6
      Lockheed Martin Corp.  700                                              33
      Northrop Grumman Corp.  257                                             25
      Raytheon Co.  600                                                       19
      Rockwell Automation, Inc.  300                                          10
      Rockwell Collins, Inc.  300                                             10
      Textron, Inc.  200                                                      11
      United Technologies Corp.  800                                          69
                                                                         -------
                                                                             269
      AIR TRANSPORTATION 0.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  200                                               1
      FedEx Corp.  460                                                        33
      Sabre Holdings Corp.  244                                                6
      Southwest Airlines Co.  1,218                                           18
      United Parcel Service, Inc., Class B  1,712                            120
                                                                         -------
                                                                             178
      ALCOHOLIC BEVERAGES 0.0%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  50                                            3
      Anheuser-Busch Cos., Inc.  1,200                                        62
      Brown-Forman Corp., Class B  150                                         7
                                                                         -------
                                                                              72
      APPAREL 0.0%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  200                                           7
      Liz Claiborne, Inc.  200                                                 7
      Nike, Inc., Class B  400                                                29
      Reebok International Ltd.  100                                           4
      VF Corp.  200                                                            9
                                                                         -------
                                                                              56
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.1%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  100                                            2
      Cummins, Inc.  100                                                       6
      Dana Corp.  292                                                          6
      Danaher Corp. 250                                                       23
      Delphi Corp.  868                                                        9
      Eaton Corp.  200                                                        12
      Ford Motor Co.  2,921                                                   45
      General Motors Corp.  825                                               39
      Genuine Parts Co.  250                                                   9
      Goodyear Tire & Rubber Co.  300                                          3
      Harley-Davidson, Inc.  500                                              28
   o  Navistar International Corp.  100                                        4
      Visteon Corp. 248                                                        3
                                                                         -------
                                                                             189
      BANKS 0.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  600                                                   13
      Bank of America Corp.  3,081                                           248
      The Bank of New York Co., Inc.  1,200                                   35
      Bank One Corp.  1,696                                                   84


44 See financial notes.

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BB&T Corp.  850                                                         29
      Comerica, Inc.  300                                                     15
      Fifth Third Bancorp  867                                                47
      First Horizon National Corp.  200                                        9
      Huntington Bancshares, Inc.  423                                         9
      J.P. Morgan Chase & Co.  3,114                                         117
      KeyCorp, Inc.  700                                                      21
      M&T Bank Corp.  199                                                     17
      Marshall & Ilsley Corp.  322                                            12
      Mellon Financial Corp.  700                                             21
      National City Corp.  950                                                33
      North Fork Bancorp., Inc.  200                                           7
      Northern Trust Corp.  300                                               13
      PNC Financial Services Group, Inc.  400                                 21
      Regions Financial Corp.  300                                            10
      SouthTrust Corp.  500                                                   16
      State Street Corp.  500                                                 24
      SunTrust Banks, Inc.  400                                               27
      Synovus Financial Corp.  400                                            10
      U.S. Bancorp  2,922                                                     75
      Union Planters Corp.  300                                                8
      Wachovia Corp.  2,000                                                   91
      Wells Fargo & Co.  2,560                                               145
      Zions Bancorp.  100                                                      6
                                                                         -------
                                                                           1,163
      BUSINESS MACHINES & SOFTWARE 0.5%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  400                                                17
    o Apple Computer, Inc.  600                                               15
      Autodesk, Inc.  200                                                      7
    o BMC Software, Inc.  400                                                  7
    o Cisco Systems, Inc.  10,450                                            218
    o Compuware Corp.  600                                                     5
    o Comverse Technology, Inc.  300                                           5
    o Dell, Inc.  3,850                                                      134
    o EMC Corp.  3,650                                                        41
    o Gateway, Inc.  500                                                       2
      Hewlett-Packard Co.  4,703                                              93
      International Business Machines Corp.  2,600                           229
    o Lexmark International, Inc., Class A  200                               18
  (6) Microsoft Corp.  16,400                                                426
    o NCR Corp.  200                                                           9
    o Network Appliance, Inc.  500                                             9
    o Novell, Inc.  500                                                        5
    o Oracle Corp.  7,900                                                     89
      Pitney Bowes, Inc.  400                                                 17
    o Siebel Systems, Inc.  600                                                6
    o Sun Microsystems, Inc.  5,000                                           19
    o Unisys Corp.  500                                                        6
    o Xerox Corp.  1,200                                                      16
                                                                         -------
                                                                           1,393
      BUSINESS SERVICES 0.2%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc., Class A  103                         5
    o Allied Waste Industries, Inc.  500                                       6
    o Apollo Group, Inc., Class A  250                                        23
      Automatic Data Processing, Inc.  900                                    39
    o Cendant Corp.  1,459                                                    35
    o Cintas Corp.  260                                                       12
    o Citrix Systems, Inc.  300                                                6
      Computer Associates International, Inc.  850                            23
    o Computer Sciences Corp.  258                                            11
    o Convergys Corp.  174                                                     2
      Deluxe Corp.  100                                                        4
    o eBay, Inc.  1,004                                                       80
      Electronic Data Systems Corp.  700                                      13
      Equifax, Inc.  200                                                       5
      First Data Corp.  1,392                                                 63
    o Fiserv, Inc.  300                                                       11
      H&R Block, Inc.  300                                                    13
      IMS Health, Inc.  350                                                    9
    o Interpublic Group of Cos., Inc.  600                                     9
    o Intuit, Inc.  313                                                       13
    o Mercury Interactive Corp.  100                                           4
    o Monster Worldwide, Inc.  191                                             5
      Omnicom Group, Inc.  300                                                24
    o Parametric Technology Corp.  500                                         2
      Paychex, Inc.  525                                                      20
    o PeopleSoft, Inc.  600                                                   10
    o Robert Half International, Inc.  300                                     8
    o Sungard Data Systems, Inc.  433                                         11
    o Symantec Corp.  502                                                     23


                                                         See financial notes. 45

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Tyco International Ltd.  3,013                                          83
    o Veritas Software Corp.  600                                             16
      Waste Management, Inc.  907                                             26
    o Yahoo!, Inc.  1,000                                                     50
                                                                         -------
                                                                             664
      CHEMICALS 0.1%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  300                                     15
      Dow Chemical Co.  1,372                                                 54
      E.I. du Pont de Nemours & Co.  1,525                                    66
      Eastman Chemical Co.  100                                                4
      Ecolab, Inc.  400                                                       12
      Great Lakes Chemical Corp.  100                                          3
    o Hercules, Inc.  200                                                      2
    o Monsanto Co.  332                                                       12
      PPG Industries, Inc.  250                                               15
      Praxair, Inc.  500                                                      18
      Rohm & Haas Co.  373                                                    14
      Sigma-Aldrich Corp.  100                                                 6
                                                                         -------
                                                                             221
      CONSTRUCTION 0.0%
      --------------------------------------------------------------------------
      Centex Corp.  200                                                        9
      Fluor Corp.  100                                                         4
      KB Home  100                                                             7
      Masco Corp.  700                                                        20
      Pulte Homes, Inc.  200                                                  10
      The Sherwin-Williams Co.  200                                            8
      The Stanley Works  100                                                   4
      Vulcan Materials Co.  200                                                9
                                                                         -------
                                                                              71
      CONSUMER DURABLES 0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp.  100                                                6
      Leggett & Platt, Inc.  300                                               7
      Maytag Corp.  100                                                        3
      Newell Rubbermaid, Inc.  436                                            10
      Whirlpool Corp.  100                                                     6
                                                                         -------
                                                                              32
      CONTAINERS 0.0%
      --------------------------------------------------------------------------
      Ball Corp.  100                                                          7
      Bemis Co.  200                                                           5
    o Pactiv Corp.  300                                                        7
    o Sealed Air Corp.  153                                                    7
                                                                         -------
                                                                              26
      ELECTRONICS 0.3%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  1,000                                      2
    o Advanced Micro Devices, Inc.  560                                        8
    o Agilent Technologies, Inc.  710                                         19
    o Altera Corp.  510                                                       10
      American Power Conversion Corp.  225                                     4
      Analog Devices, Inc.  600                                               26
    o Andrew Corp.  100                                                        2
    o Applied Materials, Inc.  2,600                                          47
    o Applied Micro Circuits Corp.  455                                        2
    o Broadcom Corp., Class A  492                                            19
    o CIENA Corp.  500                                                         2
      Intel Corp.  9,800                                                     252
      ITT Industries, Inc.  150                                               12
    o Jabil Circuit, Inc.  322                                                 8
    o JDS Uniphase Corp.  2,010                                                6
    o KLA-Tencor Corp.  300                                                   13
      Linear Technology Corp.  500                                            18
    o LSI Logic Corp.  500                                                     4
    o Lucent Technologies, Inc.  7,019                                        24
      Maxim Integrated Products, Inc.  500                                    23
    o Micron Technology, Inc.  900                                            12
      Molex, Inc.  250                                                         7
      Motorola, Inc.  3,666                                                   67
    o National Semiconductor Corp.  300                                       12
    o Novellus Systems, Inc.  250                                              7
    o Nvidia Corp.  200                                                        4
      PerkinElmer, Inc.  200                                                   4
    o PMC -- Sierra, Inc.  300                                                 4
    o Power-One, Inc.  57                                                     --
    o QLogic Corp.  138                                                        4
      Qualcomm, Inc.  1,200                                                   75
    o Sanmina-SCI Corp.  800                                                   8
      Scientific-Atlanta, Inc.  200                                            6
    o Solectron Corp.  1,000                                                   5
      Symbol Technologies, Inc.  303                                           4
      Tektronix, Inc.  200                                                     6
    o Tellabs, Inc.  600                                                       5


46 See financial notes.

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Teradyne, Inc.  300                                                      6
      Texas Instruments, Inc.  2,700                                          68
    o Thermo Electron Corp.  200                                               6
    o Thomas & Betts Corp.  100                                                2
    o Waters Corp.  200                                                        9
    o Xilinx, Inc.  500                                                       17
                                                                         -------
                                                                             839
      ENERGY: RAW MATERIALS 0.1%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  367                                           20
      Apache Corp.  462                                                       19
      Baker Hughes, Inc.  470                                                 17
    o BJ Services Co.  200                                                     9
      Burlington Resources, Inc.  300                                         20
      Devon Energy Corp.  350                                                 21
      EOG Resources, Inc.  180                                                 9
      Halliburton Co.  714                                                    21
    o Noble Corp.  200                                                         8
      Occidental Petroleum Corp.  600                                         28
    o Rowan Cos., Inc.  100                                                    2
      Schlumberger Ltd.  900                                                  53
      Valero Energy Corp.  200                                                13
                                                                         -------
                                                                             240
      FOOD & AGRICULTURE 0.2%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  1,014                                       18
      Campbell Soup Co.  700                                                  19
      The Coca-Cola Co.  3,700                                               187
      Coca-Cola Enterprises, Inc.  700                                        19
      ConAgra Foods, Inc.  800                                                23
      General Mills, Inc.  582                                                28
      H.J. Heinz Co.  600                                                     23
      Hershey Foods Corp.  200                                                18
      Kellogg Co.  600                                                        26
      McCormick & Co., Inc.  200                                               7
      The Pepsi Bottling Group, Inc.  350                                     10
      PepsiCo, Inc.  2,560                                                   139
      Sara Lee Corp.  1,200                                                   28
      Supervalu, Inc.  200                                                     6
      Sysco Corp.  1,000                                                      38
      Wm. Wrigley Jr. Co.  300                                                19
                                                                         -------
                                                                             608
      GOLD 0.0%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  643                                               24

      HEALTHCARE / DRUGS & MEDICINE 0.7%
      --------------------------------------------------------------------------
      Abbott Laboratories  2,400                                             106
      Allergan, Inc.  200                                                     18
      AmerisourceBergen Corp.  200                                            12
    o Amgen, Inc.  1,952                                                     110
    o Anthem, Inc.  200                                                       18
      Applied Biosystems Group --
      Applera Corp.  300                                                       6
      Bausch & Lomb, Inc.  100                                                 6
      Baxter International, Inc.  900                                         28
      Becton Dickinson & Co.  400                                             20
    o Biogen Idec, Inc.  480                                                  28
      Biomet, Inc.  450                                                       18
    o Boston Scientific Corp.  1,268                                          52
      Bristol-Myers Squibb Co.  3,000                                         75
      C.R. Bard, Inc.  100                                                    11
      Cardinal Health, Inc.  650                                              48
    o Caremark Rx, Inc.  581                                                  20
    o Chiron Corp.  300                                                       14
      Eli Lilly & Co.  1,725                                                 127
    o Express Scripts, Inc.  100                                               8
    o Forest Laboratories, Inc.  550                                          35
    o Genzyme Corp.  325                                                      14
      Guidant Corp.  500                                                      32
      HCA, Inc.  800                                                          32
      Health Management Associates, Inc.,
      Class A  400                                                             9
    o Humana, Inc.  200                                                        3
      Johnson & Johnson  4,492                                               243
    o King Pharmaceuticals, Inc.  366                                          6
      Manor Care, Inc.  100                                                    3
      McKesson Corp.  422                                                     14
    o Medco Health Solutions, Inc.  422                                       15
    o Medimmune, Inc.  400                                                    10
      Medtronic, Inc.  1,800                                                  91
      Merck & Co., Inc.  3,400                                               160
      Mylan Laboratories, Inc.  400                                            9
  (8) Pfizer, Inc.  11,557                                                   413
    o Quest Diagnostics  139                                                  12
      Schering-Plough Corp.  2,300                                            38


                                                         See financial notes. 47

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o St. Jude Medical, Inc.  250                                             19
      Stryker Corp.  301                                                      30
    o Tenet Healthcare Corp.  750                                              9
      UnitedHealth Group, Inc.  950                                           58
    o Watson Pharmaceuticals, Inc.  200                                        7
    o WellPoint Health Networks, Inc.  250                                    28
      Wyeth  2,000                                                            76
    o Zimmer Holdings, Inc.  350                                              28
                                                                         -------
                                                                           2,119

      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  150                                         7
      Avon Products, Inc.  350                                                30
      Clorox Co.  300                                                         16
      Colgate-Palmolive Co.  800                                              46
      The Gillette Co.  1,500                                                 61
      International Flavors & Fragrances,
      Inc.  200                                                                7
      Procter & Gamble Co.  1,950                                            206
                                                                         -------
                                                                             373
      INSURANCE 0.3%
      --------------------------------------------------------------------------
      ACE Ltd.  400                                                           18
      Aetna, Inc.  222                                                        18
      AFLAC, Inc.  800                                                        34
      The Allstate Corp.  1,100                                               51
      AMBAC Financial Group, Inc.  162                                        11
      American International Group, Inc.  3,979                              285
      AON Corp.  475                                                          12
      Chubb Corp.  300                                                        21
      CIGNA Corp.  200                                                        13
      Cincinnati Financial Corp.  315                                         13
      Hartford Financial Services Group, Inc.  425                            26
      Jefferson-Pilot Corp.  225                                              11
      Lincoln National Corp.  300                                             14
      Loews Corp.  300                                                        17
      Marsh & McLennan Cos., Inc.  800                                        36
      MBIA, Inc.  200                                                         12
      Metlife, Inc.  1,178                                                    41
      MGIC Investment Corp.  150                                              11
    o Principal Financial Group, Inc.  550                                    19
      The Progressive Corp.  350                                              31
      Prudential Financial, Inc.  800                                         35
      Safeco Corp.  200                                                        9
      St. Paul Cos., Inc.  1,006                                              41
      Torchmark Corp.  200                                                    10
      UnumProvident Corp.  346                                                 5
      XL Capital Ltd., Class A  200                                           15
                                                                         -------
                                                                             809
      MEDIA 0.2%
      --------------------------------------------------------------------------
      Clear Channel Communications, Inc.  967                                 40
    o Comcast Corp., Class A  3,463                                          104
      Dow Jones & Co., Inc.  100                                               5
      Gannett Co., Inc.  400                                                  35
      Knight-Ridder, Inc.  100                                                 8
      The McGraw-Hill Cos., Inc.  300                                         24
      Meredith Corp.  100                                                      5
      New York Times Co., Class A  200                                         9
      R.R. Donnelley & Sons Co.  300                                           9
    o Time Warner, Inc.  6,850                                               115
      Tribune Co.  500                                                        24
    o Univision Communications, Inc.,
      Class A  519                                                            17
      Viacom, Inc., Class B  2,660                                           103
      The Walt Disney Co.  3,077                                              71
                                                                         -------
                                                                             569
      MISCELLANEOUS 0.0%
      --------------------------------------------------------------------------
      3M Co.  1,200                                                          104

      MISCELLANEOUS FINANCE 0.4%
      --------------------------------------------------------------------------
      American Express Co.  2,000                                             98
      The Bear Stearns Cos., Inc.  145                                        12
      Capital One Financial Corp.  350                                        23
    / The Charles Schwab Corp.  2,125                                         22
      Charter One Financial, Inc.  346                                        12
  (9) Citigroup, Inc.  7,782                                                 374
      Countrywide Financial Corp.  399                                        24
    o E*TRADE Group, Inc.  600                                                 7
      Fannie Mae  1,475                                                      101
      Federated Investors, Inc., Class B  200                                  6
      Franklin Resources, Inc.  400                                           22
      Freddie Mac  1,000                                                      58
      Golden West Financial Corp.  250                                        26
      Goldman Sachs Group, Inc.  728                                          70


48 See financial notes.

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Janus Capital Group, Inc.  400                                           6
      Lehman Brothers Holdings, Inc.  400                                     29
      MBNA Corp.  1,957                                                       48
      Merrill Lynch & Co., Inc.  1,500                                        81
      Moody's Corp.  200                                                      13
      Morgan Stanley  1,630                                                   84
    o Providian Financial Corp.  400                                           5
      SLM Corp.  650                                                          25
      T. Rowe Price Group, Inc.  200                                          10
      Washington Mutual, Inc.  1,331                                          52
                                                                         -------
                                                                           1,208
      NON-DURABLES & ENTERTAINMENT 0.1%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  300                                            7
    o Electronic Arts, Inc.  424                                              21
      Fortune Brands, Inc.  200                                               15
      Hasbro, Inc.  325                                                        6
      International Game Technology  556                                      21
      Mattel, Inc.  650                                                       11
      McDonald's Corp.  2,000                                                 54
    o Starbucks Corp.  560                                                    22
      Wendy's International, Inc.  200                                         8
    o Yum! Brands, Inc.  480                                                  19
                                                                         -------
                                                                             184
      NON-FERROUS METALS 0.0%
      --------------------------------------------------------------------------
      Alcoa, Inc.  1,312                                                      40
      Engelhard Corp.  200                                                     6
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  300                                                             9
    o Phelps Dodge Corp.  135                                                  9
                                                                         -------
                                                                              64
      OIL: DOMESTIC 0.1%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  100                                                  7
      Ashland, Inc.  100                                                       5
      ConocoPhillips  1,027                                                   73
      Kerr-McGee Corp.  136                                                    7
      Marathon Oil Corp.  500                                                 17
    o Nabors Industries Ltd.  200                                              9
      Sunoco, Inc.  100                                                        6
    o Transocean, Inc.  474                                                   13
      Unocal Corp.  400                                                       14
                                                                         -------
                                                                             151
      OIL: INTERNATIONAL 0.2%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  1,643                                             150
  (7) Exxon Mobil Corp.  9,918                                               422
                                                                         -------
                                                                             572
      OPTICAL & PHOTO 0.0%
      --------------------------------------------------------------------------
    o Corning, Inc.  1,900                                                    21
      Eastman Kodak Co.  500                                                  13
                                                                         -------
                                                                              34
      PAPER & FOREST PRODUCTS 0.0%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  100                                                 3
      Georgia-Pacific Corp.  379                                              13
      International Paper Co.  739                                            30
      Kimberly-Clark Corp.  756                                               50
    o Louisiana-Pacific Corp.  100                                             2
      MeadWestvaco Corp.  294                                                  8
      Temple-Inland, Inc.  100                                                 6
      Weyerhaeuser Co.  350                                                   21
                                                                         -------
                                                                             133

      PRODUCER GOODS & MANUFACTURING 0.3%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  100                                       11
      Avery Dennison Corp.  200                                               13
      Caterpillar, Inc.  550                                                  43
      Cooper Industries Ltd., Class A  150                                     8
      Deere & Co.  400                                                        27
      Dover Corp.  300                                                        12
      Emerson Electric Co.  650                                               39
  (5) General Electric Co.  15,550                                           466
      Honeywell International, Inc.  1,275                                    44
      Illinois Tool Works, Inc.  450                                          39
      Ingersoll-Rand Co., Class A  250                                        16
      Johnson Controls, Inc.  300                                             17
    o Millipore Corp.  100                                                     5
      Pall Corp.  200                                                          5
      Parker Hannifin Corp.  150                                               8
      Snap-On, Inc.  100                                                       3
      W.W. Grainger, Inc.  100                                                 5
                                                                         -------
                                                                             761


                                                         See financial notes. 49

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

      PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RAILROAD & SHIPPING 0.0%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  600                                 20
      CSX Corp.  300                                                           9
      Norfolk Southern Corp.  600                                             14
      Union Pacific Corp.  400                                                24
                                                                         -------
                                                                              67
      REAL PROPERTY 0.0%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A  100                                                        3
      Equity Office Properties Trust  600                                     15
      Equity Residential  400                                                 11
      Plum Creek Timber Co., Inc.  300                                         9
      ProLogis  300                                                            9
      Simon Property Group, Inc.  300                                         14
                                                                         -------
                                                                              61
      RETAIL 0.4%
      --------------------------------------------------------------------------
      Albertson's, Inc.  652                                                  15
    o Autonation, Inc.  500                                                    9
    o AutoZone, Inc.  150                                                     13
    o Bed, Bath & Beyond, Inc.  400                                           15
      Best Buy Co., Inc.  450                                                 24
    o Big Lots, Inc.  200                                                      3
      Circuit City Stores, Inc.  300                                           4
    o Costco Wholesale Corp.  700                                             26
      CVS Corp.  600                                                          23
      Dillards, Inc., Class A  200                                             3
      Dollar General Corp.  515                                               10
      Family Dollar Stores, Inc.  300                                         10
      Federated Department Stores, Inc.  300                                  15
      The Gap, Inc.  1,362                                                    30
      Home Depot, Inc.  3,450                                                121
      J.C. Penney Co., Inc. Holding Co.  400                                  14
    o Kohl's Corp.  500                                                       21
    o Kroger Co.  1,200                                                       21
      Limited Brands, Inc.  818                                               17
      Lowe's Cos., Inc.  1,200                                                62
      The May Department Stores Co.  500                                      15
      Nordstrom, Inc.  200                                                     7
    o Office Depot, Inc.  600                                                 11
      RadioShack Corp.  300                                                    9
    o Safeway, Inc.  650                                                      15
      Sears, Roebuck & Co.  300                                               12
    o Staples, Inc.  750                                                      19
      Target Corp.  1,400                                                     61
      Tiffany & Co.  250                                                      10
      TJX Cos., Inc.  800                                                     20
    o Toys `R' Us, Inc.  300                                                   5
 (10) Wal-Mart Stores, Inc.  6,550                                           373
      Walgreen Co.  1,600                                                     55
      Winn-Dixie Stores, Inc.  300                                             2
                                                                         -------
                                                                           1,070
      STEEL 0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  146                                        1
      Nucor Corp.  100                                                         6
      United States Steel Corp.  100                                           3
      Worthington Industries, Inc.  100                                        2
                                                                         -------
                                                                              12
      TELEPHONE 0.2%
      --------------------------------------------------------------------------
      Alltel Corp.  500                                                       25
      AT&T Corp.  1,181                                                       20
    o AT&T Wireless Services, Inc.  4,265                                     59
    o Avaya, Inc.  618                                                         9
      BellSouth Corp.  2,750                                                  71
      CenturyTel, Inc.  250                                                    7
    o Citizens Communications Co.  410                                         5
    o Nextel Communications, Inc.,
      Class A  1,700                                                          41
    o Qwest Communications International,
      Inc.  2,524                                                             10
      SBC Communications, Inc.  5,025                                        125
      Sprint Corp. (FON Group)  2,000                                         36
      Verizon Communications, Inc.  4,188                                    158
                                                                         -------
                                                                             566
      TOBACCO 0.1%
      --------------------------------------------------------------------------
      Altria Group, Inc.  3,100                                              172
      R.J. Reynolds Tobacco Holdings, Inc.  100                                6
      UST, Inc.  300                                                          11
                                                                         -------
                                                                             189


50 See financial notes.

      SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TRAVEL & RECREATION 0.0%
      --------------------------------------------------------------------------
      Brunswick Corp.  100                                                     4
      Carnival Corp.  1,000                                                   43
      Harrah's Entertainment, Inc.  200                                       11
      Hilton Hotels Corp.  600                                                10
      Marriott International, Inc., Class A  400                              19
      Starwood Hotels & Resorts Worldwide,
      Inc.  300                                                               12
                                                                         -------
                                                                              99
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
      Paccar, Inc.  300                                                       17
      Ryder Systems, Inc.  100                                                 4
                                                                         -------
                                                                              21
      UTILITIES: ELECTRIC & GAS 0.1%
      --------------------------------------------------------------------------
    o The AES Corp.  800                                                       7
    o Allegheny Energy, Inc.  170                                              2
      Ameren Corp.  300                                                       13
      American Electric Power Co., Inc.  580                                  18
    o Calpine Corp.  400                                                       2
      Centerpoint Energy, Inc.  474                                            5
      Cinergy Corp.  300                                                      11
    o CMS Energy Corp.  200                                                    2
      Consolidated Edison, Inc.  300                                          12
      Constellation Energy Group, Inc.  200                                    8
      Dominion Resources, Inc.  515                                           33
      DTE Energy Co.  200                                                      8
      Duke Energy Corp.  1,408                                                30
    o Dynegy, Inc., Class A  500                                               2
      Edison International  500                                               12
      El Paso Corp.  769                                                       5
      Entergy Corp.  350                                                      19
      Exelon Corp.  512                                                       34
      FirstEnergy Corp.  533                                                  21
      FPL Group, Inc.  300                                                    19
      KeySpan Corp.  200                                                       7
      Kinder Morgan, Inc.  176                                                11
      Nicor, Inc.  100                                                         3
      NiSource, Inc.  376                                                      8
      Peoples Energy Corp.  100                                                4
    o PG&E Corp.  600                                                         16
      Pinnacle West Capital Corp.  100                                         4
      PPL Corp.  300                                                          13
      Progress Energy, Inc.  354                                              15
      Public Service Enterprise Group, Inc.  400                              17
      Sempra Energy  297                                                       9
      The Southern Co.  1,100                                                 32
      TECO Energy, Inc.  200                                                   3
      TXU Corp.  400                                                          14
      Williams Cos., Inc.  700                                                 7
      Xcel Energy, Inc.  510                                                   8
                                                                         -------
                                                                             434

      OTHER INVESTMENT COMPANIES
      89.7% of net assets
 /(3) Schwab International Index Fund,
      Select Shares  2,072,080                                            28,947
 /(2) Schwab S&P 500 Fund,
      Select Shares  2,466,894                                            42,381
 /(4) Schwab Small-Cap Index Fund,
      Select Shares  1,485,394                                            28,030
 /(1) Schwab Total Bond
      Market Fund  16,321,017                                            162,394
                                                                         -------
                                                                         261,752


      SHORT-TERM INVESTMENTS
      4.8% of net assets
    / Schwab Value Advantage
      Money Fund, Investor
      Shares  13,528,848                                                   13,529

      SECURITY                                        FACE AMOUNT
          RATE, MATURITY DATE                         ($ x 1,000)
      Bank of America, London
      Time Deposit
          0.50%, 05/03/04                                419                 419
                                                                         -------
                                                                          13,948

END OF INVESTMENTS.


                                                         See financial notes. 51

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                          $291,345 a
Receivables:
  Fund shares sold                                                         177
  Dividends                                                                 36
  Investments sold                                                         573
Prepaid expenses                                                   +        10
                                                                   ------------
TOTAL ASSETS                                                           292,141

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    199
   Investments bought                                                       13
   Investment adviser and administrator fees                                 3
   Transfer agent and shareholder service fees                               4
Accrued expenses                                                   +        36
                                                                   ------------
TOTAL LIABILITIES                                                          255

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                           292,141
TOTAL LIABILITIES                                                  -       255
                                                                   ------------
NET ASSETS                                                            $291,886

NET ASSETS BY SOURCE
Capital received from investors                                        276,833
Net investment income not yet distributed                                  425
Net realized capital losses                                             (3,272)
Net unrealized capital gains                                            17,900

NET ASSET VALUE (NAV)

                                SHARES
NET ASSETS        /        OUTSTANDING      =            NAV
  $291,886                      23,013                $12.68

  Unless stated, all numbers x 1,000.

a The fund paid $273,445 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases                      $20,079
  Sales/maturities               $18,995

  The fund's total security transactions with other SchwabFunds(R) during the period were $12.

  Percent of fund shares of other Schwab funds owned at the end of the report period:

  SCHWAB EQUITY INDEX FUNDS

  S&P 500 Fund                          0.5%
  Small-Cap Index Fund                  1.7%
  International Index Fund              2.4%

  SCHWAB BOND FUNDS
  Total Bond Market Fund               15.5%

  SCHWAB MONEY FUNDS
  Value Advantage
  Money Fund                  Less than 0.1%

  FEDERAL TAX DATA
  -----------------------------------------------
  PORTFOLIO COST                        $274,763

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                  $20,235
                                     ------------
  Losses                             +    (3,653)
                                     ------------
                                         $16,582
  AS OF OCTOBER 31, 2003:
  UNDISTRIBUTED EARNINGS:
  Ordinary income                           $503
  Long-term capital gains                    $--

  UNUSED CAPITAL LOSSES:
  Expires 10/31 of:                  Loss amount
                2010                        $892
                2011                 +     3,915
                                     ------------
                                          $4,807


52 See financial notes.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                               $6,676
Interest                                                           +         3
                                                                   ------------
TOTAL INVESTMENT INCOME                                                  6,679

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                     358
Net realized gains received from underlying funds                  +     2,869
                                                                   ------------
NET REALIZED GAINS                                                       3,227

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                        530

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  655 a
Transfer agent and shareholder service fees                                372 b
Trustees' fees                                                               3 c
Custodian fees                                                              15
Portfolio accounting fees                                                   20
Professional fees                                                           17
Registration fees                                                           10
Shareholder reports                                                         12
Other expenses                                                     +         4
                                                                   ------------
Total expenses                                                           1,108
Expense reduction                                                  -       364 d
                                                                   ------------
NET EXPENSES                                                               744

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  6,679
NET EXPENSES                                                       -       744
                                                                   ------------

NET INVESTMENT INCOME                                                    5,935
NET REALIZED GAINS                                                       3,227 e
NET UNREALIZED GAINS                                               +       530 e
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $9,692

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.44% of the first
  $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 0.50% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3,757.


                                                         See financial notes. 53

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000
Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                           11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                               $5,935              $6,662
Net realized gains or losses                         3,227              (2,662)
Net unrealized gains                       +           530              29,372
                                           ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                      9,692              33,372

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income                $6,013              $6,687 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                   11/1/03-4/30/04          11/1/02-10/31/03
                                SHARES          VALUE     SHARES         VALUE
Shares sold                      2,499        $32,035      4,632       $54,499
Shares reinvested                  451          5,715        548         6,370
Shares redeemed               + (2,968)       (38,145)    (5,315)      (62,339)
                              -------------------------------------------------
NET TRANSACTIONS IN
FUND SHARES                        (18)         ($395)      (135)      ($1,470)

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------

                                   11/1/03-4/30/04          11/1/02-10/31/03
                                SHARES     NET ASSETS     SHARES    NET ASSETS
Beginning of period             23,031       $288,602     23,166      $263,387
Total increase
or decrease                   +    (18)         3,284       (135)       25,215 b
                              -------------------------------------------------
END OF PERIOD                   23,013       $291,886     23,031      $288,602 c

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                 $6,687
  Long-term capital gains            $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $425 and $503 at the end of the current period and prior period, respectively.


54 See financial notes.

SCHWAB MARKETTRACK PORTFOLIOS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year, except for the Conservative Portfolio, which makes income distributions quarterly.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund
   Schwab Total Stock Market Index Fund
   Schwab International Index Fund
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund
   Schwab Balanced MarketMasters Fund
   Schwab Small-Cap MarketMasters Fund
   Schwab International MarketMasters Fund
   Schwab Core Equity Fund
   Schwab Dividend Equity Fund
   Schwab Small-Cap Equity Fund
   Schwab Hedged Equity Fund
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

SCHWAB MARKETTRACK PORTFOLIOS

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. The percentages of fund shares of other related funds owned are shown in each fund's Statement of Assets and Liabilities.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                       AMOUNT                          WEIGHTED
                                     OUTSTANDING        AVERAGE         AVERAGE
                                     AT 4/30/04        BORROWING*      INTEREST
FUND                                 ($ x 1,000)      ($ x 1,000)      RATE* (%)
--------------------------------------------------------------------------------
MARKETTRACK
GROWTH PORTFOLIO                         --               77             1.47
--------------------------------------------------------------------------------
MARKETTRACK
BALANCED PORTFOLIO                       --              159             1.52
--------------------------------------------------------------------------------
MARKETTRACK
CONSERVATIVE PORTFOLIO                   --               98             1.55
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it

SCHWAB MARKETTRACK PORTFOLIOS

is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- UNDERLYING FUNDS: Valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

SCHWAB MARKETTRACK PORTFOLIOS

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB MARKETTRACK PORTFOLIOS

FUND TRUSTEES

     A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

     Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

     Each of the SchwabFunds(R) (of which there were 49 as of 4/30/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2     Chair, Trustee:               Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc. Charles
7/29/37                 Family of Funds, 1989;        Schwab Investment Management, Inc., Charles Schwab Holdings (UK); CEO,
                        Investments, 1991;            Director, Charles Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings,
                        Capital Trust, 1993;          Inc. I, Schwab International Holdings, Inc.; Director, U.S. Trust Corp.,
                        Annuity Portfolios, 1994.     United States Trust Co. of New York, Siebel Systems (software), Xsign, Inc.
                                                      (electronic payment systems); Trustee, Stanford University. Until 5/04:
                                                      Director, The Gap, Inc. (clothing retailer). Until 2003: Co-CEO, The Charles
                                                      Schwab Corp. Until 2002: Director, Audiobase, Inc. (Internet audio solutions).
                                                      Until 5/02: Director, Vodaphone AirTouch PLC (telecommunications). Until 7/01:
                                                      Director, The Charles Schwab Trust Co.; TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB MARKETTRACK PORTFOLIOS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        2003 (all trusts).            Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The Charles Schwab
3/21/54                                               Corporation. Until 1999: EVP, The Charles Schwab Corporation. Director,
                                                      Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1,2    2002 (all trusts).            EVP, Asset Management Products and Services, Charles Schwab & Co., Inc. Until
2/22/55                                               9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO                President, CEO, Charles Schwab Investment Management, Inc; EVP, Charles Schwab
7/25/54                 (all trusts).                 & Co., Inc.; Director, Charles Schwab Worldwide Funds PLC, Charles Schwab
                                                      Asset Management (Ireland) Ltd. Until 9/02: President, CIO, American Century
                                                      Investment Management; Director, American Century Cos., Inc. Until 6/01: CIO,
                                                      Fixed Income, American Century Cos., Inc. Until 1997: SVP, Director, Fixed
                                                      Income and Quantitative Equity Portfolio Management, Twentieth Century
                                                      Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal          SVP, CFO, Charles Schwab Investment Management, Inc.; SVP, The Charles Schwab
3/7/51                  Financial Officer             Trust Co.; Director, Charles Schwab Asset Management (Ireland) Ltd., Charles
                        (all trusts).                 Schwab Worldwide Funds PLC.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment         SVP, Chief Investment Officer, Director, Charles Schwab Investment Management,
4/5/55                  Officer (all trusts).         Inc.; CIO, The Charles Schwab Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary (all trusts).       SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab Investment
3/13/61                                               Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S. Securities and
                                                      Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

2 Effective June 8, 2004, Jeffrey Lyons resigned as trustee from each of the trusts.

SCHWAB MARKETTRACK PORTFOLIOS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).            Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, AmericaFirst
8/13/60                                               Cos., (venture capital/fund management), Redwood Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI International (research), PMI
                                                      Group, Inc. (mortgage insurance), Lucile Packard Children's Hospital, Laudus
                                                      Trust, Laudus Variable Insurance Trust. 2001: Special Advisor to the
                                                      President, Stanford University. Until 2002: Director, LookSmart, Ltd.
                                                      (Internet infrastructure). Until 2001: VP, Business Affairs, CFO, Stanford
                                                      University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;        CEO, Dorward & Associates (corporate management, marketing and communications
9/23/31                 Investments, 1991;            consulting). Until 1999: EVP, Managing Director, Grey Advertising.
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).            Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                              (manufacturing), Airlease Ltd. (aircraft leasing), Mission West Properties
                                                      (commercial real estate), Stratex Corp. (network equipment); Public Governor,
                                                      Laudus Trust, Laudus Variable Insurance Trust; Member, executive committee,
                                                      Pacific Stock & Options Exchange. Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998: Dean, Haas School of Business, University of
                                                      California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;        Chair, CEO, Director, Semloh Financial, Inc. (international financial services
5/15/31                 Investments, 1991;            and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).            Chair, CEO, Founder, Smith Graham & Co. (investment advisors); Trustee,
9/28/50                                               Rorento N.V. (investments--Netherlands), Cooper Industries (electrical products, tools and hardware); Member, audit committee, Northern Border
                                                      Partners, L.P. (energy). Until 2002: Director, Pennzoil-Quaker State Co. (oil
                                                      and gas).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;        Managing Partner, D.R. Stephens & Co. (investments). Until 1996: Chair, CEO,
6/28/38                 Investments, 1991;            North American Trust (real estate investment trust).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;        Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                 Investments, 1991;            investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

SCHWAB MARKETTRACK PORTFOLIOS

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13559-06

INSTITUTIONAL SELECT(R) FUNDS

      SEMIANNUAL REPORT
      April 30, 2004

      Institutional Select(R)
      S&P 500 Fund

      Institutional Select(R)
      Large-Cap Value Index Fund

      Institutional Select(R)
      Small-Cap Value Index Fund


                                                           [CHARLES SCHWAB LOGO]

Three funds designed to capture the performance of specific segments of the U.S. stock market.

   IN THIS REPORT

     Management's Discussion ..............................................   2
         The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance ............................   5

     Institutional Select S&P 500 Fund
         Ticker Symbol: ISLCX

         The fund seeks high total return by tracking the performance of the S&P 500(R) Index. 1

         Performance and Fund Facts .........................   6
         Financial Statements ...............................  12

     Institutional Select Large-Cap Value Index Fund
         Ticker Symbol: ISLVX

         The fund seeks high total return by tracking the performance of the S&P 500/Barra Value Index. 1

         Performance and Fund Facts .........................   8
         Financial Statements ...............................  25

     Institutional Select Small-Cap Value Index Fund
         Ticker Symbol: ISSVX

         The fund seeks high total return by tracking the performance of the S&P Small Cap 600/Barra Value Index. 1

         Performance and Fund Facts .........................  10
         Financial Statements ...............................  36

     Financial Notes ......................................................  47

     Fund Trustees ........................................................  51

     Glossary .............................................................  54

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

   1 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500(R),
     500(R), S&P 500/Barra Value Index and S&P Small Cap 600/Barra Value Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

When I look at the current economic trends, I see a lot of positive indicators. Corporate profits, revenues, capital spending and the employment numbers have been strong. With the GDP and capital spending also strong, we seem to be in the early stages of what could be a long-term economic recovery. However, even though stock market and economic cycles have historically been in synch, this now seems to be less certain.

The stock market, reflecting the uncertainty around the globe, has become increasingly volatile. Whether it's the war in Iraq or global terrorism, investors are exposed to frightening images over and over again throughout the day. This may play on investors' emotions, potentially contributing to the market's recent volatility.

Given this, and because it can be so difficult to fight your emotions, I believe it's more important than ever to stay diversified. By being diversified across and within all asset classes, you have an "all-weather" portfolio that can offer you some balance in any market climate. There are very obvious reasons why diversification is useful, but what I believe is its understated beauty is that it gives many of you the discipline you need to stick with a well thought out strategy.

I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe that mutual funds are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in the stock markets, this is perhaps more important than ever.

Overall, despite the likelihood of short-term market volatility, I maintain complete faith in the strength of the U. S. economy. I always have believed and continue to believe that the stock market is the best place for long-term investing, and that with a wise investing plan--and a well diversified portfolio--you will be well-positioned to meet your financial goals.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended April 30, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The stock market's continued recovery during the report period was welcome news to long-term investors, especially those of you who had suffered through declining share prices before then.

For years, investors sold stocks and stock mutual funds when the economy was weak or when geopolitical tensions heightened, despite the fact that stock and fund prices often were relatively cheap during those dark hours. Over the past year, however, I've spoken with many individual investors who benefited from sticking with their long-term asset-allocation plans. As a result, they were able to participate in the past year's stock market gains. They learned how difficult it is to successfully "time the market" and determine when to "be in cash." Many have given up this chase altogether and have benefited both financially and emotionally.

Given the ongoing geopolitical situation, however, it's quite understandable that many investors are nervous, and some are again acting more on their emotions than on sound investment principles. When you invest in SchwabFunds(R), you can be assured that our portfolio managers understand your concerns and are diligent in their approach to the investment process. Key to this is their knowledge of and adherence to each fund's objective and their vigilant focus on remaining true to it. In short, each of our portfolio manager's responsibility is to remain consistent in implementing their investment strategies, despite the market's fluctuations.

There's one more thing I want to address in this letter and that is, as of July 19, 2004, following a distinguished ten-year career at Schwab, Geri Hom, senior portfolio manager, has decided to retire. Jeff Mortimer, senior vice-president and chief investment officer, equities of Charles Schwab Investment Management, Inc., assumes Geri's responsibilities for overall management of the funds.

I expect these changes to be seamless to our shareholders, as SchwabFunds(R) has been and will continue to be managed by teams of seasoned professionals, who remain committed to their investing styles. We thank you for your trust in us as we help you reach your long- or short-term financial goals.

Sincerely,

/s/ Randall W. Merk


2 Institutional Select Funds

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the funds. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

THE ECONOMY AND THE MARKET

The economy, which had improved during the second half of 2003, picked up steam at the end of the year and continued to show signs of recovery through the current report period of November 1, 2003 through April 30, 2004. The securities market reflected the positive news through first-quarter 2004. During that time, the market started to bounce around a little, as evidenced by the volatility in the S&P 500(R) Index in February and March. Toward the end of the report period, in late April, the market fell precipitously and many of the funds' 2004 gains were lost. Nonetheless, its earlier performance was strong enough to push the broader market up 6.27% for the report period, as measured by the S&P 500(R) Index.

While the economy officially emerged from recession in 2001, the recovery didn't fully materialize until 2003. And it wasn't until late in 2003 when investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth. Capital spending showed signs of life amid rising corporate profits.

The economy continued to expand in 2004. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise,

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

6.27%   S&P 500(R) INDEX: measures U.S. large-cap stocks

6.54%   RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

12.39% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

1.25%   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

                  Lehman Brothers                      Russell
                  U.S. Aggregate    MSCI-EAFE(R)       2000(R)      S&P 500(R)
                    Bond Index         Index            Index         Index
 31-Oct-03              0.00           0.00              0.00          0.00
 07-Nov-03             -0.63           0.78              2.82          0.29
 14-Nov-03              0.61           1.80              0.94          0.08
 21-Nov-03              0.86           0.15             -0.38         -1.34
 28-Nov-03              0.24           2.22              3.55          0.88
 05-Dec-03              0.95           4.70              2.14          1.24
 12-Dec-03              0.97           5.04              3.80          2.48
 19-Dec-03              1.50           6.46              3.68          3.90
 26-Dec-03              1.53           7.84              5.21          4.59
 02-Jan-04              0.81          10.98              6.40          5.85
 09-Jan-04              2.16          13.86              9.14          7.16
 16-Jan-04              2.46          12.31             12.04          8.89
 23-Jan-04              2.33          15.01             13.13          9.07
 30-Jan-04              2.07          11.77             10.24          8.12
 06-Feb-04              2.35          13.33             10.89          9.26
 13-Feb-04              2.80          15.41             11.12          9.63
 20-Feb-04              2.64          15.13             10.13          9.49
 27-Feb-04              3.18          14.35             11.23          9.62
 05-Mar-04              3.85          16.17             13.90         10.80
 12-Mar-04              4.12          11.07             10.77          7.38
 19-Mar-04              4.07          13.01              8.49          6.36
 26-Mar-04              3.88          12.52              8.91          6.20
 02-Apr-04              2.72          16.39             14.78          9.47
 09-Apr-04              2.62          16.44             13.73          9.27
 16-Apr-04              2.03          15.04             10.99          8.83
 23-Apr-04              1.51          14.61             12.39          9.42
 30-Apr-04              1.25          12.39              6.54          6.27

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.


                                                    Institutional Select Funds 3

MANAGEMENT'S DISCUSSION continued

      With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq.

despite a mid-quarter pause in the upward trend in consumer confidence, and higher commodity prices were holding. Mortgage refinancing activity, while still significant, started to show signs of waning as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth-- began to exhibit solid growth.

On the currency front, the dollar rebounded from its lows, due to two reasons. First, the U.S. economy grew more than most other countries' economies did. The second reason is the expectation that interest rates will rise, which has served to stimulate inflows of foreign capital.

The Federal Reserve (Fed) left interest rates unchanged during the period. Inflation began to accelerate, alleviating Fed fears of possible deflation. Consequent expectations that the Fed would soon begin to raise interest rates weighed on markets toward the end of the period. Nevertheless, economic fundamentals remained sound. With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq. Business profits exhibited another strong quarterly gain and investment in equipment and inventories remained healthy. In sum, it appeared that the economy, indeed, was back on track.

THE FUNDS

The equities market started off strong at the beginning of the period that ran from November 1, 2003 through April 30, 2004. Toward the middle of first-quarter 2004, however, the market, as evidenced by the S&P 500(R) Index, became fairly volatile and bounced around until the end of April, giving up some of its earlier gains. Nonetheless, performance of all of the Institutional Select Funds was positive over the report period, closely tracking their benchmarks.

The S&P 500(R) Index closed at 1107.30, up 6.27% for the period. First-quarter earnings came in very strong. As of the end of April, 410 of the 500 companies in the index had reported earnings, which were an average 8.4% higher than analysts' estimates.

In terms of performance, the top industry, as measured by the S&P 500(R) Index was energy, up 22.44% for the period, due in part to the soaring price of a barrel of oil. Coming in second was telecommunications


4 Institutional Select Funds

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

INSTITUTIONAL SELECT
S&P 500 FUND .........................    6.18%
Benchmark ............................    6.27%

Performance Details ..................   page 6

INSTITUTIONAL SELECT LARGE-CAP VALUE
INDEX FUND ...........................    7.89%
Benchmark ............................    7.98%

Performance Details ..................   page 8

INSTITUTIONAL SELECT SMALL-CAP VALUE
INDEX FUND ...........................    9.84%
Benchmark ............................    9.95%

Performance Details ..................  page 10

services, which was up 12.38%, followed by the consumer-staples industry, which grew 10.42%. The worst performing industry over the period was information technology, which was down 3.96%.

THE INSTITUTIONAL SELECT S&P 500 FUND was up 6.18% for the period, closely tracking the S&P 500(R) Index. While small cap led the way up until April, "bigger became better," as small-cap stocks lost their lead and were replaced by large-cap stocks. The best performing sector was energy, which was up 22.44% for the period. The worst performing sector was information technology, down 3.96%.

THE INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND benefited from the market favoring value over growth. In fact, only one sector posted negative returns, and that was information technology. Within this sector, Hewlett-Packard was among the worst performer. The best performing sector was energy.

THE INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND was the best performer of the three Institutional Select Funds, benefiting from the market having favored both small-cap and value stocks. The sectors that were strongest were energy and materials. The weakest sectors were information technology and telecommunications.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  Small company stocks are subject to greater volatility than other asset categories.

  Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


                                                    Institutional Select Funds 5

INSTITUTIONAL SELECT S&P 500 FUND

PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                            Benchmark:        Fund Category:
                                             S&P 500(R)        MORNINGSTAR
                                 FUND          INDEX          LARGE-CAP BLEND
6 MONTHS                        6.18%             6.27%            5.47%
1 YEAR                         22.57%            22.88%           21.73%
5 YEARS                        -2.38%            -2.26%           -1.84%
SINCE INCEPTION: 2/1/99        -1.43%            -1.29%           -0.96%

                                            6 MONTHS               1 YEAR              5 YEARS           SINCE INCEPTION
                                            --------               ------              -------           ---------------
                                               MORNINGSTAR           MORNINGSTAR          MORNINGSTAR          MORNINGSTAR
                                                LARGE-CAP             LARGE-CAP            LARGE-CAP            LARGE-CAP
TOTAL RETURNS AFTER TAX                 FUND      BLEND       FUND      BLEND      FUND      BLEND      FUND      BLEND
--------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)      5.96%     3.29%      22.32%    19.51%     -2.80%    -2.94%     -1.84%      n/a
--------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)     4.30%     2.29%      15.00%    12.89%     -2.24%    -2.05%     -1.44%      n/a
--------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in its benchmark.

$9,272  FUND
$9,340  S&P 500(R) INDEX

[LINE GRAPH]

                      Fund         S&P 500(R) Index
     01-Feb-99       $10,000           $10,000
     28-Feb-99        $9,680            $9,689
     31-Mar-99       $10,070           $10,077
     30-Apr-99       $10,460           $10,467
     31-May-99       $10,200           $10,220
     30-Jun-99       $10,770           $10,787
     31-Jul-99       $10,440           $10,450
     31-Aug-99       $10,380           $10,398
     30-Sep-99       $10,100           $10,113
     31-Oct-99       $10,740           $10,753
     30-Nov-99       $10,950           $10,972
     31-Dec-99       $11,602           $11,618
     31-Jan-00       $11,016           $11,035
     29-Feb-00       $10,804           $10,826
     31-Mar-00       $11,864           $11,885
     30-Apr-00       $11,501           $11,527
     31-May-00       $11,259           $11,291
     30-Jun-00       $11,541           $11,569
     31-Jul-00       $11,360           $11,389
     31-Aug-00       $12,066           $12,096
     30-Sep-00       $11,420           $11,458
     31-Oct-00       $11,370           $11,410
     30-Nov-00       $10,481           $10,510
     31-Dec-00       $10,534           $10,562
     31-Jan-01       $10,901           $10,937
     28-Feb-01        $9,911            $9,939
     31-Mar-01        $9,278            $9,309
     30-Apr-01       $10,003           $10,033
     31-May-01       $10,064           $10,100
     30-Jun-01        $9,819            $9,854
     31-Jul-01        $9,717            $9,758
     31-Aug-01        $9,115            $9,147
     30-Sep-01        $8,380            $8,408
     31-Oct-01        $8,533            $8,569
     30-Nov-01        $9,187            $9,226
     31-Dec-01        $9,264            $9,307
     31-Jan-02        $9,130            $9,171
     28-Feb-02        $8,954            $8,994
     31-Mar-02        $9,295            $9,332
     30-Apr-02        $8,726            $8,767
     31-May-02        $8,664            $8,702
     30-Jun-02        $8,044            $8,082
     31-Jul-02        $7,424            $7,453
     31-Aug-02        $7,465            $7,501
     30-Sep-02        $6,659            $6,686
     31-Oct-02        $7,238            $7,274
     30-Nov-02        $7,672            $7,702
     31-Dec-02        $7,217            $7,250
     31-Jan-03        $7,028            $7,060
     28-Feb-03        $6,922            $6,954
     31-Mar-03        $6,986            $7,022
     30-Apr-03        $7,564            $7,601
     31-May-03        $7,953            $8,001
     30-Jun-03        $8,059            $8,104
     31-Jul-03        $8,195            $8,246
     31-Aug-03        $8,353            $8,407
     30-Sep-03        $8,269            $8,318
     31-Oct-03        $8,732            $8,789
     30-Nov-03        $8,806            $8,866
     31-Dec-03        $9,272            $9,331
     31-Jan-04        $9,432            $9,502
     29-Feb-04        $9,570            $9,634
     31-Mar-04        $9,421            $9,489
     30-Apr-04        $9,272            $9,340

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


6 Institutional Select Funds

INSTITUTIONAL SELECT S&P 500 FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                                  INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  / /              /X/            / /
 Medium                 / /              / /            / /
 Small                  / /              / /            / /


STATISTICS

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                                          501
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $89,441
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 20.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      3.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     2%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  GENERAL ELECTRIC CO.                                                 2.9%
--------------------------------------------------------------------------------
(2)  MICROSOFT CORP.                                                      2.7%
--------------------------------------------------------------------------------
(3)  EXXON MOBIL CORP.                                                    2.7%
--------------------------------------------------------------------------------
(4)  PFIZER, INC.                                                         2.6%
--------------------------------------------------------------------------------
(5)  CITIGROUP, INC.                                                      2.4%
--------------------------------------------------------------------------------
(6)  WAL-MART STORES, INC.                                                2.4%
--------------------------------------------------------------------------------
(7)  AMERICAN INTERNATIONAL GROUP, INC.                                   1.8%
--------------------------------------------------------------------------------
(8)  INTEL CORP.                                                          1.6%
--------------------------------------------------------------------------------
(9)  BANK OF AMERICA CORP.                                                1.6%
--------------------------------------------------------------------------------
(10) JOHNSON & JOHNSON                                                    1.5%
--------------------------------------------------------------------------------
     TOTAL                                                               22.2%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

31.5% CONSUMER NON-DURABLES
20.8% FINANCE
18.7% TECHNOLOGY
 7.9% MATERIALS & SERVICES
 6.3% ENERGY
 6.0% UTILITIES
 4.6% CAPITAL GOODS
 1.7% CONSUMER DURABLES
 1.6% TRANSPORTATION
 0.9% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                    Institutional Select Funds 7

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                           Benchmark:         Fund Category:
                                         S&P 500/BARRA         MORNINGSTAR
                              FUND        VALUE INDEX        LARGE-CAP VALUE
6 MONTHS                     7.89%               7.98%             7.71%
1 YEAR                      27.47%              27.93%            25.36%
5 YEARS                     -0.27%              -0.13%             1.01%
SINCE INCEPTION: 2/1/99      1.45%               1.62%             2.46%

                                     6 MONTHS                 1 YEAR                    5 YEARS                SINCE INCEPTION
                                     --------                 ------                    -------                ---------------
                                         MORNINGSTAR             MORNINGSTAR               MORNINGSTAR                MORNINGSTAR
                                          LARGE-CAP               LARGE-CAP                 LARGE-CAP                  LARGE-CAP
TOTAL RETURNS AFTER TAX       FUND          VALUE     FUND          VALUE       FUND          VALUE        FUND          VALUE
---------------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION
(still own shares)            7.63%         5.25%     27.16%        22.75%       -1.32%       -0.42%       0.43%          n/a
---------------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION
(shares were sold)            5.46%         3.63%     18.25%        15.13%       -0.82%        0.10%       0.66%          n/a
---------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$10,785  FUND
$10,881  S&P 500/BARRA VALUE INDEX

[LINE GRAPH]

                   Fund                   S&P 500/Barra Value Index
     01-Feb-99    $10,000                         $10,000
     28-Feb-99     $9,780                          $9,785
     31-Mar-99    $10,080                         $10,081
     30-Apr-99    $10,930                         $10,950
     31-May-99    $10,730                         $10,756
     30-Jun-99    $11,140                         $11,169
     31-Jul-99    $10,790                         $10,826
     31-Aug-99    $10,520                         $10,553
     30-Sep-99    $10,110                         $10,140
     31-Oct-99    $10,680                         $10,712
     30-Nov-99    $10,620                         $10,649
     31-Dec-99    $11,008                         $11,049
     31-Jan-00    $10,650                         $10,698
     29-Feb-00     $9,996                         $10,030
     31-Mar-00    $11,039                         $11,076
     30-Apr-00    $10,957                         $11,001
     31-May-00    $10,988                         $11,036
     30-Jun-00    $10,548                         $10,600
     31-Jul-00    $10,763                         $10,812
     31-Aug-00    $11,489                         $11,537
     30-Sep-00    $11,478                         $11,535
     31-Oct-00    $11,693                         $11,751
     30-Nov-00    $11,090                         $11,149
     31-Dec-00    $11,662                         $11,723
     31-Jan-01    $12,154                         $12,218
     28-Feb-01    $11,342                         $11,408
     31-Mar-01    $10,894                         $10,957
     30-Apr-01    $11,630                         $11,700
     31-May-01    $11,748                         $11,823
     30-Jun-01    $11,363                         $11,440
     31-Jul-01    $11,171                         $11,242
     31-Aug-01    $10,520                         $10,592
     30-Sep-01     $9,526                          $9,586
     31-Oct-01     $9,526                          $9,586
     30-Nov-01    $10,114                         $10,195
     31-Dec-01    $10,275                         $10,350
     31-Jan-02     $9,994                         $10,066
     28-Feb-02     $9,904                          $9,976
     31-Mar-02    $10,410                         $10,487
     30-Apr-02     $9,893                          $9,962
     31-May-02     $9,938                         $10,002
     30-Jun-02     $9,319                          $9,370
     31-Jul-02     $8,328                          $8,358
     31-Aug-02     $8,373                          $8,414
     30-Sep-02     $7,428                          $7,453
     31-Oct-02     $8,036                          $8,072
     30-Nov-02     $8,598                          $8,639
     31-Dec-02     $8,149                          $8,190
     31-Jan-03     $7,930                          $7,966
     28-Feb-03     $7,711                          $7,749
     31-Mar-03     $7,711                          $7,739
     30-Apr-03     $8,461                          $8,504
     31-May-03     $9,073                          $9,130
     30-Jun-03     $9,131                          $9,197
     31-Jul-03     $9,338                          $9,401
     31-Aug-03     $9,535                          $9,604
     30-Sep-03     $9,361                          $9,430
     31-Oct-03     $9,996                         $10,075
     30-Nov-03    $10,077                         $10,166
     31-Dec-03    $10,703                         $10,794
     31-Jan-04    $10,891                         $10,985
     29-Feb-04    $11,126                         $11,234
     31-Mar-04    $11,055                         $11,156
     30-Apr-04    $10,785                         $10,881

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


8 Institutional Select Funds

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

FUND FACTS as of 4/30/04


STYLE ASSESSMENT 1

[GRAPHIC]

                                  INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  /X/              / /            / /
 Medium                 / /              / /            / /
 Small                  / /              / /            / /

STATISTICS

NUMBER OF HOLDINGS                                                          342
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $65,725
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 17.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                     6%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                        % OF
SECURITY                                                             NET ASSETS
--------------------------------------------------------------------------------
(1)  EXXON MOBIL CORP.                                                   5.2%
--------------------------------------------------------------------------------
(2)  CITIGROUP, INC.                                                     4.6%
--------------------------------------------------------------------------------
(3)  AMERICAN INTERNATIONAL GROUP, INC.                                  3.5%
--------------------------------------------------------------------------------
(4)  BANK OF AMERICA CORP.                                               3.1%
--------------------------------------------------------------------------------
(5)  VERIZON COMMUNICATIONS, INC.                                        1.9%
--------------------------------------------------------------------------------
(6)  CHEVRONTEXACO CORP.                                                 1.8%
--------------------------------------------------------------------------------
(7)  WELLS FARGO & CO.                                                   1.8%
--------------------------------------------------------------------------------
(8)  SBC COMMUNICATIONS, INC.                                            1.5%
--------------------------------------------------------------------------------
(9)  HOME DEPOT, INC.                                                    1.5%
--------------------------------------------------------------------------------
(10) J.P. MORGAN CHASE & CO.                                             1.4%
--------------------------------------------------------------------------------
     TOTAL                                                              26.3%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

35.4% FINANCE
15.8% CONSUMER NON-DURABLES
11.5% ENERGY
11.3% UTILITIES
 9.3% MATERIALS & SERVICES
 8.0% TECHNOLOGY
 2.5% CAPITAL GOODS
 1.9% CONSUMER DURABLES
 1.5% TRANSPORTATION
 2.8% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                    Institutional Select Funds 9

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PERFORMANCE as of 4/30/04

PRE- AND POST-TAX AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares pre-tax performance of the fund with its benchmark and Morningstar category. The table below the chart shows two types of after-tax returns.

[BAR CHART]

                                                                  Fund
                                              Benchmark:        Category:
                                            S&P SMALLCAP       MORNINGSTAR
                                              600/BARRA         SMALL-CAP
                                FUND         VALUE INDEX         VALUE
6 MONTHS                        9.84                9.95          10.39
1 YEAR                         42.70               43.33          42.29
5 YEARS                        11.93               11.99          13.47
SINCE INCEPTION: 2/1/99        11.18               11.30          12.84

                                            6 MONTHS             1 YEAR                5 YEARS            SINCE INCEPTION
                                            --------             ------                -------            ---------------
                                               MORNINGSTAR          MORNINGSTAR           MORNINGSTAR           MORNINGSTAR
                                                SMALL-CAP            SMALL-CAP             SMALL-CAP             SMALL-CAP
TOTAL RETURNS AFTER TAX                FUND      VALUE      FUND      VALUE       FUND      VALUE       FUND      VALUE
---------------------------------------------------------------------------------------------------------------------------
PRE-LIQUIDATION (still own shares)     9.71%     8.03%     42.53%     39.60%     10.11%      12.18%     9.45%      n/a
---------------------------------------------------------------------------------------------------------------------------
POST-LIQUIDATION (shares were sold)    6.57%     5.81%     27.98%     26.59%      9.21%      11.00%     8.61%      n/a
---------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 2

This graph shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in its benchmark.

$17,439  FUND
$17,536  S&P SMALLCAP 600/BARRA VALUE INDEX

[LINE GRAPH]

                   FUND            S&P SMALL CAP 600/BARRA VALUE INDEX
     01-Feb-99    $10,000                      $10,000
     28-Feb-99     $9,170                       $9,186
     31-Mar-99     $9,130                       $9,150
     30-Apr-99     $9,920                       $9,947
     31-May-99    $10,310                      $10,345
     30-Jun-99    $10,930                      $10,973
     31-Jul-99    $10,760                      $10,802
     31-Aug-99    $10,310                      $10,349
     30-Sep-99    $10,120                      $10,159
     31-Oct-99     $9,890                       $9,924
     30-Nov-99    $10,120                      $10,147
     31-Dec-99    $10,411                      $10,425
     31-Jan-00     $9,886                       $9,891
     29-Feb-00    $10,338                      $10,338
     31-Mar-00    $10,716                      $10,720
     30-Apr-00    $10,801                      $10,795
     31-May-00    $10,611                      $10,619
     30-Jun-00    $10,916                      $10,923
     31-Jul-00    $11,127                      $11,139
     31-Aug-00    $11,789                      $11,789
     30-Sep-00    $11,747                      $11,765
     31-Oct-00    $11,810                      $11,823
     30-Nov-00    $11,021                      $11,042
     31-Dec-00    $12,583                      $12,601
     31-Jan-01    $13,572                      $13,599
     28-Feb-01    $12,993                      $13,025
     31-Mar-01    $12,458                      $12,484
     30-Apr-01    $13,208                      $13,236
     31-May-01    $13,549                      $13,573
     30-Jun-01    $14,084                      $14,092
     31-Jul-01    $13,936                      $13,959
     31-Aug-01    $13,709                      $13,735
     30-Sep-01    $11,754                      $11,769
     31-Oct-01    $12,299                      $12,307
     30-Nov-01    $13,265                      $13,292
     31-Dec-01    $14,218                      $14,251
     31-Jan-02    $14,469                      $14,518
     28-Feb-02    $14,406                      $14,455
     31-Mar-02    $15,658                      $15,712
     30-Apr-02    $16,296                      $16,354
     31-May-02    $15,683                      $15,734
     30-Jun-02    $15,019                      $15,031
     31-Jul-02    $12,604                      $12,587
     31-Aug-02    $12,579                      $12,571
     30-Sep-02    $11,665                      $11,645
     31-Oct-02    $11,890                      $11,879
     30-Nov-02    $12,504                      $12,521
     31-Dec-02    $12,182                      $12,189
     31-Jan-03    $11,676                      $11,686
     28-Feb-03    $11,259                      $11,253
     31-Mar-03    $11,221                      $11,218
     30-Apr-03    $12,220                      $12,234
     31-May-03    $13,333                      $13,374
     30-Jun-03    $13,726                      $13,771
     31-Jul-03    $14,383                      $14,445
     31-Aug-03    $15,079                      $15,139
     30-Sep-03    $14,573                      $14,643
     31-Oct-03    $15,876                      $15,947
     30-Nov-03    $16,521                      $16,606
     31-Dec-03    $16,992                      $17,071
     31-Jan-04    $17,401                      $17,479
     29-Feb-04    $17,809                      $17,893
     31-Mar-04    $18,115                      $18,206
     30-Apr-04    $17,439                      $17,536

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates in effect as of 4/30/04 and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax-deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares. Source for category information: Morningstar, Inc.

2 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower.


10 Institutional Select Funds

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

[GRAPHIC]

                                  INVESTMENT STYLE
                       Value            Blend         Growth
MARKET CAP
 Large                  / /              / /            / /
 Medium                 / /              / /            / /
 Small                  /X/              / /            / /

STATISTICS

NUMBER OF HOLDINGS                                                          372
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                                $876
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 26.0
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      1.6
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    19%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                        % OF
SECURITY                                                             NET ASSETS
--------------------------------------------------------------------------------
(1)  TOM BROWN, INC.                                                    0.9%
--------------------------------------------------------------------------------
(2)  MDC HOLDINGS, INC.                                                 0.9%
--------------------------------------------------------------------------------
(3)  THE TIMKEN CO.                                                     0.8%
--------------------------------------------------------------------------------
(4)  PEDIATRIX MEDICAL GROUP, INC.                                      0.7%
--------------------------------------------------------------------------------
(5)  MASSEY ENERGY CO.                                                  0.7%
--------------------------------------------------------------------------------
(6)  STANDARD-PACIFIC CORP.                                             0.7%
--------------------------------------------------------------------------------
(7)  WHITNEY HOLDING CORP.                                              0.7%
--------------------------------------------------------------------------------
(8)  HUGHES SUPPLY, INC.                                                0.7%
--------------------------------------------------------------------------------
(9)  FREMONT GENERAL CORP.                                              0.7%
--------------------------------------------------------------------------------
(10) CORN PRODUCTS INTERNATIONAL, INC.                                  0.7%
--------------------------------------------------------------------------------
     TOTAL                                                              7.5%


SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

21.7% MATERIALS & SERVICES
17.8% CONSUMER NON-DURABLES
16.8% FINANCE
11.0% TECHNOLOGY
 9.5% CAPITAL GOODS
 7.2% ENERGY
 6.7% UTILITIES
 4.7% CONSUMER DURABLES
 3.2% TRANSPORTATION
 1.4% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                                   Institutional Select Funds 11

INSTITUTIONAL SELECT S&P 500 FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    2/1/99 1-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   8.30        7.00        8.36       11.26       10.74        10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.06        0.12        0.12        0.12        0.11         0.07
   Net realized and unrealized gains or losses           0.45        1.30       (1.37)      (2.91)       0.52         0.67
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.51        1.42       (1.25)      (2.79)       0.63         0.74
Less distributions:
   Dividends from net investment income                 (0.12)      (0.12)      (0.11)      (0.11)      (0.09)          --
   Distributions from net realized gains                   --          --          --          --       (0.02)          --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.12)      (0.12)      (0.11)      (0.11)      (0.11)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                         8.69        8.30        7.00        8.36       11.26        10.74
                                                      ------------------------------------------------------------------------------
Total return (%)                                         6.18 2     20.65      (15.18)     (24.95)       5.86         7.40 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.15 3      0.15        0.15        0.15        0.16 4       0.13 3
   Gross operating expenses                              0.35 3      0.36        0.37        0.37        0.38         0.55 3
   Net investment income                                 1.51 3      1.65        1.38        1.14        1.06         1.37 3
Portfolio turnover rate                                     2 2         4          12          13           6            1 2
Net assets, end of period ($ x 1,000,000)                 306         272         203         261         382          238

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.15% if certain non-routine expenses (proxy fees) had not been included.


12 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is related to the fund's adviser


                                                            COST         VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 99.2%     COMMON STOCK                                     316,716      303,614

  0.8%     SHORT-TERM
           INVESTMENT                                         2,600        2,600

  0.1%     U.S. TREASURY
           OBLIGATION                                           250          250
--------------------------------------------------------------------------------
100.1%     TOTAL INVESTMENTS                                319,566      306,464

 10.9%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                            33,489       33,489

(11.0)%    OTHER ASSETS AND
           LIABILITIES, NET                                             (33,837)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              306,116

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.2% of net assets

      AEROSPACE / DEFENSE 1.7%
      --------------------------------------------------------------------------
      The Boeing Co.  24,900                                               1,063
      Crane Co.  1,700                                                        52
      General Dynamics Corp.  5,800                                          543
      Goodrich Corp.  3,400                                                   98
      Lockheed Martin Corp.  13,300                                          635
      Northrop Grumman Corp.  5,614                                          557
      Raytheon Co.  12,300                                                   397
      Rockwell Automation, Inc.  5,400                                       177
      Rockwell Collins, Inc.  5,300                                          171
      Textron, Inc.  4,100                                                   226
      United Technologies Corp.  15,200                                    1,311
                                                                         -------
                                                                           5,230
      AIR TRANSPORTATION 1.1%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  3,200                                            20
      FedEx Corp.  8,900                                                     640
      Sabre Holdings Corp.  4,118                                             97
      Southwest Airlines Co.  23,250                                         332
      United Parcel Service, Inc.,
      Class B  33,324                                                      2,338
                                                                         -------
                                                                           3,427
      ALCOHOLIC BEVERAGES 0.5%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  1,200                                        79
      Anheuser-Busch Cos., Inc.  24,100                                    1,235
      Brown-Forman Corp., Class B  3,608                                     169
                                                                         -------
                                                                           1,483
      APPAREL 0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  3,800                                       139
      Liz Claiborne, Inc.  3,300                                             116
      Nike, Inc., Class B  7,700                                             554
      Reebok International Ltd.  1,700                                        62
      VF Corp.  3,200                                                        148
                                                                         -------
                                                                           1,019

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  2,100                                         45
      Cummins, Inc.  1,400                                                    84
      Dana Corp.  4,300                                                       87
      Danaher Corp.  4,600                                                   425
      Delphi Corp.  16,449                                                   168
      Eaton Corp.  4,600                                                     273
      Ford Motor Co.  54,011                                                 829
      General Motors Corp.  16,475                                           781
      Genuine Parts Co.  5,200                                               186
      Goodyear Tire & Rubber Co.  4,700                                       41
      Harley-Davidson, Inc.  9,000                                           507
    o Navistar International Corp.  2,100                                     95
      Visteon Corp.  3,669                                                    40
                                                                         -------
                                                                           3,561
      BANKS 7.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  10,200                                               225
  (9) Bank of America Corp.  60,332                                        4,856
      The Bank of New York Co., Inc.  22,850                                 666


                                                         See financial notes. 13

INSTITUTIONAL SELECT S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Bank One Corp.  33,000                                               1,629
      BB&T Corp.  16,000                                                     552
      Comerica, Inc.  5,100                                                  263
      Fifth Third Bancorp  16,769                                            900
      First Horizon National Corp.  3,600                                    158
      Huntington Bancshares, Inc.  6,583                                     141
      J.P. Morgan Chase & Co.  60,640                                      2,280
      KeyCorp, Inc.  12,400                                                  368
      M&T Bank Corp.  3,599                                                  306
      Marshall & Ilsley Corp.  6,628                                         244
      Mellon Financial Corp.  12,600                                         373
      National City Corp.  17,800                                            617
      North Fork Bancorp., Inc.  4,400                                       163
      Northern Trust Corp.  6,400                                            271
      PNC Financial Services Group, Inc.  8,100                              430
      Regions Financial Corp.  6,600                                         229
      SouthTrust Corp.  9,700                                                301
      State Street Corp.  9,900                                              483
      SunTrust Banks, Inc.  8,400                                            572
      Synovus Financial Corp.  8,800                                         210
      U.S. Bancorp  56,607                                                 1,451
      Union Planters Corp.  5,450                                            152
      Wachovia Corp.  38,700                                               1,771
      Wells Fargo & Co.  49,913                                            2,818
      Zions Bancorp.  2,600                                                  147
                                                                         -------
                                                                          22,576
      BUSINESS MACHINES & SOFTWARE 8.8%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  7,100                                             294
    o Apple Computer, Inc.  10,900                                           280
      Autodesk, Inc.  3,200                                                  107
    o BMC Software, Inc.  6,500                                              112
    o Cisco Systems, Inc.  202,550                                         4,227
    o Compuware Corp.  11,300                                                 86
    o Comverse Technology, Inc.  5,600                                        92
    o Dell, Inc.  75,500                                                   2,621
    o EMC Corp.  71,324                                                      796
    o Gateway, Inc.  10,700                                                   52
      Hewlett-Packard Co.  89,901                                          1,771
      International Business Machines
      Corp.  50,100                                                        4,417
    o Lexmark International, Inc.,
      Class A  3,800                                                         344
 =(2) Microsoft Corp.  318,350                                             8,268
    o NCR Corp.  2,800                                                       125
    o Network Appliance, Inc.  10,000                                        186
    o Novell, Inc.  10,900                                                   105
    o Oracle Corp.  154,100                                                1,729
      Pitney Bowes, Inc.  6,800                                              298
    o Siebel Systems, Inc.  14,600                                           150
    o Sun Microsystems, Inc.  96,200                                         375
    o Unisys Corp.  9,600                                                    125
    o Xerox Corp.  23,400                                                    314
                                                                         -------
                                                                          26,874
      BUSINESS SERVICES 4.2%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  4,014                                                         195
    o Allied Waste Industries, Inc.  9,200                                   116
    o Apollo Group, Inc., Class A  5,200                                     473
      Automatic Data Processing, Inc.  17,400                                762
    o Cendant Corp.  29,570                                                  700
    o Cintas Corp.  5,020                                                    226
    o Citrix Systems, Inc.  4,700                                             90
      Computer Associates International,
      Inc.  17,100                                                           458
    o Computer Sciences Corp.  5,500                                         225
    o Convergys Corp.  4,025                                                  58
      Deluxe Corp.  1,600                                                     66
    o eBay, Inc.  19,082                                                   1,523
      Electronic Data Systems Corp.  14,200                                  260
      Equifax, Inc.  4,100                                                   100
      First Data Corp.  26,181                                             1,188
    o Fiserv, Inc.  5,750                                                    210
      H&R Block, Inc.  5,200                                                 235
      IMS Health, Inc.  7,000                                                177
    o Interpublic Group of Cos., Inc.  12,000                                188
    o Intuit, Inc.  5,783                                                    246
    o Mercury Interactive Corp.  2,700                                       115
    o Monster Worldwide, Inc.  3,261                                          83
      Omnicom Group, Inc.  5,600                                             445
    o Parametric Technology Corp.  7,100                                      33
      Paychex, Inc.  11,125                                                  415
    o PeopleSoft, Inc.  10,800                                               182
    o Robert Half International, Inc.  4,950                                 135
    o Sungard Data Systems, Inc.  8,413                                      219


14 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Symantec Corp.  9,100                                                  410
      Tyco International Ltd.  58,976                                      1,619
    o Veritas Software Corp.  12,450                                         332
      Waste Management, Inc.  17,000                                         483
    o Yahoo!, Inc.  19,700                                                   994
                                                                         -------
                                                                          12,961
      CHEMICALS 1.4%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  6,700                                  334
      Dow Chemical Co.  27,360                                             1,086
      E.I. du Pont de Nemours
      & Co.  29,482                                                        1,266
      Eastman Chemical Co.  2,200                                             94
      Ecolab, Inc.  7,600                                                    226
      Great Lakes Chemical Corp.  1,400                                       35
    o Hercules, Inc.  3,300                                                   37
    o Monsanto Co.  7,717                                                    267
      PPG Industries, Inc.  5,000                                            297
      Praxair, Inc.  9,500                                                   347
      Rohm & Haas Co.  6,563                                                 254
      Sigma-Aldrich Corp.  2,100                                             119
                                                                         -------
                                                                           4,362
      CONSTRUCTION 0.4%
      --------------------------------------------------------------------------
      Centex Corp.  3,600                                                    173
      Fluor Corp.  2,400                                                      91
      KB Home  1,500                                                         103
      Masco Corp.  13,200                                                    370
      Pulte Homes, Inc.  3,800                                               187
      The Sherwin-Williams Co.  4,200                                        160
      The Stanley Works  2,400                                               102
      Vulcan Materials Co.  3,000                                            139
                                                                         -------
                                                                           1,325
      CONSUMER DURABLES 0.2%
      --------------------------------------------------------------------------
      Black & Decker Corp.  2,300                                            133
      Leggett & Platt, Inc.  5,500                                           124
      Maytag Corp.  2,350                                                     66
      Newell Rubbermaid, Inc.  7,967                                         188
      Whirlpool Corp.  2,000                                                 131
                                                                     -----------
                                                                             642
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Ball Corp.  1,800                                                      119
      Bemis Co.  3,200                                                        86
    o Pactiv Corp.  4,500                                                    103
    o Sealed Air Corp.  2,600                                                128
                                                                         -------
                                                                             436
      ELECTRONICS 5.3%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  22,500                                    56
    o Advanced Micro Devices, Inc.  10,000                                   142
    o Agilent Technologies, Inc.  13,984                                     378
    o Altera Corp.  11,020                                                   220
      American Power Conversion
      Corp.  5,750                                                           107
      Analog Devices, Inc.  11,000                                           469
    o Andrew Corp.  4,600                                                     78
    o Applied Materials, Inc.  49,550                                        903
    o Applied Micro Circuits Corp.  9,121                                     40
    o Broadcom Corp., Class A  9,000                                         340
    o CIENA Corp.  13,100                                                     54
  (8) Intel Corp.  191,100                                                 4,917
      ITT Industries, Inc.  2,800                                            222
    o Jabil Circuit, Inc.  5,764                                             152
    o JDS Uniphase Corp.  42,128                                             128
    o KLA-Tencor Corp.  5,800                                                242
      Linear Technology Corp.  9,200                                         328
    o LSI Logic Corp.  10,800                                                 80
    o Lucent Technologies, Inc.  124,645                                     420
      Maxim Integrated Products, Inc.  9,700                                 446
    o Micron Technology, Inc.  17,700                                        241
      Molex, Inc.  5,500                                                     164
      Motorola, Inc.  69,026                                               1,260
    o National Semiconductor Corp.  5,300                                    216
    o Novellus Systems, Inc.  4,450                                          129
    o Nvidia Corp.  4,700                                                     97
      PerkinElmer, Inc.  3,600                                                69
    o PMC -- Sierra, Inc.  4,900                                              60
    o Power-One, Inc.  2,300                                                  20
    o QLogic Corp.  2,813                                                     76
      Qualcomm, Inc.  23,700                                               1,480
    o Sanmina-SCI Corp.  15,000                                              150


                                                         See financial notes. 15

INSTITUTIONAL SELECT S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Scientific-Atlanta, Inc.  4,500                                        146
    o Solectron Corp.  24,600                                                121
      Symbol Technologies, Inc.  6,736                                        81
      Tektronix, Inc.  2,400                                                  71
    o Tellabs, Inc.  11,900                                                  104
    o Teradyne, Inc.  5,600                                                  114
      Texas Instruments, Inc.  50,900                                      1,278
    o Thermo Electron Corp.  4,900                                           143
    o Thomas & Betts Corp.  1,700                                             41
    o Waters Corp.  3,600                                                    155
    o Xilinx, Inc.  10,200                                                   343
                                                                         -------
                                                                          16,281
      ENERGY: RAW MATERIALS 1.6%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  7,521                                        403
      Apache Corp.  9,464                                                    396
      Baker Hughes, Inc.  9,900                                              363
    o BJ Services Co.  4,600                                                 205
      Burlington Resources, Inc.  5,900                                      397
      Devon Energy Corp.  6,800                                              416
      EOG Resources, Inc.  3,322                                             164
      Halliburton Co.  12,900                                                384
    o Noble Corp.  4,000                                                     149
      Occidental Petroleum Corp.  11,400                                     538
    o Rowan Cos., Inc.  3,000                                                 67
      Schlumberger Ltd.  17,300                                            1,012
      Valero Energy Corp.  3,700                                             236
                                                                         -------
                                                                           4,730
      FOOD & AGRICULTURE 3.9%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  19,048                                     335
      Campbell Soup Co.  12,100                                              334
      The Coca-Cola Co.  72,100                                            3,646
      Coca-Cola Enterprises, Inc.  13,500                                    365
      ConAgra Foods, Inc.  15,800                                            456
      General Mills, Inc.  11,100                                            541
      H.J. Heinz Co.  10,300                                                 393
      Hershey Foods Corp.  3,800                                             338
      Kellogg Co.  12,100                                                    519
      McCormick & Co., Inc.  3,999                                           137
      The Pepsi Bottling Group, Inc.  7,580                                  222
      PepsiCo, Inc.  50,480                                                2,751
      Sara Lee Corp.  23,200                                                 535
      Supervalu, Inc.  4,000                                                 123
      Sysco Corp.  18,900                                                    723
      Wm. Wrigley Jr. Co.  6,600                                             407
                                                                         -------
                                                                          11,825
      GOLD 0.2%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  12,800                                           479

      HEALTHCARE / DRUGS & MEDICINE 13.4%
      --------------------------------------------------------------------------
      Abbott Laboratories  46,000                                          2,025
      Allergan, Inc.  4,000                                                  352
      AmerisourceBergen Corp.  3,300                                         191
    o Amgen, Inc.  38,000                                                  2,138
    o Anthem, Inc.  4,028                                                    357
      Applied Biosystems Group --
      Applera Corp.  6,000                                                   111
      Bausch & Lomb, Inc.  1,500                                              94
      Baxter International, Inc.  17,900                                     567
      Becton Dickinson & Co.  7,400                                          374
    o Biogen Idec, Inc.  9,730                                               574
      Biomet, Inc.  7,500                                                    296
    o Boston Scientific Corp.  24,200                                        997
      Bristol-Myers Squibb Co.  57,300                                     1,438
      C.R. Bard, Inc.  1,600                                                 170
      Cardinal Health, Inc.  12,900                                          945
    o Caremark Rx, Inc.  13,126                                              444
    o Chiron Corp.  5,600                                                    260
      Eli Lilly & Co.  33,100                                              2,443
    o Express Scripts, Inc.  2,400                                           186
    o Forest Laboratories, Inc.  10,800                                      696
    o Genzyme Corp.  6,700                                                   292
      Guidant Corp.  9,200                                                   580
      HCA, Inc.  14,500                                                      589
      Health Management Associates,
      Inc., Class A  7,100                                                   164
    o Humana, Inc.  4,600                                                     75
 (10) Johnson & Johnson  87,468                                            4,726
    o King Pharmaceuticals, Inc.  6,933                                      120
      Manor Care, Inc.  2,600                                                 84
      McKesson Corp.  8,500                                                  279
    o Medco Health Solutions, Inc.  7,889                                    279


16 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Medimmune, Inc.  7,200                                                 175
      Medtronic, Inc.  35,700                                              1,802
      Merck & Co., Inc.  65,600                                            3,083
      Mylan Laboratories, Inc.  7,900                                        181
 =(4) Pfizer, Inc.  224,847                                                8,041
    o Quest Diagnostics  3,137                                               265
      Schering-Plough Corp.  43,300                                          724
    o St. Jude Medical, Inc.  5,100                                          389
      Stryker Corp.  6,020                                                   596
    o Tenet Healthcare Corp.  13,500                                         159
      UnitedHealth Group, Inc.  18,500                                     1,137
    o Watson Pharmaceuticals, Inc.  3,100                                    110
    o WellPoint Health Networks, Inc.  4,700                                 525
      Wyeth  39,300                                                        1,496
    o Zimmer Holdings, Inc.  7,200                                           575
                                                                         -------
                                                                          41,104
      HOUSEHOLD PRODUCTS 2.4%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  2,750                                     130
      Avon Products, Inc.  7,000                                             588
      Clorox Co.  6,300                                                      326
      Colgate-Palmolive Co.  15,700                                          909
      The Gillette Co.  29,700                                             1,215
      International Flavors & Fragrances,
      Inc.  2,700                                                             98
      Procter & Gamble Co.  38,100                                         4,029
                                                                         -------
                                                                           7,295
      INSURANCE 5.1%
      --------------------------------------------------------------------------
      ACE Ltd.  8,300                                                        364
      Aetna, Inc.  4,500                                                     372
      AFLAC, Inc.  15,100                                                    638
      The Allstate Corp.  20,700                                             950
      AMBAC Financial Group, Inc.  3,133                                     216
  (7) American International Group,
      Inc.  77,000                                                         5,517
      AON Corp.  9,200                                                       240
      Chubb Corp.  5,500                                                     380
      CIGNA Corp.  4,200                                                     271
      Cincinnati Financial Corp.  4,935                                      202
      Hartford Financial Services Group,
      Inc.  8,600                                                            525
      Jefferson-Pilot Corp.  4,100                                           203
      Lincoln National Corp.  5,300                                          238
      Loews Corp.  5,400                                                     313
      Marsh & McLennan Cos., Inc.  15,600                                    704
      MBIA, Inc.  4,200                                                      247
      Metlife, Inc.  22,457                                                  775
      MGIC Investment Corp.  2,900                                           213
    o Principal Financial Group, Inc.  9,384                                 331
      The Progressive Corp.  6,500                                           569
      Prudential Financial, Inc.  15,900                                     699
      Safeco Corp.  4,000                                                    175
      St. Paul Cos., Inc.  19,511                                            794
      Torchmark Corp.  3,300                                                 172
      UnumProvident Corp.  8,560                                             133
      XL Capital Ltd., Class A  4,100                                        313
                                                                         -------
                                                                          15,554
      MEDIA 3.6%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  18,095                                                           751
    o Comcast Corp., Class A  66,338                                       1,997
      Dow Jones & Co., Inc.  2,400                                           111
      Gannett Co., Inc.  8,100                                               702
      Knight-Ridder, Inc.  2,400                                             186
      The McGraw-Hill Cos., Inc.  5,700                                      449
      Meredith Corp.  1,600                                                   81
      New York Times Co., Class A  4,400                                     202
      R.R. Donnelley & Sons Co.  6,350                                       187
    o Time Warner, Inc.  134,200                                           2,257
      Tribune Co.  9,700                                                     464
    o Univision Communications, Inc.,
      Class A  9,394                                                         318
      Viacom, Inc., Class B  51,645                                        1,996
      The Walt Disney Co.  60,400                                          1,391
                                                                         -------
                                                                          11,092
      MISCELLANEOUS 0.7%
      --------------------------------------------------------------------------
      3M Co.  23,200                                                       2,006

      MISCELLANEOUS FINANCE 7.7%
      --------------------------------------------------------------------------
      American Express Co.  37,900                                         1,855
      The Bear Stearns Cos., Inc.  3,046                                     244
      Capital One Financial Corp.  6,900                                     452
    / The Charles Schwab Corp.  39,738                                       409
      Charter One Financial, Inc.  6,579                                     220


                                                         See financial notes. 17

INSTITUTIONAL SELECT S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
 =(5) Citigroup, Inc.  151,950                                             7,307
      Countrywide Financial Corp.  8,249                                     489
    o E*TRADE Group, Inc.  10,600                                            121
      Fannie Mae  28,700                                                   1,972
      Federated Investors, Inc.,
      Class B  3,200                                                          94
      Franklin Resources, Inc.  7,400                                        406
      Freddie Mac  20,400                                                  1,191
      Golden West Financial Corp.  4,500                                     473
      Goldman Sachs Group, Inc.  14,354                                    1,389
      Janus Capital Group, Inc.  7,050                                       107
      Lehman Brothers Holdings, Inc.  8,300                                  609
      MBNA Corp.  37,650                                                     918
      Merrill Lynch & Co., Inc.  28,700                                    1,556
      Moody's Corp.  4,400                                                   284
      Morgan Stanley  32,300                                               1,660
    o Providian Financial Corp.  8,300                                       101
      SLM Corp.  13,200                                                      506
      T. Rowe Price Group, Inc.  3,800                                       195
      Washington Mutual, Inc.  26,400                                      1,040
                                                                         -------
                                                                          23,598
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  4,800                                        109
    o Electronic Arts, Inc.  8,850                                           448
      Fortune Brands, Inc.  4,400                                            336
      Hasbro, Inc.  5,000                                                     94
      International Game Technology  10,150                                  383
      Mattel, Inc.  12,500                                                   212
      McDonald's Corp.  37,100                                             1,010
    o Starbucks Corp.  11,640                                                452
      Wendy's International, Inc.  3,400                                     133
    o Yum! Brands, Inc.  8,600                                               334
                                                                         -------
                                                                           3,511
      NON-FERROUS METALS 0.4%
      --------------------------------------------------------------------------
      Alcoa, Inc.  25,704                                                    790
      Engelhard Corp.  3,600                                                 104
      Freeport-McMoran Copper & Gold, Inc.,
      Class B  5,600                                                         171
    o Phelps Dodge Corp.  2,760                                              182
                                                                         -------
                                                                           1,247
      OIL: DOMESTIC 1.0%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  2,600                                              185
      Ashland, Inc.  2,100                                                   101
      ConocoPhillips  20,249                                               1,444
      Kerr-McGee Corp.  3,073                                                150
      Marathon Oil Corp.  9,900                                              332
    o Nabors Industries Ltd.  4,400                                          195
      Sunoco, Inc.  2,400                                                    151
    o Transocean, Inc.  9,320                                                259
      Unocal Corp.  7,700                                                    277
                                                                         -------
                                                                           3,094
      OIL: INTERNATIONAL 3.6%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  31,496                                          2,882
 =(3) Exxon Mobil Corp.  193,420                                           8,230
                                                                         -------
                                                                          11,112
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Corning, Inc.  39,500                                                  436
      Eastman Kodak Co.  8,400                                               216
                                                                         -------
                                                                             652
      PAPER & FOREST PRODUCTS 0.9%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  2,500                                              84
      Georgia-Pacific Corp.  7,386                                           259
      International Paper Co.  14,139                                        570
      Kimberly-Clark Corp.  14,900                                           975
    o Louisiana-Pacific Corp.  3,000                                          71
      MeadWestvaco Corp.  5,922                                              155
      Temple-Inland, Inc.  1,600                                              99
      Weyerhaeuser Co.  6,500                                                385
                                                                         -------
                                                                           2,598
      PRODUCER GOODS & MANUFACTURING 4.8%
      --------------------------------------------------------------------------
    o American Standard Cos., Inc.  2,200                                    231
      Avery Dennison Corp.  3,300                                            212
      Caterpillar, Inc.  10,300                                              801
      Cooper Industries Ltd., Class A  2,700                                 148
      Deere & Co.  7,200                                                     490
      Dover Corp.  6,000                                                     240
      Emerson Electric Co.  12,400                                           747
 =(1) General Electric Co.  300,700                                        9,006
      Honeywell International, Inc.  25,212                                  872


18 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Illinois Tool Works, Inc.  9,100                                       785
      Ingersoll-Rand Co., Class A  5,300                                     342
      Johnson Controls, Inc.  5,500                                          302
    o Millipore Corp.  1,400                                                  73
      Pall Corp.  3,600                                                       86
      Parker Hannifin Corp.  3,600                                           199
      Snap-On, Inc.  1,700                                                    57
      W.W. Grainger, Inc.  2,700                                             141
                                                                         -------
                                                                          14,732
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.  10,900                                                          356
      CSX Corp.  6,300                                                       194
      Norfolk Southern Corp.  11,400                                         272
      Union Pacific Corp.  7,700                                             454
                                                                         -------
                                                                           1,276
      REAL PROPERTY 0.4%
      --------------------------------------------------------------------------
      Apartment Investment & Management Co.,
      Class A  2,700                                                          76
      Equity Office Properties Trust  11,650                                 293
      Equity Residential  8,100                                              223
      Plum Creek Timber Co., Inc.  5,400                                     160
      ProLogis  5,300                                                        156
      Simon Property Group, Inc.  6,000                                      289
                                                                         -------
                                                                           1,197
      RETAIL 6.7%
      --------------------------------------------------------------------------
      Albertson's, Inc.  10,683                                              249
    o Autonation, Inc.  8,000                                                136
    o AutoZone, Inc.  2,700                                                  236
    o Bed, Bath & Beyond, Inc.  8,800                                        327
      Best Buy Co., Inc.  9,500                                              515
    o Big Lots, Inc.  3,400                                                   48
      Circuit City Stores, Inc.  6,000                                        70
    o Costco Wholesale Corp.  13,500                                         506
      CVS Corp.  11,700                                                      452
      Dillards, Inc., Class A  2,500                                          42
      Dollar General Corp.  9,750                                            183
      Family Dollar Stores, Inc.  5,000                                      161
      Federated Department Stores, Inc.  5,400                               265
      The Gap, Inc.  26,300                                                  579
      Home Depot, Inc.  67,100                                             2,361
      J.C. Penney Co., Inc. Holding Co.  8,100                               274
    o Kohl's Corp.  10,100                                                   422
    o Kroger Co.  21,900                                                     383
      Limited Brands  14,900                                                 307
      Lowe's Cos., Inc.  23,100                                            1,203
      The May Department Stores
      Co.  8,500                                                             262
      Nordstrom, Inc.  4,100                                                 146
    o Office Depot, Inc.  9,200                                              161
      RadioShack Corp.  4,800                                                148
    o Safeway, Inc.  13,000                                                  298
      Sears, Roebuck & Co.  6,700                                            268
    o Staples, Inc.  14,700                                                  379
      Target Corp.  26,900                                                 1,167
      Tiffany & Co.  4,350                                                   170
      TJX Cos., Inc.  14,800                                                 364
    o Toys `R' Us, Inc.  6,200                                                96
 =(6) Wal-Mart Stores, Inc.  127,550                                       7,270
      Walgreen Co.  30,200                                                 1,041
      Winn-Dixie Stores, Inc.  3,800                                          29
                                                                         -------
                                                                          20,518
      STEEL 0.1%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  2,350                                     24
      Nucor Corp.  2,400                                                     143
      United States Steel Corp.  3,400                                        97
      Worthington Industries, Inc.  2,500                                     45
                                                                     -----------
                                                                             309
      TELEPHONE 3.6%
      --------------------------------------------------------------------------
      Alltel Corp.  9,200                                                    463
      AT&T Corp.  23,297                                                     400
    o AT&T Wireless Services, Inc.  80,346                                 1,110
    o Avaya, Inc.  12,295                                                    168
      BellSouth Corp.  54,050                                              1,395
      CenturyTel, Inc.  4,100                                                118
    o Citizens Communications Co.  8,086                                     105
    o Nextel Communications, Inc.,
      Class A  32,500                                                        775
    o Qwest Communications
      International, Inc.  51,721                                            208


                                                         See financial notes. 19

INSTITUTIONAL SELECT S&P 500 FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SBC Communications, Inc.  97,530                                     2,429
      Sprint Corp. (FON Group)  41,950                                       751
      Verizon Communications, Inc.  81,428                                 3,073
                                                                         -------
                                                                          10,995
      TOBACCO 1.2%
      --------------------------------------------------------------------------
      Altria Group, Inc.  60,400                                           3,345
      R.J. Reynolds Tobacco Holdings,
      Inc.  2,500                                                            162
      UST, Inc.  4,900                                                       182
                                                                         -------
                                                                           3,689
      TRAVEL & RECREATION 0.6%
      --------------------------------------------------------------------------
      Brunswick Corp.  2,800                                                 115
      Carnival Corp.  18,500                                                 790
      Harrah's Entertainment, Inc.  3,200                                    170
      Hilton Hotels Corp.  11,000                                            192
      Marriott International, Inc., Class A  6,700                           316
      Starwood Hotels & Resorts
      Worldwide, Inc.  6,100                                                 243
                                                                         -------
                                                                           1,826
      TRUCKING & FREIGHT 0.1%
      --------------------------------------------------------------------------
      Paccar, Inc.  5,175                                                    292
      Ryder Systems, Inc.  1,900                                              70
                                                                         -------
                                                                             362
      UTILITIES: ELECTRIC & GAS 2.8%
      --------------------------------------------------------------------------
    o The AES Corp.  18,300                                                  159
    o Allegheny Energy, Inc.  3,701                                           51
      Ameren Corp.  5,400                                                    236
      American Electric Power Co., Inc.  11,680                              355
    o Calpine Corp.  11,800                                                   51
      Centerpoint Energy, Inc.  8,900                                         96
      Cinergy Corp.  5,300                                                   201
    o CMS Energy Corp.  4,600                                                 38
      Consolidated Edison, Inc.  6,600                                       272
      Constellation Energy Group, Inc.  5,000                                192
      Dominion Resources, Inc.  9,591                                        612
      DTE Energy Co.  5,000                                                  195
      Duke Energy Corp.  26,600                                              560
    o Dynegy, Inc., Class A  10,100                                           40
      Edison International  9,500                                            222
      El Paso Corp.  18,526                                                  130
      Entergy Corp.  6,800                                                   371
      Exelon Corp.  9,650                                                    646
      FirstEnergy Corp.  9,788                                               383
      FPL Group, Inc.  5,400                                                 344
      KeySpan Corp.  4,700                                                   170
      Kinder Morgan, Inc.  3,705                                             223
      Nicor, Inc.  1,400                                                      48
      NiSource, Inc.  7,527                                                  152
      Peoples Energy Corp.  1,200                                             50
    o PG&E Corp.  12,200                                                     336
      Pinnacle West Capital Corp.  2,600                                     102
      PPL Corp.  5,200                                                       223
      Progress Energy, Inc.  7,126                                           305
      Public Service Enterprise Group,
      Inc.  7,000                                                            300
      Sempra Energy  6,685                                                   212
      The Southern Co.  21,500                                               618
      TECO Energy, Inc.  5,500                                                70
      TXU Corp.  9,450                                                       322
      Williams Cos., Inc.  15,300                                            158
      Xcel Energy, Inc.  11,560                                              193
                                                                         -------
                                                                           8,636
      SHORT-TERM INVESTMENT
      0.8% of net assets

      Provident Institutional
      TempFund  2,599,642                                                  2,600

      SECURITY                                      FACE AMOUNT
         RATE, MATURITY DATE                        ($ x 1,000)
      U.S TREASURY OBLIGATION
      0.1% of net assets

    = U.S. Treasury Bill
         0.92%, 06/17/04                                    250              250

END OF INVESTMENTS.


20 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

      SECURITY                                      FACE AMOUNT         VALUE
         RATE, MATURITY DATE                        ($ x 1,000)      ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      10.9% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 4.5%
      --------------------------------------------------------------------------
      American Express Credit Corp.
         1.07%, 05/13/04                                    155              155
      Bank of America Corp.
         1.05%, 09/20/04                                    761              761
      Canadian Imperial Bank Corp.
         1.72%, 05/25/05                                  1,380            1,381
         1.06%, 05/28/04                                    608              608
         1.04%, 01/31/05                                    270              270
      Concord Minutemen Capital Corp.
         1.04%, 05/20/04                                    561              562
      Crown Point Funding Corp.
         1.04%, 05/10/04                                    825              825
      Fairway Finance Corp.
         1.04%, 05/13/04                                      2                2
      Foreningssparbanken AB
         1.06%, 01/18/05                                    930              930
      General Electric Capital Corp.
         1.22%, 05/10/04                                  2,856            2,857
      Societe Generale
         1.06%, 12/08/04                                  1,017            1,017
      Svenska Handelsbanken
         1.39%, 10/27/04                                    753              753
      Westdeutsche Landesbank AG
         1.50%, 01/10/05                                  2,670            2,670
         1.05%, 09/23/04                                    430              430
         1.05%, 09/29/04                                     46               46
         1.05%, 10/12/04                                    573              572
                                                                         -------
                                                                          13,839
      SHORT-TERM INVESTMENT 0.9%
      --------------------------------------------------------------------------
      Deutche Bank, Time Deposit
         1.04%, 05/03/04                                  2,747            2,747

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 5.5%
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust  16,903,406                                                   16,903

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                         See financial notes. 21

INSTITUTIONAL SELECT S&P 500 FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $31,860
   of securities on loan)                                              $306,464 a
Collateral invested for securities on loan                               33,489
Receivables:
   Fund shares sold                                                         222
   Interest                                                                   2
   Dividends                                                                336
   Investments sold                                                         419
   Income from securities lending                                             2
Prepaid expenses                                                   +         15
                                                                   -------------
TOTAL ASSETS                                                            340,949

LIABILITIES
--------------------------------------------------------------------------------
Collateral invested for securities on loan                               33,489
Payables:
   Fund shares redeemed                                                     120
   Investments bought                                                     1,163
   Due to brokers for futures                                                16
   Transfer agent and shareholder service fees                                1
Accrued expenses                                                   +         44
                                                                   -------------
TOTAL LIABILITIES                                                        34,833

NET ASSETS
--------------------------------------------------------------------------------
Total assets                                                            340,949
Total liabilities                                                  -     34,833
                                                                   -------------
NET ASSETS                                                             $306,116

NET ASSETS BY SOURCE
Capital received from investors                                         369,267
Net investment income not yet distributed                                 1,398
Net realized capital losses                                             (51,429)
Net unrealized capital losses                                           (13,120) b

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS   /   OUTSTANDING   =      NAV
  $306,116            35,222        $8.69

  Unless stated, all numbers x 1,000.

a The fund paid $319,566 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases             $23,184
    Sales/maturities       $5,111

  The fund's total security transactions with other SchwabFunds(R) during the period were $7.

b These derive from investments and futures. As of the report date, the fund had eight open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate contract value of $2,212 and net unrealized losses of $18.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $323,487

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $47,932
Losses                               +     (64,955)
                                     --------------
                                          ($17,023)

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                             $3,116
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
   2008                                       $465
   2009                                     17,888
   2010                                     27,646
   2011                              +       1,611
                                     --------------
                                           $47,610


22 See financial notes.

INSTITUTIONAL SELECT S&P 500 FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $2,426
Interest                                                                      9
Securities on loan                                                 +         12
                                                                   -------------
TOTAL INVESTMENT INCOME                                                   2,447

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (55)
Net realized gains on futures contracts                            +         72
                                                                   -------------
NET REALIZED GAINS                                                           17

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      14,472
Net unrealized losses on futures contracts                         +        (27)
                                                                   -------------
NET UNREALIZED GAINS                                                     14,445

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   265 a
Transfer agent and shareholder service fees                                 147 b
Trustees' fees                                                                3 c
Custodian fees                                                               22
Portfolio accounting fees                                                    20
Professional fees                                                            16
Registration fees                                                            12
Shareholder reports                                                          17
Other expenses                                                     +          9
                                                                   -------------
Total expenses                                                              511
Expense reduction                                                  -        290 d
                                                                   -------------
NET EXPENSES                                                                221

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,447
NET EXPENSES                                                       -        221
                                                                   -------------
NET INVESTMENT INCOME                                                     2,226
NET REALIZED GAINS                                                           17 e
NET UNREALIZED GAINS                                               +     14,445 e
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $16,688

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.18% of the first
  $1 billion and 0.15% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $265 from the investment adviser (CSIM) and $25 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.15% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $14,462.


                                                         See financial notes. 23

INSTITUTIONAL SELECT S&P 500 FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                               $2,226               $3,778
Net realized gains or losses                            17               (1,536)
Net unrealized gains                        +       14,445               42,910
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              16,688               45,152

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $3,944               $3,544 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     11/1/03-4/30/04          11/1/02-10/31/03
                                   SHARES        VALUE      SHARES        VALUE
Shares sold                         5,929      $51,765      13,049      $95,187
Shares reinvested                     371        3,113         407        2,823
Shares redeemed                  + (3,786)     (33,015)     (9,685)     (70,755) b
                                 -----------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                      2,514      $21,863       3,771      $27,255


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     11/1/03-4/30/04          11/1/02-10/31/03
                                   SHARES   NET ASSETS     SHARES    NET ASSETS
Beginning of period                32,708     $271,509     28,937      $202,646
Total increase                   +  2,514       34,607      3,771        68,863 c
                                 -----------------------------------------------
END OF PERIOD                      35,222     $306,116     32,708      $271,509 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income              $3,544
  Long-term capital gains         $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase.

  CURRENT PERIOD       $5
  PRIOR PERIOD        $21

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $1,398 and $3,116 at the end of the current period and prior period, respectively.


24 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    2/1/99 1-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                   8.66        7.14        8.92       11.44       10.68        10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.08        0.15        0.18        0.14        0.15         0.09
   Net realized and unrealized gains or losses           0.60        1.55       (1.49)      (2.19)       0.84         0.59
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.68        1.70       (1.31)      (2.05)       0.99         0.68
Less distributions:
   Dividends from net investment income                 (0.15)      (0.18)      (0.15)      (0.15)      (0.11)          --
   Distributions from net realized gains                   --          --       (0.32)      (0.32)      (0.12)          --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.15)      (0.18)      (0.47)      (0.47)      (0.23)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                         9.19        8.66        7.14        8.92       11.44        10.68
                                                      ------------------------------------------------------------------------------
Total return (%)                                         7.89 2     24.40      (15.65)     (18.53)       9.48         6.80 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.25 3      0.25        0.26 4      0.25        0.26 5       0.21 3
   Gross operating expenses                              0.41 3      0.45        0.48        0.45        0.51         0.70 3
   Net investment income                                 1.76 3      1.94        1.72        1.47        1.64         1.62 3
Portfolio turnover rate                                     6 2        24          26          47          27           19 2
Net assets, end of period ($ x 1,000,000)                  96          79          70         128         129           71

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.25% if certain non-routine expenses (interest expense) had not been included.

5 The ratio of net operating expenses would have been 0.25% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 25

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

 /  Issuer is related to the fund's adviser

                                                             COST       VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)   ($x1,000)
--------------------------------------------------------------------------------
 97.2%     COMMON STOCK                                     87,055       92,826

  2.6%     SHORT-TERM
           INVESTMENT                                        2,463        2,463

  0.2%     U.S. TREASURY
           OBLIGATIONS                                         180          180
--------------------------------------------------------------------------------
100.0%     TOTAL INVESTMENTS                                89,698       95,469

  8.3%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                            7,975        7,975

 (8.3)%    OTHER ASSETS AND
           LIABILITIES, NET                                              (7,926)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              95,518

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 97.2% of net assets

      AEROSPACE / DEFENSE 1.7%
      --------------------------------------------------------------------------
      Crane Co.  1,200                                                        37
      General Dynamics Corp. 3,500                                           328
      Goodrich Corp.  2,100                                                   60
      Lockheed Martin Corp.  8,000                                           381
      Northrop Grumman Corp.  3,224                                          320
      Raytheon Co.  7,400                                                    239
      Rockwell Automation, Inc.  3,300                                       108
      Textron, Inc.  2,500                                                   138
                                                                        --------
                                                                           1,611
      AIR TRANSPORTATION 0.7%
      --------------------------------------------------------------------------
      Delta Air Lines, Inc.  1,800                                            11
      FedEx Corp.  5,300                                                     381
      Sabre Holdings Corp.  2,700                                             64
      Southwest Airlines Co.  14,100                                         201
                                                                        --------
                                                                             657
      ALCOHOLIC BEVERAGES 0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B  700                                          46

      APPAREL 0.3%
      --------------------------------------------------------------------------
      Jones Apparel Group, Inc.  2,100                                        77
      Liz Claiborne, Inc.  1,800                                              63
      Reebok International Ltd.  1,100                                        40
      VF Corp.  2,000                                                         92
                                                                        --------
                                                                             272
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.8%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.  1,300                                         28
      Cummins, Inc.  800                                                      48
      Dana Corp.  2,500                                                       51
      Danaher Corp.  2,700                                                   250
      Eaton Corp.  2,800                                                     166
      Ford Motor Co.  32,509                                                 499
      General Motors Corp.  9,975                                            473
      Genuine Parts Co.  3,000                                               107
      Goodyear Tire & Rubber Co.  3,000                                       26
      Visteon Corp.  1,985                                                    22
                                                                        --------
                                                                           1,670
      BANKS 13.4%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  6,100                                                134
  (4) Bank of America Corp.  36,240                                        2,917
      The Bank of New York Co., Inc.  13,800                                 402
      Bank One Corp.  19,900                                                 983
      BB&T Corp.  9,700                                                      335
      Comerica, Inc.  3,100                                                  160
      First Horizon National Corp.  2,200                                     97
      Huntington Bancshares, Inc.  3,941                                      84
 (10) J.P. Morgan Chase & Co.  36,510                                      1,373
      KeyCorp, Inc.  7,300                                                   217


26 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      M&T Bank Corp.  2,200                                                  187
      Marshall & Ilsley Corp.  3,966                                         146
      Mellon Financial Corp.  7,700                                          228
      National City Corp.  10,800                                            374
      Northern Trust Corp.  3,800                                            161
      PNC Financial Services Group,
      Inc.  5,000                                                            266
      Regions Financial Corp.  3,900                                         135
      SouthTrust Corp.  5,900                                                183
      State Street Corp.  6,000                                              293
      SunTrust Banks, Inc.  5,100                                            347
      U.S. Bancorp  34,078                                                   874
      UBS AG-Registered  3                                                    --
      Union Planters Corp.  3,250                                             90
      Wachovia Corp.  23,300                                               1,066
  (7) Wells Fargo & Co.  30,000                                            1,694
      Zions Bancorp.  1,700                                                   96
                                                                        --------
                                                                          12,842
      BUSINESS MACHINES & SOFTWARE 2.1%
      --------------------------------------------------------------------------
    o Apple Computer, Inc.  6,600                                            170
    o BMC Software, Inc.  4,000                                               69
    o Compuware Corp.  6,100                                                  47
    o Comverse Technology, Inc.  3,300                                        54
    o Gateway, Inc.  6,900                                                    33
      Hewlett-Packard Co.  54,198                                          1,068
    o NCR Corp.  1,600                                                        71
    o Siebel Systems, Inc.  9,100                                             93
    o Sun Microsystems, Inc.  58,100                                         227
    o Xerox Corp.  14,200                                                    191
                                                                        --------
                                                                           2,023
      BUSINESS SERVICES 3.1%
      --------------------------------------------------------------------------
    o Affiliated Computer Services, Inc.,
      Class A  2,388                                                         116
    o Allied Waste Industries, Inc.  5,600                                    71
    o Cendant Corp.  17,800                                                  422
      Computer Associates International,
      Inc.  10,300                                                           276
    o Computer Sciences Corp.  3,300                                         135
    o Convergys Corp.  2,300                                                  33
      Electronic Data Systems Corp.  8,500                                   155
    o Fiserv, Inc.  3,400                                                    124
    o Interpublic Group of Cos., Inc.  7,200                                 113
    o Intuit, Inc.  1                                                         --
    o PeopleSoft, Inc.  6,200                                                105
    o Sungard Data Systems, Inc.  5,200                                      136
      Tyco International Ltd.  35,501                                        974
      Waste Management, Inc.  10,200                                         290
                                                                        --------
                                                                           2,950
      CHEMICALS 0.8%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.  4,100                                  204
      Eastman Chemical Co.  1,400                                             60
      Great Lakes Chemical Corp.  900                                         23
    o Monsanto Co.  4,800                                                    166
      PPG Industries, Inc.  3,000                                            178
      Rohm & Haas Co.  4,105                                                 159
                                                                        --------
                                                                             790
      CONSTRUCTION 0.8%
      --------------------------------------------------------------------------
      Centex Corp.  2,200                                                    105
      Fluor Corp.  1,300                                                      50
      KB Home  800                                                            55
      Masco Corp.  8,000                                                     224
      Pulte Homes, Inc.  2,200                                               108
      The Sherwin-Williams Co.  2,600                                         99
      The Stanley Works  1,500                                                64
      Vulcan Materials Co.  1,800                                             83
                                                                        --------
                                                                             788
      CONSUMER DURABLES 0.2%
      --------------------------------------------------------------------------
      Leggett & Platt, Inc.  3,800                                            86
      Newell Rubbermaid, Inc.  4,800                                         113
                                                                        --------
                                                                             199
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
      Bemis Co.  2,200                                                        60
    o Pactiv Corp.  3,100                                                     71
                                                                        --------
                                                                             131
      ELECTRONICS 2.5%
      --------------------------------------------------------------------------
    o ADC Telecommunications, Inc.  12,800                                    32
    o Advanced Micro Devices, Inc.  6,000                                     85
      American Power Conversion Corp.  3,700                                  69


                                                         See financial notes. 27

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Andrew Corp.  3,000                                                     51
    o Applied Micro Circuits Corp.  5,200                                     23
    o CIENA Corp.  7,600                                                      32
      ITT Industries, Inc.  1,600                                            127
    o Jabil Circuit, Inc.  3,509                                              93
    o JDS Uniphase Corp.  25,100                                              76
    o LSI Logic Corp.  6,200                                                  46
    o Micron Technology, Inc.  10,600                                        144
      Molex, Inc.  3,400                                                     101
      Motorola, Inc.  41,585                                                 759
    o Novellus Systems, Inc.  2,600                                           75
    o Nvidia Corp.  2,700                                                     56
      PerkinElmer, Inc.  2,100                                                40
    o Power-One, Inc.  1,300                                                  11
    o Sanmina-SCI Corp.  9,000                                                90
      Scientific-Atlanta, Inc.  2,800                                         91
    o Solectron Corp.  14,800                                                 73
      Symbol Technologies, Inc.  3,900                                        47
      Tektronix, Inc.  1,600                                                  47
    o Tellabs, Inc.  7,900                                                    69
    o Thermo Electron Corp.  3,100                                            91
    o Thomas & Betts Corp.  1,000                                             24
                                                                        --------
                                                                           2,352
      ENERGY: RAW MATERIALS 2.4%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp.  4,538                                        243
      Apache Corp.  5,770                                                    242
      Baker Hughes, Inc.  5,900                                              216
    o BJ Services Co.  2,800                                                 125
      Burlington Resources, Inc.  3,500                                      235
      Devon Energy Corp.  4,200                                              257
      EOG Resources, Inc.  2,100                                             103
      Halliburton Co.  7,600                                                 227
    o Noble Corp.  2,300                                                      85
      Occidental Petroleum Corp.  6,900                                      326
    o Rowan Cos., Inc.  1,800                                                 40
      Valero Energy Corp.  2,300                                             147
                                                                        --------
                                                                           2,246
      FOOD & AGRICULTURE 1.3%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co.  11,905                                     209
      Coca-Cola Enterprises, Inc.  8,000                                     216
      ConAgra Foods, Inc.  9,700                                             280
      General Mills, Inc.  6,700                                             327
      The Pepsi Bottling Group, Inc.  4,700                                  137
      Supervalu, Inc.  2,400                                                  74
                                                                        --------
                                                                           1,243
      GOLD 0.3%
      --------------------------------------------------------------------------
      Newmont Mining Corp.  7,700                                            288

      HEALTHCARE / DRUGS & MEDICINE 3.4%
      --------------------------------------------------------------------------
      AmerisourceBergen Corp.  2,000                                         116
    o Anthem, Inc.  2,529                                                    224
      Applied Biosystems Group --
      Applera Corp.  4,100                                                    76
      Bausch & Lomb, Inc.  1,100                                              69
      Becton Dickinson & Co.  4,400                                          222
    o Caremark Rx, Inc.  7,943                                               269
    o Genzyme Corp.  3,900                                                   170
      HCA, Inc.  8,800                                                       358
      Health Management Associates, Inc.,
      Class A  4,200                                                          97
    o Humana, Inc.  2,800                                                     46
    o King Pharmaceuticals, Inc.  4,300                                       74
      Manor Care, Inc.  1,800                                                 58
      McKesson Corp.  5,300                                                  174
    o Medco Health Solutions, Inc.  4,700                                    166
    o Medimmune, Inc.  4,600                                                 111
    o Quest Diagnostics  1,714                                               145
      Schering-Plough Corp.  25,500                                          427
    o Tenet Healthcare Corp.  8,100                                           95
    o Watson Pharmaceuticals, Inc.  2,000                                     71
    o WellPoint Health Networks, Inc.  2,700                                 302
                                                                        --------
                                                                           3,270
      HOUSEHOLD PRODUCTS 0.1%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B  1,800                                      85

      INSURANCE 9.4%
      --------------------------------------------------------------------------
      ACE Ltd.  5,000                                                        219
      Aetna, Inc.  2,700                                                     223
      AFLAC, Inc.  9,100                                                     384
      The Allstate Corp.  12,500                                             574
      AMBAC Financial Group, Inc.  1,800                                     124


28 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
 =(3) American International Group,
      Inc.  46,448                                                         3,328
      AON Corp.  5,550                                                       145
      Chubb Corp.  3,300                                                     228
      CIGNA Corp.  2,500                                                     161
      Cincinnati Financial Corp.  2,940                                      121
      Hartford Financial Services Group,
      Inc.  5,100                                                            312
      Jefferson-Pilot Corp.  2,400                                           119
      Lincoln National Corp.  3,200                                          144
      Loews Corp.  3,300                                                     191
      MBIA, Inc.  2,550                                                      150
      Metlife, Inc.  13,478                                                  465
      MGIC Investment Corp.  1,800                                           133
    o Principal Financial Group, Inc.  5,700                                 201
      The Progressive Corp.  3,800                                           333
      Prudential Financial, Inc.  9,600                                      422
      Safeco Corp.  2,500                                                    109
      St. Paul Cos., Inc.  11,740                                            477
      Torchmark Corp.  2,100                                                 109
      UnumProvident Corp.  5,149                                              80
      XL Capital Ltd., Class A  2,500                                        191
                                                                        --------
                                                                           8,943
      MEDIA 6.3%
      --------------------------------------------------------------------------
      Clear Channel Communications,
      Inc.  10,939                                                           454
    o Comcast Corp., Class A  39,983                                       1,203
      Gannett Co., Inc.  4,800                                               416
      R.R. Donnelley & Sons Co.  3,800                                       112
    o Time Warner, Inc.  80,800                                            1,359
      Tribune Co.  5,880                                                     282
    o Univision Communications, Inc.,
      Class A  5,600                                                         190
      Viacom, Inc., Class B  31,101                                        1,202
      The Walt Disney Co.  36,400                                            838
                                                                        --------
                                                                           6,056
      MISCELLANEOUS FINANCE 11.8%
      --------------------------------------------------------------------------
      The Bear Stearns Cos., Inc.  1,901                                     152
      Capital One Financial Corp.  4,000                                     262
    / The Charles Schwab Corp.  23,600                                       243
      Charter One Financial, Inc.  3,852                                     128
 =(2) Citigroup, Inc.  91,473                                              4,399
      Countrywide Financial Corp.  5,749                                     341
    o E*TRADE Group, Inc.  6,300                                              72
      Franklin Resources, Inc.  4,300                                        236
      Freddie Mac  12,300                                                    718
      Golden West Financial Corp.  2,700                                     284
      Goldman Sachs Group, Inc.  8,600                                       832
      Janus Capital Group, Inc.  4,200                                        64
      Lehman Brothers Holdings, Inc.  4,800                                  352
      MBNA Corp.  22,600                                                     551
      Merrill Lynch & Co., Inc.  17,200                                      933
      Morgan Stanley  19,500                                               1,002
    o Providian Financial Corp.  5,000                                        61
      Washington Mutual, Inc.  15,850                                        624
                                                                        --------
                                                                          11,254
      NON-DURABLES & ENTERTAINMENT 1.2%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.  2,900                                         66
      Fortune Brands, Inc.  2,600                                            198
      Hasbro, Inc.  2,850                                                     54
      Mattel, Inc.  7,500                                                    127
      McDonald's Corp.  22,400                                               610
      Wendy's International, Inc.  2,100                                      82
                                                                        --------
                                                                           1,137
      NON-FERROUS METALS 0.7%
      --------------------------------------------------------------------------
      Alcoa, Inc.  15,432                                                    475
      Engelhard Corp.  2,300                                                  67
    o Phelps Dodge Corp.  1,720                                              113
                                                                        --------
                                                                             655
      OIL: DOMESTIC 1.9%
      --------------------------------------------------------------------------
      Amerada Hess Corp.  1,700                                              121
      Ashland, Inc.  1,200                                                    57
      ConocoPhillips  12,252                                                 874
      Kerr-McGee Corp.  1,800                                                 88
      Marathon Oil Corp.  6,100                                              205
    o Nabors Industries Ltd.  2,550                                          113
      Sunoco, Inc.  1,300                                                     82
    o Transocean, Inc.  5,548                                                154
      Unocal Corp.  4,500                                                    162
                                                                        --------
                                                                           1,856


                                                         See financial notes. 29

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OIL: INTERNATIONAL 7.0%
      --------------------------------------------------------------------------
  (6) ChevronTexaco Corp.  18,912                                          1,730
 =(1) Exxon Mobil Corp.  116,450                                           4,955
                                                                        --------
                                                                           6,685
      OPTICAL & PHOTO 0.4%
      --------------------------------------------------------------------------
    o Corning, Inc.  24,400                                                  269
      Eastman Kodak Co.  5,200                                               134
                                                                        --------
                                                                             403
      PAPER & FOREST PRODUCTS 1.0%
      --------------------------------------------------------------------------
      Boise Cascade Corp.  1,500                                              51
      Georgia-Pacific Corp.  4,510                                           158
      International Paper Co.  8,515                                         343
    o Louisiana-Pacific Corp.  1,900                                          45
      MeadWestvaco Corp.  3,746                                               98
      Temple-Inland, Inc.  900                                                55
      Weyerhaeuser Co.  4,000                                                237
                                                                        --------
                                                                             987
      PRODUCER GOODS & MANUFACTURING 2.8%
      --------------------------------------------------------------------------
      Caterpillar, Inc.  6,100                                               474
      Cooper Industries Ltd., Class A  1,600                                  88
      Deere & Co.  4,400                                                     299
      Dover Corp.  3,500                                                     140
      Honeywell International, Inc.  15,287                                  529
      Illinois Tool Works, Inc.  5,400                                       466
      Ingersoll-Rand Co., Class A  3,100                                     200
      Johnson Controls, Inc.  3,300                                          181
      Pall Corp.  2,200                                                       52
      Parker Hannifin Corp.  2,200                                           122
      Snap-On, Inc.  1,000                                                    34
      W.W. Grainger, Inc.  1,700                                              89
                                                                        --------
                                                                           2,674
      RAILROAD & SHIPPING 0.8%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.  6,500                                                           212
      CSX Corp.  3,800                                                       117
      Norfolk Southern Corp.  6,800                                          162
      Union Pacific Corp.  4,600                                             271
                                                                        --------
                                                                             762
      REAL PROPERTY 0.8%
      --------------------------------------------------------------------------
      Apartment Investment & Management
      Co., Class A  1,700                                                     48
      Equity Office Properties Trust  7,300                                  184
      Equity Residential  5,100                                              140
      Plum Creek Timber Co., Inc.  3,200                                      94
      ProLogis  3,400                                                        100
      Simon Property Group, Inc.  3,500                                      169
                                                                        --------
                                                                             735
      RETAIL 4.8%
      --------------------------------------------------------------------------
      Albertson's, Inc.  6,738                                               157
    o Autonation, Inc.  4,900                                                 83
    o Big Lots, Inc.  2,600                                                   37
      Circuit City Stores, Inc.  4,300                                        50
    o Costco Wholesale Corp.  8,200                                          307
      CVS Corp.  6,900                                                       267
      Dillards, Inc., Class A  1,800                                          30
      Federated Department Stores,
      Inc.  3,300                                                            162
  (9) Home Depot, Inc.  40,100                                             1,411
      J.C. Penney Co., Inc. Holding Co.  4,800                               162
    o Kroger Co.  13,600                                                     238
      Limited Brands, Inc.  9,000                                            186
      The May Department Stores Co.  5,200                                   160
      Nordstrom, Inc.  2,600                                                  93
    o Office Depot, Inc.  5,800                                              102
    o Safeway, Inc.  7,700                                                   177
      Sears, Roebuck & Co.  4,300                                            172
      Target Corp.  16,000                                                   694
    o Toys `R' Us, Inc.  3,700                                                57
      Winn-Dixie Stores, Inc.  3,700                                          28
                                                                        --------
                                                                           4,573
      STEEL 0.2%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc.  1,350                                     14
      Nucor Corp.  1,400                                                      83
      United States Steel Corp.  1,900                                        54
      Worthington Industries, Inc.  2,000                                     36
                                                                        --------
                                                                             187


30 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      TELEPHONE 6.2%
      --------------------------------------------------------------------------
      Alltel Corp.  5,600                                                    282
      AT&T Corp.  14,052                                                     241
    o AT&T Wireless Services, Inc.  48,645                                   672
      BellSouth Corp.  32,500                                                839
      CenturyTel, Inc.  2,500                                                 72
    o Citizens Communications Co.  4,748                                      62
  (8) SBC Communications, Inc.  58,700                                     1,462
      Sprint Corp. (FON Group)  25,000                                       447
  (5) Verizon Communications, Inc.  49,000                                 1,849
                                                                        --------
                                                                           5,926
      TOBACCO 0.1%
      --------------------------------------------------------------------------
      R.J. Reynolds Tobacco Holdings,
      Inc.  1,600                                                            104

      TRAVEL & RECREATION 1.1%
      --------------------------------------------------------------------------
      Brunswick Corp.  1,600                                                  66
      Carnival Corp.  11,100                                                 474
      Harrah's Entertainment, Inc.  1,900                                    101
      Hilton Hotels Corp.  6,600                                             115
      Marriott International, Inc., Class A  4,100                           193
      Starwood Hotels & Resorts
      Worldwide, Inc.  3,600                                                 143
                                                                        --------
                                                                           1,092
      TRUCKING & FREIGHT 0.2%
      --------------------------------------------------------------------------
      Paccar, Inc.  3,125                                                    177
      Ryder Systems, Inc.  1,200                                              44
                                                                        --------
                                                                             221
      UTILITIES: ELECTRIC & GAS 5.4%
      --------------------------------------------------------------------------
    o Allegheny Energy, Inc.  2,100                                           29
      Ameren Corp.  3,200                                                    140
      American Electric Power Co., Inc.  7,240                               220
    o Calpine Corp.  8,400                                                    37
      Centerpoint Energy, Inc.  5,400                                         58
      Cinergy Corp.  3,300                                                   125
    o CMS Energy Corp.  3,400                                                 28
      Consolidated Edison, Inc.  3,900                                       161
      Constellation Energy Group, Inc.  3,000                                115
      Dominion Resources, Inc.  5,648                                        360
      DTE Energy Co.  3,100                                                  121
      Duke Energy Corp.  16,100                                              339
    o Dynegy, Inc., Class A  7,500                                            30
      Edison International  5,600                                            131
      El Paso Corp.  11,873                                                   83
      Entergy Corp.  4,100                                                   224
      Exelon Corp.  5,800                                                    388
      FirstEnergy Corp.  6,022                                               236
      FPL Group, Inc.  3,200                                                 204
      KeySpan Corp.  2,700                                                    98
      Kinder Morgan, Inc.  2,245                                             135
      Nicor, Inc.  800                                                        27
      NiSource, Inc.  4,515                                                   91
      Peoples Energy Corp.  700                                               29
    o PG&E Corp.  7,300                                                      201
      Pinnacle West Capital Corp.  1,500                                      59
      PPL Corp.  3,200                                                       137
      Progress Energy, Inc.  4,406                                           188
      Public Service Enterprise Group,
      Inc.  4,100                                                            176
      Sempra Energy  3,900                                                   124
      The Southern Co.  13,000                                               374
      TECO Energy, Inc.  3,000                                                38
      TXU Corp.  5,800                                                       198
      Williams Cos., Inc.  9,000                                              93
      Xcel Energy, Inc.  6,910                                               116
                                                                        --------
                                                                           5,113


                                                         See financial notes. 31

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SHORT-TERM INVESTMENT
      2.6% of net assets

      Provident Institutional
      TempFund  2,463,096                                                  2,463

      SECURITY                                        FACE AMOUNT
         RATE, MATURITY DATE                          ($ x 1,000)
      U.S. TREASURY OBLIGATIONS
      0.2% of net assets

    = U.S. Treasury Bills
         0.88%-0.92%, 06/17/04                                180            180

END OF INVESTMENTS.

      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      8.3% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 4.0%
      --------------------------------------------------------------------------
      American Express Credit Corp.
         1.07%, 05/13/04                                      387            387
      Bank of America Corp.
         1.05%, 09/20/04                                       32             32
      Canadian Imperial Bank Corp.
         1.72%, 05/25/05                                       57             57
         1.06%, 05/28/04                                      672            671
         1.04%, 01/31/05                                      154            154
      Concord Minutemen Capital Corp.
         1.04%, 05/20/04                                      226            226
      Crown Point Funding Corp.
         1.04%, 05/10/04                                      158            158
      Foreningssparbanken AB
         1.06%, 01/18/05                                      437            437
      General Electric Capital Corp.
         1.22%, 05/10/04                                       77             77
      Societe Generale
         1.06%, 12/08/04                                      243            243
      Svenska Handelsbanken
         1.39%, 10/27/04                                      417            417
      Westdeutsche Landesbank AG
         1.50%, 01/10/05                                      186            186
         1.05%, 10/12/04                                      212            212
         1.05%, 09/29/04                                      194            194
         1.05%, 09/29/04                                      420            419
                                                                        --------
                                                                           3,870
      SHORT-TERM INVESTMENT 0.6%
      --------------------------------------------------------------------------
      Deutche Bank Time Deposit
         1.04%, 05/03/04                                      577            577

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 3.7%
      --------------------------------------------------------------------------
      Institutional Money Market
      Trust  3,527,657                                                     3,528


END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


32 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including
   $7,610 of securities on loan)                                        $95,469 a
Collateral invested for securities on loan                                7,975
Receivables:
   Fund shares sold                                                         158
   Interest                                                                   2
   Dividends                                                                146
   Due from broker for futures                                              246
   Income from securities on loan                                             1
Prepaid expenses                                                    +        11
                                                                    ------------
TOTAL ASSETS                                                            104,008

LIABILITIES
--------------------------------------------------------------------------------
Collateral invested for securities on loan                                7,975
Payables:
   Fund shares redeemed                                                      30
   Investments bought                                                       447
   Due to brokers for futures                                                18
   Investment adviser and administrator fees                                  1
Accrued expenses                                                    +        19
                                                                    ------------
TOTAL LIABILITIES                                                         8,490

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            104,008
TOTAL LIABILITIES                                                   -     8,490
                                                                    ------------
NET ASSETS                                                              $95,518

NET ASSETS BY SOURCE
Capital received from investors                                         122,456
Net investment income not yet distributed                                   512
Net realized capital losses                                             (33,194)
Net unrealized capital gains                                              5,744 b

NET ASSET VALUE (NAV)

                      SHARES
NET ASSETS   /   OUTSTANDING   =     NAV
   $95,518            10,398       $9.19

  Unless stated, all numbers x 1,000.

a The fund paid $89,698 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $14,335
    Sales/maturities              $4,788

  The fund's total security transactions with other SchwabFunds(R) during the period were $947.

b These derive from investments and futures. As of the report date, the fund had nine open S&P 500 futures contracts due to expire on June 18, 2004 with an aggregate contract value of $2,489 and net unrealized losses of $27.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                             $91,476

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $15,614
Losses                                +    (11,621)
                                      -------------
                                            $3,993

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                             $1,098
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
   2010                                    $25,956
   2011                               +      6,374
                                      -------------
                                           $32,330


                                                         See financial notes. 33

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $866
Interest                                                                      6
Securities on loan                                                   +       10
                                                                     -----------
TOTAL INVESTMENT INCOME                                                     882

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    1,140
Net realized losses on futures contracts                             +      (91)
                                                                     -----------
NET REALIZED GAINS                                                        1,049

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       4,375
Net unrealized losses on futures contracts                           +      (62)
                                                                     -----------
NET UNREALIZED GAINS                                                      4,313

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    88 a
Transfer agent and shareholder service fees                                  44 b
Trustees' fees                                                                2 c
Custodian fees                                                                9
Portfolio accounting fees                                                     6
Professional fees                                                            12
Registration fees                                                             8
Shareholder reports                                                           5
Other expenses                                                       +        6
                                                                     -----------
Total expenses                                                              180
Expense reduction                                                    -       70 d
                                                                     -----------
NET EXPENSES                                                                110

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     882
NET EXPENSES                                                         -      110
                                                                     -----------
NET INVESTMENT INCOME                                                       772
NET REALIZED GAINS                                                        1,049 e
NET UNREALIZED GAINS                                                 +    4,313 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $6,134

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.20% of the first $1 billion and 0.18% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $69 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.25% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $5,362.


34 See financial notes.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     11/1/02-10/31/03
Net investment income                                 $772               $1,358
Net realized gains or losses                         1,049               (6,127)
Net unrealized gains                       +         4,313               20,469
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               6,134               15,700

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $1,357               $1,700 a


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES          VALUE     SHARES           VALUE
Shares sold                     2,294        $21,170      3,034         $23,065
Shares reinvested                 132          1,153        200           1,408
Shares redeemed             +  (1,185)       (10,862)    (3,938)        (29,626) b
                            ----------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                  1,241        $11,461       (704)        ($5,153)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES     NET ASSETS     SHARES      NET ASSETS
Beginning of period             9,157        $79,280      9,861         $70,433
Total increase
or decrease                 +   1,241         16,238       (704)          8,847 c
                            ----------------------------------------------------
END OF PERIOD                  10,398        $95,518      9,157         $79,280 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                      $1,700
  Long-term capital gains                 $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD                        $3
  PRIOR PERIOD                         $12

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $512 and $1,097 at the end of the current period and prior period, respectively.


                                                         See financial notes. 35

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-    2/1/99 1-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  12.55        9.50       10.82       11.23        9.89        10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.05        0.11        0.10        0.09        0.09         0.07
   Net realized and unrealized gains or losses           1.18        3.04       (0.32)       0.32        1.74        (0.18)
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       1.23        3.15       (0.22)       0.41        1.83        (0.11)
Less distributions:
   Dividends from net investment income                 (0.11)      (0.10)      (0.10)      (0.08)      (0.09)          --
   Distributions from net realized gains                   --          --       (1.00)      (0.74)      (0.40)          --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.11)      (0.10)      (1.10)      (0.82)      (0.49)          --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        13.67       12.55        9.50       10.82       11.23         9.89
                                                      ------------------------------------------------------------------------------
Total return (%)                                         9.84 2     33.52       (3.32)       4.14       19.42        (1.10) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.32 3      0.32        0.33 4      0.32        0.28 5       0.00 3
   Gross operating expenses                              0.55 3      0.63        0.61        0.61        0.66         0.98 3
   Net investment income                                 0.73 3      0.95        0.81        0.87        0.94         1.25 3
Portfolio turnover rate                                    19 2        36          56          69          71           38 2
Net assets, end of period ($ x 1,000,000)                  38          36          37          47          39           32

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.32% if certain non-routine expenses (interest expense) had not been included.

5 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.


36 See financial notes.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 98.7%   COMMON STOCK                                      29,313        37,657

  1.3%   SHORT-TERM
         INVESTMENT                                           514           514

  0.1%   U.S. TREASURY
         OBLIGATION                                            30            30

--------------------------------------------------------------------------------
100.1%   TOTAL INVESTMENTS                                 29,857        38,201

  9.5%   COLLATERAL INVESTED
         FOR SECURITIES ON LOAN                             3,609         3,609

 (9.6)%  OTHER ASSETS AND
         LIABILITIES, NET                                                (3,637)
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                                38,173

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 98.7% of net assets

      AEROSPACE / DEFENSE 1.4%
      --------------------------------------------------------------------------
    o Armor Holdings, Inc.  4,600                                            152
    o DRS Technologies, Inc.  4,000                                          113
      EDO Corp.  3,600                                                        82
    o Esterline Technologies Corp.  3,400                                     84
      GenCorp, Inc.  7,200                                                    76
      Kaman Corp., Class A  3,300                                             41
                                                                         -------
                                                                             548
      AIR TRANSPORTATION 1.2%
      --------------------------------------------------------------------------
   =o AAR Corp.  5,500                                                        56
    o Atlantic Coast Airlines Holdings,
      Inc.  7,100                                                             46
    o EGL, Inc.  7,800                                                       145
    o Frontier Airlines, Inc.  5,600                                          51
      SkyWest, Inc.  9,000                                                   164
                                                                         -------
                                                                             462
      APPAREL 2.1%
      --------------------------------------------------------------------------
   =o Ashworth, Inc.  2,400                                                   20
      Brown Shoe Co., Inc.  3,200                                            117
      Haggar Corp.  700                                                       14
    o The J. Jill Group, Inc.  3,000                                          64
      Kellwood Co.  4,600                                                    181
      Phillips-Van Heusen Corp.  4,700                                        85
      Russell Corp.  5,000                                                    83
      Stride Rite Corp.  6,400                                                69
      Wolverine World Wide, Inc.  6,500                                      175
                                                                         -------
                                                                             808
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.2%
      --------------------------------------------------------------------------
      A.O. Smith Corp., Class B  4,500                                       135
      Coachmen Industries, Inc.  2,300                                        37
    o Group 1 Automotive, Inc.  3,800                                        131
      Myers Industries, Inc.  5,500                                           78
      Standard Motor Products, Inc.  2,900                                    42
    o Tower Automotive, Inc.  8,700                                           44
                                                                         -------
                                                                             467
      BANKS 5.1%
      --------------------------------------------------------------------------
      Anchor Bancorp Wisconsin, Inc.  3,600                                   87
    = Brookline Bancorp, Inc.  9,100                                         129
      Chittenden Corp.  6,000                                                183
      First Republic Bank  2,100                                              80
    o FirstFed Financial Corp.  3,000                                        121
      Gold Banc Corp., Inc.  6,500                                           106
      Irwin Financial Corp.  4,900                                           116
      MAF Bancorp., Inc.  5,300                                              217
      Movie Gallery, Inc.  5,000                                              97
      Provident Bankshares Corp.  3,905                                      110
      Riggs National Corp.  4,500                                             81
      Sterling Bancshares, Inc.  6,600                                        84
      Susquehanna Bancshares, Inc.  6,700                                    157
      Umpqua Holdings Corp.  4,600                                            87
 =(7) Whitney Holding Corp.  6,850                                           281
                                                                         -------
                                                                           1,936


                                                         See financial notes. 37

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      BUSINESS MACHINES & SOFTWARE 2.3%
      --------------------------------------------------------------------------
   =o Adaptec, Inc.  18,700                                                  146
      Analogic Corp.  2,000                                                   95
      Black Box Corp.  3,000                                                 153
    o Digi International, Inc.  3,600                                         35
    o Imagistics International, Inc.  2,900                                  117
    o Input/Output, Inc.  7,800                                               62
    o Invision Technologies, Inc.  2,600                                     129
      Landamerica Financial Group, Inc.  2,800                               115
    o Roxio, Inc.  3,900                                                      15
    o Ultimate Electronics, Inc.  2,000                                        9
                                                                         -------
                                                                             876
      BUSINESS SERVICES 7.1%
      --------------------------------------------------------------------------
      ABM Industries, Inc.  8,200                                            151
    o American Management Systems,
      Inc.  7,000                                                            135
      Angelica Corp.  1,400                                                   32
      Bowne & Co., Inc.  5,400                                                91
      CDI Corp.  3,100                                                       100
    o Ciber, Inc.  10,300                                                     90
    o Cross Country Healthcare, Inc.  5,000                                   82
    o eFunds Corp.  7,800                                                    125
      G&K Services, Inc., Class A  3,600                                     136
    o Heidrick & Struggles International,
      Inc.  2,900                                                             72
    o Insurance Auto Auctions, Inc.  1,700                                    27
    o JDA Software Group, Inc.  4,900                                         64
    o Kroll, Inc.  6,700                                                     199
    o Mapinfo Corp.  2,600                                                    29
    o MRO Software, Inc.  4,500                                               60
      Nautilus Group, Inc.  5,500                                             88
    o NCO Group, Inc.  5,000                                                 114
    o NYFIX, Inc.  4,800                                                      24
    o On Assignment, Inc.  3,900                                              20
    o Paxar Corp.  6,300                                                     104
    o PC-Tel, Inc.  3,200                                                     36
    o Pegasus Solutions, Inc.  3,600                                          39
    o Phoenix Technologies Ltd.  4,200                                        24
    o PRG-Schultz International, Inc.  9,800                                  46
      Roto-Rooter, Inc.  1,500                                                73
    o SourceCorp  2,600                                                       67
    o Spherion Corp.  9,700                                                   96
      The Standard Register Co.  4,500                                        66
    o URS Corp.  6,800                                                       176
    o Verity, Inc.  6,000                                                     74
    o Volt Information Sciences, Inc.  2,800                                  72
    o Waste Connections, Inc.  4,600                                         185
                                                                         -------
                                                                           2,697
      CHEMICALS 2.0%
      --------------------------------------------------------------------------
      A. Schulman, Inc.  4,900                                                98
    = Arch Chemicals, Inc.  3,700                                            108
    o H.B. Fuller Co.  4,600                                                 126
   =o OM Group, Inc.  4,600                                                  117
    o Omnova Solutions, Inc.  5,400                                           26
      Penford Corp.  1,600                                                    26
      PolyOne Corp.  14,900                                                  102
      Quaker Chemical Corp.  1,300                                            33
      Tredegar Corp.  6,100                                                   81
      Wellman, Inc.  4,500                                                    36
                                                                         -------
                                                                             753
      CONSTRUCTION 2.6%
      --------------------------------------------------------------------------
      Apogee Enterprises, Inc.  4,200                                         47
      Building Material Holding Corp.  2,300                                  38
    o EMCOR Group, Inc.  2,300                                                94
    o Insituform Technologies, Inc.,
      Class A  4,100                                                          67
  (2) MDC Holdings, Inc.  5,592                                              345
  (6) Standard-Pacific Corp.  5,600                                          282
      Texas Industries, Inc.  3,500                                          118
                                                                         -------
                                                                             991
      CONSUMER DURABLES 2.0%
      --------------------------------------------------------------------------
    o Applica, Inc.  4,500                                                    51
      Bassett Furniture Industries, Inc.  2,200                               39
    o Griffon Corp.  4,390                                                    96
      Haverty Furniture Cos., Inc.  3,900                                     71
    o Interface, Inc., Class A  7,800                                         67
      La-Z-Boy, Inc.  8,500                                                  177
      National Presto Industries, Inc.  1,400                                 57
    o Salton, Inc.  1,000                                                      9
      Skyline Corp.  1,200                                                    51
      Sturm Ruger & Co., Inc.  3,700                                          40
      Thomas Industries, Inc.  2,800                                          95
                                                                         -------
                                                                             753


38 See financial notes.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CONTAINERS 0.1%
      --------------------------------------------------------------------------
    o Mobile Mini, Inc.  2,100                                                40

      ELECTRONICS 7.5%
      --------------------------------------------------------------------------
      Agilysys, Inc.  5,200                                                   61
    o Alliance Semiconductor Corp.  6,300                                     37
    o Anixter International, Inc.  6,200                                     182
    o Audiovox Corp., Class A  3,800                                          57
      Bel Fuse, Inc., Class B  2,000                                          62
      Belden, Inc.  3,900                                                     68
   =o Bell Microproducts, Inc.  3,700                                         24
   =o Benchmark Electronics, Inc.  6,850                                     185
      C&D Technologies, Inc.  4,700                                           73
    o Cable Design Technologies Corp.  6,250                                  53
    o Captaris, Inc.  5,000                                                   28
    o Checkpoint Systems, Inc.  6,100                                         98
    o Coherent, Inc.  4,800                                                  117
      Cohu, Inc.  3,500                                                       61
      CTS Corp.  6,200                                                        81
    o DSP Group, Inc.  4,600                                                 114
    o Dupont Photomasks, Inc.  3,000                                          62
    o Electro Scientific Industries, Inc.  4,600                              94
    o Exar Corp.  6,700                                                      102
    o Gerber Scientific, Inc.  4,000                                          24
    o Hutchinson Technology, Inc.  4,100                                     101
    o Itron, Inc.  3,000                                                      64
      Methode Electronics, Class A  5,900                                     67
      Park Electrochemical Corp.  3,300                                       78
    o Pericom Semiconductor Corp.  4,000                                      42
    o Pinnacle Systems, Inc.  9,700                                           76
    o Planar Systems, Inc.  1,800                                             22
    o Radisys Corp.  2,600                                                    49
    o SBS Technologies, Inc.  2,500                                           37
    o SCM Microsystems, Inc.  2,700                                           17
   =o Skyworks Solutions, Inc.  23,600                                       202
    o Standard Microsystems Corp.  3,100                                      74
    o Supertex, Inc.  2,000                                                   30
    o Symmetricom, Inc.  6,800                                                55
    o Technitrol, Inc.  6,500                                                138
    o THQ, Inc.  5,800                                                       108
    o Three-Five Systems, Inc.  2,200                                         11
    o Tollgrade Communications, Inc.  2,200                                   27
    o Vicor Corp.  6,900                                                      96
                                                                         -------
                                                                           2,877
      ENERGY: RAW MATERIALS 4.8%
      --------------------------------------------------------------------------
    o Atwood Oceanics, Inc.  2,200                                            81
    o Cimarex Energy Co.  6,800                                              188
    o Dril-Quip, Inc.  3,200                                                  55
    o Kirby Corp.  4,000                                                     138
  (5) Massey Energy Co.  12,200                                              286
    o Offshore Logistics, Inc.  3,700                                         81
    o Seacor Holdings, Inc.  2,900                                           120
    o Southwestern Energy Co.  5,600                                         141
    o Swift Energy Co.  4,700                                                102
=o(1) Tom Brown, Inc.  7,300                                                 349
    o Unit Corp.  7,100                                                      201
    o W-H Energy Services, Inc.  4,000                                        73
                                                                         -------
                                                                           1,815
      FOOD & AGRICULTURE 3.4%
      --------------------------------------------------------------------------
    o American Italian Pasta Co.,
      Class A  2,500                                                          77
=(10) Corn Products International,
      Inc.  6,200                                                            263
      Flowers Foods, Inc.  7,600                                             186
    o Hain Celestial Group, Inc.  5,400                                      107
    o International Multifoods Corp.  2,800                                   70
    o J & J Snack Foods Corp.  1,400                                          54
      Lance, Inc.  5,300                                                      80
      Nash Finch Co.  2,300                                                   48
    o Performance Food Group Co.  7,100                                      249
    o Ralcorp Holdings, Inc.  4,800                                          167
                                                                         -------
                                                                           1,301
      HEALTHCARE / DRUGS & MEDICINE 6.4%
      --------------------------------------------------------------------------
      Alpharma, Inc., Class A  8,500                                         185
   =o Arqule, Inc.  3,700                                                     25
    = Cambrex Corp.  4,400                                                   109
    o Cima Labs, Inc.  2,200                                                  70
    o Conmed Corp.  4,800                                                    118


                                                         See financial notes. 39

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o CryoLife, Inc.  3,000                                                   17
    o Curative Health Services, Inc.  1,400                                   16
      Datascope Corp.  2,600                                                  86
    o Haemonetics Corp.  4,400                                               124
    o Hologic, Inc.  2,900                                                    58
      Invacare Corp.  4,800                                                  191
      Nature's Sunshine Products,
      Inc.  2,500                                                             36
    o Orthodontic Centers of America,
      Inc.  7,100                                                             51
    o Osteotech, Inc.  3,000                                                  20
      Owens & Minor, Inc.  6,500                                             158
    o Parexel International Corp.  3,800                                      74
=o(4) Pediatrix Medical Group, Inc.  4,000                                   286
    o Province Healthcare Co.  8,200                                         131
    o RehabCare Group, Inc.  2,600                                            53
    o Savient Pharmaceuticals, Inc.  8,400                                    32
    o Sola International, Inc.  5,200                                        107
    o Sunrise Senior Living, Inc.  3,300                                     104
    o Theragenics Corp.  3,600                                                19
    o US Oncology, Inc.  13,300                                              198
    o Viasys Healthcare, Inc.  5,000                                          97
      Vital Signs, Inc.  2,200                                                71
                                                                         -------
                                                                           2,436
      INSURANCE 4.5%
      --------------------------------------------------------------------------
      Delphi Financial Group, Inc.,
      Class A  5,167                                                         208
  (9) Fremont General Corp.  12,300                                          265
      Hilb, Rogal & Hamilton Co.  5,500                                      197
      Hooper Holmes, Inc.  11,500                                             63
    o Philadelphia Consolidated Holding
      Co.  3,800                                                             219
      Presidential Life Corp.  4,400                                          71
      RLI Corp.  4,100                                                       143
      SCPIE Holdings, Inc.  900                                                7
      Selective Insurance Group, Inc.  4,700                                 168
    o Stewart Information Services
      Corp.  3,100                                                           110
    o UICI  8,000                                                            139
      Zenith National Insurance Corp.  3,000                                 129
                                                                         -------
                                                                           1,719
      MEDIA 0.6%
      --------------------------------------------------------------------------
   =o Advanced Marketing Services, Inc.  2,200                                22
    o Consolidated Graphics, Inc.  2,200                                      82
    o Information Holdings, Inc.  3,600                                       90
    o Network Equipment Technologies,
      Inc.  3,900                                                             33
                                                                         -------
                                                                             227
      MISCELLANEOUS FINANCE 4.3%
      --------------------------------------------------------------------------
    o Bankunited Financial Corp.,
      Class A  5,100                                                         135
      Cash America International, Inc.  4,400                                 94
    = Commercial Federal Corp.  7,500                                        192
    = Downey Financial Corp.  4,800                                          232
    o Financial Federal Corp.  2,900                                          91
    = Flagstar Bancorp., Inc.  9,700                                         198
    o Investment Technology Group, Inc.  7,000                               100
    o Meritage Corp.  2,000                                                  136
    o Piper Jaffray Cos.  3,000                                              145
      Seacoast Financial Services Corp.  3,900                               126
      SWS Group, Inc.  2,997                                                  49
      Waypoint Financial Corp.  5,240                                        136
                                                                         -------
                                                                           1,634
      NON-DURABLES & ENTERTAINMENT 3.2%
      --------------------------------------------------------------------------
    o A.T. Cross Co., Class A  2,400                                          14
      Action Performance Cos., Inc.  2,400                                    38
    o Department 56, Inc.  2,200                                              35
    o Electronics Boutique Holdings
      Corp.  4,100                                                           111
    o Enesco Group, Inc.  1,900                                               25
   =o Huffy Corp.  2,700                                                       6
      IHOP Corp.  3,600                                                      134
    o Jack in the Box, Inc.  6,000                                           162
   =o Jakks Pacific, Inc.  3,800                                              66
      Landry's Restaurants, Inc.  4,600                                      154
      Lone Star Steakhouse & Saloon,
      Inc.  3,759                                                            116
    o O'Charleys, Inc.  3,300                                                 62
      Russ Berrie & Co., Inc.  3,300                                          94
    o Ryan's Family Steak Houses,
      Inc.  6,800                                                            123
      Triarc Cos., Class B  9,000                                             94
                                                                         -------
                                                                           1,234


40 See financial notes.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      NON-FERROUS METALS 1.9%
      --------------------------------------------------------------------------
   =o A.M. Castle & Co.  1,900                                                18
    o Brush Engineered Materials, Inc.  2,600                                 42
    o Century Aluminum Co.  3,900                                             77
      Commercial Metals Co.  4,900                                           128
      Commonwealth Industries, Inc.  2,600                                    20
    o Imco Recycling, Inc.  1,500                                             13
    o Mueller Industries, Inc.  5,800                                        195
      Reliance Steel & Aluminum Co.  5,500                                   182
    o RTI International Metals, Inc.  3,000                                   44
    o Wolverine Tube, Inc.  1,200                                             15
                                                                         -------
                                                                             734
      OIL: DOMESTIC 2.9%
      --------------------------------------------------------------------------
    o CAL Dive International, Inc.  6,200                                    168
    o Nuevo Energy Co.  3,000                                                103
    o Remington Oil & Gas Corp.  4,200                                        92
    o Spinnaker Exploration Co.  5,400                                       193
      St. Mary Land & Exploration Co.  4,600                                 166
    o Stone Energy Corp.  4,300                                              212
      Vintage Petroleum, Inc.  10,100                                        152
                                                                         -------
                                                                           1,086
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
    o Meade Instruments Corp.  3,300                                          12
    o Photronics, Inc.  5,200                                                 77
                                                                         -------
                                                                              89
      PAPER & FOREST PRODUCTS 1.6%
      --------------------------------------------------------------------------
    o Buckeye Technologies, Inc.  6,100                                       64
    o Caraustar Industries, Inc.  4,200                                       53
      Chesapeake Corp.  3,100                                                 70
      Deltic Timber Corp.  2,200                                              75
    o Lydall, Inc.  2,000                                                     19
      Pope & Talbot, Inc.  2,700                                              45
      Rock-Tennessee Co., Class A  5,300                                      79
      Universal Forest Products, Inc.  2,900                                  79
      Wausau-Mosinee Paper Corp.  8,400                                      118
                                                                         -------
                                                                             602
      PRODUCER GOODS & MANUFACTURING 9.5%
      --------------------------------------------------------------------------
    = Albany International Corp.,
      Class A  5,500                                                         168
      Applied Industrial Technologies,
      Inc.  3,000                                                             79
    = Aptargroup, Inc.  6,300                                                248
    o Astec Industries, Inc.  2,500                                           45
      Barnes Group, Inc.  3,700                                              101
    o Concord Camera Corp.  3,800                                             19
      Curtiss-Wright Corp.  3,400                                            160
    o Gardner Denver, Inc.  2,800                                             73
  (8) Hughes Supply, Inc.  5,000                                             279
      IDEX Corp.  5,400                                                      255
    o Ionics, Inc.  3,500                                                     81
      Lawson Products, Inc.  1,700                                            59
      Lennox International, Inc.  9,912                                      166
    o Lone Star Technologies, Inc.  4,200                                     86
   =o Magnetek, Inc.  4,100                                                   28
      Manitowoc Co., Inc.  4,600                                             140
   =o Material Sciences Corp.  2,500                                          24
    o Maverick Tube Corp.  6,800                                             154
    o Moog, Inc., Class A  4,200                                             139
    o Oceaneering International, Inc.  4,000                                 112
      Regal Beloit  4,600                                                     92
      Robbins & Myers, Inc.  2,200                                            48
    o The Shaw Group, Inc.  9,300                                            112
      Standex International Corp.  2,200                                      59
      Stewart & Stevenson Services, Inc.  4,400                               70
  (3) The Timken Co.  14,600                                                 322
    o Triumph Group, Inc.  2,600                                              84
      Valmont Industries, Inc.  3,800                                         78
      Watsco, Inc.  4,400                                                    128
      Watts Water Technologies, Inc.,
      Class A  4,900                                                         120
      Woodward Governor Co.  1,800                                           112
                                                                         -------
                                                                           3,641
      RAILROAD & SHIPPING 0.4%
      --------------------------------------------------------------------------
    o Kansas City Southern Railway  10,000                                   138


                                                         See financial notes. 41

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      REAL PROPERTY 3.2%
      --------------------------------------------------------------------------
      Capital Automotive Real Estate
      Investment Trust  5,600                                                158
    = Colonial Properties Trust  4,200                                       148
      Commercial Net Lease Realty  8,200                                     136
      Gables Residential Trust  4,500                                        143
      Glenborough Realty Trust, Inc.  5,100                                   96
    = Kilroy Realty Corp.  4,500                                             141
      Lexington Corp. Properties
      Trust  7,600                                                           141
    = Shurgard Storage Centers, Inc.,
      Class A  7,400                                                         246
                                                                         -------
                                                                           1,209
      RETAIL 5.8%
      --------------------------------------------------------------------------
    = Aaron Rents, Inc.  5,600                                               162
      Burlington Coat Factory Warehouse
      Corp.  7,100                                                           135
      Casey's General Stores, Inc.  8,700                                    144
      The Cato Corp., Class A  3,500                                          70
    o The Dress Barn, Inc.  4,600                                             77
    o Duane Reade, Inc.  3,800                                                63
    o Genesco, Inc.  3,500                                                    78
      Goody's Family Clothing, Inc.  5,300                                    66
    o Great Atlantic & Pacific Tea Co.  6,300                                 50
      Hancock Fabrics, Inc.  2,800                                            42
    o Insight Enterprises, Inc.  8,000                                       134
   =o Jo-Ann Stores, Inc.  3,610                                             102
    o Linens `N Things, Inc.  7,200                                          234
      Longs Drug Stores Corp.  5,500                                         108
      Pep Boys-Manny, Moe & Jack  8,700                                      239
    o School Specialty, Inc.  3,100                                          110
    o ShopKo Stores, Inc.  5,300                                              70
    o Stein Mart, Inc.  6,800                                                 87
    o United Stationers, Inc.  5,800                                         220
    o The Wet Seal, Inc., Class A  4,100                                      23
                                                                         -------
                                                                           2,214
      STEEL 1.3%
      --------------------------------------------------------------------------
      Carpenter Technology Corp.  4,000                                      109
      Intermet Corp.  3,100                                                   12
      Quanex Corp.  2,700                                                    110
      Ryerson Tull, Inc.  3,900                                               46
    o Steel Dynamics, Inc.  7,800                                            188
      Steel Technologies, Inc.  1,900                                         37
                                                                         -------
                                                                             502
      TELEPHONE 0.3%
      --------------------------------------------------------------------------
    o Boston Communications Group  2,400                                      26
    o General Communication, Inc.,
      Class A  10,200                                                         91
                                                                         -------
                                                                             117
      TOBACCO 0.3%
      --------------------------------------------------------------------------
      DIMON, Inc.  6,900                                                      48
      Schweitzer-Mauduit International,
      Inc.  2,300                                                             71
                                                                         -------
                                                                             119
      TRAVEL & RECREATION 1.5%
      --------------------------------------------------------------------------
    o Aztar Corp.  5,500                                                     143
    o Bally Total Fitness Holding Corp.  5,200                                22
      Central Parking Corp.  5,800                                           111
    o K2, Inc.  5,000                                                         73
      The Marcus Corp.  5,200                                                 84
    o Pinnacle Entertainment, Inc.  5,000                                     57
    o Prime Hospitality Corp.  7,600                                          76
                                                                         -------
                                                                             566
      TRUCKING & FREIGHT 1.3%
      --------------------------------------------------------------------------
      Arkansas Best Corp.  3,900                                             101
      USF Corp.  4,600                                                       153
    o Yellow Roadway Corp.  7,287                                            248
                                                                         -------
                                                                             502
      UTILITIES: ELECTRIC & GAS 6.7%
      --------------------------------------------------------------------------
      American States Water Co.  2,200                                        51
      Atmos Energy Corp.  8,000                                              197
      Avista Corp.  8,100                                                    137
      Cascade Natural Gas Corp.  1,600                                        33
      Central Vermont Public Service
      Corp.  2,200                                                            44


42 See financial notes.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      CH Energy Group, Inc.  2,500                                           116
      Cleco Corp.  8,200                                                     147
    o El Paso Electric Co.  7,800                                            110
    = Energen Corp.  6,000                                                   248
    = Green Mountain Power Corp.  900                                         23
      The Laclede Group, Inc.  3,200                                          88
      Northwest Natural Gas Co.  4,100                                       121
      NUI Corp.  2,300                                                        38
      Piedmont Natural Gas Co.  6,200                                        251
    o Southern Union Co.  11,629                                             229
      Southwest Gas Corp.  5,600                                             128
      UGI Corp.  8,300                                                       262
      UIL Holdings Corp.  2,200                                               99
      Unisource Energy Corp.  5,300                                          130
    o Veritas DGC, Inc.  5,500                                               112
                                                                         -------
                                                                           2,564
      SHORT-TERM INVESTMENT
      1.3% of net assets

      Provident Institutional
      TempFund  513,601                                                      514

      SECURITY                                        FACE AMOUNT
          RATE, MATURITY DATE                         ($ x 1,000)
      U.S. TREASURY OBLIGATION
      0.1% of net assets

    = U.S. Treasury Bill
          0.92%, 06/17/04                                  30                 30

END OF INVESTMENTS.


      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      9.5% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 2.6%
      --------------------------------------------------------------------------
      Foreningssparbanken AB
          1.06%, 01/18/05                                 106                106
      Societe Generale
          1.06%, 12/08/04                                 185                185
      Svenska Handelsbanken
          1.39%, 10/27/04                                 127                127
      Westdeutsche Landesbank AG
          1.05%, 09/29/04                                 116                116
          1.05%, 10/12/04                                 470                470
                                                                         -------
                                                                           1,004
      SHORT-TERM INVESTMENT 1.1%
      --------------------------------------------------------------------------
      Deutsche Bank, Time Deposit
          1.04%, 05/03/04                                 403                403

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 5.8%
      --------------------------------------------------------------------------
      Institutional Money Market Trust
          Trust  2,202,199                                                 2,202

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


                                                         See financial notes. 43

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value (Including $3,438
   of securities on loan)                                              $38,201 a
Collateral invested for securities on loan                               3,609
Receivables:
   Fund shares sold                                                         10
   Dividends                                                                29
   Investments sold                                                        151
   Income from securities on loan                                            1
Prepaid expenses                                                    +        8
                                                                    -----------
TOTAL ASSETS                                                            42,009

LIABILITIES
-------------------------------------------------------------------------------
Collateral invested for securities on loan                               3,609
Payables:
   Fund shares redeemed                                                     93
   Investments bought                                                      108
   Due to brokers for futures                                                6
Accrued expenses                                                    +       20
                                                                    -----------
TOTAL LIABILITIES                                                        3,836

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            42,009
TOTAL LIABILITIES                                                   -    3,836
                                                                    -----------
NET ASSETS                                                             $38,173

NET ASSETS BY SOURCE
Capital received from investors                                         28,694
Net investment income not yet distributed                                   95
Net realized capital gains                                               1,063
Net unrealized capital gains                                             8,321 b

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS   /   OUTSTANDING   =       NAV
   $38,173             2,792        $13.67

  Unless stated, all numbers x 1,000.

a The fund paid $29,857 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases                          $7,333
     Sales/maturities                   $8,666

b These derive from investments and futures. As of the report date, the fund had two open Russell 2000 futures contracts due to expire on June 23, 2004, with an aggregate contract value of $560 and net unrealized losses of $23.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                             $30,324

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $9,766
Losses                                 +    (1,889)
                                       ------------
                                            $7,877
AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $268
Long-term capital gains                        $--

CAPITAL LOSSES UTILIZED                       $542

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
   2010                                       $864


44 See financial notes.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                $197
Interest                                                                    1
Lending of securities                                               +       3
                                                                    ----------
TOTAL INVESTMENT INCOME                                                   201

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  2,429
Net realized gains on futures contracts                             +      15
                                                                    ----------
NET REALIZED GAINS                                                      2,444

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                       971
Net unrealized losses on futures contracts                          +     (33)
                                                                    ----------
NET UNREALIZED GAINS                                                      938

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                  48 a
Transfer agent and shareholder service fees                                19 b
Trustees' fees                                                              3 c
Custodian fees                                                              2
Portfolio accounting fees                                                   3
Professional fees                                                          14
Registration fees                                                           7
Shareholder reports                                                         3
Other expenses                                                      +       6
                                                                    ----------
Total expenses                                                            105
Expense reduction                                                   -      44 d
                                                                    ----------
NET EXPENSES                                                               61

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   201
NET EXPENSES                                                        -      61
                                                                    ----------
NET INVESTMENT INCOME                                                     140
NET REALIZED GAINS                                                      2,444 e
NET UNREALIZED GAINS                                                +     938 e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $3,522

  Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.25% of the first $1 billion and 0.23% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $42 from the investment adviser (CSIM) and $2 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through December 31, 2005, to 0.32% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3,382.


                                                         See financial notes. 45

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                           11/1/03-4/30/04   11/1/02-10/31/03
Net investment income                                 $140               $341
Net realized gains                                   2,444                833
Net unrealized gains                       +           938              9,158
                                           -----------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                      3,522             10,332

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                  $313               $401 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                   11/1/03-4/30/04         11/1/02-10/31/03
                                SHARES          VALUE     SHARES          VALUE
Shares sold                        300         $4,065        727         $7,355
Shares reinvested                   18            238         34            331
Shares redeemed               +   (382)        (5,172)    (1,794)       (18,743) b
                              --------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                     (64)         ($869)    (1,033)      ($11,057)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04          11/1/02-10/31/03
                                SHARES     NET ASSETS     SHARES     NET ASSETS
Beginning of period              2,856         35,833      3,889        $36,959
Total increase
or decrease                   +    (64)         2,340     (1,033)        (1,126) c
                              --------------------------------------------------
END OF PERIOD                    2,792         38,173      2,856        $35,833 d

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                 $401
  Long-term capital gains          $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD                  $1
  PRIOR PERIOD                    $3

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $95 and $268 at the end of the current period and prior period, respectively.


46 See financial notes.

SCHWAB INSTITUTIONAL SELECT FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value
(NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund
   Schwab Total Stock Market Index Fund
   Schwab International Index Fund
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund
   Schwab Balanced MarketMasters Fund
   Schwab Small-Cap MarketMasters Fund
   Schwab International MarketMasters Fund
   Schwab Core Equity Fund
   Schwab Dividend Equity Fund
   Schwab Small-Cap Equity Fund
   Schwab Hedged Equity Fund
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

SCHWAB INSTITUTIONAL SELECT FUNDS

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                      AMOUNT                       WEIGHTED
                                    OUTSTANDING      AVERAGE       AVERAGE
                                    AT 4/30/04      BORROWING*     INTEREST
FUND                                ($ x 1,000)    ($ x 1,000)     RATE* (%)
--------------------------------------------------------------------------------
INSTITUTIONAL SELECT
S&P 500 FUND                             --             95           1.38
--------------------------------------------------------------------------------
INSTITUTIONAL SELECT
SMALL-CAP VALUE
INDEX FUND                               --             57           1.38
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

SCHWAB INSTITUTIONAL SELECT FUNDS

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of losses on wash sales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

SCHWAB INSTITUTIONAL SELECT FUNDS

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

INSTITUTIONAL SELECT FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 4/30/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2     Chair, Trustee:                Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.
7/29/37                 Family of Funds, 1989;         Charles Schwab Investment Management, Inc., Charles Schwab Holdings
                        Investments, 1991;             (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair, CEO Schwab
                        Capital Trust, 1993;           (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.; Director,
                        Annuity Portfolios, 1994.      U.S. Trust Corp., United States Trust Co. of New York, Siebel Systems
                                                       (software), Xsign, Inc. (electronic payment systems); Trustee, Stanford
                                                       University. Until 5/04: Director, The Gap, Inc. (clothing retailer).
                                                       Until 2003: Co-CEO, The Charles Schwab Corp. Until 2002: Director,
                                                       Audiobase, Inc. (Internet audio solutions). Until 5/02: Director,
                                                       Vodaphone AirTouch PLC (telecommunications). Until 7/01: Director, The
                                                       Charles Schwab Trust Co.; TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

INSTITUTIONAL SELECT FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        2003 (all trusts).             Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The Charles
3/21/54                                                Schwab Corporation. Until 1999: EVP, The Charles Schwab Corporation.
                                                       Director, Wal-Mart Stores, eBay, Inc.
-------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1,2    2002 (all trusts).             EVP, Asset Management Products and Services, Charles Schwab & Co., Inc.
2/22/55                                                Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO                 President, CEO, Charles Schwab Investment Management, Inc; EVP, Charles
7/25/54                 (all trusts).                  Schwab & Co., Inc.; Director, Charles Schwab Worldwide Funds PLC,
                                                       Charles Schwab Asset Management (Ireland) Ltd. Until 9/02: President,
                                                       CIO, American Century Investment Management; Director, American Century
                                                       Cos., Inc. Until 6/01: CIO, Fixed Income, American Century Cos., Inc.
                                                       Until 1997: SVP, Director, Fixed Income and Quantitative Equity
                                                       Portfolio Management, Twentieth Century Investors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; SVP, The Charles
3/7/51                  Financial Officer              Schwab Trust Co.; Director, Charles Schwab Asset Management (Ireland)
                        (all trusts).                  Ltd., Charles Schwab Worldwide Funds PLC.
-------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment          SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer (all trusts).          Management, Inc.; CIO, The Charles Schwab Trust Co.
-------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary (all trusts).        SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                       U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

2 Effective June 8, 2004, Jeffrey Lyons resigned as trustee from each of the trusts.

INSTITUTIONAL SELECT FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                       (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                       (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                       Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                       2001: Special Advisor to the President, Stanford University. Until 2002:
                                                       Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                       Business Affairs, CFO, Stanford University.
-------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;         CEO, Dorward & Associates (corporate management, marketing and
9/23/31                 Investments, 1991;             communications consulting). Until 1999: EVP, Managing Director, Grey
                        Capital Trust, 1993;           Advertising.
                        Annuity Portfolios, 1994.
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).             Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                               (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                       Properties (commercial real estate), Stratex Corp. (network equipment);
                                                       Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                       Member, executive committee, Pacific Stock & Options Exchange.
                                                       Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                       Dean, Haas School of Business, University of California, Berkeley.
-------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;             services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
-------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                Trustee, Rorento N.V. (investments--Netherlands), Cooper Industries
                                                       (electrical products, tools and hardware); Member, audit committee,
                                                       Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                       Quaker State Co. (oil and gas).
-------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;             Chair, CEO, North American Trust (real estate investment trust).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
-------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                 Investments, 1991;             and investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

INSTITUTIONAL SELECT FUNDS

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13995-05

FUNDS USING SCHWAB EQUITY RATINGS(R)

      SEMIANNUAL REPORT
      April 30, 2004

      Schwab Core Equity Fund(TM)

      Schwab Dividend Equity Fund(TM)

      Schwab Small-Cap Equity Fund(TM)

      Schwab Hedged Equity Fund(TM)

      Communications Focus Fund

      Financial Services Focus Fund

      Health Care Focus Fund

      Technology Focus Fund


                                                           [CHARLES SCHWAB LOGO]

The power of Schwab Equity Ratings(R)

The convenience and diversification of mutual funds.

   IN THIS REPORT

     Management's Discussion ...............................................   2

        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ..............   6

     Schwab Core Equity Fund
        Ticker Symbol: SWANX

        The fund seeks long-term capital growth.

        Performance and Fund Facts ...........   8
        Financial Statements .................  26

     Schwab Dividend Equity Fund
        Investor Shares: SWDIX Select Shares(R): SWDSX

        The fund seeks current income and capital appreciation.

        Performance and Fund Facts ...........  10
        Financial Statements .................  34

     Schwab Small-Cap Equity Fund
        Investor Shares: SWSIX Select Shares: SWSCX

        The fund seeks long-term capital growth.

        Performance and Fund Facts ...........  13
        Financial Statements .................  42

     Schwab Hedged Equity Fund
        Ticker Symbol: SWHEX

        The fund's principal investment objective is long-term capital appreciation over market cycles with lower volatility than the broad equity market.

        Performance and Fund Facts ...........  16
        Financial Statements .................  51

     Communications Focus Fund
        Ticker Symbol: SWCFX

        The fund's goal is to seek long-term capital growth.

        Performance and Fund Facts ...........  18
        Financial Statements .................  63

     Financial Services Focus Fund
        Ticker Symbol: SWFFX

        The fund's goal is to seek long-term capital growth.

        Performance and Fund Facts ...........  20
        Financial Statements .................  68

     Health Care Focus Fund
        Ticker Symbol: SWHFX

        The fund's goal is to seek long-term capital growth.

        Performance and Fund Facts ...........  22
        Financial Statements .................  74

     Technology Focus Fund
        Ticker Symbol: SWTFX

        The fund's goal is to seek long-term capital growth.

        Performance and Fund Facts ...........  24
        Financial Statements .................  79

     Financial Notes .......................................................  85

     Fund Trustees .........................................................  89

     Glossary ..............................................................  92

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM) Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

When I look at the current economic trends, I see a lot of positive indicators. Corporate profits, revenues, capital spending and the employment numbers have been strong. With the GDP and capital spending also strong, we seem to be in the early stages of what could be a long-term economic recovery. However, even though stock market and economic cycles have historically been in synch, this now seems to be less certain.

The stock market, reflecting the uncertainty around the globe, has become increasingly volatile. Whether it's the war in Iraq or global terrorism, investors are exposed to frightening images over and over again throughout the day. This may play on investors' emotions, potentially contributing to the market's recent volatility.

Given this, and because it can be so difficult to fight your emotions, I believe it's more important than ever to stay diversified. By being diversified across and within all asset classes, you have an "all-weather" portfolio that can offer you some balance in any market climate. There are very obvious reasons why diversification is useful, but what I believe is its understated beauty is that it gives many of you the discipline you need to stick with a well thought out strategy.

I have been a fan of mutual funds throughout my long investing career. I say this because I firmly believe that mutual funds are a cost-effective and convenient way for investors to achieve a diversified portfolio. And as we face increasing uncertainty in the world and in the stock markets, this is perhaps more important than ever.

Overall, despite the likelihood of short-term market volatility, I maintain complete faith in the strength of the U.S. economy. I always have believed and continue to believe that the stock market is the best place for long-term investing, and that with a wise investing plan--and a well diversified portfolio--you will be well-positioned to meet your financial goals.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended April 30, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

DEAR SHAREHOLDER:

The stock market's continued recovery during the report period was welcome news to long-term investors, especially those of you who had suffered through declining share prices before then.

For years, investors sold stocks and stock mutual funds when the economy was weak or when geopolitical tensions heightened, despite the fact that stock and fund prices often were relatively cheap during those dark hours. Over the past year, however, I've spoken with many individual investors who benefited from sticking with their long-term asset-allocation plans. As a result, they were able to participate in the past year's stock market gains. They learned how difficult it is to successfully "time the market" and determine when to "be in cash." Many have given up this chase altogether and have benefited both financially and emotionally.

Given the ongoing geopolitical situation, however, it's quite understandable that many investors are nervous, and some are again acting more on their emotions than on sound investment principles. When you invest in SchwabFunds(R), you can be assured that our portfolio managers understand your concerns and are diligent in their approach to the investment process. Key to this is their knowledge of and adherence to each fund's objective and their vigilant focus on remaining true to it. In short, each of our portfolio manager's responsibility is to remain consistent in implementing their investment strategies, despite the market's fluctuations.

There's one more thing I want to address in this letter and that is, as of July 19, 2004, following a distinguished ten-year career at Schwab, Geri Hom, senior portfolio manager, has decided to retire. Jeff Mortimer, senior vice-president and chief investment officer, equities of Charles Schwab Investment Management, Inc., assumes Geri's responsibilities for overall management of the funds.

I expect these changes to be seamless to our shareholders, as SchwabFunds(R) has been and will continue to be managed by teams of seasoned professionals, who remain committed to their investing styles. We thank you for your trust in us as we help you reach your long- or short-term financial goals.

Sincerely,

/s/ Randall W. Merk


2 Funds Using Schwab Equity Ratings

       With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq.

THE ECONOMY AND THE MARKET

The economy, which had improved during the second half of 2003, picked up steam at the end of the year and continued to show signs of recovery through the current report period of November 1, 2003 through April 30, 2004. The securities market reflected the positive news through first-quarter 2004. During that time, the market started to bounce around a little, as evidenced by the volatility in the S&P 500(R) Index in February and March. Toward the end of the report period, in late April, the market fell precipitously and many of the funds' 2004 gains were lost. Nonetheless, its earlier performance was strong enough to push the broader market up 6.27% for the report period, as measured by the S&P 500(R) Index.

While the economy officially emerged from recession in 2001, the recovery didn't fully materialize until 2003. And it wasn't until late in 2003 when investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth. Capital spending showed signs of life amid rising corporate profits.

The economy continued to expand in 2004. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Retail sales continued to rise,

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

 6.27%  S&P 500(R) INDEX: measures U.S. large-cap stocks

 6.54%  RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

12.39% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

 1.25%  LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

[LINE GRAPH]

                   Lehman Brothers
                   U.S. Aggregate              MSCI EAFE(R)         Russell 2000(R)           S&P 500(R)
                     Bond Index                  Index             Small-Cap Index             Index
31-Oct-03              0.00                      0.00                    0.00                   0.00
07-Nov-03             -0.63                      0.78                    2.82                   0.29
14-Nov-03              0.61                      1.80                    0.94                   0.08
21-Nov-03              0.86                      0.15                   -0.38                  -1.34
28-Nov-03              0.24                      2.22                    3.55                   0.88
05-Dec-03              0.95                      4.70                    2.14                   1.24
12-Dec-03              0.97                      5.04                    3.80                   2.48
19-Dec-03              1.50                      6.46                    3.68                   3.90
26-Dec-03              1.53                      7.84                    5.21                   4.59
02-Jan-04              0.81                     10.98                    6.40                   5.85
09-Jan-04              2.16                     13.86                    9.14                   7.16
16-Jan-04              2.46                     12.31                   12.04                   8.89
23-Jan-04              2.33                     15.01                   13.13                   9.07
30-Jan-04              2.07                     11.77                   10.24                   8.12
06-Feb-04              2.35                     13.33                   10.89                   9.26
13-Feb-04              2.80                     15.41                   11.12                   9.63
20-Feb-04              2.64                     15.13                   10.13                   9.49
27-Feb-04              3.18                     14.35                   11.23                   9.62
05-Mar-04              3.85                     16.17                   13.90                  10.80
12-Mar-04              4.12                     11.07                   10.77                   7.38
19-Mar-04              4.07                     13.01                    8.49                   6.36
26-Mar-04              3.88                     12.52                    8.91                   6.20
02-Apr-04              2.72                     16.39                   14.78                   9.47
09-Apr-04              2.62                     16.44                   13.73                   9.27
16-Apr-04              2.03                     15.04                   10.99                   8.83
23-Apr-04              1.51                     14.61                   12.39                   9.42
30-Apr-04              1.25                     12.39                    6.54                   6.27

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results. Data source: Charles Schwab & Co., Inc.


                                             Funds Using Schwab Equity Ratings 3

MANAGEMENT'S DISCUSSION continued

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for the management of the Core Equity, Hedged Equity, Small-Cap Equity and Focus funds, and is lead manager for the Dividend Equity Fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

LARRY MANO, a director and a portfolio manager, is responsible for the day-to-day management of the Core Equity, Dividend Equity, Financial Services Focus and Technology Focus funds. Prior to joining the firm in 1998, he worked for 20 years in equity management.

[PHOTO OF KIM DAIFOTIS]

KIM DAIFOTIS, CFA, a senior vice president and senior portfolio manager of the investment adviser, is responsible for management of preferred stocks and convertible securities for the Dividend Equity Fund. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

despite a mid-quarter pause in the upward trend in consumer confidence, and higher commodity prices were holding. Mortgage refinancing activity, while still significant, started to show signs of waning as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid growth.

On the currency front, the dollar rebounded from its lows, due to two reasons. First, the U. S. economy grew more than most other countries' economies did. The second reason is the expectation that interest rates will rise, which has served to stimulate inflows of foreign capital.

The Federal Reserve (Fed) left interest rates unchanged during the period. Inflation began to accelerate, alleviating Fed fears of possible deflation. Consequent expectations that the Fed would soon begin to raise interest rates weighed on markets toward the end of the period. Nevertheless, economic fundamentals remained sound. With delayed job growth underway, the economy was improving on all fronts. Strong personal income growth fueled consumer spending, despite higher oil prices and concerns about terrorism and the war in Iraq. Business profits exhibited another strong quarterly gain and investment in equipment and inventories remained healthy. In sum, it appeared that the economy, indeed, was back on track.

THE FUNDS

The equities market started off strong at the beginning of the period that ran from November 1, 2003 through April 30, 2004. Toward the middle of first-quarter 2004, however, the market, as evidenced by the S&P 500(R) Index, became fairly volatile and bounced around until the end of April, giving up some of its earlier gains. Nonetheless all the funds using Schwab Equity Ratings(R) posted gains for the report period.

During this time, the S&P 500(R) Index closed at 1107.30, up 6.27% for the period. Small-cap securities led the way for most of the period (the usual pattern when the economy recovers), but lost the lead in April and then were hurt by the market's fall at the end of April.

For most of the period, Schwab Equity Ratings(R), which are designed to identify companies with high-quality characteristics, performed as expected, with the A- and B-rated stocks outperforming the D- and F-

Schwab Equity Ratings(R) are produced by the Schwab Center for Investment Research(R).


4 Funds Using Schwab Equity Ratings

[PHOTO OF ROBIN JACKSON]

ROBIN JACKSON, a portfolio manager of the investment adviser, is responsible for the day-to-day management of the Hedged Equity Fund. Prior to joining the firm in 2001, he worked for 13 years in various portfolio management positions, developing and implementing long- and short-trading strategies.

[PHOTO OF ELIE SPIESEL]

ELIE SPIESEL, a portfolio manager of the investment adviser, shares responsibility for the day-to-day management of the Hedged Equity Fund. Prior to joining the firm in 2001, he spent 12 years in long/short portfolio management.

rated ones. Toward the end of April 2004, however, the market started to reward stocks that, for the most part, lacked solid fundamentals. This action mirrored what occurred in the second half of 2003, when lower-rated stocks, many of which had D or F-ratings, led the market. Despite this set-back, the funds using Schwab Equity Ratings(R) still performed well.

THE SCHWAB CORE EQUITY FUND outperformed its benchmark, the S&P 500(R) Index, by 0.60%. The fund's value tilt in a market that favored value helped performance. The sectors that had the biggest positive impact on the fund, relative to its benchmark, were health-care, financial services and consumer discretionary. Stocks that performed especially well in these sectors included Progressive Corp. and United Healthcare. In addition, Exxon Mobil also positively impacted the fund's results. Sectors that underperformed for the period were industrials, telecommunications services, and information technology. Within these sectors, Intel and Hewlett-Packard negatively affected the fund's performance.

THE SCHWAB DIVIDEND EQUITY FUND outperformed the S&P 500(R) Index by 3.80% for the period, thanks in part to the fund having a value tilt in a market that favored value. The fund also benefited from holding stocks that paid high dividends because these stocks outperformed lower paying dividend stocks. In addition, the large- and mid-cap stocks in the fund tended to be at the lower end of the capitalization spectrum and these stocks outperformed larger ones. While all sectors in the fund had positive returns for the period, good stock selection in the consumer discretionary sector and being underweight in technology helped performance. One stock that did particularly well was recreational-sports manufacturer Brunswick Corp. Working against the fund's performance was being underweight in health care and energy.

THE SCHWAB SMALL-CAP EQUITY FUND outperformed the S&P 600(R) Index by 3.62% for the period. First-quarter performance was outstanding, but results were severely hurt in the last few days of the period, in late April, when investors' fears of higher interest rates and inflation, coupled with a lower-than expected GDP report effectively erased the fund's first-quarter gains. The best performing sectors for the period were energy, consumer staples and health care. The stocks that were strong within these sectors were, respectively, Nuevo Energy Co., Natures

Schwab Equity Ratings(R) are produced by the Schwab Center for Investment Research(R). Small company stocks are subject to greater volatility than other asset categories.


                                             Funds Using Schwab Equity Ratings 5

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB CORE EQUITY FUND.......        6.87%
Benchmark.....................        6.27%
Fund Category 1...............        5.47%

Performance Details...........       page 8

SCHWAB DIVIDEND EQUITY FUND
Investor Shares...............       10.07%
Select Shares.................       10.07%
Benchmark.....................        6.27%
Fund Category 1...............        7.71%

Performance Details...........  pages 10-11

SCHWAB SMALL-CAP EQUITY FUND
Investor Shares...............       12.09%
Select Shares.................       12.18%
Benchmark.....................        8.47%
Fund Category 1...............        8.17%

Performance Details...........  pages 13-14

SCHWAB HEDGED
EQUITY FUND...................        5.98%
Benchmark.....................        6.27%
Fund Category 1...............        4.20%

Performance Details...........      page 16

Sunshine Products and Mine Safety Appliances. The weakest sectors in the fund were telecommunications services and information technology, with Benchmark Electrics the worst performing stock.

THE SCHWAB HEDGED EQUITY FUND slightly underperformed the S&P 500(R) Index by 0.29% for the period. The fund, which uses Schwab Equity Ratings(R), generally invests in A- and B-rated stocks, and goes short on some lower-rated stocks within each sector. During the report period, the fund's greatest net exposure was in the consumer discretionary sector, which had a slight drag on returns. The fund's overweight in telecommunications services contributed positively to results. The fund's largest underweight was the worst performing sector, information technology, enhancing returns relative to the benchmark. Importantly, while the fund closely tracked the S&P 500(R) Index, it did it with about 30% less month-to-month volatility.

The most profitable position on the long side was A-rated Cytyc Corp., while the most profitable short position was F-rated Leapfrog Enterprises. The worst performing long position was Time Warner Telecom, while the biggest loser on the short side was Mandalay Resort Group.

THE SCHWAB COMMUNICATIONS FOCUS FUND underperformed the S&P 1500 SuperComposite Telecommunications Sector Index by 8.13%, but still had positive returns for the period. The telecommunications sector, bouncing off its 2000 lows, started to show strength in 2003 and into 2004. Excess capacity and capital spending continued to plague the sector, but broad market rallies lifted the sector out of the doldrums, as the hardest-hit securities often bounce back faster than the rest of the market. The best performing stock was Sprint PCS, which more than doubled--up 119.77% for the period. The worst performer was Time Warner
Telecom, which was down 63.28%, dragging down the fund's returns by 2.32%

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  Small company stocks are subject to greater volatility than other asset categories.

  The Hedged Equity Fund's long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

  Schwab Equity Ratings(R) are produced by the Schwab Center for Investment Research(R).

1 Source for category information: Morningstar, Inc.


6 Funds Using Schwab Equity Ratings

PERFORMANCE AT A GLANCE
Total return for the six months ended 4/30/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

COMMUNICATIONS
FOCUS FUND........................    2.95%
Benchmark.........................   11.08%
Fund Category 1...................   10.04%

Performance Details...............  page 18

FINANCIAL SERVICES
FOCUS FUND........................    4.68%
Benchmark.........................    3.49%
Fund Category 1...................    4.95%

Performance Details...............  page 20

HEALTH CARE FOCUS FUND............   25.62%
Benchmark.........................    9.88%
Fund Category 1...................   13.91%

Performance Details...............  page 22

TECHNOLOGY FOCUS FUND.............    2.78%
Benchmark.........................   -3.62%
Fund Category 1...................   -4.33%

Performance Details...............  page 24

THE SCHWAB FINANCIAL SERVICES FOCUS FUND outperformed the S&P 1500 SuperComposite Financial Services Index by 1.19%. The strongest industry in the fund was diversified financials, with Fidelity National Financial and Greenpoint Financial among the top performers in the fund. The industry that was the biggest drag on performance was insurance, with Compucredit Corp., Bancorpsouth Inc., and Oceanfirst Financial Corp negatively affecting returns.

THE SCHWAB HEALTH CARE FOCUS FUND was the best performer of all the funds using Schwab Equity Ratings(R), outperforming the S&P 1500 SuperComposite Health Care Sector Index by 15.74%. All industries in the sector reported double-digit growth for the period. Being overweight in health care facilities, services, and supplies helped performance. And although the fund was slightly underweight in health care equipment, performance was strong. The worst industry in the fund, health care distributors, was still up 13.65%. Within this sector was Nutraceutical International, which was the top stock in the fund, up 99.2% for the period. The weakest performer was HMO Health Net, Inc., which fell 19.27%.

THE SCHWAB TECHNOLOGY FOCUS FUND outperformed the S&P 1500 SuperComposite Technology Sector Index by 6.40%. The fund benefited from having a tilt toward value which was in favor during the report period. The fund also saw gains from holding larger-cap stocks, which did well in the technology sector. The industries that had the most positive effect on the fund were semiconductors, Internet software, and communications equipment. Within this group, Akami Technologies and SS&C Technologies were the leaders. The weakest industries were IT services and electronic equipment, with Amkor Technologies and Ingram Micro, Inc. the worst performers.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by CSIM and Schwab. Without these reductions, the funds' total returns would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  Since each of the Focus Funds focuses its investments on companies involved in a specific sector, these funds may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

  Schwab Equity Ratings(R) are produced by the Schwab Center for Investment Research(R).

  Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

1 Source for category information: Morningstar, Inc.


                                             Funds Using Schwab Equity Ratings 7

SCHWAB CORE EQUITY FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                                                                     Fund Category:
                                                          Benchmark                   MORNINGSTAR
                                                          S&P 500(R)                   LARGE-CAP
                                       FUND                 INDEX                        BLEND
6 MONTHS                              6.87%                    6.27%                      5.47%
1 YEAR                               23.93%                   22.88%                     21.73%
5 YEARS                              -1.64%                   -2.26%                     -1.84%
SINCE INCEPTION 7/1/96                8.69%                    8.26%                      6.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$19,220  FUND
$18,635  S&P 500(R) INDEX

[LINE GRAPH]

                            S&P 500(R)
                 Fund         Index
01-Jul-96      $10,000      $10,000
31-Jul-96       $9,690       $9,558
31-Aug-96       $9,880       $9,760
30-Sep-96      $10,620      $10,308
31-Oct-96      $11,010      $10,593
30-Nov-96      $11,640      $11,393
31-Dec-96      $11,368      $11,168
31-Jan-97      $11,959      $11,865
28-Feb-97      $11,908      $11,958
31-Mar-97      $11,287      $11,468
30-Apr-97      $12,081      $12,152
31-May-97      $12,722      $12,890
30-Jun-97      $13,272      $13,468
31-Jul-97      $14,462      $14,539
31-Aug-97      $13,821      $13,724
30-Sep-97      $14,646      $14,475
31-Oct-97      $13,964      $13,992
30-Nov-97      $14,676      $14,640
31-Dec-97      $14,963      $14,891
31-Jan-98      $15,054      $15,057
28-Feb-98      $16,155      $16,142
31-Mar-98      $16,801      $16,969
30-Apr-98      $16,949      $17,140
31-May-98      $16,620      $16,845
30-Jun-98      $17,448      $17,529
31-Jul-98      $17,198      $17,343
31-Aug-98      $14,555      $14,839
30-Sep-98      $15,565      $15,790
31-Oct-98      $16,529      $17,074
30-Nov-98      $17,561      $18,109
31-Dec-98      $19,158      $19,152
31-Jan-99      $20,138      $19,952
28-Feb-99      $19,134      $19,332
31-Mar-99      $19,961      $20,105
30-Apr-99      $20,882      $20,883
31-May-99      $20,493      $20,390
30-Jun-99      $21,910      $21,522
31-Jul-99      $21,189      $20,850
31-Aug-99      $21,154      $20,746
30-Sep-99      $20,658      $20,177
31-Oct-99      $22,347      $21,455
30-Nov-99      $22,808      $21,891
31-Dec-99      $24,474      $23,180
31-Jan-00      $23,416      $22,017
29-Feb-00      $24,296      $21,600
31-Mar-00      $26,222      $23,712
30-Apr-00      $25,087      $22,998
31-May-00      $24,232      $22,527
30-Jun-00      $24,844      $23,083
31-Jul-00      $24,309      $22,723
31-Aug-00      $25,839      $24,135
30-Sep-00      $24,117      $22,860
31-Oct-00      $23,633      $22,764
30-Nov-00      $22,000      $20,971
31-Dec-00      $22,589      $21,073
31-Jan-01      $22,575      $21,821
28-Feb-01      $20,549      $19,831
31-Mar-01      $19,250      $18,574
30-Apr-01      $20,507      $20,017
31-May-01      $20,577      $20,151
30-Jun-01      $20,228      $19,662
31-Jul-01      $19,711      $19,469
31-Aug-01      $18,342      $18,250
30-Sep-01      $17,071      $16,776
31-Oct-01      $17,504      $17,096
30-Nov-01      $18,495      $18,407
31-Dec-01      $18,547      $18,569
31-Jan-02      $18,280      $18,298
28-Feb-02      $17,887      $17,945
31-Mar-02      $18,660      $18,620
30-Apr-02      $17,816      $17,491
31-May-02      $17,788      $17,362
30-Jun-02      $16,692      $16,126
31-Jul-02      $15,611      $14,870
31-Aug-02      $15,737      $14,966
30-Sep-02      $14,290      $13,339
31-Oct-02      $15,301      $14,513
30-Nov-02      $15,667      $15,368
31-Dec-02      $14,971      $14,466
31-Jan-03      $14,546      $14,087
28-Feb-03      $14,221      $13,876
31-Mar-03      $14,504      $14,010
30-Apr-03      $15,509      $15,165
31-May-03      $16,343      $15,964
30-Jun-03      $16,556      $16,168
31-Jul-03      $16,881      $16,453
31-Aug-03      $17,164      $16,774
30-Sep-03      $17,051      $16,596
31-Oct-03      $17,985      $17,535
30-Nov-03      $18,296      $17,689
31-Dec-03      $19,192      $18,616
31-Jan-04      $19,391      $18,959
29-Feb-04      $19,605      $19,222
31-Mar-04      $19,548      $18,932
30-Apr-04      $19,220      $18,635

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Funds Using Schwab Equity Ratings

SCHWAB CORE EQUITY FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

                            INVESTMENT STYLE
                   Value         Blend         Growth
MARKET CAP
 Large              /X/           / /           / /
 Medium             / /           / /           / /
 Small              / /           / /           / /

STATISTICS

NUMBER OF HOLDINGS                                                         150
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $71,717
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                17.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     3.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   21%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  PROCTER & GAMBLE CO.                                                4.4%
--------------------------------------------------------------------------------
(2)  CITIGROUP, INC.                                                     3.3%
--------------------------------------------------------------------------------
(3)  EXXON MOBIL CORP.                                                   3.2%
--------------------------------------------------------------------------------
(4)  CISCO SYSTEMS, INC.                                                 3.0%
--------------------------------------------------------------------------------
(5)  INTEL CORP.                                                         2.9%
--------------------------------------------------------------------------------
(6)  THE PROGRESSIVE CORP.                                               2.7%
--------------------------------------------------------------------------------
(7)  FANNIE MAE                                                          2.6%
--------------------------------------------------------------------------------
(8)  MICROSOFT CORP.                                                     2.4%
--------------------------------------------------------------------------------
(9)  WACHOVIA CORP.                                                      2.2%
--------------------------------------------------------------------------------
(10) BANK OF AMERICA CORP.                                               1.9%
--------------------------------------------------------------------------------
     TOTAL                                                              28.6%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

29.1% CONSUMER NON-DURABLES
24.2% FINANCE
17.9% TECHNOLOGY
 9.2% MATERIALS & SERVICES
 7.5% ENERGY
 5.3% UTILITIES
 3.5% CAPITAL GOODS
 1.5% TRANSPORTATION
 1.8% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                             Funds Using Schwab Equity Ratings 9

SCHWAB DIVIDEND EQUITY FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

TOTAL RETURNS 1,2

This chart compares performance of the fund's Investor Shares with a benchmark and the fund's Morningstar category.

[BAR CHART]


                                                                                     Fund Category:
                                  Fund:                   Category:                   MORNINGSTAR
                                 INVESTOR                 S&P 500(R)                   LARGE-CAP
                                  SHARES                    INDEX                        VALUE
6 MONTHS                           10.07%                      6.27%                      7.71%
SINCE INCEPTION: 9/2/03            16.67%                     11.10%                     12.34%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in a benchmark.

$11,667  INVESTOR SHARES
$11,110  S&P 500(R) INDEX

[LINE GRAPH]

              Investor     S&P 500(R)
               Shares        Index
02-Sep-03      $10,000      $10,000
30-Sep-03       $9,900       $9,894
31-Oct-03      $10,600      $10,454
30-Nov-03      $10,850      $10,546
31-Dec-03      $11,417      $11,099
31-Jan-04      $11,559      $11,303
29-Feb-04      $11,851      $11,460
31-Mar-04      $11,860      $11,287
30-Apr-04      $11,667      $11,110

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Funds Using Schwab Equity Ratings

SCHWAB DIVIDEND EQUITY FUND

SELECT SHARES PERFORMANCE as of 4/30/04

TOTAL RETURNS 1,2

This chart compares performance of the fund's Select Shares with a benchmark and the fund's Morningstar category.

[BAR CHART]


                                                                                      Fund Category:
                                      Fund:                 Benchmark:                 MORNINGSTAR
                                     SELECT                 S&P 500(R)                  LARGE-CAP
                                     SHARES                   INDEX                       VALUE
6 MONTHS                             10.07%                      6.27%                    7.71%
SINCE INCEPTION: 9/2/03              16.67%                     11.10%                   12.34%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in a benchmark.

$58,335  SELECT SHARES
$55,548  S&P 500(R) INDEX

[LINE GRAPH]

                Select      S&P 500(R)
                Shares        Index
02-Sep-03      $50,000       $50,000
30-Sep-03      $49,500       $49,470
31-Oct-03      $53,000       $52,270
30-Nov-03      $54,250       $52,730
31-Dec-03      $57,085       $55,493
31-Jan-04      $57,795       $56,514
29-Feb-04      $59,255       $57,300
31-Mar-04      $59,300       $56,434
30-Apr-04      $58,335       $55,548

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                            Funds Using Schwab Equity Ratings 11

SCHWAB DIVIDEND EQUITY FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  PUBLIC SERVICE ENTERPRISE GROUP, INC.                                1.3%
--------------------------------------------------------------------------------
(2)  CHEVRONTEXACO CORP.                                                  1.2%
--------------------------------------------------------------------------------
(3)  R.J. REYNOLDS TOBACCO HOLDINGS, INC.                                 1.2%
--------------------------------------------------------------------------------
(4)  PROCTER & GAMBLE CO.                                                 1.2%
--------------------------------------------------------------------------------
(5)  KELLOGG CO.                                                          1.2%
--------------------------------------------------------------------------------
(6)  BANK OF AMERICA CORP.                                                1.2%
--------------------------------------------------------------------------------
(7)  BRISTOL-MYERS SQUIBB CO.                                             1.2%
--------------------------------------------------------------------------------
(8)  3M CO.                                                               1.2%
--------------------------------------------------------------------------------
(9)  VERIZON COMMUNICATIONS, INC.                                         1.2%
--------------------------------------------------------------------------------
(10) SBC COMMUNICATIONS, INC.                                             1.2%
--------------------------------------------------------------------------------
     TOTAL                                                               12.1%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

27.2% UTILITIES
26.4% FINANCE
19.4% CONSUMER NON-DURABLES
10.5% MATERIALS & SERVICES
 3.9% TECHNOLOGY
 3.8% CONSUMER DURABLES
 3.5% ENERGY
 2.5% CAPITAL GOODS
 2.8% OTHER

STATISTICS

NUMBER OF HOLDINGS                                                         104
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $29,683
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                14.9
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.3
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   24%
--------------------------------------------------------------------------------
SEC YIELD 3
   Investor Shares                                                        3.32%
   Select Shares                                                          3.31%
--------------------------------------------------------------------------------
SEC YIELD--NO WAIVER 4
   Investor Shares                                                        2.14%
   Select Shares                                                          2.29%
--------------------------------------------------------------------------------
QUALIFIED DIVIDEND INCOME (QDI) 5                                          100%
For the 2003 calendar year
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STYLE ASSESSMENT 6

                         INVESTMENT STYLE
                  Value        Blend        Growth
MARKET CAP
 Large             /X/          / /          / /
 Medium            / /          / /          / /
 Small             / /          / /          / /

  Fund holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.

3 Fund expenses have been absorbed by CSIM and Schwab. Without these reductions, the fund's 30-day SEC yield would have been lower. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Yield if fund expenses had not been absorbed by CSIM and Schwab.

5 Percentage of the fund's ordinary income distributions eligible to be treated as qualified dividend income subject to reduced tax rates. The percentage is determined at the end of each calendar year.

6 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.


12 Funds Using Schwab Equity Ratings

SCHWAB SMALL-CAP EQUITY FUND

INVESTOR SHARES PERFORMANCE as of 4/30/04

TOTAL RETURNS 1,2

This chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]


                                                         Fund Category:
                            Fund:       Benchmark:        MORNINGSTAR
                           INVESTOR    S&P SMALLCAP        SMALL-CAP
                            SHARES      600 INDEX           BLEND
6 MONTHS                     12.09%         8.47%           8.17%
SINCE INCEPTION: 7/1/03      32.38%        26.21%          26.24%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in its benchmark.

$13,238  INVESTOR SHARES
$12,621  S&P SMALLCAP 600 INDEX

[LINE GRAPH]



               Investor    S&P SmallCap
                Shares      600 Index
01-Jul-03      $10,000       $10,000
31-Jul-03      $10,590       $10,520
31-Aug-03      $10,920       $11,032
30-Sep-03      $10,800       $10,708
31-Oct-03      $11,810       $11,636
30-Nov-03      $12,370       $12,076
31-Dec-03      $12,749       $12,290
31-Jan-04      $13,238       $12,644
29-Feb-04      $13,523       $12,887
31-Mar-04      $13,706       $13,054
30-Apr-04      $13,238       $12,621

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                            Funds Using Schwab Equity Ratings 13

SCHWAB SMALL-CAP EQUITY FUND

SELECT SHARES PERFORMANCE as of 4/30/04

TOTAL RETURNS 1,2

This chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]


                                                        Fund Category:
                            Fund:        Benchmark:      MORNINGSTAR
                            SELECT      S&P SMALLCAP      SMALL-CAP
                            SHARES       600 INDEX          BLEND
6 MONTHS                     12.18%        8.47%             8.17%
SINCE INCEPTION: 7/1/03      32.48%       26.21%            26.24%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$66,240  SELECT SHARES
$63,104  S&P SMALLCAP 600 INDEX

[LINE GRAPH]



               Select       S&P SmallCap
               Shares        600 Index
01-Jul-03      $50,000      $50,000
31-Jul-03      $52,950      $52,600
31-Aug-03      $54,600      $55,162
30-Sep-03      $54,000      $53,540
31-Oct-03      $59,050      $58,182
30-Nov-03      $61,900      $60,381
31-Dec-03      $63,800      $61,450
31-Jan-04      $66,240      $63,220
29-Feb-04      $67,665      $64,433
31-Mar-04      $68,580      $65,271
30-Apr-04      $66,240      $63,104

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Funds Using Schwab Equity Ratings

SCHWAB SMALL-CAP EQUITY FUND

FUND FACTS as of 4/30/04

STYLE ASSESSMENT 1

                         INVESTMENT STYLE
                  Value       Blend        Growth
MARKET CAP
 Large             / /         / /          / /
 Medium            / /         / /          / /
 Small             / /         /X/          / /

STATISTICS

NUMBER OF HOLDINGS                                                         184
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $1,016
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                19.5
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     2.3
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   39%
--------------------------------------------------------------------------------

TOP HOLDINGS 3

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  ALLIANT TECHSYSTEMS, INC.                                            1.6%
--------------------------------------------------------------------------------
(2)  UGI CORP.                                                            1.3%
--------------------------------------------------------------------------------
(3)  GRACO, INC.                                                          1.3%
--------------------------------------------------------------------------------
(4)  CHOICE HOTELS INTERNATIONAL, INC.                                    1.2%
--------------------------------------------------------------------------------
(5)  UNIVERSAL COMPRESSION HOLDINGS, INC.                                 1.2%
--------------------------------------------------------------------------------
(6)  OSHKOSH TRUCK CORP.                                                  1.2%
--------------------------------------------------------------------------------
(7)  LONE STAR STEAKHOUSE & SALOON, INC.                                  1.2%
--------------------------------------------------------------------------------
(8)  CHURCH & DWIGHT CO., INC.                                            1.2%
--------------------------------------------------------------------------------
(9)  NVR, INC.                                                            1.2%
--------------------------------------------------------------------------------
(10) TESORO PETROLEUM CORP.                                               1.1%
--------------------------------------------------------------------------------
     TOTAL                                                               12.5%

SECTOR WEIGHTINGS % of Portfolio

This chart shows the fund's sector composition as of the report date. A sector is a portion of the overall stock market that is made up of industries whose business components share similar characteristics.

[PIE CHART]

22.4% CONSUMER NON-DURABLES
19.9% MATERIALS & SERVICES
15.7% TECHNOLOGY
14.3% FINANCE
 7.1% CONSUMER DURABLES
 6.9% CAPITAL GOODS
 5.3% ENERGY
 3.4% UTILITIES
 2.7% TRANSPORTATION
 2.3% OTHER

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund's market capitalization placement is determined by the geometric mean of its holdings' market capitalizations. The assessment reflects the fund's portfolio as of 4/30/04, which may have changed since then, and is not a precise indication of risk or performance--past, present, or future.

2 Not annualized.

3 This list is not a recommendation of any security by the investment adviser.


                                            Funds Using Schwab Equity Ratings 15

SCHWAB HEDGED EQUITY FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                         MORNINGSTAR
                                         S&P 500(R)        MODERATE
                              FUND         INDEX          ALLOCATION
6 MONTHS                       5.98%         6.27%            4.20%
1 YEAR                        21.11%        22.88%           15.98%
SINCE INCEPTION: 9/3/02       12.77%        14.04%           10.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $25,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $25,000 investment in the fund (the minimum investment for this fund), compared with a similar investment in a benchmark.

$30,550  FUND
$31,128  S&P 500(R) INDEX

[LINE GRAPH]

                           S&P 500(R)
                Fund         Index
03-Sep-02      $25,000      $25,000
30-Sep-02      $23,850      $22,283
31-Oct-02      $24,600      $24,243
30-Nov-02      $24,700      $25,671
31-Dec-02      $24,375      $24,164
31-Jan-03      $24,050      $23,531
28-Feb-03      $23,850      $23,178
31-Mar-03      $24,275      $23,403
30-Apr-03      $25,225      $25,332
31-May-03      $26,125      $26,667
30-Jun-03      $26,425      $27,008
31-Jul-03      $26,750      $27,483
31-Aug-03      $27,100      $28,019
30-Sep-03      $26,975      $27,722
31-Oct-03      $28,825      $29,291
30-Nov-03      $29,400      $29,549
31-Dec-03      $29,950      $31,097
31-Jan-04      $30,550      $31,670
29-Feb-04      $31,075      $32,110
31-Mar-04      $31,325      $31,625
30-Apr-04      $30,550      $31,128

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


16 Funds Using Schwab Equity Ratings

SCHWAB HEDGED EQUITY FUND

FUND FACTS as of 4/30/04

TOP LONG HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  COCA-COLA ENTERPRISES, INC.                                         0.8%
--------------------------------------------------------------------------------
(2)  TXU CORP.                                                           0.7%
--------------------------------------------------------------------------------
(3)  BRIGGS & STRATTON CORP.                                             0.7%
--------------------------------------------------------------------------------
(4)  THE SHERWIN-WILLIAMS CO.                                            0.7%
--------------------------------------------------------------------------------
(5)  KELLOGG CO.                                                         0.7%
--------------------------------------------------------------------------------
     TOTAL                                                               3.6%

TOP SHORT POSITIONS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  MANDALAY RESORT GROUP                                               0.6%
--------------------------------------------------------------------------------
(2)  NEWELL RUBBERMAID, INC.                                             0.6%
--------------------------------------------------------------------------------
(3)  INAMED CORP.                                                        0.6%
--------------------------------------------------------------------------------
(4)  JANUS CAPITAL GROUP, INC.                                           0.5%
--------------------------------------------------------------------------------
(5)  METRO-GOLDWYN-MAYER, INC.                                           0.5%
--------------------------------------------------------------------------------
     TOTAL                                                               2.8%

STATISTICS

                                                           LONG          SHORT
                                                         HOLDINGS      POSITIONS
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                           196           126
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP                              $11,878        $4,977
   ($ x 1,000,000)
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                  16.7          32.1
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                       2.4           2.3
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                     45%          n/a
--------------------------------------------------------------------------------

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized. Short positions have been excluded from the calculation of portfolio turnover because at the time of entering into the short positions, the fund did not intend to hold the positions for more than one year.


                                            Funds Using Schwab Equity Ratings 17

COMMUNICATIONS FOCUS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                                        Benchmark:
                                                                        S&P 1500
                                                                     SUPERCOMPOSITE                 Fund Category:
                                                                   TELECOMMUNICATIONS                 MORNINGSTAR
                                               FUND                   SECTOR INDEX                  COMMUNICATIONS
6 MONTHS                                      2.95%                            11.08%                    10.04%
1 YEAR                                       22.51%                            15.67%                    38.70%
3 YEARS                                     -14.66%                           -16.88%                   -12.55%
SINCE INCEPTION: 7/3/00                     -22.78%                           -20.03%                   -21.17%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$3,710  FUND
$4,243  S&P 1500 SUPERCOMPOSITE TELECOMMUNICATIONS SECTOR INDEX
$8,073  S&P 500(R) INDEX

[LINE GRAPH]

                                 S&P 1500
                              SUPERCOMPOSITE
                            TELECOMMUNICATIONS   S&P 500(R)
                 FUND          SECTOR INDEX        INDEX
03-Jul-00      $10,000           $10,000          $10,000
31-Jul-00       $9,490            $9,209           $9,844
31-Aug-00       $9,720            $9,013          $10,455
30-Sep-00       $8,510            $8,907           $9,903
31-Oct-00       $8,130            $9,105           $9,862
30-Nov-00       $6,740            $7,798           $9,085
31-Dec-00       $6,402            $7,191           $9,129
31-Jan-01       $7,382            $8,226           $9,453
28-Feb-01       $5,972            $7,478           $8,591
31-Mar-01       $5,462            $7,100           $8,046
30-Apr-01       $5,972            $7,392           $8,672
31-May-01       $5,682            $7,278           $8,730
30-Jun-01       $5,232            $6,973           $8,518
31-Jul-01       $5,142            $7,254           $8,434
31-Aug-01       $4,581            $6,575           $7,906
30-Sep-01       $4,281            $6,927           $7,267
31-Oct-01       $4,161            $5,988           $7,406
30-Nov-01       $4,471            $6,096           $7,974
31-Dec-01       $4,511            $6,196           $8,044
31-Jan-02       $4,181            $5,692           $7,927
28-Feb-02       $3,931            $5,327           $7,774
31-Mar-02       $3,961            $5,217           $8,066
30-Apr-02       $3,461            $4,396           $7,577
31-May-02       $3,481            $4,539           $7,521
30-Jun-02       $2,941            $3,963           $6,986
31-Jul-02       $2,651            $3,450           $6,442
31-Aug-02       $2,681            $3,392           $6,484
30-Sep-02       $2,361            $2,912           $5,779
31-Oct-02       $2,841            $3,826           $6,287
30-Nov-02       $3,211            $4,287           $6,658
31-Dec-02       $2,877            $3,959           $6,267
31-Jan-03       $2,857            $3,684           $6,103
28-Feb-03       $2,746            $3,377           $6,011
31-Mar-03       $2,726            $3,367           $6,069
30-Apr-03       $3,029            $3,669           $6,570
31-May-03       $3,261            $3,915           $6,916
30-Jun-03       $3,331            $4,059           $7,004
31-Jul-03       $3,362            $3,813           $7,128
31-Aug-03       $3,362            $3,816           $7,267
30-Sep-03       $3,352            $3,654           $7,190
31-Oct-03       $3,604            $3,820           $7,596
30-Nov-03       $3,554            $3,773           $7,663
31-Dec-03       $3,690            $4,098           $8,065
31-Jan-04       $3,883            $4,251           $8,213
29-Feb-04       $3,883            $4,338           $8,327
31-Mar-04       $3,873            $4,271           $8,202
30-Apr-04       $3,710            $4,243           $8,073

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


18 Funds Using Schwab Equity Ratings

COMMUNICATIONS FOCUS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  CENTURYTEL, INC.                                                     5.7%
--------------------------------------------------------------------------------
(2)  ALLTEL CORP.                                                         5.3%
--------------------------------------------------------------------------------
(3)  SBC COMMUNICATIONS, INC.                                             5.3%
--------------------------------------------------------------------------------
(4)  SPRINT CORP. (FON GROUP)                                             5.2%
--------------------------------------------------------------------------------
(5)  AT&T CORP.                                                           5.1%
--------------------------------------------------------------------------------
(6)  NEXTEL COMMUNICATIONS, INC., Class A                                 4.9%
--------------------------------------------------------------------------------
(7)  VERIZON COMMUNICATIONS, INC.                                         4.7%
--------------------------------------------------------------------------------
(8)  QWEST COMMUNICATIONS INTERNATIONAL, INC.                             4.4%
--------------------------------------------------------------------------------
(9)  BELLSOUTH CORP.                                                      4.2%
--------------------------------------------------------------------------------
(10) CITIZENS COMMUNICATIONS CO.                                          4.2%
--------------------------------------------------------------------------------
     TOTAL                                                               49.0%

STATISTICS

NUMBER OF HOLDINGS                                                          28
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $16,938
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                21.0
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     1.8
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   41%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

83.1% TELEPHONE
 7.3% MEDIA
 3.8% BUSINESS MACHINES & SOFTWARE
 3.2% ELECTRONICS
 2.6% BUSINESS SERVICES

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                            Funds Using Schwab Equity Ratings 19

FINANCIAL SERVICES FOCUS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                               Benchmark:
                                                                S&P 1500                 Fund Category:
                                                             SUPERCOMPOSITE               MORNINGSTAR
                                                               FINANCIALS                  FINANCIAL
                                             FUND             SECTOR INDEX                 SERVICES
6 MONTHS                                    4.68%                     3.49%                   4.95%
1 YEAR                                     25.09%                    20.85%                  25.83%
3 YEARS                                     4.30%                     1.36%                   5.99%
SINCE INCEPTION: 7/3/00                     7.52%                     5.53%                  11.71%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$13,206  FUND
$12,293  S&P 1500 SUPERCOMPOSITE FINANCIALS SECTOR INDEX
$8,073   S&P 500(R) INDEX

[LINE GRAPH]

                               S&P 1500
                            SUPERCOMPOSITE
                              FINANCIALS       S&P 500(R)
                FUND         SECTOR INDEX        INDEX
03-Jul-00      $10,000         $10,000          $10,000
31-Jul-00      $10,770         $11,000           $9,844
31-Aug-00      $11,830         $12,016          $10,455
30-Sep-00      $12,050         $12,323           $9,903
31-Oct-00      $11,860         $12,259           $9,862
30-Nov-00      $11,200         $11,537           $9,085
31-Dec-00      $12,136         $12,652           $9,129
31-Jan-01      $11,928         $12,566           $9,453
28-Feb-01      $11,501         $11,761           $8,591
31-Mar-01      $11,023         $11,384           $8,046
30-Apr-01      $11,637         $11,805           $8,672
31-May-01      $12,032         $12,251           $8,730
30-Jun-01      $12,094         $12,272           $8,518
31-Jul-01      $11,761         $12,103           $8,434
31-Aug-01      $11,096         $11,355           $7,906
30-Sep-01      $10,368         $10,687           $7,267
31-Oct-01      $10,139         $10,443           $7,406
30-Nov-01      $10,805         $11,164           $7,974
31-Dec-01      $11,172         $11,431           $8,044
31-Jan-02      $10,919         $11,253           $7,927
28-Feb-02      $10,982         $11,120           $7,774
31-Mar-02      $11,499         $11,823           $8,066
30-Apr-02      $11,351         $11,556           $7,577
31-May-02      $11,362         $11,514           $7,521
30-Jun-02      $10,866         $10,948           $6,986
31-Jul-02      $10,433         $10,085           $6,442
31-Aug-02      $10,549         $10,277           $6,484
30-Sep-02       $9,378          $9,072           $5,779
31-Oct-02       $9,959          $9,819           $6,287
30-Nov-02      $10,212         $10,192           $6,658
31-Dec-02       $9,786          $9,657           $6,267
31-Jan-03       $9,593          $9,471           $6,103
28-Feb-03       $9,379          $9,168           $6,011
31-Mar-03       $9,464          $9,114           $6,069
30-Apr-03      $10,558         $10,172           $6,570
31-May-03      $11,051         $10,705           $6,916
30-Jun-03      $11,136         $10,718           $7,004
31-Jul-03      $11,458         $11,185           $7,128
31-Aug-03      $11,447         $11,079           $7,267
30-Sep-03      $11,597         $11,131           $7,190
31-Oct-03      $12,615         $11,877           $7,596
30-Nov-03      $13,001         $11,870           $7,663
31-Dec-03      $13,260         $12,394           $8,065
31-Jan-04      $13,844         $12,754           $8,213
29-Feb-04      $14,146         $13,092           $8,327
31-Mar-04      $14,071         $12,952           $8,202
30-Apr-04      $13,206         $12,293           $8,073

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


20 Funds Using Schwab Equity Ratings

FINANCIAL SERVICES FOCUS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                         % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  COUNTRYWIDE FINANCIAL CORP.                                          2.5%
--------------------------------------------------------------------------------
(2)  THE PROGRESSIVE CORP.                                                2.5%
--------------------------------------------------------------------------------
(3)  DELPHI FINANCIAL GROUP, INC., Class A                                2.5%
--------------------------------------------------------------------------------
(4)  ARTHUR J. GALLAGHER & CO.                                            2.4%
--------------------------------------------------------------------------------
(5)  FIDELITY NATIONAL FINANCIAL, INC.                                    2.4%
--------------------------------------------------------------------------------
(6)  LEHMAN BROTHERS HOLDINGS, INC.                                       2.4%
--------------------------------------------------------------------------------
(7)  SAFECO CORP.                                                         2.4%
--------------------------------------------------------------------------------
(8)  BERKSHIRE HATHAWAY, INC., Class A                                    2.3%
--------------------------------------------------------------------------------
(9)  STANCORP FINANCIAL GROUP, INC.                                       2.3%
--------------------------------------------------------------------------------
(10) METLIFE, INC.                                                        2.3%
--------------------------------------------------------------------------------
     TOTAL                                                               24.0%

STATISTICS

NUMBER OF HOLDINGS                                                          56
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                            $21,298
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                11.2
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     1.8
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   17%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

35.4% MISCELLANEOUS FINANCE
34.8% INSURANCE
28.0% BANKS
 1.8% REAL PROPERTY

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                            Funds Using Schwab Equity Ratings 21

HEALTH CARE FOCUS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                              Benchmark:
                                                             S&P 1500                 Fund Category:
                                                            SUPERCOMPOSITE             MORNINGSTAR
                                                             HEALTH CARE                 HEALTH
                                             FUND           SECTOR INDEX                  CARE
6 MONTHS                                   25.62%                    9.88%               13.91%
1 YEAR                                     46.68%                   14.16%               31.68%
3 YEARS                                     5.29%                   -1.40%                1.23%
SINCE INCEPTION: 7/3/00                     2.08%                   -1.85%               -0.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$10,820  FUND
 $9,312  S&P 1500 SUPERCOMPOSITE HEALTH CARE SECTOR INDEX
 $8,073  S&P 500(R) INDEX

[LINE GRAPH]

                                                       S&P 1500
                                                    SUPERCOMPOSITE
                                                      HEALTH CARE                 S&P 500
                         FUND                        SECTOR INDEX                  INDEX
03-Jul-00               $10,000                        $10,000                   $10,000
31-Jul-00                $9,450                         $9,484                    $9,844
31-Aug-00                $9,820                         $9,647                   $10,455
30-Sep-00               $10,160                        $10,123                    $9,903
31-Oct-00               $10,270                        $10,420                    $9,862
30-Nov-00               $10,460                        $10,750                    $9,085
31-Dec-00               $10,905                        $11,105                    $9,129
31-Jan-01                $9,848                        $10,175                    $9,453
28-Feb-01                $9,797                        $10,167                    $8,591
31-Mar-01                $8,892                         $9,380                    $8,046
30-Apr-01                $9,268                         $9,716                    $8,672
31-May-01                $9,492                         $9,854                    $8,730
30-Jun-01                $9,278                         $9,512                    $8,518
31-Jul-01                $9,594                         $9,914                    $8,434
31-Aug-01                $9,258                         $9,582                    $7,906
30-Sep-01                $9,228                         $9,610                    $7,267
31-Oct-01                $9,146                         $9,580                    $7,406
30-Nov-01                $9,624                        $10,036                    $7,974
31-Dec-01                $9,335                         $9,770                    $8,044
31-Jan-02                $9,111                         $9,632                    $7,927
28-Feb-02                $8,989                         $9,632                    $7,774
31-Mar-02                $9,101                         $9,696                    $8,066
30-Apr-02                $8,582                         $9,148                    $7,577
31-May-02                $8,389                         $8,942                    $7,521
30-Jun-02                $7,657                         $8,124                    $6,986
31-Jul-02                $7,291                         $7,914                    $6,442
31-Aug-02                $7,433                         $7,993                    $6,484
30-Sep-02                $6,986                         $7,519                    $5,779
31-Oct-02                $7,240                         $7,925                    $6,287
30-Nov-02                $7,342                         $8,095                    $6,658
31-Dec-02                $7,060                         $7,815                    $6,267
31-Jan-03                $7,009                         $7,782                    $6,103
28-Feb-03                $6,825                         $7,619                    $6,011
31-Mar-03                $7,080                         $7,888                    $6,069
30-Apr-03                $7,377                         $8,157                    $6,570
31-May-03                $7,560                         $8,363                    $6,916
30-Jun-03                $8,030                         $8,712                    $7,004
31-Jul-03                $8,245                         $8,653                    $7,128
31-Aug-03                $8,173                         $8,357                    $7,267
30-Sep-03                $8,276                         $8,381                    $7,190
31-Oct-03                $8,613                         $8,475                    $7,596
30-Nov-03                $9,287                         $8,621                    $7,663
31-Dec-03                $9,655                         $9,066                    $8,065
31-Jan-04               $10,288                         $9,333                    $8,213
29-Feb-04               $10,513                         $9,399                    $8,327
31-Mar-04               $10,871                         $9,065                    $8,202
30-Apr-04               $10,820                         $9,312                    $8,073

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


22 Funds Using Schwab Equity Ratings

HEALTH CARE FOCUS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  OXFORD HEALTH PLANS, INC.                                            4.2%
--------------------------------------------------------------------------------
(2)  IMS HEALTH, INC.                                                     3.8%
--------------------------------------------------------------------------------
(3)  KING PHARMACEUTICALS, INC.                                           3.7%
--------------------------------------------------------------------------------
(4)  HEALTH NET, INC.                                                     3.6%
--------------------------------------------------------------------------------
(5)  COVENTRY HEALTH CARE, INC.                                           3.6%
--------------------------------------------------------------------------------
(6)  SIERRA HEALTH SERVICES, INC.                                         3.5%
--------------------------------------------------------------------------------
(7)  C.R. BARD, INC.                                                      3.3%
--------------------------------------------------------------------------------
(8)  BAUSCH & LOMB, INC.                                                  3.3%
--------------------------------------------------------------------------------
(9)  PEDIATRIX MEDICAL GROUP, INC.                                        3.3%
--------------------------------------------------------------------------------
(10) CYTYC CORP.                                                          3.2%
--------------------------------------------------------------------------------
     TOTAL                                                               35.5%

STATISTICS

NUMBER OF HOLDINGS                                                          42
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $6,803
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                21.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                     3.1
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                   50%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

83.0% HEALTHCARE/DRUGS &
      MEDICINE
 9.8% BUSINESS SERVICES
 3.6% INSURANCE
 3.1% CONSUMER NON-DURABLES
 0.5% OTHER

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                            Funds Using Schwab Equity Ratings 23

TECHNOLOGY FOCUS FUND

PERFORMANCE as of 4/30/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This chart compares performance of the fund with a benchmark and the fund's Morningstar category.

[BAR CHART]

                                                     Benchmark:
                                                      S&P 1500
                                                   SUPERCOMPOSITE            Fund Category:
                                                     TECHNOLOGY                MORNINGSTAR
                                   FUND             SECTOR INDEX               TECHNOLOGY
6 MONTHS                          2.78%                    -3.62%                -4.33%
1 YEAR                           42.77%                    26.50%                32.45%
3 YEARS                          -5.84%                    -9.70%               -13.56%
SINCE INCEPTION: 7/3/00         -19.08%                   -22.52%               -25.27%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in a benchmark and an additional index.

$4,440   FUND
$3,758   S&P 1500 SUPERCOMPOSITE TECHNOLOGY SECTOR INDEX
$8,073   S&P 500(R) INDEX

[LINE GRAPH]

                                                        S&P 1500
                                                     SUPERCOMPOSITE
                                                       TECHNOLOGY                  S&P 500
                              FUND                    SECTOR INDEX                  INDEX
03-Jul-00                    $10,000                     $10,000                   $10,000
31-Jul-00                     $9,480                      $9,481                    $9,844
31-Aug-00                    $10,910                     $10,592                   $10,455
30-Sep-00                     $9,220                      $8,692                    $9,903
31-Oct-00                     $8,520                      $8,186                    $9,862
30-Nov-00                     $6,500                      $6,474                    $9,085
31-Dec-00                     $5,940                      $5,831                    $9,129
31-Jan-01                     $6,950                      $6,868                    $9,453
28-Feb-01                     $5,110                      $4,989                    $8,591
31-Mar-01                     $4,420                      $4,357                    $8,046
30-Apr-01                     $5,320                      $5,105                    $8,672
31-May-01                     $5,240                      $4,861                    $8,730
30-Jun-01                     $5,290                      $4,918                    $8,518
31-Jul-01                     $4,850                      $4,642                    $8,434
31-Aug-01                     $4,210                      $4,087                    $7,906
30-Sep-01                     $3,270                      $3,273                    $7,267
31-Oct-01                     $3,860                      $3,845                    $7,406
30-Nov-01                     $4,480                      $4,481                    $7,974
31-Dec-01                     $4,500                      $4,415                    $8,044
31-Jan-02                     $4,560                      $4,474                    $7,927
28-Feb-02                     $4,040                      $3,860                    $7,774
31-Mar-02                     $4,320                      $4,129                    $8,066
30-Apr-02                     $3,840                      $3,640                    $7,577
31-May-02                     $3,670                      $3,495                    $7,521
30-Jun-02                     $3,290                      $3,065                    $6,986
31-Jul-02                     $2,950                      $2,772                    $6,442
31-Aug-02                     $2,880                      $2,731                    $6,484
30-Sep-02                     $2,450                      $2,257                    $5,779
31-Oct-02                     $2,900                      $2,743                    $6,287
30-Nov-02                     $3,310                      $3,214                    $6,658
31-Dec-02                     $2,890                      $2,753                    $6,267
31-Jan-03                     $2,840                      $2,707                    $6,103
28-Feb-03                     $2,860                      $2,762                    $6,011
31-Mar-03                     $2,810                      $2,722                    $6,069
30-Apr-03                     $3,110                      $2,971                    $6,570
31-May-03                     $3,400                      $3,234                    $6,916
30-Jun-03                     $3,430                      $3,235                    $7,004
31-Jul-03                     $3,720                      $3,418                    $7,128
31-Aug-03                     $3,980                      $3,631                    $7,267
30-Sep-03                     $3,890                      $3,592                    $7,190
31-Oct-03                     $4,320                      $3,899                    $7,596
30-Nov-03                     $4,610                      $3,966                    $7,663
31-Dec-03                     $4,590                      $4,053                    $8,065
31-Jan-04                     $5,140                      $4,200                    $8,213
29-Feb-04                     $5,060                      $4,062                    $8,327
31-Mar-04                     $4,860                      $3,960                    $8,202
30-Apr-04                     $4,440                      $3,758                    $8,073


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


24 Funds Using Schwab Equity Ratings

TECHNOLOGY FOCUS FUND

FUND FACTS as of 4/30/04

TOP HOLDINGS 1

                                                                        % OF
SECURITY                                                              NET ASSETS
--------------------------------------------------------------------------------
(1)  INTERNATIONAL BUSINESS MACHINES CORP.                               3.4%
--------------------------------------------------------------------------------
(2)  ACTIVISION, INC.                                                    3.0%
--------------------------------------------------------------------------------
(3)  AUTODESK, INC.                                                      3.0%
--------------------------------------------------------------------------------
(4)  MOTOROLA, INC.                                                      2.9%
--------------------------------------------------------------------------------
(5)  TRANSACTION SYSTEMS ARCHITECTS, INC., Class A                       2.9%
--------------------------------------------------------------------------------
(6)  ROCKWELL COLLINS, INC.                                              2.5%
--------------------------------------------------------------------------------
(7)  NCR CORP.                                                           2.5%
--------------------------------------------------------------------------------
(8)  SS&C TECHNOLOGIES, INC.                                             2.3%
--------------------------------------------------------------------------------
(9)  XEROX CORP.                                                         2.3%
--------------------------------------------------------------------------------
(10) NATIONAL SEMICONDUCTOR CORP.                                        2.3%
--------------------------------------------------------------------------------
     TOTAL                                                              27.1%

STATISTICS

NUMBER OF HOLDINGS                                                           57
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MARKET CAP ($ x 1,000,000)                             $17,218
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO (P/E)                                                 24.3
--------------------------------------------------------------------------------
PRICE/BOOK RATIO (P/B)                                                      2.9
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 2                                                    41%
--------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS % of Portfolio

This chart shows the fund's industry composition as of the report date.

[PIE CHART]

35.8%  ELECTRONICS
24.4%  BUSINESS MACHINES &
       SOFTWARE
22.2%  BUSINESS SERVICES
 6.9%  AEROSPACE/DEFENSE
 3.8%  PRODUCER GOODS &
       MANUFACTURING
 3.0%  NON-DURABLES &
       ENTERTAINMENT
 2.4%  TELEPHONE
 1.5%  OPTICAL & PHOTO

  Portfolio holdings may have changed since the report date.

1 This list is not a recommendation of any security by the investment adviser.

2 Not annualized.


                                            Funds Using Schwab Equity Ratings 25

SCHWAB CORE EQUITY FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                        11/1/03-     11/1/02-    11/1/01-    11/1/00-    11/1/99-    11/1/98-
                                                        04/30/04*    10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    12.71        10.89       12.53       18.53       18.91       14.57
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                   0.06         0.10        0.08        0.08        0.05        0.06
   Net realized and unrealized gains or losses             0.81         1.79       (1.64)      (4.57)       1.08        4.94
                                                        ----------------------------------------------------------------------------
   Total income or loss from investment operations         0.87         1.89       (1.56)      (4.49)       1.13        5.00
Less distributions:
   Dividends from net investment income                   (0.11)       (0.07)      (0.08)      (0.07)      (0.04)      (0.09)
   Distributions from net realized gains                     --           --          --       (1.44)      (1.47)      (0.57)
                                                        ----------------------------------------------------------------------------
   Total distributions                                    (0.11)       (0.07)      (0.08)      (1.51)      (1.51)      (0.66)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                          13.47        12.71       10.89       12.53       18.53       18.91
                                                        ----------------------------------------------------------------------------
Total return (%)                                           6.87 2      17.54      (12.58)     (25.93)       5.75       35.20

RATIOS/SUPPLEMENTAL DATA (%) 1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                  0.75 3       0.75        0.75        0.75        0.76 4      0.75
   Gross operating expenses                                0.88 3       0.88        0.91        0.88        0.87        0.93
   Net investment income                                   0.98 3       0.94        0.63        0.55        0.29        0.34
Portfolio turnover rate                                      21 2         73         114         106          96          99
Net assets, end of period ($ x 1,000,000)                   259          237         179         210         342         289

* Unaudited.

1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy fees) had not been included.


26 See financial notes.

SCHWAB CORE EQUITY FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 99.7%     COMMON STOCK                                    208,664      257,754
  0.1%     SHORT-TERM
           INVESTMENT                                          346          346
  0.0%     U.S. TREASURY
           OBLIGATION                                           40           40
--------------------------------------------------------------------------------
 99.8%     TOTAL INVESTMENTS                               209,050      258,140
  6.9%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN                           17,769       17,769
 (6.7)%    OTHER ASSETS AND
           LIABILITIES, NET                                             (17,394)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                             258,515

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.7% of net assets

      AEROSPACE / DEFENSE 2.0%
      --------------------------------------------------------------------------
      Rockwell Automation, Inc.  34,000                                    1,111
      United Technologies Corp.  47,200                                    4,072
                                                                         -------
                                                                           5,183
      AIR TRANSPORTATION 1.5%
      --------------------------------------------------------------------------
   =o ExpressJet Holdings, Inc.  22,000                                      280
    = FedEx Corp.  22,000                                                  1,582
      United Parcel Service, Inc.,
      Class B  28,200                                                      1,978
                                                                         -------
                                                                           3,840
      ALCOHOLIC BEVERAGES 0.2%
      --------------------------------------------------------------------------
      Anheuser-Busch Cos., Inc.  8,800                                       451

      APPAREL 0.2%
      --------------------------------------------------------------------------
      Liz Claiborne, Inc.  12,000                                            421
    o Timberland Co., Class A  800                                            50
                                                                         -------
                                                                             471
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.6%
      --------------------------------------------------------------------------
      Dana Corp.  64,600                                                   1,302
      Eaton Corp.  24,400                                                  1,449
      Ford Motor Co.  90,300                                               1,387
                                                                         -------
                                                                           4,138
      BANKS 6.6%
      --------------------------------------------------------------------------
=(10) Bank of America Corp.  62,500                                        5,031
      Bank One Corp.  28,000                                               1,382
      J.P. Morgan Chase & Co.  42,000                                      1,579
      UnionBanCal Corp.  20,600                                            1,102
  (9) Wachovia Corp.  127,000                                              5,810
      Wells Fargo & Co.  38,400                                            2,168
                                                                         -------
                                                                          17,072
      BUSINESS MACHINES & SOFTWARE 9.1%
      --------------------------------------------------------------------------
 o(4) Cisco Systems, Inc.  368,900                                         7,699
    o Dell, Inc.  51,400                                                   1,784
      Hewlett-Packard Co.  115,000                                         2,265
      International Business Machines
      Corp.  24,100                                                        2,125
    o Lexmark International, Inc.,
      Class A  15,300                                                      1,384
 =(8) Microsoft Corp.  235,800                                             6,124
    o Oracle Corp.  125,500                                                1,408
    o Storage Technology Corp.  10,400                                       273
   =o Xerox Corp.  43,900                                                    590
                                                                         -------
                                                                          23,652
      BUSINESS SERVICES 3.2%
      --------------------------------------------------------------------------
      Automatic Data Processing, Inc.  14,000                                613
    o Cendant Corp.  119,000                                               2,818
    o Citrix Systems, Inc.  26,500                                           505
      Computer Associates International,
      Inc.  10,600                                                           284
    o Dun & Bradstreet Corp.  2,900                                          152
      H&R Block, Inc.  16,000                                                722
      IMS Health, Inc.  56,200                                             1,419


                                                         See financial notes. 27

SCHWAB CORE EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
   =o Polycom, Inc.  10,000                                                  191
    o Synopsys, Inc.  26,500                                                 708
    o VeriSign, Inc.  14,600                                                 235
    o Veritas Software Corp.  23,500                                         627
                                                                         -------
                                                                           8,274
      CHEMICALS 2.6%
      --------------------------------------------------------------------------
      Dow Chemical Co.  110,500                                            4,386
      MacDermid, Inc.  4,300                                                 139
    o Monsanto Co.  46,500                                                 1,608
      PPG Industries, Inc.  12,000                                           712
                                                                         -------
                                                                           6,845
      CONSTRUCTION 0.1%
      --------------------------------------------------------------------------
      Centex Corp.  5,000                                                    240

      CONSUMER DURABLES 0.4%
      --------------------------------------------------------------------------
      Black & Decker Corp.  16,400                                           949

      ELECTRONICS  5.5%
      --------------------------------------------------------------------------
    o Agilent Technologies, Inc.  12,500                                     338
    o Atmel Corp.  23,500                                                    137
    o Avnet, Inc.  21,000                                                    454
  (5) Intel Corp.  293,000                                                 7,539
      Motorola, Inc.  123,000                                              2,245
    o Plantronics, Inc.  4,600                                               175
      Scientific-Atlanta, Inc.  25,300                                       819
      Texas Instruments, Inc.  58,000                                      1,456
    o Thermo Electron Corp.  40,000                                        1,168
                                                                         -------
                                                                          14,331
      ENERGY: RAW MATERIALS 1.1%
      --------------------------------------------------------------------------
      Burlington Resources, Inc.  44,000                                   2,960

      FOOD & AGRICULTURE 4.8%
      --------------------------------------------------------------------------
      Coca-Cola Enterprises, Inc.  25,000                                    675
      H.J. Heinz Co.  62,000                                               2,368
      Hershey Foods Corp.  13,000                                          1,155
      Kellogg Co.  67,800                                                  2,909
      PepsiCo, Inc.  71,300                                                3,885
      Tyson Foods, Inc., Class A  79,100                                   1,482
                                                                         -------
                                                                          12,474
      HEALTHCARE / DRUGS & MEDICINE 11.7%
      --------------------------------------------------------------------------
      Bausch & Lomb, Inc.  25,500                                          1,602
      Becton Dickinson & Co.  67,300                                       3,402
      Bristol-Myers Squibb Co.  160,700                                    4,034
      C.R. Bard, Inc.  16,800                                              1,785
    o Coventry Health Care, Inc.  14,250                                     596
    o Cytyc Corp.  32,900                                                    704
    o DaVita, Inc.  29,500                                                 1,507
    o Health Net, Inc.  35,900                                               913
    o Humana, Inc.  13,500                                                   220
    = Johnson & Johnson  30,900                                            1,670
    o King Pharmaceuticals, Inc.  8,000                                      138
      Merck & Co., Inc.  70,500                                            3,314
      Oxford Health Plans, Inc.  28,800                                    1,568
    o Pacificare Health Systems, Inc.  57,000                              2,038
    o Pediatrix Medical Group, Inc.  14,000                                1,001
    o Sunrise Senior Living, Inc.  13,100                                    414
    o Sybron Dental Specialties, Inc.  12,500                                366
      UnitedHealth Group, Inc.  80,200                                     4,931
                                                                         -------
                                                                          30,203
      HOUSEHOLD PRODUCTS 4.8%
      --------------------------------------------------------------------------
      The Gillette Co.  30,000                                             1,228
 =(1) Procter & Gamble Co.  106,800                                       11,294
                                                                         -------
                                                                          12,522
      INSURANCE 7.1%
      --------------------------------------------------------------------------
    = Aetna, Inc.  25,000                                                  2,069
      AFLAC, Inc.  91,900                                                  3,881
      The Allstate Corp.  38,500                                           1,767
      Fidelity National Financial, Inc.  29,122                            1,066
      Marsh & McLennan Cos., Inc.  23,400                                  1,055
    = Metlife, Inc.  20,000                                                  690
    o Principal Financial Group, Inc.  24,200                                854
  (6) The Progressive Corp.  78,300                                        6,853
                                                                         -------
                                                                          18,235
      MEDIA 2.2%
      --------------------------------------------------------------------------
    o EchoStar Communications Corp.,
      Class A  4,500                                                         150


28 See financial notes.

SCHWAB CORE EQUITY FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      The McGraw-Hill Cos., Inc.  19,100                                   1,506
    o Time Warner, Inc.  86,500                                            1,455
    = Viacom, Inc., Class B  65,100                                        2,516
                                                                         -------
                                                                           5,627
      MISCELLANEOUS 1.2%
      --------------------------------------------------------------------------
      3M Co.  36,400                                                       3,148

      MISCELLANEOUS FINANCE 9.5%
      --------------------------------------------------------------------------
      American Express Co.  39,600                                         1,938
 =(2) Citigroup, Inc.  176,433                                             8,485
  (7) Fannie Mae  96,500                                                   6,632
      Goldman Sachs Group, Inc.  26,500                                    2,564
      Legg Mason, Inc.  14,000                                             1,289
      Lehman Brothers Holdings, Inc.  11,000                                 807
      MBNA Corp.  5,500                                                      134
      Merrill Lynch & Co., Inc.  38,000                                    2,061
      Morgan Stanley  13,000                                                 668
                                                                         -------
                                                                          24,578
      NON-DURABLES & ENTERTAINMENT 2.2%
      --------------------------------------------------------------------------
      Fortune Brands, Inc.  27,500                                         2,097
      Hasbro, Inc.  22,300                                                   421
      McDonald's Corp.  94,500                                             2,573
    o Yum! Brands, Inc.  14,000                                              543
                                                                         -------
                                                                           5,634
      NON-FERROUS METALS 0.5%
      --------------------------------------------------------------------------
      Engelhard Corp.  6,500                                                 189
    o Phelps Dodge Corp.  15,000                                             987
                                                                         -------
                                                                           1,176
      OIL: DOMESTIC 1.7%
      --------------------------------------------------------------------------
      ConocoPhillips  13,000                                                 927
      Kerr-McGee Corp.  66,500                                             3,254
      Marathon Oil Corp.  3,500                                              117
                                                                         -------
                                                                           4,298
      OIL: INTERNATIONAL 4.7%
      --------------------------------------------------------------------------
      ChevronTexaco Corp.  41,000                                          3,751
  (3) Exxon Mobil Corp.  197,200                                           8,391
                                                                         -------
                                                                          12,142
      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------------------
      Eastman Kodak Co.  13,800                                              356
    o Ingram Micro, Inc., Class A  15,000                                    179
                                                                         -------
                                                                             535
      PAPER & FOREST PRODUCTS 0.6%
      --------------------------------------------------------------------------
      International Paper Co.  23,600                                        952
      Weyerhaeuser Co.  11,000                                               651
                                                                         -------
                                                                           1,603
      PRODUCER GOODS & MANUFACTURING 3.0%
      --------------------------------------------------------------------------
      Briggs & Stratton Corp.  14,500                                      1,015
    = Deere & Co.  48,500                                                  3,300
      Emerson Electric Co.  45,000                                         2,710
      HON Industries, Inc.  17,900                                           662
    o SPX Corp.   2,800                                                      124
                                                                         -------
                                                                           7,811
      RETAIL 4.4%
      --------------------------------------------------------------------------
      Claire's Stores, Inc.  7,400                                           151
      Dollar General Corp.  56,400                                         1,058
      Federated Department Stores,
      Inc.  68,300                                                         3,347
      The Gap, Inc.  136,700                                               3,009
      The May Department Stores
      Co.  24,000                                                            739
      Nordstrom, Inc.  7,500                                                 267
      RadioShack Corp.  46,000                                             1,415
    o Rent-A-Center, Inc.  3,000                                              88
    o Rite Aid Corp.  103,000                                                505
    o Saks, Inc.  13,500                                                     194
    o Staples, Inc.  6,400                                                   165
    o United Stationers, Inc.  11,000                                        418
                                                                         -------
                                                                          11,356
      TELEPHONE 5.7%
      --------------------------------------------------------------------------
      Alltel Corp.  3,500                                                    176
      AT&T Corp.  3,020                                                       52
    o Avaya, Inc.  11,000                                                    151
      BellSouth Corp.  126,500                                             3,265
    o Nextel Communications, Inc.,
      Class A  104,000                                                     2,481


                                                         See financial notes. 29

SCHWAB CORE EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      SBC Communications, Inc.  76,200                                     1,897
      Sprint Corp. (FON Group)  122,700                                    2,195
      Verizon Communications, Inc.  118,200                                4,461
                                                                         -------
                                                                          14,678
      TOBACCO 0.1%
      --------------------------------------------------------------------------
      Altria Group, Inc.  3,200                                              177

      TRAVEL & RECREATION 0.6%
      --------------------------------------------------------------------------
    o Caesars Entertainment, Inc.  37,000                                    490
      Marriott International, Inc.,
      Class A  15,000                                                        707
    o MGM MIRAGE  6,500                                                      298
                                                                         -------
                                                                           1,495
      TRUCKING & FREIGHT 0.0%
      --------------------------------------------------------------------------
    o Landstar Systems, Inc.  2,600                                          117

      UTILITIES: ELECTRIC & GAS 0.6%
      --------------------------------------------------------------------------
      Constellation Energy Group, Inc.  6,000                                231
      Great Plains Energy, Inc.  41,900                                    1,308
                                                                         -------
                                                                           1,539
      SHORT-TERM INVESTMENT
      0.1% of net assets

      Provident Institutional
      TempFund  346,459                                                      346


      SECURITY                                        FACE AMOUNT
          RATE, MATURITY DATE                         ($ x 1,000)
      U.S. TREASURY OBLIGATION
      0.0% of net assets

    = U.S. Treasury Bill,
          0.92%, 06/17/04                                      40             40

END OF INVESTMENTS.

      SECURITY                                        FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      6.9% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 5.1%
      --------------------------------------------------------------------------
      American Express Credit Corp.
          1.07%, 05/13/04                                     544            544
      Canadian Imperial Bank Corp
          1.06%, 05/28/04                                     348            348
      Credit Lyonnais
          1.08%, 09/30/04                                     710            709
      Crown Point Funding Corp.
          1.04%, 05/10/04                                      96             96
      Foreningssparbanken AB
          1.06%, 05/17/04                                   6,491          6,489
      Societe Generale
          1.14%, 05/03/04                                     575            575
      Svenska Handelsbanken
          1.39%, 10/27/04                                   1,742          1,742
      Westdeutsche Landesbank AG
          1.50%, 01/10/05                                     410            410
          1.05%, 09/23/04                                   1,054          1,054
          1.05%, 09/29/04                                   1,062          1,062
                                                                         -------
                                                                          13,029
      SHORT-TERM INVESTMENT 0.3%
      --------------------------------------------------------------------------
      Deutche Bank, Time Deposit
          1.04%, 05/03/04                                     842            842

      SECURITY AND NUMBER OF SHARES

      OTHER INVESTMENT COMPANIES 1.5%
      --------------------------------------------------------------------------
      Institutional Money Market Trust
          Trust  3,898,185                                                 3,898

END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.


30 See financial notes.

SCHWAB CORE EQUITY FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value
   (including $16,925 of securities on loan)                           $258,140 a
Collateral held for securities on loan                                   17,769
Receivables:
   Fund shares sold                                                         126
   Dividends                                                                407
   Income from securities on loan                                             2
Prepaid expenses                                                    +        17
                                                                    ------------
TOTAL ASSETS                                                            276,461

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                   17,769
Payables:
   Fund shares redeemed                                                     111
   Due to brokers for futures                                                 4
   Investment adviser and administrator fees                                  6
   Transfer agent and shareholder service fees                                4
Accrued expenses                                                    +        52
                                                                    ------------
TOTAL LIABILITIES                                                        17,946

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            276,461
TOTAL LIABILITIES                                                   -    17,946
                                                                    ------------
NET ASSETS                                                             $258,515

NET ASSETS BY SOURCE
Capital received from investors                                         252,065
Net investment income not yet distributed                                   823
Net realized capital losses                                             (43,453)
Net unrealized capital gains                                             49,080 b

NET ASSET VALUE (NAV)

                             SHARES
NET ASSETS        /     OUTSTANDING     =       NAV
  $258,515                   19,193          $13.47

Unless stated, all numbers x 1,000.

a The fund paid $209,050 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $59,574
    Sales/maturities             $52,620

b These derive from investments and futures. As of the report date, the fund had two open S&P 500 futures contracts due to expire on June 18, 2004, with an aggregate net contract value of $553 and net unrealized losses of $10.


FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $209,051

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $53,021
Losses                                 +    (3,932)
                                       ------------
                                           $49,089

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                             $1,643
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                      Loss amount
   2009                                    $26,773
   2010                                      8,588
   2011                                +    11,171
                                       ------------
                                           $46,532

                                                         See financial notes. 31

SCHWAB CORE EQUITY FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $2,190
Interest                                                                      6
Securities on loan                                                   +       17
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   2,213

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    2,981
Net realized gains on futures contracts                              +      138
                                                                     -----------
NET REALIZED GAINS                                                        3,119

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      11,963
Net unrealized losses on futures contracts                           +      (38)
                                                                     -----------
NET UNREALIZED GAINS                                                     11,925

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   691 a
Transfer agent and shareholder service fees                                 320 b
Trustees' fees                                                                3 c
Custodian fees                                                               12
Portfolio accounting fees                                                    17
Professional fees                                                            16
Registration fees                                                            13
Shareholder reports                                                          49
Other expenses                                                       +        1
                                                                     -----------
Total expenses                                                            1,122
Expense reduction                                                    -      163 d
                                                                     -----------
NET EXPENSES                                                                959

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,213
NET EXPENSES                                                         -      959
                                                                     -----------
NET INVESTMENT INCOME                                                     1,254
NET REALIZED GAINS                                                        3,119 e
NET UNREALIZED GAINS                                                 +   11,925 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $16,298

Unless stated, all numbers x 1,000.

a Calculated as a percentage of average daily net assets: 0.54% of the first
  $500 million and 0.49% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 0.75% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $15,044.


32 See financial notes.

SCHWAB CORE EQUITY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     11/1/02-10/31/03
Net investment income                               $1,254               $1,895
Net realized gains or losses                         3,119              (10,956)
Net unrealized gains                       +        11,925               43,747
                                           -------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                     16,298               34,686

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $2,074               $1,261 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES          VALUE     SHARES           VALUE
Shares sold                     2,879        $38,774      5,806         $65,590
Shares reinvested                 144          1,891        109           1,152
Shares redeemed             +  (2,478)       (33,432)    (3,746)        (42,567)
                            ----------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                    545         $7,233      2,169         $24,175


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           11/1/02-10/31/03
                               SHARES     NET ASSETS     SHARES      NET ASSETS
Beginning of period            18,648       $237,058     16,479        $179,458
Total increase              +     545         21,457      2,169          57,600 b
                            ----------------------------------------------------
END OF PERIOD                  19,193       $258,515     18,648        $237,058 c

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                   $1,261
  Long-term capital gains              $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes distributable net investment income in the amount of $823 and $1,643 at the end of the current period and prior period, respectively.


                                                         See financial notes. 33

SCHWAB DIVIDEND EQUITY FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                 11/1/03-      9/2/03 1-
INVESTOR SHARES                                  4/30/04*     10/31/03
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             10.60         10.00
                                                 ----------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.17          0.05
   Net realized and unrealized gains                0.89          0.55
                                                 ----------------------------------------------------------------------
   Total income from investment operations          1.06          0.60
Less distributions:
   Dividends from net investment income            (0.18)           --
                                                 ----------------------------------------------------------------------
Net asset value at end of period                   11.48         10.60
                                                 ----------------------------------------------------------------------
Total return (%)                                   10.07 2        6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             --            --
   Gross operating expenses                         1.18 3        1.34 3
   Net investment income                            3.40 3        3.41 3
Portfolio turnover rate                               24 2           2 2
Net assets, end of period ($ x 1,000,000)            198            94

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


34 See financial notes.

SCHWAB DIVIDEND EQUITY FUND

                                               11/1/03-      9/2/03 1-
SELECT SHARES                                  4/30/04*      10/31/03
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           10.60          10.00
                                               ------------------------------------------------------------------------
Income from investment operations:
   Net investment income                          0.17           0.05
   Net realized and unrealized gains              0.89           0.55
                                               ------------------------------------------------------------------------
   Total income from investment operations        1.06           0.60
Less distributions:
   Dividends from net investment income          (0.18)            --
                                               ------------------------------------------------------------------------
Net asset value at end of period                 11.48          10.60
                                               ------------------------------------------------------------------------
Total return (%)                                 10.07 2         6.00 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           --             --
   Gross operating expenses                       1.04 3         1.19 3
   Net investment income                          3.42 3         3.41 3
Portfolio turnover rate                             24 2            2 2
Net assets, end of period ($ x 1,000,000)          206            111

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 35

SCHWAB DIVIDEND EQUITY FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                            COST        VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 98.7%     COMMON STOCK                                   379,928      399,135
  1.0%     SHORT-TERM
           INVESTMENTS                                      3,953        3,953
--------------------------------------------------------------------------------
 99.7%     TOTAL INVESTMENTS                              383,881      403,088
  0.3%     OTHER ASSETS AND
           LIABILITIES, NET                                              1,446
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                            404,534

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 98.7% of net assets

      AEROSPACE / DEFENSE 1.0%
      --------------------------------------------------------------------------
      Rockwell Automation, Inc.  128,600                                   4,204

      APPAREL 1.1%
      --------------------------------------------------------------------------
      VF Corp.  94,900                                                     4,381

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 3.7%
      --------------------------------------------------------------------------
      Bandag, Inc.  50,500                                                 2,199
      Ford Motor Co.  290,200                                              4,458
      General Motors Corp.  92,500                                         4,386
      Genuine Parts Co.  105,000                                           3,759
                                                                         -------
                                                                          14,802
      BANKS 17.6%
      --------------------------------------------------------------------------
      AmSouth Bancorp.  197,900                                            4,358
  (6) Bank of America Corp.  59,700                                        4,805
      Bank One Corp.  78,700                                               3,885
      Comerica, Inc.  89,500                                               4,621
      First Horizon National Corp.  101,000                                4,440
      Hudson United Bancorp  50,000                                        1,787
      J.P. Morgan Chase & Co.  99,700                                      3,749
      KeyCorp, Inc.  157,500                                               4,678
      National City Corp.  133,400                                         4,625
      National Commerce Financial
      Corp.  148,300                                                       3,943
      Peoples Bank-Bridgeport  90,000                                      3,799
      PNC Financial Services Group,
      Inc.  88,400                                                         4,694
      Regions Financial Corp.  114,900                                     3,988
      U.S. Bancorp  176,300                                                4,520
      UnionBanCal Corp.  79,000                                            4,221
      Wachovia Corp.  99,700                                               4,561
      Wells Fargo & Co.  80,200                                            4,528
                                                                         -------
                                                                          71,202
      BUSINESS MACHINES & SOFTWARE 1.1%
      --------------------------------------------------------------------------
      Pitney Bowes, Inc.  100,700                                          4,406

      BUSINESS SERVICES 0.8%
      --------------------------------------------------------------------------
      Deluxe Corp.  73,000                                                 3,016
      H&R Block, Inc.  9,000                                                 406
                                                                         -------
                                                                           3,422
      CHEMICALS 7.9%
      --------------------------------------------------------------------------
      Dow Chemical Co.  114,300                                            4,537
      E.I. du Pont de Nemours & Co.  106,400                               4,570
      Eastman Chemical Co.  108,000                                        4,598
      Lubrizol Corp.  108,900                                              3,463
      Olin Corp.  145,000                                                  2,504
      PPG Industries, Inc.  75,000                                         4,448
      Rohm & Haas Co.  112,000                                             4,343
      RPM International, Inc.  240,000                                     3,619
                                                                         -------
                                                                          32,082
      CONSUMER DURABLES 0.1%
      --------------------------------------------------------------------------
      Black & Decker Corp.  6,500                                            376

      ELECTRONICS 1.7%
      --------------------------------------------------------------------------
      Acuity Brands, Inc.  129,200                                         3,161
      PerkinElmer, Inc.  197,500                                           3,802
                                                                         -------
                                                                           6,963


36 See financial notes.

SCHWAB DIVIDEND EQUITY FUND

                                                                       VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      FOOD & AGRICULTURE 4.4%
      --------------------------------------------------------------------------
      ConAgra Foods, Inc.  163,700                                         4,729
      H.J. Heinz Co.  121,500                                              4,640
  (5) Kellogg Co.  112,400                                                 4,822
      Sara Lee Corp.  150,000                                              3,462
                                                                         -------
                                                                          17,653
      HEALTHCARE / DRUGS & MEDICINE 2.4%
      --------------------------------------------------------------------------
  (7) Bristol-Myers Squibb Co.  191,200                                    4,799
      Merck & Co., Inc.  100,700                                           4,733
                                                                         -------
                                                                           9,532
      HOUSEHOLD PRODUCTS 3.5%
      --------------------------------------------------------------------------
      Clorox Co.  90,500                                                   4,686
      The Gillette Co.  109,000                                            4,460
  (4) Procter & Gamble Co.  46,100                                         4,875
                                                                         -------
                                                                          14,021
      INSURANCE 5.9%
      --------------------------------------------------------------------------
      The Allstate Corp.  102,200                                          4,691
      Cincinnati Financial Corp.  101,745                                  4,170
      Lincoln National Corp.  90,700                                       4,071
      Marsh & McLennan Cos., Inc.  94,700                                  4,271
      Mercury General Corp.  82,100                                        4,186
      Unitrin, Inc.  60,500                                                2,399
                                                                         -------
                                                                          23,788
      MISCELLANEOUS 1.2%
      --------------------------------------------------------------------------
  (8) 3M Co.  55,200                                                       4,774

      MISCELLANEOUS FINANCE 3.9%
      --------------------------------------------------------------------------
      Citigroup, Inc.  96,800                                              4,655
      Flagstar Bancorp., Inc.  140,000                                     2,860
      GreenPoint Financial Corp.  94,700                                   3,694
      Washington Mutual, Inc.  114,500                                     4,510
                                                                         -------
                                                                          15,719
      NON-DURABLES & ENTERTAINMENT 1.4%
      --------------------------------------------------------------------------
      Fortune Brands, Inc.  58,500                                         4,460
      Tupperware Corp.  75,000                                             1,405
                                                                         -------
                                                                           5,865
      OIL: DOMESTIC 1.1%
      --------------------------------------------------------------------------
      Kerr-McGee Corp.  90,100                                             4,409

      OIL: INTERNATIONAL 2.4%
      --------------------------------------------------------------------------
  (2) ChevronTexaco Corp.  54,300                                          4,969
      Exxon Mobil Corp.  108,800                                           4,629
                                                                         -------
                                                                           9,598
      PRODUCER GOODS & MANUFACTURING 3.5%
      --------------------------------------------------------------------------
      Briggs & Stratton Corp.  60,300                                      4,221
      Harsco Corp.  87,200                                                 3,796
      Hubbell, Inc., Class B  78,800                                       3,541
      Lennox International, Inc.  149,000                                  2,490
                                                                         -------
                                                                          14,048
      RAILROAD & SHIPPING 0.7%
      --------------------------------------------------------------------------
      GATX Corp.  120,000                                                  2,820

      RETAIL 1.1%
      --------------------------------------------------------------------------
      Limited Brands, Inc.  220,300                                        4,547

      STEEL 0.7%
      --------------------------------------------------------------------------
      Worthington Industries, Inc.  163,400                                2,949

      TELEPHONE 6.8%
      --------------------------------------------------------------------------
      Alltel Corp.  91,800                                                 4,621
      AT&T Corp.  264,100                                                  4,529
      BellSouth Corp.  179,600                                             4,636
 (10) SBC Communications, Inc.  191,000                                    4,756
      Sprint Corp. (FON Group)  239,800                                    4,290
  (9) Verizon Communications, Inc.  126,300                                4,767
                                                                         -------
                                                                          27,599
      TOBACCO 4.3%
      --------------------------------------------------------------------------
      Altria Group, Inc.  84,300                                           4,669
  (3) R.J. Reynolds Tobacco Holdings,
      Inc.  76,000                                                         4,922
      Universal Corp.  62,000                                              3,115
      UST, Inc.  125,000                                                   4,651
                                                                         -------
                                                                          17,357
      UTILITIES: ELECTRIC & GAS 20.4%
      --------------------------------------------------------------------------
      American Electric Power Co.,
      Inc.  150,000                                                        4,566
      Centerpoint Energy, Inc.  384,500                                    4,149
      CH Energy Group, Inc.  50,000                                        2,315
      Cinergy Corp.  121,500                                               4,610
      Constellation Energy Group, Inc.  105,700                            4,067


                                                         See financial notes. 37

SCHWAB DIVIDEND EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      DPL, Inc.  243,000                                                   4,282
      Duquesne Light Holdings, Inc.  50,000                                  939
      Energy East Corp.  168,800                                           3,975
      Exelon Corp.  64,700                                                 4,331
      FirstEnergy Corp.  117,100                                           4,579
      Great Plains Energy, Inc.  140,600                                   4,388
      National Fuel Gas Co.  139,300                                       3,411
      NSTAR  78,500                                                        3,799
      OGE Energy Corp.  149,200                                            3,588
      Pinnacle West Capital Corp.  105,000                                 4,101
  (1) Public Service Enterprise Group,
      Inc.  125,000                                                        5,363
      Puget Energy, Inc.  9,000                                              198
      The Southern Co.  158,000                                            4,544
      UGI Corp.  109,800                                                   3,459
      Westar Energy, Inc.  187,400                                         3,825
      WGL Holdings, Inc.  11,500                                             325
      WPS Resources Corp.  83,100                                          3,807
      Xcel Energy, Inc.  239,000                                           3,997
                                                                         -------
                                                                          82,618

      SECURITY                                        FACE AMOUNT
          RATE, MATURITY DATE                         ($ x 1,000)
      SHORT-TERM INVESTMENTS
      1.0% of net assets

      Bank of America, London
      Time Deposit
          0.50%, 05/03/04                                     453            453
      Bank One, Grand Cayman
      Time Deposit
          0.50%, 05/03/04                                   3,500          3,500
                                                                         -------
                                                                           3,953

END OF INVESTMENTS.


38 See financial notes.

SCHWAB DIVIDEND EQUITY FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------

Investments, at market value                                           $403,088 a
Receivables:
   Fund shares sold                                                         904
   Dividends                                                                987
   Reimbursement from adviser                                                21
Prepaid expenses                                                    +        40
                                                                    ------------
TOTAL ASSETS                                                            405,040

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     473
Accrued expenses                                                    +        33
                                                                    ------------
TOTAL LIABILITIES                                                           506

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            405,040
TOTAL LIABILITIES                                                   -       506
                                                                    ------------
NET ASSETS                                                             $404,534

NET ASSETS BY SOURCE
Capital received from investors                                         374,883
Net investment income not yet distributed                                 1,314
Net realized capital gains                                                9,130
Net unrealized capital gains                                             19,207

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                       SHARES
SHARE CLASS                  NET ASSETS     /     OUTSTANDING      =       NAV
Investor Shares                $198,397               17,287            $11.48
Select Shares                  $206,137               17,962            $11.48

Unless stated, all numbers x 1,000.

a The fund paid $383,881 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases           $251,103
    Sales/maturities    $ 75,027

  The fund's total security transactions with other SchwabFunds(R) during the period were $526.

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                            $383,888
NET UNREALIZED GAINS AND LOSSES:
Gains                                      $25,905
Losses                                 +    (6,705)
                                       ------------
                                           $19,200

AS OF OCTOBER 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                               $931
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
   2011                                       $268


                                                         See financial notes. 39

SCHWAB DIVIDEND EQUITY FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $5,405
Interest                                                             +       10
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   5,415

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    9,491

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       9,577

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,351 a
Transfer agent and shareholder service fees:
   Investor Shares                                                          192 b
   Select Shares                                                             82 b
Trustees' fees                                                                4 c
Custodian fees                                                               13
Portfolio accounting fees                                                    29
Professional fees                                                            25
Registration fees                                                            28
Shareholder reports                                                          33
Other expenses                                                       +        1
                                                                     -----------
Total expenses                                                            1,758
Expense reduction                                                    -    1,758 d
                                                                     -----------
NET EXPENSES                                                                 --

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   5,415
NET EXPENSES                                                         -       --
                                                                     -----------
NET INVESTMENT INCOME                                                     5,415
NET REALIZED GAINS                                                        9,491 e
NET UNREALIZED GAINS                                                 +    9,577 e
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $24,483

Unless stated, all numbers x 1,000.

a Calculated as 0.85% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $1,351 from the investment adviser (CSIM) and $274 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $133. These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through May 3, 2004 at 0.00% for both Investor Shares and Select shares.

e These add up to a net gain on investments of $19,068.


40 See financial notes.

SCHWAB DIVIDEND EQUITY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/03-4/30/04     9/2/03*-10/31/03
Net investment income                               $5,415                 $931
Net realized gains or losses                         9,491                 (361)
Net unrealized gains                       +         9,577                9,630
                                           -------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                     24,483               10,200

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Distributions from net investment income
Investor Shares                                      2,428                   --
Select Shares                              +         2,604                   --
                                           -------------------------------------
TOTAL DIVIDENDS FROM NET
INVESTMENT INCOME                                   $5,032                  $--

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           9/2/03-10/31/03
                               SHARES          VALUE     SHARES           VALUE
SHARES SOLD
Investor Shares                 9,667       $109,583      9,018         $90,936
Select Shares               +   8,425         95,569     10,753         108,229
                            ----------------------------------------------------
TOTAL SHARES SOLD              18,092       $205,152     19,771        $199,165

SHARES REINVESTED
Investor Shares                   160         $1,805         --             $--
Select Shares               +     153          1,724         --              --
                            ----------------------------------------------------
TOTAL SHARES REINVESTED           313         $3,529         --             $--
SHARES REDEEMED
Investor Shares                (1,402)      ($16,091)      (156)        ($1,596)
Select Shares               +  (1,079)       (12,309)      (290)         (2,967)
                            ----------------------------------------------------
TOTAL SHARES REDEEMED          (2,481)      ($28,400)      (446)        ($4,563)

NET TRANSACTIONS IN FUND
SHARES                         15,924       $180,281     19,325        $194,602


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04           9/2/03-10/31/03
                               SHARES     NET ASSETS     SHARES      NET ASSETS
Beginning of period            19,325       $204,802         --             $--
Total increase              +  15,924        199,732     19,325         204,802 a
                            ----------------------------------------------------
END OF PERIOD                  35,249       $404,534     19,325        $204,802 b

* Commencement of operations.

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

b Includes distributable net investment income in the amount of $1,314 and $931 at the end of the current period and prior period, respectively.


                                                         See financial notes. 41

SCHWAB SMALL-CAP EQUITY FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                              11/1/03-    7/1/03 1-
INVESTOR SHARES                               4/30/04*     10/31/03
-------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period          11.81        10.00
                                              ---------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment loss                          (0.01)       (0.02)
   Net realized and unrealized gains             1.43         1.83
                                              ---------------------------------------------------------------------------------
   Total income from investment operations       1.42         1.81
Less distributions:
   Distributions from net realized gains        (0.22)          --
                                              ---------------------------------------------------------------------------------
Net asset value at end of period                13.01        11.81
                                              ---------------------------------------------------------------------------------
Total return (%)                                12.09 2      18.10 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                        1.30 3       1.30 3
   Gross operating expenses                      1.61 3       1.73 3
   Net investment loss                          (0.16) 3     (0.54) 3
Portfolio turnover rate                            39 2         39 2
Net assets, end of period ($ x 1,000,000)          34           26

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


42 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND

                                                      11/1/03-    7/1/03 1-
SELECT SHARES                                         4/30/04*    10/31/03
-------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  11.81        10.00
                                                      -------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                         0.00 2      (0.01)
   Net realized and unrealized gains                     1.43         1.82
                                                      -------------------------------------------------------------------------
   Total income from investment operations               1.43         1.81
Less distributions:
   Distributions from net realized gains                (0.22)          --
                                                      -------------------------------------------------------------------------
Net asset value at end of period                        13.02        11.81
                                                      -------------------------------------------------------------------------
Total return (%)                                        12.18 3      18.10 3
RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                 1.12 4       1.12 4
  Gross operating expenses                               1.46 4       1.58 4
  Net investment income or loss                          0.02 4      (0.36) 4
Portfolio turnover rate                                    39 3         39 3
Net assets, end of period ($ x 1,000,000)                  17           14

* Unaudited.

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.


                                                         See financial notes. 43

SCHWAB SMALL-CAP EQUITY FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

 =  Collateral for open futures contracts

                                                           COST         VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 98.9%     COMMON STOCK                                    43,076        50,168

  1.0%     SHORT-TERM
           INVESTMENT                                         522           522

  0.2%     U.S. TREASURY
           OBLIGATION                                          90            90
--------------------------------------------------------------------------------
100.1%     TOTAL INVESTMENTS                               43,688        50,780

 (0.1)%    OTHER ASSETS AND
           LIABILITIES, NET                                                 (55)
--------------------------------------------------------------------------------
100.0%     TOTAL NET ASSETS                                              50,725

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 98.9% of net assets

      AEROSPACE / DEFENSE 2.0%
      --------------------------------------------------------------------------
      EDO Corp.  11,100                                                      252
    o EnPro Industries, Inc.  24,700                                         489
    o Teledyne Technologies, Inc.  13,200                                    251
                                                                         -------
                                                                             992
      AIR TRANSPORTATION 0.6%
      --------------------------------------------------------------------------
    o AAR Corp.  16,400                                                      166
    o EGL, Inc.  6,200                                                       115
                                                                         -------
                                                                             281
      APPAREL 2.9%
      --------------------------------------------------------------------------
    o Finlay Enterprises, Inc.  13,500                                       261
    o Guess?, Inc.  8,100                                                    126
      K-Swiss, Inc., Class A  10,800                                         211
      Kellwood Co.  7,800                                                    308
    o Stage Stores, Inc.  7,800                                              306
      Wolverine World Wide, Inc.  9,000                                      242
                                                                         -------
                                                                           1,454
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 3.7%
      --------------------------------------------------------------------------
      Carlisle Cos., Inc.  2,700                                             160
    o Dura Automotive Systems, Inc.,
      Class A  18,800                                                        236
    o Monaco Coach Corp.  6,100                                              159
 =(6) Oshkosh Truck Corp.  11,600                                            594
      Polaris Industries, Inc.  7,500                                        322
    o Stoneridge, Inc.  11,000                                               168
    o United Defense Industries, Inc.  6,900                                 239
                                                                         -------
                                                                           1,878
      BANKS 5.1%
      --------------------------------------------------------------------------
      Anchor Bancorp Wisconsin, Inc.  10,200                                 248
      BancFirst Corp.  4,000                                                 220
      Columbia Banking Systems, Inc.  8,000                                  180
      Cullen/Frost Bankers, Inc.  4,400                                      191
    = First Bancorp Puerto Rico  15,700                                      579
      First Midwest Bancorp, Inc. Illinois  8,900                            300
      Great Southern Bancorp, Inc.  2,000                                     99
      Hancock Holding Co.  11,000                                            307
      Hudson United Bancorp  8,100                                           289
      Mid-State Bancshares  8,500                                            191
                                                                         -------
                                                                           2,604
      BUSINESS MACHINES & SOFTWARE 1.5%
      --------------------------------------------------------------------------
    o Digi International, Inc.  13,000                                       126
    o General Binding Corp.  9,900                                           139
    o Imagistics International, Inc.  9,200                                  373
    o PTEK Holdings, Inc.  13,900                                            141
                                                                         -------
                                                                             779
      BUSINESS SERVICES 9.7%
      --------------------------------------------------------------------------
    o 4Kids Entertainment, Inc.  6,200                                       136
    o Administaff, Inc.  14,500                                              254
    o Barra, Inc.  4,300                                                     176
    o Catapult Communications Corp.  10,000                                  188
    o Credit Acceptance Corp.  10,600                                        152
    o DocuCorp International, Inc.  20,900                                   227
    o Forrester Research, Inc.  9,600                                        166
    o Gentiva Health Services, Inc.  16,100                                  235
      Global Payments, Inc.  3,500                                           168


44 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
    o Informatica Corp.  20,000                                              145
    o ITT Educational Services, Inc.  6,300                                  254
    = John H. Harland Co.  14,800                                            456
    o Korn/Ferry International  13,500                                       202
    o Kronos, Inc.  3,900                                                    142
    o NCO Group, Inc.  10,000                                                227
    o Progress Software Corp.  7,600                                         156
    o SYKES Enterprises, Inc.  19,300                                        106
    o Tetra Tech, Inc.  2,000                                                 33
   =o Transaction Systems Architects, Inc.,
      Class A  19,100                                                        406
    o United Online, Inc.  9,300                                             154
    o Ventiv Health, Inc.  25,400                                            357
    o Watson Wyatt & Co. Holdings  9,700                                     254
    o WebEx Communications, Inc.  13,300                                     298
                                                                         -------
                                                                           4,892
      CHEMICALS 1.6%
      --------------------------------------------------------------------------
      Arch Chemicals, Inc.  12,300                                           359
   =o Ethyl Corp.  24,200                                                    451
                                                                         -------
                                                                             810
      CONSTRUCTION 4.1%
      --------------------------------------------------------------------------
      Eagle Materials, Inc.  4,400                                           289
      Florida Rock Industries, Inc.  4,200                                   167
      MDC Holdings, Inc.  4,950                                              306
 o(9) NVR, Inc.  1,300                                                       586
      The Ryland Group, Inc.  3,000                                          237
      Standard-Pacific Corp.  7,700                                          388
    o Yankee Candle Co., Inc.  4,200                                         114
                                                                         -------
                                                                           2,087
      CONSUMER DURABLES 2.5%
      --------------------------------------------------------------------------
      Ethan Allen Interiors, Inc.  4,200                                     175
   =o Genlyte Group, Inc.  9,400                                             539
      Kimball International, Inc.,
      Class B  15,000                                                        221
      Stanley Furniture Co., Inc.  8,600                                     344
                                                                         -------
                                                                           1,279
      CONTAINERS 0.4%
      --------------------------------------------------------------------------
    o Crown Holdings, Inc.  25,000                                           211

      ELECTRONICS 10.7%
      --------------------------------------------------------------------------
    = Acuity Brands, Inc.  10,300                                            252
    o Acxiom Corp.  22,000                                                   509
 o(1) Alliant Techsystems, Inc.  13,500                                      800
   =o Aspect Communications Corp.  33,900                                    401
   =o Benchmark Electronics, Inc.  13,900                                    376
    o C-COR.net Corp.  16,300                                                148
    o Checkpoint Systems, Inc.  10,200                                       164
    o Dionex Corp. 6,500                                                     332
    = Harman International Industries, Inc.  7,200                           546
    o LeCroy Corp.  15,200                                                   293
    o Littelfuse, Inc.  7,000                                                269
      Raven Industries, Inc.  8,200                                          266
    o SCM Microsystems, Inc.  28,800                                         181
    o Technitrol, Inc.  11,400                                               242
    o Thomas & Betts Corp.  9,100                                            219
    o Viasat, Inc.  9,900                                                    218
    o Western Wireless Corp., Class A  11,000                                229
                                                                         -------
                                                                           5,445
      ENERGY: RAW MATERIALS 1.5%
      --------------------------------------------------------------------------
      Joy Global, Inc.  7,500                                                197
    o Prima Energy Corp.  13,000                                             483
      World Fuel Services Corp.  2,300                                        97
                                                                         -------
                                                                             777
      FOOD & AGRICULTURE 4.8%
      --------------------------------------------------------------------------
    o 7-Eleven, Inc.  20,300                                                 327
      Corn Products International, Inc.  7,000                               298
    o Darling International, Inc.  84,600                                    321
      Flowers Foods, Inc.  11,300                                            277
    o J & J Snack Foods Corp.  4,000                                         153
      Lance, Inc.  13,100                                                    198
    o The Pantry, Inc.  18,800                                               375
      Sanderson Farms, Inc.  13,350                                          496
                                                                         -------
                                                                           2,445

                                                         See financial notes. 45

SCHWAB SMALL-CAP EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      HEALTHCARE / DRUGS & MEDICINE 10.8%
      --------------------------------------------------------------------------
    o Align Technology, Inc.  6,800                                          118
    o America Service Group, Inc.  9,300                                     341
    o AMERIGROUP Corp.  13,300                                               552
    o Arqule, Inc.  13,300                                                    88
      Arrow International, Inc.  11,700                                      350
      Cambrex Corp.  9,000                                                   223
    o DJ Orthopedics, Inc.  15,000                                           345
    o Haemonetics Corp.  15,000                                              423
    o Kendle International, Inc.  14,900                                     123
    = Mine Safety Appliances Co.  12,800                                     347
      Nature's Sunshine Products, Inc.  26,300                               381
    o Osteotech, Inc.  21,000                                                139
      Owens & Minor, Inc.  12,100                                            294
    o PSS World Medical, Inc.  31,900                                        357
    o Respironics, Inc.  5,200                                               273
    o Sierra Health Services, Inc.  12,200                                   453
    o Techne Corp.  4,200                                                    164
    o Visx, Inc.  8,200                                                      180
    o Wright Medical Group, Inc.  9,000                                      309
                                                                         -------
                                                                           5,460
      HOUSEHOLD PRODUCTS 1.4%
      --------------------------------------------------------------------------
 =(8) Church & Dwight Co., Inc.  13,100                                      589
    o Elizabeth Arden, Inc.  5,300                                           116
                                                                         -------
                                                                             705
      INSURANCE 3.7%
      --------------------------------------------------------------------------
    = Delphi Financial Group, Inc., Class A  9,150                           368
    o FPIC Insurance Group, Inc.  8,600                                      190
      Odyssey Re Holdings Corp.  12,400                                      294
    o Philadelphia Consolidated
      Holding Co.  2,500                                                     144
      State Auto Financial Corp.  16,000                                     449
    o Stewart Information Services Corp.  8,300                              295
    o Universial American Financial
      Corp.  13,900                                                          153
                                                                         -------
                                                                           1,893
      MEDIA 0.4%
      --------------------------------------------------------------------------
    o Consolidated Graphics, Inc.  5,300                                     198

      MISCELLANEOUS FINANCE 2.9%
      --------------------------------------------------------------------------
    o CompuCredit Corp.  20,000                                              331
      Fidelity Bankshares, Inc.  4,000                                       133
      First Albany Cos., Inc.  6,000                                          75
      First Financial Holdings, Inc.  5,800                                  166
      Independent Bank Corp. Michigan  4,180                                 105
      MB Financial, Inc.  4,350                                              153
    o Meritage Corp.  2,800                                                  190
      New Century Financial Corp.  7,600                                     322
                                                                         -------
                                                                           1,475
      NON-DURABLES & ENTERTAINMENT 4.6%
      --------------------------------------------------------------------------
    o CEC Entertainment, Inc.  9,600                                         328
    o Handleman Co.  16,400                                                  369
 =(7) Lone Star Steakhouse & Saloon,
      Inc.  19,300                                                           593
    o SCP Pool Corp.  7,100                                                  286
    o Service Corp. International  71,400                                    528
      World Wrestling Entertainment,
      Inc.  14,600                                                           201
                                                                         -------
                                                                           2,305
      OIL: DOMESTIC 3.3%
      --------------------------------------------------------------------------
    o Clayton Williams Energy, Inc.  15,800                                  498
o(10) Tesoro Petroleum Corp.  28,500                                         579
=o(5) Universal Compression Holdings,
      Inc.  20,400                                                           607
                                                                         -------
                                                                           1,684
      PRODUCER GOODS & MANUFACTURING 7.8%
      --------------------------------------------------------------------------
      Aptargroup, Inc.  6,900                                                271
    o Catalyst Semiconductor, Inc.  17,700                                   129
      Cognex Corp.  5,600                                                    178
      Franklin Electric Co., Inc.  5,100                                     307
 =(3) Graco, Inc.  23,400                                                    660
    o Hexcel Corp.  19,900                                                   167
      Lennox International, Inc.  12,600                                     211
      MSC Industrial Direct Co., Class A  6,400                              183
      Nordson Corp.  4,300                                                   149
    o Plug Power, Inc.  857                                                    7
      Sauer-Danfoss, Inc.  24,900                                            374


46 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Tennant Co.  12,500                                                    496
    o Tenneco Automotive, Inc.  29,200                                       403
      The Timken Co.  20,000                                                 441
                                                                         -------
                                                                           3,976
      RAILROAD & SHIPPING 0.6%
      --------------------------------------------------------------------------
    o SCS Transportation, Inc.  12,900                                       295

      REAL PROPERTY 2.6%
      --------------------------------------------------------------------------
    o American Retirement Corp.  63,600                                      315
    o Avatar Holdings, Inc.  6,900                                           263
    o Jones Lang LaSalle, Inc.  22,900                                       541
    o Trammell Crow Co.  13,500                                              182
                                                                         -------
                                                                           1,301
      RETAIL 3.3%
      --------------------------------------------------------------------------
    o Big 5 Sporting Goods Corp.  5,100                                      127
      Borders Group, Inc.  12,500                                            300
    o The Children's Place Retail Stores, Inc.  7,500                        197
   =o The Men's Wearhouse, Inc.  7,200                                       183
    o Pacific Sunwear of California  9,300                                   200
    o Party City Corp.  11,400                                               190
    o Pathmark Stores, Inc.  35,000                                          299
      Ruddick Corp.  9,700                                                   198
                                                                         -------
                                                                           1,694
      TELEPHONE 1.5%
      --------------------------------------------------------------------------
    o Alaska Communications Systems Group,
      Inc.  34,500                                                           245
    o Inet Technologies, Inc.  10,500                                        103
      North Pittsburgh Systems, Inc.  8,000                                  143
    o Primus Telecommunications Group,
      Inc.  17,700                                                            99
    o US LEC Corp., Class A  37,200                                          175
                                                                         -------
                                                                             765
      TOBACCO 0.2%
      --------------------------------------------------------------------------
    o M & F Worldwide Corp.  9,700                                           120

      TRAVEL & RECREATION 1.2%
      --------------------------------------------------------------------------
  (4) Choice Hotels International, Inc.  13,900                              624

      TRUCKING & FREIGHT 1.6%
      --------------------------------------------------------------------------
    o Forward Air Corp.  8,200                                               273
      Heartland Express, Inc.  12,700                                        311
    o Pacer International, Inc.  11,000                                      207
                                                                         -------
                                                                             791
      UTILITIES: ELECTRIC & GAS 1.9%
      --------------------------------------------------------------------------
      Cleco Corp.  14,900                                                    268
 =(2) UGI Corp.  21,600                                                      680
                                                                         -------
                                                                             948

      SECURITY                                  FACE AMOUNT
        RATE, MATURITY DATE                     ($ x 1,000)

      SHORT-TERM INVESTMENT
      1.0% of net assets

      Bank One, Grand Cayman
      Time Deposit
        0.50%, 05/03/04                            522                      522

      U.S. TREASURY OBLIGATION
      0.2% of net assets

    = U.S. Treasury Bill,
        0.92%, 06/17/04                             90                       90

END OF INVESTMENTS.


                                                         See financial notes. 47

SCHWAB SMALL-CAP EQUITY FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $50,780 a
Receivables:
     Dividends                                                               29
Prepaid expenses                                                      +      19
                                                                      ----------
TOTAL ASSETS                                                             50,828

LIABILITIES
--------------------------------------------------------------------------------
Payables:
     Fund shares redeemed                                                    49
     Due to brokers for futures                                               6
     Investment adviser and administrator fees                                2
     Transfer agent and shareholder service fees                              1
Accrued expenses                                                      +      45
                                                                      ----------
TOTAL LIABILITIES                                                           103

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             50,828
TOTAL LIABILITIES                                                     -     103
                                                                      ----------
NET ASSETS                                                              $50,725
NET ASSETS BY SOURCE
Capital received from investors                                          41,389
Net investment loss                                                         (24)
Net realized capital gains                                                2,278
Net unrealized capital gains                                              7,082 b
NET ASSET VALUE (NAV) BY SHARE CLASS

                                                    SHARES
SHARE CLASS                 NET ASSETS    /    OUTSTANDING    =          NAV
Investor Shares               $33,936                2,609           $ 13.01
Select Shares                 $16,789                1,290           $ 13.02


  Unless stated, all numbers x 1,000.

a The fund paid $43,688 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases                 $24,455
  Sales/maturities          $18,077

b These derive from investments and futures. As of the report date, the fund had two open Russell 2000 futures contracts due to expire on June 23, 2004, with an aggregate net contract value of $560 and net unrealized losses of $10.

FEDERAL TAX DATA
---------------------------------------------
PORTFOLIO COST                        $43,688
NET UNREALIZED GAINS AND LOSSES:
Gains                                  $8,488
Losses                             +   (1,396)
                                   ----------
                                       $7,092
AS OF OCTOBER 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                          $643
Long-term capital gains                  $123


48 See financial notes.

SCHWAB SMALL-CAP EQUITY FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $271
Interest                                                            +         3
                                                                    ------------
TOTAL INVESTMENT INCOME                                                     274

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    2,214
Net realized gains received on futures contracts                    +        94
                                                                    ------------
NET REALIZED GAINS                                                        2,308

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       2,693
Net unrealized losses on futures contracts                          +       (40)
                                                                    ------------
NET UNREALIZED GAINS                                                      2,653

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   253 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           40 b
   Select Shares                                                              8 b
Trustees' fees                                                                3 c
Custodian fees                                                               13
Portfolio accounting fees                                                    11
Professional fees                                                            17
Registration fees                                                             9
Shareholder reports                                                          20
Other expenses                                                      +         1
                                                                    ------------
Total expenses                                                              375
Expense reduction                                                   -        77 d
                                                                    ------------
NET EXPENSES                                                                298

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     274
NET EXPENSES                                                        -       298
                                                                    ------------
NET INVESTMENT LOSS                                                         (24)
NET REALIZED GAINS                                                        2,308 e
NET UNREALIZED GAINS                                                +     2,653 e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $4,937

Unless stated, all numbers x 1,000.

a Calculated as 1.05% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $74 from the investment adviser (CSIM) and $3 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, as follows:

                                % OF AVERAGE
SHARE CLASS                 DAILY NET ASSETS
-----------                 ----------------
Investor Shares                         1.30
Select Shares                           1.12

  This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $4,961.


                                                         See financial notes. 49

SCHWAB SMALL-CAP EQUITY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods only. All numbers x 1,000. Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    7/1/03*-10/31/03
Net investment loss                                    ($24)               ($50)
Net realized gains                                    2,308                 786
Net unrealized gains                     +            2,653               4,429
                                         ---------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                       4,937               5,165

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Distributions from net realized gains
Investor Shares                                         500                  --
Select Shares                            +              266                  --
                                         ---------------------------------------
TOTAL DISTRIBUTIONS FROM NET
REALIZED GAINS                                         $766                 $--

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                     11/1/03-4/30/04          7/1/03-10/31/03
                                   SHARES        VALUE       SHARES       VALUE
SHARES SOLD
Investor Shares                       772       $9,967        2,272     $23,526
Select Shares                      +  162        2,103        1,245      12,704
                                   ---------------------------------------------
TOTAL SHARES SOLD                     934      $12,070        3,517     $36,230
SHARES REINVESTED
Investor Shares                        37         $453           --         $--
Select Shares                      +   17          204           --          --
                                   ---------------------------------------------
TOTAL SHARES REINVESTED                54         $657           --         $--
SHARES REDEEMED
Investor Shares                      (367)     ($4,764)        (105)    ($1,137)
Select Shares                      +  (96)      (1,260)         (38)       (407)
                                   ---------------------------------------------
TOTAL SHARES REDEEMED                (463)     ($6,024)        (143)    ($1,544)
NET TRANSACTIONS IN FUND
SHARES                                525       $6,703        3,374     $34,686


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       11/1/03-4/30/04        7/1/03-10/31/03
                                   SHARES   NET ASSETS       SHARES  NET ASSETS
Beginning of period                 3,374    $  39,851           --         $--
Total increase                   +    525       10,874        3,374      39,851 a
                                   ---------------------------------------------
END OF PERIOD                       3,899    $  50,725        3,374     $39,851 b

  Unless stated, all numbers x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

b Includes net investment loss in the amount of $24 at the end of the current period.

* Commencement of operations.


50 See financial notes.

SCHWAB HEDGED EQUITY FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                        11/1/03-    11/1/02-    9/3/02 1-
                                                        4/30/04*    10/31/03     10/31/02
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.53        9.84        10.00
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment loss                                    (0.04)      (0.09)       (0.01)
   Net realized and unrealized gains or losses             0.73        1.78        (0.15)
                                                        ----------------------------------------------------------------------------
   Total income or losses from investment operations       0.69        1.69        (0.16)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                          12.22       11.53         9.84
                                                        ----------------------------------------------------------------------------
Total return (%)                                           5.98 2     17.17        (1.60) 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses (including dividend
     expense on short sales)                               2.41 3      2.37         2.39 3
   Net operating expenses (excluding dividend
     expense on short sales)                               2.10 3,4    2.00         2.00 3
   Gross operating expenses                                2.72 3      2.77         3.33 3
   Net investment loss                                    (0.77) 3    (0.90)       (0.79) 3
Portfolio turnover rate                                      45 2       114           68 2
Net assets, end of period ($ x 1,000,000)                    50          44           32

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 2.00% if certain non-routine expenses (interest expense) had not been included.


                                                         See financial notes. 51

SCHWAB HEDGED EQUITY FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top five long holdings and short positions, the number in the circle is the security's rank among their respective top five.

(1) Top five long holdings/short positions

 o  Non-income producing security

 @  Collateral for short sales

                                                     COST/PROCEEDS       VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 98.3%    COMMON STOCK                                    41,689         49,035
  8.2%    SHORT-TERM
          INVESTMENTS                                      4,099          4,099
--------------------------------------------------------------------------------
106.5%    TOTAL INVESTMENTS                               45,788         53,134
(25.0)%   SHORT SALES                                    (12,425)       (12,459)
 18.5%    OTHER ASSETS AND
          LIABILITIES, NET                                                9,224
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                               49,899

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     COMMON STOCK 98.3% of net assets

     AEROSPACE / DEFENSE 1.9%
     ---------------------------------------------------------------------------
     Goodrich Corp.  400                                                      12
   @ Rockwell Collins, Inc.  9,500                                           306
   @ Rockwell International Corp.  9,600                                     314
   @ United Technologies Corp.  3,500                                        302
                                                                         -------
                                                                             934
     AIR TRANSPORTATION 0.3%
     ---------------------------------------------------------------------------
   @ Fedex Corp.  1,700                                                      122

     ALCOHOLIC BEVERAGES 0.0%
     ---------------------------------------------------------------------------
     Brown-Forman Corp.  200                                                   9

     APPAREL 1.4%
     ---------------------------------------------------------------------------
     Kellwood Co. 500                                                         20
   @ Reebok International Ltd.  2,900                                        105
  @o Timberland Co., Class A  5,100                                          320
   @ VF Corp.  5,900                                                         272
                                                                         -------
                                                                             717
     AUTOMOBILE PRODUCTS / MOTOR VEHICLES 3.0%
     ---------------------------------------------------------------------------
   o Advance Auto Parts, Inc.  7,300                                         315
   @ Carlisle Cos., Inc.  4,800                                              284
   @ Eaton Corp.  5,600                                                      333
     Ford Motor Co.  19,000                                                  292
     Lear Corp.  4,400                                                       267
                                                                         -------
                                                                           1,491
     BANKS 6.3%
     ---------------------------------------------------------------------------
     Associated Bancorp.  5,600                                              229
     BancorpSouth, Inc.  2,200                                                45
     Bank of Hawaii Corp.  1,900                                              83
   @ Commerce Bancshares, Inc.  4,088                                        184
     Cullen Frost Bankers, Inc.  5,000                                       216
   @ Doral Financial Corp.  9,250                                            303
     First Bancorp Puerto Rico  2,100                                         77
     Marshall & Ilsley Corp.  8,000                                          294
     National City Corp.  8,300                                              288
     PNC Financial Services Corp.  4,700                                     250
   @ Popular, Inc.  7,006                                                    294
   @ UnionBanCal Corp.  5,400                                                289
   @ Wachovia Corp.  6,600                                                   302
     Zions Bancorp.  4,649                                                   263
                                                                         -------
                                                                           3,117
     BUSINESS MACHINES & SOFTWARE 5.8%
     ---------------------------------------------------------------------------
   @ 3M Co.  3,500                                                           303
     Autodesk, Inc.  8,489                                                   284
  @o BMC Software, Inc.  16,700                                              289
  @o Cisco Systems, Inc.  11,300                                             236
     Fair, Isaac & Co., Inc.  8,200                                          276
     Hewlett Packard Co.  13,400                                             264
  @o Lexmark International, Inc., Class A  3,700                             335
  @o NCR Corp.  7,500                                                        335
  @o Storage Technology Corp.  11,400                                        299
   o Sybase, Inc.  14,600                                                    250
   o Xerox Corp.  500                                                          7
                                                                         -------
                                                                           2,878

52 See financial notes.

SCHWAB HEDGED EQUITY FUND

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     BUSINESS SERVICES 3.1%
     ---------------------------------------------------------------------------
   @ Cendant Corp.  12,200                                                   289
   o CheckFree Corp.  7,800                                                  234
  @o Citrix Systems, Inc.  13,816                                            263
   o Earthlink, Inc.  9,100                                                   84
   @ H&R Block, Inc.  5,500                                                  248
   @ IMS Health, Inc.  13,400                                                338
  @o Polycom, Inc.  5,487                                                    105
                                                                         -------
                                                                           1,561
     CHEMICAL 1.6%
     ---------------------------------------------------------------------------
     Cytec Industries, Inc.  6,200                                           244
   o Hercules, Inc.  11,500                                                  128
     MacDermid, Inc.  3,900                                                  126
     PPG Industries, Inc.  5,000                                             296
                                                                         -------
                                                                             794
     CONSTRUCTION 3.4%
     ---------------------------------------------------------------------------
     D.R. Horton, Inc.  6,600                                                190
   @ KB Home  4,400                                                          303
     Masco Corp.  9,200                                                      258
     Standard Pacific Corp.  600                                              30
     The Ryland Group, Inc.  3,400                                           269
@(4) The Sherwin-Williams Co.  9,100                                         346
     Vulcan Materials Co.  6,500                                             301
                                                                         -------
                                                                           1,697
     CONSUMER DURABLES 2.3%
     ---------------------------------------------------------------------------
   @ Black & Decker Corp.  5,300                                             307
   o Penn National Gaming, Inc.  11,164                                      329
  @o Rent-A-Center, Inc.  9,950                                              291
     Toro Co.  3,700                                                         215
                                                                         -------
                                                                           1,142
     CONTAINERS 0.6%
     ---------------------------------------------------------------------------
   @ Ball Corp.  4,200                                                       277
   o Crown Holdings, Inc.  4,600                                              39
                                                                         -------
                                                                             316
     ELECTRONICS 7.7%
     ---------------------------------------------------------------------------
     Acuity Brands, Inc.  2,900                                               71
   o Alliant Techsystems, Inc.  5,600                                        332
  @o Amkor Technology, Inc.  5,820                                            47
   o Arrow Electronics, Inc.  700                                             18
   o Aspect Telecomunications Corp.  1,200                                    14
   o Atmel Corp.  20,000                                                     117
   o Avnet, Inc.  2,500                                                       54
  @o Benchmark Electronics, Inc.  7,700                                      208
   o Dionex Corp.  1,700                                                      87
     Harman International Industries, Inc.  4,000                            303
   @ Intel Corp.  9,700                                                      250
   o International Rectifier Corp.  3,600                                    143
     ITT Industries, Inc.  200                                                16
   @ Motorola, Inc.  16,600                                                  303
   o National Semiconductor Corp.  200                                         8
   o Nextel Communications, Inc., Class A  11,000                            262
     PerkinElmer, Inc.  14,100                                               271
  @o Plantronics, Inc.  6,000                                                228
   o Sanmina-SCI Corp.  300                                                    3
   @ Scientific Atlanta, Inc.  9,000                                         291
   o Synopsys, Inc.  6,800                                                   182
     Tektronix, Inc.  600                                                     18
   @ Texas Instruments, Inc.  10,500                                         264
   o Thermo Electron Corp.  3,200                                             93
   o Western Wireless Corp. Class A  13,270                                  276
                                                                         -------
                                                                           3,859
     ENERGY: RAW MATERIALS 0.9%
     ---------------------------------------------------------------------------
     Burlington Resources, Inc.  1,300                                        87
     Devon Energy Corp.  1,300                                                80
     Peabody Energy Corp.  5,900                                             277
                                                                         -------
                                                                             444
     FOOD & AGRICULTURE 3.7%
     ---------------------------------------------------------------------------
   o 7-Eleven, Inc.  6,300                                                   102
 (1) Coca-Cola Enterprises, Inc.  14,400                                     389
     Corn Products International, Inc.  4,500                                191

                                                         See financial notes. 53

SCHWAB HEDGED EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     Flowers Foods, Inc.  7,100                                              174
     H.J. Heinz Co.  2,800                                                   107
     Hershey Foods Corp.  3,500                                              311
 (5) Kellogg Co.  8,000                                                      343
     PepsiAmericas, Inc.  11,700                                             233
                                                                         -------
                                                                           1,850
     HEALTHCARE / DRUGS & MEDICINE 6.1%
     ---------------------------------------------------------------------------
   o Amerigroup Corp.  1,100                                                  46
   @ Bausch & Lomb, Inc.  5,400                                              339
   @ Becton Dickinson & Co.  6,300                                           318
   @ C.R. Bard, Inc.  2,800                                                  298
   o Community Health Systems, Inc.  400                                      10
  @o Conventry Healthcare, Inc.  7,650                                       320
   o Cytec Corp.  15,700                                                     336
  @o DaVita, Inc.  6,700                                                     342
  @o Health Net, Inc.  8,900                                                 226
   o King Pharmaceuticals, Inc.  5,100                                        88
     Manor Care, Inc.  4,400                                                 143
   o Pediatrix Medical Group, Inc.  500                                       36
   @ United Healthcare Corp.  4,500                                          277
  @o VISX, Inc.  11,700                                                      256
                                                                         -------
                                                                           3,035
     HOUSEHOLD PRODUCTS 1.7%
     ---------------------------------------------------------------------------
     Church & Dwight, Inc.  4,700                                            211
     Estee Lauder Cos., Inc., Class A  5,900                                 270
     Gillette Co.  1,700                                                      70
     Procter & Gamble Co.  2,600                                             275
                                                                         -------
                                                                             826
     INSURANCE 9.3%
     ---------------------------------------------------------------------------
   @ AFLAC, Inc.  7,300                                                      308
   o Allmerica Financial Corp.  8,700                                        302
     Allstate Corp.  5,700                                                   262
     AMBAC, Inc.  4,200                                                      290
     Delphi Financial Group Inc.,
     Class A  4,450                                                          179
   @ Fidelity National Financial, Inc.  8,305                                304
   @ First American Financial Corp.  11,000                                  298
     Lincoln National Corp.  6,400                                           287
     Metlife, Inc.  8,200                                                    283
     Nationwide Financial Services, Inc.  6,700                              230
     Odyssey Re Holdings Corp.  3,000                                         71
     Old Republic International Corp.  12,400                                288
     Principal Financial Group, Inc.  9,600                                  339
     Prudential Financial, Inc.  1,200                                        53
     Safeco Corp.  6,891                                                     302
     StanCorp. Financial Group, Inc.  3,600                                  223
   @ The Progressive Corp.  3,500                                            306
     Transatlantic Holdings, Inc.  300                                        27
     W.R. Berkley Corp.  7,450                                               302
                                                                         -------
                                                                           4,654
     MEDIA 2.4%
     ---------------------------------------------------------------------------
   o EchoStar Communications Corp.  7,871                                    261
     McClatchy Co., Class A  1,500                                           107
     McGraw Hill Cos., Inc.  3,400                                           268
     Media General, Inc.  3,500                                              252
  @o PanAmSat Corp.  14,087                                                  325
                                                                         -------
                                                                           1,213
     MISCELLANEOUS 0.4%
     ---------------------------------------------------------------------------
   o SpectraSite, Inc.  5,200                                                194

     MISCELLANEOUS FINANCE 5.2%
     ---------------------------------------------------------------------------
     Citigroup, Inc.  600                                                     29
   o Compucredit Corp.  5,912                                                 98
   @ Countrywide Credit Industries, Inc.  4,600                              273
   @ Fannie Mae  4,100                                                       282
     Franklin Resources, Inc.  5,300                                         291
   @ Legg Mason, Inc.  3,400                                                 313
     Lehman Brothers Holdings, Inc.  3,500                                   257
     MBNA Corp.  3,500                                                        85
     Morgan Stanley  400                                                      20
     New Century Financial Corp.  6,800                                      288
   @ Nuveen Investments, Inc.  2,800                                          72
     SLM Corp.  6,700                                                        257
   @ The Bear Stearns Cos., Inc.  3,100                                      248
     The Goldman Sachs Group, Inc.  100                                       10
   o WFS Financial, Inc.  1,775                                               79
                                                                         -------
                                                                           2,602

54 See financial notes.

SCHWAB HEDGED EQUITY FUND

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     NON-DURABLES & ENTERTAINMENT 4.1%
     ---------------------------------------------------------------------------
   o American Greetings Corp.,
     Class A  10,100                                                         207
  @o Energizer Holdings, Inc.  6,900                                         299
   @ Fortune Brands, Inc.  4,000                                             305
     Hasbro, Inc.  14,000                                                    264
     McDonalds Corp.  11,000                                                 300
   o Service Corp. International  9,400                                       69
   o The Yankee Candle Co.  11,100                                           301
  @o Yum! Brands, Inc.  8,100                                                314
                                                                         -------
                                                                           2,059
     NON-FERROUS METALS 0.6%
     ---------------------------------------------------------------------------
     Mueller Industries, Inc.  1,300                                          44
  @o Phelps Dodge Corp.  3,800                                               250
                                                                         -------
                                                                             294
     OIL: DOMESTIC 1.0%
     ---------------------------------------------------------------------------
     Marathon Oil Corp.  1,700                                                57
   o Tesoro Petroleum Corp.  16,300                                          331
   o Universal Compression Holdings,
     Inc.  3,400                                                             101
                                                                         -------
                                                                             489
     OPTICAL & PHOTO 0.4%
     ---------------------------------------------------------------------------
   o Ingram Micro, Inc., Class A  14,700                                     176

     PAPER & FOREST PRODUCTS 1.6%
     ---------------------------------------------------------------------------
   o Louisiana-Pacific Corp.  13,000                                         306
     Temple-Inland, Inc.  4,400                                              272
     Weyerhaeuser Co.  3,800                                                 225
                                                                         -------
                                                                             803
     PRODUCER GOODS & MANUFACTURING 4.0%
     ---------------------------------------------------------------------------
     Blyth, Inc.  5,300                                                      172
@(3) Briggs & Stratton Corp.  5,100                                          357
     Clarcor, Inc.  1,200                                                     53
     Deere & Co.  4,700                                                      320
     Graco, Inc.  7,350                                                      207
     Harsco Corp.  4,400                                                     192
     Herman Miller, Inc.  11,193                                             294
     Hon Industries, Inc.  4,400                                             163
   o Terex Corp.  7,700                                                      253
                                                                         -------
                                                                           2,011
     RETAIL 6.1%
     ---------------------------------------------------------------------------
  @o Barnes & Noble, Inc.  8,700                                             260
     Borders Group, Inc.  12,100                                             290
     Claire's Stores, Inc.  15,300                                           312
     Dollar General Corp.  7,700                                             144
   @ Federated Department Stores, Inc.  6,500                                318
   o Rite Aid Corp.  20,000                                                   98
     Ross Stores, Inc.  10,000                                               305
     Saks, Inc.  20,000                                                      288
     Tandy Corp.  9,200                                                      283
     The Gap, Inc.  15,400                                                   339
     The Neiman-Marcus Group, Inc.,
     Class A  6,000                                                          292
   o United Stationers, Inc.  1,800                                           68
   o Zale Corp.  600                                                          34
                                                                         -------
                                                                           3,031
     TELEPHONE 3.6%
     ---------------------------------------------------------------------------
     Alltel Corp.  900                                                        45
  @o Amdocs Ltd.  10,500                                                     279
     AT&T Corp.  4,000                                                        69
     BellSouth Corp.  11,200                                                 289
     Century Telephone Enterprises, Inc.
     9,000                                                                   260
   o Citizens Communications Co.  20,000                                     261
   @ Sprint Corp.  17,200                                                    308
   o Time Warner Telecom, Inc.,
     Class A  19,986                                                          76
     Verizon Communications, Inc.  5,600                                     211
                                                                         -------
                                                                           1,798
     TRAVEL & RECREATION 2.7%
     ---------------------------------------------------------------------------
     Brunswick Corp.  7,100                                                  292
   o Caesars Enternaintment, Inc.  20,000                                    265
     Choice Hotels International, Inc.  3,900                                175
     Mariott International, Inc., Class A  6,600                             311
  @o MGM MIRAGE  6,800                                                       312
                                                                         -------
                                                                           1,355

                                                         See financial notes. 55

SCHWAB HEDGED EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     TRUCKING & FREIGHT 1.3%
     ---------------------------------------------------------------------------
     CNF, Inc.  9,000                                                        329
   o Landstar System, Inc.  7,238                                            325
                                                                         -------
                                                                             654
     UTILITIES: ELECTRIC & GAS 5.8%
     ---------------------------------------------------------------------------
   o AES Corp.  12,100                                                       105
     CenterPoint Energy, Inc.  17,900                                        193
     Constellation Energy Group, Inc.  8,700                                 335
     Edison International  12,800                                            300
     Energy East Corp.  6,600                                                155
     Great Plains Energy, Inc.  7,600                                        237
     Kinder Morgan, Inc.  1,400                                               84
     National Fuel Gas Co.  9,100                                            223
     Oneok, Inc.  7,400                                                      155
     Questar Corp.  9,100                                                    323
 (2) TXU Corp.  10,600                                                       362
     UGI Corp.  5,450                                                        172
     Westar Energy, Inc.  8,200                                              167
     Xcel Energy, Inc.  5,900                                                 99
                                                                         -------
                                                                           2,910
     SHORT-TERM INVESTMENTS
     8.2% of net assets
     Provident Institutional Funds --
     TempCash  963,713                                                       964
     Provident Institutional Funds --
     TempFund  3,135,306                                                   3,135
                                                                         -------
                                                                           4,099

END OF INVESTMENTS.

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     SHORT SALES 25.0% of net assets

     AEROSPACE / DEFENSE 0.6%
     ---------------------------------------------------------------------------
     Raytheon Co.  7,600                                                     245
     Trimble Navigation Ltd.  3,000                                           75
                                                                         -------
                                                                             320
     AIR TRANSPORTATION 0.3%
     ---------------------------------------------------------------------------
     AirTran Holdings, Inc.  1,800                                            22
     Jetblue Airways Corp.  4,488                                            124
                                                                         -------
                                                                             146
     ALCOHOLIC BEVERAGES 0.3%
     ---------------------------------------------------------------------------
     Constellation Brands, Inc.,
     Class A  4,600                                                          152

     AUTOMOBILE PRODUCTS / MOTOR VEHICLES 1.0%
     ---------------------------------------------------------------------------
     O'Reilly Automotive, Inc.  5,462                                        245
     Sonic Automotive, Inc.  2,300                                            58
     Superior Industries International, Inc.
       6,400                                                                 218
                                                                         -------
                                                                             521
     BANKS 0.9%
     ---------------------------------------------------------------------------
     B B & T Corp.  6,700                                                    231
     BankNorth Group, Inc.  3,800                                            117
     Citizens Banking Corp. MICH  3,200                                       98
                                                                         -------
                                                                             446
     BUSINESS MACHINES & SOFTWARE 0.3%
     ---------------------------------------------------------------------------
     Compuware Corp.  4,800                                                   37
     Comverse Technology, Inc.  4,000                                         65
     Icon Office Solutions, Inc.  700                                          8
     Novell, Inc.  5,444                                                      52
     PalmOne, Inc.  100                                                        2
                                                                         -------
                                                                             164

56 See financial notes.

     SCHWAB HEDGED EQUITY FUND

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     BUSINESS SERVICES 2.0%
     ---------------------------------------------------------------------------
     Bearingpoint, Inc.  2,200                                                22
     Career Education Corp.  2,200                                           141
     Ebay, Inc.  200                                                          16
     Interpublic Group of Cos., Inc.  9,200                                  145
     Mentor Graphics Corp.  11,529                                           191
     Mercury Interactive Corp.  4,400                                        187
     Netflix, Inc.  1,100                                                     28
     Take 2 Interactive Software, Inc.  2,600                                 75
     Weight Watchers International, Inc.  3,900                              152
     Wynn Resorts Ltd.  900                                                   36
                                                                         -------
                                                                             993
     CHEMICAL 0.5%
     ---------------------------------------------------------------------------
     Celgene Corp.  1,000                                                     51
     Lyondell Petrochemical Co.  11,300                                      185
                                                                         -------
                                                                             236
     CONSTRUCTION 0.9%
     ---------------------------------------------------------------------------
     Fluor Corp. 3,900                                                       149
     Hovnanian Enterprises, Inc.  3,000                                      108
     Toll Brothers, Inc.  4,600                                              182
                                                                         -------
                                                                             439
     CONSUMER DURABLES 0.6%
     ---------------------------------------------------------------------------
 (2) Newell Rubbermaid, Inc.  13,100                                         310

     ELECTRONICS 0.2%
     ---------------------------------------------------------------------------
     Advanced Fibre Communications, Inc.  400                                  7
     MEMC Electronic Materials, Inc.  3,500                                   28
     NVIDIA Corp.  500                                                        10
     Power Intergrations, Inc.  1,900                                         47
     Solectron Corp.  1,100                                                    5
                                                                         -------
                                                                              97
     ENERGY: RAW MATERIALS 1.2%
     ---------------------------------------------------------------------------
     EOG Resources, Inc.  3,200                                              158
     Evergreen Resources, Inc.  1,300                                         52
     Forest Oil Corp. 5,000                                                  131
     Noble Drilling Corp.  2,100                                              78
     Rowan Cos., Inc.  900                                                    20
     Tidewater, Inc.  4,100                                                  116
     Weatherford International Ltd.  700                                      30
                                                                         -------
                                                                             585
     FOOD & AGRICULTURE 0.6%
     ---------------------------------------------------------------------------
     Del Monte Foods Co.  3,100                                               34
     Fresh del Monte Produce, Inc.  400                                       10
     Sensient Technologies Corp.  11,600                                     237
                                                                         -------
                                                                             281
     HEALTHCARE / DRUGS & MEDICINE 3.3%
     ---------------------------------------------------------------------------
     Allergan, Inc.  200                                                      18
     Applied Biosystems Group  4,900                                          91
     Apria Healthcare Group, Inc.  100                                         3
     Forest Laboratories, Inc.  700                                           45
     Genentech, Inc.  1,300                                                  160
     Gilead Sciences, Inc.  2,500                                            152
     Health Management Associates, Inc.  3,700                                85
     Healthcare Compare Corp.  900                                            15
 (3) Inamed Corp.  5,200                                                     306
     Lincare Holdings, Inc.  300                                              10
     Medimmune, Inc. 6,100                                                   148
     Neurocrine Biosciences, Inc.  1,506                                      99
     Patterson Dental Co.  1,900                                             140
     Pharmaceutical Product Developement, Inc.  7,685                        227
     Pharmaceutical Resources, Inc.  2,200                                    89
     Protein Design Labs, Inc.  1,745                                         43
                                                                         -------
                                                                           1,631

                                                         See financial notes. 57

SCHWAB HEDGED EQUITY FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     INSURANCE 1.4%
     ---------------------------------------------------------------------------
     CNA Financial Corp.  3,100                                               85
     Erie Indemnity Co.  728                                                  34
     Hilb, Rogal & Hamilton Co.  3,600                                       129
     Loews Corp.  1,500                                                       87
     MGIC Investment Corp.  600                                               44
     PMI Group, Inc.  4,000                                                  172
     UnumProvident Corp.  8,200                                              128
                                                                         -------
                                                                             679
     MEDIA 0.7%
     ---------------------------------------------------------------------------
     EW Scripps Co., Class A  700                                             74
 (5) Metro-Goldwyn-Mayer, Inc.  12,000                                       252
                                                                         -------
                                                                             326
     MISCELLANEOUS FINANCE 1.1%
     ---------------------------------------------------------------------------
     CapitalSource, Inc.  100                                                  2
     Cathay General Bancorp.  200                                             13
 (4) Janus Capital Group, Inc.  17,200                                       262
     Leucadia National Corp.  5,100                                          251
                                                                         -------
                                                                             528
     NON-DURABLES & ENTERTAINMENT 0.9%
     ---------------------------------------------------------------------------
     Krispy Kreme Doughnuts, Inc.  3,500                                     114
     Leapfrog Enterprises, Inc.  7,200                                       155
     Marvel Enterprises, Inc.  1,350                                          25
     Panera Bread Co., Class A  300                                           12
     The Cheesecake Factory, Inc.  3,700                                     157
                                                                         -------
                                                                             463
     NON-FERROUS METALS 0.0%
     ---------------------------------------------------------------------------
     Coeur d'Alene Mines Corp.  2,000                                          9

     OIL: DOMESTIC 0.1%
     ---------------------------------------------------------------------------
     National Oilwell, Inc.  1,500                                            42
     Premcor, Inc.  700                                                       24
                                                                         -------
                                                                              66
     OPTICAL & PHOTO 0.2%
     ---------------------------------------------------------------------------
     Lexar Media, Inc.  12,500                                               116

     PAPER & FOREST PRODUCTS 0.0%
     ---------------------------------------------------------------------------
     Smurfit-Stone Container Corp.  200                                        3

     PRODUCER GOODS & MANUFACTURING 0.1%
     ---------------------------------------------------------------------------
     Grainger, Inc.  600                                                      31
     Pentair, Inc.  300                                                       18
     Trinity Industries, Inc.  200                                             6
                                                                         -------
                                                                              55
     RAILROAD & SHIPPING 0.5%
     ---------------------------------------------------------------------------
     Alexander & Baldwin, Inc.  2,759                                         87
     CSX Corp.  4,900                                                        151
                                                                         -------
                                                                             238
     RETAIL 2.4%
     ---------------------------------------------------------------------------
     99 Cents Only Stores  3,000                                              59
     Albertson's, Inc.  1,800                                                 42
     American Eagle Outfitters, Inc.  7,200                                  185
     BJ's Wholesale Club, Inc.  200                                            5
     Carmax, Inc.  3,100                                                      80
     Circuit City Stores, Inc.  18,200                                       213
     Dollar Tree Stores, Inc.  9,100                                         245
     Hot Topic, Inc.  834                                                     19
     Kohls Corp.  5,400                                                      226
     Kroger Co.  2,400                                                        42
     Pier 1 Imports, Inc.  3,800                                              78
                                                                         -------
                                                                           1,194
     STEEL 0.1%
     ---------------------------------------------------------------------------
     Allegheny Technologies, Inc.  6,400                                      65

     TELEPHONE 0.3%
     ---------------------------------------------------------------------------
     Dobson Communications Corp., Class A  400                                 2
     Liberty Media Corp., Class A  5,700                                      62
     Nextel Partners, Inc., Class A  5,204                                    70
     United States Cellular Corp.  100                                         3
                                                                         -------
                                                                             137

58 See financial notes.

SCHWAB HEDGED EQUITY FUND

                                                                        VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
     TRAVEL & RECREATION 1.3%
     ---------------------------------------------------------------------------
     Carnival Corp.  900                                                      38
     Dick's Sporting Goods, Inc.  5,600                                      151
     Extended Stay America, Inc.  8,100                                      158
 (1) Mandalay Resort Group   5,600                                           322
                                                                         -------
                                                                             669
     TRUCKING & FREIGHT 0.4%
     ---------------------------------------------------------------------------
     Yellow Corp.  6,177                                                     210

     UTILITIES: ELECTRIC & GAS 2.8%
     ---------------------------------------------------------------------------
     Aqua America, Inc.  6,900                                               141
     Consolidated Edison, Inc.  2,800                                        116
     Dominion Resources, Inc.  2,900                                         185
     DTE Energy Co.  600                                                      24
     Equitable Resources, Inc.  4,300                                        202
     Exelon Corp.  600                                                        40
     Hawaiian Electric Industries, Inc.  400                                  20
     Indiana Energy, Inc.  2,700                                              65
     Nicor, Inc.  3,100                                                      105
     NiSource, Inc.  3,600                                                    73
     Puget Sound Power & Light Co.  11,300                                   248
     Southern Union Co.  8,200                                               161
                                                                         -------
                                                                           1,380

END OF SHORT SALE POSITIONS.


                                                         See financial notes. 59

SCHWAB HEDGED EQUITY FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                   $53,134 a
Deposits with broker for short sales                                      9,074
Receivables:
  Fund shares sold                                                          123
  Interest                                                                    5
  Dividends                                                                  72
Prepaid expenses                                                     +        9
                                                                     -----------
TOTAL ASSETS                                                             62,417

LIABILITIES
--------------------------------------------------------------------------------
Securities sold short, at value                                          12,459 b
Payables:
  Dividends on short sales                                                   11
  Investment adviser and administrator fees                                   4
  Transfer agent and shareholder service fees                                 1
Accrued expenses                                                     +       43
                                                                     -----------
TOTAL LIABILITIES                                                        12,518

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             62,417
TOTAL LIABILITIES                                                    -   12,518
                                                                     -----------
NET ASSETS                                                              $49,899

NET ASSETS BY SOURCE
Capital received from investors                                          41,162
Net investment loss                                                        (181)
Net realized capital gains                                                1,606
Net unrealized capital gains                                              7,312 c

NET ASSET VALUE (NAV)
                            SHARES
NET ASSETS      /      OUTSTANDING     =       NAV
   $49,899                   4,082          $12.22

  Unless stated, all numbers x 1,000.

a The fund paid $45,788 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases                    $21,447
    Sales/maturities             $21,661

b The proceeds for securities sold short is $12,425

c These derive from investments and short sales.


FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                            $45,934

NET UNREALIZED GAINS AND LOSSES:
Gains                                       8,154
Losses                               +       (954)
                                     -------------
                                           $7,200

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $--
Long-term capital gains                       $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount:
  2010                                        $46
  2011                               +        214
                                     -------------
                                             $260


60 See financial notes.

SCHWAB HEDGED EQUITY FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $352
Interest                                                              +      31
                                                                      ----------
TOTAL INVESTMENT INCOME                                                     383

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    3,640
Net realized losses on short sales                                       (1,649)
                                                                      ----------
NET REALIZED GAINS                                                        1,991

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                         107
Net unrealized gains on short sales                                   +     673
                                                                      ----------
NET UNREALIZED GAINS                                                        780

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   410 a
Transfer agent and shareholder service fees                                  59 b
Trustees' fees                                                                3 c
Custodian and portfolio accounting fees                                      28
Professional fees                                                            18
Registration fees                                                             8
Shareholder reports                                                          15
Interest expense                                                             23
Other expenses                                                        +       2
                                                                      ----------
Total expenses before short sales                                           566
Dividends on short sales                                                     73
Expense reduction                                                     +     (75) d
                                                                      ----------
NET EXPENSES                                                                564

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     383
NET EXPENSES                                                          -     564
                                                                      ----------
NET INVESTMENT LOSS                                                        (181)
NET REALIZED GAINS                                                        1,991 e
NET UNREALIZED GAINS                                                  +     780 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $2,590

  Unless stated, all numbers x 1,000.

a Calculated as 1.75% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 2.00% of average daily net assets. This limit doesn't include interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short.

e These add up to a net gain on investments of $2,771.


                                                         See financial notes. 61

SCHWAB HEDGED EQUITY FUND

Statement of
CHANGES IN NET ASSETS
For the current and prior report period. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                          11/1/03-4/30/04      11/1/02-10/31/03
Net investment loss                                 ($181)                ($338)
Net realized gains or losses                        1,991                  (235)
Net unrealized gains                      +           780                 6,703
                                          --------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                    $2,590                $6,130

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    11/1/03-4/30/04          11/1/02-10/31/03
                                 SHARES         VALUE      SHARES         VALUE
Shares sold                         740        $9,030       1,672       $17,074
Shares redeemed                +   (473)       (5,689)     (1,153)      (11,663) a
                               -------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                              267         3,341         519        $5,411

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    11/1/03-4/30/04          11/1/02-10/31/03
                                 SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period               3,815       $43,968       3,296       $32,427
Total increase                 +    267         5,931         519        11,541 b
                               -------------------------------------------------
END OF PERIOD                     4,082        49,899       3,815       $43,968 c

  Unless stated, all numbers x 1,000.

a The fund charges 1.50% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD          $10
  PRIOR PERIOD            $42

  Dollar amounts are net of the redemption proceeds.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment loss in the amount of $181 at the end of the current period.


62 See financial notes.

COMMUNICATIONS FOCUS FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    7/3/00 1-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   3.57        2.84        4.16        8.13       10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                         0.00 2      0.02        0.03       (0.00) 2     0.00 2
   Net realized and unrealized gains or losses           0.10        0.74       (1.35)      (3.97)      (1.87)
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.10        0.76       (1.32)      (3.97)      (1.87)
Less distributions:
   Dividends from net investment income                 (0.01)      (0.03)         --       (0.00) 2       --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                         3.66        3.57        2.84        4.16        8.13
                                                      ------------------------------------------------------------------------------
Total return (%)                                         2.95 3     26.87      (31.73)     (48.82)      18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.11 4,5    1.04 6      0.89        0.90 7      0.89 4
   Gross operating expenses                              1.69 4      1.77        1.68        1.30        1.71 4
   Net investment income or loss                         0.20 4      0.45        0.69       (0.02)       0.07 4
Portfolio turnover rate                                    41 3       179          94         154          45 3
Net assets, end of period ($ x 1,000,000)                  11          11           9          16          32

* Unaudited.

1 Commencement of operations.

2 Per-share amount was less than $0.01.

3 Not annualized.

4 Annualized.

5 The ratio of net operative expenses would have been 1.10% if certain non-routine expenses (interest expense) had not been included.

6 The ratio of net operating expenses would have been 1.03% if certain non-routine expenses (interest expense) had not been included.

7 The ratio of net operating expenses would have been 0.89% if certain non-routine expenses (interest expense) had not been included.


                                                         See financial notes. 63

COMMUNICATIONS FOCUS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 99.6%    COMMON STOCK                                      10,380       10,626
--------------------------------------------------------------------------------
 99.6%    TOTAL INVESTMENTS                                 10,380       10,626

  0.4%    OTHER ASSETS AND
          LIABILITIES, NET                                                   40
--------------------------------------------------------------------------------
100.0%    TOTAL NET ASSETS                                               10,666

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.6% of net assets

      BUSINESS MACHINES & SOFTWARE 3.8%
      --------------------------------------------------------------------------
    o PTEK Holdings, Inc.  40,000                                            407

      BUSINESS SERVICES 2.6%
      --------------------------------------------------------------------------
    o Aether Systems, Inc.  70,000                                           274

      ELECTRONICS 3.2%
      --------------------------------------------------------------------------
    o Hungarian Telephone & Cable  35,400                                    343

      MEDIA 7.2%
      --------------------------------------------------------------------------
    o American Tower Corp., Class A  18,000                                  224
    o EchoStar Communications Corp.,
      Class A  9,300                                                         310
      The McGraw-Hill Cos., Inc.  3,000                                      236
                                                                         -------
                                                                             770
      TELEPHONE 82.8%
      --------------------------------------------------------------------------
  (2) Alltel Corp.  11,300                                                   569
  (5) AT&T Corp.  31,500                                                     540
  (9) BellSouth Corp.  17,437                                                450
  (1) CenturyTel, Inc.  21,100                                               609
    o Cincinnati Bell, Inc.  79,900                                          316
o(10) Citizens Communications Co.  34,500                                    450
    o Commonwealth Telephone Enterprises,
      Inc.  10,000                                                           417
      CT Communications, Inc.  25,400                                        316
      D&E Communications, Inc.  20,500                                       280
    o General Communication, Inc.,
      Class A  31,000                                                        276
      Hickory Tech Corp.  30,900                                             329
 o(6) Nextel Communications, Inc.,
      Class A  21,900                                                        523
      North Pittsburgh Systems, Inc.  20,300                                 363
    o Primus Telecommunications Group,
      Inc.  47,900                                                           267
 o(8) Qwest Communications International,
      Inc.  118,000                                                          474
  (3) SBC Communications, Inc.  22,604                                       563
  (4) Sprint Corp. (FON Group)  30,900                                       553
      Telephone & Data Systems, Inc.  2,600                                  171
    o Time Warner Telecom, Inc.,
      Class A  38,000                                                        144
    o Ubiquitel, Inc.  97,000                                                401
    o US LEC Corp., Class A  69,000                                          324
  (7) Verizon Communications, Inc.  13,182                                   497
                                                                         -------
                                                                           8,832

END OF INVESTMENTS.


64 See financial notes.

COMMUNICATIONS FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $10,626 a
Receivables:
   Fund shares sold                                                          29
   Dividends                                                                 19
   Investments sold                                                       1,659
Prepaid expenses                                                   +         12
                                                                   -------------
TOTAL ASSETS                                                             12,345

LIABILITIES
--------------------------------------------------------------------------------
Cash overdraft                                                               52
Payables:
   Investments bought                                                     1,600
Accrued expenses                                                   +         27
                                                                   -------------
TOTAL LIABILITIES                                                         1,679

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             12,345
TOTAL LIABILITIES                                                  -      1,679
                                                                   -------------
NET ASSETS                                                              $10,666

NET ASSETS BY SOURCE
Capital received from investors                                          36,357
Net investment income not yet distributed                                     9
Net realized capital losses                                             (25,946)
Net unrealized capital gains                                                246

NET ASSET VALUE (NAV)

                            SHARES
NET ASSETS      /      OUTSTANDING     =       NAV
   $10,666                   2,913           $3.66

Unless stated, all numbers x 1,000.

a The fund paid $10,380 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases               $4,586
    Sales/maturities        $5,356

FEDERAL TAX DATA
--------------------------------------------------
PORTFOLIO COST                            $10,639

NET UNREALIZED GAINS AND LOSSES:
Gains                                      $1,075
Losses                               +     (1,088)
                                     -------------
                                             ($13)

AS OF OCTOBER 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                               $43
Long-term capital gains                       $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
  2008                                     $1,226
  2009                                     13,397
  2010                                      8,364
  2011                               +      3,311
                                     -------------
                                          $26,298


                                                         See financial notes. 65

COMMUNICATIONS FOCUS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                                  $73

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                     684

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized losses on investments                                      (372)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   30 a
Transfer agent and shareholder service fees                                 14 b
Trustees' fees                                                               2 c
Custodian fees                                                              20
Portfolio accounting fees                                                    1
Professional fees                                                           15
Registration fees                                                            5
Shareholder reports                                                          7
Other expenses                                                    +          1
                                                                  ------------
Total expenses                                                              95
Expense reduction                                                 -         33 d
                                                                  ------------
NET EXPENSES                                                                62

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     73
NET EXPENSES                                                      -         62
                                                                  ------------
NET INVESTMENT INCOME                                                       11
NET REALIZED GAINS                                                         684 e
NET UNREALIZED LOSSES                                             +       (372) e
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $323

Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $29 from the investment adviser (CSIM) and $4 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $312.


66 See financial notes.

COMMUNICATIONS FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                          11/1/03-4/30/04      11/1/02-10/31/03
Net investment income                                 $11                   $44
Net realized gains or losses                          684                (2,109)
Net unrealized gains or losses            +          (372)                4,443
                                          --------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                       323                 2,378

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $45                   $87 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04            11/1/02-10/31/03
                                SHARES        VALUE        SHARES         VALUE

Shares sold                        303       $1,135           825        $2,570
Shares reinvested                   11           39            27            78
Shares redeemed             +     (504)      (1,868)       (1,019)       (3,138) b
                            ----------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                    (190)       ($694)         (167)        ($490)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                  11/1/03-4/30/04            11/1/02-10/31/03
                                SHARES   NET ASSETS        SHARES    NET ASSETS
Beginning of period              3,103      $11,082         3,270        $9,281
Total increase or
decrease                    +     (190)        (416)         (167)        1,801 c
                            ----------------------------------------------------
END OF PERIOD                    2,913      $10,666         3,103       $11,082 d

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income            $87
  Long-term capital gains    $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD               $1
  PRIOR PERIOD                 $6

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $9 and $43 at the end of the current period and prior period, respectively.


                                                         See financial notes. 67

FINANCIAL SERVICES FOCUS FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                      11/1/03-    11/1/02-    11/1/01-    11/1/00-    7/3/00 1-
                                                      4/30/04*    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  11.77        9.44        9.75       11.86       10.00
                                                      ------------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.04        0.11        0.12        0.09        0.04
   Net realized and unrealized gains or losses           0.51        2.37       (0.28)      (1.76)       1.82
                                                      ------------------------------------------------------------------------------
   Total income or loss from investment operations       0.55        2.48       (0.16)      (1.67)       1.86
Less distributions:
   Dividends from net investment income                 (0.10)      (0.15)      (0.09)      (0.06)         --
   Distributions from net realized gains                   --          --       (0.06)      (0.38)         --
                                                      ------------------------------------------------------------------------------
   Total distributions                                  (0.10)      (0.15)      (0.15)      (0.44)         --
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        12.22       11.77        9.44        9.75       11.86
                                                      ------------------------------------------------------------------------------
Total return (%)                                         4.68 2     26.68       (1.78)     (14.51)      18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                1.10 3      1.04 4      0.89        0.89        0.89 3
   Gross operating expenses                              1.33 3      1.49        1.32        1.23        1.99 3
   Net investment income                                 0.57 3      1.05        1.20        0.75        1.04 3
Portfolio turnover rate                                    17 2       181         131         151          40 2
Net assets, end of period ($ x 1,000,000)                  20          18          17          21          24

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 1.03% if certain non-routine expenses (interest expense) had not been included.


68 See financial notes.

FINANCIAL SERVICES FOCUS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                            COST         VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
100.2%      COMMON STOCK                                    17,563       20,068

  0.0%      SHORT-TERM
            INVESTMENT                                           5            5
--------------------------------------------------------------------------------
100.2%      TOTAL INVESTMENTS                               17,568       20,073

 (0.2)%     OTHER ASSETS AND
            LIABILITIES, NET                                                (48)
--------------------------------------------------------------------------------
 100.0%     TOTAL NET ASSETS                                             20,025

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  100.2% of net assets

      BANKS 28.0%
      --------------------------------------------------------------------------
      Anchor Bancorp Wisconsin, Inc.  11,000                                 267
      Associated Banc-Corp.  10,000                                          409
      BancFirst Corp.  2,500                                                 138
      Bancorpsouth, Inc.  16,000                                             324
      Bank of America Corp.  5,480                                           441
      Bank of Hawaii Corp.  10,100                                           441
      City National Corp.  6,700                                             413
      Doral Financial Corp.  13,100                                          429
      First Bancorp Puerto Rico  11,200                                      413
      National City Corp.  12,200                                            423
      OceanFirst Financial Corp.  11,200                                     245
      Popular, Inc.  8,800                                                   370
      Second Bancorp., Inc.  4,400                                           132
      UnionBanCal Corp.  8,200                                               438
      Wachovia Corp.  8,500                                                  389
      Zions Bancorp.  6,000                                                  339
                                                                         -------
                                                                           5,611
      INSURANCE 34.9%
      --------------------------------------------------------------------------
      AFLAC, Inc.  10,500                                                    444
      AMBAC Financial Group, Inc.  6,000                                     414
  (4) Arthur J. Gallagher & Co.  15,000                                      484
  (3) Delphi Financial Group, Inc.,
      Class A  12,400                                                        498
  (5) Fidelity National Financial, Inc.  13,200                              483
      First American Corp.  13,100                                           355
      Fremont General Corp.  17,000                                          366
 (10) Metlife, Inc.  13,200                                                  455
      Nationwide Financial Services, Inc.,
      Class A  10,000                                                        344
      Odyssey Re Holdings Corp.  17,500                                      415
      Old Republic International Corp.  15,000                               348
    o Principal Financial Group, Inc.  11,800                                417
  (2) The Progressive Corp.  5,800                                           508
      Reinsurance Group of America,
      Inc.  8,500                                                            330
  (7) Safeco Corp.  10,800                                                   473
  (9) Stancorp Financial Group, Inc.  7,400                                  458
    o Stewart Information Services Corp.  5,500                              195
                                                                         -------
                                                                           6,987
      MISCELLANEOUS FINANCE 35.4%
      --------------------------------------------------------------------------
    o ACE Cash Express, Inc.  8,500                                          259
      The Bear Stearns Cos., Inc.  5,500                                     441
 o(8) Berkshire Hathaway, Inc., Class A  5                                   468
      Berkshire Hills Bancorp, Inc.  3,000                                   101
    o Capital Corp. of the West  10,800                                      399
      Citigroup, Inc.  7,375                                                 355
    o CompuCredit Corp.  18,700                                              310
  (1) Countrywide Financial Corp.  8,599                                     510
    o Delta Financial Corp.  21,500                                          165
    o E*TRADE Group, Inc.  22,800                                            259
      Fannie Mae  6,620                                                      455
      First Financial Holdings, Inc.  3,000                                   85
      Franklin Resources, Inc.  7,600                                        417
      Goldman Sachs Group, Inc.  4,000                                       387
      IndyMac Bancorp, Inc.  13,500                                          434
  (6) Lehman Brothers Holdings, Inc.  6,500                                  477


                                                         See financial notes. 69

FINANCIAL SERVICES FOCUS FUND

PORTFOLIO HOLDINGS continued

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      MBNA Corp.  15,390                                                     375
      Merrill Lynch & Co., Inc.  7,000                                       380
      Nuveen Investments, Inc.,
      Class A  14,700                                                        377
    o WFS Financial, Inc.  10,000                                            445
                                                                         -------
                                                                           7,099
      REAL PROPERTY 1.9%
      --------------------------------------------------------------------------
    o Jones Lang LaSalle, Inc.  10,000                                       236
    o Trammell Crow Co.  10,000                                              135
                                                                         -------
                                                                             371

      SECURITY                                          FACE AMOUNT
         RATE, MATURITY DATE                            ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.0% of net assets
      Brown Brothers Harriman, Grand Cayman
      Time Deposit
         0.50%, 05/03/04                                    5             5

END OF INVESTMENTS.


70 See financial notes.

FINANCIAL SERVICES FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $20,073 a
Receivables:
   Fund shares sold                                                          12
   Dividends                                                                 14
   Investments sold                                                       1,814
Prepaid expenses                                                     +       13
                                                                     -----------
TOTAL ASSETS                                                             21,926

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      39
   Investments bought                                                     1,826
Accrued expenses                                                     +       36
                                                                     -----------
TOTAL LIABILITIES                                                         1,901

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             21,926
TOTAL LIABILITIES                                                    -    1,901
                                                                     -----------
NET ASSETS                                                              $20,025
NET ASSETS BY SOURCE
Capital received from investors                                          17,881
Net investment income not yet distributed                                    18
Net realized capital losses                                                (379)
Net unrealized capital gains                                              2,505

NET ASSET VALUE (NAV)
                              SHARES
NET ASSETS       /       OUTSTANDING    =      NAV
   $20,025                     1,639        $12.22



  Unless stated, all numbers x 1,000.

a The fund paid $17,568 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

Purchases                    $4,369
Sales/maturities             $3,527

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                             $17,573

NET UNREALIZED GAINS AND LOSSES:
Gains                                       $2,787
Losses                                 +      (287)
                                       ------------
                                            $2,500

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                               $119
Long-term capital gains                        $--

CAPITAL LOSSES UTILIZED                        $37

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
   2010                                       $911

                                                         See financial notes. 71

FINANCIAL SERVICES FOCUS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                  $169

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                      537

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                         216

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    55 a
Transfer agent and shareholder service fees                                  25 b
Trustees' fees                                                                2 c
Custodian fees                                                               26
Portfolio accounting fees                                                     1
Professional fees                                                            16
Registration fees                                                             5
Shareholder reports                                                           4
Other expenses                                                        +       1
                                                                      ----------
Total expenses                                                              135
Expense reduction                                                     -      23 d
                                                                      ----------
NET EXPENSES                                                                112

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     169
NET EXPENSES                                                          -     112
                                                                      ----------
NET INVESTMENT INCOME                                                        57
NET REALIZED GAINS                                                          537 e
NET UNREALIZED GAINS                                                  +     216 e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                     $810

  Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $753.


72 See financial notes.

FINANCIAL SERVICES FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment income                                   $57                $176
Net realized gains                                      537                 326
Net unrealized gains                        +           216               3,471
                                            -----------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                         810               3,973

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                   $158                $260 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                           11/1/03-4/30/04                 11/1/02-10/31/03
                         SHARES         VALUE         SHARES              VALUE
Shares sold                 280        $3,532            231             $2,407
Shares reinvested            12           141             25                236
Shares redeemed       +    (220)       (2,750)          (509)            (5,079) b
                      ----------------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES               72          $923           (253)           ($2,436)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                           11/1/03-4/30/04                11/1/02-10/31/03
                         SHARES    NET ASSETS         SHARES         NET ASSETS
Beginning of period       1,567       $18,450          1,820            $17,173
Total increase
or decrease           +      72         1,575           (253)             1,277  c
                      ----------------------------------------------------------
END OF PERIOD             1,639       $20,025          1,567            $18,450  d

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

Ordinary income                        $260
Long-term capital gains                 $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

CURRENT PERIOD          $3
PRIOR PERIOD            $4

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributable net investment income in the amount of $18 and $119 at the end of the current period and prior period, respectively.


                                                         See financial notes. 73

HEALTH CARE FOCUS FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                       11/1/03-     11/1/02-      11/1/01-     11/1/00-     7/3/00 1-
                                                       4/30/04*     10/31/03      10/31/02     10/31/01     10/31/00
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    8.43         7.12          9.00        10.27        10.00
                                                      ----------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income or loss                         (0.03)        0.01          0.03         0.00 2      (0.00) 2
   Net realized and unrealized gains or losses            2.19         1.33         (1.90)       (1.10)        0.27
                                                      ----------------------------------------------------------------------------
   Total income or loss from investment operations        2.16         1.34         (1.87)       (1.10)        0.27
Less distributions:
   Dividends from net investment income                     --        (0.03)        (0.01)       (0.00) 2        --
   Distributions from net realized gains                    --           --            --        (0.17)          --
                                                      ----------------------------------------------------------------------------
   Total distributions                                      --        (0.03)        (0.01)       (0.17)          --
                                                      ----------------------------------------------------------------------------
Net asset value at end of period                         10.59         8.43          7.12         9.00        10.27
                                                      ----------------------------------------------------------------------------
Total return (%)                                         25.62 3      18.96        (20.84)      (10.94)        2.70 3

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 1.08 4       1.04          0.89         0.89         0.89 4
   Gross operating expenses                               1.12 4       1.34          1.18         1.17         2.04 4
   Net investment income or loss                         (0.77) 4      0.13          0.25         0.06        (0.02) 4
Portfolio turnover rate                                     50 3        200            99           92           41 3
Net assets, end of period ($ x 1,000,000)                   44           25            21           32           28

* Unaudited.

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.


74 See financial notes.

HEALTH CARE FOCUS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 o  Non-income producing security

                                                           COST          VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
 99.6%   COMMON STOCK                                    37,131          43,755

  0.5%   SHORT-TERM INVESTMENT                              230             230
--------------------------------------------------------------------------------
100.1%   TOTAL INVESTMENTS                               37,361          43,985

(0.1)%   OTHER ASSETS AND LIABILITIES, NET                                  (57)
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                                43,928

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK 99.6% of net assets

      BUSINESS SERVICES 9.8%
      --------------------------------------------------------------------------
    o Allied Healthcare International, Inc.  20,000                          122
    o Gentiva Health Services, Inc.  76,000                                1,110
  (2) IMS Health, Inc.  65,900                                             1,665
    o Sequenom, Inc.  125,000                                                248
    o Ventiv Health, Inc.  82,400                                          1,159
                                                                         -------
                                                                           4,304
      HEALTHCARE / DRUGS & MEDICINE 83.1%
      --------------------------------------------------------------------------
    o Align Technology, Inc.  68,200                                       1,181
    o AMERIGROUP Corp.  31,300                                             1,299
    o Arqule, Inc.  60,700                                                   403
      Arrow International, Inc.  20,100                                      601
  (8) Bausch & Lomb, Inc.  23,200                                          1,458
      Becton Dickinson & Co.  20,300                                       1,026
  (7) C.R. Bard, Inc.  13,800                                              1,466
    o Community Health Systems, Inc.  40,400                               1,042
 o(5) Coventry Health Care, Inc.  37,600                                   1,573
o(10) Cytyc Corp.  65,100                                                  1,393
    o DaVita, Inc.  24,200                                                 1,237
    o DJ Orthopedics, Inc.  38,600                                           889
    o Express Scripts, Inc.  17,500                                        1,353
    o First Horizon Pharmaceutical
      Corp.  24,800                                                          385
    o Haemonetics Corp.  36,000                                            1,016
 o(4) Health Net, Inc.  62,600                                             1,592
    o Henry Schein, Inc.  13,200                                             930
    o Humana, Inc.  46,000                                                   749
 o(3) King Pharmaceuticals, Inc.  93,500                                   1,613
    o Laboratory Corp. of America
      Holdings  30,800                                                     1,224
      Manor Care, Inc.  28,600                                               928
      Merck & Co., Inc.  21,700                                            1,020
    o Osteotech, Inc.  65,000                                                432
  (1) Oxford Health Plans, Inc.  34,000                                    1,851
    o Pacificare Health Systems, Inc.  34,400                              1,230
 o(9) Pediatrix Medical Group, Inc.  20,000                                1,430
    o PSS World Medical, Inc.  55,300                                        619
    o Quest Diagnostics  12,800                                            1,080
 o(6) Sierra Health Services, Inc.  41,200                                 1,531
    o Sybron Dental Specialties, Inc.  37,600                              1,100
    o Third Wave Technologies, Inc.  102,600                                 498
      UnitedHealth Group, Inc.  21,400                                     1,316
    o Visx, Inc.  47,000                                                   1,029
                                                                         -------
                                                                          36,494
      INSURANCE 3.6%
      --------------------------------------------------------------------------
      Aetna, Inc.  16,800                                                  1,390
      Hooper Holmes, Inc.  36,500                                            201
                                                                         -------
                                                                           1,591
      NON-DURABLES & ENTERTAINMENT 3.1%
      --------------------------------------------------------------------------
    o Service Corp. International  184,800                                 1,366

      SECURITY                                  FACE AMOUNT
        RATE, MATURITY DATE                     ($ x 1,000)
      SHORT-TERM INVESTMENT
      0.5% of net assets

      Brown Brothers Harriman, Grand Cayman
      Time Deposit
          0.50%, 05/03/04                              230                   230

END OF INVESTMENTS.


                                                         See financial notes. 75

HEALTH CARE FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                          $43,985 a
Receivables:
  Fund shares sold                                                        162
  Dividends                                                                 5
  Investments sold                                                      3,516
Prepaid expenses                                                   +       14
                                                                   ----------
TOTAL ASSETS                                                           47,682

LIABILITIES
------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                     17
  Investments bought                                                    3,706
  Investment adviser and administrator fees                                 1
  Transfer agent and shareholder service fees                               1
Accrued expenses                                                   +       29
                                                                   ----------
TOTAL LIABILITIES                                                       3,754

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                           47,682
TOTAL LIABILITIES                                                  -    3,754
                                                                   ----------
NET ASSETS                                                            $43,928
NET ASSETS BY SOURCE
Capital received from investors                                        43,483
Net investment loss                                                      (126)
Net realized capital losses                                            (6,053)
Net unrealized capital gains                                            6,624

NET ASSET VALUE (NAV)
                               SHARES
NET ASSETS        /       OUTSTANDING    =     NAV
   $43,928                      4,146       $10.59

  Unless stated, all numbers x 1,000.

a The fund paid $37,361 for these securities.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

  Purchases                  $28,285
  Sales/maturities           $16,371

FEDERAL TAX DATA
---------------------------------------------------
PORTFOLIO COST                             $37,370
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $7,847
Losses                                 +    (1,232)
                                       ------------
                                            $6,615
AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                                $--
Long-term capital gains                        $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
    2009                                    $1,467
    2010                                     3,990
    2011                               +     3,638
                                       ------------
                                            $9,095


76 See financial notes.

HEALTH CARE FOCUS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                 $49
Interest                                                            +       1
                                                                    ----------
TOTAL INVESTMENT INCOME                                                    50

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  3,052

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                     3,759

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                  89 a
Transfer agent and shareholder service fees                                41 b
Trustees' fees                                                              3 c
Custodian fees                                                             20
Portfolio accounting fees                                                   2
Professional fees                                                          16
Registration fees                                                           6
Shareholder reports                                                 +       7
                                                                    ----------
Total expenses                                                            184
Expense reduction                                                   -       8 d
                                                                    ----------
NET EXPENSES                                                              176

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    50
NET EXPENSES                                                        -     176
                                                                    ----------
NET INVESTMENT LOSS                                                      (126)
NET REALIZED GAINS                                                      3,052 e
NET UNREALIZED GAINS                                                +   3,759 e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $6,685

  Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $6,811.


                                                         See financial notes. 77

HEALTH CARE FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                         11/1/03-4/30/04     11/1/02-10/31/03
Net investment income or loss                      ($126)                 $29
Net realized gains or losses                       3,052               (2,899)
Net unrealized gains                    +          3,759                6,783
                                        --------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                    6,685                3,913

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                 $--                  $99 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                               11/1/03-4/30/04             11/1/02-10/31/03
                            SHARES          VALUE         SHARES        VALUE
Shares sold                  1,562        $16,011            612       $4,654
Shares reinvested               --             --             13           90
Shares redeemed           +   (383)        (3,772)          (672)      (5,019) b
                          ----------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES               1,179        $12,239            (47)       ($275)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                11/1/03-4/30/04            11/1/02-10/31/03
                             SHARES     NET ASSETS        SHARES   NET ASSETS
Beginning of period           2,967        $25,004         3,014      $21,465
Total increase or
decrease                  +   1,179         18,924           (47)       3,539 c
                          ----------------------------------------------------
END OF PERIOD                 4,146        $43,928         2,967      $25,004 d

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 10/31/03 are:

  Ordinary Income                       $99
  Long-term capital gains               $--

b The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

  CURRENT PERIOD                         $6
  PRIOR PERIOD                           $5

  Dollar amounts are net of the redemption proceeds.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes net investment loss in the amount of $126 at the end of the current period.


78 See financial notes.

TECHNOLOGY FOCUS FUND

Financial Statements

FINANCIAL HIGHLIGHTS

                                                           11/1/03-    11/1/02-    11/1/01-    11/1/00-   7/3/00 1-
                                                           4/30/04*    10/31/03    10/31/02    10/31/01   10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period                        4.32        2.90        3.86        8.52      10.00
                                                          -------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment loss                                      (0.02)      (0.02)      (0.02)      (0.03)     (0.02)
    Net realized and unrealized gains or losses               0.14        1.44       (0.94)      (4.63)     (1.46)
                                                          -------------------------------------------------------------------------
    Total income or loss from investment operations           0.12        1.42       (0.96)      (4.66)     (1.48)
                                                          -------------------------------------------------------------------------
Net asset value at end of period                              4.44        4.32        2.90        3.86       8.52
                                                          -------------------------------------------------------------------------
Total return (%)                                              2.78 2     48.97      (24.87)     (54.69)    (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
    Net operating expenses                                    1.04  3     1.04        0.89        0.89       0.89  3
    Gross operating expenses                                  1.04  3     1.25        1.15        1.16       1.52  3
    Net investment loss                                      (0.86) 3    (0.65)      (0.57)      (0.65      (0.63) 3
Portfolio turnover rate                                         41  2      165         117         120         37  2
Net assets, end of period ($ x 1,000,000)                       52          43          26          39         48

*  Unaudited.

1  Commencement of operations.

2  Not annualized.

3  Annualized.


                                                         See financial notes. 79

TECHNOLOGY FOCUS FUND

PORTFOLIO HOLDINGS as of April 30, 2004, unaudited

This section shows all the securities in the fund's portfolio by industry classification and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

 (1)  Top ten holding

  o   Non-income producing security

                                                            COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)   ($x1,000)
--------------------------------------------------------------------------------
100.0%   COMMON STOCK                                      48,636         52,018
--------------------------------------------------------------------------------
100.0%   TOTAL INVESTMENTS                                 48,636         52,018

  0.0%   OTHER ASSETS AND
         LIABILITIES, NET                                                     13
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                                 52,031

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      COMMON STOCK  100.0% of net assets

      AEROSPACE / DEFENSE 6.9%
      --------------------------------------------------------------------------
      Lockheed Martin Corp.  23,900                                        1,140
  (6) Rockwell Collins, Inc.  41,100                                       1,325
      United Technologies Corp.  12,700                                    1,096
                                                                         -------
                                                                           3,561
      BUSINESS MACHINES & SOFTWARE 24.4%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.  19,900                                            823
  (3) Autodesk, Inc.  47,000                                               1,575
    o Cisco Systems, Inc.  52,260                                          1,091
    o Digi International, Inc.  107,000                                    1,040
  (1) International Business Machines
      Corp.  20,000                                                        1,763
    o Lexmark International, Inc.,
      Class A  12,900                                                      1,167
 o(7) NCR Corp.  29,500                                                    1,318
    o Oracle Corp.  62,148                                                   697
    o Storage Technology Corp.  41,000                                     1,077
    o Sybase, Inc.  56,400                                                   965
 o(9) Xerox Corp.  89,200                                                  1,198
                                                                         -------
                                                                          12,714
      BUSINESS SERVICES 22.2%
      --------------------------------------------------------------------------
    o Amdocs Ltd.  40,000                                                  1,062
    o Checkfree Corp.  30,000                                                901
    o Citrix Systems, Inc.  39,800                                           758
    o Covansys Corp.  20,000                                                 280
    o Forrester Research, Inc.  26,000                                       451
    o Hewitt Associates, Inc., Class A  20,000                               618
    o infoUSA, Inc.  64,000                                                  582
    o Intuit, Inc.  14,600                                                   620
    o MRO Software, Inc.  35,900                                             478
    o National Processing, Inc.  20,000                                      496
    o Polycom, Inc.  47,000                                                  897
    o Progress Software Corp.  28,000                                        574
  (8) SS&C Technologies, Inc.  52,500                                      1,212
    o SYKES Enterprises, Inc.  48,500                                        265
    o Synopsys, Inc.  33,000                                                 882
 o(5) Transaction Systems Architects, Inc.,
      Class A  70,000                                                      1,486
                                                                         -------
                                                                          11,562
      ELECTRONICS 35.8%
      --------------------------------------------------------------------------
    o Amkor Technology, Inc.  36,900                                         298
    o Arrow Electronics, Inc.  44,200                                      1,117
    o Aspect Communications Corp.  72,000                                    852
    o Atmel Corp.  181,400                                                 1,059
    o Avnet, Inc.  47,000                                                  1,017
    o Benchmark Electronics, Inc.  33,000                                    892
    o C-COR.net Corp.  93,500                                                849
    o Checkpoint Systems, Inc.  56,900                                       914
    o Cypress Semiconductor Corp.  54,000                                    754
      Intel Corp.  37,260                                                    959
    o Komag, Inc.  45,000                                                    572
    o Littelfuse, Inc.  29,500                                             1,133
  (4) Motorola, Inc.  83,200                                               1,518
      MTS Systems Corp.  29,000                                              683
o(10) National Semiconductor Corp.  29,000                                 1,183
      PerkinElmer, Inc.  59,000                                            1,136
    o Plantronics, Inc.  30,000                                            1,139
      Scientific-Atlanta, Inc.  36,000                                     1,166
      Tektronix, Inc.  35,000                                              1,036
    o Viasat, Inc.  15,000                                                   330
                                                                         -------
                                                                          18,607


80 See financial notes.

TECHNOLOGY FOCUS FUND

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      NON-DURABLES & ENTERTAINMENT 3.0%
      --------------------------------------------------------------------------
 o(2) Activision, Inc.  105,000                                            1,581

      OPTICAL & PHOTO 1.5%
      --------------------------------------------------------------------------
    o Ingram Micro, Inc., Class A  65,000                                    777

      PRODUCER GOODS & MANUFACTURING 3.8%
      --------------------------------------------------------------------------
      Ametek, Inc.  40,800                                                 1,081
    o Catalyst Semiconductor, Inc.  62,000                                   453
    o Tyler Technologies, Inc.  45,500                                       430
                                                                           -----
                                                                           1,964
      TELEPHONE 2.4%
      --------------------------------------------------------------------------
    o Avaya, Inc.  72,100                                                    986
    o Inet Technologies, Inc.  27,000                                        266
                                                                         -------
                                                                           1,252

END OF INVESTMENTS.


                                                         See financial notes. 81

TECHNOLOGY FOCUS FUND

Statement of
ASSETS AND LIABILITIES
As of April 30, 2004; unaudited. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                           $52,018 a
Receivables:
   Fund shares sold                                                        160
   Dividends                                                                 4
   Investments sold                                                      1,940
Prepaid expenses                                                    +       15
                                                                    -----------
TOTAL ASSETS                                                            54,137

LIABILITIES
-------------------------------------------------------------------------------
Cash overdraft                                                             323
Payables:
   Fund shares redeemed                                                    148
   Investments bought                                                    1,593
   Investment adviser and administrator fees                                 1
   Transfer agent and shareholder service fees                               1
Accrued expenses                                                    +       40
                                                                    -----------
TOTAL LIABILITIES                                                        2,106

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            54,137
TOTAL LIABILITIES                                                   -    2,106
                                                                    -----------
NET ASSETS                                                             $52,031

NET ASSETS BY SOURCE
Capital received from investors                                         89,040
Net investment loss                                                       (228)
Net realized capital losses                                            (40,163)
Net unrealized capital gains                                             3,382

NET ASSET VALUE (NAV)

                                 SHARES
NET ASSETS        /         OUTSTANDING      =    NAV
   $52,031                       11,712         $4.44

Unless stated, all numbers x 1,000.

a  The fund paid $48,636 for these securities.

   Not counting short-term obligations and government securities, the fund's security transactions during the period were:

Purchases                $29,992
Sales/maturities         $21,327

FEDERAL TAX DATA
------------------------------------------------------
PORTFOLIO COST                                $48,737

NET UNREALIZED GAINS AND LOSSES:
Gains                                          $6,827
Losses                                    +    (3,546)
                                          ------------
                                               $3,281

AS OF OCTOBER 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                                   $--
Long-term capital gains                           $--

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                         Loss amount
     2008                                        $723
     2009                                      18,131
     2010                                      18,148
     2011                                 +     6,697
                                          ------------
                                              $43,699


82 See financial notes.

TECHNOLOGY FOCUS FUND

Statement of
OPERATIONS
For November 1, 2003 through April 30, 2004; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                 $45
Interest                                                                    1
Securities on loan                                                 +        1
                                                                   -----------
TOTAL INVESTMENT INCOME                                                    47

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  3,637

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                   (3,302)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 143 a
Transfer agent and shareholder service fees                                66 b
Trustees' fees                                                              3 c
Custodian fees                                                             24
Portfolio accounting fees                                                   4
Professional fees                                                          17
Registration fees                                                           6
Shareholder reports                                                        12
Other expenses                                                     +        1
                                                                   -----------
Total expenses                                                            276
Expense reduction                                                  -        1 d
                                                                   -----------
NET EXPENSES                                                              275

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    47
NET EXPENSES                                                       -      275
                                                                   -----------
NET INVESTMENT LOSS                                                      (228)
NET REALIZED GAINS                                                      3,637 e
NET UNREALIZED LOSSES                                              +   (3,302)e
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $107

Unless stated, all numbers x 1,000.

a Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through February 28, 2005, to 1.10% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $335.


                                                         See financial notes. 83

TECHNOLOGY FOCUS FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for current period are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/03-4/30/04    11/1/02-10/31/03
Net investment loss                                   ($228)              ($200)
Net realized gains or losses                          3,637              (3,310)
Net unrealized gains or losses              +        (3,302)             16,615
                                            ------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                        $107             $13,105

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                       11/1/03-4/30/04        11/1/02-10/31/03
                                      SHARES       VALUE     SHARES       VALUE
Shares sold                            3,737     $18,410      3,313     $11,831
Shares redeemed                 +     (1,988)     (9,522)    (2,226)     (7,601) a
                                ------------------------------------------------
NET TRANSACTIONS
IN FUND SHARES                         1,749      $8,888      1,087      $4,230

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                      11/1/03-4/30/04        11/1/02-10/31/03
                                   SHARES    NET ASSETS    SHARES    NET ASSETS
Beginning of period                 9,963       $43,036     8,876       $25,701
Total increase                  +   1,749         8,995     1,087        17,335 b
                                ------------------------------------------------
END OF PERIOD                      11,712       $52,031     9,963       $43,036 c

Unless stated, all numbers x 1,000.

a The fund charges 0.75% of early withdrawal fees on shares redeemed 180 days or less after the purchase:

CURRENT PERIOD             $31
PRIOR PERIOD               $17

   Dollar amounts are net of the redemption proceeds.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes net investment loss in the amount of $228 at the end of the current period.


84 See financial notes.

FUNDS USING SCHWAB EQUITY RATINGS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB DIVIDEND EQUITY FUND AND SCHWAB SMALL-CAP EQUITY FUND OFFER TWO SHARE CLASSES: Investor Shares and Select Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Core Equity Fund, Schwab Hedged Equity Fund, Communications Focus Fund, Financial Services Focus Fund, HealthCare Focus Fund and Technology Focus Fund each offer one share class.

Shares are bought and sold at net asset value (NAV), which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST organized May 7, 1993
   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund
   Schwab Total Stock Market Index Fund
   Schwab International Index Fund
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab U.S. MarketMasters Fund
   Schwab Balanced MarketMasters Fund
   Schwab Small-Cap MarketMasters Fund
   Schwab International MarketMasters Fund
   Schwab Core Equity Fund
   Schwab Dividend Equity Fund
   Schwab Small-Cap Equity Fund
   Schwab Hedged Equity Fund
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

FUNDS USING SCHWAB EQUITY RATINGS

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE SCHWAB HEDGED EQUITY FUND MAY SELL SECURITIES SHORT (SELL SECURITIES IT DOES NOT OWN). When it does so, the fund also places assets worth at least 100% of the value of the short securities into a segregated account, as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. The funds may make direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and

FUNDS USING SCHWAB EQUITY RATINGS

lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                                  AMOUNT                               WEIGHTED
                                OUTSTANDING          AVERAGE           AVERAGE
                                AT 04/30/04         BORROWING*         INTEREST
FUND                            ($ x 1,000)        ($ x 1,000)         RATE* (%)
--------------------------------------------------------------------------------
SCHWAB CORE
EQUITY FUND                         --                 1,518             1.38
--------------------------------------------------------------------------------
SCHWAB HEDGED
EQUITY FUND                         --                    84             1.38
--------------------------------------------------------------------------------
COMMUNICATIONS
FOCUS FUND                          52                    48             1.45
--------------------------------------------------------------------------------
FINANCIAL SERVICES
FOCUS FUND                          --                    43             1.48
--------------------------------------------------------------------------------
HEALTH CARE FOCUS FUND              --                    40             1.50
--------------------------------------------------------------------------------
TECHNOLOGY FOCUS FUND              323                   173             1.48
--------------------------------------------------------------------------------

* Based on the number of days for which the borrowing is outstanding.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments for net operating losses and losses on wash sales.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

- SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes.

- SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

FUNDS USING SCHWAB EQUITY RATINGS

- FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

- SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF THE SCHWAB HEDGED EQUITY FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNT is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

FUNDS USING SCHWAB EQUITY RATINGS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 4/30/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                          TRUST POSITION(S);
NAME AND BIRTHDATE        TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2       Chair, Trustee:                Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.
7/29/37                   Family of Funds, 1989;         Charles Schwab Investment Management, Inc., Charles Schwab
                          Investments, 1991;             Holdings (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair,
                          Capital Trust, 1993;           CEO Schwab (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.;
                          Annuity Portfolios, 1994.      Director, U.S. Trust Corp., United States Trust Co. of New York,
                                                         Siebel Systems (software), Xsign, Inc. (electronic payment systems);
                                                         Trustee, Stanford University. Until 5/04: Director, The Gap, Inc.
                                                         (clothing retailer). Until 2003: Co-CEO, The Charles Schwab Corp.
                                                         Until 2002: Director, Audiobase, Inc. (Internet audio solutions). Until
                                                         5/02: Director, Vodaphone AirTouch PLC (telecommunications).
                                                         Until 7/01: Director, The Charles Schwab Trust Co.; TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

FUNDS USING SCHWAB EQUITY RATINGS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE        TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1          2003 (all trusts).             Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                                                  Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                         Corporation. Director, Wal-Mart Stores, eBay, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1,2      2002 (all trusts).             EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                                                  Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE        TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK           President, CEO                 President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                   (all trusts).                  EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                         Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                         9/02: President, CIO, American Century Investment Management;
                                                         Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                         American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                         and Quantitative Equity Portfolio Management, Twentieth Century
                                                         Investors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG             Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; SVP,
3/7/51                    Financial Officer              The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                          (all trusts).                  Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.

-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD           SVP, Chief Investment          SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                    Officer (all trusts).          Management, Inc.; CIO, The Charles Schwab Trust Co.
-----------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON            Secretary (all trusts).        SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                  Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                         U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

2 Effective June 8, 2004, Jeffrey Lyons resigned as trustee from each of the trusts.

FUNDS USING SCHWAB EQUITY RATINGS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE        TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER        2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                                  First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                         (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                         (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                         Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                         2001: Special Advisor to the President, Stanford University. Until 2002:
                                                         Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                         Business Affairs, CFO, Stanford University.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD         Family of Funds, 1989;         CEO, Dorward & Associates (corporate management, marketing and
9/23/31                   Investments, 1991;             communications consulting). Until 1999: EVP, Managing Director,
                          Capital Trust, 1993;           Grey Advertising.
                          Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER         2000 (all trusts).             Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                                 (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                         Properties (commercial real estate), Stratex Corp. (network equipment);
                                                         Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                         Member, executive committee, Pacific Stock & Options Exchange.
                                                         Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                         Dean, Haas School of Business, University of California, Berkeley.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES          Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                   Investments, 1991;             services and investment advice).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH           2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                  Trustee, Rorento N.V. (investments--Netherlands), Cooper Industries
                                                         (electrical products, tools and hardware); Member, audit committee,
                                                         Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                         Quaker State Co. (oil and gas).
-----------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS        Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                   Investments, 1991;             Chair, CEO, North American Trust (real estate investment trust).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY         Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                   Investments, 1991;             and investments).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.

FUNDS USING SCHWAB EQUITY RATINGS

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(R)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG27230

ITEM 2: CODE OF ETHICS.

      Not applicable to this semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable to this semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable to this semi-annual report.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

      Not applicable for period ending prior to July 9, 2004.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 10: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Randall W. Merk and Registrant's Principal Financial Officer, Tai-Chin Tung, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During Registrant's last fiscal half-year, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 11: EXHIBITS.

(a) (1) Code of ethics - not applicable to this semi-annual report.

    (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

    (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By: /s/ Randall W. Merk
    -------------------------------
        Randall W. Merk
        Chief Executive Officer

Date: June 14, 2004
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Randall W. Merk
    -------------------------------
        Randall W. Merk
        Chief Executive Officer

Date: June 14, 2004
      -------------

By: /s/ Tai-Chin Tung
    -------------------------------
        Tai-Chin Tung
        Principal Financial Officer

Date: June 15, 2004
      -------------